As filed with the U.S. Securities and
Exchange Commission on July 24, 2018
Registration Nos. 33-1857 and 811-4503

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[ X ]

Pre-Effective Amendment No.	[ ]

Post-Effective Amendment No. 53	[ X ]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[ X ]

Amendment No. 54	[ X ]

AQUILA MUNICIPAL TRUST
(Exact Name of Registrant as Specified in Charter)

120 West 45th Street, Suite 3600
New York, New York 10036
(Address of Principal Executive Offices)

(212) 697-6666
(Registrant's Telephone Number)
Diana P. Herrmann
Aquila Investment Management LLC
120 West 45th Street, Suite 3600
New York, New York 10036
(Name and Address of Agent for Service)

Copy to:
Roger P. Joseph, Esq.
Morgan, Lewis & Bockius LLP
One Federal Street
Boston, Massachusetts 02110

It is proposed that this filing will become effective (check appropriate box):

[ ]	immediately upon filing pursuant to paragraph (b)
[ X ]	on (July 25, 2018) pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on (date) pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2)
[ ]	on (date) pursuant to paragraph (a)(2) of Rule 485.
[ ]	This post-effective amendment designates a new effective date for a previous post-effective amendment.

[AQUILA GROUP OF FUNDS LOGO]

PROSPECTUS
July 25, 2018
[logo Aquila Tax-Free Trust of Arizona]	[logo Aquila Tax-Free Fund of Colorado]	[logo Aquila Churchill Tax-Free Fund of Kentucky]	[logo Aquila Narragansett Tax-Free Income Fund]	[logo Aquila Tax-Free Fund For Utah]

	CLASS A SHARES	CLASS C SHARES	CLASS F SHARES	CLASS I SHARES	CLASS T SHARES	CLASS Y SHARES
	TICKER SYMBOL	TICKER SYMBOL	TICKER SYMBOL	TICKER SYMBOL	TICKER SYMBOL	TICKER SYMBOL
Aquila Tax-Free Trust of Arizona	AZTFX	AZTCX	AZFFX	˗	AZFTX	AZTYX

Aquila Tax-Free Fund of Colorado	COTFX	COTCX	COFFX	˗	COFTX	COTYX

Aquila Churchill Tax-Free Fund of Kentucky	CHTFX	CHKCX	CHKFX	CHKIX	CHKTX	CHKYX

Aquila Narragansett Tax-Free Income Fund	NITFX	NITCX	NIFFX	NITIX	NIFTX	NITYX

Aquila Tax-Free Fund For Utah	UTAHX	UTACX	UTAFX	˗	UTATX	UTAYX

The address, telephone number and website of each Fund is: 120 West 45th Street, Suite 3600 New York, NY 10036 212-697-6666 www.aquilafunds.com
To make shareholder account inquiries, call the
Funds' Shareholder Servicing Agent at:
800-437-1000 (or, for financial professionals:
800-437-1020) or you can write to BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Aquila Tax-Free Trust of Arizona
Investment Objective	1
Fees and Expenses of the Fund	1
Principal Investment Strategies	2
Principal Risks	2
Fund Performance	4
Management	5
Purchase and Sale of Fund Shares	5
Tax Information	5
Payments to Broker-Dealers and Other Financial Intermediaries	5

Aquila Tax-Free Fund of Colorado
Investment Objective	6
Fees and Expenses of the Fund	6
Principal Investment Strategies	7
Principal Risks	7
Fund Performance	10
Management	11
Purchase and Sale of Fund Shares	11
Tax Information	11
Payments to Broker-Dealers and Other Financial Intermediaries	11

Aquila Churchill Tax-Free Fund of Kentucky
Investment Objective	12
Fees and Expenses of the Fund	12
Principal Investment Strategies	13
Principal Risks	13
Fund Performance	15
Management	16
Purchase and Sale of Fund Shares	16
Tax Information	16
Payments to Broker-Dealers and Other Financial Intermediaries	16

Aquila Narragansett Tax-Free Income Fund
Investment Objective	17
Fees and Expenses of the Fund	17
Principal Investment Strategies	18
Principal Risks	18
Fund Performance	21
Management	22
Purchase and Sale of Fund Shares	22
Tax Information	22
Payments to Broker-Dealers and Other Financial Intermediaries	22

Aquila Tax-Free Fund For Utah
Investment Objective	23
Fees and Expenses of the Fund	23
Principal Investment Strategies	24
Principal Risks	24
Fund Performance	27
Management	28
Purchase and Sale of Fund Shares	28
Tax Information	28
Payments to Broker-Dealers and Other Financial Intermediaries	28

Additional Information About the Funds' Principal Investment Strategies and Principal Risks	29

Fund Management	42

Net Asset Value per Share	45

Purchases	45

Redeeming an Investment	49

Alternative Purchase Plans	51

Dividends and Distributions	60

Tax Information	61

Financial Highlights	65

Broker-Defined Sales Charge Waiver Policies	83

AQUILA TAX-FREE TRUST OF ARIZONA
FUND SUMMARY
Investment Objective
The Fund's objective is to provide you as high a level of current income exempt from Arizona state and regular Federal income taxes as is consistent with preservation of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. If you invest in Class A Shares, you may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $25,000 in the Fund or in other funds in the Aquila Group of Funds. More information about these and other discounts is available from your financial advisor and under "Alternative Purchase Plans" on page 51 of the Fund's Prospectus, "Sales Charges - Class A Shares and Class T Shares" on page 53 of the Prospectus, "Broker-Defined Sales Charge Waiver Policies" on page 83 of the Prospectus, and "Purchase, Redemption, and Pricing of Shares" on page 71 of the Statement of Additional Information (the "SAI").  If you invest in Class F Shares or Class Y Shares, you may be required to pay a commission to a broker, which is not reflected in the Expense Example.

	Class A Shares	Class C Shares	Class F Shares	Class T Shares	Class Y Shares

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.00%	None	None	2.50%	None

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of redemption value or purchase price)	None(1)	1.00%	None	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of your investment)

Management Fee	0.40%	0.40%	0.40%	0.40%	0.40%

Distribution and Service (12b-1) Fees	0.15%	1.00%	None	0.25%	None

Other Expenses	0.14%	0.14%	0.14%	0.15%	0.15%

Total Annual Fund Operating Expenses	0.69%	1.54%	0.54%	0.80%	0.55%

(1)	Shareholders who purchase $250,000 or more of Class A Shares do not pay an initial sales charge but may pay a contingent deferred sales charge of up to 1% for redemptions within two years of purchase.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Six years after the date of purchase, Class C Shares automatically convert to Class A Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$468	$612_	$769	$1,224
Class C Shares	$257	$486	$839	$1,394
Class F Shares	$55	$173	$302	$677
Class T Shares	$330	$499	$683	$1,215
Class Y Shares	$56	$176	$307	$689

You would pay the following expenses if you did not redeem your Class C Shares:

Class C Shares	$157	$486	$839	$1,394

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance.
1/ Aquila Municipal Trust

During the fiscal year ended March 31, 2018, the Fund's portfolio turnover rate was 16% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, at least 80% of the Fund's net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Arizona state and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals. In general, almost all of these obligations are issued by the State of Arizona, its counties and various other local authorities; these obligations may also include certain other governmental issuers.  We call these "Arizona Obligations." These securities may include participation or other interests in municipal securities and variable rate demand notes.  Some Arizona Obligations, such as general obligation issues, are backed by the issuer's taxing authority, while other Arizona Obligations, such as revenue bonds, are backed only by revenues from certain facilities or other sources and not by the issuer itself.  These obligations can be of any maturity, but the Fund's weighted average maturity has traditionally been between 5 and 15 years.
At the time of purchase, the Fund's Arizona Obligations must be of investment grade quality. This means that they must either
•	be rated within the four highest credit ratings assigned by nationally recognized statistical rating organizations or,
•	if unrated, be determined to be of comparable quality by the Fund's Manager, Aquila Investment Management LLC.
The Manager selects obligations for the Fund's portfolio in order to best achieve the Fund's objective by considering various characteristics including quality, maturity and coupon rate.
Principal Risks
You may lose money by investing in the Fund.  Following is a summary description of certain risks of investing in the Fund.
Market Risk. The value of the Fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment.  When market prices fall, the value of your investment will go down.  In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty.  Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts.  These conditions may continue, recur, worsen or spread.  Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrades of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment.  The U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks, have taken steps to support financial markets, including by keeping interest rates at historically low levels.  This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as unlikely to achieve the desired results.  The Federal Reserve has reduced its market support activities and has begun raising interest rates.  Certain foreign governments and central banks are implementing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth.  Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests.
Interest Rate Risk.  The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or longer duration securities.  Interest rates in the U.S. have been historically low, so the Fund faces a heightened risk that interest rates may continue to rise.  A general rise in interest rates could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund.  The maturity of a security may be significantly longer than its effective duration.  A security's maturity and other features may be more relevant than its effective duration in determining the security's sensitivity to other factors such as changes in credit quality or in the yield premium that the market may establish for certain types of securities.
Credit Risk. If an issuer or obligor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline.  Securities in the lowest category of investment grade (i.e., BBB/Baa) may be considered to have speculative characteristics.
Rating Agency Risk. Investment grade debt securities may be downgraded by a major rating agency to below investment grade status, which would increase the risk of holding these securities. In addition, a rating may become stale in that it fails to reflect changes to an issuer's financial condition. Ratings represent the rating agency's opinion regarding the quality of the security and are not a guarantee of quality. In addition, rating agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.
Risks Associated with Investments in Arizona and Other Municipal Obligations. The Fund may be affected significantly by adverse economic, political or other events affecting Arizona and other municipal issuers in which the
2/ Aquila Municipal Trust

Fund may invest.  Provisions of Arizona's Constitution that limit the amount of debt that can be issued may impair the ability of Arizona issuers to pay principal and/or interest on their obligations.  Over the years, a number of laws have been enacted, often through voter initiatives, which have increased the difficulty of raising State taxes, imposed certain mandatory expenditures by the State, or otherwise limited the Legislature and the Governor's discretion in enacting budgets.  Drought conditions that threaten water supplies for Arizona and the entire Southwest may affect Arizona's water and power infrastructure and the financial condition of Arizona public water and electric power utilities.  Arizona is one of the states in the nation most vulnerable to Federal government expenditure changes because of the large proportion of military spending in the state's economy.  The strength of the Arizona economy will be affected by, among other factors, the strength of the national and global economies, Federal fiscal, monetary and trade policies, geopolitical risks, and business and consumer uncertainty related to these issues.  Arizona's unemployment rate is among the highest in the nation.  Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support.  Arizona has unfunded pension liabilities.  Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults.  Issuers often depend on revenues from these projects to make principal and interest payments.  The value of municipal securities also can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors.  In recent periods an increasing number of municipal issuers throughout the U.S. have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse.
Tax Risk. The income on the Fund's Arizona Obligations and other municipal obligations could become subject to Federal and/or state income taxes due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities.
Liquidity Risk. The Fund may make investments that are illiquid or become illiquid after purchase.  Illiquid assets may also be difficult to value. If the Fund is forced to sell an illiquid security to meet redemption requests or other cash needs, the Fund may be forced to sell the security at a loss.  The Fund may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer).  In extreme cases, this may constrain the Fund's ability to meet its obligations (including obligations to redeeming shareholders).
Prepayment or Call Risk. Many issuers have a right to prepay their securities.  Issuers may be more likely to prepay their securities if interest rates fall.  If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The Fund may also lose any premium it paid on prepaid securities.
Extension Risk.  If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market.  This may drive the prices of these securities down even more because their interest rates are lower than the current interest rate and they remain outstanding longer.
Portfolio Selection Risk. The value of your investment may decrease if the Manager's judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect.
Valuation Risk.  The sales price the Fund could receive for any particular portfolio investment may differ from the Fund's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.  Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued securities or had used a different valuation methodology.  The Fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Redemption Risk.  The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.
Cybersecurity Risk. Cybersecurity failures or breaches by the Fund's Manager, Transfer Agent, Custodian, Distributor and other service providers may disrupt Fund operations, interfere with the Fund's ability to calculate its NAV, prevent Fund shareholders from purchasing, redeeming or exchanging shares or receiving distributions, cause loss of or unauthorized access to private shareholder information, and result in financial losses, regulatory fines, penalties, reputational damage, or additional compliance costs.
Non-Diversification Risk.  The Fund is classified as a "non-diversified" investment company under the Investment Company Act of 1940 (the "1940 Act"). Thus, compared with "diversified" funds, it may invest a greater percentage of its assets in obligations of a small number of issuers. In general, the more the Fund invests in the securities of specific issuers or issues of a similar project type, the more the Fund is exposed to risks associated with investments in those issuers or types of projects.  Also, the Fund may be more risky than a more geographically diverse fund.
These risks are discussed in more detail later in the Prospectus or in the SAI.
3/ Aquila Municipal Trust

Fund Performance
The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the designated periods compare with those of a broad measure of market performance. No performance information is presented for Class F or Class T Shares because Class F Shares and Class T Shares do not have annual returns for at least one calendar year. The returns for Class F Shares and Class T Shares would differ from the returns shown because Class F Shares and Class T Shares have different expenses.  The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.aquilafunds.com or by calling 800-437-1000 (toll-free).
ANNUAL TOTAL RETURNS - As of December 31
Class Y Shares - 2008-2017
15%
12.39%
XXXX
10%              XXXX          9.78%                    9.29%
XXXX          XXXX                     XXXX
5%               XXXX          XXXX    6.74%            XXXX
XXXX          XXXX    XXXX             XXXX                    4.27%
XXXX   1.64%  XXXX    XXXX             XXXX    2.71%           XXXX
0%        XXXX   XXXX   XXXX   XXXX    XXXX     XXXX    XXXX    XXXX    0.12%   XXXX
XXXX                                  XXXX
-2.34%                                -2.10%
-5%
-10%
2008    2009   2010   2011    2012    2013    2014    2015    2016    2017
During the 10-year period shown in the bar chart, the highest return for a quarter was 5.85% (quarter ended September 30, 2009) and the lowest return for a quarter was -3.31% (quarter ended December 31, 2016).
The year-to-date (from January 1, 2018 to June 30, 2018) total return for Class Y Shares was -0.36%.

	Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	5 Years	10 Years
Class Returns Before Taxes:
Class A	0.04%	1.81%	3.57%
Class C	2.23%	1.76%	3.10%
Class Y	4.27%	2.78%	4.14%
Class Y Returns After Taxes:
On Distributions	4.21%	2.75%	4.12%
On Distributions and Redemption	3.76%	2.91%	4.07%
Bloomberg Barclays Quality Intermediate Municipal Bond Index. (This index of municipal bonds of issuers throughout the U.S. is unmanaged and does not reflect deductions for fund operating expenses, taxes or sales charges.)	3.73%	2.18%	3.81%

After-tax returns are calculated using the highest individual Federal marginal income and capital gains tax rates in effect at the time of each distribution and redemption, but do not reflect state and local taxes.  Actual after-tax returns will depend on your specific situation and may differ from those shown.  The after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.  (Please note that an investment in shares of the Fund may not be suitable for you if you are investing through a tax-deferred account).The total returns reflect reinvestment of dividends and distributions.  After-tax returns are shown only for Class Y Shares.  After-tax returns for other classes of shares will vary.
4/ Aquila Municipal Trust

Management
Investment Adviser – Aquila Investment Management LLC (the "Manager")
Portfolio Managers – Mr. Tony Tanner, Vice President and lead portfolio manager of the Fund, is based in Phoenix, AZ, and has served as a portfolio manager of the Fund since 2018.  Mr. James Thompson, Vice President of the Fund, has served as a portfolio manager of the Fund since 2017.  Mr. Royden Durham, Vice President of the Fund, has served as a portfolio manager of the Fund since 2017.
Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund on any day the New York Stock Exchange is open for business. Transactions in Class A Shares or Class C Shares may be made either through a financial advisor or directly with the Fund.The minimum initial purchase amount for Class A and Class C Shares is $1,000, or $50 if an automatic investment program is established. There is no minimum for subsequent investments.  Transactions in Class F Shares, Class T Shares and Class Y Shares may be made only through a financial intermediary, which may impose separate investment minimums.
Tax Information
The Fund intends to distribute income that is exempt from regular Federal income tax and Arizona state income tax. Portions of the Fund's distributions may be subject to such taxes and/or to the Federal alternative minimum tax.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and Aquila Distributors LLC (the "Distributor") or the Manager may pay the intermediary for the sale of Fund shares and related shareholder servicing activities. These payments create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.
5/ Aquila Municipal Trust

AQUILA TAX-FREE FUND OF COLORADO
FUND SUMMARY
Investment Objective
The Fund's objective is to provide you as high a level of current income exempt from Colorado state and regular Federal income taxes as is consistent with preservation of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. If you invest in Class A Shares, you may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $25,000 in the Fund or in other funds in the Aquila Group of Funds. More information about these and other discounts is available from your financial advisor and under "Alternative Purchase Plans" on page 51 of the Fund's Prospectus, "Sales Charges - Class A Shares and Class T Shares" on page 53 of the Prospectus, "Broker-Defined Sales Charge Waiver Policies" on page 83 of the Prospectus, and "Purchase, Redemption, and Pricing of Shares" on page 71 of the Statement of Additional Information (the "SAI").  If you invest in Class F Shares or Class Y Shares, you may be required to pay a commission to a broker, which is not reflected in the Expense Example.

	Class A Shares	Class C Shares	Class F Shares	Class T Shares	Class Y Shares

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.00%	None	None	2.50%	None

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of redemption value or purchase price)	None(1)	1.00%	None	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of your investment)

Management Fee	0.50%	0.50%	0.50%	0.50%	0.50%

Distribution and Service (12b-1) Fees	0.05%	1.00%	None	0.25%	None

Other Expenses	0.15%	0.15%	0.13%	0.15%	0.15%

Total Annual Fund Operating Expenses	0.70%	1.65%	0.63%	0.90%	0.65%

Total Fee Waivers(2)	0.02%	0.02%	0.02%	0.02%	0.02%

Total Annual Fund Operating Expenses After Fee Waivers(2)	0.68%	1.63%	0.61%	0.88%	0.63%

(1)	Shareholders who purchase $250,000 or more of Class A Shares do not pay an initial sales charge but may pay a contingent deferred sales charge of up to 1% for redemptions within two years of purchase.
(2)
The Manager has contractually undertaken to waive its fees so that management fees are equivalent to 0.48 of 1% of net assets of the Fund up to $400,000,000; 0.46 of 1% of net assets above $400,000,000 up to $1,000,000,000; and 0.44 of 1% of net assets above $1,000,000,000.  This contractual undertaking is in effect until September 30, 2019.  The Manager may not terminate the arrangement without the approval of the Board of Trustees.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Six years after the date of purchase, Class C Shares automatically convert to Class A Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
6/ Aquila Municipal Trust

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$467	$613	$772	$1,234
Class C Shares	$266	$518	$895	$1,465
Class F Shares	$62	$200	$349	$784
Class T Shares	$338	$528	$734	$1,328
Class Y Shares	$64	$206	$360	$809

You would pay the following expenses if you did not redeem your Class C Shares:

Class C Shares	$166	$518	$895	$1,465

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the fiscal year ended March 31, 2018, the Fund's portfolio turnover rate was 9% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, at least 80% of the Fund's net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Colorado state and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.  In general, almost all of these obligations are issued by the State of Colorado, its counties and various other local authorities; these obligations may also include certain other governmental issuers.We call these "Colorado Obligations." These securities may include participation or other interests in municipal securities and variable rate demand notes.  A significant portion of the Colorado Obligations in which the Fund invests consist of revenue bonds, which are backed only by revenues from certain facilities or other sources and not by the issuer itself.  These obligations can be of any maturity, but the Fund's weighted average maturity has traditionally been between 5 and 15 years.
At the time of purchase, the Fund's Colorado Obligations must be of investment grade quality. This means that they must either
•	be rated within the four highest credit ratings assigned by nationally recognized statistical rating organizations or,
•	if unrated, be determined to be of comparable quality by the Fund's Sub-Adviser, Davidson Fixed Income Management, Inc. doing business as Kirkpatrick Pettis Capital Management (the "Sub-Adviser").
The Sub-Adviser selects obligations for the Fund's portfolio in order to best achieve the Fund's objective by considering various characteristics including quality, maturity and coupon rate.
Principal Risks
You may lose money by investing in the Fund.  Following is a summary description of certain risks of investing in the Fund.
Market Risk. The value of the Fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment.  When market prices fall, the value of your investment will go down.  In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty.  Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts.  These conditions may continue, recur, worsen or spread.  Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrades of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment.  The U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks, have taken steps to support financial markets, including by keeping interest rates at historically low levels.  This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as unlikely to achieve the desired results.  The Federal Reserve has reduced its market support activities and has begun raising interest rates.  Certain foreign governments and central banks are implementing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth.  Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or
7/ Aquila Municipal Trust

contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests.
Interest Rate Risk.  The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or longer duration securities.  Interest rates in the U.S. have been historically low, so the Fund faces a heightened risk that interest rates may continue to rise.  A general rise in interest rates could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund.  The maturity of a security may be significantly longer than its effective duration.  A security's maturity and other features may be more relevant than its effective duration in determining the security's sensitivity to other factors such as changes in credit quality or in the yield premium that the market may establish for certain types of securities.
Credit Risk. If an issuer or obligor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline.  Securities in the lowest category of investment grade (i.e., BBB/Baa) may be considered to have speculative characteristics.
Rating Agency Risk. Investment grade debt securities may be downgraded by a major rating agency to below investment grade status, which would increase the risk of holding these securities. In addition, a rating may become stale in that it fails to reflect changes to an issuer's financial condition. Ratings represent the rating agency's opinion regarding the quality of the security and are not a guarantee of quality. In addition, rating agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.
Risks Associated with Investments in Colorado and Other Municipal Obligations. The Fund may be affected significantly by adverse economic, political or other events affecting Colorado and other municipal issuers in which the Fund may invest.  The strength of the Colorado economy will be affected by, among other factors, the health of the Colorado labor market, personal income growth, and the residential real estate market, Federal fiscal, monetary and trade policies, the strength of the global economy, geopolitical risks, and business and consumer uncertainty related to these issues. The energy sector is a source of economic activity in Colorado.  Declines in oil and gas production could have an impact on employment and income growth in Colorado.  The Taxpayer Bill of Rights (TABOR), is a constitutional provision that limits increases in spending, as well as the amount of revenue that can be raised, by state and local governments in Colorado in each fiscal year. Revenues in excess of those permitted under TABOR must be refunded to taxpayers.  Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support.  Colorado has significant unfunded pension liabilities.  Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults.  Issuers often depend on revenues from these projects to make principal and interest payments.  The value of municipal securities also can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors.  In recent periods an increasing number of municipal issuers throughout the U.S. have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse.
Tax Risk. The income on the Fund's Colorado Obligations and other municipal obligations could become subject to Federal and/or state income taxes due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities.
Liquidity Risk. The Fund may make investments that are illiquid or become illiquid after purchase.  Illiquid assets may also be difficult to value. If the Fund is forced to sell an illiquid security to meet redemption requests or other cash needs, the Fund may be forced to sell the security at a loss.  The Fund may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer).  In extreme cases, this may constrain the Fund's ability to meet its obligations (including obligations to redeeming shareholders).
Prepayment or Call Risk. Many issuers have a right to prepay their securities.  Issuers may be more likely to prepay their securities if interest rates fall.  If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The Fund may also lose any premium it paid on prepaid securities.
Extension Risk.  If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market.  This may drive the prices of these securities down even more because their interest rates are lower
8/ Aquila Municipal Trust

than the current interest rate and they remain outstanding longer.
Portfolio Selection Risk. The value of your investment may decrease if the Sub-Adviser's judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect.
Valuation Risk.  The sales price the Fund could receive for any particular portfolio investment may differ from the Fund's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.  Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued securities or had used a different valuation methodology.  The Fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Redemption Risk.  The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Cybersecurity Risk. Cybersecurity failures or breaches by the Fund's Manager, Sub-Adviser, Transfer Agent, Custodian, Distributor and other service providers may disrupt Fund operations, interfere with the Fund's ability to calculate its NAV, prevent Fund shareholders from purchasing, redeeming or exchanging shares or receiving distributions, cause loss of or unauthorized access to private shareholder information, and result in financial losses, regulatory fines, penalties, reputational damage, or additional compliance costs.
Non-Diversification Risk.  The Fund is classified as a "non-diversified" investment company under the Investment Company Act of 1940 (the "1940 Act"). Thus, compared with "diversified" funds, it may invest a greater percentage of its assets in obligations of a small number of issuers. In general, the more the Fund invests in the securities of specific issuers or issues of a similar project type, the more the Fund is exposed to risks associated with investments in those issuers or types of projects.  Also, the Fund may be more risky than a more geographically diverse fund.
These risks are discussed in more detail later in the Prospectus or in the SAI.
9/ Aquila Municipal Trust

Fund Performance
The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the designated periods compare with those of a broad measure of market performance. No performance information is presented for Class F or Class T Shares because Class F Shares and Class T Shares do not have annual returns for at least one calendar year. The returns for Class F Shares and Class T Shares would differ from the returns shown because Class F Shares and Class T Shares have different expenses.  The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.aquilafunds.com or by calling 800-437-1000 (toll-free).
The Fund acquired the assets and liabilities of Tax-Free Fund of Colorado (the "Predecessor Fund") on October 11, 2013.  As a result of the reorganization, the Fund is the accounting successor of the Predecessor Fund.  Performance shown for periods prior to October 11, 2013 is the performance of the Predecessor Fund.
ANNUAL TOTAL RETURNS - As of December 31
Class Y Shares - 2008-2017

15%

10%
                 9.47%
                 XXXX          8.96%
                 XXXX          XXXX                 7.86%
                 XXXX          XXXX                 XXXX
5%               XXXX          XXXX   5.89%         XXXX
                 XXXX          XXXX   XXXX          XXXX
                 XXXX          XXXX   XXXX          XXXX   3.00%          2.88%
                 XXXX          XXXX   XXXX          XXXX   XXXX           XXXX
          0.63%  XXXX   1.44%  XXXX   XXXX          XXXX   XXXX           XXXX
0%        XXXX   XXXX   XXXX   XXXX   XXXX          XXXX   XXXX   0.02%   XXXX
                                             XXXX
                                            -2.70%
-5%

-10%

          2008   2009   2010   2011   2012   2013   2014   2015   2016   2017

Calendar Years
During the 10-year period shown in the bar chart, the highest return for a quarter was 4.37% (quarter ended September 30, 2009) and the lowest return for a quarter was -3.05% (quarter ended June 30, 2013).
The year-to-date (from January 1, 2018 to June 30, 2018) total return for Class Y Shares was -0.59%.

	Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	5 Years	10 Years
Class Returns Before Taxes:
Class A	(1.41)%	1.28%	3.19%
Class C	0.86%	1.15%	2.64%
Class Y	2.88%	2.15%	3.67%
Class Y Returns After Taxes:
On Distributions	2.88%	2.15%	3.67%
On Distributions and Redemption	2.76%	2.32%	3.62%
Bloomberg Barclays Quality Intermediate Municipal Bond Index. (This index of municipal bonds of issuers throughout the U.S. is unmanaged and does not reflect deductions for fund operating expenses, taxes or sales charges.)	3.73%	2.18%	3.81%

After-tax returns are calculated using the highest individual Federal marginal income and capital gains tax rates in effect at the time of each distribution and redemption, but do not reflect state and local taxes.  Actual after-tax returns will depend on your specific situation and may differ from those shown.  The after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.  (Please note that an investment in shares of the Fund may not be suitable for you if you are investing through a tax-deferred account). The total returns reflect reinvestment of dividends and distributions.  After-tax returns are shown only for Class Y Shares.After-tax returns for other classes of shares will vary.
10/ Aquila Municipal Trust

Management
Investment Adviser - Aquila Investment Management LLC (the "Manager")
Sub-Adviser - Davidson Fixed Income Management, Inc. doing business as Kirkpatrick Pettis Capital Management
Portfolio Manager -- Mr. Christopher Johns is a Senior Vice President of the Sub-Adviser; he has served as the portfolio manager of the Fund and the Predecessor Fund since the Predecessor Fund's inception in 1987.
Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund on any day the New York Stock Exchange is open for business. Transactions in Class A Shares or Class C Shares may be made either through a financial advisor or directly with the Fund.The minimum initial purchase amount for Class A and Class C Shares is $1,000, or $50 if an automatic investment program is established. There is no minimum for subsequent investments.  Transactions in Class F Shares, Class T Shares and Class Y Shares may be made only through a financial intermediary, which may impose separate investment minimums.
Tax Information
The Fund intends to distribute income that is exempt from regular Federal income tax and Colorado state income tax. Portions of the Fund's distributions may be subject to such taxes and/or to the Federal alternative minimum tax.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and Aquila Distributors LLC (the "Distributor") or the Manager may pay the intermediary for the sale of Fund shares and related shareholder servicing activities. These payments create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.
11/ Aquila Municipal Trust

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY
FUND SUMMARY
Investment Objective
The Fund's objective is to provide you as high a level of current income exempt from Kentucky state and regular Federal income taxes as is consistent with preservation of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. If you invest in Class A Shares, you may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $25,000 in the Fund or in other funds in the Aquila Group of Funds. More information about these and other discounts is available from your financial advisor and under "Alternative Purchase Plans" on page 51 of the Fund's Prospectus, "Sales Charges - Class A Shares and Class T Shares" on page 53 of the Prospectus, "Broker-Defined Sales Charge Waiver Policies" on page 83 of the Prospectus, and "Purchase, Redemption, and Pricing of Shares" on page 71 of the Statement of Additional Information (the "SAI").  If you invest in Class F Shares or Class Y Shares, you may be required to pay a commission to a broker, which is not reflected in the Expense Example.

	Class A Shares	Class C Shares	Class F Shares	Class I Shares	Class T Shares	Class Y Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.00%	None	None	None	2.50%	None

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of redemption value or purchase price)	None(1)	1.00%	None	None	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of your investment)

Management Fee	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%

Distribution and Service (12b-1) Fees	0.15%	1.00%	None	0.40%	0.25%	None

Other Expenses	0.20%	0.20%	0.17%	0.15%	0.20%	0.20%

Total Annual Fund Operating Expenses	0.75%	1.60%	0.57%	0.95%	0.85%	0.60%

(1)	Shareholders who purchase $250,000 or more of Class A Shares do not pay an initial sales charge but may pay a contingent deferred sales charge of up to 1% for redemptions within two years of purchase.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Six years after the date of purchase, Class C Shares automatically convert to Class A Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$474	$630	$800	$1,293
Class C Shares	$263	$505	$871	$1,462
Class F Shares	$58	$183	$318	$714
Class I Shares	$97	$303	$525	$1,166
Class T Shares	$335	$514	$710	$1,273
Class Y Shares	$61	$192	$335	$750

You would pay the following expenses if you did not redeem your Class C Shares:

Class C Shares	$163	$505	$871	$1,462

12/ Aquila Municipal Trust

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance.  During the fiscal year ended March 31, 2018, the Fund's portfolio turnover rate was 9% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, at least 80% of the Fund's net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Kentucky income and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.  In general, almost all of these obligations are issued by the Commonwealth of Kentucky, its counties and various other local authorities; these obligations may also include certain other governmental issuers.  We call these "Kentucky Obligations." These securities may include participation or other interests in municipal securities and variable rate demand notes.  A significant portion of the Kentucky Obligations in which the Fund invests consist of revenue bonds, which are backed only by revenues from certain facilities or other sources and not by the issuer itself.  These obligations can be of any maturity, but the Fund's weighted average maturity has traditionally been between 5 and 15 years.
At the time of purchase, the Fund's Kentucky Obligations must be of investment grade quality. This means that they must either
*	be rated within the four highest credit ratings assigned by nationally recognized statistical rating organizations or,
*	if unrated, be determined to be of comparable quality by the Fund's Manager, Aquila Investment Management LLC.
The Manager selects obligations for the Fund's portfolio in order to best achieve the Fund's objective by considering various characteristics including quality, maturity and coupon rate.
Principal Risks
You may lose money by investing in the Fund.  Following is a summary description of certain risks of investing in the Fund.
Market Risk. The value of the Fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment.  When market prices fall, the value of your investment will go down.  In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty.  Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts.  These conditions may continue, recur, worsen or spread.  Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrades of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment.  The U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks, have taken steps to support financial markets, including by keeping interest rates at historically low levels.  This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as unlikely to achieve the desired results.  The Federal Reserve has reduced its market support activities and has begun raising interest rates.  Certain foreign governments and central banks are implementing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth.  Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests.
Interest Rate Risk.  The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or longer duration securities.  Interest rates in the U.S. have been historically low, so the Fund faces a heightened risk that interest rates may continue to rise.  A general rise in interest rates could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund.  The maturity of a security may be significantly longer than its effective duration.  A security's maturity and other features may be more relevant than its effective duration in determining the security's sensitivity to other factors such as changes in credit quality or in the yield premium that the market may establish for certain types of securities.
Credit Risk. If an issuer or obligor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline.  Securities in the lowest category of investment grade (i.e., BBB/Baa) may be considered to have speculative characteristics.
Rating Agency Risk. Investment grade debt securities may be downgraded by a major rating agency to below investment grade status, which would increase the risk of holding these securities. In addition, a rating may become stale in that it fails to reflect changes to an issuer's financial condition. Ratings represent the rating agency's opinion regarding the quality of the security and are not a
13/ Aquila Municipal Trust

guarantee of quality. In addition, rating agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.
Risks Associated with Investments in Kentucky and Other Municipal Obligations. The Fund may be affected significantly by adverse economic, political or other events affecting Kentucky and other municipal issuers in which the Fund may invest.  The strength of the Kentucky economy will be affected by, among other factors, employment growth and energy production, including the market for Kentucky coal, monetary and trade policies, the strength of the global economy, geopolitical risks, and business and consumer uncertainty related to these issues.  The market for Kentucky coal and losses in mining-related jobs continue to be areas of concern.  Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support.  Kentucky is facing a revenue shortfall in 2018 and significant long-term liabilities.  In particular, Kentucky's retirement systems are underfunded by almost 70%, with a total unfunded pension liability of approximately $49 billion (using published actuarial rates).  To address this, the Commonwealth recently enacted pension reforms. Standard & Poor's, a rating agency, downgraded Kentucky's credit rating by one level to A in 2018.  Another rating agency, Moody's, downgraded Kentucky's credit rating by one level to Aa3 in 2017.  Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults.  Issuers often depend on revenues from these projects to make principal and interest payments.  The value of municipal securities also can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors.  In recent periods an increasing number of municipal issuers throughout the U.S. have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse.
Tax Risk. The income on the Fund's Kentucky Obligations and other municipal obligations could become subject to Federal and/or state income taxes due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities.
Liquidity Risk. The Fund may make investments that are illiquid or become illiquid after purchase.  Illiquid assets may also be difficult to value. If the Fund is forced to sell an illiquid security to meet redemption requests or other cash needs, the Fund may be forced to sell the security at a loss.  The Fund may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer).  In extreme cases, this may constrain the Fund's ability to meet its obligations (including obligations to redeeming shareholders).
Prepayment or Call Risk. Many issuers have a right to prepay their securities.  Issuers may be more likely to prepay their securities if interest rates fall.  If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The Fund may also lose any premium it paid on prepaid securities.
Extension Risk.  If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market.  This may drive the prices of these securities down even more because their interest rates are lower than the current interest rate and they remain outstanding longer.
Portfolio Selection Risk. The value of your investment may decrease if the Manager's judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect.
Valuation Risk.  The sales price the Fund could receive for any particular portfolio investment may differ from the Fund's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.  Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued securities or had used a different valuation methodology.  The Fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Redemption Risk.  The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.
Cybersecurity Risk. Cybersecurity failures or breaches by the Fund's Manager, Transfer Agent, Custodian, Distributor and other service providers may disrupt Fund operations, interfere with the Fund's ability to calculate its NAV, prevent Fund shareholders from purchasing, redeeming or exchanging shares or receiving distributions, cause loss of or unauthorized access to private shareholder information, and result in financial losses, regulatory fines, penalties, reputational damage, or additional compliance costs.
Non-Diversification Risk.  The Fund is classified as a "non-diversified" investment company under the Investment Company Act of 1940 (the "1940 Act"). Thus, compared with "diversified" funds, it may invest a greater percentage of its assets in obligations of a small number of issuers. In general, the more the Fund invests in the securities of specific issuers or issues of a similar project type, the more the Fund is exposed to risks associated with investments in those issuers or types of projects.  Also, the Fund may be more risky than a more geographically diverse fund.
These risks are discussed in more detail later in the Prospectus or in the SAI.
14/ Aquila Municipal Trust

Fund Performance
The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the designated periods compare with those of a broad measure of market performance. No performance information is presented for Class F or Class T Shares because Class F Shares and Class T Shares do not have annual returns for at least one calendar year. The returns for Class F Shares and Class T Shares would differ from the returns shown because Class F Shares and Class T Shares have different expenses.  The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.aquilafunds.com or by calling 800-437-1000 (toll-free).
The Fund acquired the assets and liabilities of Churchill Tax-Free Fund of Kentucky (the "Predecessor Fund") on October 11, 2013.  As a result of the reorganization, the Fund is the accounting successor of the Predecessor Fund.  Performance shown for periods prior to October 11, 2013, is the performance of the Predecessor Fund.
ANNUAL TOTAL RETURNS - As of December 31
Class Y Shares - 2008-2017
20%
16.21%
XXXX
15%              XXXX
XXXX
XXXX
XXXX
10%              XXXX          9.81%
XXXX          XXXX
XXXX          XXXX                 7.33%
XXXX          XXXX                 XXXX
XXXX          XXXX                 XXXX
5%               XXXX          XXXX   5.78%         XXXX
XXXX          XXXX   XXXX          XXXX                  4.02%
XXXX          XXXX   XXXX          XXXX                  XXXX
XXXX          XXXX   XXXX          XXXX   2.53%          XXXX
XXXX   1.44%  XXXX   XXXX          XXXX   XXXX           XXXX
0%               XXXX   XXXX   XXXX   XXXX   XXXX   XXXX   XXXX   0.03%   XXXX
XXXX                               XXXX
XXXX                               XXXX
XXXX                              -2.15%
XXXX
-4.88%
-5%
-10%
-15%
2008   2009   2010   2011   2012   2013   2014   2015   2016   2017
Calendar Years
During the 10-year period shown in the bar chart, the highest return for a quarter was 7.37% (quarter ended March 31, 2009) and the lowest return for a quarter was -5.16% (quarter ended September 30, 2008).
The year-to-date (from January 1, 2018 to June 30, 2018) total return for Class Y Shares was -0.33%.

	Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	5 Years	10 Years
Class Returns Before Taxes:
Class A	(0.30)%	1.34%	3.29%
Class C	2.00%	1.29%	2.82%
Class I	3.71%	1.99%	3.55%
Class Y	4.02%	2.30%	3.86%
Class Y Returns After Taxes:
On Distributions	4.01%	2.30%	3.84%
On Distributions and Redemption	3.47%	2.47%	3.80%
Bloomberg Barclays Quality Intermediate Municipal Bond Index. (This index of municipal bonds of issuers throughout the U.S. is unmanaged and does not reflect deductions for fund operating expenses, taxes or sales charges.)	3.73%	2.18%	3.81%

After-tax returns are calculated using the highest individual Federal marginal income and capital gains tax rates in effect at the time of each distribution and redemption, but do not reflect state and local taxes.  Actual after-tax returns will depend on your specific situation and may differ from those shown.  The after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.  (Please note that an investment in shares of the Fund may not be suitable for you if you are investing through a tax-deferred account). The total returns reflect reinvestment of dividends and distributions.  After-tax returns are shown only for Class Y Shares.  After-tax returns for other classes of shares will vary.
15/ Aquila Municipal Trust

Management
Investment Adviser - Aquila Investment Management LLC (the "Manager")
Portfolio Managers - Mr. Royden Durham, Vice President and lead portfolio manager of the Fund, is based in Louisville, KY, and has served as a portfolio manager of the Fund and the Predecessor Fund since 2011.  Mr. Tony Tanner, Vice President of the Fund, has served as a portfolio manager of the Fund since 2018.  Mr. James Thompson, Vice President of the Fund, has served as a portfolio manager of the Fund since 2017.
Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund on any day the New York Stock Exchange is open for business. Transactions in Class A Shares or Class C Shares may be made either through a financial advisor or directly with the Fund.The minimum initial purchase amount for Class A and Class C Shares is $1,000, or $50 if an automatic investment program is established. There is no minimum for subsequent investments.  Transactions in Class F Shares, Class I Shares, Class T Shares and Class Y Shares may be made only through a financial intermediary, which may impose separate investment minimums.
Tax Information
The Fund intends to distribute income that is exempt from regular Federal income tax and Kentucky income tax. Portions of the Fund's distributions may be subject to such taxes and/or to the Federal alternative minimum tax.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and Aquila Distributors LLC (the "Distributor") or the Manager may pay the intermediary for the sale of Fund shares and related shareholder servicing activities. These payments create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.
16/ Aquila Municipal Trust

AQUILA NARRAGANSETT TAX-FREE INCOME FUND
FUND SUMMARY
Investment Objective
The Fund's objective is to provide you as high a level of current income exempt from Rhode Island state and regular Federal income taxes as is consistent with preservation of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. If you invest in Class A Shares, you may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $25,000 in the Fund or in other funds in the Aquila Group of Funds. More information about these and other discounts is available from your financial advisor and under "Alternative Purchase Plans" on page 51 of the Fund's Prospectus, "Sales Charges - Class A Shares and Class T Shares" on page 53 of the Prospectus, "Broker-Defined Sales Charge Waiver Policies" on page 83 of the Prospectus, and "Purchase, Redemption, and Pricing of Shares" on page 71 of the Statement of Additional Information (the "SAI").  If you invest in Class F Shares or Class Y Shares, you may be required to pay a commission to a broker, which is not reflected in the Expense Example.

	Class A Shares	Class C Shares	Class F Shares	Class I Shares	Class T Shares	Class Y Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.00%	None	None	None	2.50%	None

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of redemption value or purchase price)	None(1)	1.00%	None	None	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of your investment)

Management Fee	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%

Distribution and Service (12b-1) Fees	0.15%	1.00%	None	0.40%	0.25%	None

Other Expenses	0.19%	0.19%	0.17%	0.12%	0.19%	0.19%

Total Annual Fund Operating Expenses	0.84%	1.69%	0.67%	1.02%	0.94%	0.69%

(1)	Shareholders who purchase $250,000 or more of Class A Shares do not pay an initial sales charge but may pay a contingent deferred sales charge of up to 1% for redemptions within two years of purchase.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Six years after the date of purchase, Class C Shares automatically convert to Class A Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$482	$657	$847	$1,396
Class C Shares	$272	$533	$918	$1,564
Class F Shares	$68	$214	$373	$835
Class I Shares	$104	$325	$563	$1,248
Class T Shares	$344	$542	$757	$1,376
Class Y Shares	$70	$221	$384	$859

You would pay the following expenses if you did not redeem your Class C Shares:

Class C Shares	$172	$533	$918	$1,564

17/ Aquila Municipal Trust

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the fiscal year ended March 31, 2018, the Fund's portfolio turnover rate was 4% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, at least 80% of the Fund's net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Rhode Island state and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.  In general, all or almost all of these obligations are issued by the State of Rhode Island, its counties and various other local authorities; these obligations may also include certain other governmental issuers.  We call these "Rhode Island Obligations." These securities may include participation or other interests in municipal securities and variable rate demand notes.  Some Rhode Island Obligations, such as general obligation issues, are backed by the issuer's taxing authority, while other Rhode Island Obligations, such as revenue bonds, are backed only by revenues from certain facilities or other sources and not by the issuer itself.  These obligations can be of any maturity, but the Fund's weighted average maturity has traditionally been between 5 and 15 years.
At the time of purchase, the Fund's Rhode Island Obligations must be of investment grade quality. This means that they must either
•	be rated within the four highest credit ratings assigned by nationally recognized statistical rating organizations or,
•	if unrated, be determined to be of comparable quality by the Fund's Sub-Adviser, Citizens Investment Advisors, a department of Citizens Bank, N.A. (the "Sub-Adviser").
The Sub-Adviser selects obligations for the Fund's portfolio in order to best achieve the Fund's objective by considering various characteristics including quality, maturity and coupon rate.
Principal Risks
You may lose money by investing in the Fund.  Following is a summary description of certain risks of investing in the Fund.
Market Risk. The value of the Fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment.  When market prices fall, the value of your investment will go down.  In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty.  Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts.  These conditions may continue, recur, worsen or spread.  Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrades of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment.  The U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks, have taken steps to support financial markets, including by keeping interest rates at historically low levels.  This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as unlikely to achieve the desired results.  The Federal Reserve has reduced its market support activities and has begun raising interest rates.  Certain foreign governments and central banks are implementing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth.  Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests.
Interest Rate Risk.  The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or longer duration securities.  Interest rates in the U.S. have been historically low, so the Fund faces a heightened risk that interest rates may continue to rise.  A general rise in interest rates could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund.  The maturity of a security may be significantly longer than its effective duration.  A security's maturity and other features may be more relevant than its effective duration in determining the security's sensitivity to other factors such as changes in credit quality or in the yield premium that the market may establish for certain types of securities.
Credit Risk. If an issuer or obligor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline.  Securities in the lowest category of investment grade (i.e., BBB/Baa) may be considered to have speculative characteristics.
18/ Aquila Municipal Trust

Rating Agency Risk. Investment grade debt securities may be downgraded by a major rating agency to below investment grade status, which would increase the risk of holding these securities. In addition, a rating may become stale in that it fails to reflect changes to an issuer's financial condition. Ratings represent the rating agency's opinion regarding the quality of the security and are not a guarantee of quality. In addition, rating agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.
Risks Associated with Investments in Rhode Island and Other Municipal Obligations. The Fund may be affected significantly by adverse economic, political or other events affecting Rhode Island and other municipal issuers in which the Fund may invest.  Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support.  Rhode Island continues to face significant budget deficits, and a number of municipalities in the Rhode Island have experienced financial difficulties.  The strength of the Rhode Island economy also will be affected by Federal fiscal, monetary and trade policies, the strength of the global economy, geopolitical risks, and business and consumer uncertainty related to these issues. Rhode Island's retirement systems are underfunded; the unfunded pension liability totals approximately $5.3 billion (using published actuarial rates).  Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults.  Issuers often depend on revenues from these projects to make principal and interest payments.  The value of municipal securities also can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors.  In recent periods an increasing number of municipal issuers throughout the U.S. have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse.
Tax Risk. The income on the Fund's Rhode Island Obligations and other municipal obligations could become subject to Federal and/or state income taxes due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities.
Liquidity Risk. The Fund may make investments that are illiquid or become illiquid after purchase.  Illiquid assets may also be difficult to value. If the Fund is forced to sell an illiquid security to meet redemption requests or other cash needs, the Fund may be forced to sell the security at a loss.  The Fund may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer).  In extreme cases, this may constrain the Fund's ability to meet its obligations (including obligations to redeeming shareholders).
Prepayment or Call Risk. Many issuers have a right to prepay their securities.  Issuers may be more likely to prepay their securities if interest rates fall.  If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The Fund may also lose any premium it paid on prepaid securities.
Extension Risk.  If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market.  This may drive the prices of these securities down even more because their interest rates are lower than the current interest rate and they remain outstanding longer.
Portfolio Selection Risk. The value of your investment may decrease if the Sub-Adviser's judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect.
Valuation Risk.  The sales price the Fund could receive for any particular portfolio investment may differ from the Fund's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.  Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued securities or had used a different valuation methodology.  The Fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Redemption Risk.  The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Cybersecurity Risk. Cybersecurity failures or breaches by the Fund's Manager, Sub-Adviser, Transfer Agent, Custodian, Distributor and other service providers may disrupt Fund operations, interfere with the Fund's ability to calculate its NAV, prevent Fund shareholders from purchasing, redeeming or exchanging shares or receiving distributions, cause loss of or unauthorized access to private shareholder information, and result in financial losses, regulatory fines, penalties, reputational damage, or additional compliance costs.
Non-Diversification Risk.  The Fund is classified as a "non-diversified" investment company under the Investment Company Act of 1940 (the "1940 Act"). Thus, compared with "diversified" funds, it may invest a greater
19/ Aquila Municipal Trust

percentage of its assets in obligations of a small number of issuers. In general, the more the Fund invests in the securities of specific issuers or issues of a similar project type, the more the Fund is exposed to risks associated with investments in those issuers or types of projects.  Also, the Fund may be more risky than a more geographically diverse fund.
An investment in the Fund is not a deposit in Citizens Bank, N.A., any of its bank or non-bank affiliates or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
These risks are discussed in more detail later in the Prospectus or in the SAI.
20/ Aquila Municipal Trust

Fund Performance
The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the designated periods compare with those of a broad measure of market performance. No performance information is presented for Class F or Class T Shares because Class F Shares and Class T Shares do not have annual returns for at least one calendar year. The returns for Class F Shares and Class T Shares would differ from the returns shown because Class F Shares and Class T Shares have different expenses.  The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.aquilafunds.com or by calling 800-437-1000 (toll-free).
The Fund acquired the assets and liabilities of Aquila Narragansett Tax-Free Income Fund (the "Predecessor Fund") on October 11, 2013.  As a result of the reorganization, the Fund is the accounting successor of the Predecessor Fund.  Performance shown for periods prior to October 11, 2013 is the performance of the Predecessor Fund.
ANNUAL TOTAL RETURNS - As of December 31
Class Y Shares - 2008-2017

15%

10%
                                                      9.22%
                   7.07%        7.33%                 XXXX
                   XXXX         XXXX                  XXXX
 5%                XXXX         XXXX   4.96%          XXXX                  4.69%
                   XXXX         XXXX   XXXX           XXXX   3.43%          XXXX
                   XXXX         XXXX   XXXX           XXXX   XXXX           XXXX
                   XXXX         XXXX   XXXX           XXXX   XXXX           XXXX
            1.46%  XXXX  1.88%  XXXX   XXXX           XXXX   XXXX           XXXX
 0%         XXXX   XXXX  XXXX   XXXX   XXXX           XXXX   XXXX   0.39%   XXXX
                                              XXXX
                                             -3.23%
-5%

-10%
            2008   2009  2010   2011   2012   2013    2014   2015   2016   2017

Calendar Years

During the 10-year period shown in the bar chart, the highest return for a quarter was 3.82% (quarter ended March 31, 2014) and the lowest return for a quarter was -3.36% (quarter ended June 30, 2013).
The year-to-date (from January 1, 2018 to June 30, 2018) total return for Class Y Shares was -0.54%.

	Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	5 Years	10 Years
Class Returns Before Taxes:
Class A	0.35%	1.83%	3.08%
Class C	2.65%	1.79%	2.64%
Class I	4.30%	2.49%	3.35%
Class Y	4.69%	2.81%	3.66%
Class Y Returns After Taxes:
On Distributions	4.69%	2.81%	3.66%
On Distributions and Redemption	3.86%	2.86%	3.61%
Bloomberg Barclays Quality Intermediate Municipal Bond Index. (This index of municipal bonds of issuers throughout the U.S. is unmanaged and does not reflect deductions for fund operating expenses, taxes or sales charges.)	3.73%	2.18%	3.81%

After-tax returns are calculated using the highest individual Federal marginal income and capital gains tax rates in effect at the time of each distribution and redemption, but do not reflect state and local taxes.  Actual after-tax returns will depend on your specific situation and may differ from those shown.  The after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.  (Please note that an investment in shares of the Fund may not be suitable for you if you are investing through a tax-deferred account). The total returns reflect reinvestment of dividends and distributions.  After-tax returns are shown only for Class Y Shares.  After-tax returns for other classes of shares will vary.
21/ Aquila Municipal Trust

Management
Investment Adviser - Aquila Investment Management LLC (the "Manager")
Sub-Adviser - Citizens Investment Advisors, a department of Citizens Bank, N.A.
Portfolio Manager - Jeffrey K. Hanna, a Senior Vice President of the Sub-Adviser, has served as the portfolio manager or co-portfolio manager of the Fund and the Predecessor Fund since 2005, and was an assistant portfolio manager of the Predecessor Fund from 2000 to 2005.
Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund on any day the New York Stock Exchange is open for business. Transactions in Class A Shares or Class C Shares may be made either through a financial advisor or directly with the Fund.The minimum initial purchase amount for Class A and Class C Shares is $1,000, or $50 if an automatic investment program is established. There is no minimum for subsequent investments.  Transactions in Class F Shares, Class I Shares, Class T Shares and Class Y Shares may be made only through a financial intermediary, which may impose separate investment minimums.
Tax Information
The Fund intends to distribute income that is exempt from regular Federal income tax and Rhode Island state income tax. Portions of the Fund's distributions may be subject to such taxes and/or to the Federal alternative minimum tax.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and Aquila Distributors LLC (the "Distributor") or the Manager may pay the intermediary for the sale of Fund shares and related shareholder servicing activities. These payments create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.
22/ Aquila Municipal Trust

AQUILA TAX-FREE FUND FOR UTAH
FUND SUMMARY
Investment Objective
The Fund's objective is to provide you as high a level of current income exempt from Utah state and regular Federal income taxes as is consistent with preservation of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. If you invest in Class A Shares, you may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $25,000 in the Fund or in other funds in the Aquila Group of Funds. More information about these and other discounts is available from your financial advisor and under "Alternative Purchase Plans" on page 51 of the Fund's Prospectus, "Sales Charges - Class A Shares and Class T Shares" on page 53 of the Prospectus, "Broker-Defined Sales Charge Waiver Policies" on page 83 of the Prospectus, and "Purchase, Redemption, and Pricing of Shares" on page 71 of the Statement of Additional Information (the "SAI").  If you invest in Class F Shares or Class Y Shares, you may be required to pay a commission to a broker, which is not reflected in the Expense Example.

	Class A Shares	Class C Shares	Class F Shares	Class T Shares	Class Y Shares

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.00%	None	None	2.50%	None

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of redemption value or purchase price)	None(1)	1.00%	None	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of your investment)

Management Fee	0.50%	0.50%	0.50%	0.50%	0.50%

Distribution and Service (12b-1) Fees	0.20%	1.00%	None	0.25%	None

Other Expenses	0.17%	0.16%	0.15%	0.17%	0.17%

Total Annual Fund Operating Expenses	0.87%	1.66%	0.65%	0.92%	0.67%

Total Fee Waivers and/or Reimbursement (2)	0.02%	0.02%	0.02%	0.02%	0.02%

Total Annual Fund Operating Expenses After Fee Waivers (2)	0.85%	1.64%	0.63%	0.90%	0.65%

(1)	Shareholders who purchase $250,000 or more of Class A Shares do not pay an initial sales charge but may pay a contingent deferred sales charge of up to 1% for redemptions within two years of purchase.
(2)
The Manager has contractually undertaken to waive fees and/or reimburse Fund expenses so that total Fund expenses will not exceed 0.84% for Class A Shares, 1.64% for Class C Shares, 0.62% for Class F Shares, 0.89% for Class T Shares and 0.64% for Class Y Shares through September 30, 2018.  Beginning October 1, 2018, the Manager has contractually undertaken to waive its fees so that management fees are equivalent to 0.48 of 1% of net assets of the Fund up to $400,000,000; 0.46 of 1% of net assets above $400,000,000 up to $1,000,000,000; and 0.44 of 1% of net assets above $1,000,000,000. This contractual undertaking is in effect until September 30, 2019.  The Manager may not terminate these arrangements without the approval of the Board of Trustees.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Six years after the date of purchase, Class C Shares automatically convert to Class A Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
23/ Aquila Municipal Trust

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$483	$665	$861	$1,428
Class C Shares	$267	$521	$900	$1,559
Class F Shares	$64	$206	$360	$809
Class T Shares	$340	$534	$745	$1,351
Class Y Shares	$66	$212	$371	$833

You would pay the following expenses if you did not redeem your Class C Shares:

Class C Shares	$167	$521	$900	$1,559

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance.  During the fiscal year ended March 31, 2018, the Fund's portfolio turnover rate was 15% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, at least 80% of the Fund's net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Utah state individual and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.  These obligations are issued by the State of Utah, its counties and various other local authorities, certain other governmental issuers, and by other states and entities that do not tax interest from obligations issued by the State of Utah. These obligations also include obligations issued by other states, the interest on which is exempt, in the opinion of bond counsel or other appropriate counsel, from regular Federal income tax and, pursuant to an administrative determination of the Utah State Tax Commission issued under statutory authority, from Utah individual (but not corporate) income taxes. We call these obligations "Utah Double-Exempt Obligations." Under normal circumstances, at least 50% of the Fund's assets will consist of obligations of Utah-based issuers.  Utah Double-Exempt Obligations may include participation or other interests in municipal securities and variable rate demand notes.  Some Utah Double-Exempt Obligations, such as general obligation issues, are backed by the issuer's taxing authority, while other Utah Double-Exempt Obligations, such as revenue bonds, are backed only by revenues from certain facilities or other sources and not by the issuer itself.  These obligations can be of any maturity, but the Fund's weighted average maturity has traditionally been between 5 and 15 years.
At the time of purchase, the Fund's Utah Double-Exempt Obligations must be of investment grade quality. This means that they must either
•	be rated within the four highest credit ratings assigned by nationally recognized statistical rating organizations or,
•	if unrated, be determined to be of comparable quality by the Fund's Manager, Aquila Investment Management LLC.
The Fund may invest a significant portion of its assets in unrated securities, including those issued in private placement transactions.  From time to time, the Fund may hold a significant percentage, or all, of the outstanding private placement bonds issued by certain issuers.
The Manager selects obligations for the Fund's portfolio in order to best achieve the Fund's objective by considering various characteristics including quality, maturity and coupon rate.
Principal Risks
You may lose money by investing in the Fund.  Following is a summary description of certain risks of investing in the Fund.
Market Risk. The value of the Fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment.  When market prices fall, the value of your investment will go down.  In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty.  Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts.  These conditions may continue, recur, worsen or spread.  Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrades of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment.  The U.S. government and the Federal Reserve,
24/ Aquila Municipal Trust

as well as certain foreign governments and their central banks, have taken steps to support financial markets, including by keeping interest rates at historically low levels.  This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as unlikely to achieve the desired results.  The Federal Reserve has reduced its market support activities and has begun raising interest rates.  Certain foreign governments and central banks are implementing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth.  Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests.
Interest Rate Risk.  The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or longer duration securities.  Interest rates in the U.S. have been historically low, so the Fund faces a heightened risk that interest rates may continue to rise.  A general rise in interest rates could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund.  The maturity of a security may be significantly longer than its effective duration.  A security's maturity and other features may be more relevant than its effective duration in determining the security's sensitivity to other factors such as changes in credit quality or in the yield premium that the market may establish for certain types of securities.
Credit Risk. If an issuer or obligor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline.  Securities in the lowest category of investment grade (i.e., BBB/Baa) may be considered to have speculative characteristics.
Rating Agency Risk. Investment grade debt securities may be downgraded by a major rating agency to below investment grade status, which would increase the risk of holding these securities. In addition, a rating may become stale in that it fails to reflect changes to an issuer's financial condition. Ratings represent the rating agency's opinion regarding the quality of the security and are not a guarantee of quality. In addition, rating agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.
Risks Associated with Investments in Utah and Other Municipal Obligations. The Fund may be affected significantly by adverse economic, political or other events affecting Utah and other municipal issuers in which the Fund may invest.  Provisions of Utah's Constitution and state statutes that limit the borrowing, taxing and spending authority of Utah's governmental entities may impair the ability of Utah issuers to pay principal and/or interest on their obligations.  Utah households pay more in state and local taxes per household than the national average.  The current relatively high level of taxation could adversely affect the ability of Utah issuers to raise taxes substantially or at all.  The strength of the Utah economy also will be affected Federal fiscal, monetary and trade policies, the strength of the global economy, geopolitical risks, and business and consumer uncertainty related to these issues.  Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support.  Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults.  Issuers often depend on revenues from these projects to make principal and interest payments.  The value of municipal securities also can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors.  In recent periods an increasing number of municipal issuers throughout the U.S. have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse.
Tax Risk. The income on the Fund's Utah Double-Exempt Obligations and other municipal obligations could become subject to Federal and/or state income taxes due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities.
Unrated Security Risk. When the Fund purchases unrated securities, it will depend on the Manager's analysis of credit risk without the assessment of a nationally recognized statistical rating organization. Unrated securities may be less liquid than rated securities determined to be of comparable quality.
Liquidity Risk. The Fund may make investments that are illiquid or become illiquid after purchase, including investments in securities issued in private placement transactions.  Illiquid assets may also be difficult to value. If the Fund is forced to sell an illiquid security to meet redemption requests or other cash needs, the Fund may be forced to sell the security at a loss.  The Fund may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer).  In extreme cases, this may constrain the Fund's ability to meet its obligations (including obligations to redeeming shareholders).
Prepayment or Call Risk. Many issuers have a right to prepay their securities.  Issuers may be more likely to prepay their securities if interest rates fall.  If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest
25/ Aquila Municipal Trust

rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The Fund may also lose any premium it paid on prepaid securities.
Extension Risk.  If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market.  This may drive the prices of these securities down even more because their interest rates are lower than the current interest rate and they remain outstanding longer.
Portfolio Selection Risk. The value of your investment may decrease if the Manager's judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect.
Valuation Risk.  The sales price the Fund could receive for any particular portfolio investment may differ from the Fund's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.  Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued securities or had used a different valuation methodology.  The Fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Redemption Risk.  The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.
Cybersecurity Risk. Cybersecurity failures or breaches by the Fund's Manager, Transfer Agent, Custodian, Distributor and other service providers may disrupt Fund operations, interfere with the Fund's ability to calculate its NAV, prevent Fund shareholders from purchasing, redeeming or exchanging shares or receiving distributions, cause loss of or unauthorized access to private shareholder information, and result in financial losses, regulatory fines, penalties, reputational damage, or additional compliance costs.
Non-Diversification Risk.  The Fund is classified as a "non-diversified" investment company under the Investment Company Act of 1940 (the "1940 Act"). Thus, compared with "diversified" funds, it may invest a greater percentage of its assets in obligations of a small number of issuers. In general, the more the Fund invests in the securities of specific issuers or issues of a similar project type, the more the Fund is exposed to risks associated with investments in those issuers or types of projects.  Also, the Fund may be more risky than a more geographically diverse fund.
These risks are discussed in more detail later in the Prospectus or in the SAI.
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Fund Performance
The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the designated periods compare with those of a broad measure of market performance. No performance information is presented for Class F or Class T Shares because Class F Shares and Class T Shares do not have annual returns for at least one calendar year. The returns for Class F Shares and Class T Shares would differ from the returns shown because Class F Shares and Class T Shares have different expenses.  The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.aquilafunds.com or by calling 800-437-1000 (toll-free).
The Fund acquired the assets and liabilities of Tax-Free Fund For Utah (the "Predecessor Fund") on October 11, 2013.  As a result of the reorganization, the Fund is the accounting successor of the Predecessor Fund.  Performance shown for periods prior to October 11, 2013 is the performance of the Predecessor Fund.
ANNUAL TOTAL RETURNS - As of December 31
Class Y Shares - 2008-2017

20%

                   16.69%
15%                XXXX
                   XXXX          10.48%
10%                XXXX          XXXX                   9.28%
                   XXXX          XXXX    7.32%          XXXX
                   XXXX          XXXX    XXXX           XXXX
 5%                XXXX          XXXX    XXXX           XXXX                   4.57%
                   XXXX   3.00%  XXXX    XXXX           XXXX    3.23%          XXXX
 0%         XXXX   XXXX   XXXX   XXXX    XXXX           XXXX    XXXX   0.39%   XXXX
            XXXX                                 XXXX
-5%         XXXX                                -1.54%
            XXXX
           -8.01%
-10%

-15%
            2008   2009   2010   2011    2012    2013    2014    2015   2016   2017

Calendar Years

During the 10-year period shown in the bar chart, the highest return for a quarter was 6.43% (quarter ended September 30, 2009) and the lowest return for a quarter was –4.91% (quarter ended September 30, 2008).
The year-to-date (from January 1, 2018 to June 30, 2018) total return for Class Y Shares was 0.57%.

	Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	5 Years	10 Years
Class Returns Before Taxes:
Class A	0.05%	2.05%	3.69%
Class C	2.43%	2.07%	3.28%
Class Y	4.57%	3.12%	4.34%
Class Y Returns After Taxes:
On Distributions	4.56%	3.08%	4.30%
On Distributions and Redemption	3.84%	3.10%	4.21%
Bloomberg Barclays Quality Intermediate Municipal Bond Index. (This index of municipal bonds of issuers throughout the U.S. is unmanaged and does not reflect deductions for fund operating expenses, taxes or sales charges.)	3.73%	2.18%	3.81%

After-tax returns are calculated using the highest individual Federal marginal income and capital gains tax rates in effect at the time of each distribution and redemption, but do not reflect state and local taxes.  Actual after-tax returns will depend on your specific situation and may differ from those shown.  The after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.  (Please note that an investment in shares of the Fund may not be suitable for you if you are investing through a tax-deferred account).The total returns reflect reinvestment of dividends and distributions.  After-tax returns are shown only for Class Y Shares.  After-tax returns for other classes of shares will vary.
27/ Aquila Municipal Trust

Management
Investment Adviser - Aquila Investment Management LLC (the "Manager")
Portfolio Managers - Mr. James Thompson, Vice President and lead portfolio manager of the Fund, is based in Bountiful, UT, and has served as a portfolio manager of the Fund and the Predecessor Fund since 2009.  Mr. Royden Durham, Vice President of the Fund, has served as a portfolio manager of the Fund since 2017.  Mr. Tony Tanner, Vice President of the Fund, has served as a portfolio manager of the Fund since 2018.
Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund on any day the New York Stock Exchange is open for business. Transactions in Class A Shares or Class C Shares may be made either through a financial advisor or directly with the Fund.The minimum initial purchase amount for Class A and Class C Shares is $1,000, or $50 if an automatic investment program is established. There is no minimum for subsequent investments.  Transactions in Class F Shares, Class T Shares and Class Y Shares may be made only through a financial intermediary, which may impose separate investment minimums.
Tax Information
The Fund intends to distribute income that is exempt from regular Federal income tax and Utah state income tax. Portions of the Fund's distributions may be subject to such taxes and/or to the Federal alternative minimum tax.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and Aquila Distributors LLC (the "Distributor") or the Manager may pay the intermediary for the sale of Fund shares and related shareholder servicing activities. These payments create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.
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Additional Information About the Funds' Principal Investment Strategies and Principal Risks
Additional Information About the Funds' Principal Investment Strategies
Aquila Tax-Free Trust of Arizona
The Fund's objective is to provide you as high a level of current income exempt from Arizona state and regular Federal income taxes as is consistent with preservation of capital.
Aquila Tax-Free Trust of Arizona invests primarily in Arizona Obligations, which are a type of municipal obligation.  Arizona Obligations are obligations of the State of Arizona and its political subdivisions, agencies and public authorities and of certain other governmental issuers, of any maturity, the interest on which is exempt, in the opinion of bond counsel or other appropriate counsel, from regular Federal income tax and Arizona state income tax.  The Fund purchases the obligations of governmental issuers other than Arizona governmental issuers only when obligations of the State of Arizona and its political subdivisions, agencies and public authorities with the appropriate characteristics of quality, maturity and coupon rate are unavailable.
Under normal circumstances, at least 80% of the Fund's net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Arizona state and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.  This 80% policy may not be changed without shareholder approval.  Except for this policy and the Fund's investment objective, the Fund's investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or in the Statement of Additional Information.
Aquila Tax-Free Fund of Colorado
The Fund's objective is to provide you as high a level of current income exempt from Colorado state and regular Federal income taxes as is consistent with preservation of capital.
Aquila Tax-Free Fund of Colorado invests primarily in Colorado Obligations, which are a type of municipal obligation. Colorado Obligations are obligations of the State of Colorado and its political subdivisions, agencies and public authorities and of certain other governmental issuers, of any maturity, the interest on which is exempt, in the opinion of bond counsel or other appropriate counsel, from regular Federal income tax and Colorado state income tax.
Under normal circumstances, at least 80% of the Fund's net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Colorado state and regular Federal income taxes,  the income paid upon which will not be subject to the Federal alternative minimum tax on individuals. This 80% policy may not be changed without shareholder approval. Except for this policy and the Fund's investment objective, the Fund's investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or in the Statement of Additional Information.
Because of limitations contained in the state constitution, the State of Colorado issues no general obligation bonds secured by the full faith and credit of the state.  Several agencies and instrumentalities of state government are authorized by statute to issue bonds secured by revenues from specific projects and activities.  Accordingly, a significant portion of the Colorado Obligations in which Aquila Tax-Free Fund of Colorado invests is comprised of revenue bonds (see "Municipal Obligations" below).  Additionally, the state currently is authorized to issue short-term revenue anticipation notes.
Aquila Churchill Tax-Free Fund of Kentucky
The Fund's objective is to provide you as high a level of current income exempt from Kentucky state and regular Federal income taxes as is consistent with preservation of capital.
Aquila Churchill Tax-Free Fund of Kentucky invests primarily in Kentucky Obligations, which are a type of municipal obligation. Kentucky Obligations are obligations of the Commonwealth of Kentucky and its political subdivisions, agencies and public authorities and of certain other governmental issuers, of any maturity, the interest on which is exempt, in the opinion of bond counsel or other appropriate counsel, from regular Federal income tax and Kentucky income tax.
Under normal circumstances, at least 80% of the Fund's net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Kentucky income and regular Federal income taxes,  the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.  This 80% policy may not be changed without shareholder approval.  Except for this policy and the Fund's investment objective, the Fund's investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or in the Statement of Additional Information.
Historically, most Kentucky state and local government indebtedness has been issued in the form of revenue bonds (see "Municipal Obligations" below).  Accordingly, a significant portion of the Kentucky Obligations in which Aquila Churchill Tax-Free Fund of Kentucky invests is comprised of revenue bonds.
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Aquila Narragansett Tax-Free Income Fund
The Fund's objective is to provide you as high a level of current income exempt from Rhode Island state and regular Federal income taxes as is consistent with preservation of capital.
Aquila Narragansett Tax-Free Income Fund invests primarily in Rhode Island Obligations, which are a type of municipal obligation.  Rhode Island Obligations are obligations of the State of Rhode Island and its political subdivisions, agencies and public authorities and of certain other governmental issuers, of any maturity, the interest on which is exempt, in the opinion of bond counsel or other appropriate counsel, from regular Federal income tax and Rhode Island state income tax.  The Fund purchases the obligations of governmental issuers other than Rhode Island governmental issuers only when obligations of the State of Rhode Island and its political subdivisions, agencies and public authorities with the appropriate characteristics of quality, maturity and coupon rate are unavailable.
Under normal circumstances, at least 80% of the Fund's net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Rhode Island state and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.  This 80% policy may not be changed without shareholder approval.  Except for this policy and the Fund's investment objective, the Fund's investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or in the Statement of Additional Information.
Aquila Tax-Free Fund For Utah
The Fund's objective is to provide you as high a level of current income exempt from Utah state and regular Federal income taxes as is consistent with preservation of capital.
Aquila Tax-Free Fund For Utah invests primarily in Utah Double-Exempt Obligations, which are a type of municipal obligation.  Under normal circumstances, at least 80% of the Fund's net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Utah state individual and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.  This 80% policy may not be changed without shareholder approval.  Except for this policy and the Fund's investment objective, the Fund's investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or in the Statement of Additional Information.Under normal circumstances, at least 50% of the Fund's assets will consist of obligations of Utah-based issuers.
Utah Double-Exempt Obligations are obligations of the State of Utah and its political subdivisions, agencies and public authorities and of certain other federal governmental issuers, of any maturity, the interest on which is exempt, in the opinion of bond counsel or other appropriate counsel, from regular Federal income tax and Utah state individual income tax.  Utah Double-Exempt Obligations also include obligations, of any maturity, issued by other states, the interest on which is exempt, in the opinion of bond counsel or other appropriate counsel, from regular Federal income tax and, pursuant to an administrative determination of the Utah State Tax Commission issued under statutory authority, from Utah individual (but not corporate) income taxes.  These states currently are Alaska, Florida, Indiana (for bonds acquired before January 1, 2012), Nevada, North Dakota, South Dakota, Texas, Wyoming, Washington, D.C. and Washington State.  Under normal circumstances, the Fund may invest up to 50% of its net assets at the time of purchase in obligations of non-Utah-based issuers.  Administrative determinations may be subject to change at any time and there can be no certainty as to the ongoing exemption from Utah individual income tax of the interest on obligations of states other than Utah.
The Fund may invest a significant portion of its assets in unrated securities, including those issued in private placement transactions.  From time to time, the Fund may hold a significant percentage, or all, of the outstanding private placement bonds issued by certain issuers.
Municipal Obligations
Each Fund may invest in municipal obligations.  Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities to obtain funds for public purposes.  They include:
* municipal notes and bonds,
* tax, revenue or bond anticipation notes,
* construction loan notes,
* project notes, which sometimes carry a U.S. government guarantee,
* municipal lease/purchase agreements,
* participation interests in municipal or other securities, and
* floating and variable rate demand notes.
There are two principal classifications of municipal bonds:  general obligation bonds and revenue bonds.  General obligation bonds are backed by the full faith and credit of the issuing entity. Revenue bonds are typically used to fund public works projects that are expected to produce income sufficient to make the payments on the bonds, since they are not backed by the full taxing power of the municipality.
The various public purposes for which municipal obligations are issued include:
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* obtaining funds for general operating expenses,
* refunding outstanding obligations,
* obtaining funds for loans to other public institutions and facilities, and
*	funding the construction of highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works.
Tax and revenue anticipation notes are generally issued in order to finance short-term cash needs or, occasionally, to finance construction. Tax and revenue anticipation notes are expected to be repaid from taxes or designated revenues in the related period, and they may or may not be general obligations of the issuing entity. Bond anticipation notes are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds and may be issued to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.  Municipal lease obligations are undivided interests issued by a state or municipality in a lease or installment purchase contract which generally relates to equipment or facilities. In some cases payments under municipal leases do not have to be made unless money is specifically approved for that purpose by an appropriate legislative body.
Although municipal obligations are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.  In a participation interest, a bank or other financial institution sells undivided interests in a municipal or other security it owns. Participation interests may be supported by a bank letter of credit or guarantee. The interest rate generally is adjusted periodically, and the holder can sell the interests back to the issuer after a specified notice period.
Variable and Floating Rate Securities
Each Fund may invest in variable and floating rate securities. Variable rate demand instruments require the issuer or a third party, such as a bank, insurer or broker/dealer, to repurchase the security for its face value upon demand and typically have interest rates that reset on a periodic basis. Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, the value of these securities may decline if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, variable and floating rate securities will not generally increase in value if interest rates decline.
Credit Downgrades and Other Credit Events
Credit rating or credit quality of a security is determined at the time of purchase. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the duration of a security is extended, a Fund's portfolio manager(s) will decide whether the security should continue to be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by a Fund, or if an obligor of such a security has difficulty meeting its obligations, the Fund may obtain or exchange a new or restructured security or underlying assets. In that case, the Fund may become the holder of securities or other assets that it could not purchase or might not otherwise hold (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. In addition, a Fund may incur expenses in an effort to protect the Fund's interest in securities experiencing these events.
Additional Investment Strategies
Cash Management
Each Fund may invest its assets in money market funds, any type of taxable money market instrument and short-term debt securities, or may hold cash uninvested.
Defensive Investing
Each Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions and hold cash uninvested without regard to any percentage limitations.  Each Fund may take temporary defensive positions and invest in shares of money market funds, any type of taxable money market instrument and short-term debt securities without regard to any percentage limitations.  Although each Fund has the ability to take such defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.
Other Fixed Income Securities
Subject to the Fund's 80% policy, each Fund is permitted, but not required, to purchase fixed income securities that pay interest that is subject to regular federal and/or state income taxes. Such investments may include, but are not limited to, taxable obligations issued by states, other taxable obligations such as Build America Bonds, and U.S. government securities.  Fixed income securities represent obligations of corporations, governments and other entities to repay money borrowed. The issuer or borrower of the security usually pays a fixed, variable or floating rate of interest and repays the amount borrowed, usually at the maturity of the instrument. However, some fixed income securities, such as zero coupon bonds, do not pay current interest but are issued at a discount from their face values. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal. A Fund's investments in such taxable obligations, together with money market funds, taxable money market instruments and short-term debt securities, may not exceed 20% of a Fund's assets.
31/ Aquila Municipal Trust

Aquila Tax-Free Trust of Arizona [logo]
[PICTURE]
Salt River Project - Roosevelt Dam
[PICTURE]
Banner Health System
[PICTURE]
Sky Harbor International Airport - Terminals 3 & 4
[PICTURE]
Arizona State Capitol
    Aquila Tax-Free Trust of Arizona invests in municipal securities, primarily the kinds of obligations issued by various communities and political subdivisions within Arizona. Most of these securities are used in general to finance construction of long-term municipal projects; examples are pictured above. The municipal obligations that financed these particular projects were included in the Fund's portfolio as of May 31, 2018 and together represented approximately 12.55%  of the Fund's portfolio. Since the portfolio is subject to change, the Fund may not necessarily own these specific securities at the time of the delivery of this Prospectus.
32/ Aquila Municipal Trust

Aquila Tax-Free Fund of Colorado [logo]
[PICTURE]
Denver Water
[PICTURE]
Broomfield Park and Rec.
[PICTURE]
Larimer County School District
[PICTURE]
University of Colorado
Aquila Tax-Free Fund of Colorado invests in municipal securities, primarily the kinds of obligations issued by various communities and political subdivisions within Colorado. Most of these securities are used in general to finance construction of long-term municipal projects; examples are pictured above. The municipal obligations that financed these particular projects were included in the Fund's portfolio as of May 31, 2018 and together represented approximately 7.08% of the Fund's portfolio. Since the portfolio is subject to change, the Fund may not necessarily own these specific securities at the time of the delivery of this Prospectus.
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Aquila Churchill Tax-Free Fund of Kentucky [logo]
[PICTURE]
Jefferson Co. Hospital Revenue
[PICTURE]
Lexington-Fayette Airport/Bluegrass Field
[PICTURE]
Public High Schools
[PICTURE]
Higher Education
[PICTURE]
Bellarmine University
[PICTURE]
University of Louisville
[PICTURE]
Kentucky Turnpike Authority
Aquila Churchill Tax-Free Fund of Kentucky invests in municipal securities, primarily the kinds of obligations issued by various communities and political subdivisions within Kentucky. Most of these securities are used in general to finance construction of long-term municipal projects; examples are pictured above. The municipal obligations that financed these particular projects were included in the Fund's portfolio as of May 31, 2018 and together represented approximately 36.05% of the Fund's portfolio. Since the portfolio is subject to change, the Fund may not necessarily own these specific securities at the time of the delivery of this Prospectus.
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Aquila Narragansett Tax-Free Income Fund [logo]
[PICTURE]
Narragansett Bay Commission - Rhode Island Clean Water & Pollution Control
[PICTURE]
Rhode Island Convention Center - Providence, RI
[PICTURE]
Bryant University – Smithfield, RI
[PICTURE]
University of Rhode Island
[PICTURE]
Providence College – Providence RI
[PICTURE]
Daphne Farago Wing – Rhode Island School of Design
Aquila Narragansett Tax-Free Income Fund invests in municipal securities, primarily the kinds of obligations issued by various communities and political subdivisions within Rhode Island. Most of these securities are used in general to finance construction of long-term municipal projects; examples are pictured above. The municipal obligations that financed these particular projects were included in the Fund's portfolio as of May 31, 2018 and together represented approximately 21.32% of the Fund's portfolio. Since the portfolio is subject to change, the Fund may not necessarily own these specific securities at the time of the delivery of this Prospectus.
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Aquila Tax-Free Fund For Utah [logo]
[PICTURE]
Payson Project
[PICTURE]
Utah Transit Authority, Light Rail
[PICTURE]
University of Utah
[PICTURE]
Single Family Mortgage Bonds for Utah Housing
[PICTURE]
Salt Lake City Airport
Aquila Tax-Free Fund For Utah invests in municipal securities, primarily the kinds of obligations issued by various communities and political subdivisions within Utah. Most of these securities are used in general to finance construction of long-term municipal projects; examples are pictured above. The municipal obligations that financed these particular projects were included in the Fund's portfolio as of May 31, 2018 and together represented approximately 11.4% of the Fund's portfolio. Since the portfolio is subject to change, the Fund may not necessarily own these specific securities at the time of the delivery of this Prospectus.
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Additional Information About the Principal Risks of Investing in the Funds
Market Risk. The market prices of fixed income and other securities owned by the Funds may go up or down, sometimes rapidly or unpredictably. If the market prices of securities owned by a Fund fall, the value of your investment in the Fund will likely decline.  The value of a security may fall due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. Changes in market conditions will not have the same impact on all types of securities.  The value of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer.  In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty.  Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts.  These conditions may continue, recur, worsen or spread.  Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrades of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment.  The U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks, have taken steps to support financial markets, including by keeping interest rates at historically low levels.  This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as unlikely to achieve the desired results.  The Federal Reserve has reduced its market support activities and has begun raising interest rates.  Certain foreign governments and central banks are implementing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth.  Further Federal Reserve or other U.S. or non-U.S. governmental or central bank action, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which a Fund invests.  Policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.  Economies and financial markets throughout the world have become increasingly interconnected.  Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets.  As a result, whether or not a Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund's investments may suffer.
Interest Rate Risk.  The market prices of securities may fluctuate significantly when interest rates change.  Interest rates have been historically low, so each Fund faces a heightened risk that interest rates may continue to rise.  When interest rates rise, the value of fixed income securities generally falls. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security's value.  However, calculations of maturity or duration may be based on estimates and may not reliably predict a security's price sensitivity to changes in interest rates.  Moreover, securities can change in value in response to other factors, such as credit risk.  In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. When interest rates go down, the Fund's yield will decline.  Also, when interest rates decline, investments made by a Fund may pay a lower interest rate, which would reduce the income received by the Fund; however the value of fixed income securities generally rise.  A general rise in interest rates could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from a Fund.  The maturity of a security may be significantly longer than its effective duration.  A security's maturity and other features may be more relevant than its effective duration in determining the security's sensitivity to other factors such as changes in credit quality or in the yield premium that the market may establish for certain types of securities.
Certain fixed income securities pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security.  However, during a period of rapidly rising interest rates, the changes in the coupon rates of a Fund's variable rate securities may temporarily lag behind changes in market rates and shareholders could suffer loss of principal if they sell shares of the Fund before interest rates in the Fund's securities or the assets underlying the securities are adjusted to reflect current market rates.  In addition, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates.  The market prices of these securities may fluctuate significantly when interest rates change. In turn, the income or return generated by the Funds may decline due to a decrease in market interest rates.
Credit Risk. If an obligor (such as the municipal issuer, a municipal insurer or other party offering credit enhancement) for a security held by a Fund fails to pay, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy or a security's credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of your investment in the Fund could decline. If a Fund enters into financial contracts (such as when-issued and delayed
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delivery transactions), the Fund will be subject to the credit risk presented by the counterparty.  In particular, the number of municipal insurers is relatively small, and, as a result, changes in the financial condition of an individual municipal insurer may affect the overall municipal market. In addition, a Fund may incur expenses in an effort  to protect the Fund's interests or to enforce its rights. Credit risk is broadly gauged by the credit ratings of the securities in which a Fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality.  Securities rated in the lowest category of investment grade (i.e., Baa/BBB) may possess certain speculative characteristics.
If the claims-paying ability or other rating of an insurance company that insures obligations owned by a Fund is downgraded by a rating agency, the value of such obligations may be negatively affected.  In the case of an insured bond, the bond's rating will be deemed to be the higher of the rating assigned to the bond's issuer or to the insurer.  A Fund also is subject to the risk that an insurer may be unable to pay claims filed pursuant to the coverage.  A Fund may hold several investments covered by one insurer, which would increase the Fund's exposure to the claims-paying ability of that insurer.
In the past, each Fund has invested significantly in pre-refunded municipal bonds, which typically have a higher credit quality than other municipal bonds and a higher current income than other bonds that have a similar credit quality and maturity.  Recent legislation has eliminated the tax exemption for pre-refunded municipal bonds.  Accordingly, each Fund's investments may be subject to greater credit risk and lower yields than prior to the tax law changes.
Rating Agency Risk. Investment grade debt securities may be downgraded by a major rating agency to below investment grade status, which would increase the risk of holding these securities. In addition, a rating may become stale in that it fails to reflect changes to an issuer's financial condition. Ratings represent the rating agency's opinion regarding the quality of the security and are not a guarantee of quality. In addition, rating agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.
Risks Associated with Investments in Arizona and Other Municipal Obligations (Aquila Tax-Free Trust of Arizona only).  The Fund may be affected significantly by adverse economic, political or other events affecting Arizona and other municipal issuers in which the Fund may invest.
Provisions of Arizona's Constitution that limit the amount of debt that can be issued may impair the ability of Arizona issuers to pay principal and/or interest on their obligations.  Over the years, a number of laws have been enacted, often through voter initiatives, which have increased the difficulty of raising State taxes, imposed certain mandatory expenditures by the State, or otherwise limited the Legislature and the Governor's discretion in enacting budgets.  Additionally, although Arizona's economy is broad, it does have major components in the trade, transportation and public utilities, professional and business services, education and health services, and government sectors, and may be sensitive to economic problems affecting those sectors.

Arizona is facing a revenue shortfall in 2018.  Arizona's retirement systems are underfunded.  In 2016, the Governor of Arizona signed into law pension legislation which limits eligibility for full pension benefits, caps pension benefits for new hires, and splits the cost of pensions 50/50 between employers and new employees.  The pension reforms took effect in 2017.  The strength of the Arizona economy will be affected by, among other factors, the strength of the national and global economies, Federal fiscal, monetary and trade policies, geopolitical risks, and business and consumer uncertainty related to these issues.  Drought conditions that threaten water supplies for Arizona and the entire Southwest may affect Arizona's water and power infrastructure and the financial condition of Arizona public water and electric power utilities.  Arizona and its various subdivisions may also face pressure from costs relating to pension and other post-employment benefits.  Arizona's unemployment rate is among the highest in the nation.
There can be no assurance that Arizona's fiscal situation will not become more difficult, or that other impacts of the current economic environment will not materially adversely affect the financial condition of the state or its municipalities.  The potential deterioration of Arizona's fiscal situation increases the risk of investing in Arizona municipal securities, including the risk of potential issuer default, and also heightens the risk that the prices of Arizona municipal securities, and the Fund's net asset value and/or yield, will experience greater volatility.  Downgrades in the rating of Arizona issuers could result in a reduction in the market value of Arizona municipal securities held by the Fund, which could negatively impact the Fund's net asset value, yield and/or the distributions paid by the Fund.
The foregoing and other factors may result in losses to the Fund.  More detailed information about the economy of Arizona may be found in the SAI.
Risks Associated with Investments in Colorado and Other Municipal Obligations (Aquila Tax-Free Fund of Colorado only).  The Fund may be affected significantly by adverse economic, political or other events affecting Colorado and other municipal issuers in which the Fund may invest.
The energy sector is an important growth engine of the Colorado economy. Declines in oil and gas production could have an impact on employment and income growth in Colorado.  In addition, decreases in oil prices and excess capacity for natural gas could suppress profits, wages, employment, and investment in the regional oil and gas industry.  The housing market is also an important driver of economic growth in Colorado.  Unless wage gains can offset the rising cost of living consumer spending will slow.  The strength of the Colorado economy also will be affected by Federal fiscal, monetary and trade policies, the strength
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of the global economy, geopolitical risks, and business and consumer uncertainty related to these issues.
The Colorado State General Fund is the focal point in determining the State's ability to maintain or improve its fiscal position. This fund accounts for all revenues and expenditures that are not required by law to be accounted for in other funds. Ultimately, individual income tax revenue constitutes the majority of General Fund revenue for the state and is closely linked to personal income growth.
Property taxes are a significant source of revenue for many local governments.  Declines in property values may negatively impact these tax revenues. The State and its various subdivisions may also face increasing financial pressure from costs relating to pensions and other post-employment benefits.  Colorado's retirement systems are significantly underfunded.
The Taxpayer Bill of Rights (TABOR) is a constitutional provision that limits increases in spending, as well as the amount of revenue that can be raised, by state and local governments in Colorado in each fiscal year.  Revenues in excess of those permitted under TABOR must be refunded to taxpayers.
There can be no assurance that Colorado's fiscal situation will not become more difficult as a result of these issues, or that other impacts of the current economic environment will not materially adversely affect the financial condition of the state or its municipalities. The potential deterioration of Colorado's fiscal situation increases the risk of investing in Colorado municipal securities, including the risk of potential issuer default, and also heightens the risk that the prices of Colorado municipal securities, and the Fund's net asset value and/or yield, will experience greater volatility.  Downgrades in the ratings of Colorado issuers could result in a reduction in the market value of Colorado municipal securities held by the Fund, which could negatively impact the Fund's net asset value, yield and/or distributions paid by the Fund.
The foregoing and other factors may result in losses to the Fund.  More detailed information about the economy of Colorado may be found in the SAI.
Risks Associated with Investments in Kentucky and Other Municipal Obligations (Aquila Churchill Tax-Free Fund of Kentucky only).  The Fund may be affected significantly by adverse economic, political or other events affecting Kentucky and other municipal issuers in which the Fund may invest.
The market for Kentucky coal and losses in mining-related jobs continue to be areas of concern. Coal production, demand, and severance taxes have decreased significantly in recent years, and there have been mine closings.  The dramatic expansion and availability of natural gas, coupled with pending air quality requirements have made numerous power generators re-evaluate whether coal is the most economical fuel supply for the coming years. Power plants are shifting their structure towards more natural gas-generated electricity production. Property taxes are a significant source of revenue for many local governments, and declines in property values may negatively impact these tax revenues. Economic growth in the nation and in Kentucky is anticipated to occur in industries and occupations that require relatively high skills and education, however, Kentucky has a less-educated labor force than the rest of the nation.
Kentucky is facing a revenue shortfall in 2018 and significant long-term liabilities.  The Kentucky state budget has been structurally imbalanced for years.  Kentucky has continued to rely on one-time revenue sources to close the funding gaps. The Commonwealth and its various subdivisions may also face financial pressure from costs relating to pensions and other post-employment benefits.  Debt levels are moderately high in relation to the Commonwealth's economic base.  Kentucky's retirement systems are underfunded by almost 70%. The unfunded pension liability and other post-employment benefit liability together total approximately $49 billion (using published actuarial rates). Governor Bevin recently signed Senate Bill 151 into law in an effort to address the Commonwealth's unfunded pension liabilities.  The strength of the Kentucky economy also will be affected by Federal fiscal, monetary and trade policies, the strength of the global economy, geopolitical risks, and business and consumer uncertainty related to these issues.
Standard & Poor's, a rating agency, downgraded Kentucky's credit rating by one level to A in 2018, citing the state government's poor fiscal management and citizens' relative poverty.  Another rating agency, Moody's, downgraded Kentucky's credit rating by one level to Aa3 in 2017, noting that the state isn't collecting enough revenue to resolve its increasing public pension debt.
There can be no assurance that Kentucky's fiscal situation will not become more difficult as a result of these issues, or that other impacts of the current economic environment will not materially adversely affect the financial condition of the Commonwealth or its municipalities. The potential deterioration of Kentucky's fiscal situation increases the risk of investing in Kentucky municipal securities, including the risk of potential issuer default, and also heightens the risk that the prices of Kentucky municipal securities, and the Fund's net asset value and/or yield, will experience greater volatility.  Downgrades in the ratings of Kentucky issuers could result in a reduction in the market value of Kentucky municipal securities held by the Fund, which could negatively impact the Fund's net asset value, yield and/or distributions paid by the Fund.
The foregoing and other factors may result in losses to the Fund.  More detailed information about the economy of Kentucky may be found in the SAI.
Risks Associated with Investments in Rhode Island and Other Municipal Obligations (Aquila Narragansett Tax-Free Income Fund only).  The Fund may be affected significantly by adverse economic, political or other events affecting Rhode Island and other municipal issuers in which the Fund may invest.
Rhode Island continues to face significant budget deficits.  Rhode Island also continues to face problems
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related to underfunded municipal pension plans and other post-employee benefit liabilities.  Rhode Island's retirement systems are underfunded; the unfunded pension liability totals approximately $5.3 billion (using published actuarial rates).  Municipalities, including Central Falls, Central Coventry Fire District, East Providence and Woonsocket, have experienced financial difficulties.
There can be no assurance that Rhode Island's fiscal situation will not become more difficult as a result of these issues, or that other impacts of the current economic environment will not materially adversely affect the financial condition of the State. The potential further deterioration of Rhode Island's fiscal situation increases the risk of investing in Rhode Island municipal securities, including the risk of potential issuer default, and also heightens the risk that the prices of Rhode Island municipal securities, and the Fund's net asset value and/or yield, will experience greater volatility.  Downgrades in the ratings of Rhode Island issuers could result in a reduction in the market value of Rhode Island municipal securities held by the Fund, which could negatively impact the Fund's net asset value, yield and/or the distributions paid by the Fund.
The foregoing and other factors may result in losses to the Fund.  More detailed information about the economy of Rhode Island may be found in the SAI.
Risks Associated with Investments in Utah and Other Municipal Obligations (Aquila Tax-Free Fund For Utah only).  The Fund may be affected significantly by adverse economic, political or other events affecting Utah and other municipal issuers in which the Fund may invest.
Provisions of Utah's Constitution and state statutes that limit the borrowing, taxing and spending authority of Utah's governmental entities may impair the ability of Utah issuers to pay principal and/or interest on their obligations.  Utah's economy is considered to be knowledge-based, entrepreneurial, and information technology-driven and encompasses a variety of industries, including but not limited to, agriculture, construction, energy, minerals, tourism, technology, communications, healthcare, financial services, higher education, defense, transportation and government services, and may be sensitive to economic problems affecting those sectors.

Utah households pay more in State and local taxes per household than the national average.  The current relatively high level of taxation could adversely affect the ability of Utah issuers to raise taxes substantially or at all.  The strength of the Utah economy also will be affected by Federal fiscal, monetary and trade policies, including the tapering of expansionary monetary policy by the Federal Reserve and tax increases, the strength of the global economy, including slow growth in the European Union, and business and consumer uncertainty related to these issues.  Utah and its various subdivisions may also face pressure from costs relating to pension and other post-employment benefits.  Utah's retirement systems are underfunded.
There can be no assurance that Utah's fiscal situation will not become more difficult as a result of these issues, or that other impacts of the current economic environment will not materially adversely affect the financial condition of the State. The potential deterioration of Utah's fiscal situation increases the risk of investing in Utah municipal securities, including the risk of potential issuer default, and also heightens the risk that the prices of Utah municipal securities, and the Fund's net asset value and/or yield, will experience greater volatility.  Downgrades in the ratings of Utah issuers could result in a reduction in the market value of Utah municipal securities held by the Fund, which could negatively impact the Fund's net asset value, yield and/or the distributions paid by the Fund.
The foregoing and other factors may result in losses to the Fund.  More detailed information about the economy of Utah may be found in the SAI.
Additional Risks Associated with Municipal Obligations (All Funds).  Decreases in personal income levels and property values and other unfavorable economic factors, such as a general economic recession, may adversely affect municipal securities since issuers of municipal securities tend to derive a significant portion of their revenue from taxes, particularly property and income taxes.  Municipal issuers may also be adversely affected by rising health care costs, increasing unfunded pension liabilities and by the phasing out of Federal programs providing financial support.  Where municipal securities are issued to finance particular projects, especially those relating to education, health care, transportation, and utilities, issuers often depend on revenues from those projects to make principal and interest payments.  Adverse financial and economic conditions and developments in those sectors may result in lower revenues to issuers of municipal securities and may also have an adverse effect on the broader municipal securities market.
There may be less public information available on municipal issuers or projects than other issuers, and valuing municipal securities may be more difficult.  Timely, accurate and complete information regarding municipal issuers may not be available.  In addition, the secondary market for municipal securities is less well developed and liquid than other markets, and dealers may be less willing to offer and sell municipal securities in times of market turbulence.  Changes in the financial condition of one or more individual municipal issuers (or one or more insurers of municipal issuers), or one or more defaults by municipal issuers or insurers, can adversely affect liquidity and valuations in the overall market for municipal securities.  The value of municipal securities can also be adversely affected by regulatory and political developments affecting the ability of municipal issuers to pay interest or repay principal, actual or anticipated tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors.  There could be legal challenges to the authority of certain entities to issue municipal securities. In recent periods an increasing number of municipal issuers throughout the U.S. have defaulted on obligations and commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse.
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Chapter 9 of the U.S. Bankruptcy Code provides a financially distressed municipality protection from its creditors while it develops and negotiates a plan for reorganizing its debts.  The reorganization of a municipality's debts may include extending debt maturities, reducing the amount of principal or interest, refinancing the debt or taking other measures, which may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of the Fund's investments.
Tax Risk. Each Fund purchases municipal securities the interest on which, in the opinion of bond counsel or other appropriate counsel at the time the securities are issued, is exempt from regular Federal income tax and the applicable state's income tax. There is no guarantee that this opinion is correct, and there is no assurance that the IRS or state taxing authorities will agree with bond counsel's opinion. If the IRS or a state taxing authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to Federal income tax and/or state income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to fund shareholders could be recharacterized as taxable dividends. Recent legislation has eliminated the tax exemption for certain types of municipal bonds.  Future litigation or legislation or adverse interpretations by regulatory authorities could also adversely affect the tax status of municipal securities held by a Fund.
Unrated Securities Risk (Aquila Tax-Free Fund For Utah only). When the Fund purchases securities that are not rated by any nationally recognized statistical rating organization, the Manager internally assigns ratings to those securities, after assessing their credit quality and other factors, in categories similar to those of nationally recognized statistical rating organizations. The Manager's rating does not constitute a guarantee of credit quality. In addition, unrated securities may be less liquid than rated securities determined to be of comparable quality.
Liquidity Risk. Liquidity risk is the risk that particular investments, or investments generally, may be are difficult to purchase or sell. Although most of a Fund's investments must be liquid at the time of investment, investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil.  Liquidity and value of investments can deteriorate rapidly.Markets may be illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities.  As a general matter, dealers recently have been less willing to make markets for fixed income securities.  A lack of liquidity or other adverse credit market conditions may affect the Fund's ability to sell its investments and to purchase suitable investments.  Aquila Tax-Free Fund For Utah may invest a significant portion of its assets in securities issued in private placement transactions.  Certain investments in private placements, which are subject to legal or contractual restrictions on resale and/or may lack a ready market for resale, may be considered illiquid investments.  When a Fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss.  A Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.In addition, when there is illiquidity in the market for certain investments, the Fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector.  From time to time, Aquila Tax-Free Fund For Utah may hold a significant percentage, or all, of the outstanding private placement bonds issued by certain issuers.  To the extent that a Fund holds a material percentage of the outstanding issue of a bond, this practice may adversely impact the liquidity and market value of that investment.  Further, certain securities, once sold, may not settle for an extended period (for example, several weeks or even longer).  A Fund will not receive its sales proceeds until that time, which may constrain the Fund's ability to meet its obligations (including obligations to redeeming shareholders). Liquidity risk may be magnified in a rising interest rate environment in which investor redemptions may be higher than normal.
Prepayment or Call Risk. Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if a Fund holds a fixed income security subject to prepayment or call risk, it will not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, a Fund could also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. In addition, if a Fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the Fund may lose the amount of the premium paid in the event of prepayment.
Extension Risk.  When interest rates rise, repayments of fixed income securities may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline even more than they would have declined due to the rise in interest rates alone.  This may cause a Fund's share price to be more volatile.
Portfolio Selection Risk. The value of your investment may decrease if the Manager's judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect.
Valuation Risk. Many factors may influence the price at which a Fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from a Fund's valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. A Fund may value investments using fair value methodologies. Investors who purchase or redeem Fund shares on days when a Fund is holding fair-valued securities may receive a greater or lesser number of shares, or greater or lower redemption proceeds, than they would have received if the Fund had not fair-valued
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securities or had used a different valuation methodology.  A Fund's ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.
Redemption Risk.A Fund may experience periods of heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets.  Redemption risk is greater to the extent that a Fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs.  In addition, redemption risk is heightened during periods of overall market turmoil.  The redemption by one or more large shareholders of their holdings in a Fund could hurt performance and/or cause the remaining shareholders in the Fund to lose money.  If one decision maker has control of Fund shares owned by separate Fund shareholders, including clients or affiliates of the Fund's Manager or, if applicable, Sub-Adviser, redemptions by these shareholders may further increase the Fund's redemption risk.  If a Fund is forced to liquidate its assets under unfavorable conditions or at inopportune times, the value of your investment could decline.
Cybersecurity Risk. Cybersecurity failures or breaches by a Fund's Manager, Sub-Adviser, Transfer Agent, Custodian, Distributor and other service providers may disrupt Fund operations, interfere with the Fund's ability to calculate its NAV, prevent Fund shareholders from purchasing, redeeming or exchanging shares or receiving distributions, cause loss of or unauthorized access to private shareholder information, and result in financial losses, regulatory fines, penalties, reputational damage, or additional compliance costs. Substantial costs may be incurred in order to prevent any cyber incidents in the future.  A Fund and its shareholders could be negatively impacted as a result.
Non-Diversification Risk.  Each Fund is classified as a "non-diversified" investment company under the Investment Company Act of 1940 (the "1940 Act").  Thus, compared with "diversified" funds, each Fund may invest a greater percentage of its assets in obligations of a small number of issuers.  In general, the more a Fund invests in the securities of specific issuers or issues of a similar project type, the more the Fund is exposed to risks associated with investments in those issuers or types of projects.  Also, the Funds may be more risky than more geographically diverse funds.
Risk of Increase in Expenses. Your actual costs of investing in a Fund may be higher than the expenses shown in "Annual Fund Operating Expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if a fee limitation were to be in place and were to be changed or terminated or if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.
Cash Management Risk and Defensive Investing Risk.  Money market instruments or short-term debt securities held by a Fund for cash management or defensive investing purposes can fluctuate in value.  Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk.  If a Fund holds cash uninvested, it will be subject to the credit risk of the depository institution holding the cash.  In addition, a Fund will not earn income on the cash and the Fund's yield will go down.  If a significant amount of a Fund's assets are used for cash management or defensive investing purposes, it may be more difficult for the Fund to achieve its investment objective.
Please note that there are other factors that could adversely affect your investment and that could prevent a Fund from achieving its investment objective.  More information about risks appears in the SAI.  Before investing, you should carefully consider the risks you will assume.
Portfolio Holdings
A description of the Funds' policies and procedures with respect to the disclosure of portfolio securities is available in the SAI and on each Fund's website.
Fund Management
How is each Fund managed?
Aquila Investment Management LLC, 120 West 45th Street, Suite 3600, New York, NY  10036, the Manager, is each Fund's investment adviser under an Advisory and Administration Agreement. With respect to each of Aquila Tax-Free Trust of Arizona, Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah, the Manager supervises continuously the investment program of the Fund and the composition of its portfolio, determining what securities will be purchased or sold by the Fund and arranging for the purchase and the sale of securities held in the portfolio of the Fund, provides the Fund with local advisory service; and, at the Manager's expense, provides for pricing of the Fund's portfolio. With respect to each Fund, the Manager is also responsible for administrative services, including providing for the maintenance of the headquarters of the Fund, overseeing relationships between the Fund and the service providers to the Fund and providing other administrative services.
The Funds' Manager is a wholly-owned subsidiary of Aquila Management Corporation ("AMC"), founder and sponsor of each fund in the Aquila Group of Funds.  As of June 30, 2018, the Aquila Group of Funds consisted of seven tax-free municipal bond funds, a high income corporate bond fund and an equity fund, with aggregate assets of approximately $3.3 billion, of which approximately $2.7 billion consisted of assets of the tax-free municipal bond funds. AMC's address is the same as that of the Manager.  AMC was founded in 1984 and is owned by Diana P. Herrmann and members of her family.  Ms. Herrmann is Vice Chair, a Trustee and the President of the Trust and Vice Chair and Chief Executive Officer of AMC.
The Funds are not subject to the Employee Retirement Income Security Act of 1974 ("ERISA"), and the Funds'
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Board of Trustees, Manager, Sub-Adviser and other service providers are not fiduciaries under ERISA.  Nothing in this Prospectus is intended to constitute advice for purposes of ERISA.
Aquila Tax-Free Trust of Arizona
Mr. Tony Tanner, Mr. James Thompson and Mr. Royden Durham form the Fund's portfolio management team.
Mr. Tanner, based in Phoenix, AZ, is the Fund's lead portfolio manager and has served as a portfolio manager of the Fund since 2018.  He also serves as a member of the portfolio management teams of Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah.  Mr. Tanner has over 30 years of experience in the financial services industry.  Prior to joining the Manager in 2018, Mr. Tanner was a Senior Portfolio Manager at BNY Mellon Wealth Management from 2016 to 2018, a Senior Client Advisor at BMO Private Bank from 2014 to 2015, and a Senior Fixed Income Manager at Wells Fargo Private Bank from 2010 to 2014.
Mr. Thompson has served as a portfolio manager of the Fund since 2017 and has served as a member of the Fund's portfolio management team since 2009.  He also serves as a member of the portfolio management teams of Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah.He has over 30 years of experience in the municipal finance industry. Most recently Mr. Thompson served as underwriter and municipal bond trader for Wells Fargo Brokerage Services.
Mr. Durham has served as a portfolio manager of the Fund since 2017.  He also serves as a member of the portfolio management teams of Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah.  Mr. Durham has over forty years of experience in the financial services industry.  He is a graduate of Heidelberg University with a B.A. in Economics and German. Most recently Mr. Durham served in a trust capacity for JP Morgan Chase. Prior to that, he was a portfolio manager for Regions Morgan Keegan Trust and the Louisville Trust Company.
The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities of the Fund.
The Manager is currently entitled to receive a management fee at the annual rate of 0.50% of the Fund's average annual net assets; provided, however, that for any day that the Fund pays or accrues a fee under the Distribution Plan of the Fund based upon the assets of the Fund, the annual fee shall be payable at the annual rate of 0.40% of the Fund's average annual net assets. During the fiscal year ended March 31, 2018, the Fund accrued management fees to the Manager at the annual rate of 0.40% of its average annual net assets.
A discussion regarding the Trustees' basis for approving the annual renewal of the Advisory and Administration Agreement is available in the semi-annual report to shareholders for the period ended September 30, 2017.
Aquila Tax-Free Fund of Colorado
With respect to Aquila Tax-Free Fund of Colorado, investment advisory duties, including portfolio management, have been delegated to Davidson Fixed Income Management, Inc. doing business as Kirkpatrick Pettis Capital Management (the "Sub-Adviser"), under a sub-advisory agreement. The Sub-Adviser provides the Fund with local advisory services. Under the Sub-Advisory Agreement, the Sub-Adviser supervises continuously the investment program of the Fund and the composition of its portfolio, determining what securities will be purchased or sold by the Fund, and arranging for the purchase and the sale of securities held in the portfolio of the Fund; and, at the sub-adviser's expense, providing for pricing of the Fund's portfolio.
Davidson Fixed Income Management, Inc. is an independent registered investment adviser that does business in Colorado and Oregon as Kirkpatrick Pettis Capital Management. The Sub-Adviser provides a wide range of fixed-income investment management services for organizations including non-profit entities, higher education institutions, state governments, school districts, and all levels of local government.  The Sub-Adviser and its predecessor companies have served as investment sub-adviser to the Fund and the Predecessor Fund since 1992. The Sub-Adviser has approximately $1.1 billion in assets under management. It has a local office at 1550 Market Street, Denver, Colorado 80202 and is a wholly-owned subsidiary of Davidson Companies, based at 8 Third Street North, Great Falls, Montana.
Mr. Christopher Johns is the Fund's portfolio manager.Mr. Johns has served as the portfolio manager of the Fund and the Predecessor Fund since the Predecessor Fund's inception in 1987. He has also served as the portfolio manager of Aquila Tax- Free Trust of Oregon since 2011. Mr. Johns is a Senior Vice President of the Sub-Adviser and has been an officer of it and its predecessor companies since 1992. From 1984 through 1992, he was a portfolio manager at the former United Bank of Denver, which acted as investment adviser to the Fund from its inception through 1992. He was formerly a portfolio manager of Toledo Trust Company. He holds the degree of BBA in Finance from the University of Cincinnati.
The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the Fund.
The Manager is currently entitled to receive a management fee at the annual rate of 0.50% of the Fund's average annual net assets.  During the fiscal year ended March 31, 2018, the Fund accrued management fees to the Manager at the annual rate of 0.50% of its average annual net assets.  The Manager has contractually undertaken to waive its fees so that management fees are equivalent to 0.48 of 1% of net assets of the Fund up to $400,000,000; 0.46 of 1% of net assets above $400,000,000 up to $1,000,000,000; and 0.44 of 1% of net assets above $1,000,000,000.  This contractual undertaking is in effect until September 30, 2019.
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The Manager, and not the Fund, pays a portion of the fees it receives from the Fund to the Sub-Adviser as compensation for the Sub-Adviser's services to the Fund.  The Sub-Adviser is entitled to receive a fee at the annual rate of 0.20% of the Fund's average annual net assets.  The Sub-Adviser has contractually undertaken to waive its fees so that sub-advisory fees are equivalent to 0.18 of 1% of net assets of the Fund up to $400,000,000; 0.16 of 1% of net assets above $400,000,000 up to $1,000,000,000; and 0.14 of 1% of net assets above $1,000,000,000.  This contractual undertaking is in effect until September 30, 2019.  After waivers and/or reimbursements, the Fund paid management fees equal to 0.48% of its average annual net assets during the fiscal year ended March 31, 2018.
A discussion regarding the Trustees' basis for approving the annual renewal of the Advisory and Administration Agreement and the Sub-Advisory Agreement is available in the semi-annual report to shareholders for the period ended September 30, 2017.
Aquila Churchill Tax-Free Fund of Kentucky
Mr. Royden Durham, Mr. Tony Tanner and Mr. James Thompson form the Fund's portfolio management team.
Mr. Durham, based in Louisville, KY, is the Fund's lead portfolio manager and has served as a portfolio manager of the Fund and the Predecessor Fund since 2011. He also serves as a member of the portfolio management teams of Aquila Tax-Free Trust of Arizona and Aquila Tax-Free Fund For Utah.  Mr. Durham has over forty years of experience in the financial services industry. He is a graduate of Heidelberg University with a B.A. in Economics and German. Most recently Mr. Durham served in a trust capacity for JP Morgan Chase. Prior to that, he was a portfolio manager for Regions Morgan Keegan Trust and the Louisville Trust Company.
Mr. Tanner has served as a portfolio manager of the Fund since 2018.  He is also a member of the portfolio management team of Aquila Tax-Free Trust of Arizona and Aquila Tax-Free Fund For Utah.  Mr. Tanner has over 30 years of experience in the financial services industry.  Prior to joining the Manager in 2018, Mr. Tanner was a Senior Portfolio Manager at BNY Mellon Wealth Management from 2016 to 2018, a Senior Client Advisor at BMO Private Bank from 2014 to 2015, and a Senior Fixed Income Manager at Wells Fargo Private Bank from 2010 to 2014.
Mr. Thompson has served as a portfolio manager of the Fund since 2017 and has served as a member of the Fund's portfolio management team since 2009.  He is also a member of the portfolio management team of Aquila Tax-Free Trust of Arizona and Aquila Tax-Free Fund For Utah.  Mr. Thompson has over 30 years of experience in the municipal finance industry. Most recently Mr. Thompson served as underwriter and municipal bond trader for Wells Fargo Brokerage Services.
The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities of the Fund.
The Manager is currently entitled to receive a management fee at the annual rate of 0.50% of the Fund's average annual net assets; provided, however, that for any day that the Fund pays or accrues a fee under the Distribution Plan of the Fund based upon the assets of the Fund, the annual fee shall be payable at the annual rate of 0.40% of the Fund's average annual net assets.  During the fiscal year ended March 31, 2018, the Fund accrued management fees to the Manager at the annual rate of 0.40% of its average annual net assets.
A discussion regarding the Trustees' basis for approving the annual renewal of the Advisory and Administration Agreement is available in the semi-annual report to shareholders for the period ended September 30, 2017.
Aquila Narragansett Tax-Free Income Fund
With respect to Aquila Narragansett Tax-Free Income Fund, investment advisory duties, including portfolio management, have been delegated to Citizens Investment Advisors, a department of Citizens Bank, N.A. (the "Sub-Adviser"), One Citizens Plaza, Providence, Rhode Island 02903, under a Sub-Advisory Agreement. The Sub-Adviser provides the Fund with local advisory services.  Under the Sub-Advisory Agreement, the Sub-Adviser supervises continuously the investment program of the Fund and the composition of its portfolio, determining what securities will be purchased or sold by the Fund, and arranging for the purchase and the sale of securities held in the portfolio of the Fund; and, at the Sub-Adviser's expense, providing for pricing of the Fund's portfolio.
Citizens Investment Advisors is a department of Citizens Bank, N.A., a bank subsidiary of Citizens Financial Group, Inc. ("CFG"). CFG is a commercial bank holding company with total assets of $153.5 billion. It is headquartered in Providence, Rhode Island, and, through its subsidiaries, has 1,150 branches and nearly 17,500 employees. It operates its branch network in 11 states and has non-branch retail and commercial offices in select markets nationwide.
Mr. Jeffrey K. Hanna is the portfolio manager of the Fund.  Mr. Hanna, a Senior Vice President of the Sub-Adviser, has served as the portfolio manager or co-portfolio manager of the Fund and the Predecessor Fund since 2005. He was formerly an assistant portfolio manager of the Predecessor Fund and served as such from 2000 to 2005.
The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the Fund.
The Manager is currently entitled to receive a management fee at the annual rate of 0.50% of the Fund's average annual net assets.  During the fiscal year ended March 31, 2018, the Fund accrued management fees to the Manager at the annual rate of 0.50% of its average annual net assets. Beginning October 1, 2018, the Manager has contractually undertaken to waive its fees so that
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management fees are equivalent to 0.48 of 1% of net assets of the Fund up to $400,000,000; 0.46 of 1% of net assets above $400,000,000 up to $1,000,000,000; and 0.44 of 1% of net assets above $1,000,000,000. This contractual undertaking is in effect until September 30, 2019.
The Manager, and not the Fund, pays a portion of the fees it receives from the Fund to the Sub-Adviser as compensation for the Sub-Adviser's services to the Fund.  The Sub-Adviser is entitled to receive a fee at the annual rate of 0.23% of the Fund's average annual net assets.After waivers and/or reimbursements, the Fund paid management fees equal to 0.42% of its average annual net assets during the fiscal year ended March 31, 2018.
A discussion regarding the Trustees' basis for approving the annual renewal of the Advisory and Administration Agreement and the Sub-Advisory Agreement is available in the semi-annual report to shareholders for the period ended September 30, 2017.
Aquila Tax-Free Fund For Utah
Mr. James Thompson, Mr. Royden Durham and Mr. Tony Tanner form the Fund's portfolio management team.
Mr. Thompson, based in Bountiful, UT, is the Fund's lead portfolio manager and has served as a portfolio manager of the Fund and the Predecessor Fund since 2009. He also serves as a member of the portfolio management teams of Aquila Tax-Free Trust of Arizona and Aquila Churchill Tax-Free Fund of Kentucky.  Mr. Thompson has over 30 years of experience in the municipal finance industry. Most recently he served as underwriter and municipal bond trader for Wells Fargo Brokerage Services in Salt Lake City, Utah.
Mr. Durham has served as a portfolio manager of the Fund since 2017.  He also serves as a member of the portfolio management teams of Aquila Tax-Free Trust of Arizona and Aquila Churchill Tax-Free Fund of Kentucky.  Mr. Durham has over forty years of experience in the financial services industry.  He is a graduate of Heidelberg University with a B.A. in Economics and German. Most recently, he served in a trust capacity for JP Morgan Chase. Prior to that, he was a portfolio manager for Regions Morgan Keegan Trust and the Louisville Trust Company.
Mr. Tanner has served as a portfolio manager of the Fund since 2018.  He also serves as a member of the portfolio management teams of Aquila Tax-Free Trust of Arizona and Aquila Churchill Tax-Free Fund of Kentucky. Mr. Tanner has over 30 years of experience in the financial services industry.  Prior to joining the Manager in 2018, Mr. Tanner was a Senior Portfolio Manager at BNY Mellon Wealth Management from 2016 to 2018, a Senior Client Advisor at BMO Private Bank from 2014 to 2015, and a Senior Fixed Income Manager at Wells Fargo Private Bank from 2010 to 2014.
The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities of the Fund.
The Manager is currently entitled to receive a management fee at the annual rate of 0.50% of the Fund's average annual net assets. During the fiscal year ended March 31, 2018, the Fund accrued management fees to the Manager at the annual rate of 0.50% of its average annual net assets.  After waivers and/or reimbursements, the Fund paid management fees to the Manager equal to 0.47% of its average annual net assets during the fiscal year ended March 31, 2018.Beginning October 1, 2018, the Manager has contractually undertaken to waive its fees so that management fees are equivalent to 0.48 of 1% of net assets of the Fund up to $400,000,000; 0.46 of 1% of net assets above $400,000,000 up to $1,000,000,000; and 0.44 of 1% of net assets above $1,000,000,000. This contractual undertaking is in effect until September 30, 2019.
A discussion regarding the Trustees' basis for approving the annual renewal of the Advisory and Administration Agreement is available in the semi-annual report to shareholders for the period ended September 30, 2017.
Net Asset Value per Share
The net asset value of the shares of each Fund's classes of shares is determined on each day that the New York Stock Exchange is open (a "business day"), as of the scheduled close of regular trading (normally 4:00 p.m., New York time), by dividing the value of that Fund's net assets (which means the value of the assets less liabilities) allocable to each class by the total number of shares of such class outstanding at that time.  If the New York Stock Exchange closes at another time, each Fund will calculate its net asset value as of the scheduled closing time. Portfolio securities generally are valued on the basis of market valuations furnished by a pricing service, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies to determine valuation.  Any securities or assets for which pricing services are unable to supply prices, or if the prices supplied are determined to be unreliable are valued at their fair value as determined in good faith under procedures subject to the general supervision and responsibility of the Trust's Board of Trustees. The price at which a purchase or redemption of shares is effected is based on the net asset value next calculated after your purchase or redemption order is received in proper form. The New York Stock Exchange annually announces the days on which it will not be open. The most recent announcement indicates that it will not be open on the following days: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the New York Stock Exchange may close on days not included in that announcement.
Purchases
Are there alternative purchase plans?
The Funds provide individuals with alternative ways to purchase shares through different classes of shares. Although the classes of shares of a Fund have different sales charge structures and ongoing expenses, they all represent interests in the same portfolio of investments.
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An investor should choose the class that best suits the investor's circumstances and needs.
Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado and Aquila Tax-Free Fund For Utah currently offer five classes of shares:  Class A Class C, Class F, Class T and Class Y.
Aquila Churchill Tax-Free Fund of Kentucky and Aquila Narragansett Tax-Free Income Fund currently offer six classes of shares:  Class A, Class C, Class F, Class I, Class T and Class Y.
Class A Shares and Class C Shares are available to investors either through a financial intermediary or directly from a Fund.
Class F Shares, Class I Shares, Class T Shares and Class Y Shares are available only to investors who are investing through a financial intermediary.  Not all financial intermediaries make Class F Shares, Class I Shares, Class T Shares and Class Y Shares available to their clients.
In which states can I buy shares of a Fund?
Aquila Tax-Free Trust of Arizona
You can purchase shares of Aquila Tax-Free Trust of Arizona if you live in Arizona or in one of the other states listed below.
If you are a resident of a state other than Arizona, dividends from the Fund may be subject to state income taxes in that state. Therefore, you should consult your tax adviser before buying shares of the Fund.
On the date of this Prospectus, Class A Shares and Class C Shares are available in:
Arizona, California, Colorado, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Kansas, Kentucky, Michigan, Minnesota, Missouri, Nevada, New Jersey, New York, North Carolina, Ohio, Oregon, Pennsylvania, Rhode Island, Texas, Utah, Virginia and Wyoming.
In addition, Class A Shares are available in:
Iowa, Massachusetts, Montana, New Mexico, Tennessee, Washington and Wisconsin.
On the date of this Prospectus, Class F Shares and Class T Shares are available in:
Montana, New Hampshire, Nebraska and Oklahoma.
On the date of this Prospectus, Class Y Shares are available in:
Arizona, California, Colorado, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Kansas, Kentucky, Michigan, Minnesota, Missouri, Nevada, New Jersey, New York, North Carolina, Ohio, Oregon, Pennsylvania, Rhode Island, Texas, Utah, Virginia, Washington, West Virginia and Wyoming.
Aquila Tax-Free Fund of Colorado
You can purchase shares of Aquila Tax-Free Fund of Colorado if you live in Colorado or in one of the other states listed below.
If you are a resident of a state other than Colorado, dividends from the Fund may be subject to state income taxes in that state.  Therefore, you should consult your tax adviser before buying shares of the Fund.
On the date of this Prospectus, Class A Shares and Class C Shares are available in:
Colorado, Alaska, Arizona, California, Connecticut, Florida, Georgia, Hawaii, Illinois, Indiana, Kentucky, Minnesota, Missouri, New Jersey, New York, North Carolina, Ohio, Pennsylvania, Rhode Island, Utah, Virginia and Wyoming.
In addition, Class A Shares are available in Idaho, Maryland, Montana, New Mexico, Texas, Washington and Wisconsin.
On the date of this Prospectus, Class F Shares and Class T Shares are available in:
Alaska, Montana, New Hampshire, Nebraska and Oklahoma.
On the date of this Prospectus, Class Y Shares are available in:
Colorado, Alaska, Arizona, California, Connecticut, Florida, Georgia, Hawaii, Illinois, Indiana, Kentucky, Minnesota, Missouri, New Jersey, New York, North Carolina, Ohio, Oklahoma, Pennsylvania, Rhode Island, Texas, Utah, Virginia, Wisconsin and Wyoming.
Aquila Churchill Tax-Free Fund of Kentucky
You can purchase shares of Aquila Churchill Tax-Free Fund of Kentucky if you live in Kentucky or in one of the other states listed below.
If you are a resident of a state other than Kentucky, dividends from the Fund may be subject to state income taxes in that state. Therefore, you should consult your tax adviser before buying shares of the Fund.
On the date of this Prospectus, Class A Shares and Class C Shares are available in:
Kentucky, Alabama, California, Colorado, Florida, Georgia, Hawaii, Illinois, Indiana, Minnesota, Missouri, New Jersey, New York, North Carolina, Ohio, Pennsylvania, Rhode Island, Tennessee, Utah, Virginia and Wyoming.
In addition, Class A Shares are available in Arizona and Texas.
In addition, Class C Shares are available in West Virginia.
On the date of this Prospectus, Class F Shares and Class T Shares are available in:
Montana, New Hampshire, Nebraska and Oklahoma.
On the date of this Prospectus, Class Y Shares and Class I Shares are available in:
Kentucky, Alabama, California, Colorado, Florida, Georgia, Hawaii, Illinois, Indiana, Minnesota, Missouri, New Jersey, New York, North Carolina, Ohio, Pennsylvania, Rhode Island, Utah, Virginia and Wyoming.
In addition, Class Y Shares are available in Arizona.
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Aquila Narragansett Tax-Free Income Fund
You can purchase shares of Aquila Narragansett Tax-Free Income Fund if you live in Rhode Island or in one of the other states listed below.
If you are a resident of a state other than Rhode Island, dividends from the Fund may be subject to state income taxes in that state. Therefore, you should consult your tax adviser before buying shares of the Fund.
On the date of this Prospectus, Class A Shares and Class C Shares are available in:
Rhode Island, California, Colorado, Connecticut, Florida, Georgia, Hawaii, Illinois, Indiana, Kentucky, Massachusetts, Minnesota, Missouri, New Jersey, New York, North Carolina, Ohio, Pennsylvania, Utah, Virginia and Wyoming.
In addition, Class A Shares are available in Arizona, Delaware, Maryland, Michigan and Tennessee.
On the date of this Prospectus, Class F Shares and Class T Shares are available in:
Montana, New Hampshire, Nebraska and Oklahoma.
On the date of this Prospectus, Class Y Shares and Class I Shares are available in:
Rhode Island, California, Colorado, Connecticut, Florida, Georgia, Hawaii, Illinois, Indiana, Kentucky, Minnesota, Missouri, New Jersey, New York, North Carolina, Ohio, Pennsylvania, Utah, Virginia and Wyoming.
In addition, Class Y shares are available in Arizona and Massachusetts.
Aquila Tax-Free Fund For Utah
You can purchase shares of Aquila Tax-Free Fund For Utah if you live in Utah or in one of the other states listed below.
If you are a resident of a state other than Utah, dividends from the Fund may be subject to state income taxes in that state. Therefore, you should consult your tax adviser before buying shares of the Fund.
On the date of this Prospectus, Class A Shares and Class C Shares are available in:
Utah, Alaska, Arizona, Arkansas, California, Colorado, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Kentucky, Minnesota, Missouri, Nevada, New Jersey, New York, North Carolina, North Dakota, Ohio, Oregon, Pennsylvania, Rhode Island, Texas, Virginia, Washington and Wyoming.
In addition, Class A Shares are available in Delaware, New Hampshire, Massachusetts, Michigan, Montana, Oklahoma and Wisconsin.
On the date of this Prospectus, Class F Shares and Class T Shares are available in:
Arkansas, Montana, New Hampshire, Nebraska and Oklahoma.
On the date of this Prospectus, Class Y Shares are available in:
Utah, Alaska, Arizona, Arkansas, California, Colorado, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Kentucky, Michigan, Minnesota, Missouri, Nevada, New Jersey, New York, North Carolina, North Dakota, Ohio, Oregon, Pennsylvania, Rhode Island, Texas, Virginia, Washington and Wyoming.
A Fund and the Distributor may reject any order for the purchase of shares for any reason.
How much money do I need to invest?
Class A and Class C Shares
Option I
•	Initially, $1,000, except that there is no minimum amount for purchase of shares through certain financial intermediaries as discussed below.
•	Subsequently, any amount (for investments in shares of the same class).
To qualify for purchases of Class A Shares with no minimum, (i) the shares must be purchased on behalf of a beneficial owner who has entered into a comprehensive fee or other advisory fee arrangement with the financial intermediary or an affiliate or associated person of the financial intermediary, and (ii) the financial intermediary must have entered into an agreement with the Distributor authorizing the sale of Fund shares.
Option II
•	$50 or more if an Automatic Investment Program is established.
•	Subsequently, any amount you specify of $50 or more.
•	You are not permitted to maintain both an Automatic Investment Program and an Automatic Withdrawal Plan simultaneously.
Class F, Class I, Class T and Class Y Shares
Class F, Class I, Class T or Class Y Shares may be purchased only through a financial intermediary. Financial intermediaries can set their own requirements for initial and subsequent investments.

How do I purchase shares?
Class A and Class C Shares
You may purchase Class A or Class C Shares:

through an investment broker or dealer, or a bank or other financial intermediary, that has a sales agreement with the Distributor, Aquila Distributors LLC, in which case that institution will take action on your behalf, and you will not personally perform the steps indicated below; or

	directly through the Distributor, by mailing payment to the Funds' Agent, BNY Mellon Investment Servicing (US) Inc. (the "Agent" or "BNY Mellon").
Class F, Class I, Class T and Class Y Shares
Class F, Class I, Class T or Class Y Shares may be purchased only through a financial intermediary. Financial intermediaries can set their own requirements for initial and subsequent investments.
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All Share Classes
Except as provided in the SAI, under the caption "Purchase, Redemption and Pricing of Shares," an investment must be drawn in United States dollars on a United States commercial bank, savings bank or credit union or a United States branch of a foreign commercial bank (each of which is a "Financial Institution").
The price an investor will pay is based on the net asset value next determined after your purchase order is received in proper form plus a sales charge for Class A Shares and Class T Shares and the net asset value next determined after your purchase order is received in proper form for Class C, I, F and Y Shares. (See "What price will I pay for a Fund's shares?") A broker/dealer may charge a service or processing fee in connection with purchases; such a fee will be in addition to the price of the shares.
Opening a Class A or Class C Share Account
* Make out a check for the investment amount payable to the Fund.

* Complete a New Account Application, which is available with the Prospectus or upon request, indicating the features you wish to authorize.

* Send your check and completed New Account Application to your dealer or to the Funds' Agent, BNY Mellon.

Adding to a Class A or Class C Share Account
By Wire	By Check
* Telephone the Agent (toll-free) at 800-437-1000 (individual shareholders) or 877-953-6932 (broker/dealers) to advise us that you would like to purchase shares of a Fund by wire transfer.
We will provide appropriate instructions at that time.

* Make out a check for the investment amount payable to the appropriate Fund.

* Fill out the pre-printed stub attached to each Fund's confirmations or supply the name(s) of account owner(s), the account number, and the name of the Fund.

* Send your check and account information to your dealer or to the Funds' Agent, BNY Mellon.

Unless you indicate otherwise, your investment will be made in Class A Shares.
Opening or Adding to a Class F, Class I, Class T or Class Y Share Account
An investor may open a Class F, Class I, Class T or Class Y Share account or make additional investments in Class F, Class I, Class T or Class Y Shares only through a financial intermediary.
Can I transfer funds electronically?
You can have funds transferred electronically into a Class A or Class C Share account, in amounts of $50 or more, from your Financial Institution if it is a member of the Automated Clearing House. You may make investments through two electronic transfer features, "Automatic Investment" and "Telephone Investment."
* Automatic Investment: You can authorize a pre-determined amount to be regularly transferred from your account.
* Telephone Investment: You can make single investments of up to $200,000 by telephone instructions to the Agent.
Before you can transfer funds electronically, the Funds' Agent must have your completed New Account Application authorizing these features. Or, if you initially decide not to choose these conveniences and then later wish to do so, you must complete a Ready Access Features Form which is available from the Distributor or Agent, or if your account is set up so that your broker or dealer makes these sorts of changes, ask your broker or dealer to make them. The Funds may modify or terminate these investment methods or charge a service fee, upon 30 days' written notice to shareholders.
Systematic Payroll Investments
You can make systematic investments in either Class A Shares or Class C Shares each pay period if your employer has established a Systematic Payroll Investment Plan with a Fund. To participate in the payroll plan, you must make your own arrangements with your employer's payroll department, which may include completing special forms. Additionally, each Fund requires that you complete the New Account Application. Once your New Account Application is received by the Fund and a New Account is opened, under the payroll plan your employer will deduct a preauthorized amount from each payroll check. This amount will then be sent directly to the Fund for purchase of shares at the then current offering price, which includes any applicable sales charge. You will receive a confirmation from the Fund for each transaction. Should you wish to change the dollar amount or end future systematic payroll investments, you must notify your employer directly. Changes may take up to ten days.
Automatic investment, telephone investment and systematic payroll investments are not available for Class F Shares, Class I Shares, Class T Shares and Class Y Shares.
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Redeeming an Investment
Redeeming Class A and Class C Shares
You may redeem some or all of your Class A or Class C Shares by a request to the Agent or your financial intermediary, that has a sales agreement with the Distributor, in which case that institution will take action on your behalf, and you will not personally perform the steps indicated below. Shares will be redeemed at the next net asset value determined after your request has been received in proper form.
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Certain shares are subject to a contingent deferred sales charge, or CDSC. These are:

• Class C Shares held for less than 12 months (from the date of purchase); and
• CDSC Class A Shares (as described below).
Upon redemption, enough additional shares will be redeemed to pay for any applicable CDSC.
A redemption may result in a tax liability for you.
How can I redeem my investment in Class A or Class C Shares?

By mail, send instructions to:	By telephone, call:	By FAX, send instructions to:
BNY Mellon Attn: Aquila Group of Funds 4400 Computer Drive Westborough, MA 01581	800-437-1000 toll-free	508-599-1838

For liquidity and convenience, the Funds offer expedited redemption.
Expedited Redemption Methods for Class A or Class C Shares
You may request expedited redemption in two ways:
1.  By Telephone. The Agent will take instructions from anyone by telephone to redeem shares and make payments:
a) to a Financial Institution account you have previously specified; or
b) by check in the amount of $50,000 or less, mailed to the name and address on the account from which you are redeeming, provided that neither the name nor the address has changed during the prior 30 days.  You may only redeem by check via telephone request once in any seven-day period.
Telephoning the Agent
Whenever you telephone the Agent, please be prepared to supply:
	account name(s) and number
	name of the caller
	the social security number registered to the account
	personal identification.
Note: Check the accuracy of your confirmation statements immediately upon receipt. The Fund, the Agent, and the Distributor are not responsible for losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify a caller's identity. The Agent may record calls.
2.  By FAX or Mail. You may request redemption payments to a predesignated Financial Institution account by a letter of instruction sent to the Agent, BNY Mellon, 4400 Computer Drive, Westborough, MA 01581 or by FAX at 508-599-1838. The letter, signed by the registered shareholder(s), must indicate:
	account name(s)
	account number
	amount to be redeemed
	any payment directions.
To have redemption proceeds sent directly to a Financial Institution account, you must complete the Expedited Redemption section of the New Account Application or a Ready Access Features Form. You will be required to provide (1) details about your Financial Institution account, (2) signature guarantees and (3) possible additional documentation.
The name(s) of the shareholder(s) on the Financial Institution account must be identical to the name(s) on the Fund's records of your account.
You may change your designated Financial Institution account at any time by completing and returning a revised Ready Access Features Form.
Regular Redemption Method for Class A or Class C Shares
You must use the Regular Redemption Method if you have not chosen Expedited Redemption. To redeem by this method, send a letter of instruction to the Funds' Agent, which includes:
	account name(s);
	account number;
	dollar amount or number of shares to be redeemed or a statement that all shares held in the account are to be redeemed;
	payment instructions (we normally mail redemption proceeds to your address as registered with the Fund); and
	signature(s) of the registered shareholder(s).
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We may require additional documentation for certain types of shareholders, such as corporations, partnerships, trustees or executors, or if redemption is requested by someone other than the shareholder of record.
Signature Guarantees.  If sufficient documentation is on file, we do not require a signature guarantee for redemptions of shares up to $50,000, payable to the record holder, and sent to the address of record. In all other cases, signatures must be guaranteed.
Your signature may be guaranteed by a:
	member of a national securities exchange;
	U.S. bank or trust company;
	state-chartered savings bank;
	Federally chartered savings and loan association;
	foreign bank having a U.S. correspondent bank; or
	participant in the Securities Transfer Association Medallion Program ("STAMP"), the Stock Exchanges Medallion Program ("SEMP") or the New York Stock Exchange, Inc. Medallion Signature Program ("MSP").
A notary public is not an acceptable signature guarantor.
The Funds may accept other forms of guarantee in limited circumstances.
Certificate Shares
The Funds no longer issue share certificates. If you hold share certificates issued previously and wish to redeem those shares you should:
Mail to the Funds' Agent: (1) blank (unsigned) certificates for the shares to be redeemed, (2) redemption instructions as described above under "Regular Redemption Method" and (3) a stock assignment form.
To be in "proper form," items (2) and (3) above must be signed by the registered shareholder(s) exactly as the account is registered. For a joint account, both shareholder signatures are necessary.
For your protection, mail certificates separately from signed redemption instructions. We recommend that certificates be sent by registered mail, return receipt requested.
If sufficient documentation is on file, we do not require a signature guarantee for redemptions of certificate shares up to $50,000, payable to the record holder, and sent to the address of record. In all other cases, signatures must be guaranteed. If a signature guarantee is required, you must follow the procedures described above under "Regular Redemption Method."
What are the methods of payment of redemption proceeds for Class A and Class C Shares?
Redemption proceeds may be sent by check, wire or transferred through the Automated Clearing House, as follows:

Redemption	Method of Payment	Charges
Under $1,000.	Check.	None.
$1,000 or more.	Check, or wired or transferred through the Automated Clearing House to your Financial Institution account, if you so requested on your New Account Application or Ready Access Features Form.	None.
Through a broker/dealer.	Check or wire, to your broker/dealer.	None. However, your broker/dealer may charge a fee.

Although the Funds do not currently intend to, each Fund can charge up to $5.00 per wire redemption, after written notice to shareholders who have elected this redemption procedure. Upon 30 days' written notice to shareholders the Funds may modify or terminate the use of the Automated Clearing House to make redemption payments at any time or charge a service fee, although no such fee is presently contemplated. If any such changes are made, the Prospectus will be supplemented to reflect them.
The Funds can redeem your shares if their value totals less than $500 as a result of redemptions or failure to meet and maintain the minimum investment level under an Automatic Investment program. Before such a redemption is made, we will send you a notice giving you 60 days to make additional investments to bring your account up to the minimum.
Are there any reinvestment privileges for Class A and Class C Shares?
If you own Class A or Class C Shares, you may reinvest proceeds of redemption within 120 days of the redemption, you will not have to pay any additional sales charge on the reinvestment and the Distributor will refund to you any CDSC deducted at the time of redemption by adding
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it to the amount of your reinvestment.  You must reinvest in the same fund and class as the shares redeemed. You may exercise this privilege only once a year, unless otherwise approved by the Distributor.  Reinvestment privileges are not available for Class T Shares.
Is there an Automatic Withdrawal Plan?
You may establish an Automatic Withdrawal Plan if you own or purchase Class A Shares of the Fund having a net asset value of at least $5,000.  The Automatic Withdrawal Plan allows you to receive a monthly or quarterly check in a stated amount, not less than $50.  The Automatic Withdrawal Plan is not available for Class C, I, F, T or Y Shares.
Redeeming Class F, Class I, Class T and Class Y Shares
You may redeem all or any part of your Class F, Class I, Class T or Class Y Shares at the net asset value next determined after receipt in proper form of your redemption request by your financial intermediary. Redemption requests for Class F, Class I, Class T and Class Y Shares must be made through a financial intermediary and cannot be made directly through the Funds' Agent.  Financial intermediaries may charge a fee for effecting redemptions.  A redemption may result in a taxable transaction to the redeeming investor.
General
Redemption proceeds are normally sent to your address of record on the next business day following receipt of your redemption request in proper form, but in any event within seven days, regardless of the method used to make such payment (e.g., check, wire or electronic transfer (Automated Clearing House)).
The Funds may delay payment for redemption of shares recently purchased by check (including certified, cashier's or official bank check), Automatic Investment or Telephone Investment for up to 10 business days after purchase; however, payment for redemption will not be delayed after (i) the check or transfer of funds has been honored, or (ii) the Agent receives satisfactory assurance that the check or transfer of funds will be honored. Possible delays can be eliminated by paying for purchased shares with wired funds or Federal Reserve drafts.
The Funds have the right to postpone payment or suspend redemption rights during certain periods. These periods may occur (i) when the New York Stock Exchange is closed for other than weekends and holidays, (ii) when the SEC restricts trading on the New York Stock Exchange, (iii) when the SEC determines that an emergency exists which causes disposal of, or determination of the value of, portfolio securities to be unreasonable or impracticable, and (iv) during such other periods as the SEC may permit.
Under normal circumstances, each Fund expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or selling assets to generate cash. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of a Fund's investments, the Fund may be more likely to be forced to sell portfolio assets to meet redemptions than under normal market circumstances.  Under such circumstances, a Fund could be forced to liquidate assets at inopportune times or at a loss or depressed value.  Each Fund also may pay redemption proceeds using cash obtained through an interfund lending facility, if available, and other borrowing arrangements that may be available from time to time.
Redemption proceeds may be paid in whole or in part "in kind,"  that is by distribution of a Fund's portfolio securities. The Trust may redeem in kind if, for example, the Fund reasonably believes that a cash redemption may have a substantial impact on the Fund and its remaining shareholders.  Securities you receive this way may increase or decrease in value while you hold them and you may incur transaction costs and tax liability when you convert the securities to cash.
During periods of deteriorating or stressed market conditions, when an increased portion of a Fund's portfolio may be comprised of less-liquid investments, or during extraordinary or emergency circumstances, the Fund may be more likely to pay redemption proceeds with cash obtained through short-term borrowing arrangements (if available) or by giving you securities.
Alternative Purchase Plans
How do the different arrangements for the Funds' share classes affect the cost of buying, holding and redeeming shares, and what else should I know about the Funds' share classes?
Each Fund offers several classes of shares. All classes represent interests in the same portfolio of investments. The classes of shares differ in their sales charge structures and ongoing expenses, as described below. An investor should choose the class that best suits the investor's circumstances and needs.
The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Specific intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load ("CDSC") waivers, which are discussed below. In all instances, it is the purchaser's responsibility to notify the Fund or the purchaser's financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from a Fund or through another intermediary to receive these waivers or discounts. Please see the section "Broker-Defined Sales Charge Waiver Policies" immediately before the back cover of this Prospectus to determine any sales charge discounts and waivers that may be available to you through your financial intermediary.
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	Class A Shares "Front-Payment Class"	Class C Shares "Level-Payment Class"
Initial Sales Charge	Class A Shares are offered at net asset value plus a maximum sales charge of 4%, paid at the time of purchase. Thus, your investment is reduced by the applicable sales charge.	None. Class C Shares are offered at net asset value with no sales charge payable at the time of purchase.
Contingent Deferred Sales Charge ("CDSC")	None (except for certain purchases of $250,000 or more).	A CDSC of 1% is imposed upon the redemption of Class C Shares held for less than 12 months. No CDSC applies to Class C Shares acquired through the reinvestment of dividends or distributions.
Distribution and/or Service Fees
A distribution fee of 0.05 of 1% (for Aquila Tax-Free Fund of Colorado), 0.15 of 1% (for Aquila Tax-Free Trust of Arizona, Aquila Churchill Tax-Free Fund of Kentucky and Aquila Narragansett Tax-Free Income Fund), or 0.20 of 1% (for Aquila Tax-Free Fund For Utah) is imposed on the average annual net assets represented by the applicable Class A Shares.

Distribution and service fees of 1% are imposed on the average net assets represented by the Class C Shares for six years prior to conversion to Class A Shares (see Other Information).  A distribution fee of 0.75 of 1% may be paid to certain broker/dealers and other qualified recipients.  A service fee of 0.25 of 1% will be paid to the Distributor.

Other Information
The initial sales charge is waived or reduced in some cases.  Larger purchases qualify for lower sales charges.  Financial intermediaries may offer their own (i.e., a financial intermediary-specific) sales charge waiver(s).

Class C Shares, together with a pro-rata portion of all Class C Shares acquired through reinvestment of dividends and other distributions paid in additional Class C Shares, automatically convert to Class A Shares after six years.

	Class F Shares "Fiduciary Class"	Class I Shares "Financial Intermediary Class" (Aquila Churchill Tax-Free Fund of Kentucky and Aquila Narragansett Tax-Free Income Fund only)
Initial Sales Charge	None. Financial intermediaries may charge a fee for purchase of shares.	None. Financial intermediaries may charge a fee for purchase of shares.
Contingent Deferred Sales Charge	None.	None.
Distribution and/or Service Fees	None.
A distribution fee of up to 0.25 of 1% of average annual net assets allocable to Class I Shares is permitted under the Distribution Plan.  A distribution fee of up to 0.15 of 1% of such net assets is currently authorized by the Board of Trustees of the Funds.  In addition, a service fee of up to 0.25 of 1% of such assets is imposed on the average annual net assets allocable to Class I Shares.

Other Information	N/A	N/A

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	Class T Shares "Transactional Class"	Class Y Shares "Institutional Class"
Initial Sales Charge
Class T Shares are offered at net asset value plus a maximum sales charge of 2.50%, paid at the time of purchase.  Thus, your investment is reduced by the applicable sales charge.The sales charge for Class T Shares can vary from financial intermediary to financial intermediary, as described below.

None. Financial intermediaries may charge a fee for purchase of shares.
Contingent Deferred Sales Charge	None.	None.
Distribution and/or Service Fees	A distribution fee of 0.25 of 1% is imposed on the average annual net assets represented by the applicable Class T Shares.	None.
Other Information
The initial sales charge is waived or reduced in some cases.  Financial intermediaries may offer their own (i.e., a financial intermediary-specific) sales charge waiver(s), as described below.

There is no exchange privilege for Class T Shares.
N/A

What price will I pay for a Fund's shares?

Class A and T Shares Offering Price	Class C, I, F and Y Shares Offering Price
Net asset value per share plus the applicable sales charge.	Net asset value per share.

An investor will receive that day's offering price on purchase orders, including Telephone Investments and investments by mail, received in proper form prior to the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) by the Agent or by an authorized financial intermediary. Otherwise, orders will be filled at the next determined offering price. Financial intermediaries are required to submit orders promptly.  Purchase orders received on a non-business day, including those for Automatic Investment, will be executed on the next succeeding business day. The sale of shares will be suspended (1) during any period when net asset value determination is suspended or (2) when the Distributor judges it is in a Fund's best interest to do so.
Class F Shares and Class Y Shares may be available on certain brokerage platforms.  An investor transacting in Class F Shares or Class Y Shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.  As noted above, shares of each Fund are available in other share classes that have different fees and expenses.
Sales Charges – Class A Shares and Class T Shares
What are the sales charges for purchases of Class A Shares?
The following table shows the amount of sales charge incurred for each new purchase by a "single purchaser" of Class A Shares. A "single purchaser" is:
• an individual;
• an individual, together with his or her spouse, and/or any children under 21 years of age purchasing shares for their accounts;
• a trustee or other fiduciary purchasing shares for a single trust estate or fiduciary account; or
• a government, municipality or tax-exempt entity that meets the requirements for qualification under Section 501 of the Internal Revenue Code of 1986, as amended.
You are entitled to substantial reductions in sales charges based on aggregate holdings of all shares of any class of any of the funds in the Aquila Group of Funds that you or other members of your immediate family already own at the time of your purchase. Be sure you tell your broker or dealer about all of those holdings so that any applicable reduction in sales charges on your purchase can be correctly computed. You will need to produce proof of such ownership in the form of account statements relating to any account at any financial intermediary that you or any member of your immediate family own that holds any such shares.
A "single purchaser" will pay a sales charge based on the value at the time of purchase of his or her aggregate holdings of shares of any class of any of the funds in the Aquila Group of Funds in accordance with the following table:
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I Amount of Purchase Plus Value of All Other Shares Held By a Single Purchaser	II Sales Charge as Percentage of Public Offering Price	III Sales Charge as Approximate Percentage of Net Amount Invested

Less than $25,000	4.00%	4.17%
$25,000 but less than $50,000	3.75%	3.90%
$50,000 but less than $100,000	3.50%	3.63%
$100,000 but less than $250,000	3.25%	3.36%

For purchases of $250,000 or more see "Sales Charges for Purchases of $250,000 or More."

For example:

If your purchase amount is $10,000 (Column I), your sales charge would be 4.00% or $400 (Column II).	($10,000 x 0.04 = $400)
The value of your account would be equivalent to the amount of your purchase less the sales charge. (The net amount invested in your account would be $10,000 - $400 = $9,600.)	($10,000 - $400 = $9,600)
The sales charge as a percentage of the net amount invested in your account would be 4.17% (Column III).	($400 / $9,600 = 0.0416666 or 4.17%)

Since the offering price is calculated to two decimal places using standard rounding methodology, the dollar amount of the sales charge as a percentage of the offering price and the net amount invested (the amount of your investment less the sales charge) for any particular purchase of Trust shares may be higher or lower due to rounding.
Sales Charges for Purchases of $250,000 or More
You will not pay a sales charge at the time of purchase when you purchase "CDSC Class A Shares." CDSC Class A Shares are:
(i)  Class A Shares issued in a single purchase of $250,000 or more by a single purchaser; and
(ii) Class A Shares issued when the value of the purchase, together with the value of shares of the Fund or any other fund in the Aquila Group of Funds that are owned by the purchaser, is $250,000 or more.
Redemption of CDSC Class A Shares
Aquila Tax-Free Fund of Colorado and Aquila Narragansett Tax-Free Income Fund:
If you redeem all or part of your CDSC Class A Shares during the four years after you purchase them, you may have to pay a special CDSC upon redemption of those shares. CDSC Class A Shares purchased without a sales charge pursuant to a Letter of Intent are subject to the CDSC.The CDSC will not apply to shares acquired through the reinvestment of dividends or distributions on CDSC Class A Shares.
When a CDSC is calculated, it will be applied to the lower of the original cost of the shares being redeemed or the current market value of those shares.  Therefore, you do not pay a sales charge on amounts representing appreciation or depreciation.  The rate used to calculate the CDSC is based on the value of all shares of funds in the Aquila Group of Funds ("Aquila Fund Shares") (with the exception of Class T Shares) that you own at the time the shares being redeemed were originally purchased and will vary based on the number of years since the CDSC Class A Shares were purchased, according to the following table:
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CDSC Rate on Shares Redeemed
Value of All Aquila Fund Shares (with the exception of Class T Shares) at Time Shares Being Redeemed were Originally Purchased	During First Two Years After Purchase	During Third and Fourth Years After Purchase
$250,000 and up to $2.5 million	1%	0.50%
Over $2.5 million and up to $5 million	0.50% on shares redeemed in year 1 0.25% on shares redeemed in year 2	None
Over $5 million	None	None

The CDSC will not apply to CDSC Class A Shares held for longer than four years.
Aquila Tax-Free Trust of Arizona, Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah:
If you redeem all or part of your CDSC Class A Shares during the two years after you purchase them, you may have to pay a special CDSC upon redemption of those shares. CDSC Class A Shares purchased without a sales charge pursuant to a Letter of Intent are subject to the CDSC.  The CDSC will not apply to shares acquired through the reinvestment of dividends or distributions on CDSC Class A Shares.
When a CDSC is calculated, it will be applied to the lower of the original cost of the shares being redeemed or the current market value of those shares.  Therefore, you do not pay a sales charge on amounts representing appreciation or depreciation.  The rate used to calculate the CDSC is based on the value of all shares of funds in the Aquila Group of Funds (“Aquila Fund Shares”) (with the exception of Class T Shares) that you own at the time the shares being redeemed were originally purchased and will vary based on the number of years since the CDSC Class A Shares were purchased, according to the following table:

CDSC Rate on Shares Redeemed
Value of All Aquila Fund Shares at Time Shares Being Redeemed were Originally Purchased	During First Two Years After Purchase
$250,000 and up to $2.5 million	1%
Over $2.5 million and up to $5 million	0.50% on shares redeemed in year 1 0.25% on shares redeemed in year 2
Over $5 million	None

The CDSC will not apply to CDSC Class A Shares held for longer than two years
For All Funds:
Each time you place a request to redeem shares, a Fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge, and then will redeem shares in your account that are subject to the lowest CDSC rate, unless otherwise instructed.  A series of investments may increase the total value of Aquila Fund Shares you own so that subsequent purchases may qualify for a shorter holding period and a lower CDSC rate, as described in the table above, without altering the holding period or CDSC rate for shares acquired when the total value of Aquila Fund Shares you owned was lower.
The CDSC will be waived for:
	Redemption following the death of the shareholder or beneficial owner.
	Redemption by a Fund when an account falls below the minimum required account size.

Redemption by an investor who purchased $250,000 or more without an initial sales charge if the securities dealer of record waived or deferred its commission in connection with the purchase, with notice to the investor and the Fund at the time of purchase.

The availability of certain sales charge waivers and
55/ Aquila Municipal Trust

discounts may depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Please see "Broker-Defined Sales Charge Waiver Policies" below for more information.
Reduced Sales Charges for Certain Purchases of Class A Shares
Right of Accumulation
"Single purchasers" may qualify for a reduced sales charge in accordance with the above schedule when making subsequent purchases of Class A Shares.
Letters of Intent
A "single purchaser" may also qualify for reduced sales charges, in accordance with the above schedule, after a written Letter of Intent (included in the New Account Application) is received by the Distributor.
Other
Class A Shares may be purchased without a sales charge by current and former Trustees and officers of any funds in the Aquila Group of Funds, the directors, officers and certain employees, former employees and representatives of the Manager, the Distributor, the adviser or sub-adviser of any fund in the Aquila Group of Funds and the parents and/or affiliates of such companies, broker dealers, their officers and employees and other investment professionals, certain persons connected with firms providing legal, advertising or public relations assistance to the Funds, certain family members of, and plans for the benefit of, the foregoing and plans for the benefit of trust or similar clients of banking institutions over which these institutions have full investment authority.  Class A Shares may also be issued without a sales charge in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which a Fund is a party.
Each Fund also permits the sale of its Class A Shares at prices that reflect the elimination of the sales charge to investors who are members of certain qualified groups.  A qualified group is a group or association that: (i) satisfies uniform criteria which enable the Distributor to realize economies of scale in its costs of distributing shares; (ii) gives its endorsement or authorization (if it is a group or association) to an investment program to facilitate solicitation of its membership by a broker or dealer; and (iii) complies with the conditions of purchase that make up an agreement between the Fund and the group, representative or broker or dealer.  At the time of purchase, the Distributor must receive information sufficient to permit verification that the purchase qualifies for a reduced sales charge, either directly or through a broker or dealer.  Examples of a qualified group include, but are not limited to: certain wrap accounts, asset allocation programs or other fee-based arrangements for the benefit of clients of investment professionals or other financial intermediaries; and certain retirement plans that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insurance companies, or serviced by recordkeepers.
Class A Shares may be purchased without a sales charge by investors who purchase shares through a self-directed brokerage account program offered by a financial intermediary that has entered into an agreement with the Fund's Distributor. Financial intermediaries offering such programs may or may not charge transaction fees.
Class A purchases at net asset value may be available to group employer-sponsored retirement plans (e.g., employer-sponsored 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). Waivers for group employer-sponsored retirement plans do not apply to traditional IRAs, Roth IRAs, SEP IRAs, SARSEPs, SIMPLE IRAs, KEOGHs, individual 401(k) or individual 403(b) plans, or to shares held in commission-based broker-dealer accounts. In addition, acquisitions of shares by reinvestment of dividends or in exchanges (with certain exceptions) do not incur a sales charge.  The foregoing sales charge waivers are generally available for qualified purchases through all financial intermediaries that offer Class A Shares of the Funds, except as set forth under "Broker-Defined Sales Charge Waiver Policies" below.  Please see the SAI for additional information about sales charge waivers and reductions.
The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Please see "Broker-Defined Sales Charge Waiver Policies" below for more information.
What are the sales charges for purchases of Class T Shares?
Class T Shares may be offered by financial intermediaries with different front-end sales load structures.  Each Class T Financial Intermediary will fall into one of the Categories of Financial Intermediaries described below, based on the front-end sales load structure offered by the particular financial intermediary.  There are currently two categories of financial intermediaries (Category One Financial Intermediaries and Category Two Financial Intermediaries).  Other categories of financial intermediaries may be added in the future.  If a financial intermediary is not specifically identified herein  as a Category Two Financial Intermediary, then the financial intermediary is a Category One Financial Intermediary.
Category One Financial Intermediaries
Currently, all financial intermediaries that offer Class T Shares are Category One Financial Intermediaries.
If you purchase Class T Shares from a Category One Financial Intermediary, you will pay a sales charge based on the value of your purchase in accordance with the following table.  Typically, all of the sales charge will be paid to your financial intermediary firm as a concession.
56/ Aquila Municipal Trust

I Amount of Purchase	II Sales Charge as Percentage of Public Offering Price	III Sales Charge as Approximate Percentage of Net Amount Invested

Less than $250,000	2.50%	2.56%
$250,000 but less than $500,000	2.00%	2.04%
$500,000 but less than $1,000,000	1.50%	1.52%
$1,000,000 and over	1.00%	1.01%

For example:

If your purchase amount is $100,000 (Column I), your sales charge would be 2.50% or $2,500 (Column II).	($100,000 x 0.025 = $2,500)
The value of your account would be equivalent to the amount of your purchase less the sales charge. (The net amount invested in your account would be $100,000 - $2,500 = $97,500.)	($100,000 - $2,500 = $97,500)
The sales charge as a percentage of the net amount invested in your account would be 2.56% (Column III).	($2,500 / $97,500= 0.025641 or 2.56%)

Since the offering price is calculated to two decimal places using standard rounding methodology, the dollar amount of the sales charge as a percentage of the offering price and the net amount invested (the amount of your investment less the sales charge) for any particular purchase of Fund shares may be higher or lower due to rounding.
Category Two Financial Intermediaries
Currently, there are no Category Two Financial Intermediaries.
If you purchase Class T Shares from a Category Two Financial Intermediary, you will pay a sales charge based on the value of your purchase in accordance with the following table.  Typically, all of the sales charge will be paid to your financial intermediary firm as a concession.

I Amount of Purchase	II Sales Charge as Percentage of Public Offering Price	III Sales Charge as Approximate Percentage of Net Amount Invested

$0 or more	2.50%	2.56%

For example:

If your purchase amount is $100,000 (Column I), your sales charge would be 2.50% or $2,500 (Column II).	($100,000 x .025 = $2,500)
The value of your account would be equivalent to the amount of your purchase less the sales charge. (The net amount invested in your account would be $100,000 - $2,500 = $97,500.)	($100,000 - $2,500 = $97,500)
The sales charge as a percentage of the net amount invested in your account would be 2.56% (Column III).	($2,500 / $97,500= 0.025641 or 2.56%)

Since the offering price is calculated to two decimal places using standard rounding methodology, the dollar amount of the sales charge as a percentage of the offering price and the net amount invested (the amount of your investment less the sales charge) for any particular purchase of Fund shares may be higher or lower due to rounding.
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Reduced Sales Charges for Certain Purchases of Class T Shares – Category One and Category Two Financial Intermediaries
Rights of Accumulation
Rights of accumulation are not available with respect to purchases of Class T Shares.
Letters of Intent
Letters of intent are not available with respect to purchases of Class T Shares.
Other
Class T Shares may be issued without a sales charge in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which a Fund is a party.  In addition, acquisitions of shares by reinvestment of dividends do not incur a sales charge.
In addition, a sales charge will not apply to: purchases of Class T Shares of a Fund in an exchange from Class C Shares of the same Fund to the extent held in accounts of your financial intermediary, provided that Class C Shares may only be exchanged for Class T Shares if your financial intermediary no longer offers Class C Shares on the intermediary's commission-based platform and has entered into an agreement with the Distributor to permit such exchange purchases.
Please see the SAI for additional information about sales charge waivers and reductions.
The availability of certain sales charge waivers and discounts may depend on the financial intermediary through which you purchase your shares. Please see "Broker-Defined Sales Charge Waiver Policies" below for more information.
The foregoing information about breakpoints in, or elimination of, sales charges is also available free of charge on our website at www.aquilafunds.com. Hyperlinks at our website will facilitate your access to the information.
Large Purchase Orders for Class C Shares
The Funds will not accept purchase orders for Class C Shares on behalf of an individual investor (not including dealer "street name" or omnibus accounts) in an amount of $500,000 or more or if the purchase order would bring the value of the account over $500,000. This is because it will generally be more advantageous for such a purchase by an individual to be invested in Class A Shares instead.
Redemption of Class C Shares
The CDSC will be waived for redemption following the death of the shareholder or beneficial owner and for redemption by a Fund when an account falls below the minimum required size.
The availability of certain CDSC waivers may depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Please see "Broker-Defined Sales Charge Waiver Policies" below for more information.
Broker/Dealer Compensation - Class C Shares
The Distributor may pay 1% of the sale price to any broker/dealer executing a Class C Share purchase.
Purchase and Redemption of Class F Shares and Class Y Shares
Class F Shares and Class Y Shares may be available on certain brokerage platforms.  An investor transacting in Class F Shares or Class Y Shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.  Shares of each Fund are available in other share classes that have different fees and expenses.
General
Certain financial intermediaries may charge additional fees in connection with transactions in Fund shares. The Manager or the Distributor may make payments or provide non-cash compensation out of their own resources to securities dealers and other financial intermediaries for providing services intended to result in the sale of Fund shares or for shareholder servicing activities.  The compensation is discretionary and may be available only to selected selling and servicing agents.  See "Additional Information" below and in the SAI for discussions of marketing support payments.
Exchange Privilege – Class A, C, F, I and Y Shares
Generally, you can exchange shares of any class of a Fund (except Class T Shares) into shares of the same class of other funds in the Aquila Group of Funds without the payment of a sales charge or any other fee.
The exchange privilege is available to Class F, Class I or Class Y Shares to the extent that other Funds in the Aquila Group of Funds are made available to its customers by an investor's financial intermediary. All exchanges of Class F, Class I and Class Y Shares must be made through the investor's financial intermediary.  There is no exchange privilege for Class T Shares.Call 800-437-1000 for more information on the exchange privilege.
Because excessive trading in Fund shares can be harmful to a Fund and its other shareholders, the right is reserved to revise or terminate the exchange privilege, to limit the number of exchanges or to reject any exchange if (i) a Fund or any of the other Funds in the Aquila Group of Funds believe that it or they would be harmed or be unable to invest effectively or (ii) it or they receive or anticipate receiving simultaneous orders that may significantly affect a Fund or any other Funds in the Aquila Group of Funds.
Same Fund Exchange Privilege – Class A, C, I and Y Shares

Certain shareholders may be eligible to exchange their shares (except for Class F and Class T Shares) for a Fund's Class T or Class Y shares. If eligible, no sales charges or other charges will apply to any such exchange. Generally, shareholders will not recognize a gain or loss for Federal income tax purposes upon such an exchange. Investors should contact their financial intermediary to learn more about the details of this privilege.
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Exchange Privilege – Class T Shares
Exchange privileges are not available for Class T Shares.
Frequent Trading
As stated above, the Funds and the Distributor may reject any order for the purchase of shares. For example, because frequent movement of assets into and out of a Fund by market timers or other investors may disrupt the management of the Fund and increase its expenses, the Boards of Trustees of the Funds have determined that each Fund may reject purchase orders, on a temporary or permanent basis, from investors that the Fund is able to determine are exhibiting a pattern of frequent or short-term trading in Fund shares. The Funds may not be able to detect frequent trading by the underlying owners of shares held in omnibus accounts and therefore may not be able effectively to prevent frequent trading in those accounts. Accordingly, there is no guarantee that the Funds will be successful in identifying all investors who engage in excessive trading activity or in curtailing that activity. The Funds' policy on frequent trading extends to purchases through exchanges. (See "Exchange Privilege" above.)
What about confirmations?
A statement will be mailed to you confirming each purchase or redemption of Class A or Class C Shares of a Fund placed directly with the Agent.  Your account at the Agent will be credited or debited in full and fractional shares (rounded to the nearest 1/1000th of a share).  Purchases or redemptions placed through financial intermediaries will be confirmed by either the Agent or the financial intermediary depending upon the financial intermediary's arrangement with the Funds and the Distributor.
Is there a Distribution Plan?
Each Fund has adopted a Distribution Plan (the "Plan") under the Investment Company Act of 1940's Rule 12b-1 (the "Rule") in order to:
(i) permit the Fund to finance activities primarily intended to result in the sale of its shares;
(ii) permit the Manager to make payment for distribution expenses out of its own funds; and
(iii) protect the Fund against any claim that some of the expenses which it pays or may pay might be considered to be sales-related and therefore come within the purview of the Rule.
Pursuant to the Plan, each Fund makes payments with respect to Class A, Class C, Class T and (if applicable) Class I Shares under agreements to certain broker/dealers and other qualified recipients.
For any fiscal year, these payments may not exceed:
* 0.15 of 1% of the average annual net assets represented by Class A Shares of Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Aquila Churchill Tax-Free Fund of Kentucky and Aquila Narragansett Tax-Free Income Fund (a distribution fee of up to 0.05 of 1% of the average annual net assets represented by Class A Shares of Aquila Tax-Free Fund of Colorado is currently authorized by the Trustees of such Fund);
* 0.20 of 1% of the average annual net assets represented by Class A shares of Aquila Tax-Free Fund For Utah;
* 0.75 of 1% of the average annual net assets represented by Class C Shares of each Fund;
* 0.25 of 1% of the average annual net assets represented by Class I Shares of Aquila Churchill Tax-Free Fund of Kentucky and Aquila Narragansett Tax-Free Income Fund  (a distribution fee of up to 0.15 of 1% of the average annual net assets represented by Class I Shares of each such Fund is currently authorized by the Trustees of such Funds); and
* 0.25 of 1% of the average annual net assets represented by Class T Shares of each Fund.
Payments with respect to each class are made only out of the Fund's assets allocable to that class. Because these distribution fees are paid out of assets on an ongoing basis, over time these fees will increase the cost of your investment, and they may cost you more than paying other types of sales charges.  These distribution fees are in addition to any other sales charges you may pay.
Whenever Aquila Tax-Free Trust of Arizona or Aquila Churchill Tax-Free Fund of Kentucky makes Class A payments, the aggregate annual rate of the management fee otherwise payable by the Fund is reduced from 0.50 of 1% to 0.40 of 1% of that Fund's average annual net assets.
Shareholder Services Plan for Class C Shares and Class I Shares
Each Fund's Shareholder Services Plan authorizes it to pay a service fee under agreements to certain qualified recipients who have agreed to provide personal services to Class C shareholders and/or maintain their accounts. For Aquila Churchill Tax-Free Fund of Kentucky and Aquila Narragansett Tax-Free Income Fund, the Plan also authorizes an identical arrangement with respect to Class I Shares. For any fiscal year, such fees may not exceed 0.25 of 1% of the average annual net assets represented by the applicable class of shares. Payment is made only out of the Fund's assets represented by the shares of the applicable class.
Service fees with respect to Class C Shares will be paid to the Distributor.
Other Payments by the Funds
In addition to, rather than in lieu of, fees paid by a Fund under the Fund's Distribution Plan or Shareholder Services Plan, each Fund may pay fees for certain administrative, networking, recordkeeping, sub-transfer agency or other services provided by certain broker/dealers and other financial intermediaries ("financial advisors").
59/ Aquila Municipal Trust

Additional Payments
The Distributor and/or its related companies may pay compensation (out of their own assets and not as an additional charge to a Fund, although such assets may include profits derived from services provided to the Fund to financial advisors in connection with the sale or retention of Fund shares or certain shareholder servicing and/or certain administrative, networking, recordkeeping, sub-transfer agency or other services.  This additional compensation is sometimes referred to as "revenue sharing."  For example, the Distributor and/or its related companies may pay compensation to financial advisors for administrative, sub-accounting or shareholder transaction processing services above and beyond such costs which would normally be paid by a Fund, assistance in training and education and/or other forms of marketing support, including costs related to providing a Fund with "shelf space."  Payments made to financial advisors may be based on a fixed dollar amount and/or one or more of the following factors:  gross sales, current assets, number of accounts attributable to or maintained by the financial advisor and/or reimbursement for marketing expenses of the financial advisor.  Some of these amounts may be significant to the Distributor and/or its related companies.  Nonetheless, the prospect of receiving additional compensation may provide financial advisors with an incentive to favor sales of shares of a Fund over other investment options.  To obtain more information on how additional compensation may have influenced your financial advisor's recommendation of a Fund ask your financial advisor.  For more information, please see the SAI.
To the extent financial advisors sell more shares of a Fund or retain shares of a Fund in their clients' accounts, the Distributor and/or its related companies, including the Manager, receives greater fees due to the increase in Fund assets.  The intermediary may earn a profit on these payments if the amount of the payment to the intermediary exceeds the intermediary's costs.
Class F Shares are only available in cases where the intermediary will not receive additional compensation with respect to Class F Shares.
"Transfer on Death" Registration
If you own Class A or Class C Shares, the Funds generally permit "transfer on death" ("TOD") registration of shares, so that on the death of the shareholder the shares are transferred to a designated beneficiary or beneficiaries. Ask the Agent or your broker/dealer for the Transfer on Death Registration Request Form. With it you will receive a copy of the TOD Rules of the Aquila Group of Funds, which specify how the registration becomes effective and operates. By opening a TOD Account, you agree to be bound by the TOD Rules.  An investor in Class F, Class I, Class T or Class Y should discuss the availability of TOD registration with the investor's financial intermediary (broker/dealer, etc.).
Dividends and Distributions
How are dividends and distributions determined?
Each Fund pays dividends and other distributions with respect to each class of shares. Each Fund calculates its dividends and other distributions with respect to each class at the same time and in the same manner. Net income for dividend purposes includes all interest income accrued by a Fund since the previous dividend declaration less expenses paid or accrued. Net income also includes any original issue discount, which occurs if a Fund purchases an obligation for less than its face amount. The discount from the face amount is treated as additional income earned over the life of the obligation. Because each Fund's income varies, so will a Fund's dividends. There is no fixed dividend rate. It is expected that most of each Fund's dividends will be comprised of interest income. The dividends and distributions of each class can vary due to certain class-specific charges. Each Fund will declare all of its net income as dividends on every day, including weekends and holidays, on those shares outstanding for which payment was received by the close of business on the preceding business day.
Redeemed shares continue to earn dividends through and including the earlier of:
1.	the day prior to the day when redemption proceeds are mailed, wired or transferred by the Automated Clearing House or the Agent or paid by the Agent to a financial intermediary; or
2.	the third business day after the day the net asset value of the redeemed shares was determined.
The Funds' present policy is to generally pay dividends so they will be received or credited by approximately the first day of each month.
How are dividends and distributions paid?
Class A and Class C Shares
Dividends and distributions, if any, on Class A or Class C Shares will automatically be reinvested in full and fractional shares of the Fund of the same class at net asset value as of the payment date for the dividend or distribution unless you elect otherwise.
You may choose to have all or any part of your dividends or distributions paid in cash. You can elect to have the cash portion of your dividends or distributions deposited, without charge, by electronic fund transfers into your account at a financial institution, if it is a member of the Automated Clearing House.
You may also choose to direct your dividends to be invested in other funds in the Aquila Group of Funds in which you may have an account.
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You can make any of these elections on the New Account Application, by a Ready Access Features Form or by a letter to the Agent. Your election to receive some or all of your dividends and distributions in cash will be effective as of the next payment of dividends after it has been received in proper form by the Agent. It will continue in effect until the Agent receives written notification of a change.
Whether your dividends and distributions are received in cash or reinvested, you will receive a monthly statement indicating the current status of your investment account with the Funds.
Each Fund reserves the right to change the dividend and distribution payment option on your account to "reinvest" if mail sent to the address on your account is returned by the post office as "undeliverable" and you have elected to have your account dividends and/or distributions paid in cash. In such event, the Fund would then purchase additional shares of the Fund with any dividend or distribution payments that are "undeliverable." In order to change the option back to "cash," you would need to send the Agent written instructions as described above.
Class F, Class I, Class T and Class Y Shares
All arrangements for the payment of dividends and distributions, if any, with respect to Class F, Class I, Class T and Class Y Shares, including reinvestment of dividends, must be made through financial intermediaries.
Tax Information
The following discussion is very general and does not address investors subject to special rules, such as investors who hold shares through an IRA, 401(k) plan or other tax-advantaged account. The SAI contains further information about taxes. Because each shareholder's circumstances are different and special tax rules may apply, you should consult with your tax adviser about your investment in a Fund.
You may receive three different types of distributions from a Fund: exempt-interest dividends, ordinary dividends and capital gain dividends. Any taxable distributions are taxed in the same manner whether paid in cash or reinvested in additional shares.
Aquila Tax-Free Trust of Arizona
Most distributions from the Fund will be dividends of interest income that are exempt from regular Federal income tax ("exempt-interest dividends"), but may be subject to state or local income taxes. As further described below, exempt-interest dividends derived from Arizona Obligations will also generally be exempt from Arizona state income tax, subject to the discussion under the heading "Tax Risk."  Some exempt-interest dividends may be subject to the Federal alternative minimum tax. Exempt-interest dividends are taken into account in determining the taxable portion of any Social Security or Railroad Retirement benefit you or your spouse receives.
For other distributions, you will generally have to pay Federal income tax, as well as any applicable state and local taxes. Distributions of net capital gain (the excess of the Fund's net long-term capital gain over net short-term capital loss) are taxable to you as long-term capital gain regardless of how long you have owned your shares. The Fund does not expect any distributions to qualify for any favorable tax rate that may apply to "qualified dividend income" or to qualify for the dividends received deduction for corporate shareholders.
During the last calendar year, the Fund's distributions consisted of the following:
Calendar Year 12/31/17

	Exempt-Interest Dividends	Capital Gains Distributions	Ordinary Income Dividends

Class A Shares	92.48%	7.16%	0.36%
Class C Shares	90.33%	9.31%	0.36%
Class Y Shares	92.72%	6.92%	0.36%

Aquila Tax-Free Fund of Colorado
Most distributions from the Fund will be dividends of interest income that are exempt from regular Federal income tax ("exempt-interest dividends"), but may be subject to state or local income taxes. As further described below, exempt-interest dividends derived from Colorado Obligations should also generally be exempt from Colorado state income tax, subject to the discussion under the heading "Tax Risk."  Some exempt-interest dividends may be subject to the Federal alternative minimum tax. Exempt-interest dividends are taken into account in determining the taxable portion of any Social Security or Railroad Retirement benefit you or your spouse receives.
For other distributions, you will generally have to pay Federal income tax, as well as any applicable state and local taxes. Distributions of net capital gain (the excess of the Fund's net long-term capital gain over net short-term capital loss) are taxable to you as long-term capital gain regardless of how long you have owned your shares. The Fund does not expect any distributions to qualify for any favorable tax rate that may apply to "qualified dividend income" or to qualify for the dividends received deduction for corporate shareholders.
During the last calendar year, the Fund's distributions consisted of the following:
Calendar Year 12/31/17

	Exempt-Interest Dividends	Capital Gains Distributions	Ordinary Income Dividends
Class A Shares	100.00%	0.00%	0.00%
Class C Shares	100.00%	0.00%	0.00%
Class Y Shares	100.00%	0.00%	0.00%

Aquila Churchill Tax-Free Fund of Kentucky
Most distributions from the Fund will be dividends of interest income that are exempt from regular Federal
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income tax ("exempt-interest dividends"), but may be subject to state or local income taxes. As further described below, exempt-interest dividends derived from Kentucky Obligations will also generally be exempt from Kentucky income tax, subject to the discussion under the heading "Tax Risk." Some exempt-interest dividends may be subject to the Federal alternative minimum tax, and exempt-interest dividends may be subject to Kentucky franchise or other taxes imposed on certain corporations. Exempt-interest dividends are taken into account in determining the taxable portion of any Social Security or Railroad Retirement benefit you or your spouse receives.
For other distributions, you will generally have to pay Federal income tax, as well as any applicable state and local taxes. Distributions of net capital gain (the excess of the Fund's net long-term capital gain over net short-term capital loss) are taxable to you as long-term capital gain regardless of how long you have owned your shares. The Fund does not expect any distributions to qualify for any favorable tax rate that may apply to "qualified dividend income" or to qualify for the dividends received deduction for corporate shareholders.
During the last calendar year, the Fund's distributions consisted of the following:
Calendar Year 12/31/17

	Exempt-Interest Dividends	Capital Gains Distributions	Ordinary Income Dividends
Class A Shares	97.18%	2.24%	0.58%
Class C Shares	95.68%	3.73%	0.59%
Class I Shares	97.14%	2.29%	0.57%
Class Y Shares	97.34%	2.11%	0.55%

Aquila Narragansett Tax-Free Income Fund
Most distributions from the Fund will be dividends of interest income that are exempt from regular Federal income tax ("exempt-interest dividends"), but may be subject to state or local income taxes.  As further described below, exempt-interest dividends derived from Rhode Island Obligations will also generally be exempt from Rhode Island state income tax, subject to the discussion under the heading "Tax Risk." Some exempt-interest dividends may be subject to the Federal alternative minimum tax. Exempt-interest dividends are taken into account in determining the taxable portion of any Social Security or Railroad Retirement benefit you or your spouse receives.
For other distributions, you will generally have to pay Federal income tax, as well as any applicable state and local taxes. Distributions of net capital gain (the excess of the Fund's net long-term capital gain over net short-term capital loss) are taxable to you as long-term capital gain regardless of how long you have owned your shares. The Fund does not expect any distributions to qualify for any favorable tax rate that may apply to "qualified dividend income" or to qualify for the dividends received deduction for corporate shareholders.
During the last calendar year, the Fund's distributions consisted of the following:
Calendar Year 12/31/17

	Exempt-Interest Dividends	Capital Gains Distributions	Ordinary Income Dividends
Class A Shares	99.32%	0.00%	0.68%
Class C Shares	99.22%	0.00%	0.78%
Class I Shares	99.13%	0.00%	0.87%
Class Y Shares	99.36%	0.00%	0.64%

Aquila Tax-Free Fund For Utah
Most distributions from the Fund will be dividends of interest income that are exempt from regular Federal income tax ("exempt-interest dividends"), but may be subject to state or local income taxes.  As further described below, exempt-interest dividends derived from Utah Double-Exempt Obligations will also generally be exempt from Utah state individual income tax subject to the discussion under the heading "Tax Risk." Some exempt-interest dividends may be subject to the Federal alternative minimum tax. Exempt-interest dividends are taken into account in determining the taxable portion of any Social Security or Railroad Retirement benefit you or your spouse receives.
For other distributions, you will generally have to pay Federal income tax, as well as any applicable state and local taxes. Distributions of net capital gain (the excess of the Fund's net long-term capital gain over net short-term capital loss) are taxable to you as long-term capital gain regardless of how long you have owned your shares. The Fund does not expect any distributions to qualify for any favorable tax rate that may apply to "qualified dividend income" or to qualify for the dividends received deduction for corporate shareholders.
During the last calendar year, the Fund's distributions consisted of the following:
Calendar Year 12/31/17

	Exempt-Interest Dividends	Capital Gains Distributions	Ordinary Income Dividends
Class A Shares	98.98%	0.00%	1.02%
Class C Shares	98.98%	0.00%	1.02%
Class Y Shares	99.07%	0.00%	0.93%

All Funds
Net capital gains of a Fund, if any, realized through October 31st of each year and not previously paid out will be paid out after that date. Each Fund may also pay supplemental distributions after the end of its fiscal year. You may want to avoid buying shares of a Fund when the Fund is about to declare a capital gain distribution, because it will be taxable to you even though it may represent a return of a portion of your investment.
Dividends declared in, and payable to shareholders of record in, October, November or December and paid to
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you in January are treated for Federal income tax purposes as if received in December. You will receive information on the tax status of Fund dividends and distributions annually.
If you sell shares of a Fund or exchange them for shares of another fund, it is generally considered a taxable event, and will give rise to a capital gain or loss if you hold the Fund shares as a capital asset. A capital gain or loss will be long-term if you have held your shares for more than one year and otherwise will be short-term.
Dividends and distributions from a Fund (other than exempt-interest dividends) and net gain from redemptions of Fund shares will generally be taken into account in determining your "net investment income" for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.
If you are neither a citizen nor a resident of the United States, certain dividends that you receive from a Fund may be subject to Federal withholding tax. Most distributions are expected to be exempt-interest dividends, which are not subject to such withholding. To the extent that distributions consist of ordinary dividends (other than certain dividends reported by a Fund as (i) interest-related dividends, to the extent such dividends are derived from the Fund's "qualified net interest income," or (ii) short-term capital gain dividends, to the extent such dividends are derived from the Fund's "qualified short-term gain") or other payments that are subject to withholding, the applicable Fund will withhold Federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with an applicable tax treaty).  "Qualified net interest income" is the Fund's net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. "Qualified short-term gain" generally means the excess of the net short-term capital gain of the Fund for the taxable year over its net long-term capital loss, if any. Distributions of net capital gain are generally exempt from such withholding.
If you do not provide a Fund with your correct taxpayer identification number and required certifications, you will be subject to backup withholding on distributions, dividends (including exempt-interest dividends) and redemption proceeds payable to you by the Fund. The backup withholding rate is currently 24%. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to shareholders who are neither citizens nor residents of the United States.
Arizona Taxes - Aquila Tax-Free Trust of Arizona
Shareholders of the Fund will not be subject to Arizona personal income tax or Arizona corporate income tax on exempt-interest dividends received from the Fund to the extent that such dividends are attributable to interest on tax-exempt Arizona Obligations of the State of Arizona and its political subdivisions.  Under an administrative pronouncement of the Arizona Department of Revenue, exempt-interest dividends received from the Fund to the extent that such dividends are attributable to interest on obligations issued by or under the authority of the Territories of Guam, Northern Mariana Islands, Puerto Rico and the Virgin Islands, or to certain industrial development bonds issued by the Government of American Samoa, would not be subject to Arizona income tax.  Administrative practice may not be cited as precedent and may be subject to change at any time.
The Arizona tax consequences to shareholders of the Fund of dividends and distributions of other than exempt-interest dividends and disposition of shares of the Fund will generally be treated for Arizona personal income tax and corporate income tax purposes in the same manner as they are treated for Federal income tax purposes as described above.
Shareholders of the Fund should consult their tax advisers about these and other state and local tax consequences of their investment in the Fund.
Colorado State Income Taxes - Aquila Tax-Free Fund of Colorado
The discussion below addresses certain tax consequences to individuals, estates, and trusts that are Colorado residents and that will be shareholders of the Fund, and to any corporate shareholder of the Fund that is required to file an income tax return in Colorado, and does not discuss the tax consequences to any other shareholder. This summary is limited to holders that hold shares in the Fund as a capital asset within the meaning of Section 1221 of the Code (generally, property held for investment purposes).  This discussion is based on Colorado state income tax law as in effect as of the date of this Prospectus.  Such law is subject to change by legislation, judicial or administrative action or decision, possibly with retroactive effect.
This discussion is based on the assumptions that the Fund will qualify under Subchapter M of the Code as a regulated investment company and that it will satisfy the conditions that will cause Fund distributions to qualify as exempt-interest dividends to shareholders under the Code. The Fund will qualify to pay exempt-interest dividends if, at the close of each quarter of the Fund's taxable year, at least 50 percent of the value of the total assets of the Fund consists of obligations described in Section 103(a) of the Code (generally, State or local bonds).
Exempt-interest dividends paid by the Fund that are attributable to interest earned on Colorado Obligations (such distributions, "Colorado-exempt distributions") should not be subject to Colorado state income tax. Other distributions, including distributions attributable to capital gains, will be subject to Colorado state income tax, other than distributions (if any) that constitute a tax-free return of capital. For a shareholder of the Fund that is a  corporation, the extent to which such other distributions are subject to Colorado state income tax will depend on the corporation's other activities within and without Colorado.
Colorado imposes an alternative minimum tax on individuals, estates, and trusts that is based, in part, on such taxpayer's federal alternative minimum taxable income. Whether or not distributions of bond interest exempt from the Colorado regular income tax imposed on individuals,
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estates and trusts are includible in such taxpayer's federal alternative minimum taxable income, they should not be includible in Colorado alternative minimum taxable income. Colorado imposes no alternative minimum tax on corporations.
Gain on the sale, exchange, or other disposition of Fund shares will generally be subject to Colorado income tax to the extent such gain is includible in federal taxable income. Colorado currently taxes all such gain at a flat rate of 4.63%, regardless of the character of the gain for federal income tax purposes. Loss on a sale, exchange or other disposition of Fund shares will generally be subject to the limitations on the use of capital losses imposed by the Code.
Shareholders of the Fund should consult their tax advisers about these and other state and local tax consequences of their investment in the Fund.
Kentucky Taxes - Aquila Churchill Tax-Free Fund of Kentucky
Distributions of interest income made by the Fund from Kentucky Obligations will generally be treated for purposes of the Kentucky income tax imposed on individuals and on corporations in the same manner as they are treated for Federal income tax purposes. Shareholders of the Fund resident in Kentucky generally will not be subject to Kentucky income tax on distributions received from the Fund to the extent such distributions are attributable to interest income on Kentucky Obligations.
Other distributions from the Fund, including capital gains dividends, whether short-term or long-term gains dividends, will generally not be exempt from Kentucky income tax.
Shareholders of the Fund should consult their tax advisers about these and other state and local tax consequences of their investment in the Fund.
Rhode Island Taxes - Aquila Narragansett Tax-Free Income Fund
The following is a summary of certain Rhode Island tax consequences relating to an investment in the Fund.
This summary assumes that the Fund qualifies as a regulated investment company for Federal income tax purposes under Subchapter M of the Internal Revenue Code. Such summary is based upon the provisions of the Rhode Island tax law and the regulations promulgated thereunder as currently in effect, all of which are subject to change, possibly with retroactive effect. Prospective investors in the Fund should contact their tax advisers regarding the effect of Rhode Island or other state or local tax laws on their investment.
Individual and Corporate Holders. Individual holders of shares of the Fund who are subject to Rhode Island personal income taxation, and corporate holders of shares of the Fund which are subject to the Rhode Island business corporation tax on their net income (as such term is defined by Rhode Island tax law), will not be required to include in income for Rhode Island income tax purposes (i) the portion of exempt-interest dividends that the Fund clearly identifies as directly attributable to interest earned on Rhode Island Obligations, (ii) the portion of ordinary dividends that the Fund clearly identifies as directly attributable to interest earned on debt obligations of the United States and its agencies and instrumentalities, and (iii) the portion of ordinary and capital gain dividends that the Fund clearly identifies as directly attributable to gain on the sale of obligations of Rhode Island issuers that are specifically exempted from Rhode Island tax by the Rhode Island law authorizing their issuance. Other Fund distributions and dividends will be taxable for Rhode Island income tax purposes.
Gain or loss recognized on a sale or exchange of Fund shares by holders of shares subject to Rhode Island income taxation will generally be included in Rhode Island taxable income.
Shareholders of the Fund should consult their tax advisers about these and other state and local tax consequences of their investment in the Fund.
Utah Taxes - Aquila Tax-Free Fund For Utah
Distributions of interest income made by the Fund from Utah Double-Exempt Obligations will generally be treated for purposes of Utah individual income tax in the same manner as they are treated for Federal income tax purposes. Individual shareholders of the Fund generally will not be subject to Utah income tax on distributions received from the Fund to the extent such distributions are attributable to interest income on Utah Double-Exempt Obligations. Administrative determinations of the Utah State Tax Commission issued under statutory authority provide that interest on obligations of certain non-Utah-based issuers which provide a similar exemption for obligations of Utah-based issuers are exempt from Utah individual income taxes. Administrative determinations may be subject to change at any time and there can be no certainty as to the ongoing exemption from Utah individual income tax of the interest on obligations of non-Utah-based issuers. Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund generally will not be deductible for Utah individual income tax purposes unless deductible for federal income tax purposes (and if deductible for federal income tax purposes, such amounts may affect the amount excludable as an exempt-interest dividend). Other distributions from the Fund generally will not be exempt from Utah income tax.
Distributions of interest income by the Fund attributable to Utah Double-Exempt Obligations are generally not exempt from the Utah corporate franchise and income tax. However, a partial nonrefundable credit is available for interest income attributable to obligations issued by Utah governmental issuers and U.S. governmental issuers, which may include obligations issued by U.S. territorial governments, which credit may generally be 1% of such gross interest income included in the taxpayer's state taxable income. Corporations and other entities subject to the Utah corporate franchise and income tax should consult their tax advisers before investing in the Fund.
Shareholders of the Fund should consult their tax advisers about these and other state and local tax consequences of their investment in the Fund.
64/ Aquila Municipal Trust

FINANCIAL HIGHLIGHTS
The financial highlights tables are intended to help you understand each Fund's financial performance for the past five years.  Certain information reflects financial results for a single Fund share.  The total returns in the tables represent the rate that an investor would have earned or lost on an investment in each Fund (assuming reinvestment of all dividends and distributions). Because they have not yet commenced operations as of the date of this Prospectus, no information is presented for Class F Shares or Class T Shares.  This information has been audited by Tait, Weller & Baker LLP (independent registered public accounting firm), whose report, along with the Funds' financial statements, is included in the Funds' annual report and is available upon request.
Aquila Tax-Free Fund of Colorado acquired the assets and liabilities of Tax-Free Fund of Colorado on October 11, 2013.  As a result of the reorganization, Aquila Tax-Free Fund of Colorado is the accounting successor of Tax-Free Fund of Colorado.  For periods before October 11, 2013, the information reflects the financial performance of Tax-Free Fund of Colorado.
Aquila Churchill Tax-Free Fund of Kentucky acquired the assets and liabilities of Churchill Tax-Free Fund of Kentucky on October 11, 2013.  As a result of the reorganization, Aquila Churchill Tax-Free Fund of Kentucky is the accounting successor of Churchill Tax-Free Fund of Kentucky.  For periods before October 11, 2013, the information reflects the financial performance of Churchill Tax-Free Fund of Kentucky.
Aquila Narragansett Tax-Free Income Fund acquired the assets and liabilities of Aquila Narragansett Tax-Free Income Fund on October 11, 2013.  As a result of the reorganization, Aquila Narragansett Tax-Free Income Fund is the accounting successor of Aquila Narragansett Tax-Free Income Fund.  For periods before October 11, 2013, the information reflects the financial performance of Aquila Narragansett Tax-Free Income Fund.

Aquila Tax-Free Fund For Utah acquired the assets and liabilities of Tax-Free Fund For Utah on October 11, 2013.  As a result of the reorganization, Aquila Tax-Free Fund For Utah is the accounting successor of Tax-Free Fund For Utah.  For periods before October 11, 2013, the information reflects the financial performance of Tax-Free Fund For Utah.

65/ Aquila Municipal Trust

  AQUILA TAX-FREE TRUST OF ARIZONA
FINANCIAL HIGHLIGHTS

	Class A

	Year Ended March 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$10.58	$10.95	$10.98	$10.63	$10.97
Income from investment operations:
Net investment income(1)	0.30	0.32	0.37	0.38	0.38
Net gain (loss) on securities (both
realized and unrealized)	(0.10)	(0.36)	(0.03)	0.35	(0.34)
Total from investment operations	0.20	(0.04)	0.34	0.73	0.04
Less distributions:
Dividends from net investment income	(0.29)	(0.32)	(0.35)	(0.38)	(0.37)
Distributions from capital gains	(0.02)	(0.01)	(0.02)	—	(0.01)
Total distributions	(0.31)	(0.33)	(0.37)	(0.38)	(0.38)
Net asset value, end of period	$10.47	$10.58	$10.95	$10.98	$10.63
Total return (not reflecting sales charge)	1.93%	(0.42)%	3.20%	6.92%	0.49%
Ratios/supplemental data
Net assets, end of period (in millions)	$218	$229	$242	$234	$229
Ratio of expenses to average net assets	0.69%	0.70%	0.71%	0.73%	0.78	%(2)
Ratio of net investment income to
average net assets	2.77%	2.96%	3.36%	3.49%	3.59	%(2)
Portfolio turnover rate	16%	19%	10%	14%	10%
_________________________
(1)	Per share amounts have been calculated using the daily average shares method.
(2)
Includes expenses incurred in connection with the reorganization of the Trust into a series of Aquila Municipal Trust. Without these expenses, the expense ratio and the net investment income ratio would have been 0.73% and 3.64%, respectively, for the year ended March 31, 2014.

66/ Aquila Municipal Trust

 AQUILA TAX-FREE TRUST OF ARIZONA
FINANCIAL HIGHLIGHTS (continued)

	Class C

	Year Ended March 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$10.58	$10.95	$10.98	$10.63	$10.97
Income from investment operations:
Net investment income(1)	0.20	0.23	0.28	0.29	0.29
Net gain (loss) on securities (both
realized and unrealized)	(0.09)	(0.37)	(0.03)	0.34	(0.34)
Total from investment operations	0.11	(0.14)	0.25	0.63	(0.05)
Less distributions:
Dividends from net investment income	(0.20)	(0.22)	(0.26)	(0.28)	(0.28)
Distributions from capital gains	(0.02)	(0.01)	(0.02)	—	(0.01)
Total distributions	(0.22)	(0.23)	(0.28)	(0.28)	(0.29)
Net asset value, end of period	$10.47	$10.58	$10.95	$10.98	$10.63
Total return (not reflecting CDSC)	1.06%	(1.26)%	2.34%	6.02%	(0.36)%
Ratios/supplemental data
Net assets, end of period (in millions)	$14	$17	$18	$18	$16
Ratio of expenses to average net assets	1.54%	1.55%	1.56%	1.58%	1.63	%(2)
Ratio of net investment income to
average net assets	1.92%	2.11%	2.51%	2.63%	2.74	%(2)
Portfolio turnover rate	16%	19%	10%	14%	10%

_________________________
(1)	Per share amounts have been calculated using the daily average shares method.
(2)
Includes expenses incurred in connection with the reorganization of the Trust into a series of Aquila Municipal Trust. Without these expenses, the expense ratio and the net investment income ratio would have been 1.58% and 2.79%, respectively, for the year ended March 31, 2014.

67/ Aquila Municipal Trust

AQUILA TAX-FREE TRUST OF ARIZONA
FINANCIAL HIGHLIGHTS (continued)

	Class Y

	Year Ended March 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$10.60	$10.97	$11.00	$10.65	$10.99
Income from investment operations:
Net investment income(1)	0.31	0.34	0.38	0.40	0.40
Net gain (loss) on securities (both
realized and unrealized)	(0.09)	(0.37)	(0.02)	0.34	(0.34)
Total from investment operations	0.22	(0.03)	0.36	0.74	0.06
Less distributions:
Dividends from net investment income	(0.31)	(0.33)	(0.37)	(0.39)	(0.39)
Distributions from capital gains	(0.02)	(0.01)	(0.02)	—	(0.01)
Total distributions	(0.33)	(0.34)	(0. 39)	(0.39)	(0.40)
Net asset value, end of period	$10.49	$10.60	$10.97	$11.00	$10.65
Total return	2.08%	(0.26)%	3.38%	7.07%	0.64%
Ratios/supplemental data
Net assets, end of period (in millions)	$41	$42	$41	$27	$20
Ratio of expenses to average net assets	0.55%	0.55%	0.56%	0.58%	0.63	%(2)
Ratio of net investment income to
average net assets	2.92%	3.11%	3.49%	3.63%	3.74	%(2)
Portfolio turnover rate	16%	19%	10%	14%	10%

_________________________
(1)	Per share amounts have been calculated using the daily average shares method.
(2)
Includes expenses incurred in connection with the reorganization of the Trust into a series of Aquila Municipal Trust. Without these expenses, the expense ratio and the net investment income ratio would have been 0.58% and 3.79%, respectively, for the year ended March 31, 2014.

68/ Aquila Municipal Trust

AQUILA TAX-FREE FUND OF COLORADO
FINANCIAL HIGHLIGHTS

	Class A

	Year Ended March 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$10.51	$10.83	$10.80	$10.45	$10.80
Income (loss) from investment operations:
Net investment income(1)	0.26	0.28	0.31	0.32	0.32
Net gain (loss) on securities (both
realized and unrealized)	(0.20)	(0.33)	0.03	0.35	(0.35)
Total from investment operations	0.06	(0.05)	0.34	0.67	(0.03)
Less distributions:
Dividends from net investment income	(0.26)	(0.27)	(0.31)	(0.32)	(0.32)
Distributions from capital gains	—	—	—	—	—
Total distributions	(0.26)	(0.27)	(0.31)	(0.32)	(0.32)
Net asset value, end of period	$10.31	$10.51	$10.83	$10.80	$10.45
Total return (not reflecting sales charge)	0.55%	(0.44)%	3.20%	6.52%	(0.20)%
Ratios/supplemental data
Net assets, end of period (in millions)	$196	$208	$220	$202	$209
Ratio of expenses to average net assets	0.68%	0.68%	0.67%	0.73%	0.74	%(2)
Ratio of net investment income to
average net assets	2.47%	2.57%	2.89%	3.04%	3.09	%(2)
Portfolio turnover rate	9%	11%	10%	8%	4%

Expense and net investment income ratios without the effect of the contractual expense cap were:

Ratio of expenses to average net assets	0.70%	0.70%	0.69%	0.75%	0.76	%(2)
Ratio of net investment income to
average net assets	2.45%	2.55%	2.87%	3.02%	3.07	%(2)

_________________________
(1)	Per share amounts have been calculated using the daily average shares method.
(2)
Includes expenses incurred in connection with the reorganization of the Fund into a series of Aquila Municipal Trust. Without these expenses, the expense ratio and the net investment income ratio would have been 0.72% and 3.11%, respectively, for the year ended March 31, 2014.

69/ Aquila Municipal Trust

AQUILA TAX-FREE FUND OF COLORADO
FINANCIAL HIGHLIGHTS (continued)

	Class C

	Year Ended March 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$10.49	$10.80	$10.78	$10.43	$10.78
Income (loss) from investment operations:
Net investment income(1)	0.16	0.17	0.21	0.22	0.22
Net gain (loss) on securities (both
realized and unrealized)	(0.20)	(0.31)	0.02	0 35	(0.35)
Total from investment operations	(0.04)	(0.14)	0.23	0.57	(0.13)
Less distributions:
Dividends from net investment income	(0.16)	(0.17)	(0.21)	(0.22)	(0.22)
Distributions from capital gains	—	—	—	—	—
Total distributions	(0.16)	(0.17)	(0.21)	(0.22)	(0.22)
Net asset value, end of period	$10.29	$10.49	$10.80	$10.78	$10.43
Total return (not reflecting CDSC)	(0.41)%	(1.29)%	2.18%	5.52%	(1.15)%
Ratios/supplemental data
Net assets, end of period (in millions)	$15	$21	$24	$26	$28
Ratio of expenses to average net assets	1.63%	1.62%	1.62%	1.68%	1.68	%(2)
Ratio of net investment income to
average net assets	1.52%	1.62%	1.94%	2.09%	2.14	%(2)
Portfolio turnover rate	9%	11%	10%	8%	4%

Expense and net investment income ratios without the effect of the contractual expense cap were:

Ratio of expenses to average net assets	1.65%	1.64%	1.64%	1.70%	1.70	%(2)
Ratio of net investment income to
average net assets	1.50%	1.60%	1.92%	2.07%	2.12	%(2)

_________________________
(1)	Per share amounts have been calculated using the daily average shares method.
(2)
Includes expenses incurred in connection with the reorganization of the Fund into a series of Aquila Municipal Trust. Without these expenses, the expense ratio and the net investment income ratio would have been 1.67% and 2.16%, respectively, for the year ended March 31, 2014.

70/ Aquila Municipal Trust

AQUILA TAX-FREE FUND OF COLORADO
FINANCIAL HIGHLIGHTS (continued)

	Class Y

	Year Ended March 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$10.54	$10.86	$10.83	$10.47	$10.83
Income (loss) from investment operations:
Net investment income(1)	0.27	0.28	0.32	0.33	0.33
Net gain (loss) on securities (both
realized and unrealized)	(0.20)	(0.32)	0.02	0 36	(0.36)
Total from investment operations	0.07	(0.04)	0.34	0.69	(0.03)
Less distributions:
Dividends from net investment income	(0.27)	(0.28)	(0.31)	(0.33)	(0.33)
Distributions from capital gains	—	—	—	—	—
Total distributions	(0.27)	(0.28)	(0.31)	(0.33)	(0.33)
Net asset value, end of period	$10.34	$10.54	$10.86	$10.83	$10.47
Total return	0.61%	(0.38)%	3.24%	6.66%	(0.24)%
Ratios/supplemental data
Net assets, end of period (in millions)	$76	$83	$79	$62	$45
Ratio of expenses to average net assets	0.63%	0.63%	0.62%	0.68%	0.68	%(2)

Ratio of net investment income to
average net assets	2.52%	2.62%	2.94%	3.08%	3.14	%(2)
Portfolio turnover rate	9%	11%	10%	8%	4%

Expense and net investment income ratios without the effect of the contractual expense cap were:

Ratio of expenses to average net assets	0.65%	0.65%	0.64%	0.70%	0.70	%(2)
Ratio of net investment income to
average net assets	2.50%	2.60%	2.92%	3.06%	3.12	%(2)

_________________________
(1)	Per share amounts have been calculated using the daily average shares method.
(2)
Includes expenses incurred in connection with the reorganization of the Fund into a series of Aquila Municipal Trust. Without these expenses, the expense ratio and the net investment income ratio would have been 0.66% and 3.16%, respectively, for the year ended March 31, 2014.

71/ Aquila Municipal Trust

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY
FINANCIAL HIGHLIGHTS

	Class A

	Year Ended March 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$10.55	$10.88	$10.91	$10.65	$10.97
Income from investment operations:
Net investment income(1)	0.26	0.29	0.32	0.33	0.34
Net gain (loss) on securities (both
realized and unrealized)	(0.06)	(0.33)	(0.03)	0.26	(0.32)
Total from investment operations	0.20	(0.04)	0.29	0.59	0.02
Less distributions:
Dividends from net investment income	(0.26)	(0.29)	(0.32)	(0.33)	(0.34)
Distributions from capital gains	(0.01)	—	—	—	—
Total distributions	(0.27)	(0.29)	(0.32)	(0.33)	(0.34)
Net asset value, end of period	$10.48	$10.55	$10.88	$10.91	$10.65
Total return (not reflecting sales charge)	1.89%	(0.40)%	2.75%	5.61%	0.21%
Ratios/supplemental data
Net assets, end of period (in millions)	$160	$185	$189	$187	$188
Ratio of expenses to average net assets	0.75%	0.73%	0.73%	0.78%	0.80	%(2)
Ratio of net investment income to
average net assets	2.48%	2.69%	3.00%	3.07%	3.18	%(2)
Portfolio turnover rate	9%.	27%	7%	14%	9%

_________________________
(1)	Per share amounts have been calculated using the daily average shares method.
(2)
Includes expenses incurred in connection with the reorganization of the Fund into a series of Aquila Municipal Trust. Without these expenses, the expense ratio and the net investment income ratio would have been 0.76% and 3.22%, respectively, for the year ended March 31, 2014.

72/ Aquila Municipal Trust

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY
FINANCIAL HIGHLIGHTS (continued)

	Class C

	Year Ended March 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$10.54	$10.87	$10.90	$10.64	$10.96
Income from investment operations:
Net investment income(1)	0.17	0.20	0.23	0.24	0.25
Net gain (loss) on securities (both
realized and unrealized)	(0.06)	(0.33)	(0.03)	0.26	(0.32)
Total from investment operations	0.11	(0.13)	0.20	0.50	(0.07)
Less distributions:
Dividends from net investment income	(0.17)	(0.20)	(0.23)	(0.24)	(0.25)
Distributions from capital gains	(0.01)	—	—	—	—
Total distributions	(0.18)	(0.20)	(0.23)	(0.24)	(0.25)
Net asset value, end of period	$10.47	$10.54	$10.87	$10.90	$10.64
Total return (not reflecting CDSC)	1.03%	(1.24)%	1.88%	4.72%	(0.64)%
Ratios/supplemental data
Net assets, end of period (in millions)	$9	$9	$10	$10	$10
Ratio of expenses to average net assets	1.60%	1.58%	1.58%	1.63%	1.65	%(2)
Ratio of net investment income to
average net assets	1.63%	1.84%	2.14%	2.21%	2.33	%(2)
Portfolio turnover rate	9%	27%	7%	14%	9%

_________________________
(1)	Per share amounts have been calculated using the daily average shares method.
(2)
Includes expenses incurred in connection with the reorganization of the Fund into a series of Aquila Municipal Trust. Without these expenses, the expense ratio and the net investment income ratio would have been 1.61% and 2.37%, respectively, for the year ended March 31, 2014.

73/ Aquila Municipal Trust

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY
FINANCIAL HIGHLIGHTS (continued)

	Class I

	Year Ended March 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$10.54	$10.87	$10.90	$10.64	$10.97
Income from investment operations:
Net investment income(1)	0.25	0.27	0.31	0.32	0.32
Net gain (loss) on securities (both
realized and unrealized)	(0.07)	(0.33)	(0.03)	0.26	(0.33)
Total from investment operations	0.18	(0.06)	0.28	0.58	(0.01)
Less distributions:
Dividends from net investment income	(0.24)	(0.27)	(0.31)	(0.32)	(0.32)
Distributions from capital gains	(0.01)	—	—	—	—
Total distributions	(0.25)	(0.27)	(0.31)	(0.32)	(0.32)
Net asset value, end of period	$10.47	$10.54	$10.87	$10.90	$10.64
Total return	1.74%	(0.55)%	2.61%	5.46%	(0.05)%
Ratios/supplemental data
Net assets, end of period (in millions)	$7	$8	$9	$8	$7
Ratio of expenses to average net assets	0.90%	0.87%	0.87%	0.92%	0.96	%(2)
Ratio of net investment income to
average net assets	2.33%	2.54%	2.86%	2.93%	3.02	%(2)
Portfolio turnover rate	9%	27%	7%	14%	9%

_________________________
(1)	Per share amounts have been calculated using the daily average shares method.
(2)
Includes expenses incurred in connection with the reorganization of the Fund into a series of Aquila Municipal Trust. Without these expenses, the expense ratio and the net investment income ratio would have been 0.92% and 3.06%, respectively, for the year ended March 31, 2014.

74/ Aquila Municipal Trust

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY
FINANCIAL HIGHLIGHTS (continued)

	Class Y

	Year Ended March 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$10.55	$10.88	$10.91	$10.65	$10.98
Income from investment operations:
Net investment income(1)	0.28	0.31	0.34	0.35	0.35
Net gain (loss) on securities (both
realized and unrealized)	(0.06)	(0.34)	(0.03)	0.26	(0.33)
Total from investment operations	0.22	(0.03)	0.31	0.61	0.02
Less distributions
Dividends from net investment income	(0.28)	(0.30)	(0.34)	(0.35)	(0.35)
Distributions from capital gains	(0.01)	—	—	—	—
Total distributions	(0.29)	(0.30)	(0.34)	(0.35)	(0.35)
Net asset value, end of period	$10.48	$10.55	$10.88	$10.91	$10.65
Total return	2 04%	(0.25)%	2.92%	5.77%	0.27%
Ratios/supplemental data
Net assets, end of period (in millions)	$43	$51	$47	$32	$29
Ratio of expenses to average net assets	0.60%	0.58%	0.58%	0.63%	0.65	%(2)
Ratio of net investment income to
average net assets	2.63%	2.84%	3.15%	3.21%	3.33	%(2)
Portfolio turnover rate	9%	27%	7%	14%	9%

_________________________
(1)	Per share amounts have been calculated using the daily average shares method.
(2)
Includes expenses incurred in connection with the reorganization of the Fund into a series of Aquila Municipal Trust. Without these expenses, the expense ratio and the net investment income ratio would have been 0.61% and 3.37%, respectively, for the year ended March 31, 2014.

75/ Aquila Municipal Trust

AQUILA NARRAGANSETT TAX-FREE INCOME FUND
FINANCIAL HIGHLIGHTS

	Class A

	Year Ended March 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$10.61	$10.92	$10.81	$10.48	$10.79
Income (loss) from investment operations:
Net investment income(1)	0.27	0.28	0.30	0.33	0.35
Net gain (loss) on securities (both
realized and unrealized)	(0.04)	(0.31)	0.11	0.33	(0.31)
Total from investment operations	0.23	(0.03)	0.41	0.66	0.04
Less distributions
Dividends from net investment income	(0.27)	(0.28)	(0.30)	(0.33)	(0.35)
Distributions from capital gains	—	—	—	—	—
Total distributions	(0.27)	(0.28)	(0.30)	(0.33)	(0.35)
Net asset value, end of period	$10.57	$10.61	$10.92	$10.81	$10.48
Total return (not reflecting sales charge)	2.18%	(0.30)%	3.85%	6.35%	0.42%
Ratios/supplemental data
Net assets, end of period (in millions)	$116	$127	$133	$125	$119
Ratio of expenses to average net assets	0.76%	0.77%	0.77%	0.76%	0.79	%(2)
Ratio of net investment income to
average net assets	2.53%	2.58%	2.78%	3.07%	3.34	%(2)
Portfolio turnover rate	4%	12%	19%	8%	15%

Expense and net investment income ratios without the effect of the contractual expense cap and additional voluntary fee waivers were:

Ratio of expenses to average net assets	0.84%	0.85%	0.85%	0.88%	0.92	%(2)
Ratio of net investment income to
average net assets	2.45%	2.50%	2.70%	2.95%	3.21	%(2)

_________________________

(1)	Per share amounts have been calculated using the daily average shares method.
(2)
Includes expenses incurred in connection with the reorganization of the Fund into a series of Aquila Municipal Trust. Without these expenses, the expense ratio and the net investment income ratio would have been 0.88% and 3.25%, respectively, for the year ended March 31, 2014.

76/ Aquila Municipal Trust

AQUILA NARRAGANSETT TAX-FREE INCOME FUND
FINANCIAL HIGHLIGHTS (continued)

	Class C

	Year Ended March 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$10.61	$10.92	$10.81	$10.48	$10.79
Income (loss) from investment operations:
Net investment income(1)	0.18	0.19	0.21	0.24	0.26
Net gain (loss) on securities (both
realized and unrealized)	(0.04)	(0.31)	0.11	0.33	(0.31)
Total from investment operations	0.14	(0.12)	0.32	0.57	(0.05)
Less distributions:
Dividends from net investment income	(0.18)	(0.19)	(0.21)	(0.24)	(0.26)
Distributions from capital gains	—	—	—	—	—
Total distributions	(0.18)	(0.19)	(0.21)	(0.24)	(0.26)
Net asset value, end of period	$10.57	$10.61	$10.92	$10.81	$10.48
Total return (not reflecting sales charge)	1.31%	(1.14)%	2.97%	5.45%	(0.43)%
Ratios/supplemental data
Net assets, end of period (in millions)	$9	$12	$14	$16	$16
Ratio of expenses to average net assets	1.61%	1.61%	1.62%	1.61%	1.64	%(2)
Ratio of net investment income to
average net assets	1.68%	1.72%	1.93%	2.22%	2.49	%(2)
Portfolio turnover rate	4%	12%	19%	8%	15%

Expense and net investment income ratios without the effect of the contractual expense cap and additional voluntary fee waivers were:

Ratio of expenses to average net assets	1.69%	1.69%	1.70%	1.73%	1.77	%(2)
Ratio of net investment income to
average net assets	1.60%	1.64%	1.85%	2.10%	2.36	%(2)

_________________________

(1)	Per share amounts have been calculated using the daily average shares method.
(2)
Includes expenses incurred in connection with the reorganization of the Fund into a series of Aquila Municipal Trust. Without these expenses, the expense ratio and the net investment income ratio would have been 1.73% and 2.40%, respectively, for the year ended March 31, 2014.

77/ Aquila Municipal Trust

AQUILA NARRAGANSETT TAX-FREE INCOME FUND
FINANCIAL HIGHLIGHTS (continued)

	Class I

	Year Ended March 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$10.61	$10.92	$10.80	$10.47	$10.79
Income (loss) from investment operations:
Net investment income(1)	0.26	0.26	0.28	0.31	0.33
Net gain (loss) on securities (both
realized and unrealized)	(0.05)	(0.31)	0.12	0.33	(0.32)
Total from investment operations	0.21	(0.05)	0.40	0.64	0.01
Less distributions:
Dividends from net investment income	(0.26)	(0.26)	(0.28)	(0.31)	(0.33)
Distributions from capital gains	—	—	—	—	—
Total distributions	(0.26)	(0.26)	(0.28)	(0.31)	(0.33)
Net asset value, end of period	$10.56	$10.61	$10.92	$10.80	$10.47
Total return	1.95%	(0.45)%	3.80%	6.20%	0.17%
Ratios/supplemental data
Net assets, end of period (in millions)	$0.1	$0.1	$0.2	$0.2	$0.3
Ratio of expenses to average net assets	0.89%	0.90%	0.92%	0.90%	0.94	%(2)
Ratio of net investment income to
average net assets	2..41%	2.43%	2.63%	2.93%	3.18	%(2)
Portfolio turnover rate	4%	12%	19%	8%	15%

Expense and net investment income ratios without the effect of the contractual expense cap and additional voluntary fee waivers were:

Ratio of expenses to average net assets	0.97%	0.98%	1.00%	1.02%	1.07	%(2)
Ratio of net investment income to
average net assets	2..33%	2.35%	2.55%	2.81%	3.05	%(2)

_________________________

(1)	Per share amounts have been calculated using the daily average shares method.
(2)
Includes expenses incurred in connection with the reorganization of the Fund into a series of Aquila Municipal Trust. Without these expenses, the expense ratio and the net investment income ratio would have been 1.03% and 3.09%, respectively, for the year ended March 31, 2014.

78/ Aquila Municipal Trust

AQUILA NARRAGANSETT TAX-FREE INCOME FUND
FINANCIAL ENDED HIGHLIGHTS (continued)

	Class Y

	Year Ended March 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$10.61	$10.92	$10.81	$10.48	$10.79
Income (loss) from investment operations:
Net investment income(1)	0.29	0.30	0.31	0.34	0.36
Net gain (loss) on securities (both
realized and unrealized)	(0.04)	(0.31)	0.11	0.33	(0.31)
Total from investment operations	0.25	(0.01)	0.42	0.67	0.05
Less distributions:
Dividends from net investment income	(0.29)	(0.30)	(0.31)	(0.34)	(0.36)
Distributions from capital gains	—	—	—	—	—
Total distributions	(0.29)	(0.30)	(0.31)	(0.34)	(0.36)
Net asset value, end of period	$10.57	$10.61	$10.92	$10.81	$10.48
Total return	2.34%	(0.15)%	4.01%	6.51%	0.56%
Ratios/supplemental data
Net assets, end of period (in millions)	$106	$104	$101	$93	$86
Ratio of expenses to average net assets	0.61%	0.62%	0.62%	0.61%	0.64	%(2)
Ratio of net investment income to
average net assets	2.69%	2.73%	2.92%	3.22%	3.48	%(2)
Portfolio turnover rate	4%	12%	19%	8%	15%

Expense and net investment income ratios without the effect of the contractual expense cap and additional voluntary fee waivers were:

Ratio of expenses to average net assets	0.69%	0.70%	0.70%	0.73%	0.77	%(2)
Ratio of net investment income to
average net assets	2.61%	2.65%	2.84%	3.10%	3.35	%(2)

_________________________

(1)	Per share amounts have been calculated using the daily average shares method.
(2)
Includes expenses incurred in connection with the reorganization of the Fund into a series of Aquila Municipal Trust. Without these expenses, the expense ratio and the net investment income ratio would have been 0.73% and 3.39%, respectively, for the year ended March 31, 2014.

79/ Aquila Municipal Trust

AQUILA TAX-FREE FUND FOR UTAH

	Class A

	Year Ended March 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$10. 26	$10.56	$10.50	$10.10	$10.37
Income (loss) from investment operations:
Net investment income(1)	0.27	0.27	0.29	0.33	0.33
Net gain (loss) on securities (both
realized and unrealized)	(0.08)	(0.30)	0.06	0.40	(0.24)
Total from investment operations	0.19	(0.03)	0.35	0.73	0.09
Less distributions:
Dividends from net investment income	(0.27)	(0.26)	(0.28)	(0.32)	(0.33)
Distributions from capital gains	—	(0.01)	(0.01)	(0.01)	(0.03)
Total distributions	(0.27)	(0.27)	(0.29)	(0.33)	(0.36)
Net asset value, end of period	$10.18	$10.26	$10.56	$10.50	$10.10
Total return (not reflecting sales charge)	1.84%	(0.26)%	3.41%	7.34%	0.96%
Ratios/supplemental data
Net assets, end of period (in millions)	$213	$211	$221	$205	$204
Ratio of expenses to average net assets	0.84%	0.84%	0.84%	0.84%	0.83%
Ratio of net investment income to
average net assets	2.61%	2.54%	2.75%	3.14%	3.33%
Portfolio turnover rate	15%	23%	20%	16%	12%

Expense and net investment income ratios without the effect of the contractual expense cap were:

Ratio of expenses to average net assets	0.87%	0.86%	0.87%	0.91%	0.91	%(2)
Ratio of net investment income to
average net assets	2.58%	2.52%	2.72%	3. 07%	3. 26%(2)

_________________________
(1)	Per share amounts have been calculated using the daily average shares method.
(2)
Includes expenses incurred in connection with the reorganization of the Fund into a series of Aquila Municipal Trust. Without these expenses, the expense ratio and the net investment income ratio would have been 0.86% and 3.31%, respectively, for the year ended March 31, 2014.

80/ Aquila Municipal Trust

AQUILA TAX-FREE FUND FOR UTAH
FINANCIAL HIGHLIGHTS (continued)

	Class C

	Year Ended March 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$10.25	$10.55	$10.50	$10.10	$10.37
Income (loss) from investment operations:
Net investment income(1)	0.19	0.18	0.20	0.24	0.25
Net gain (loss) on securities (both
realized and unrealized)	(0.08)	(0.29)	0.06	0.41	(0.24)
Total from investment operations	0.11	(0.11)	0.26	0.65	0.01
Less distributions
Dividends from net investment income	(0.19)	(0.18)	(0.20)	(0.24)	(0.25)
Distributions from capital gains	—	(0.01)	(0.01)	(0.01)	(0.03)
Total distributions	(0.19)	(0.19)	(0.21)	(0.25)	(0.28)
Net asset value, end of period	$10.17	$10.25	$10.55	$10.50	$10.10
Total return (not reflecting CDSC)	1.03%	(1.06)%	2.55%	6.49%	0.15%
Ratios/supplemental data
Net assets, end of period (in millions)	$58	$73	$75	$81	$81
Ratio of expenses to average net assets	1.64%	1.64%	1.64%	1.63%	1.63%
Ratio of net investment income to
average net assets	1.81%	1.74%	1.95%	2.34%	2.53%
Portfolio turnover rate	15%	23%	20%	16%	12%

Expense and net investment income ratios without the effect of the contractual expense cap were:

Ratio of expenses to average net assets	1.66%	1.66%	1.67%	1.71%	1.70	%(2)
Ratio of net investment income to
average net assets	1.78%	1.72%	1.92%	2.27%	2.46	%(2)

_________________________
(1)	Per share amounts have been calculated using the daily average shares method.

(2)
Includes expenses incurred in connection with the reorganization of the Fund into a series of Aquila Municipal Trust. Without these expenses, the expense ratio and the net investment income ratio would have been 1.66% and 2.50%, respectively, for the year ended March 31, 2014.

81/ Aquila Municipal Trust

AQUILA TAX-FREE FUND FOR UTAH
FINANCIAL HIGHLIGHTS (continued)

	Class Y

	Year Ended March 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$10.29	$10.59	$10.53	$10.13	$10.41
Income (loss) from investment operations:
Net investment income(1)	0.29	0.29	0.31	0.35	0.36
Net gain (loss) on securities (both
realized and unrealized)	(0.07)	(0.29)	0.06	0.40	(0.26)
Total from investment operations	0.22	—	0.37	0.75	0.10
Less distributions:
Dividends from net investment income	(0.29)	(0.29)	(0.30)	(0.34)	(0.35)
Distributions from capital gains	—	(0.01)	(0.01)	(0.01)	(0.03)
Total distributions	(0.29)	(0.30)	(0.31)	(0.35)	(0.38)
Net asset value, end of period	$10.22	$10.29	$10.59	$10.53	$10.13
Total return	2.15%	(0.05)%	3.61%	7. 54%	1.07%
Ratios/supplemental data
Net assets, end of period (in millions)	$129	$125	$112	$100	$71
Ratio of expenses to average net assets	0.64%	0.64%	0.64%	0.63%	0.63%
Ratio of net investment income to
average net assets	2.81%	2.75%	2.95%	3.33%	3.53%
Portfolio turnover rate	15%	23%	20%	16%	12%

Expense and net investment income ratios without the effect of the contractual expense cap were:

Ratio of expenses to average net assets	0.67%	0.66%	0.67%	0.70%	0.70	%(2)
Ratio of net investment income to
average net assets	2.78%	2.73%	2. 92%	3.26%	3.46	%(2)

_________________________
(1)	Per share amounts have been calculated using the daily average shares method.

(2)
Includes expenses incurred in connection with the reorganization of the Fund into a series of Aquila Municipal Trust. Without these expenses, the expense ratio and the net investment income ratio would have been 0.66% and 3.50%, respectively, for the year ended March 31, 2014.

82/ Aquila Municipal Trust

 Broker-Defined Sales Charge Waiver Policies

Merrill Lynch:

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account are eligible only for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.

Front-End Sales Charge Waivers for Class A Shares available at Merrill Lynch

•
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan
•	Shares purchased through a Merrill Lynch affiliated investment advisory program
•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the Aquila Group of Funds)
•
Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date, unless the Fund provides for an exchange after a shorter time period.  The Aquila Group of Funds currently provide for a waiver of the front end sales load on such exchanges in the month of or following the 6-year anniversary of the purchase date so shareholders purchasing Fund shares through Merrill Lynch will receive waivers on exchanges in the month of or following the 6-year anniversary of the purchase date

•	Employees and registered representatives of Merrill Lynch or its affiliates and their family members
•	Trustees of the Trust, and employees of the Manager or any of its affiliates, as described in this Prospectus
•	Shares purchased from the proceeds of redemptions within the Aquila Group of Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

CDSC Waivers on Class A and C Shares available at Merrill Lynch

•	Death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in this Prospectus
•	Return of excess contributions from an IRA Account
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½
•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
•	Shares acquired through a right of reinstatement
•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to Class A and C shares only)

Front-End Sales Charge Discounts on Class A Shares available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in this Prospectus.
•
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Aquila Group of Funds assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible Aquila Group of Funds assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within the Aquila Group of Funds, through Merrill Lynch, over a 13-month period of time (if applicable)

Morgan Stanley Smith Barney:

Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund's Prospectus or SAI.
Front-End Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management
•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans).  For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley's account linking rules
•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
•	Shares purchased through a Morgan Stanley self-directed brokerage account
•
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management's share class conversion program

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

83/ Aquila Municipal Trust

Raymond James & Associates, Inc., Raymond James Financial Services & Raymond James affiliates ("Raymond James"):
Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund's prospectus or SAI.
Front-End Sales Load Waivers on Class A Shares available at Raymond James
•	Shares purchased in an investment advisory program.
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•
A shareholder in the Fund's Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A, B and C Shares available at Raymond James
•	Death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the fund's prospectus.
•	Return of excess contributions from an IRA Account.
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the fund's prospectus.
•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
•	Shares acquired through a right of reinstatement.
Front-End Load Discounts available at Raymond James: Breakpoints, and/or Rights of Accumulation
•	Breakpoints as described in this prospectus.
•
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

84/ Aquila Municipal Trust

Founders
Lacy B. Herrmann (1929-2012)
Aquila Management Corporation, Sponsor
Manager
Aquila Investment Management LLC
120 West 45th Street, Suite 3600
New York, New York  10036
Board of Trustees
Thomas A. Christopher, Chair
Diana P. Herrmann, Vice Chair
Ernest Calderón
Gary C. Cornia
Grady Gammage, Jr.
Glenn P. O'Flaherty
James R. Ramsey
Laureen L. White
Officers
Diana P. Herrmann, President
Charles E. Childs, III, Executive Vice President and Secretary
Marie E. Aro, Senior Vice President
Paul G. O'Brien, Senior Vice President
Randall S. Fillmore, Chief Compliance Officer
Joseph P. DiMaggio, Chief Financial Officer and Treasurer
Distributor
Aquila Distributors LLC
120 West 45th Street, Suite 3600
New York, New York  10036
Transfer and Shareholder Servicing Agent
BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, Massachusetts 01581
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103
Counsel
Morgan, Lewis & Bockius LLP
One Federal Street • Boston, Massachusetts  02110

This Prospectus concisely states information about the Funds that you should know before investing. A Statement of Additional Information about the Funds (the "SAI") has been filed with the Securities and Exchange Commission.  The SAI contains information about each Fund and its management not included in this Prospectus. The SAI is incorporated by reference into this Prospectus and is therefore legally a part of this Prospectus.
The Funds' annual and semi-annual reports to shareholders contain additional information about the Funds' investments. The Funds' annual report additionally includes a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year. You can get the SAI and the Funds' annual and semi-annual reports without charge upon request, and request other information about the Funds and make other inquiries, by calling 800-437-1000 (toll-free) or by visiting the Fund's website at www.aquilafunds.com.
In addition, you can review and copy information about the Funds (including the SAI) at the Public Reference Room of the SEC in Washington, D.C. Information on the operation of the Public Reference Room is available by calling 202-551-8090. Reports and other information about the Funds are also available on the EDGAR Database at the SEC's Internet site at http://www.sec.gov. Copies of this information can be obtained, for a duplicating fee, by E-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.
The file number under which the Funds are registered with the SEC under the Investment Company Act of 1940 is 811-4503.

Aquila Tax-Free Trust of Arizona
Aquila Tax-Free Fund of Colorado
Aquila Churchill Tax-Free Fund of Kentucky
Aquila Narragansett Tax-Free Income Fund
Aquila Tax-Free Fund For Utah
each a series of
AQUILA MUNICIPAL TRUST
120 West 45th Street, Suite 3600
New York, NY  10036
212-697-6666
For shareholder account inquiries, call the Funds' Shareholder Servicing Agent at:
800-437-1000
The telephone number for Financial Professionals is:
800-437-1020

	Class A	Class C	Class F	Class I	Class T	Class Y
Aquila Tax-Free Trust of Arizona	AZTFX	AZTCX	AZFFX	˗	AZFTX	AZTYX
Aquila Tax-Free Fund of Colorado	COTFX	COTCX	COFFX	˗	COFTX	COTYX
Aquila Churchill Tax-Free Fund of Kentucky	CHTFX	CHKCX	CHKFX	CHKIX	CHKTX	CHKYX
Aquila Narragansett Tax-Free Income Fund	NITFX	NITCX	NIFFX	NITIX	NIFTX	NITYX
Aquila Tax-Free Fund For Utah	UTAHX	UTACX	UTAFX	˗	UTATX	UTAYX

STATEMENT OF ADDITIONAL INFORMATION
July 25, 2018
This Statement of Additional Information (the "SAI") has been incorporated by reference into the Prospectus for the Funds dated July 25, 2018. The SAI is not a prospectus. The SAI should be read in conjunction with the Prospectus.
The Prospectus may be obtained from the Funds' Distributor, Aquila Distributors LLC
120 West 45th Street, Suite 3600, New York, NY  10036
212-697-6666
or
from the Funds' Shareholder Servicing Agent, BNY Mellon Investment Servicing (US) Inc., toll-free at:
800-437-1000

Financial Statements
The financial statements and financial highlights for Aquila Tax-Free Trust of Arizona (File Nos. 33-1857 and 811-4503) for the fiscal year ended March 31, 2018, which are contained in the Annual Report for that fiscal year, filed with the Securities and Exchange Commission on June 7, 2018 (Accession No. 0000784056-18-000048), are hereby incorporated herein by reference into this SAI.
The financial statements and financial highlights for Aquila Tax-Free Fund of Colorado (File Nos. 33-1857 and 811-4503) for the fiscal year ended March 31, 2018, which are contained in the Annual Report for that fiscal year, filed with the Securities and Exchange Commission on June 7, 2018 (Accession No. 0000784056-18-000048), are hereby incorporated herein by reference into this SAI.
The financial statements and financial highlights for Aquila Churchill Tax-Free Fund of Kentucky (File Nos. 33-1857 and 811-4503) for the fiscal year ended March 31, 2018, which are contained in the Annual Report for that fiscal year, filed with the Securities and Exchange Commission on June 7, 2018 (Accession No. 0000784056-18-000048), are hereby incorporated herein by reference into this SAI.
The financial statements and financial highlights for Aquila Narragansett Tax-Free Income Fund (File Nos. 33-1857 and 811-4503) for the fiscal year ended March 31, 2018, which are contained in the Annual Report for that fiscal year, filed with the Securities and Exchange Commission on June 7, 2018 (Accession No. 0000784056-18-000048), are hereby incorporated herein by reference into this SAI.
The financial statements and financial highlights for Aquila Tax-Free Fund For Utah  (File Nos. 33-1857 and 811-4503) for the fiscal year ended March 31, 2018, which are contained in the Annual Report for that fiscal year, filed with the Securities and Exchange Commission on June 7, 2018 (Accession No. 0000784056-18-000048), are hereby incorporated herein by reference into this SAI.
These financial statements have been audited by Tait, Weller & Baker LLP, independent registered public accounting firm, whose reports thereon are incorporated herein by reference. These Annual Reports can be obtained without charge by calling 800-437-1000 toll-free.

Fund History
Aquila Municipal Trust is a Massachusetts business trust formed in 1986.  Prior to April 10, 2013, the Trust was named Tax-Free Trust of Arizona.  Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Narragansett Tax-Free Income Fund and Aquila Tax-Free Fund For Utah (each, a “Fund”) are series of Aquila Municipal Trust.  Each Fund is an open-end, non-diversified management investment company.
Prior to October 11, 2013, Aquila Tax-Free Trust of Arizona was known as Tax-Free Trust of Arizona.  Each of Aquila Tax-Free Fund of Colorado, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Narragansett Tax-Free Income Fund and Aquila Tax-Free Fund For Utah (each, a “Successor Fund”) is a series of Aquila Municipal Trust.  Each Successor Fund was established in connection with the reorganization into the Fund of a fund with identical investment objectives and principal investment strategies as the Successor Fund (each, a “Predecessor Fund”) (each, a “Reorganization”), as follows:

Predecessor Fund	Successor Fund
Tax-Free Fund of Colorado	Aquila Tax-Free Fund of Colorado
Churchill Tax-Free Fund of Kentucky, a series of Churchill Tax Free Trust	Aquila Churchill Tax-Free Fund of Kentucky
Aquila Narragansett Tax-Free Income Fund	Aquila Narragansett Tax-Free Income Fund
Tax-Free Fund For Utah	Aquila Tax-Free Fund For Utah

Investment Objective, Investment Strategies and Risks
The Funds' Prospectus discusses each Fund's investment objective and strategies.  The following discussion supplements the description of the Funds' investment strategies in their Prospectus.
Aquila Tax-Free Trust of Arizona:
Investment Objective
The Fund's objective is to provide you as high a level of current income exempt from Arizona state and regular Federal income taxes as is consistent with preservation of capital.
Principal Investment Strategies
Under normal circumstances, at least 80% of the Fund's net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Arizona state and regular Federal income taxes, the income upon which will not be subject to the Federal alternative minimum tax on individuals.
Aquila Tax-Free Fund of Colorado:
Investment Objective
The Fund's objective is to provide you as high a level of current income exempt from Colorado state and regular Federal income taxes as is consistent with preservation of capital.

Principal Investment Strategies
Under normal circumstances, at least 80% of the Fund's net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Colorado state and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.
Aquila Churchill Tax-Free Fund of Kentucky
Investment Objective
The Fund's objective is to provide you as high a level of current income exempt from Kentucky state and regular Federal income taxes as is consistent with preservation of capital.
Principal Investment Strategies
Under normal circumstances, at least 80% of the Fund's net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Kentucky income and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.
Aquila Narragansett Tax-Free Income Fund
Investment Objective
The Fund's objective is to provide you as high a level of current income exempt from Rhode Island state and regular Federal income taxes as is consistent with preservation of capital.
Principal Investment Strategies
Under normal circumstances, at least 80% of the Fund's net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Rhode Island state and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.
Aquila Tax-Free Fund For Utah
Investment Objective
The Fund's objective is to provide you as high a level of current income exempt from Utah state and regular Federal income taxes as is consistent with preservation of capital.
Principal Investment Strategies
Under normal circumstances, at least 80% of the Fund's net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Utah state individual and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.

Supplemental Information Regarding Principal Investment Strategies (All Funds)

The following provides additional information about the Funds' principal investment strategies and risks and the securities in which the Funds may invest.

Percentage Limitations
Each Fund's compliance with its investment limitations and requirements is determined at the time of investment unless otherwise stated herein or in the Fund's policies and procedures.  If a percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in values or assets, or a change in credit quality, will not constitute a violation of that limitation.
Ratings
The ratings assigned by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's ("S&P") and Fitch Ratings ("Fitch"), nationally recognized statistical rating organizations, represent their respective opinions of the quality of the municipal bonds and notes which they undertake to rate. It should be emphasized, however, that ratings are general and not absolute standards of quality. Consequently, obligations with the same maturity, stated interest rate and rating may have different yields, while obligations of the same maturity and stated interest rate with different ratings may have the same yield.
Rating agencies consider municipal obligations that have only the fourth highest credit rating to be of medium quality. Thus, they may present investment risks which do not exist with more highly rated obligations. Such obligations possess less attractive investment characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher-grade bonds.
Credit rating or credit quality of a security is determined at the time of purchase. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the duration of a security is extended, the Funds' investment adviser (or, if applicable, Sub-Adviser) will decide whether the security should continue to be held or sold.
See Appendix A to this SAI for further information about the ratings of these organizations that apply to the various rated obligations which a Fund may purchase.
Additional Information About State Economies
Many complex political, social and economic forces influence each state's economy and finances, which may in turn affect the state's financial plan.  These forces may affect a state or territory unpredictably from fiscal year to fiscal year and are influenced by governments, institutions and events that are not subject to the state's control.
Arizona - Aquila Tax-Free Trust of Arizona intends to invest a high proportion of its assets in Arizona municipal obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of Arizona issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.

Information concerning certain factors affecting the economy of the State of Arizona is set forth in Appendix B to this SAI.

Colorado - Aquila Tax-Free Fund of Colorado intends to invest a high proportion of its assets in Colorado municipal obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of Colorado issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.
Information concerning certain factors affecting the economy of the State of Colorado is set forth in Appendix C to this SAI.

Kentucky - Aquila Churchill Tax-Free Fund of Kentucky intends to invest a high proportion of its assets in Kentucky municipal obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of Kentucky issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.
Information concerning certain factors affecting the economy of the Commonwealth of Kentucky is set forth in Appendix D to this SAI.
Rhode Island- Aquila Narragansett Tax-Free Income Fund intends to invest a high proportion of its assets in Rhode Island municipal obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of Rhode Island issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.
Information concerning certain factors affecting the economy of the State of Rhode Island is set forth in Appendix E to this SAI.
Utah - Aquila Tax-Free Fund For Utah intends to invest a high proportion of its assets in Utah municipal obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of Utah issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.
Information concerning certain factors affecting the economy of the State of Utah is set forth in Appendix F to this SAI.
There can be no assurance that current or future economic difficulties in the United States or a state and the resulting impact on that state will not adversely affect the market value of municipal obligations held by a Fund or the ability of particular issuers to make timely payments of debt service on these obligations. It should also be noted that the fiscal condition and creditworthiness of a state may not have a direct relationship to the fiscal condition or creditworthiness of other issuers or obligors of municipal obligations. There is no obligation on the part of a state to make payments on those securities in the event of default.
Municipal Bonds
The two principal classifications of municipal bonds are "general obligation" bonds and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or projects or, in a few cases, from the proceeds of a special excise or other tax, but are not supported by the issuer's full taxing power. There are, of course, variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. The yields of municipal bonds depend on, among other things, general financial conditions, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.
Since each Fund may invest in industrial development bonds or private activity bonds, a Fund may not be an appropriate investment for entities that are "substantial users" of facilities financed by those bonds or for investors who are "related persons" of such users. Generally, an individual will not be a "related person" under the Internal Revenue Code of 1986, as amended (the "Code"), unless such investor or his or her immediate family (spouse, brothers, sisters and lineal descendants) owns directly or indirectly in the aggregate more than 50 percent of the equity of a corporation or is a partner of a partnership which is a "substantial user" of a facility financed from the proceeds of those bonds. A "substantial user" of such facilities is defined generally as a "non-exempt person who regularly uses a part of a facility" financed from the proceeds of industrial development or private activity bonds.

As indicated in each Fund's Prospectus, there are certain securities in which a Fund may invest the interest on which is subject to the Federal alternative minimum tax on individuals. While a Fund may purchase these obligations, it may, on the other hand, refrain from purchasing particular securities due to this tax consequence. Also, as indicated in each Fund's Prospectus, a Fund generally will not purchase obligations of issuers the interest on which is subject to regular Federal income tax. The foregoing may reduce the number of issuers of obligations that are available to a Fund for investment.
Municipal Downgrades and Bankruptcies. Municipal bonds may be more susceptible to being downgraded, and issuers of municipal bonds may be more susceptible to default and bankruptcy, during recessions or similar periods of economic stress. Factors contributing to the economic stress on municipalities may include lower property tax collections as a result of lower home values, lower sales tax revenue as a result of consumers cutting back from spending, and lower income tax revenue as a result of a high unemployment rate. In addition, as certain municipal obligations may be secured or guaranteed by banks and other institutions, the risk to a fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. Such a downward revision or risk of being downgraded may have an adverse effect on the market prices of the bonds and thus the value of a fund's investments.
Certain municipal issuers either have been unable to issue bonds or access the market to sell their issues or, if able to access the market, have issued bonds at much higher rates, which may reduce revenues available for municipal issuers to pay existing obligations. Should the State or municipalities fail to sell bonds when and at the rates projected; the State could experience significantly increased costs in the General Fund and a weakened overall cash position in the current fiscal year.
Further, an insolvent municipality may file for bankruptcy. For example, Chapter 9 of Title 11 of the United States Code (the "Bankruptcy Code") provides a financially distressed municipality protection from its creditors while it develops and negotiates a plan for reorganizing its debts. "Municipality" is defined broadly by the Bankruptcy Code as a "political subdivision or public agency or instrumentality of a state" and may include various issuers of securities in which the fund invests. The reorganization of a municipality's debts may be accomplished by extending debt maturities, reducing the amount of principal or interest, refinancing the debt or other measures which may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of a fund's investments.
When-Issued and Delayed Delivery Obligations
Each Fund may buy obligations on a when-issued or delayed delivery basis. The purchase price and the interest rate payable on a when-issued or delayed delivery basis are fixed on the transaction date. At the time a Fund makes the commitment to purchase obligations on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value each day of such obligations in determining its net asset value. A Fund will make commitments for such when-issued transactions only when it has the intention of actually acquiring the obligations.
Zero Coupon Securities
Each Fund may invest in zero coupon securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity.
The income-producing securities that a Fund might invest in include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).

Current Federal income tax law requires holders of zero coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify for treatment as a "regulated investment company" under the Code, each Fund must generally distribute substantially all of its net income, including the original issue discount accrued on zero coupon bonds. Because a Fund would not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds during the period before interest payments begin, in some years the Fund might have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. The Fund might obtain such cash from selling other portfolio holdings which might cause the Fund to incur capital gains or losses on the sale. Additionally, these actions would be likely to reduce the assets to which Fund expenses could be allocated and may reduce the rate of return for the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell the securities at the time.
Generally, the market prices of zero coupon securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.
Futures Contracts and Options
Although the Funds do not presently do so, each Fund is permitted to buy and sell futures contracts, including futures contracts relating to municipal security indices ("Municipal Security Index Futures") and to U.S. Government securities ("U.S. Government Securities Futures," together referred to as "Futures"), and exchange-traded options based on Futures as a possible means of protecting the asset value of the Fund during periods of changing interest rates. The following discussion is intended to explain briefly the workings of Futures and options on them which would be applicable if a Fund were to use them.
Unlike when a Fund purchases or sells a municipal security, no price is paid or received by the Fund upon the purchase or sale of a Future. Initially, however, when such transactions are entered into, the Fund will be required to deposit with the futures commission merchant ("broker") an amount of cash or municipal obligations equal to a varying specified percentage of the contract amount. This amount is known as initial margin. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying index or security fluctuates making the Future more or less valuable, a process known as marking to market. Insolvency of the broker may make it more difficult to recover initial or variation margin. Changes in variation margin are recorded by the Fund as unrealized gains or losses. Margin deposits do not involve borrowing by the Fund and may not be used to support any other transactions. At any time prior to expiration of the Future, the Fund may elect to close the position by taking an opposite position which will operate to terminate the Fund's position in the Future. A final determination of variation margin is then made. Additional cash is required to be paid by or released to the Fund and it realizes a gain or a loss. Although Futures by their terms call for the actual delivery or acceptance of cash, in most cases the contractual obligation is fulfilled without having to make or take delivery. All transactions in the futures markets are subject to commissions payable by the Fund and are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded. Although the Fund intends to buy and sell Futures only on an exchange where there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular Future at any particular time. In such event, or in the event of an equipment failure at a clearing house, it may not be possible to close a futures position.
Municipal Security Index Futures are futures contracts based on an index of municipal bonds. Daily values are assigned to the bonds included in the index based on the independent assessment of a pricing service, and the value of the index fluctuates with changes in those constituent values. The two parties to the contract agree to take or make delivery of a cash amount based on the difference between the value of the index on the last trading day of the contract and the price at which the contract was originally struck.
There are, as of the date of this Statement of Additional Information, U.S. Government Securities Futures contracts based on long-term Treasury bonds, Treasury notes, GNMA Certificates and three-month Treasury bills. U.S. Government Securities Futures have traded longer than Municipal Security Index Futures, and the depth and liquidity available in the trading markets for them are in general greater.
Call Options on Futures Contracts. Each Fund may also purchase and sell exchange-traded call and put options on Futures. The purchase of a call option on a Future is analogous to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the Future upon which it is based, or upon the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. Like the purchase of a futures contract, the Fund may purchase a call option on a Future to hedge against a market advance when the Fund is not fully invested.
The writing of a call option on a Future constitutes a partial hedge against declining prices of the securities, which are deliverable upon exercise of the Future. If the price at expiration of the Future is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings.
Put Options on Futures Contracts. The purchase of put options on a Future is analogous to the purchase of protective put options on portfolio securities. The Fund may purchase a put option on a Future to hedge the Fund's portfolio against the risk of rising interest rates.
The writing of a put option on a Future constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the Future. If the Future price at expiration is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase.
The writer of an option on a Future is required to deposit initial and variation margin pursuant to requirements similar to those applicable to Futures. Premiums received from the writing of an option will be included in initial margin. The writing of an option on a Future involves risks similar to those relating to Futures.
Risk Factors in Futures Transactions and Options
One risk in employing Futures or options on Futures to attempt to protect against the price volatility of the Fund's investments in municipal and other securities is that the Manager or, if applicable, Sub-Adviser, could be incorrect in its expectations as to the extent of various interest rate movements or the time span within which the movements take place. For example, if the Fund sold a Future in anticipation of an increase in interest rates, and then interest rates went down instead, the Fund would lose money on the sale.
Another risk as to Futures or options on them arises because of the imperfect correlation between movement in the price of the Future and movements in the prices of the securities which are the subject of the hedge. The risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the municipal securities included in the applicable index or from the securities underlying the U.S. Government Securities Futures. The price of the Future or option may move more than or less than the price of the securities being hedged. If the price of the Future or option moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be offset by the Future or option. If the price of the Future or option has moved more than the price of the securities, the Fund will experience either a loss or gain on the Future or option which will not be completely offset by movements in the price of the securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the Futures or options, the Fund may buy or sell Futures or options in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of the securities being hedged is less than the historical volatility of the debt securities underlying the hedge. It is also possible that, where the Fund has sold Futures or options to hedge its portfolio against decline in the market, the market may advance and the value of the securities held in the Fund's portfolio may decline. If this occurred the Fund would lose money on the Future or option and also experience a decline in value of its portfolio securities.
Where Futures or options are purchased to hedge against a possible increase in the price of securities before the Fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead; if the Fund then decides not to invest in the securities at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the Futures or options that is not offset by a reduction in the price of the securities which it had anticipated purchasing.
The particular municipal securities comprising the index underlying Municipal Security Index Futures will vary from the bonds held by a Fund. The correlation of the hedge with such bonds may be affected by disparities in the average maturity, ratings, geographical mix or structure of the Fund's investments as compared to those comprising the Index, and general economic or political factors. In addition, the correlation between movements in the value of the Municipal Security Index may be subject to change over time, as additions to and deletions from the Municipal Security Index alter its structure. The correlation between U.S. Government Securities Futures and the municipal bonds held by the Fund may be adversely affected by similar factors and the risk of imperfect correlation between movements in the prices of such Futures and the prices of municipal obligations held by the Fund may be greater.
Trading in Municipal Security Index Futures may be less liquid than trading in other Futures. The trading of Futures and options is also subject to certain market risks, such as inadequate trading activity or limits on upward or downward price movements which could at times make it difficult or impossible to liquidate existing positions.
Regulatory Aspects of Futures and Options
In connection with futures and options transactions, a Fund will segregate cash or liquid assets in an amount required to comply with the 1940 Act.  Such segregated assets will be valued at market daily.  If the aggregate value of such segregated assets declines below the aggregate value required to satisfy the 1940 Act requirements, additional liquid assets will be segregated.  In some instances, a Fund may "cover" its obligations using other methods permitted under the 1940 Act, orders or releases issued by the SEC thereunder, or no-action letters or other guidance of the SEC staff.
The "sale" of a Future means the acquisition by a Fund of an obligation to deliver an amount of cash equal to a specified dollar amount times the difference between the value of the index or government security at the close of the last trading day of the Future and the price at which the Future is originally struck (which the Fund anticipates will be lower because of a subsequent rise in interest rates and a corresponding decline in the index value). This is referred to as having a "short" Futures position. The "purchase" of a Future means the acquisition by a Fund of a right to take delivery of such an amount of cash. In this case, the Fund anticipates that the closing value will be higher than the price at which the Future is originally struck. This is referred to as having a "long" futures position. No physical delivery of the bonds making up the index or the U.S. government securities, as the case may be, is made as to either a long or a short futures position.
Europe - Recent Events
A number of countries in Europe have experienced severe economic and financial difficulties.  Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity.  These difficulties may continue, worsen or spread within and without Europe.  Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences.  Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.  In addition, on June 23, 2016, voters in the United Kingdom have approved withdrawal from the European Union.  On March 29, 2017, the United Kingdom formally notified the European Council of its intention to leave the European Union; as a result, the United Kingdom will remain a member state, subject to European Union law with privileges to provide services under the single market directives, for at least two years from that date. Given the size and importance of the United Kingdom's economy, uncertainty about its legal, political, and economic relationship with the remaining member states of the European Union may continue to be a source of instability. Moreover, othercountries may also seek to withdraw from the European Union and/or abandon the euro, the common currency of the European Union.  A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future.  Ukraine has experienced ongoing military conflict; this conflict may expand and military conflicts could occur elsewhere in Europe.  Europe has also been struggling with mass migration from the Middle East and Africa.  The ultimate effectsof these events and other socio-political or geopolitical issues are not known but could profoundly affect global economies and markets.  Even though the Funds do not invest in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Funds' investments due to the interconnected nature of the global economy and capital markets.  The Funds may be susceptible to these events to the extent that the Funds invest in municipal obligations with credit support by non-U.S. financial institutions.
Supplemental Information Regarding Other Investment Strategies and Practices
The following provides additional information about other investment strategies and practices that the Funds may use.
Cash Management and Defensive Investing
Cash Management.  Each Fund may invest its assets in money market funds, any type of taxable money market instrument and short-term debt securities, or may hold cash uninvested.
Defensive Investing.  Each Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions and investing in shares of money market funds, any type of taxable money market instrument and short-term debt securities or holding cash uninvested without regard to any percentage limitations.  Although a Fund has the ability to take defensive positions, the Fund's Manager or, if applicable, Sub-Adviser, may choose not to do so for a variety of reasons, even during volatile market conditions.

Money market instruments or short-term debt securities held by a Fund for defensive investing purposes can fluctuate in value.  Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk.  If a Fund holds cash uninvested, it will be subject to the credit risk of the depository institution holding the cash.  In addition, the Fund will not earn income on the cash and the Fund's yield will go down.  If a significant amount of a Fund's assets are used for defensive investing purposes, it will be more difficult for the Fund to achieve its investment objectives.
Supplemental Information Regarding Other Risks
Cybersecurity Issues
With the increased use of technologies such as the Internet to conduct business, each Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, attempts to gain unauthorized access to digital systems (e.g., through "hacking" or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, denying access, or causing other operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). The Funds' service providers regularly experience such attempts, and expect they will continue to do so.  The Funds are unable to predict how any such attempt, if successful, may affect the Funds and their shareholders.  While the Funds' service providers have established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified.  Furthermore, the Funds cannot control the cybersecurity plans and systems put in place by service providers to the Funds such as the Sub-Adviser, The Bank of New York Mellon, the Funds' Custodian, and BNY Mellon Investment Servicing (US) Inc., the Funds' Shareholder Servicing Agent.  In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Funds nor the Manager exercises control.  Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber attacks.  Cybersecurity failures or breaches at the Manager or the Funds' service providers or intermediaries have the ability to cause disruptions and impact business operations potentially resulting in financial losses, interference with a Fund's ability to calculate its net asset value ("NAV"), impediments to trading, the inability of Fund shareholders to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareholder information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs.  Such costs and losses may not be covered under any insurance.  In addition, maintaining vigilance against cyber attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber attacks.
Interfund Lending
To satisfy redemption requests or to cover unanticipated cash shortfalls, a Fund may enter into lending agreements ("Interfund Lending Agreements") under which the Fund would lend money and borrow money for temporary purposes directly to and from another fund in the Aquila Group of Funds through a credit facility ("Interfund Loan"), subject to meeting the conditions of an SEC exemptive order granted to the Funds permitting such interfund lending. All Interfund Loans will consist only of uninvested cash reserves that the Fund otherwise would invest in short-term repurchase agreements or other short-term instruments.
If a Fund has outstanding borrowings, any Interfund Loans to the Fund (a) will be at an interest rate equal to or lower than any outstanding bank loan, (b) will be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) will have a maturity no longer than any outstanding bank loan (and in any event not over seven days) and (d) will provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, the event of default will automatically (without need for action or notice by the lending Fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending Fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing Fund.
A Fund may make an unsecured borrowing through the credit facility if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the Fund has a secured loan outstanding from any other lender, including but not limited to another fund in the Aquila Group of Funds, the Fund's interfund borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a Fund's total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the Fund may borrow through the credit facility on a secured basis only. A Fund may not borrow through the credit facility nor from any other source if its total outstanding borrowings immediately after the interfund borrowing would be more than 33 1∕3% of its total assets.
No Fund may lend to another Fund through the interfund lending credit facility if the loan would cause its aggregate outstanding loans through the credit facility to exceed 15% of the lending Fund's net assets at the time of the loan. A Fund's Interfund Loans to any one Fund shall not exceed 5% of the lending Fund's net assets. The duration of Interfund Loans is limited to the time required to receive payment for securities sold, but in no event more than seven days. Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day's notice by a lending Fund and may be repaid on any day by a borrowing Fund.
The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending Fund and the borrowing Fund. However, no borrowing or lending activity is without risk. When a Fund borrows money from another Fund, there is a risk that the loan could be called on one day's notice or not renewed, in which case the Fund may have to borrow from a bank at higher rates if an Interfund Loan were not available from another Fund. A delay in repayment to a lending Fund could result in a lost opportunity or additional lending costs.
Fund Policies
Investment Restrictions
Each Fund has adopted certain fundamental investment policies which, along with the Fund's investment objective, may not be changed without the affirmative vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund.  For this purpose, a majority of the outstanding shares of a Fund means the vote of the lesser of (a) 67% or more of the dollar value of the Fund's shares present at a meeting or represented by proxy if the holders of more than 50% of the dollar value of its shares are so present or represented; or (b) more than 50% of the dollar value of the Fund's outstanding shares. The Board may change non-fundamental investment policies at any time.  Each Fund's fundamental policies are set forth below:

(1)	The Fund may not borrow money except as permitted by the 1940 Act.
(2)	The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by the 1940 Act.

(3)	The Fund may lend money or other assets to the extent permitted by the 1940 Act.
(4)	The Fund may not issue senior securities except as permitted by the 1940 Act.
(5)	The Fund may not purchase or sell real estate except as permitted by the 1940 Act.
(6)	The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by the 1940 Act.
(7)	The Fund may not make any investment if, as a result, the Fund's investments will be concentrated in any one industry, except as permitted by the 1940 Act.
(8)
Aquila Tax-Free Trust of Arizona only:  At least 80% of the Fund's net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Arizona state and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.

(9)
Aquila Tax-Free Fund of Colorado only:  At least 80% of the Fund's net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Colorado state and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.

(10)
Aquila Churchill Tax-Free Fund of Kentucky only:  At least 80% of the Fund's net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Kentucky income and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.

(11)
Aquila Narragansett Tax-Free Income Fund only:  At least 80% of the Fund's net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Rhode Island state and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.

(12)
Aquila Tax-Free Fund For Utah only:  At least 80% of the Fund's net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Utah state individual and regular Federal income taxes, the income paid upon which will not be subject to the alternative minimum tax on individuals.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a Fund to borrow money in amounts of up to one-third of the Fund's total assets from banks for any purpose, and to borrow up to 5% of the Fund's total assets from banks or other lenders for temporary purposes (the fund's total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the 1940 Act requires a Fund to maintain at all times an "asset coverage" of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund's total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase a Fund's investment portfolio is known as "leveraging." Borrowing, especially when used for leverage, may cause the value of a Fund's shares to be more volatile than if the Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Fund's portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, a Fund may have to sell securities at a time and at a price that is unfavorable to the Fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a Fund's net investment income in any given period. Currently, no Fund contemplates borrowing for leverage, but if a Fund does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit a Fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Reverse repurchase agreements may be considered to be a type of borrowing. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy. Such trading practices may include futures, options on futures, forward contracts and other derivative investments.
Each Fund may pledge its assets and guarantee the securities of another company without limitation, subject to the Fund's investment policies (including the fund's fundamental policy regarding borrowing) and applicable laws and interpretations.  Pledges of assets and guarantees of obligations of others are subject to many of the same risks associated with borrowings and, in addition, are subject to the credit risk of the obligor for the underlying obligations. To the extent that pledging or guaranteeing assets may be considered the issuance of senior securities, the issuance of senior securities is governed by the Funds' policies on senior securities. If a Fund were to pledge its assets, the Fund would take into account any then-applicable legal guidance, including any applicable SEC staff position, would be guided by the judgment of the Fund's Board, Manager and, if applicable, Sub-Adviser, regarding the terms of any credit facility or arrangement, including any collateral required, and would not pledge more collateral than, in their judgment, is necessary for the Fund to obtain the credit sought. Shareholders should note that in 1973, the SEC staff took the position in a no-action letter that a mutual fund could not pledge 100% of its assets without a compelling business reason. In more recent no-action letters, including letters that address the same statutory provision of the 1940 Act (Section 17) addressed in the 1973 letter, the SEC staff has not mentioned any limitation on the amount of collateral that may be pledged to support credit obtained. This does not mean that the staff's position on this issue has changed.
With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a Fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a Fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the Fund's underwriting commitments, when added to the value of the Fund's investments in issuers where the Fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A Fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the "1933 Act"). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer's registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a Fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a Fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent a Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.
With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a Fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a Fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the Manager or, if applicable, Sub-Adviser believes the income justifies the attendant risks. A Fund also will be permitted by this policy to make loans of money, including to other funds.  The policy in (3) above will be interpreted not to prevent a Fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.
With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, "senior securities" are defined as Fund obligations that have a priority over a Fund's shares with respect to the payment of dividends or the distribution of Fund assets. The 1940 Act prohibits a Fund from issuing senior securities except that a Fund may borrow money in amounts of up to one-third of the Fund's total assets from banks for any purpose. A Fund also may borrow up to 5% of the Fund's total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a Fund can increase the speculative character of the Fund's outstanding shares through leveraging. Leveraging of a Fund's portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the Fund's net assets remain the same, the total risk to investors is increased. Certain widely used investment practices that involve a commitment by a Fund to deliver money or securities in the future are not considered by the SEC to be senior securities, provided that a Fund segregates cash or liquid securities in an amount necessary to pay the obligation or the Fund holds an offsetting commitment from another party. These investment practices include repurchase and reverse repurchase agreements, swaps, dollar rolls, options, futures and forward contracts. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.
With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a Fund from owning real estate; however, a Fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a Fund's purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent a Fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.
With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a Fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a Fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a Fund's purchases of illiquid securities to 15% of net assets. If a Fund were to invest in a physical commodity or a physical commodity-related instrument, the Fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.
With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes "concentration" in an industry. The SEC has taken the position that investment of 25% or more of a Fund's total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A Fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a Fund that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; tax-exempt securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. The Funds characterize investments in securities the interest upon which is paid from revenues of similar type projects by the type or types of projects. Each Fund may invest more than 25% of its assets in industrial development bonds under the policy. In the case of an industrial development bond, if the bond is backed only by assets and revenues of a non-governmental user, then the non-governmental user would be deemed to be the sole issuer and such issuer would be subject to the 25% limit.  The policy also will be interpreted to give broad authority to the fund as to how to classify issuers within or among industries. When identifying industries for purposes of its concentration policy, a Fund may rely upon available industry classifications.
The Funds' fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.
Management of the Funds
The Board of Trustees
The business and affairs of the Funds are managed under the direction and control of the Funds' Board of Trustees. The Board of Trustees has authority over every aspect of the Funds' operations, including approval of the advisory and any sub-advisory agreements and their annual renewal, contracts with all other service providers and payments under each Fund's Distribution Plan and Shareholder Services Plan.
The Funds have an Audit Committee, consisting of Thomas A. Christopher, Glenn P. O'Flaherty and James R. Ramsey, each of whom is "independent" and not an interested person of the Funds. The Committee determines what independent registered public accounting firm will be selected by the Board of Trustees, reviews the methods, scope and result of audits and the fees charged, and reviews the adequacy of the Funds' internal accounting procedures and controls.  The Audit Committee held two meetings during the fiscal year ended March 31, 2018.
The Funds have a Nominating Committee, consisting of all of the non-interested Trustees.  The Nominating Committee did not hold any meetings during the fiscal year ended March 31, 2018.  The committee will consider nominees recommended by the shareholders who may send recommendations to the Trust at its principal address for the attention of the Chair of the Nominating Committee.
The Funds have a Governance Committee, consisting of Diana P. Herrmann, Ernest Calderón, Gary C. Cornia, Grady Gammage, Jr. and Laureen L. White.  The Governance Committee oversees Board governance and related Trustee matters.  The Governance Committee did not hold any meetings during the fiscal year ended March 31, 2018.
The Funds face a number of risks, such as investment risk, counterparty risk, valuation risk, reputational risk, cybersecurity risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. The Board of Trustees seeks continuously to be alert to potential risks regarding the Funds' business and operations as an integral part of its responsibility for oversight of the Funds. The goal of risk management is to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Funds. Under the overall oversight of the Board of Trustees, the Funds and the Manager, Sub-Adviser and other service providers to the Funds, employ a variety of processes, procedures and controls in an effort to identify, address and mitigate risks.Operational or other failures, including cybersecurity failures, at any one or more of the Funds' service providers could have a material adverse effect on the Funds and their shareholders.
The Board of Trustees has a Chair who is an Independent Trustee. The Board of Trustees and its Chair address risk management as a regular part of their oversight responsibilities through contact with the Chief Compliance Officer and other key management personnel, and through policies and procedures in place for regulation of the Funds' activities and conduct.
In addition, a Risk Group, consisting of the Chief Compliance Officer, President, Executive Vice President and Treasurer of the Funds (who are also officers and/or employees of the Manager), as well as the Co-Presidents of the Distributor, meets and reports to the Board of Trustees as to significant risks and compliance matters. Issues raised are considered by the Board of Trustees as it deems appropriate.  Service providers to the Funds, such as the Funds' independent accountants, also make periodic reports to the Board of Trustees with respect to various aspects of risk management.
The Board of Trustees recognizes that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds' goals, that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness, and that some risks are simply beyond the control of the Funds, the Manager, a Sub-Adviser or other service providers. Because most of the Funds' operations are carried out by various service providers, the Board's oversight of the risk management processes of those service providers, including processes to address cybersecurity and other operational failures, is inherently limited (see "Cybersecurity Issues" above). As a result of the foregoing and other factors, the Board of Trustees' risk management oversight is subject to substantial limitations.
The Board of Trustees has determined that its leadership structure is appropriate because it serves to facilitate the orderly and efficient flow of information to the Trustees from management, including the Manager and the Sub-Adviser (if applicable), and otherwise enhance the Board of Trustees' oversight role.  The Board of Trustees has also determined that its leadership structure is appropriate given the circumstances that the Funds invest primarily in municipal obligations issued by certain states, counties and various other local authorities, and the Board of Trustees uses the local knowledge of its Trustees as well as their business experience.
Trustees and Officers
The following material includes information about the Trustees and officers of the Trust.  All shares of a Fund listed as owned by the Trustees are Class A shares unless indicated otherwise.

Name and Year of Birth (1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee(4)
Diana P. Herrmann New York, NY (1958)	Vice Chair of Aquila Municipal Trust since 2014, Trustee since 1994 and President since 1998
Chair (since 2016 and previously Vice Chair since 2004) and Chief Executive Officer (since 2004) of Aquila Management Corporation, Founder and Sponsor of the Aquila Group of Funds(5) and parent of Aquila Investment Management LLC, Manager, President since 1997, Chief Operating Officer, 1997-2008, a Director since 1984, Secretary since 1986 and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; Chief Executive Officer (since 2004) and Chair (since 2016 and previously Vice Chair since 2004), President and Manager  since 2003, and Chief Operating Officer (2003-2008), of the Manager; Chair, Vice Chair, President, Executive Vice President and/or Senior Vice President of funds in the Aquila Group of Funds since 1986; Manager of the Distributor since 1997; Governor, Investment Company Institute (the U.S. mutual fund industry trade organization dedicated to protecting shareholder interests and educating the public about investing) for various periods since 2004, and Chair of its Small Funds Committee, 2004-2009; active in charitable and volunteer organizations.
11
Director of ICI Mutual Insurance Company, a Risk Retention Group, for various periods since 2006; formerly Vice Chair and Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2004-2012

Name and Year of Birth (1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Non-interested Trustees
Thomas A. Christopher Danville, KY (1947)	Chair of the Board of Aquila Municipal Trust since 2017; Trustee since 2009	Principal, Robinson, Hughes & Christopher, C.P.A.s, P.S.C., since July 2017, previously Senior Partner, since 1977; Chairman of the Board, A Good Place for Fun, Inc., a sports facility, since 1987, President, 1987-2012; Director, Global Outreach International, since 2011; member of the Kentucky Primary Care Technical Advisory Committee, since 2017; Director, Sunrise Children’s Services Inc., 2010-2013; currently or formerly active with various professional and community organizations.	5	None

Ernest Calderón Phoenix, AZ (1957)	Trustee of Aquila Municipal Trust since 2004	Attorney (currently, Partner, Calderón Law Offices, PLC); Regent emeritus and President emeritus Arizona Board of Regents; Adjunct Professor, Northern Arizona University; Doctoral Candidate (2020) University of Southern California; served six Arizona governors by appointment; Past President, Grand Canyon Council of Boy Scouts of America; Past President, State Bar of Arizona, 2003-2004; member, American Law Institute.	5	None

Name and Year of Birth (1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Gary C. Cornia St. George, UT (1948)	Trustee of Aquila Municipal Trust since 2009
Emeritus Dean and Professor, Marriott School of Management, Brigham Young University 2014-present; Professor, Marriott School of Management, Brigham Young University, 1980-2014; Commissioner, Utah State Securities Commission, 2013–present; Dean, Marriott School of Management, 2008-2013; Director, Romney Institute of Public Management, Marriott School of Management, 2004-2008; Past President, National Tax Association; Fellow, Lincoln Institute of Land Policy, 2002-present; Associate Dean, Marriott School of Management, Brigham Young University, 1991-2000; member, Utah Governor's Tax Review Committee, 1993-2009.

			8	International Center for Land Policies and Training, Taipei, Taiwan, Director and Chair of Executive Committee
Grady Gammage, Jr. Phoenix, AZ (1951)	Trustee of Aquila Municipal Trust since 2001	Founding partner, Gammage & Burnham, PLC, a law firm, Phoenix, Arizona, since 1983; director, Central Arizona Water Conservation District, 1992-2004; Senior Fellow, Morrison Institute for Public Policy and Kyl Institute for Water Policy; Adjunct Professor, Sandra Day O'Connor College of Law; W. P. Carey School of Business; active with Urban Land Institute; Author, "The Future of the Suburban City" Island Press, 2016.	7	None
Glenn P. O'Flaherty Granby, CO (1958)	Trustee of Aquila Municipal Trust since 2013	Chief Financial Officer and Chief Operating Officer of Lizard Investors, LLC, 2008; Co-Founder, Chief Financial Officer and Chief Compliance Officer of Three Peaks Capital Management, LLC, 2003-2005; Vice President – Investment Accounting, Global Trading and Trade Operations, Janus Capital Corporation, and Chief Financial Officer and Treasurer, Janus Funds, 1991-2002.	8	Formerly Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2009-2012

Name and Year of Birth (1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
James R. Ramsey Louisville, KY (1948)	Trustee of Aquila Municipal Trust since 2013
President, University of Louisville from November 2002 to June 2016; Professor of Economics, University of Louisville, 1999-present; Kentucky Governor's Senior Policy Advisor and State Budget Director, 1999-2002; Vice Chancellor for Finance and Administration, the University of North Carolina at Chapel Hill, 1998 to 1999; previously Vice President for Finance and Administration at Western Kentucky University, State Budget Director for the Commonwealth of Kentucky, Chief State Economist and Executive Director for the Office of Financial Management and Economic Analysis for the Commonwealth of Kentucky, Adjunct Professor at the University of Kentucky, Associate Professor at Loyola University-New Orleans and Assistant Professor at Middle Tennessee State University.

			5	Community Bank and Trust, Pikeville, KY and Texas Roadhouse Inc.
Laureen L. White(6) North Kingstown, RI (1959)	Trustee of Aquila Municipal Trust since 2013	President, Greater Providence Chamber of Commerce, since 2005, Executive Vice President 2004-2005 and Senior Vice President, 1989-2002; Executive Counselor to the Governor of Rhode Island for Policy and Communications, 2003-2004.	5	None

(1) The mailing address of each Trustee is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY  10036.
(2) Each Trustee holds office until his or her successor is elected or his or her earlier retirement or removal.
(3) Includes certain Aquila-sponsored funds that are dormant and have no public shareholders.
(4) Ms. Herrmann is an “interested person” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as an officer of the Trust, as a director, officer and shareholder of the Manager’s corporate parent, as an officer and Manager of the Manager, and as a Manager of the Distributor.
(5) The “Aquila Group of Funds” includes: Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Tax-Free Trust of Oregon, Aquila Narragansett Tax-Free Income Fund (Rhode Island) and Aquila Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund and are called the “Aquila Municipal Bond Funds”; Aquila Three Peaks Opportunity Growth Fund, which is an equity fund; and Aquila Three Peaks High Income Fund, which is a high-income corporate bond fund.

(6) Marc A. Paulhus, President of Citizens Bank, Rhode Island at Citizens Financial Group, Inc., is a member of the Board of Directors of the Greater Providence Chamber of Commerce.  Ms. White is the President of the Greater Providence Chamber of Commerce.  Citizens Investment Advisors, the Sub-Adviser of Aquila Narragansett Tax-Free Income Fund, is a department of Citizens Bank, N.A., a bank subsidiary of Citizens Financial Group, Inc.

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Officers
Charles E. Childs, III New York, NY (1957)	Executive Vice President of Aquila Municipal Trust since 2003 and Secretary since 2011
Executive Vice President of all funds in the Aquila Group of Funds and the Manager and the Manager's parent since 2003; Chief Operating Officer of the Manager and the Manager's parent since 2008; Secretary of all funds in the Aquila Group of Funds since 2011; formerly Senior Vice President, corporate development, Vice President, Assistant Vice President and Associate of the Manager's parent since 1987; Executive Vice President, Senior Vice President, Vice President or Assistant Vice President of the Aquila money-market funds, 1988-2012; Manager of the Distributor since 2012.

Marie E. Aro New York, NY (1955)	Senior Vice President of Aquila Municipal Trust since 2010
Co-President, Aquila Distributors LLC since 2010, Vice President, 1993-1997; Senior Vice President, Aquila Municipal Trust (since 2013), Aquila Funds Trust (since 2013), Aquila Tax-Free Trust of Arizona (since 2010 and Vice President, 2004-2010), Aquila Three Peaks High Income Fund (since 2006), Hawaiian Tax-Free Trust and Aquila Tax-Free Trust of Oregon (since 2010), Aquila Three Peaks Opportunity Growth Fund (2004-2013) and Aquila Churchill Tax-Free Fund of Kentucky, Aquila Narragansett Tax-Free Income Fund, Aquila Tax-Free Fund For Utah, and Aquila Tax-Free Fund of Colorado (2010-2013); Vice President, INVESCO Funds Group, 1998-2003.

Stephen J. Caridi New York, NY (1961)	Senior Vice President of Aquila Municipal Trust since 2013
Vice President of the Distributor since 1995; Vice President, Hawaiian Tax-Free Trust since 1998; Senior Vice President, Aquila Municipal Trust since 2013; Vice President, Aquila Funds Trust since 2013; Senior Vice President, Aquila Narragansett Tax-Free Income Fund 1998-2013, Vice President 1996-1997; Senior Vice President, Aquila Tax-Free Fund of Colorado 2004-2009; Vice President, Aquila Three Peaks Opportunity Growth Fund 2006-2013.

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years
Paul G. O'Brien New York, NY (1959)	Senior Vice President of Aquila Municipal Trust since 2010
Co-President, Aquila Distributors LLC since 2010, Managing Director, 2009-2010; Senior Vice President of various funds in the Aquila Group of Funds since 2010 and all funds since 2013; held various positions to Senior Vice President and Chief Administrative Officer of Evergreen Investments Services, Inc., 1997-2008; Mergers and Acquisitions Coordinator for Wachovia Corporation, 1994-1997.

Craig T. DiRuzzo Denver, CO (1976)	Vice President of Aquila Municipal Trust since 2013
Vice President, Aquila Municipal Trust, and Regional Sales Manager of the Distributor, since 2013; Regional Vice President, B I C Group, LLC, Denver, CO, 2012; Vice President, Wellesley Investment Advisors, Denver, CO, 2011-2012; Mutual Funds Sales Director, UBS Global Asset Management, Denver, CO, 2004-2010, Internal Investment Consultant, 2002-2004.

Royden P. Durham Louisville, KY (1951)
Vice President of Aquila Municipal
Trust since 2013; Lead Portfolio
Manager of Aquila Churchill
Tax-Free Fund of Kentucky
(since 2011); Portfolio Manager of
Aquila Tax-Free Trust of Arizona
 (since 2017) and Aquila Tax-Free
Fund For Utah (since 2017)

Vice President and portfolio manager or co-portfolio manager of Aquila Churchill Tax-Free Fund of Kentucky (since 2011); Vice President and portfolio manager of Aquila Tax-Free Trust of Arizona (since 2017) and Aquila Tax-Free Fund For Utah (since 2017); President, advEnergy solutions LLC, 2007-2011; Vice President and Trust Advisor, JP Morgan Chase, 2005-2006; Vice President and Trust Officer, Regions Morgan Keegan Trust, 2003-2005; Vice President Fixed Income and Equity Portfolios, The Sachs Company / Louisville Trust Company, 1986-2003.

Brandon M. Moody Crestwood, KY (1984)	Vice President of Aquila Municipal Trust since 2014	Vice President, Aquila Churchill Tax-Free Fund of Kentucky since 2014; Territory Manager, Jefferson National, 2010 - 2014; Licensed Financial Sales Consultant, PNC Investments, 2009-2010.
Nirmal Rijhwani Scottsdale, AZ (1978)	Vice President of Aquila Municipal Trust since 2016
Vice President, Aquila Tax-Free Trust of Arizona since December 2016; Regional Sales Manager, Aquila Distributors LLC since 2014; Regional Director - External Wholesaler, James Alpha Management, LLC,2012-2013; Regional Vice President – External Wholesaler, BIC Group, LLC. 2011-2012.

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Tony Tanner Phoenix, AZ (1960)
Vice President of Aquila Municipal
Trust, Lead Portfolio Manager of
Aquila Tax-Free Trust of Arizona,
and Portfolio Manager of Aquila
Churchill Tax-Free Fund of Kentucky
and Aquila Tax-Free Fund For Utah
since 2018

Vice President and Portfolio Manager of Aquila Tax-Free Trust of Arizona, Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah since 2018; Senior Portfolio Manager at BNY Mellon Wealth Management from 2016 to 2018; a Senior Client Advisor at BMO Private Bank from 2014 to 2015; and Senior Fixed Income Manager at Wells Fargo Private Bank from 2010 to 2014.

James T. Thompson Bountiful, Utah (1955)
Vice President of Aquila Municipal
Trust and Lead Portfolio Manager
of Aquila Tax-Free Fund For Utah
 since 2009; Portfolio Manager,
Aquila Tax-Free Trust of Arizona
and Aquila Churchill Tax-Free
Fund of Kentucky since 2017

Vice President and portfolio manager or co-portfolio manager of Aquila Tax-Free Fund For Utah, since 2009; Vice President or Assistant Vice President and portfolio manager or backup portfolio manager of Aquila Tax-Free Trust of Arizona and Aquila Churchill Tax-Free Fund of Kentucky since 2009; Senior Vice President, First Security Bank/Wells Fargo Brokerage Services LLC, Salt Lake City, Utah 1991-2009.

M. Kayleen Willis Salt Lake City, UT (1963)	Vice President of Aquila Municipal Trust since 2013	Vice President, Aquila Tax-Free Fund For Utah since 2003, Assistant Vice President, 2002-2003; Vice President, Aquila Three Peaks Opportunity Growth Fund, 2004-2013 and Aquila Funds Trust since 2013.
Amy L. Rydalch Oakley, UT (1970)	Assistant Vice President of Aquila Municipal Trust since 2013	Assistant Vice President, Tax-Free Fund For Utah 2010-2013, independent credit analyst, 2001-2009, for Tax-Free Fund For Utah.
Randall S. Fillmore New York, NY (1960)	Chief Compliance Officer of Aquila Municipal Trust since 2012
Chief Compliance Officer of all funds in the Aquila Group of Funds, the Manager and the Distributor since 2012; Managing Director, Fillmore & Associates, 2009-2012; Fund and Adviser Chief Compliance Officer (2002-2009), Senior Vice President - Broker Dealer Compliance (2004-2009), Schwab Funds Anti Money Laundering Officer and Identity Theft Prevention Officer (2004-2009), Vice President - Internal Audit (2000-2002), Charles Schwab Corporation; National Director, Information Systems Risk Management - Consulting Services (1999-2000), National Director, Investment Management Audit and Business Advisory Services (1992-1999), Senior Manager, Manager, Senior and Staff Roles (1983-1992), PricewaterhouseCoopers LLP.

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Joseph P. DiMaggio New York, NY (1956)	Chief Financial Officer of Aquila Municipal Trust since 2003 and Treasurer since 2000	Chief Financial Officer of all funds in the Aquila Group of Funds since 2003 and Treasurer since 2000.
Yolonda S. Reynolds New York, NY (1960)	Assistant Treasurer of Aquila Municipal Trust since 2010	Assistant Treasurer of all funds in the Aquila Group of Funds since 2010; Director of Fund Accounting for the Aquila Group of Funds since 2007.

Lori A. Vindigni New York, NY (1966)	Assistant Treasurer of Aquila Municipal since 2000
Assistant Treasurer of all funds in the Aquila Group of Funds since 2000; Assistant Vice President of the Manager or its predecessor and current parent since 1998; Fund Accountant for the Aquila Group of Funds, 1995-1998.

(1) The mailing address of each officer is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY  10036.
(2) The term of office of each officer is one year.

  The specific experience, qualifications, attributes or skills that led to the conclusion that these persons should serve as Trustees of the Funds at this time in light of the Funds’ business and structure, in addition to those listed above, were as follows.

Diana P. Herrmann:
Over 36 years of experience in the financial services industry, 31 of which have been in mutual fund management, most recently as the Chair, Chief Executive Officer, President and Director of Aquila Management Corporation (“Aquila”), Founder and Sponsor of the Aquila Group of Funds and parent of the adviser, manager or administrator of each fund of the Aquila Group of Funds, and previously as the Chief Operating Officer, Executive Vice President, Senior Vice President or Vice President of Aquila.

Ernest Calderón:
Knowledgeable about economic and governmental affairs as a lawyer and educator active in public affairs in the region as detailed above; knowledgeable about operation and governance of mutual funds as an investment company board member for over 13 years.

Thomas A. Christopher:
Knowledgeable about operation and governance of mutual funds as an investment company board member for 25 years; knowledgeable about financial matters as a partner of an accounting firm as detailed above.

Gary C. Cornia:
Experienced educator knowledgeable about business and finance as a business school dean as detailed above; knowledgeable about operation and governance of mutual funds as an investment company board member for 24 years.

Grady Gammage, Jr.:
Knowledgeable about economic and governmental affairs as a lawyer, and educator active in land use, water issues and other public affairs in the state and region as detailed above; knowledgeable about operation and governance of mutual funds as an investment company board member for 16 years.

Glenn P. O’Flaherty:
Knowledgeable about financial markets and operation of mutual funds as a chief financial officer, chief operating officer and chief compliance officer of various investment management firms as detailed above and as an investment company board member for 11 years.

James R. Ramsey:
Experienced educator and knowledgeable about economic and governmental affairs as a prior State Budget Director, Chief State Economist and university president as detailed above; knowledgeable about operation and governance of mutual funds as an investment company board member for over 30 years.

Laureen L. White:
Knowledgeable about local government affairs as a chamber of commerce executive as detailed above; knowledgeable about operation and governance of mutual funds as an investment company board member for over 12 years.

References to the qualifications, attributes and skills of Trustees are pursuant to the requirements of the SEC, do not constitute holding out of the Board or any Trustee as having special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Securities Holdings of the Trustees
(as of 12/31/17)

Following is information regarding the holdings of each Trustee in the Funds.

Name of Trustees	Dollar Range of Ownership in Aquila Tax-Free Trust of Arizona (1)	Dollar Range of Ownership in Aquila Tax-Free Fund of Colorado (1)	Dollar Range of Ownership in Aquila Churchill Tax-Free Fund of Kentucky(1)	Dollar Range of Ownership in Aquila Narragansett Tax-Free Income Fund(1)	Dollar Range of Ownership in Aquila Tax-Free Fund For Utah(1)	Aggregate Dollar Range of Ownership in funds in the Aquila Group of Funds (1)
Interested Trustee
Diana P. Herrmann	C	C	C	C	C	E
Non-interested Trustees
Ernest Calderón	C	C	C	C	C	D
Thomas A. Christopher	C	C	E	C	D	E
Gary C. Cornia	C	D	C	C	E	E
Grady Gammage, Jr.	D	C	B	B	C	E
Glenn P. O’Flaherty	B	C	B	B	B	E
James R. Ramsey	C	C	E	C	C	E
Laureen L. White	B	B	C	C	B	C

(1)         A. None
            B. $1-$10,000
            C. $10,001-$50,000
            D. $50,001-$100,000
            E. Over $100,000

None of the non-interested Trustees or their immediate family members holds of record or beneficially any securities of the Manager, the Sub-Adviser or the Distributor.

Trustee Compensation

The Funds do not currently pay fees to any of the Trust’s officers or to Trustees affiliated with the Manager or a Sub-Advisor.

For a fiscal year ended March 31, 2018, Aquila Tax-Free Trust of Arizona  paid a total of $93,059 in compensation and reimbursement of expenses to the Trustees, Aquila Tax-Free Fund of Colorado paid a total of $90,528 in compensation and reimbursement of expenses to the Trustees, Aquila Churchill Tax-Free Fund of Kentucky paid a total of $73,312 in compensation and reimbursement of expenses to the Trustees, Aquila Narragansett Tax-Free Income Fund paid a total of $75,272 in compensation and reimbursement of expenses to the Trustees, and Aquila Tax-Free Fund For Utah paid a total of $121,828 in compensation and reimbursement of expenses to the Trustees.  No other compensation or remuneration of any type, direct or contingent, was paid by a Fund to its Trustees.

Each Fund is a fund in the Aquila Group of Funds, which, as of the date of this SAI, consist of seven tax-free municipal bond funds, a high-income corporate bond fund and an equity fund. The following table lists the compensation of all non-interested Trustees who received compensation from the Funds and the compensation they received during the fiscal year ended March 31, 2018 from each of the Funds and from other funds in the Aquila Group of Funds. None of such Trustees has any pension or retirement benefits from any of the funds in the Aquila Group of Funds.

Name	Aquila Tax-Free Trust of Arizona - Compensation as Trustee from the Fund for the Fiscal Year ended March 31, 2018	Aquila Tax-Free Fund of Colorado - Compensation as Trustee from the Fund for the Fiscal Year ended March 31, 2018	Aquila Churchill Tax-Free Fund of Kentucky - Compensation as Trustee from the Fund for the Fiscal Year ended March 31, 2018	Aquila Narragansett Tax-Free Income Fund Compensation as Trustee from the Fund for the Fiscal Year ended March 31, 2018	Aquila Tax-Free Fund For Utah Compensation as Trustee from the Fund for the Fiscal Year ended March 31, 2018	Compensation as Trustee from All Funds in the Aquila Group of Funds for the Fiscal Year ended March 31, 2018	Numberof Funds in the Aquila Group of Funds Overseen by the Trustee for the Fiscal Year ended March 31, 2018(1)
Ernest Calderón	$10,471	$10,147	$8,185	8,100	$13,597	$50,500	5
Thomas A. Christopher	$15,962	$16,564	$13,362	$13,222	$21,388	$82,000	5
Gary C. Cornia	$9,421	$9,597	$7,635	$7,550	$13.047	$110,300	8
Grady Gammage, Jr.	$10,246	$9,943	$7,920	$7,828	$12,992	$85,000	7
Glenn P. O'Flaherty	$12,242	$13,582	$11,141	$11,035	$17,257	$178,000	8
James R. Ramsey	$10,264	$9,953	$8,448	$7,861	$13,473	$50,000	5
Laureen L. White	$9,271	$9,947	$7,985	$8,400	$12,897	$48,500	5

(1) Includes certain Aquila-sponsored funds that are dormant and have no public shareholders.
Class A Shares of each Fund may be purchased without a sales charge by the Fund's Trustees and officers.  (See "Reduced Sales Charges for Certain Purchases of Class A Shares," below.)
Ownership of Securities

Aquila Tax-Free Trust of Arizona
Institutional 5% shareholders
On July 2, 2018, the following persons held 5% or more of any class of Aquila Tax-Free Trust of Arizona's outstanding shares. On the basis of information received from the institutional holders, the Trust's management believes that all of the shares indicated are held by them for the benefit of clients.

Record Holder	Share Class	Number of Shares	Percent of Class
Charles Schwab & Co. Inc. Special Custody Account FBO Customers 101 Montgomery Street San Francisco, CA	Class A Class C Class Y	1,050,903 288,603 517,147	5.15% 24.62% 13.17%
Pershing LLC 1 Pershing Plaza Jersey City, NJ	Class Y	561,430	14.30%
Morgan Stanley Smith Barney LLC Harborside Financial Center Jersey City, NJ	Class C	199,199	17.00%
Wells Fargo Clearing Services LLC FBO Customers 2801 Market Street St. Louis, MO	Class A Class C Class Y	3,784,687 366,974 738,279	18.56% 31.31% 18.80%
Merrill Lynch Pierce Fenner & Smith Inc. FBO its Customers 4800 Deer Lake Drive East Jacksonville, FL	Class C	82,236	7.02%
LPL Financial 4707 Executive Dr. San Diego, CA	Class Y	243,515	6.20%

Additional 5% Shareholders

The Trust's management is not aware of any other person beneficially owning more than 5% of any class of Aquila Tax-Free Trust of Arizona's outstanding shares as of such date.
Management Ownership
As of the date of this SAI, all of the Trustees and officers of the Trust as a group owned less than 1% of Aquila Tax-Free Trust of Arizona's outstanding shares.
Aquila Tax-Free Fund of Colorado
Institutional 5% shareholders
On July 2, 2018, the following persons held 5% or more of any class of Aquila Tax-Free Fund of Colorado's outstanding shares. On the basis of information received from the institutional holders, the Trust's management believes that all of the shares indicated are held by them for the benefit of clients.

Record Holder	Share Class	Number of Shares	Percent of Class
Charles Schwab & Co. Inc. Special Custody Account FBO Customers 101 Montgomery Street San Francisco, CA	Class A	1,069,536	5.63%
LPL Financial 4707 Executive Dr. San Diego, CA	Class A Class Y	1,592,062 537,293	8.37% 8.32%
Morgan Stanley Smith Barney LLC Harborside Financial Center Jersey City, NJ	Class A Class C Class Y	1,375,131 271,976 606,818	7.23% 20.29% 9.39%
Wells Fargo Clearing Services LLC FBO Customers 2801 Market Street St. Louis, MO	Class A Class C Class Y	3,926,176 485,801 1,879,250	20.65% 36.24% 29.09%
Merrill Lynch Pierce Fenner & Smith Inc. FBO its Customers 4800 Deer Lake Drive East Jacksonville, FL	Class C	148,095	11.05%
Alpine Bank Wealth Management 225 North 5th St. Grand Junction, CO	Class Y	586,252	9.08%
NABank & Co. P.O. Box 2180 Tulsa, OK	Class Y	433,089	6.70%
UBS WM USA OMNI Account M/F 100 Harbor Blvd 5th Fl Weehawken, NJ	Class Y	328,300	5.08%

Additional 5% Shareholders

The Trust's management is not aware of any other person beneficially owning more than 5% of any class of Aquila Tax-Free Fund of Colorado's outstanding shares as of such date.
Management Ownership
As of the date of this SAI, all of the Trustees and officers of the Trust as a group owned less than 1% of Aquila Tax-Free Fund of Colorado's outstanding shares.

Aquila Churchill Tax-Free Fund of Kentucky
Institutional 5% shareholders
On July 2, 2018, the following persons held 5% or more of any class of Aquila Churchill Tax-Free Fund of Kentucky's outstanding shares. On the basis of information received from the institutional holders, the Trust's management believes that all of the shares indicated are held by them for the benefit of clients.

Record Holder	Share Class	Number of Shares	Percent of Class
Charles Schwab & Co. Inc. Special Custody Account FBO Customers 101 Montgomery Street San Francisco, CA	Class A Class C Class Y	2,498,332 185,757 647,994	16.80% 22.79% 18.15%
Pershing LLC 1 Pershing Plaza Jersey City, NJ	Class I Class Y	62,472 364,247	9.01% 10.20%
Wells Fargo Clearing Services LLC FBO Customers 2801 Market Street St. Louis, MO	Class A Class C Class I	2,695,718 106,433 621,870	18.12% 13.06% 89.70%
LPL Financial 4707 Executive Dr. San Diego, CA	Class C	60,928	7.48%
UBS WM USA OMNI Account M/F 100 Harbor Blvd 5th Fl Weehawken, NJ	Class Y	226,560	6.35%

National Financial Services LLC 499 Washington Blvd. Jersey City, NJ	Class A Class Y	1,084,340 1,749,301	7.29% 49.00%

Additional 5% Shareholders

The Trust's management is not aware of any other person beneficially owning more than 5% of any class of Aquila Churchill Tax-Free Fund of Kentucky's outstanding shares as of such date.
Management Ownership
As of the date of this SAI, all of the Trustees and officers of the Trust as a group owned less than 1% of Aquila Churchill Tax-Free Fund of Kentucky's outstanding shares.

Aquila Narragansett Tax-Free Income Fund
Institutional 5% shareholders
On July 2, 2018, the following persons held 5% or more of any class of Aquila Narragansett Tax-Free Income Fund's outstanding shares. On the basis of information received from the institutional holders, the Trust's management believes that all of the shares indicated are held by them for the benefit of clients.

Record Holder	Share Class	Number of Shares	Percent of Class
Charles Schwab & Co. Inc. Special Custody Account FBO Customers 101 Montgomery Street San Francisco, CA	Class C Class I	71,190 8,657	9.18% 52.29%
Merrill Lynch Pierce Fenner & Smith Inc. FBO its Customers 4800 Deer Lake Drive East Jacksonville, FL	Class A Class C	1,132,036 313,185	10.63% 40.37%
Citizens Bank NA 10 Tripps Lane Riverside, RI	Class Y	3,925,793	39.23%
SEI Private Trust Company One Freedom Valley Drive Oaks, PA	Class I Class Y	7,899 1,237,120	47.71% 12.36%
Additional 5% Shareholders

The Trust's management is not aware of any other person beneficially owning more than 5% of any class of Aquila Narragansett Tax-Free Income Fund's outstanding shares as of such date.
Management Ownership
As of the date of this SAI, all of the Trustees and officers of the Trust as a group owned less than 1% of Aquila Narragansett Tax-Free Income Fund's outstanding shares.
Aquila Tax-Free Fund For Utah
Institutional 5% shareholders
On July 2, 2018, the following persons held 5% or more of any class of Aquila Tax-Free Fund For Utah's outstanding shares. On the basis of information received from the institutional holders, the Trust's management believes that all of the shares indicated are held by them for the benefit of clients.

Record Holder	Share Class	Number of Shares	Percent of Class
Merrill Lynch Pierce Fenner & Smith Inc. FBO its Customers 4800 Deer Lake Drive East Jacksonville, FL	Class C	646,064	12.36%
Charles Schwab & Co. Inc. Special Custody Account FBO Customers 101 Montgomery Street San Francisco, CA	Class A	2,202,452	10.69%
Pershing LLC 1 Pershing Plaza Jersey City, NJ	Class A Class C Class Y	2,233,599 325,475 1,403,278	10.84% 6.23% 10.85%
Morgan Stanley Smith Barney LLC Harborside Financial Center Jersey City, NJ	Class C	517,153	9.89%
LPL Financial 4707 Executive Dr. San Diego, CA	Class C	410,858	7.86%
Wells Fargo Clearing Services LLC FBO Customers 2801 Market Street St. Louis, MO	Class A Class C Class Y	4,265,615 1,894,325 2,766,998	20.69% 36.24% 21.40%

Additional 5% Shareholders

The Trust's management is not aware of any other person beneficially owning more than 5% of any class of Aquila Tax-Free Fund For Utah's outstanding shares as of such date.
Management Ownership
As of the date of this SAI, all of the Trustees and officers of the Trust as a group owned less than 1% of Aquila Tax-Free Fund For Utah's outstanding shares.
Investment Advisory and Other Services
Information About the Manager, the Sub-Advisors and the Distributor
Management Fees
During the fiscal years listed below, the Funds incurred management fees (investment advisory fees) as follows:

Aquila Tax-Free Trust of Arizona

Fiscal Year Ended March 31, 2018:
$1,147,517
Fiscal Year Ended March 31, 2017:
$1,225,709
Fiscal Year Ended March 31, 2016:
$1,138,986
Aquila Tax-Free Fund of Colorado

Fiscal Year Ended March 31, 2018:
$1,542,508(1)
(1)  $61,700 was waived
Fiscal Year Ended March 31, 2017:
$1,623,810(1)
(1)  $64,952 was waived
Fiscal Year Ended March 31, 2016:
$1,493,756(1)
(1)  $59,746 was waived
Aquila Churchill Tax-Free Fund of Kentucky

Fiscal Year Ended March 31, 2018:
$969,259
Fiscal Year Ended March 31, 2017:
$1,039,611
Fiscal Year Ended March 31, 2016:
$969,672

Aquila Narragansett Tax-Free Income Fund

Fiscal Year Ended March 31, 2018:
$1,208,390(1)
(1)  $193,343 was waived
Fiscal Year Ended March 31, 2017:

$1,264,175(1)
(1)  $202,268 was waived
Fiscal Year Ended March 31, 2016:
$1,185,570(1)
(1)  $192,323 was waived
Fiscal Year Ended March 31, 2015:
Aquila Tax-Free Fund For Utah

Fiscal Year Ended March 31, 2018:
$2,036,919(1)
(1)  $107,705 was waived
Fiscal Year Ended March 31, 2017:
$2,114,028(1)
(1)  $90,625 was waived.
Fiscal Year Ended March 31, 2016:
$1,927,837(1)
(1)  $112,150 was waived
The management fees are treated as Fund expenses and, as such, are allocated to each class of shares based on the relative net assets of that class.
Aquila Distributors LLC, 120 West 45th Street, Suite 3600, New York, NY  10036 is each Fund's Distributor. The Distributor currently handles the distribution of the shares of the funds in the Aquila Group of Funds, including the Fund. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities.
The Distributor is a wholly-owned subsidiary of Aquila Management Corporation ("AMC"), founder and sponsor of each fund in the Aquila Group of Funds.
The Advisory and Administration Agreement
Each Fund's Advisory and Administration Agreement provides that, subject to the direction and control of the Board of Trustees, the Manager shall:
(i)           supervise continuously the investment program of the Fund and the composition of its portfolio;
(ii)           determine what securities shall be purchased or sold by the Fund;
(iii)           arrange for the purchase and the sale of securities held in the portfolio of the Fund; and
(iv)           at its expense provide for pricing of the Fund's portfolio daily using a pricing service or other source of pricing information satisfactory to the Fund and, unless otherwise directed by the Board of Trustees, provide for pricing of the Fund's portfolio at least quarterly using another such source satisfactory to the Fund.
Each Fund's Advisory and Administration Agreement provides that the Manager shall give to the Fund the benefit of its best judgment and effort in rendering services hereunder, but the Manager shall not be liable for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon (i) its own investigation and research or (ii) investigation and research made by any other individual, firm or corporation, if such purchase, sale or retention shall have been made and such other individual, firm or corporation shall have been selected in good faith by the Manager. Nothing therein contained shall, however, be construed to protect the Manager against any liability to the Fund or its security holders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.
Each Fund's Advisory and Administration Agreement provides that nothing in it shall prevent the Manager or any affiliated person (as defined in the 1940 Act) of the Manager from acting as investment adviser or manager for any other person, firm or corporation and shall not in any way limit or restrict the Manager or any such affiliated person from buying, selling or trading any securities for its own or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Manager expressly represents that, while acting as Manager, it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Fund under the Agreement. It is agreed that the Manager shall have no responsibility or liability for the accuracy or completeness of the Fund's Registration Statement under the 1940 Act and the Securities Act of 1933, except for information supplied by the Manager for inclusion therein. The Manager shall promptly inform the Fund as to any information concerning the Manager appropriate for inclusion in such Registration Statement, or as to any transaction or proposed transaction, which might result in an assignment (as defined in the 1940 Act) of the Agreement. To the extent that the Manager is indemnified under the Fund's Declaration of Trust with respect to the services provided by the Manager, the Fund agrees to provide the benefits of such indemnification.

Each Fund's Advisory and Administration Agreement provides that, subject to the termination provisions described below, the Manager may at its own expense delegate to a qualified organization ("Sub-Adviser"), affiliated or not affiliated with the Manager, any or all of the above duties. Any such delegation of the duties set forth in (i), (ii) or (iii) above shall be by a written agreement (the "Sub-Advisory Agreement") approved as provided in Section 15 of the 1940 Act. With respect to Aquila Tax-Free Fund of Colorado and Aquila Narragansett Tax-Free Income Fund, the Manager has delegated all of such functions to the Sub-Adviser in the Sub-Advisory Agreement.
Each Fund's Advisory and Administration Agreement also provides that, subject to the direction and control of the Board of Trustees of the Fund, the Manager shall provide all administrative services to the Fund other than those relating to its investment portfolio which have been delegated to a Sub-Adviser of the Fund under the Sub-Advisory Agreement; as part of such administrative duties, the Manager shall:
(i) provide office space, personnel, facilities and equipment for the performance of the following functions and for the maintenance of the headquarters of the Fund;
(ii) oversee all relationships between the Fund and any sub-adviser, transfer agent, custodian, legal counsel, auditors and principal underwriter, including the negotiation of agreements in relation thereto, the supervision and coordination of the performance of such agreements, and the overseeing of all administrative matters which are necessary or desirable for the effective operation of the Fund and for the sale, servicing or redemption of the Fund's shares;
(iii) maintain the Fund's books and records, and prepare (or assist counsel and auditors in the preparation of) all required proxy statements, reports to the Fund's shareholders and Trustees, reports to and other filings with the Securities and Exchange Commission and any other governmental agencies, and tax returns, and oversee the insurance relationships of the Fund;
(iv) prepare, on behalf of the Fund and at the Fund's expense, such applications and reports as may be necessary to register or maintain the registration of the Fund and/or its shares under the securities or "Blue-Sky" laws of all such jurisdictions as may be required from time to time; and
(v) respond to any inquiries or other communications of shareholders of the Fund and broker/dealers, or if any such inquiry or communication is more properly to be responded to by the Fund's shareholder servicing and transfer agent or distributor, oversee such shareholder servicing and transfer agent's or distributor's response thereto.
In addition, the Advisory and Administration Agreement for Aquila Tax-Free Fund of Colorado provides that the Manager shall either keep the accounting records of the Fund, including the computation of net asset value per share and the dividends (provided that if there is a Sub-Adviser, daily pricing of the Fund's portfolio shall be the responsibility of the Sub-Adviser under the Sub-Advisory Agreement) or, at its expense and responsibility, delegate such duties in whole or in part to a company satisfactory to the Fund.
Each Fund's Advisory and Administration Agreement provides that any investment program furnished by the Manager shall at all times conform to, and be in accordance with, any requirements imposed by: (1) the 1940 Act and any rules or regulations in force thereunder; (2) any other applicable laws, rules and regulations; (3) the Declaration of Trust and By-Laws of the Fund as amended from time to time; (4) any policies and determinations of the Board of Trustees of the Fund; and (5) the fundamental policies of the Fund, as reflected in its registration statement under the 1940 Act or as amended by the shareholders of the Fund.

Each Fund's Advisory and Administration Agreement provides that nothing in it shall prevent the Manager or any affiliated person (as defined in the 1940 Act) of the Manager from acting as investment adviser or manager for any other person, firm or corporation and shall not in any way limit or restrict the Manager or any such affiliated person from buying, selling or trading any securities for its own or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Manager expressly represents that, while acting as Manager, it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Fund under the Agreement. It is agreed that the Manager shall have no responsibility or liability for the accuracy or completeness of the Fund's Registration Statement under the 1940 Act and the Securities Act of 1933, except for information supplied by the Manager for inclusion therein. The Manager shall promptly inform the Fund as to any information concerning the Manager appropriate for inclusion in such Registration Statement, or as to any transaction or proposed transaction which might result in an assignment (as defined in the 1940 Act) of the Agreement. To the extent that the Manager is indemnified under the Fund's Declaration of Trust with respect to the services provided by the Manager, the Manager agrees to provide the sub-adviser, if any, the benefits of such indemnification.
Each Fund's Advisory and Administration Agreement provides that the Manager shall, at its own expense, pay all compensation of Trustees, officers, and employees of the Fund who are affiliated persons of the Manager.
Each Fund's Advisory and Administration Agreement provides that the Fund bears the costs of preparing and setting in type its prospectuses, statements of additional information and reports to its shareholders, and the costs of printing or otherwise producing and distributing those copies of such prospectuses, statements of additional information and reports as are sent to its shareholders. All costs and expenses not expressly assumed by the Manager under the agreement or otherwise by the Manager, administrator or principal underwriter or by any sub-adviser shall be paid by the Fund, including, but not limited to (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of its Trustees other than those affiliated with the Manager or such sub-adviser, administrator or principal underwriter except for certain expenses of those who are officers of the Fund; (v) legal and audit expenses; (vi) custodian and transfer agent, or shareholder servicing agent, fees and expenses; (vii) expenses incident to the issuance of its shares (including issuance on the payment of, or reinvestment of, dividends); (viii) fees and expenses incident to the registration under Federal or State securities laws of the Fund or its  shares; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Fund; (x) all other expenses incidental to holding meetings of the Fund's shareholders; and (xi) such non-recurring expenses as may arise, including litigation affecting the Fund and the legal obligations for which the Fund may have to indemnify its officers and Trustees.  In addition, each Fund except for Aquila Tax-Free Fund of Colorado bears the expenses of keeping the Fund's accounting records including the computation of net asset value per share and the dividends
Each Fund's Advisory and Administration Agreement provides that it may be terminated by the Manager at any time without penalty upon giving the Fund sixty days' written notice (which notice may be waived by the Fund) and may be terminated by the Fund at any time without penalty upon giving the Manager sixty days' written notice (which notice may be waived by the Manager), provided that such termination by the Fund shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the 1940 Act) of the voting securities of the Fund outstanding and entitled to vote. The specific portions of the Advisory and Administration Agreement which relate to providing investment advisory services will automatically terminate in the event of the assignment (as defined in the 1940 Act) of the Advisory and Administration Agreement, but all other provisions relating to providing services other than investment advisory services will not terminate, provided however, that upon such an assignment: with respect to Aquila Tax-Free Trust of Arizona, the annual fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day shall be reduced to the annual rate of 0.25 of 1% of such net asset value and provided further, that for any day that the Fund pays or accrues a fee under the Distribution Plan of the Fund based upon the assets of the Fund, the annual fee shall be payable at the annual rate of 0.20 of 1% of such asset value; with respect to Aquila Tax-Free Fund of Colorado, the annual fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day shall be reduced to the annual rate of 0.30 of 1% from current fees of 0.50 of 1% of such net asset value; with respect to Aquila Churchill Tax-Free Fund of Kentucky, the annual fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day shall  be reduced to the annual rate of 0.33 of 1% of such net asset value and provided further, that for any day that the Fund pays or accrues a fee under the Distribution Plan of the Fund based upon the assets of the Fund, the annual fee shall be payable at the annual rate of 0.26 of 1% of such asset value; with respect to Aquila Narragansett Tax-Free Income Fund, the annual fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day shall be reduced to the annual rate of 0.27 of 1% of such net asset value; and with respect to Aquila Tax-Free Fund For Utah, the annual fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day shall be reduced to the annual rate of 0.27 of 1% of such net asset value.
Aquila Tax-Free Trust of Arizona:  For its services with respect to Aquila Tax-Free Trust of Arizona, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each business day at the annual rate of 0.50 of 1% of such net asset value; provided, however, that for any day that the Trust pays or accrues a fee under the Distribution Plan of the Fund based upon the assets of the Fund, the annual fee shall be payable at the annual rate of 0.40 of 1% of such net asset value.
Aquila Tax-Free Fund of Colorado: For its services with respect to Aquila Tax-Free Fund of Colorado, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.50 of 1% of net assets of the Fund.
Aquila Churchill Tax-Free Fund of Kentucky:  For its services with respect to Aquila Churchill Tax-Free Fund of Kentucky, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each business day at the annual rate of 0.50 of 1% of such net asset value; provided, however, that for any day that the Trust pays or accrues a fee under the Distribution Plan of the Fund based upon the assets of the Fund, the annual fee shall be payable at the annual rate of 0.40 of 1% of such net asset value.

Aquila Narragansett Tax-Free Income Fund: For its services with respect to Aquila Narragansett Tax-Free Income Fund, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.50 of 1% of net assets of the Fund.

Aquila Tax-Free Fund For Utah: For its services with respect to Aquila Tax-Free Fund For Utah, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.50 of 1% of net assets of the Fund.
Expense Waiver and Reimbursement - Aquila Tax-Free Fund of Colorado
The Manager has contractually undertaken to waive its fees so that management fees are equivalent to 0.48 of 1% of net assets of the Fund up to $400,000,000; 0.46 of 1%  of net assets above $400,000,000 up to $1,000,000,000; and 0.44 of 1% of net assets above $1,000,000,000 through September 30, 2019.  The Manager may not terminate the arrangement without the approval of the Board of Trustees.

Expense Waiver and Reimbursement - Aquila Narragansett Tax-Free Income Fund
The Manager has contractually undertaken to waive fees and/or reimburse Fund expenses so that total Fund expenses will not exceed 0.84% for Class A Shares, 1.68% for Class C Shares, 0.67% for Class F Shares, 1.02% for Class I Shares, 0.94% for Class T Shares and 0.69% for Class Y Shares through September 30, 2018. Beginning October 1, 2018, the Manager has contractually undertaken to waive its fees so that management fees are equivalent to 0.48 of 1% of net assets of the Fund up to $400,000,000; 0.46 of 1% of net assets above $400,000,000 up to $1,000,000,000; and 0.44 of 1% of net assets above $1,000,000,000 through September 30, 2019. The Manager may not terminate these arrangements without the approval of the Board of Trustees.
Expense Waiver and Reimbursement - Aquila Tax-Free Fund For Utah
The Manager has contractually undertaken to waive fees and/or reimburse Fund expenses so that total Fund expenses will not exceed 0.84% for Class A Shares, 1.64% for Class C Shares, 0.62% for Class F Shares, 0.89% for Class T Shares and 0.64% for Class Y Shares through September 30, 2018.  Beginning October 1, 2018, the Manager has contractually undertaken to waive its fees so that management fees are equivalent to 0.48 of 1% of net assets of the Fund up to $400,000,000; 0.46 of 1% of net assets above $400,000,000 up to $1,000,000,000; and 0.44 of 1% of net assets above $1,000,000,000 through September 30, 2019. The Manager may not terminate these arrangements without the approval of the Board of Trustees.
Sub-Advisory Agreement - Aquila Tax-Free Fund of Colorado
The services of Davidson Fixed Income Management Inc. doing business in Colorado as Kirkpatrick Pettis Capital Management, the Sub-Adviser for Aquila Tax-Free Fund of Colorado, are rendered under the Sub-Advisory Agreement between the Manager and the Sub-Adviser, which provides, subject to the control of the Board of Trustees, for investment supervision and at the Sub-Adviser's expense for pricing of the Fund's portfolio daily using a pricing service or other source of pricing information satisfactory to the Fund and, unless otherwise directed by the Board of Trustees, for pricing of the Fund's portfolio at least quarterly using another such source satisfactory to the Fund.
The Sub-Advisory Agreement provides that any investment program furnished by the Sub-Adviser shall at all times conform to, and be in accordance with, any requirements imposed by: (1) the 1940 Act and any rules or regulations in force thereunder; (2) any other applicable laws, rules and regulations; (3) the Declaration of Trust and By-Laws of the Fund as amended from time to time; (4) any policies and determinations of the Board of Trustees of the Fund; and (5) the fundamental policies of the Fund, as reflected in its registration statement under the  1940 Act or as amended by the shareholders of the Fund.
The Sub-Advisory Agreement provides that the Sub-Adviser shall give to the Manager, and to the Fund the benefit of its best judgment and effort in rendering services thereunder, but the Sub-Adviser shall not be liable for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon (i) its own investigation and research or (ii) investigation and research made by any other individual, firm or corporation, if such purchase, sale or retention shall have been made and such other individual, firm or corporation shall have been selected in good faith by the Sub-Adviser.
The Sub-Advisory Agreement provides that nothing in it shall prevent the Sub-Adviser or any affiliated person (as defined in the 1940 Act) of the Sub-Adviser from acting as investment adviser or manager for any other person, firm or corporation and shall not in any way limit or restrict the Sub-Adviser or any such affiliated person from buying, selling or trading any securities for its own or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Sub-Adviser expressly represents that, while acting as Sub-Adviser, it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Fund under the Agreement. It is agreed that the Sub-Adviser shall have no responsibility or liability for the accuracy or completeness of the Fund's Registration Statement under the 1940 Act and the Securities Act of 1933, except for information supplied by the Sub-Adviser for inclusion therein. The Sub-Adviser shall promptly inform the Fund as to any information concerning the Sub-Adviser appropriate for inclusion in such Registration Statement, or as to any transaction or proposed transaction which might result in an assignment (as defined in the 1940 Act) of the Agreement. To the extent that the Manager is indemnified under the Fund's Declaration of Trust with respect to the services provided by the Sub-Adviser, the Manager agrees to provide the Sub-Adviser the benefits of such indemnification.
The Sub-Advisory Agreement contains provisions regarding brokerage described below under "Brokerage Allocation and Other Practices."
The Sub-Advisory Agreement provides that the Sub-Adviser agrees to maintain, and to preserve for the periods prescribed, such books and records with respect to the portfolio transactions of the Fund as are required by applicable law and regulation, and agrees that all records which it maintains for the Fund on behalf of the Manager shall be the property of the Fund and shall be surrendered promptly to the Fund or the Manager upon request. The Sub-Adviser agrees to furnish to the Manager and to the Board of Trustees of the Fund such periodic and special reports as each may reasonably request.
The Sub-Advisory Agreement provides that the Sub-Adviser shall bear all of the expenses it incurs in fulfilling its obligations under the Agreement. In particular, but without limiting the generality of the foregoing: the Sub-Adviser shall furnish the Fund, at the Sub-Adviser's expense, all office space, facilities, equipment and clerical personnel necessary for carrying out its duties under the Agreement. The Sub-Adviser shall supply, or cause to be supplied, to any investment adviser, administrator or principal underwriter of the Fund all necessary financial information in connection with such adviser's, administrator's or principal underwriter's duties under any agreement between such adviser, administrator or principal underwriter and the Fund. The Sub-Adviser will also pay all compensation of the Fund's officers, employees, and Trustees, if any, who are affiliated persons of the Sub-Adviser.
The Sub-Advisory Agreement provides that it shall, unless terminated as therein provided, continue in effect  from year to year so long as such continuance is specifically approved at least annually (1) by a vote of the Fund's Board of Trustees, including a vote of a majority of the Trustees who are not parties to the Agreement or "interested persons" (as defined in the  1940 Act) of any such party, with votes cast in person at a meeting called for the purpose of voting on such approval, or  (2) by a vote of the holders of a "majority" (as so defined) of the dollar value of the outstanding voting securities of the Fund and by such a vote of the Trustees.
The Sub-Advisory Agreement provides that it may be terminated by the Sub-Adviser at any time without penalty upon giving the Manager and the Fund sixty days' written notice (which notice may be waived). It may be terminated by the Manager or the Fund at any time without penalty upon giving the Sub-Adviser sixty days' written notice (which notice may be waived by the Sub-Adviser), provided that such termination by the Manager or the Fund shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the 1940 Act) of the dollar value of the voting securities of the Fund outstanding and entitled to vote. The Sub-Advisory Agreement will automatically terminate in the event of its assignment (as defined in the 1940 Act) or the termination of the Investment Advisory Agreement.

For its services, the Sub-Adviser is entitled to receive a fee from the Manager which is payable monthly and computed on the net asset value of Aquila Tax-Free Fund of Colorado as of the close of business each business day at the annual rates of 0.20 of 1% of such net asset value.  The Sub-Adviser has contractually undertaken to waive its fees so that sub-advisory fees are equivalent to 0.18 of 1% of net assets of the Fund up to $400,000,000; 0.16 of 1% of net assets above $400,000,000 up to $1,000,000,000; and 0.14 of 1% of net assets above $1,000,000,000.  This contractual undertaking is in effect until September 30, 2019.
Sub-Advisory Agreement - Aquila Narragansett Tax-Free Income Fund
The services of Citizens Investment Advisors, the Sub-Adviser for Aquila Narragansett Tax-Free Income Fund, are rendered under the Sub-Advisory Agreement between the Manager and the Sub-Adviser, which provides, subject to the control of the Board of Trustees, for investment supervision and at the Sub-Adviser's expense for pricing of the Fund's portfolio daily using a pricing service or other source of pricing information satisfactory to the Fund and, unless otherwise directed by the Board of Trustees, for pricing of the Fund's portfolio at least quarterly using another such source satisfactory to the Fund.
The Sub-Advisory Agreement provides that any investment program furnished by the Sub-Adviser shall at all times conform to, and be in accordance with, any requirements imposed by: (1) the 1940 Act and any rules or regulations in force thereunder; (2) any other applicable laws, rules and regulations; (3) the Declaration of Trust and By-Laws of the Fund as amended from time to time; (4) any policies and determinations of the Board of Trustees of the Fund; and (5) the fundamental policies of the Fund, as reflected in its registration statement under the  1940 Act or as amended by the shareholders of the Fund.
The Sub-Advisory Agreement provides that the Sub-Adviser shall give to the Manager, and to the Fund the benefit of its best judgment and effort in rendering services thereunder, but the Sub-Adviser shall not be liable for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon (i) its own investigation and research or (ii) investigation and research made by any other individual, firm or corporation, if such purchase, sale or retention shall have been made and such other individual, firm or corporation shall have been selected in good faith by the Sub-Adviser.
Nothing therein contained shall, however, be construed to protect the Sub-Adviser against any liability to the Fund or its security holders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.
The Sub-Advisory Agreement provides that nothing in it shall prevent the Sub-Adviser or any affiliated person (as defined in the 1940 Act) of the Sub-Adviser from acting as investment adviser or manager for any other person, firm or corporation and shall not in any way limit or restrict the Sub-Adviser or any such affiliated person from buying, selling or trading any securities for its own or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Sub-Adviser expressly represents that, while acting as Sub-Adviser, it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Fund under the Agreement. It is agreed that the Sub-Adviser shall have no responsibility or liability for the accuracy or completeness of the Fund's Registration Statement under the 1940 Act and the Securities Act of 1933, except for information supplied by the Sub-Adviser for inclusion therein. The Sub-Adviser shall promptly inform the Fund as to any information concerning the Sub-Adviser appropriate for inclusion in such Registration Statement, or as to any transaction or proposed transaction which might result in an assignment (as defined in the 1940 Act) of the Agreement. To the extent that the Manager is indemnified under the Fund's Declaration of Trust with respect to the services provided by the Sub-Adviser, the Manager agrees to provide the Sub-Adviser the benefits of such indemnification.
The Sub-Advisory Agreement provides that the Sub-Adviser agrees to maintain, and to preserve for the periods prescribed, such books and records with respect to the portfolio transactions of the Fund as are required by applicable law and regulation, and agrees that all records which it maintains for the Fund on behalf of the Manager shall be the property of the Fund and shall be surrendered promptly to the Fund or the Manager upon request. The Sub-Adviser agrees to furnish to the Manager and to the Board of Trustees of the Fund such periodic and special reports as each may reasonably request.
The Sub-Advisory Agreement provides that the Sub-Adviser shall bear all of the expenses it incurs in fulfilling its obligations under the Agreement. In particular, but without limiting the generality of the foregoing: the Sub-Adviser shall furnish the Fund, at the Sub-Adviser's expense, all office space, facilities, equipment and clerical personnel necessary for carrying out its duties under the Agreement. The Sub-Adviser shall supply, or cause to be supplied, to any investment adviser, administrator or principal underwriter of the Fund all necessary financial information in connection with such adviser's, administrator's or principal underwriter's duties under any agreement between such adviser, administrator or principal underwriter and the Fund. The Sub-Adviser at its expense will provide for pricing of the Fund's portfolio daily using a pricing service or other source of pricing information satisfactory to the Fund and, unless otherwise directed by the Board of Trustees, will provide for pricing of the Fund's portfolio at least quarterly using another such source satisfactory to the Fund. The Sub-Adviser at its expense will provide for pricing of the Fund's portfolio daily using a pricing service or other source of pricing information satisfactory to the Fund and, unless otherwise directed by the Board of Trustees, will provide for pricing of the Fund's portfolio at least quarterly using another such source satisfactory to the Fund. The Sub-Adviser will also pay all compensation of the Fund's officers, employees, and Trustees, if any, who are affiliated persons of the Sub-Adviser.
The Sub-Advisory Agreement provides that it shall, unless terminated as therein provided, continue in effect  from year to year so long as such continuance is specifically approved at least annually (1) by a vote of the Fund's Board of Trustees, including a vote of a majority of the Trustees who are not parties to the Agreement or "interested persons" (as defined in the  1940 Act) of any such party, with votes cast in person at a meeting called for the purpose of voting on such approval, or  (2) by a vote of the holders of a "majority" (as so defined) of the dollar value of the outstanding voting securities of the Fund and by such a vote of the Trustees.
The Sub-Advisory Agreement provides that it may be terminated by the Sub-Adviser at any time without penalty upon giving the Manager and the Fund sixty days' written notice (which notice may be waived). It may be terminated by the Manager or the Fund at any time without penalty upon giving the Sub-Adviser sixty days' written notice (which notice may be waived by the Sub-Adviser), provided that such termination by the Manager or the Fund shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the 1940 Act) of the dollar value of the voting securities of the Fund outstanding and entitled to vote. The Sub-Advisory Agreement will automatically terminate in the event of its assignment (as defined in the 1940 Act) or the termination of the Investment Advisory Agreement.
For its services, the Sub-Adviser is entitled to receive a fee from the Manager which is payable monthly and computed on the net asset value of the Fund as of the close of business each business day at the annual rates of 0.23 of 1% of such net asset value.

Sub-Advisory Fees
Aquila Tax-Free Fund of Colorado
During the fiscal years listed, the Manager accrued sub-advisory fees to the Sub-Adviser as follows:

Year	Fee	Waivers
2018	$617,003	$61,700

2017	$642,524	$64,952
2016	$597,504	$59,746

Aquila Narragansett Tax-Free Income Fund
During the fiscal years listed, the Manager accrued sub-advisory fees to the Sub-Adviser as follows:

Year	Fee	Waivers
2018	$555,859	$108,753

2017	$545,362	$106,701
2016	$581,521	$113,776

Information about the Manager and the Sub-Adviser
The Funds' Manager is a wholly-owned subsidiary of Aquila Management Corporation ("AMC"), founder and sponsor of each fund in the Aquila Group of Funds.  As of June 30, 2018, the Aquila Group of Funds consisted of seven tax-free municipal bond funds, a high income corporate bond fund and an equity fund, with aggregate assets of approximately $3.3 billion, of which approximately $2.7 billion consisted of assets of the tax-free municipal bond funds. AMC's address is the same as that of the Manager.  AMC was founded in 1984 and is owned by Diana P. Herrmann and members of her family.  Ms. Herrmann is Vice Chair, a Trustee and the President of the Trust and Vice Chair and Chief Executive Officer of AMC.  Performance of the Advisory and Administration Agreement is guaranteed by AMC.
Davidson Fixed Income Management Inc. is a registered investment adviser that does business in Colorado and Oregon as Kirkpatrick Pettis Capital Management. The Sub-Adviser provides a wide range of fixed-income investment management services for organizations including non-profit entities, higher education institutions, state governments, school districts, and all levels of local government.  The Sub-Adviser and its predecessor companies have served as investment sub-adviser to Tax-Free Fund of Colorado since 1992. The Sub-Adviser has approximately $1.1 billion in assets under management. It has a local office at 1550 Market Street, Denver, Colorado 80202 and is a wholly-owned subsidiary of Davidson Companies, based at 8 Third Street North, Great Falls, Montana.
Citizens Investment Advisors is a department of Citizens Bank, N.A., a bank subsidiary of Citizens Financial Group, Inc. ("CFG"). CFG is a commercial bank holding company with total assets of $153.5 billion. It is headquartered in Providence, Rhode Island, and, through its subsidiaries, has 1,150 branches and nearly 17,500 employees. It operates its branch network in 11 states and has non-branch retail and commercial offices in select markets nationwide.
Additional Information About the Portfolio Managers
Aquila Tax-Free Trust of Arizona:  The portfolio management team consists of Mr. Tony Tanner, Mr. James Thompson and Mr. Royden Durham, who are responsible for the day-to-day management of the Fund. The portfolio management team also manages Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah. The portfolio managers do not manage any other investment companies, pooled investment vehicles or separate accounts.
There are in general no situations where the Fund's opportunities or the execution of its investment program may be compromised or limited by the investments of the other accounts (funds), except that there may be occurrences where a scarcity of bonds of Arizona issuers hinders the execution of the Fund's investment program.
The portfolio managers are each employed and compensated by the Manager, not the Fund.  They receive a fixed salary, with a discretionary bonus.  Their compensation is not performance-based.  Like all of the Manager's employees, they are eligible to participate in the Manager's 401(k) Plan and are participants in the Manager's Employee Stock Ownership Plan. The Manager's overall compensation and benefits program is designed to attract and retain highly qualified investment management professionals and to motivate such individuals to align their interests with those of the Fund's shareholders.  Mr. Tanner owns securities of the Fund in the range of $10,001 - $50,000.  Mr. Durham and Mr. Thompson each own shares of the Fund in the range of $1 - $10,000.

Aquila Tax-Free Fund of Colorado: The Fund's portfolio manager is Mr. Christopher B. Johns.  He manages the Fund and Aquila Tax-Free Trust of Oregon, another fund in the Aquila Group of Funds with assets under management of approximately $627 million as of March 31, 2018.  Mr. Johns manages no other investment companies and no other pooled investment vehicles. He manages 8 other accounts with assets totaling approximately $180 million as of March 31, 2018, which do not pay him performance-based compensation.  His compensation is a fixed salary plus bonus, which is calculated on a fixed percentage of annual fee revenue received by the Sub-Adviser. He receives no compensation from the Fund or the Fund's investment adviser.
There are in general no situations where the Fund's opportunities or the execution of its investment program may be compromised or limited by the investments of the other accounts, except that there may be occurrences where a scarcity of bonds of Colorado issuers hinders the execution of the Fund's investment program – a factor that affects all accounts sharing the same investment strategy.  In such situations, the Sub-Adviser is bound to allocate trades fairly among all such accounts, adhering to its policies and procedures on trade allocation, its Code of Ethics and applicable compliance procedures.  In addition, the minimum block sizes and maturity requirements of purchases for the Fund typically differ from the investment requirements of other accounts managed by the portfolio manager.
Mr. Johns owns securities of the Fund in the range of $100,001 - $500,000.

Aquila Churchill Tax-Free Fund of Kentucky:   The portfolio management team consists of Mr. Royden Durham, Mr. Tony Tanner, and Mr. James Thompson, who are responsible for the day-to-day management of the Fund. The portfolio management team also manages Aquila Tax-Free Trust of Arizona and Aquila Tax-Free Fund For Utah. The portfolio managers do not manage any other investment companies, pooled investment vehicles or separate accounts.
There are in general no situations where the Fund's opportunities or the execution of its investment program may be compromised or limited by the investments of the other accounts (funds), except that there may be occurrences where a scarcity of bonds of Kentucky issuers hinders the execution of the Fund's investment program.
The portfolio managers are each employed and compensated by the Manager, not the Fund.  They receive a fixed salary, with a discretionary bonus.  Their compensation is not performance-based.  Like all of the Manager's employees, they are eligible to participate in the Manager's 401(k) Plan and are participants in the Manager's Employee Stock Ownership Plan.  The Manager's overall compensation and benefits program is designed to attract and retain highly qualified investment management professionals and to motivate such individuals to align their interests with those of the Fund's shareholders. Mr. Durham owns securities of the Fund in the range of $10,001 - $50,000.  Mr. Tanner and Mr. Thompson each own shares of the Fund in the range of $1 - $10,000.
Aquila Narragansett Tax-Free Income Fund: Mr. Jeffrey K. Hanna is the portfolio manager responsible for the day-to-day management of the Fund.
Mr. Hanna also manages approximately 140 other relationships, with aggregate assets of $762,582,533 at May 31, 2018. Mr. Hanna does not manage other investment company portfolios or pooled investment vehicles.
The compensation paid by the clients varies, based on the type of account and services provided, and, in some situations, it is individually negotiated.  Generally, compensation by these clients and the funds is computed as a percentage of assets under management.  No account or fund has performance based fees.
There are in general no situations where the Fund's opportunities or the execution of its investment program may be compromised or limited by the investments of the other accounts, except that there may be occurrences where a scarcity of bonds of Rhode Island issuers hinders the execution of the Fund's investment program.  The minimum block sizes and maturity requirements of purchases for the Fund typically differ from the investment requirements of other accounts managed by the portfolio manager.
Mr. Hanna is employed and compensated by Citizens Bank, N.A., of which the Sub-Adviser is a department.  As of May 31, 2018, Mr. Hanna received fixed compensation not based upon the value of assets or the investment performance of the Fund and accounts that he manages.  Mr. Hanna may be eligible to receive a bonus which is not dependent upon the value of assets or the performance of the Fund or the performance of other accounts he manages.  The method of determining compensation of the portfolio manager is the same for the Fund as for all other accounts he manages.
In addition, as of May 31, 2018, Mr. Hanna's compensation included a participation in the Bank's Retirement Savings Plan.  Like all employees of the Bank, Mr. Hanna is eligible to participate in the Bank's Retirement Savings Plan and Employee Stock Purchase Plan.  Under the Retirement Savings Plan, various types of contributions are made for employees by the Bank including profit sharing, value sharing, and matching contributions.

Currently, Mr. Hanna has an interest or owns securities of the Fund in the range of $10,001 - $50,000.
Aquila Tax-Free Fund For Utah:  The portfolio management team consists of Mr. James Thompson, Mr. Royden Durham and Mr. Tony Tanner, who are responsible for the day-to-day management of the Fund. The portfolio management team also manages Aquila Tax-Free Trust of Arizona and Aquila Churchill Tax-Free Fund of Kentucky. The portfolio managers do not manage any other investment companies, pooled investment vehicles or separate accounts.
There are in general no situations where the Fund's opportunities or the execution of its investment program may be compromised or limited by the investments of the other accounts (funds), except that there may be occurrences where a scarcity of bonds of Utah issuers hinders the execution of the Fund's investment program.
The portfolio managers are each employed and compensated by the Manager, not the Fund.  They receive a fixed salary, with a discretionary bonus.  Their compensation is not performance-based.  Like all of the Manager's employees, they are eligible to participate in the Manager's 401(k) Plan and are participants in the Manager's Employee Stock Ownership Plan.  The Manager's overall compensation and benefits program is designed to attract and retain highly qualified investment management professionals and to motivate such individuals to align their interests with those of the Fund's shareholders.  Mr. Thompson owns securities of the Fund in the range of $50,001 - $100,000.  Mr. Durham and Mr. Tanner each own securities of the Fund in the range of $1-$10,000.
Underwriting Commissions
During the fiscal years listed, the aggregate dollar amount of sales charges on sales of Class A shares of each Fund and the amount retained by the Distributor, respectively, were as follows:
Aquila Tax-Free Trust of Arizona
	Sales Charges	Retained by Distributor
Fiscal Year Ended March 31, 2018:
	$116,580	$21,036

Fiscal Year Ended March 31, 2017:
	$249,455	$46,503

Fiscal Year Ended March 31, 2016:
	$310,837	$63,140

During the fiscal years listed, there were no sales charges on sales of Class T shares of Aquila Tax-Free Trust of Arizona.

Aquila Tax-Free Fund of Colorado:

	Sales Charges	Retained by Distributor
Fiscal Year Ended March 31, 2018:
	$85,520	$19,413

Fiscal Year Ended March 31, 2017:
	$215,687	$43,006

Fiscal Year Ended March 31, 2016:
	$263,596	$46,398

During the fiscal years listed, there were no sales charges on sales of Class T shares of Aquila Tax-Free Fund of Colorado.
Aquila Churchill Tax-Free Fund of Kentucky:

	Sales Charges	Retained by Distributor
Fiscal Year Ended March 31, 2018:
	$134,509	$12,487

Fiscal Year Ended March 31, 2017:
	$288,223	$24,171

Fiscal Year Ended March 31, 2016:
	$330,358	$27,237

During the fiscal years listed, there were no sales charges on sales of Class T shares of Aquila Churchill Tax-Free Fund of Kentucky.
Aquila Narragansett Tax-Free Income Fund:

	Sales Charges	Retained by Distributor
Fiscal Year Ended March 31, 2018:
	$161,341	$20,097

Fiscal Year Ended March 31, 2017:
	$328,529	$35,023

Fiscal Year Ended March 31, 2016:
	$296,440	$28,090

During the fiscal years listed, there were no sales charges on sales of Class T shares of Aquila Narragansett Tax-Free Income Fund.
Aquila Tax-Free Fund For Utah:

	Sales Charges	Retained by Distributor
Fiscal Year Ended March 31, 2018:
	$222,624	$18,848

Fiscal Year Ended March 31, 2017:
	$521,349	$45,228

Fiscal Year Ended March 31, 2016:
	$280,331	$26,389

During the fiscal years listed, there were no sales charges on sales of Class T shares of Aquila Tax-Free Fund For Utah.
Class A Shares - In connection with sales of Class A Shares, the Distributor pays a portion of the sales charge on such shares to dealers in the form of discounts and to brokers in the form of agency commissions (together, "Commissions"), in amounts that vary with the size of the sales charge as follows:
Aquila Tax-Free Trust of Arizona and Aquila Tax-Free Fund of Colorado:

Amount of Purchase Plus Value of All Other Shares Held by a Single Purchaser	Sales Charge as Percentage of Public Offering Price	Commissions as Percentage of Offering Price

Less than $25,000	4.00%	3.00%
$25,000 but less than $50,000	3.75%	3.00%
$50,000 but less than $100,000	3.50%	2.75%
$100,000 but less than $250,000	3.25%	2.75%

Aquila Churchill Tax-Free Fund of Kentucky, Aquila Narragansett Tax-Free Income Fund
and Aquila Tax-Free Fund For Utah:

Amount of Purchase Plus Value of All Other Shares Held by a Single Purchaser	Sales Charge as Percentage of Public Offering Price	Commissions as Percentage of Offering Price

Less than $25,000	4.00%	3.50%
$25,000 but less than $50,000	3.75%	3.50%
$50,000 but less than $100,000	3.50%	3.25%
$100,000 but less than $250,000	3.25%	3.00%

Since the offering price is calculated to two decimal places using standard rounding methodology, the dollar amount of the sales charge as a percentage of the offering price and the net amount invested (the amount of your investment less the sales charge) for any particular purchase of Fund shares may be higher or lower due to rounding.
Class T Shares – Class T Shares may be offered by financial intermediaries with different front-end sales load structures.  Each Class T Financial Intermediary will fall into one of the Categories of Financial Intermediaries described below, based on the front-end sales load structure offered by the particular financial intermediary.  There are currently two categories of financial intermediaries (Category One Financial Intermediaries and Category Two Financial Intermediaries).  Other categories of financial intermediaries may be added in the future.  Currently, all financial intermediaries that offer Class T Shares are Category One Financial Intermediaries.
Category One Financial Intermediaries - In connection with sales of Class T Shares through a Category One Financial Intermediary, the Distributor typically pays all of the sales charge on such shares to the financial intermediary as a concession ("Commissions"), in amounts that vary with the size of the purchase as follows:

Amount of Purchase	Sales Charge as Percentage of Public Offering Price	Commissions as Percentage of Offering Price

Less than $250,000	2.50%	2.50%
$250,000 but less than $500,000	2.00%	2.00%
$500,000 but less than $1,000,000	1.50%	1.50%
$1,000,000 and over	1.00%	1.00%

Category Two Financial Intermediaries - In connection with sales of Class T Shares through a Category Two Financial Intermediary, the Distributor typically pays all of the sales charge on such shares to the financial intermediary as a concession ("Commissions") as follows:

Amount of Purchase	Sales Charge as Percentage of Public Offering Price	Commissions as Percentage of Offering Price

$0 or more	2.50%	2.50%

Since the offering price is calculated to two decimal places using standard rounding methodology, the dollar amount of the sales charge as a percentage of the offering price and the net amount invested (the amount of your investment less the sales charge) for any particular purchase of Fund shares may be higher or lower due to rounding.
Distribution Plan
Each Fund has adopted a Distribution Plan under Rule 12b-1 under the 1940 Act.  Each Fund's Distribution Plan has five parts, relating respectively to distribution payments with respect to Class A Shares (Part I), to distribution payments relating to Class C Shares (Part II), to distribution payments relating to Class I Shares (Part III) (if the Fund offers Class I Shares), to distribution payments related to Class T Shares (Part IV) and to certain defensive provisions (Part V).
For purposes of Parts I, II, III and IV, the Distributor will consider shares which are not Qualified Holdings of broker/dealers unaffiliated with the Manager, Sub-Adviser or Distributor to be Qualified Holdings of the Distributor and will authorize Permitted Payments to the Distributor with respect to such shares whenever Permitted Payments are being made under the Plan.
Provisions Relating to Class A Shares(Part I)
Part I of the Plan applies only to the Front-Payment Class Shares ("Class A Shares") of each Fund (regardless of whether such class is so designated or is redesignated by some other name).
As used in Part I of the Plan, "Qualified Recipients" shall mean broker/dealers or others selected by Aquila Distributors LLC (the "Distributor"), including but not limited to any principal underwriter of the Fund, with which the Fund or the Distributor has entered into written agreements in connection with Part I ("Class A Plan Agreements") and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund's Front-Payment Class Shares or servicing of shareholder accounts with respect to such shares.  "Qualified Holdings" shall mean, as to any Qualified Recipient, all Front-Payment Class Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.
Subject to the direction and control of the Fund's Board of Trustees, the Fund may make payments ("Class A Permitted Payments") to Qualified Recipients, which Class A Permitted Payments may be made  directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), up to 0.15 of 1% of the average annual net assets of Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Aquila Churchill Tax-Free Fund of Kentucky and Aquila Narragansett Tax-Free Income Fund

represented by the Front-Payment Class Shares, and up to 0.20 of 1% of the average annual net assets of Aquila Tax-Free Fund For Utah represented by the Front-Payment Class Shares. Such payments shall be made only out of the Fund's assets allocable to the Front-Payment Class Shares. With respect to Aquila Tax-Free Fund of Colorado, the Board of Trustees has approved payments under this Part of the Distribution Plan at the annual rate of 0.05 of 1% of all of the average annual net assets of the Fund represented by the Front-Payment Shares class of shares.
The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) as to the amount of Class A Permitted Payments, if any, to each Qualified Recipient provided that the total Class A Permitted Payments to all Qualified Recipients do not exceed the amount set forth above.  The Distributor is authorized, but not directed, to take into  account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Front-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of a Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of a Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to its shareholders; receiving, tabulating and transmitting to the Fund proxies executed by shareholders with respect to meetings of shareholders of a Fund; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.
While Part I is in effect, the Funds' Distributor shall report at least quarterly to the Funds' Trustees in writing for their review on the following matters: (i) all Class A Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund paid to the Manager, Sub-Adviser or Distributor or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Fund, Manager, Sub-Adviser or Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.
Part I will, unless terminated as hereinafter provided, continue in effect from year to year so long as such continuance is specifically approved at least annually by each Fund's Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance.  Part I may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Fund to which Part I applies.  Part I may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part I, and all material amendments must be approved by each Fund's Trustees and its Independent Trustees in the manner set forth above.
In the case of a Qualified Recipient which is a principal underwriter of a Fund, the Class A Plan Agreement shall be the agreement contemplated by Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Fund, the Class A Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Fund's Distribution Plan in effect prior to April 1, 1996 or (ii) Class A Plan Agreements entered into thereafter.
Provisions Relating to Class C Shares (Part II)
Part II of the Plan applies only to the Level-Payment Class Shares ("Class C Shares") of each Fund (regardless of whether such class is so designated or is redesignated by some other name).
As used in Part II of the Plan, "Qualified Recipients" shall mean broker/dealers or others selected by the Distributor, including but not limited to any principal underwriter of a Fund, with which the Fund or the Distributor has entered into written agreements in connection with Part II ("Class C Plan Agreements") and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund's Level-Payment Class Shares or servicing of shareholder accounts with respect to such shares. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Level-Payment Class Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.
Subject to the direction and control of the Fund's Board of Trustees, each Fund may make payments ("Class C Permitted Payments") to Qualified Recipients, which Class C Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under  the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.75 of 1% of the average annual net assets of the Fund represented by the Level-Payment Class Shares. Such payments shall be made only out of the Fund's assets allocable to the Level-Payment Class Shares. The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) as to the amount of Class C Permitted Payments, if any, to each Qualified Recipient provided that the total Class C Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Level-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to its shareholders; receiving, tabulating and transmitting to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.
While Part II is in effect, the Funds' Distributor shall report at least quarterly to the Funds' Trustees in writing for their review on the following matters:  (i) all Class C Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund paid to the Manager, Sub-Adviser or Distributor or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Funds, Manager, Sub-Adviser or Distributor such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Funds an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.
Part II will, unless terminated as therein provided, continue in effect from year to year  so long as such continuance is specifically approved at least annually by each Fund's Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance.  Part II may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Fund to which Part II applies.  Part II may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part II, and all material amendments must be approved by each Fund's Trustees and its Independent Trustees in the manner set forth above.
In the case of a Qualified Recipient which is a principal underwriter of a Fund, the Class C Plan Agreement shall be the agreement contemplated by Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Fund, the Class C Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Fund's Distribution Plan in effect prior to April 1, 1996 or (ii) Class C Plan Agreements entered into thereafter.
Provisions Relating to Class I Shares (Part III) (Aquila Churchill Tax-Free Fund of Kentucky and Aquila Narragansett Tax-Free Income Fund only)
Part III of the Plan applies only to the Financial Intermediary Class Shares ("Class I Shares") of Aquila Churchill Tax-Free Fund of Kentucky and Aquila Narragansett Tax-Free Income Fund (regardless of whether such class is so designated or is redesignated by some other name).
As used in Part III of the Plan, "Qualified Recipients" shall mean broker/dealers or others selected by the Distributor, including but not limited to any principal underwriter of a Fund, with which the Fund or the Distributor has entered into written agreements in connection with Part III ("Class I Plan Agreements") and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund's Class I Shares or servicing of shareholder accounts with respect to such shares. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Class I Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.
Subject to the direction and control of the Fund's Board of Trustees, each Fund may make payments ("Class I Permitted Payments") to Qualified Recipients, which Class I Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets of the Fund represented by Class I Shares.  A distribution fee of up to 0.15 of 1% of the average annual net assets of each Fund represented by Class I Shares is currently authorized by the Trustees.  Such payments shall be made only out of a Fund's assets allocable to Class I Shares. The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) as to the amount of Class I Permitted Payments, if any, to each Qualified Recipient provided that the total Class I Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Class I Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to its shareholders; receiving, tabulating and transmitting to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.
While Part III is in effect, the Funds' Distributor shall report at least quarterly to the Funds' Trustees in writing for their review on the following matters: (i) all Class I Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund paid to the Manager, Sub-Adviser or Distributor or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Funds, Manager, Sub-Adviser or Distributor such person shall agree to furnish to the

Distributor for transmission to the Board of Trustees of the Funds an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.
Part III will, unless terminated as thereinafter provided, continue in effect from year to year so long as such continuance is specifically approved at least annually by each Fund's Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. Part III may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Fund to which Part III applies. Part III may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part III, and all material amendments must be approved by each Fund's Trustees and its Independent Trustees in the manner set forth above.
In the case of a Qualified Recipient which is a principal underwriter of a Fund, the Class I Plan Agreement shall be the agreement contemplated by Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Fund, the Class I Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Fund's Distribution Plan in effect prior to April 1, 1996 or (ii) Class I Plan Agreements entered into thereafter.
Provisions Relating to Class T Shares (Part IV)
Part IV of the Plan applies only to the Transactional Class Shares ("Class T Shares") of each Fund (regardless of whether such class is so designated or is redesignated by some other name).
As used in Part IV of the Plan, "Qualified Recipients" shall mean broker/dealers or others selected by Aquila Distributors LLC (the "Distributor"), including but not limited to any principal underwriter of the Fund, with which the Fund or the Distributor has entered into written agreements in connection with Part IV ("Class T Plan Agreements") and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund's Class T Shares or servicing of shareholder accounts with respect to such shares.  "Qualified Holdings" shall mean, as to any Qualified Recipient, all Class T Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.
Subject to the direction and control of the Fund's Board of Trustees, the Fund may make payments ("Class T Shares Permitted Payments") to Qualified Recipients, which Class T Shares Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), for each Fund, 0.25 of 1% of the average annual net assets of the Fund represented by Class T Shares. Such payments shall be made only out of a Fund's assets allocable to Class T Shares.
The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) as to the amount of Class T Permitted Payments, if any, to each Qualified Recipient provided that the total Class T Permitted Payments to all Qualified Recipients do not exceed the amount set forth above.  The Distributor is authorized, but not directed, to take into  account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Class T Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of a Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of a Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to its shareholders; receiving, tabulating and transmitting to the Fund proxies executed by shareholders with respect to meetings of shareholders of a Fund; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.
While Part IV is in effect, the Funds' Distributor shall report at least quarterly to the Funds' Trustees in writing for their review on the following matters:  (i) all Class T Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund paid to the Manager, Sub-Adviser or Distributor or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Fund, Manager, Sub-Adviser or Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.
Part IV will, unless terminated as hereinafter provided, continue in effect from year to year so long as such continuance is specifically approved at least annually by each Fund's Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance.  Part IV may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Fund to which Part IV applies.  Part IV may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part IV, and all material amendments must be approved by each Fund's Trustees and its Independent Trustees in the manner set forth above.
In the case of a Qualified Recipient which is a principal underwriter of a Fund, the Class T Plan Agreement shall be the agreement contemplated by Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Fund, the Class T Plan Agreements with them shall be their agreements with the Distributor with respect to payments under the Fund's Distribution Plan.

Defensive Provisions (Part V)
Another part of each Plan (Part V) states that if and to the extent that any of the payments listed below are considered to be "primarily intended to result in the sale of" shares issued by a Fund within the meaning of Rule 12b-1, such payments are authorized under the Plan: (i) the costs of the preparation of all reports and notices to shareholders and the costs of printing and mailing such reports and notices to existing shareholders, irrespective of whether such reports or notices contain or are accompanied by material intended to result in the sale of shares of the Fund or other funds or other investments; (ii) the costs of the preparation and setting in type of all prospectuses and statements of additional information and the costs of printing and mailing all prospectuses and statements of additional information to existing shareholders; (iii) the costs of preparation, printing and mailing of any  proxy statements and proxies, irrespective of whether any such proxy statement includes any item relating to, or directed toward, the sale of the Fund's shares; (iv) all legal and accounting fees relating to the preparation of any such reports, prospectuses, statements of additional information, proxies and proxy statements; (v) all fees and expenses relating to the registration or qualification of the Fund and/or its shares under the securities or "Blue-Sky" laws of any jurisdiction; (vi) all fees under the Securities Act of 1933 and the 1940 Act, including fees in connection with any application for exemption relating to or directed toward the sale of the Fund's shares; (vii) all fees and assessments of the Investment Company Institute or any successor organization, irrespective of whether some of its activities are designed to provide sales assistance; (viii) all costs of the preparation and mailing of confirmations of shares sold or redeemed or share certificates, and reports of share balances; and (ix) all costs of responding to telephone or mail inquiries of investors or prospective investors.
The Plan states that while it is in effect, the selection and nomination of those Trustees of a Fund who are not "interested persons" of the Fund shall be committed to the discretion of such disinterested Trustees but that nothing in the Plan shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Trustees.
The Plan defines as a Fund's Independent Trustees those Trustees who are not "interested persons" of the Fund as defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan. The Plan, unless terminated as therein provided, continues in effect from year to year only so long as such continuance is specifically approved at least annually by each Fund's Board of Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. In voting on the implementation or continuance of the Plan, those Trustees who vote to approve such implementation or continuance must conclude that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Fund. The Plan may not be amended to increase materially the amount of payments to be made without shareholder approval and all amendments must be approved in the manner set forth above as to continuance of the Plan.
The Plan and each Part of it shall also be subject to all applicable terms and conditions of Rule 18f-3 under the 1940 Act as now in force or hereafter amended.  Specifically, but without limitation, the provisions of Part V shall be deemed to be severable, within the meaning of and to the extent required by Rule 18f-3, with respect to each outstanding class of shares of a Fund.

Payments Under the Plan
During its fiscal year ended March 31, 2018, payments were made by the Aquila Tax-Free Trust of Arizona under Part I and Part II of the Plan. All payments were to Qualified Recipients and were for compensation. No payments were made by Aquila Tax-Free Trust of Arizona under Part III of the Plan because no Class I Shares were outstanding during the fiscal year ended March 31, 2018. No payments were made under Part IV of the Plan.
During its fiscal year ended March 31, 2018, payments were made by Aquila Tax-Free Fund of Colorado under Part I and Part II of the Plan. All payments were to Qualified Recipients and were for compensation. No payments were made by Aquila Tax-Free Fund of Colorado under Part III of the Plan because no Class I Shares were outstanding during the fiscal year ended March 31, 2018. No payments were made under Part IV of the Plan.
During its fiscal year ended March 31, 2018, payments were made by Aquila Churchill Tax-Free Fund of Kentucky under Part I, Part II and Part III of the Plan.  All payments were to Qualified Recipients and were for compensation. No payments were made under Part IV of the Plan

During its fiscal year ended March 31, 2018, payments were made by Aquila Narragansett Tax-Free Income Fund under Part I, Part II and Part III of the Plan. All payments were to Qualified Recipients and were for compensation. No payments were made under Part IV of the Plan
During its fiscal year ended March 31, 2018, payments were made by Aquila Tax-Free Fund For Utah under Part I and Part II of the Plan. All payments were to Qualified Recipients and were for compensation. No payments were made under Part III of the Plan because no Class I Shares were outstanding during the fiscal year ended March 31, 2018. No payments were made under Part IV of the Plan
Payments to Qualified Recipients
During the fiscal year ended March 31, 2018, payments to Qualified Recipients by the Funds under each part of the Plan and the amounts of such payments to the Distributor and others were as follows:
Aquila Tax-Free Trust of Arizona

	To All Qualified Recipients	To the Distributor	To Other Qualified Recipients

Part I	$327,314	$28,675	$298,639
Part II	$123,585	$40,344	$83,241

Aquila Tax-Free Fund of Colorado

	To All Qualified Recipients	To the Distributor	To Other Qualified Recipients

Part I	$102,592	$5,335	$97,257
Part II	$139,049	$45,762	$93,287

Aquila Churchill Tax-Free Fund of Kentucky

	To All Qualified Recipients	To the Distributor	To Other Qualified Recipients

Part I	$263,950	$8,593	$255,357
Part II	$70,609	$22,724	$47,885
Part III	$8,011	$0	$8,011

Aquila Narragansett Tax-Free Income Fund

	To All Qualified Recipients	To the Distributor	To Other Qualified Recipients

Part I	$183,743	$12,549	$171,194
Part II	$79,882	$27,323	$52,559
Part III	$114	$0	$114

Aquila Tax-Free Fund For Utah

	To All Qualified Recipients	To the Distributor	To Other Qualified Recipients

Part I	$421,604	$16,791	$404,813
Part II	$509,700	$164,032	$345,668

No payments were made under Part IV of the Plan for any of the Funds during the fiscal year ended March 31, 2018.
All payments to Other Qualified Recipients, most of whom are broker/dealers, and to the Distributor, were for compensation. Payments with respect to Class C Shares during the first year after purchase are paid to the Distributor and thereafter to Other Qualified Recipients.
Amounts paid under the Plan as compensation to Qualified Recipients, including the Distributor, are not based on the recipient's expenses in providing distribution, retention and/or shareholder servicing assistance to the Fund and, accordingly, are not regarded as reimbursement of such expenses.
Shareholder Services Plan
Separate from the Fund's Distribution Plan, each Fund has adopted a Shareholder Services Plan (the "Services Plan") to provide for the payment with respect to Class C Shares and Class I Shares of the Fund (if the Fund offers Class I Shares) of "Service Fees" within the meaning of the Conduct Rules of the National Association of Securities Dealers (as incorporated in the rules of the Financial Industry Regulatory Authority (FINRA)). The Services Plan applies only to the Class C Shares and Class I Shares of each Fund (regardless of whether such class is so designated or is redesignated by some other name).
Provisions for Level-Payment Class Shares (Class C Shares) (Part I)
As used in Part I of each Fund's Services Plan, "Qualified Recipients" shall mean broker/dealers or others selected by the Distributor, including but not limited to the Distributor and any other principal underwriter of a Fund, who have, pursuant to written agreements with the Fund or the Distributor, agreed to provide personal services to shareholders of Level-Payment Class Shares and/or maintenance of Level-Payment Class Shares shareholder accounts. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Level-Payment Class Shares beneficially owned by such Qualified Recipient's customers, clients or other contacts. "Manager" shall mean Aquila Investment Management LLC or any successor serving as manager or administrator of the Fund.
Subject to the direction and control of each Fund's Board of Trustees, the Fund may make payments ("Service Fees") to Qualified Recipients, which Service Fees (i) may be paid directly or through the Distributor or shareholder servicing agent as disbursing agent and (ii) may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Services Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets of the Fund represented by the Level-Payment Class Shares. Such payments shall be made only out of the Fund's assets allocable to the Level-Payment Class Shares. The Distributor shall have sole authority with respect to the selection of any Qualified Recipient or Recipients and the amount of Service Fees, if any, paid to each Qualified Recipient, provided that the total Service Fees paid to all Qualified Recipients may not exceed the amount set forth above and provided, further, that no Qualified Recipient may receive more than 0.25 of 1% of the average annual net asset value of shares sold by such Recipient. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient and (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Level-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; and providing such other related services as the Distributor or a shareholder may request from time to time. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years. Service Fees with respect to Class C Shares will be paid to the Distributor.
During the fiscal year ended March 31, 2018, $41,195 was paid to the Distributor under Part I of the Plan with respect to Aquila Tax-Free Trust of Arizona; $46,350 was paid to the Distributor under Part I of the Plan with respect to Aquila Tax-Free Fund of Colorado; $23,537 was paid to the Distributor under Part I of the Plan with respect to Aquila Churchill Tax-Free Fund of Kentucky; $26,627 was paid to the Distributor under Part I of the Plan with respect to Aquila Narragansett Tax-Free Income Fund; and $169,900 was paid to the Distributor under Part I of the Plan with respect to Aquila Tax-Free Fund For Utah.
Provisions for Financial Intermediary Class Shares (Class I Shares) (Part II) (Aquila Churchill Tax-Free Fund of Kentucky and Aquila Narragansett Tax-Free Income Fund only)
As used in Part II of the Services Plan for Aquila Churchill Tax-Free Fund of Kentucky and Aquila Narragansett Tax-Free Income Fund, "Qualified Recipients" shall mean broker/dealers or others selected by the Distributor, including but not limited to the Distributor and any other principal underwriter of the Fund, who have, pursuant to written agreements with the Fund or the Distributor, agreed to provide personal services to shareholders of Financial Intermediary Class Shares, maintenance of Financial Intermediary Class Shares shareholder accounts and/or pursuant to specific agreements entering confirmed purchase orders on behalf of customers or clients. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Financial Intermediary Class Shares beneficially owned by such Qualified Recipient's customers, clients or other contacts. "Manager" shall mean Aquila Investment Management LLC or any successor serving as manager or administrator of the Fund.
Subject to the direction and control of each Fund's Board of Trustees, the Fund may make payments ("Service Fees") to Qualified Recipients, which Service Fees (i) may be paid directly or through the Distributor or shareholder servicing agent as disbursing agent and (ii) may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Services Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets of the Fund represented by the Financial Intermediary Class Shares. Such payments shall be made only out of the Fund's assets allocable to the Financial Intermediary Class Shares. The Distributor shall have sole authority with respect to the selection of any Qualified Recipient or Recipients and the amount of Service Fees, if any, paid to each Qualified Recipient, provided that the total Service Fees paid to all Qualified Recipients may not exceed the amount set forth above and provided, further, that no Qualified Recipient may receive more than 0.25 of 1% of the average annual net asset value of shares sold by such Recipient. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient and (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Financial Intermediary Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; and providing such other related services as the Distributor or a shareholder may request from time to time. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.
During the fiscal year ended March 31, 2018, payments made to Qualified Recipients under Part II of the Plan with respect to Aquila Churchill Tax-Free Fund of Kentucky's Class I Shares amounted to $20,028.  During the fiscal year ended March 31, 2018, payments made to Qualified Recipients under Part of the Plan with respect to Aquila Narragansett Tax-Free Income Fund's Class I Shares, together with amounts paid with respect to the same shares under Part III of the Fund's Distribution Plan, amounted to $335.  No Class I Shares of Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado or Aquila Tax-Free Fund For Utah were outstanding during such Funds' fiscal year ended March 31, 2018.
General Provisions
While each Fund's Services Plan is in effect, the Funds' Distributor shall report at least quarterly to the Funds' Trustees in writing for their review on the following matters:  (i) all Service Fees paid under the Services Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund paid to the Distributor or accrued during such quarter.  In addition, if any Qualified Recipient is an "affiliated person," as that term is defined in the 1940 Act, of the Fund, Manager, Sub-Adviser or Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.
Each Fund's Services Plan has been approved by a vote of the Trustees, including those Trustees who, at the time of such vote, were not "interested persons" (as defined in the 1940 Act) of the Fund and had no direct or indirect financial interest in the operation of the Services Plan or in any agreements related to the Services Plan (the "Independent Trustees"), with votes cast in person at a meeting called for the purpose of voting on the Services Plan. It will continue in effect for a period of more than one year from its original effective date only so long as such continuance is specifically approved at least annually as set forth in the preceding sentence. It may be amended in like manner and may be terminated at any time by vote of the Independent Trustees.
Each Fund's Services Plan shall also be subject to all applicable terms and conditions of Rule 18f-3 under the 1940 Act as now in force or hereafter amended.
While each Fund's Services Plan is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund, as that term is defined in the 1940 Act, shall be committed to the discretion of such disinterested Trustees. Nothing therein shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Trustees.

Codes of Ethics
Each Fund, the Manager, each Sub-Adviser, and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. The codes permit personnel of these organizations who are subject to the codes to purchase securities, including the types of securities in which the Fund invests, but only in compliance with the provisions of the codes.
Transfer Agent, Custodian and Independent Registered Public Accounting Firm
Each Fund's Shareholder Servicing Agent (transfer agent and dividend-paying agent) is BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, Massachusetts 01581.
Each Fund's Custodian, The Bank of New York Mellon, 225 Liberty Street, New York, New York 10286, is responsible for holding the Fund's assets.
Each Fund's independent registered public accounting firm, Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103, performs an annual audit of the Fund's financial statements.
Brokerage Allocation and Other Practices
During the fiscal years ended March 31, 2018, 2017 and 2016, all of the Funds' portfolio transactions were principal transactions and no brokerage commissions were paid.
The Manager or Sub-Adviser (with respect to Aquila Tax-Free Fund of Colorado and Aquila Narragansett Tax-Free Income Fund) shall select such broker/dealers ("dealers") as shall, in the Manager or Sub-Adviser's judgment, as applicable, implement the policy of the Fund to seek to achieve "best execution," i.e., prompt, efficient, and reliable execution of orders at the most favorable net price.  Municipal obligations, including state obligations, purchased and sold by a Fund are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers and banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuer of such obligations. Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market for such obligations, and the difference between the bid and asked price is customarily referred to as the spread. A Fund may also purchase municipal obligations from underwriters, and dealers in fixed-price offerings, the cost of which may include undisclosed fees and concessions to the underwriters. On occasion it may be necessary or appropriate to purchase or sell a security through a broker on an agency basis, in which case a Fund will incur a brokerage commission. In allocating transactions to dealers, the Manager or Sub-Adviser, as applicable, is authorized to consider, in determining whether a particular dealer will provide best execution, the dealer's reliability, integrity, financial condition and risk in positioning the securities involved, as well as the difficulty of the transaction in question, and thus need not pay the lowest spread or, if applicable, commission available if the Manager or Sub-Adviser, as applicable, determines in good faith that the amount of the spread or, if applicable, commission is reasonable in relation to the value of the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided by the dealer, viewed either in terms of the particular transaction or the Manager or Sub-Adviser's overall responsibilities. If, on the foregoing basis, the transaction in question could be allocated to two or more dealers, the Manager or Sub-Adviser, as applicable, is authorized, in making such allocation, to consider whether a dealer has provided such brokerage or research services. Each Fund recognizes that no dollar value can be placed on such brokerage or research services and that such brokerage or research services may or may not be useful to the Fund and may be used for the benefit of the Manager or Sub-Adviser or their other clients.
The Sub-Adviser to Aquila Tax-Free Fund of Colorado may use its affiliated broker-dealer, D.A. Davidson & Co. to execute a portion of the Fund's portfolio securities transactions.  Any such transactions are subject to compliance with the 1940 Act and with the requirement that the Sub-Adviser seek to achieve "best execution" for such transactions, as discussed above.  None of the Funds engaged in any such affiliated brokerage transactions during its fiscal years ended March 31, 2018, 2017 and 2016.
Capital Stock
The Funds offer the following classes of shares.
* Front-Payment Class Shares ("Class A Shares") are offered to investors at net asset value plus a sales charge, paid at the time of purchase, at the maximum rate of 4.0% of the public offering price, with lower rates for larger purchases including previous purchases of shares of any class of any of the funds in the Aquila Group of Funds. There is no sales charge on purchases of $250,000 or more, but redemptions of shares so purchased are generally subject to a contingent deferred sales charge ("CDSC"). Class A Shares of Aquila Tax-Free Trust of Arizona, Aquila Churchill Tax-Free Fund of Kentucky and Aquila Narragansett Tax-Free Income Fund are subject to a fee under the Fund's Distribution Plan at the rate of up to 0.15 of 1% of the average annual net assets represented by the Class A Shares.  Class A Shares of Aquila Tax-Free Fund of Colorado are subject to a fee under the Fund's Distribution Plan at the rate of up to 0.15 of 1% (currently 0.05 of 1%) of the average annual net assets  represented by the Class A Shares. Class A Shares of Aquila Tax-Free Fund For Utah are subject to a fee under the Fund's Distribution Plan at the rate of 0.20 of 1% of the average annual net assets represented by the Class A Shares .
* Level-Payment Class Shares ("Class C Shares") are offered to investors at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years after the date of purchase at the aggregate annual rate of 1% of the average annual net assets of the Class C Shares of each Fund. Six years after the date of purchase, Class C Shares are automatically converted to Class A Shares. If you redeem Class C Shares before you have held them for 12 months from the date of purchase you will pay a CDSC; this charge is 1%, calculated on the net asset value of the Class C Shares at the time of purchase or at redemption, whichever is less. There is no CDSC after Class C Shares have been held beyond the applicable period. For purposes of applying the CDSC and determining the time of conversion, the 12-month and six-year holding periods are considered modified by up to one month depending upon when during a month your purchase of such shares is made. Class C Shares are subject to a fee under each Fund's Distribution Plan at the rate of 0.75 of 1% of the average annual net assets represented by the Class C Shares and a service fee of 0.25 of 1% of such assets.
* Fiduciary Class Shares ("Class F Shares") are offered and sold only through financial intermediaries with which the Distributor has entered into sales agreements, and are not offered directly to retail customers. Class F Shares are offered at net asset value with no sales charge, no contingent deferred sales charge, and no distribution fee.
*Financial Intermediary Class Shares ("Class I Shares") (Aquila Churchill Tax-Free Fund of Kentucky and Aquila Narragansett Tax-Free Income Fund only) are offered and sold only through financial intermediaries with which Aquila Distributors LLC has entered into sales agreements, and are not offered directly to retail customers. Class I Shares of each Fund are offered at net asset value with no sales charge and no redemption fee or contingent deferred sales charge, although a financial intermediary may charge a fee for effecting a purchase or other transaction on behalf of its customers.  Class I Shares may carry a distribution fee of up to 0.25 of 1% of average annual net assets allocable to Class I Shares.  A distribution fee of up to 0.15 of 1% of such net assets is currently authorized by the Board of Trustees of each Fund.  In addition, Class I Shares of each Fund may pay a service fee of up to 0.25 of 1% of such assets.
* Transactional Class Shares ("Class T Shares") are offered to investors at net asset value plus a sales charge, paid at the time of purchase, at the maximum rate of 2.50% of the public offering price.  The sales charge for Class T Shares can vary from financial intermediary to financial intermediary.Class T Shares are subject to a fee under the Fund's Distribution Plan at the rate of 0.25 of 1% of the average annual net assets represented by the Class T Shares.  There is no exchange privilege, rights of accumulation, rights of reinstatement, or letters of intent for Class T Shares.
*Institutional Class Shares ("Class Y Shares") are offered and sold only through institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class Y Shares of each Fund are offered at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge and no distribution fee.
As an open-end management investment company, each Fund continuously offers its shares to the public and under normal conditions must redeem its shares upon the demand of any shareholder at the next determined net asset value per share less any applicable CDSC. See "Purchase, Redemption and Pricing of Shares." When issued and paid for in accordance with the terms of the prospectus and statement of additional information, shares of each Fund are fully paid and non-assessable. Shares will remain on deposit with the Funds' transfer agent and certificates are no longer issued.
Each Fund is a series of Aquila Municipal Trust, a Massachusetts business trust. The Trustees have authorized the issuance of the following classes of shares of each Fund, designated as Class A, Class C, Class F, Class I, Class T and Class Y shares. Each share of a class of a Fund represents an equal proportionate interest in the assets of the Fund allocable to that class. Upon liquidation of a Fund, shareholders of each class of the Fund are entitled to share pro rata in the Fund's net assets allocable to such class available for distribution to shareholders. The Trust reserves the right to create and issue additional series or classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.
The shares of each class of a Fund represent an interest in the same portfolio of investments of the Fund. Each class has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends by each class. Share classes have exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class.
The Funds' Declaration of Trust provides for shareholder voting as required by the 1940 Act or other applicable laws. The Funds are not required to hold an annual meeting of shareholders, but a Fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration. Shareholders are entitled to one vote for each dollar value of net asset value (number of shares owned times net asset value per share) represented by the shareholder's shares in the Funds, on each matter on which that shareholder is entitled to vote. All shareholders of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares.
The Trustees may establish the number of Trustees and that vacancies on the Board may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that a mandatory retirement age may be set by action of two-thirds of the Trustees and that Trustees may be removed from office (a) with or without cause by action of the holders of the majority of shares of the Funds present in person or by proxy at any meeting of shareholders, provided that a quorum is present or (b) for cause by action of at least two-thirds (2/3) of the remaining Trustees.  A Trustee also may be removed from office without cause by unanimous action of the remaining Trustees.
The Trustees are authorized to amend the Declaration of Trust without the vote of shareholders under certain circumstances.  However, the Trustees are required to submit a future amendment to a vote of shareholders if such a vote were required by applicable law or if the amendment diminishes or eliminates any voting rights of shareholders under the Declaration.  The Declaration provides that shareholders generally have the power to vote (a) with respect to the merger, reorganization or sale of assets of a Fund, (b) under certain circumstances, with respect to the termination of the Trust or a series or a class of the Trust, and (c) for the election or removal of Trustees.  The Trust or a series or a class of the Trust may be terminated (i) if such action is recommended by the vote of a majority of the Trustees, by vote of at least a majority of shares present in person or by proxy at any meeting of shareholders, provided that a quorum is present; or (ii) by unanimous vote of the Trustees with notice to, but without the approval of, shareholders.
Each Fund may issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the Trustees may determine.  Each Fund may involuntarily redeem a shareholder's shares upon certain conditions as may be determined by the Trustees, including, for example, if the shareholder fails to provide a Fund with identification required by law, if a Fund is unable to verify the information received from the shareholder, or if a determination is made that direct or indirect ownership of shares has become concentrated in a shareholder to an extent that would disqualify a Fund as a regulated investment company under the Code.Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.
The Declaration of Trust specifically requires shareholders, upon demand, to disclose to a Fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the Fund may disclose such ownership if required by law or regulation.
The Declaration of Trust provides that a Fund may close out a shareholder's account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the Trustees from time to time. Alternately, the Declaration of Trust permits a Fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.
The Declaration of Trust gives broad authority to the Trustees to establish additional series and classes and to determine the rights and preferences of the shares of the series and classes, and to change those rights and preferences from time to time.  The Declaration of Trust provides that shares of a series represent an interest in that series only and not in the assets of any other series or the Trust generally.

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of a Fund, may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. For shareholder protection, however, an express disclaimer of shareholder liability for acts or obligations of a Fund is contained in the Declaration of Trust, which requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a Fund or the Trustees. The Declaration of Trust provides for indemnification out of a Fund's property of any shareholder held personally liable for the obligations of the Fund. The Declaration of Trust also provides that a Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which a Fund itself would be unable to meet its obligations.
The Declaration of Trust provides that no Trustee, officer or employee of the Trust shall owe any duty, or have any related liability to any person (including without limitation any shareholder) other than to the Trust or any series of the Trust.  The Declaration of Trust provides that no Trustee, officer or employee of the Trust shall be liable to a Fund or to any shareholder for any action or failure to act except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties involved in the conduct of the individual's office, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law.  The Declaration of Trust requires the Funds to indemnify each Trustee, director, officer, employee, or agent of the Trust to the extent permitted by law against liability and against all expenses reasonably incurred in connection with any claim, action, suit or proceeding in which the Trustee, officer or employee becomes involved as a party or otherwise by virtue of being or having been such a Trustee, director, officer, employee, or agent and against amounts paid or incurred in settlement thereof.The 1940 Act currently provides that no officer or director shall be protected from liability to a Fund or shareholders for willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties of office. The Declaration of Trust extends to trustees, officers and employees of the Fund, the full protection from liability that the law allows.  The Declaration of Trust provides that the appointment, designation or identification of a Trustee as chairperson, a member of a committee, an expert, lead independent trustee, or any other special appointment, designation or identification shall not impose any heightened standard of care or liability on such Trustee.
The Declaration of Trust provides a detailed process for the bringing of derivative or direct actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction and other harm that can be caused to a Fund or its shareholders as a result of spurious shareholder demands and derivative actions.  Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on a Fund's Trustees.  The Declaration of Trust details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand.  If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Fund, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to prove to a court that the decision of the Trustees was not a good faith exercise of their business judgment on behalf of the Fund.  The Declaration of Trust further provides that shareholders owning shares representing at least 10% of the voting power of the Fund or class of shares of the Fund must join in bringing the derivative action.  If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys' fees) incurred by the Fund in connection with the consideration of the demand, if a court determines that the demand was made without reasonable cause or for an improper purpose.  If a derivative action is brought in violation of the procedures required by the Declaration of Trust, the shareholders bringing the action may be responsible for the Fund's costs, including attorneys' fees, if a court determines that the action was brought without reasonable cause or for an improper purpose.
The Declaration of Trust provides that no shareholder may bring a direct action claiming injury as a shareholder of the Trust or any series or class thereof, where the matters alleged (if true) would give rise to a claim by the Trust or by the Trust on behalf of a series or class, unless the shareholder has suffered an injury distinct from that suffered by shareholders of the Trust, or the series or class, generally.  Under the Declaration of Trust, a shareholder bringing a direct claim must be a shareholder of the series or class with respect to which the direct action is brought at the time of the injury complained of, or have acquired the shares afterwards by operation of law from a person who was a shareholder at that time.
The Declaration of Trust further provides that a Fund shall be responsible for payment of attorneys' fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys' fees that a Fund is obligated to pay shall be calculated using reasonable hourly rates.  The Declaration of Trust also requires that any direct or derivative shareholder action against or on behalf of the Trust, its trustees, officers or employees must be brought in the United States District Court for the District of Massachusetts, in Boston, Massachusetts, or if such action cannot be brought in such court, then in Massachusetts Superior Court, Business Litigation Session, in Boston, Massachusetts.  In addition, shareholders have no right to jury trial for such an action.
The Declaration of Trust also provides that shareholders have no rights, privileges, claims or remedies under any contract or agreement entered into by the Trust with any service provider or other agent or contract with the Trust, including, without limitation, any third party beneficiary rights, except as may be expressly provided in any service contract or agreement.
Purchase, Redemption, and Pricing of Shares
The following supplements the information about purchase, redemption and pricing of shares set forth in the Prospectus.
The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Specific intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load ("CDSC") waivers, which are discussed below. In all instances, it is the purchaser's responsibility to notify the Fund or the purchaser's financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from a Fund or through another intermediary to receive these waivers or discounts. Please see the section "Broker-Defined Sales Charge Waiver Policies" in the Prospectus to determine any sales charge discounts and waivers that may be available to you through your financial intermediary.
Sales Charges for Purchases of $250,000 or More of Class A Shares
You will not pay a sales charge at the time of purchase when you purchase "CDSC Class A Shares." CDSC Class A Shares include:
(i)	Class A Shares issued in a single purchase of $250,000 or more by a single purchaser; and

(ii)
Class A Shares issued when the value of the purchase, together with the value (based on purchase cost or current net asset value, whichever is higher) of shares of the Fund or any other fund in the Aquila Group of Funds that are owned by the purchaser, is $250,000 or more.

CDSC Class A Shares do not include Class A Shares purchased without a sales charge as described under "General" below.
Broker/Dealer Compensation - Class A and Class T Shares
Upon notice to all selected dealers, the Distributor may distribute up to the full amount of the applicable sales charge to broker/dealers. Under the Securities Act of 1933, broker/dealers may be deemed to be underwriters during periods when they receive all, or substantially all, of the sales charge.
Redemption of CDSC Class A Shares
Aquila Tax-Free Fund of Colorado and Aquila Narragansett Tax-Free Income Fund only:
If you redeem all or part of your CDSC Class A Shares during the four years after you purchase them, you may have to pay a special CDSC upon redemption of those shares.  CDSC Class A Shares purchased without a sales charge pursuant to a Letter of Intent are subject to the CDSC (see "Reduced Sales Charges for Certain Purchases of Class A Shares" below). The CDSC will not apply to shares acquired through the reinvestment of dividends or distributions on CDSC Class A Shares.
When a CDSC is calculated, it will be applied to the lower of the original cost of the shares being redeemed or the current market value of those shares.  Therefore, you do not pay a sales charge on amounts representing appreciation or depreciation.  The rate used to calculate the CDSC is based on the value of all shares of funds in the Aquila Group of Funds ("Aquila Fund Shares") (with the exception of Class T Shares) that you own at the time the shares being redeemed were originally purchased and will vary based on the number of years since the CDSC Class A Shares were purchased, according to the following table:

Value of All Aquila Fund Shares (with the exception of Class T Shares) at Time Shares Being Redeemed were Originally Purchased	CDSC Rate on Shares Redeemed
$250,000 and up to $2.5 million	1% on shares redeemed in years 1 & 2 0.50 of 1% on shares redeemed in years 3 & 4
Over $2.5 million and up to $5 million	0.50 of 1% on shares redeemed in year 1 0.25 of 1% on shares redeemed in year 2 0.0 on shares redeemed in years 3 & 4
Over $5 million	None
The CDSC will not apply to CDSC Class A Shares held for longer than four years.
Each time you place a request to redeem shares, the Fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge, and then will redeem shares in your account that are subject to the lowest CDSC rate, unless otherwise instructed. A series of investments may increase the total value of all shares of funds in the Aquila Group of Funds that you own so that subsequent purchases may qualify for a shorter holding period and a lower CDSC rate, as described in the table above, without altering the holding period or CDSC rate for shares acquired when the total value of Aquila Fund Shares you owned was lower.
The Fund will treat all CDSC Class A Share purchases made during a calendar month as if they were made on the first business day of that month at the average cost of all purchases made during that month. Therefore, the four-year holding period will end on the first business day of the 48th calendar month after the date of those purchases. Accordingly, the holding period may, in fact, be almost one month less than the full 48 depending on when your actual purchase was made.
Aquila Tax-Free Trust of Arizona, Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah only:
If you redeem all or part of your CDSC Class A Shares during the two years after you purchase them, you may have to pay a special CDSC upon redemption of those shares.  CDSC Class A Shares purchased without a sales charge pursuant to a Letter of Intent are subject to the CDSC (see "Reduced Sales Charges for Certain Purchases of Class A Shares" below). The CDSC will not apply to shares acquired through the reinvestment of dividends or distributions on CDSC Class A Shares.
When a CDSC is calculated, it will be applied to the lower of the original cost of the shares being redeemed or the current market value of those shares.  Therefore, you do not pay a sales charge on amounts representing appreciation or depreciation.  The rate used to calculate the CDSC is based on the value of all shares of funds in the Aquila Group of Funds ("Aquila Fund Shares") (with the exception of Class T Shares)  that you own at the time the shares being redeemed were originally purchased and will vary based on the number of years since the CDSC Class A Shares were purchased, according to the following table:

Value of All Aquila Fund Shares (with the exception of Class T Shares) at Time Shares Being Redeemed were Originally Purchased	CDSC Rate on Shares Redeemed
$250,000 and up to $2.5 million	1% on shares redeemed in years 1 & 2
Over $2.5 million and up to $5 million	0.50 of 1% on shares redeemed in year 1 0.25 of 1% on shares redeemed in year 2
Over $5 million	None

The CDSC will not apply to CDSC Class A Shares held for longer than two years.
Each time you place a request to redeem shares, the Fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge, and then will redeem shares in your account that are subject to the lowest CDSC rate, unless otherwise instructed. A series of investments may increase the total value of all shares of funds in the Aquila Group of Funds that you own so that subsequent purchases may qualify for a shorter holding period and a lower CDSC rate, as described in the table above, without altering the holding period or CDSC rate for shares acquired when the total value of Aquila Fund Shares you owned was lower.

The Fund will treat all CDSC Class A Share purchases made during a calendar month as if they were made on the first business day of that month at the average cost of all purchases made during that month. Therefore, the two-year holding period will end on the first business day of the 24th calendar month after the date of those purchases. Accordingly, the holding period may, in fact, be almost one month less than the full 24 depending on when your actual purchase was made.
All Funds:
The CDSC will be waived for:
•	Redemption following the death of the shareholder or beneficial owner.
•	Redemption by the Fund when an account falls below the minimum required account size.
•
Redemption by an investor who purchased $250,000 or more without an initial sales charge if the securities dealer of record waived or deferred its commission in connection with the purchase, with notice to the investor and the Fund at the time of purchase.

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Please see "Broker-Defined Sales Charge Waiver Policies" in the Prospectus more information.
Broker/Dealer Compensation-CDSC Class A Shares
The Distributor currently intends to pay any dealer executing a purchase of CDSC Class A Shares as follows:

Amount of Purchase	Amount Distributed to Broker/Dealer as a Percentage of Purchase Price

$250,000 but less than $2.5 million	1%

$2.5 million but less than $5 million	0.50 of 1%

$5 million or more	0.25 of 1%

Reduced Sales Charges for Certain Purchases of Class A Shares and Class T Shares
Rights of Accumulation
"Single purchasers" may qualify for a reduced sales charge in accordance with the schedule set forth in the Prospectus when making subsequent purchases of Class A Shares. A reduced sales charge applies if the cumulative value (based on purchase cost or current net asset value, whichever is higher) of shares previously purchased, together with Class A Shares of your subsequent purchase, amounts to $25,000 or more.Rights of accumulation are not available with respect to purchases of Class T Shares.

Letters of Intent
"Single purchasers" may also qualify for reduced sales charges, in accordance with the same schedule, after a written Letter of Intent (included in the New Account Application) is received by the Distributor. The Letter of Intent confirms that you intend to purchase, with a sales charge, within a thirteen-month period, Class A Shares of the Fund through a single selected dealer or the Distributor. Class A Shares of the Fund which you previously purchased, also with a sales charge, and which you still own may also be included in determining the applicable reduction. For more information, including escrow provisions, see the Letter of Intent provisions of the New Account Application.  Letters of intent are not available with respect to purchases of Class T Shares.
General
As noted above, availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Specific intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or, if applicable, CDSC waivers, from those set forth below.  Please see "Broker-Defined Sales Charge Waiver Policies" in the Prospectus more information.
Class A Shares may be purchased without a sales charge by:
*	current and former Trustees and officers of any funds in the Aquila Group of Funds;
*
the directors, managers, officers and certain employees, former employees and representatives of the Manager, the Distributor, and the sub-adviser of any  fund in the Aquila Group of Funds and the parents and/or affiliates of such companies;

*	broker dealers, their officers and employees and other investment professionals;
*	certain persons connected with firms providing legal, advertising or public relations assistance to the Funds;
*	certain family members of, and plans for the benefit of, the foregoing; and
*	plans for the benefit of trust or similar clients of banking institutions over which these institutions have full investment authority.
Purchasers must give written assurance that the purchase is for investment and that the Class A Shares will not be resold except through redemption. Since there may be tax consequences of these purchases, your tax advisor should be consulted.
Class A Shares and Class T Shares may also be issued without a sales charge in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which a Fund is a party.
Each Fund permits the sale of its Class A Shares at prices that reflect the elimination of the sales charge to investors who are members of certain qualified groups.
A qualified group is a group or association that

(i)	satisfies uniform criteria which enable the Distributor to realize economies of scale in its costs of distributing shares;
(ii)	gives its endorsement or authorization (if it is a group or association) to an investment program to facilitate solicitation of its membership by a broker or dealer; and
(iii)	complies with the conditions of purchase that make up an agreement between the Fund and the group, representative or broker or dealer.
At the time of purchase, the Distributor must receive information sufficient to permit verification that the purchase qualifies for a reduced sales charge, either directly or through a broker or dealer.
Examples of a qualified group include, but are not limited to:
*	certain wrap accounts, asset allocation programs or other fee-based arrangements for the benefit of clients of investment professionals or other financial intermediaries; and
*	certain retirement plans that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insurance companies, or serviced by recordkeepers.
Class A Shares may be purchased without a sales charge by investors who purchase shares through a self-directed brokerage account program offered by an intermediary that has entered into an agreement with the fund's distributor. Intermediaries offering such programs may or may not charge transaction fees.
Class A purchases at net asset value may be available to group employer-sponsored retirement plans. Waivers for group employer-sponsored retirement plans do not apply to traditional IRAs, Roth IRAs, SEPs, SARSEPs, SIMPLE IRAs, KEOGHs, individual 401(k) or individual 403(b) plans, or to shares held in commission-based broker-dealer accounts.
The foregoing sales charge waivers are generally available for qualified purchases through all financial intermediaries that offer shares of the Funds, except as set forth under "Broker-Defined Sales Charge Waiver Policies" in the Prospectus.
Investors may exchange securities acceptable to the Manager and Sub-Adviser (if applicable) for shares of the Fund. The Funds believe such exchange provides a means by which holders of certain securities may invest in a Fund without the expense of selling the securities in the open market. The investor should furnish, either in writing or by FAX or e-mail, to the Manager a list with a full and exact description (including CUSIP numbers) of all securities proposed for exchange. The Manager will then notify the investor as to whether the securities are acceptable and, if so, will send a letter of transmittal to be completed and signed by the investor. The Manager has the right to reject all or any part of the securities offered for exchange. The securities must then be sent in proper form for transfer with the letter of transmittal to the Custodian of the Fund's assets. The investor must certify that there are no legal or contractual restrictions on the free transfers and sale of the securities. Upon receipt by the Custodian of the securities and all required documents for transfer, the securities will be valued as of the close of business on that day in the same manner as the Fund's portfolio securities are valued each day. Shares of the Fund having an equal net asset value as of the close of the same day will be registered in the investor's name. Applicable sales charges, if any, will apply, but there is no charge for making the exchange and no brokerage commission on the securities accepted, although applicable stock transfer taxes, if any, may be deducted. The exchange of securities by the investor pursuant to this offer may constitute a taxable transaction and may result in a gain or loss for Federal income tax purposes. The tax treatment experienced by investors may vary depending upon individual circumstances. Each investor should consult a tax adviser to determine Federal, state and local tax consequences.
Additional Compensation for Financial Intermediaries
The Distributor and/or its related companies may pay compensation out of their own assets to certain broker/dealers and other financial intermediaries ("financial advisors") above and beyond sales commissions, 12b‑1 or certain service fees and certain recordkeeping/sub-transfer agency fees paid by the Funds, in connection with the sale, servicing or retention of Fund shares.  This compensation, which may be significant in dollar amounts to the Distributor and/or its related companies, could create an incentive for a financial advisor to sell Fund shares.  You should ask your financial advisor to obtain more information on how this additional compensation may have influenced your advisor's recommendation of a Fund.
Such additional compensation (which is sometimes referred to as "revenue sharing") is paid out of the Distributor's (or related company's) own resources, without additional charge to a Fund or its shareholders, although such resources may include profits derived from services provided to the Funds.  Additional cash payments may be based on a percentage of gross sales, a percentage of assets or number of accounts maintained or serviced by the financial advisor, and/or a fixed dollar amount, and is different for different financial advisors.
At its discretion, the Distributor determines whether to pay additional compensation and the amount of any such payments based on factors the Distributor deems relevant.  Factors considered by the Distributor generally include the financial advisor's reputation, training of the financial advisor's sales force, quality of service, ability to attract and retain assets for the Funds, expertise in distributing a particular class of shares of the Fund, and/or access to target markets.  The Distributor (or related companies) may pay additional compensation for services with respect to the Funds and other funds in the Aquila Group of Funds without allocation for services provided to particular funds.
Typically, additional compensation in the form of education and/or marketing support payments is made towards one or more of the following:
•	assistance in training and educating the financial advisor's personnel;
•	participation in the financial advisor's conferences and meetings;
•	advertising of the Funds' shares;
•	payment of travel expenses, including lodging, for attendance at sales seminars by qualifying registered representatives;
•	other incentives or financial assistance to financial advisors in connection with promotional, training or educational seminars or conferences;
•	shareholder education events;
•	exhibit space or sponsorships at regional or national events of financial intermediaries;
•	participation in special financial advisor programs;

•	continued availability of the Fund's shares through the financial advisor's automated trading platform;
•	access to the financial advisor's sales representatives and national sales management personnel by the Distributor or Fund representatives;
•	inclusion of the Funds and/or the Aquila Group of Funds on preferred or recommended sales lists; and
•	other comparable expenses at the discretion of the Distributor.
The financial advisors to whom the Distributor may pay, or has paid additional compensation in the form of education and/or marketing support payments since January 1, 2004, include American Enterprise Investment, Bank One Securities Corp. (now JP Morgan Chase Bank and/or JP Morgan Chase Securities), Charles Schwab & Co., Inc., DA Davidson & Co., Edward D. Jones & Co., L.P., Fidelity Brokerage Services LLC, First Federal Savings Bank, Forbes Financial, Invest Financial Corporation, J.J.B. Hilliard, W.L. Lyons Inc., Janney Montgomery Scott LLC, LPL Financial, Larry Heller & Associates,  Merrill Lynch, Morgan Keegan & Company, Inc.,  Morgan Stanley, National Financial Services LLC, Next Financial,  Pershing LLC, Preferred Financial Group, RBC Capital Markets, Raymond James and Associates, Inc., Sovereign Bank, Stifel, Nicolaus & Company, Inc., Stock Yards Bank & Trust Co., The Glenview Trust Co., The Investment Center Inc., UBS Financial Services, US Bancorp Investments, Inc., US Bank Securities, UVEST Investment Services, Inc., Voya Financial Advisors, Waddell & Reed, Wedbush Securities Inc., Wells Fargo Advisors, LLC, and Zions Investment Securities Inc.
The Distributor and/or related companies may compensate financial advisors not listed above.  The Distributor and/or related companies may enter into additional compensation arrangements or change arrangements at any time without notice.
The Distributor and/or its related companies currently compensate financial advisors on a case by case basis.  Any of the foregoing payments to be made by the Distributor may be made instead by the Manager out of its own funds, directly or through the Distributor.
Class F Shares are only available in cases where the intermediary will not receive additional compensation with respect to Class F Shares.
Automatic Withdrawal Plan (Class A Shares Only)
You may establish an Automatic Withdrawal Plan if you own or purchase Class A Shares of the Fund having a net asset value of at least $5,000. The Automatic Withdrawal Plan is not available for Class C Shares, Class F Shares, Class I Shares (if the Fund offers Class I Shares), Class T Shares or Class Y Shares.
Under an Automatic Withdrawal Plan you will receive a monthly or quarterly check in a stated amount, not less than $50. If such a plan is established, all dividends and distributions must be reinvested in your shareholder account. Redemption of shares to make payments under the Automatic Withdrawal Plan will generally give rise to a gain or loss for tax purposes. (See the Automatic Withdrawal Plan provisions of the New Account Application.)
Purchases of additional Class A Shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. Accordingly, you may not maintain an Automatic Withdrawal Plan while simultaneously making regular purchases. While an occasional lump sum  investment may be made, such investment should normally be an amount at least equal to three times the annual withdrawal or $5,000, whichever is less.
Share Certificates
The Funds no longer issues share certificates. If you own certificated shares and have lost the certificates, you may incur delay and expense when redeeming the shares.
Reinvestment Privilege (Class A and C Shares Only)
If you reinvest proceeds of a redemption of Class A or Class C Shares within 120 days of the redemption, you will not have to pay any additional sales charge on the reinvestment, and any CDSC deducted upon the redemption will be refunded. You must reinvest in the same class as the shares redeemed. You may exercise this privilege only once a year, unless otherwise approved by the Distributor.
The Distributor will refund to you any CDSC deducted at the time of redemption by adding it to the amount of your reinvestment. The Class C or CDSC Class A Shares purchased upon reinvestment will be deemed to have been outstanding from the date of your original purchase of the redeemed shares, less the period from redemption to reinvestment.
Reinvestment Privileges are not available for Class T Shares.
Exchange Privilege
Shareholders of each Fund have an exchange privilege as set forth below. Exchanges can be made among this Fund and other funds in the Aquila Group of Funds. All exchanges are subject to certain conditions described below.
Generally, you can exchange shares of any class of a Fund for shares of the same class of other funds in the Aquila Group of Funds without the payment of a sales charge or any other fee. The exchange privilege is available to Class I Shares (if the Fund offers Class I Shares) or Class Y Shares to the extent that other Aquila-sponsored funds are made available to its customers by your financial intermediary. All exchanges of Class I or Class Y Shares must be made through your financial intermediary. There is no exchange privilege for Class T Shares.  Call 800-437-1000 for more information on the exchange privilege.
Because excessive trading in Fund shares can be harmful to the Fund and its other shareholders, the right is reserved to revise or terminate the exchange privilege, to limit the number of exchanges or to reject any exchange if (i) the Fund or any of the other Funds in the Aquila Group of Funds believe that it or they would be harmed or be unable to invest effectively or (ii) it or they receive or anticipate receiving simultaneous orders that may significantly affect the Fund or any other Fund in the Aquila Group of Funds.
The following important information should be noted:
CDSCs Upon Redemptions of Shares Acquired Through Exchanges. If you exchange shares subject to a CDSC, no CDSC will be imposed at the time of exchange, but the shares you receive in exchange for them will be subject to the applicable CDSC if you redeem them before the requisite holding period (extended, if required) has expired.

If the shares you redeem would have incurred a CDSC if you had not made any exchanges, then the same CDSC will be imposed upon the redemption regardless of the exchanges that have taken place since the original purchase.
Each of the funds in the Aquila Group of Funds reserves the right to reject any exchange into its shares, if shares of the fund into which exchange is desired are not available for sale in your state of residence. The Fund may also modify or terminate this exchange privilege at any time on not less than 60 days' written notice to shareholders.
All exercises of the exchange privilege are subject to the conditions that (i) the shares being acquired are available for sale in your state of residence; (ii) the aggregate net asset value of the shares surrendered for exchange is at least equal to the minimum investment requirements of the investment company whose shares are being acquired; (iii) the ownership of the accounts from which and to which the exchange is made are identical; and (iv) the exchange privilege is available with the share class owned.
The Agent will accept telephone exchange instructions from anyone. To make a telephone exchange, telephone:
800-437-1000 toll-free
Note: The Funds, the Agent, and the Distributor will not be responsible for any losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify the identity of the caller. The Agent will request some or all of the following information: account name(s) and number, name of the caller, the social security number registered to the account and personal identification. The Agent may also record calls. You should verify the accuracy of confirmation statements immediately upon receipt.
Exchanges will be effected at the relative exchange prices of the shares being exchanged next determined after receipt by the Agent of your exchange request. The exchange prices will be the respective net asset values of the shares.
An exchange is generally treated for Federal tax purposes as a redemption and purchase of shares and will generally result in the realization of a short- or long-term capital gain or loss, depending on the value of the shares received in the exchange, the cost or other tax basis of the shares exchanged and the holding period.  Should any capital loss be realized, no representation is made as to its deductibility.
Dividends paid by a fund whose shares you receive in an exchange may be taxable to you.  You should consult your tax adviser before acquiring shares of another fund under the exchange privilege arrangement.
If you are considering an exchange into one of the other funds in the Aquila Group of Funds, you should obtain a copy of and carefully read its Prospectus.
Same Fund Exchange Privilege
Certain shareholders may be eligible to exchange their shares for a Fund's Class Y or Class T Shares. If eligible, no sales charges or other charges will apply to any such exchange. Generally, shareholders will not recognize a gain or loss for Federal income tax purposes upon such an exchange. Investors should contact their financial intermediary to learn more about the details of this privilege.

Conversion of Class C Shares
Class C Shares automatically convert to Class A Shares six years after the date of purchase.  Conversion of Class C Shares into Class A Shares will be effected at relative net asset values after the sixth anniversary of your purchase of Class C Shares, on the 15th day of the month (or the next business day thereafter), except as noted below. Accordingly, if the sixth anniversary of your purchase of Class C Shares occurs on or after the 15th day of the month, conversion will be effected on the 15th day of the following month.  Thus, the holding period applicable to your Class C Shares may be up to five weeks more than the six years depending upon when your actual purchase was made during a month. Because the per share value of Class A Shares may be higher than that of Class C Shares at the time of conversion, you may receive fewer Class A Shares than the number of Class C Shares converted. If you have made one or more exchanges of Class C Shares among the Aquila Group of Funds under the Exchange Privilege, the six-year holding period is deemed to have begun on the date you purchased your original Class C Shares of the Fund or of another of the Aquila Group of Funds.
"Transfer on Death" Registration (Not Available for Class I Shares (if the Fund offers Class I Shares) or Class Y Shares)
Each of the funds in the Aquila Group of Funds permits registration of its shares in beneficiary form, subject to the funds' rules governing Transfer on Death ("TOD") registration, if the investor resides in a state that has adopted the Uniform Transfer on Death Security Registration Act (a "TOD State"; for these purposes, Missouri is deemed to be a TOD State). This form of registration allows you to provide that, on your death, your shares are to be transferred to the one or more persons that you specify as beneficiaries. To register shares of a Fund in TOD form, complete the special TOD Registration Request Form and review the Rules Governing TOD Registration; both are available from the Agent or your broker/dealer. The Rules, which are subject to amendment upon 60 days' notice to TOD account owners, contain important information regarding TOD accounts with the Funds; by opening such an account you agree to be bound by them, and failure to comply with them may result in your shares' not being transferred to your designated beneficiaries. If you open a TOD account with the Fund that is otherwise acceptable but, for whatever reason, neither the Fund nor the Agent receives a properly completed TOD Registration Request Form from you prior to your death, the Fund reserves the right not to honor your TOD designation, in which case your account will become part of your estate.
You are eligible for TOD registration only if, and as long as, you reside in a TOD State. If you open a TOD account and your account address indicates that you do not reside in a TOD State, your TOD registration will be ineffective and the Fund may, in its discretion, either open the account as a regular (non-TOD) account or redeem your shares. Such a redemption may result in a gain or loss to you and may have tax consequences. Similarly, if you open a TOD account while residing in a TOD State and later move to a non-TOD State, your TOD registration will no longer be effective. In both cases, should you die while residing in a non-TOD State the Fund reserves the right not to honor your TOD designation. At the date of this SAI, almost all states are TOD States, but you should consult your tax advisor regarding the circumstances in your state of residence.
An investor in Class F, Class I, Class T or Class Y should discuss the availability of TOD registration with the investor's financial intermediary.
Computation of Net Asset Value

The net asset value of the shares of each Fund's classes is determined on each day that the New York Stock Exchange is open, as of the scheduled close of regular trading (normally 4:00 p.m., New York time), by dividing the value of the Fund's net assets allocable to each class by the total number of its shares of such class then outstanding.  If the New York Stock Exchange closes at another time, each Fund will calculate its net asset value as of the scheduled closing time. Portfolio securities generally are valued on the basis of market valuations furnished by a pricing service, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies to determine valuation.  Any securities or assets for which pricing services are unable to supply prices, or if the prices supplied are determined to be unreliable are valued at their fair value as determined in good faith under procedures subject to the general supervision and responsibility of the Fund's Board of Trustees.
Purchases and Redemptions of Shares
Each Fund has authorized one or more financial intermediaries to receive on its behalf purchase and redemption orders for shares of the Fund; one or more of those financial intermediaries are also authorized to designate other intermediaries to receive purchase and redemption orders on a Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized financial intermediary or, if applicable, the financial intermediary's authorized designee receives the order. Such orders will be priced at the Fund's net asset value next determined after they are received by the authorized financial intermediary or, if applicable, its authorized designee and accepted by the Fund.
Purchases and Redemptions Through Broker/Dealers
A broker/dealer may charge its customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and should be disclosed to its customers by each individual broker/dealer. These processing or service fees are typically fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and this SAI. Your broker/dealer should provide you with specific information about any processing or service fees you will be charged.
Limitation of Redemptions in Kind
Each Fund has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1 percent of the net asset value of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Net Asset Value Per Share" in the Prospectus, and such valuation will be made as of the same time the redemption price is determined.
Disclosure of Portfolio Holdings
Under Fund policies, the Manager publicly discloses the complete schedule of each Fund's portfolio holdings, as reported at the end of each calendar quarter, generally by the 15th day after the end of each calendar quarter. Such information will remain accessible until the next schedule is made publicly available.  It may also publicly disclose other portfolio holdings as of a specified date.  You may obtain a copy of each Fund's schedule of portfolio holdings for the most recently completed period by accessing the information on the Fund's website at www.aquilafunds.com.
In addition, the Manager may share a Fund's non-public portfolio holdings information with pricing services and other service providers to the Fund who require access to such information in order to fulfill their contractual duties to the Fund.  The Manager may also disclose non-public information regarding a Fund's portfolio holdings to certain mutual fund analysts and rating and tracking entities, or to other entities that have a legitimate business purpose in receiving such information on a more frequent basis.  Exceptions to the frequency and recipients of the disclosure may be made only with the advance authorization of the Funds' Chief Compliance Officer upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Fund and will be reported to the Board of Trustees at the next regularly scheduled board meeting.  Any permitted release of non-public holdings information is provided in accordance with the then-current policy on approved methods or arrangements for communicating confidential information.
Whenever portfolio holdings disclosure made pursuant to these procedures involves a possible conflict of interest between a Fund's shareholders and the Fund's Manager, Sub-Adviser (if applicable), Distributor or any affiliated person of the Fund, the disclosure may not be made unless a majority of the independent Trustees or a majority of a board committee consisting solely of independent Trustees approves such disclosure.  The Funds, the Manager and a Sub-Adviser shall not enter into any arrangement providing for the disclosure of non-public portfolio holdings information for the receipt of compensation or benefit of any kind.  Any material changes to the policies and procedures for the disclosure of portfolio holdings will be reported to the Board on at least an annual basis.
Each Fund currently provides holdings information to the following service providers with which it has ongoing relationships:
1.	Intercontinental Exchange (pricing services) on a daily basis with no lag;
2.	Tait, Weller & Baker LLP, its independent registered public accounting firm, as soon as practicable following the Fund's fiscal year-end and on an as-needed basis;
3.	Bloomberg (tracking and pricing entity) on a daily basis with no lag;
4.	Investor Tools (portfolio analytics service) on a daily basis with no lag; and
5.	Fitch Group, its financial printer, as soon as practicable following each fiscal quarter-end.
Each Fund also currently provides holdings information to Morningstar and Lipper Analytical Services (analysts, rating and tracking entities) on a quarterly basis with a 15-day lag.
Additional Tax Information
The following is a summary of certain material U.S. Federal income tax considerations affecting each Fund and its shareholders. The discussion is very general. Current and prospective shareholders are therefore urged to consult their own tax advisers with respect to the specific Federal, state, local and foreign tax consequences of investing in a Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.
Each Fund and Its Investments
Each Fund will be treated as a separate taxpayer for U.S. Federal income tax purposes.  Each Fund has elected to be treated, and intends to qualify each year, as a "regulated investment company" or "RIC" under Subchapter M of the Code. To so qualify, each Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in "qualified publicly traded partnerships" (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, securities of other regulated investment companies, U.S. Government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more "qualified publicly traded partnerships."
As a regulated investment company, a Fund will not be subject to U.S. Federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, each Fund must distribute to its shareholders at least the sum of (i) 90% of its "investment company taxable income" for the taxable year (i.e., generally, the taxable income of a RIC other than its net capital gain, plus or minus certain other adjustments) computed without regard to the dividends-paid deduction, and (ii) 90% of its net tax-exempt income for the taxable year. Each Fund will be subject to income tax at regular corporate tax rates on any taxable income or gains that it does not distribute to its shareholders.
If, for any taxable year, a Fund were to fail to qualify as a regulated investment company under the Code or were to fail to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, a Fund's distributions, to the extent derived from current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary dividend income for Federal income tax purposes. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a Fund were to fail to qualify as a regulated investment company in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Under certain circumstances, a Fund may cure a failure to qualify as a regulated investment company, but in order to do so the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets. If a Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a regulated investment company in a subsequent year.
The Code imposes a 4% nondeductible excise tax on a Fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98.2% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income that is retained by a Fund and subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. Each Fund anticipates that it will pay such dividends and will make such distributions as are necessary to avoid the application of this excise tax.
Each Fund's transactions in zero coupon securities, foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), if any, will be subject to special provisions of the Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require each Fund to "mark to market" certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause a Fund to recognize income prior to the receipt of cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. In order to distribute this income and avoid a tax on the Fund, a Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. Each Fund intends to monitor its transactions, make the appropriate tax elections and make the appropriate entries in its books and records when it acquires any zero coupon securities, foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and maintain qualification for treatment as a regulated investment company.
A Fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market rules, constructive sale rules or rules applicable to certain options, futures or forward contracts, or "appreciated financial positions" or (2) tax rules applicable to debt obligations acquired with "original issue discount," including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount. In order to distribute this income and avoid a tax on the Fund, a Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. A Fund might also meet the distribution requirements by borrowing the necessary cash, thereby incurring interest expense.
For U.S. Federal income tax purposes, net short- and long-term capital losses may generally be carried forward without limit.  Carryforwards are available to offset future net realized gains on securities transactions to the extent provided for in the Code.  Under certain circumstances, a Fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.
Aquila Tax-Free Trust of Arizona: At March 31, 2018, the Fund had no capital loss carryforwards.
Aquila Tax-Free Fund of Colorado:  At March 31, 2018, the Fund had short-term and long-term capital loss carryforwards as follows:

Post-2010 Carryforward	Character
$1,738,385	Short-term
$0	Long-term

Aquila Churchill Tax-Free Fund of Kentucky:At March 31, 2018, the Fund had no capital loss carryforwards.
Aquila Narragansett Tax-Free Income Fund: At March 31, 2018, the Fund had short-term and long-term capital loss carryforwards as follows:

Post-2010 Carryforward	Character
$795,279	Short-term
$0	Long-term

Aquila Tax-Free Fund For Utah: At March 31, 2018, the Fund had short-term and long-term capital loss carryforwards as follows:

Post-2010 Carryforward	Character
$1,258,435	Short-term
$0	Long-term

Taxation of U.S. Shareholders
Dividends and other distributions by a Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, if any dividend or distribution is declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month but is actually paid during the following January, such dividend or distribution will be deemed to have been received by each shareholder of that Fund on December 31 of the year in which the dividend was declared.
Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryforwards). If, however, a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryforwards), it will be subject to a corporate tax on the amount retained. In that event, the applicable Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. Federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the income tax paid by the Fund on the undistributed amount against their U.S. Federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. Federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.  Organizations or persons not subject to U.S. Federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by a Fund upon timely filing appropriate returns or claims for refund with the Internal Revenue Service (the "IRS").

Exempt-interest dividends paid by a Fund are exempt from regular Federal income taxes. Distributions of taxable net investment income and net realized short-term capital gains are taxable to a U.S. shareholder as ordinary income, whether paid in cash or in shares. Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, that a Fund reports as capital gain dividends are taxable as long-term capital gains, whether paid in cash or in shares, and regardless of how long a shareholder has held shares of the Fund. None of a Fund's distributions are expected to be eligible for the dividends-received deduction for corporate shareholders or for any favorable tax rate that may apply to "qualified dividend income" in the hands of an individual shareholder.
Dividends and distributions from a Fund (other than exempt-interest dividends) and net gains from redemptions of Fund shares are generally taken into account in determining a shareholder's "net investment income" for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.
Certain tax-exempt educational institutions will be subject to a 1.4% tax on net investment income.  For these purposes, certain dividends (other than exempt-interest dividends) and capital gain distributions, and certain gains from the disposition of a Fund's shares (among other categories of income), are generally taken into account in computing a shareholder's net investment income.
Distributions in excess of a Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder's basis in his or her shares of the Fund, and as a capital gain thereafter (if the shareholder holds his or her shares of the Fund as capital assets). Each shareholder who receives distributions in the form of additional shares will generally be treated for U.S. Federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholder would have received if he or she had instead elected to receive cash distributions. The shareholder's aggregate tax basis in shares of the applicable Funds will be increased by such amount.
Investors considering buying shares just prior to a capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.
Because each Fund will distribute exempt-interest dividends, interest on indebtedness incurred by shareholders, directly or indirectly, to purchase or carry shares in a Fund is not deductible for U.S. Federal income tax purposes. Investors receiving social security or railroad retirement benefits should be aware that exempt-interest dividends may, under certain circumstances, cause a portion of such benefits to be subject to Federal income tax. Furthermore, a portion of any exempt-interest dividend paid by a Fund that represents income derived from certain revenue or private activity bonds held by the Fund may not retain its tax-exempt status in the hands of a shareholder who is a "substantial user" of a facility financed by such bonds, or a "related person" thereof. Moreover, some or all of the exempt-interest dividends distributed by a Fund may be a specific preference item, or a component of an adjustment item, for purposes of the Federal alternative minimum tax.
Shareholders should consult their own tax advisors as to whether they are (i) "substantial users" with respect to a facility or "related" to such users within the meaning of the Code or (ii) subject to a Federal alternative minimum tax, the Federal "branch profits" tax, or the Federal "excess net passive income" tax.
Sales of Shares
Upon the sale or exchange of his or her shares (other than an exchange for shares of another share class of the same Fund), a shareholder will generally recognize a taxable gain or loss equal to the difference between the amount realized and his or her basis in the shares. A redemption of shares by a Fund will normally be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in a Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for U.S. Federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder (including amounts credited to the shareholder as undistributed capital gains) with respect to such shares.
If a shareholder incurs a sales charge in acquiring shares of a Fund, disposes of those shares within 90 days and then acquires, before February 1 of the calendar year following the calendar year of the disposition, shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.
If a shareholder recognizes a loss with respect to a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is so reportable does not affect the legal determination of whether the taxpayer's treatment of the loss is proper.
Backup Withholding
A Fund may be required in certain circumstances to apply backup withholding on dividends (including exempt-interest dividends), distributions and redemption proceeds payable to non-corporate shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. The backup withholding rate is currently 24%. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's U.S. Federal income tax liabilities.
Notices
Shareholders will receive, if appropriate, various written notices after the close of a Fund's taxable year regarding the U.S. Federal income tax status of certain dividends, distributions and redemption proceeds that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.
Non-U.S. Shareholders
Ordinary dividends (other than certain dividends reported by the Fund as (i) interest-related dividends, to the extent such dividends are derived from the Fund's "qualified net interest income," or (ii)

short-term capital gain dividends, to the extent such dividends are derived from the Fund's "qualified short-term gain") and certain other payments made by a Fund to non-U.S. shareholders  are generally subject to Federal withholding tax at a 30% rate or such lower rate as may be determined in accordance with any applicable treaty. "Qualified net interest income" is the Fund's net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. "Qualified short-term gain" generally means the excess of the net short-term capital gain of the Fund for the taxable year over its net long-term capital loss, if any. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or similar form certifying its entitlement to benefits under a treaty. This 30% withholding tax generally does not apply to exempt-interest dividends, capital gain dividends or redemption proceeds.  The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder's conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. Federal income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional "branch profits tax" imposed at a rate of 30% (or a lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate. Backup withholding will not be applied to payments that have already been subject to the 30% withholding tax. The 30% withholding tax generally will not apply to exempt-interest dividends, to distributions of the excess of net long-term capital gains over net short-term capital losses or to redemption proceeds.
Unless certain non-U.S. entities that hold Fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions (other than exempt-interest dividends) payable to such entities and, after December 31, 2018, to redemptions and certain capital gain dividends payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement. Shareholders should consult their own tax advisers on these matters and on state, local, foreign and other applicable tax laws.
Basis Reporting
Each Fund or your broker will report to the IRS the amount of proceeds that a shareholder receives from a redemption or exchange of Fund shares. For redemptions or exchanges of shares acquired on or after January 1, 2012, each Fund will also report the shareholder's basis in those shares and the character of any gain or loss that the shareholder realizes on the redemption or exchange (i.e., short-term or long-term), and certain related tax information. For purposes of calculating and reporting basis, shares acquired prior to January 1, 2012 and shares acquired on or after January 1, 2012 will generally be treated as held in separate accounts. If a shareholder has a different basis for different shares of a Fund held in the same account (e.g., if a shareholder purchased Fund shares held in the same account when the shares were at different prices), the Fund will calculate the basis of the share sold using its default method unless the shareholder has properly elected to use a different method. Each Fund's default method for calculating basis is the average basis method, under which the basis per share is reported as an average of the bases of the shareholder's Fund shares in the account.
Shareholders may instruct a Fund to use a method other than average basis for an account, but the application of that other method will depend on whether shares have previously been redeemed or exchanged. Shareholders who hold shares through a broker should contact the broker for further assistance or for information regarding the broker's default method for calculating basis and procedures for electing to use an alternative method. Prior to redeeming shares, shareholders should consult their tax advisers concerning the tax consequences of applying the average basis method or electing another method of basis calculation.
The foregoing is only a summary of certain material U.S. Federal income tax consequences (and, where noted, state and local tax consequences) affecting each Fund and its shareholders. Current and prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.
Underwriters
The Distributor acts as each Fund's principal underwriter in the continuous public offering of all of the Fund's classes of shares. The Distributor is not obligated to sell a specific number of shares. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities.
Payments of the amounts listed below for each of the Funds for the fiscal year ended March 31, 2018 were as follows:
Aquila Tax-Free Trust of Arizona

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation

Aquila Distributors LLC	$21,036	None	None	None*

*Amounts paid to the Distributor under the Fund's Distribution Plan are for compensation.
Aquila Tax-Free Fund of Colorado:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Aquila Distributors LLC	$19,413	None	None	None*

*Amounts paid to the Distributor under the Fund's Distribution Plan are for compensation.

Aquila Churchill Tax-Free Fund of Kentucky:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Aquila Distributors LLC	$12,487	None	None	None*

*Amounts paid to the Distributor under the Fund's Distribution Plan are for compensation.
Aquila Narragansett Tax-Free Income Fund:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Aquila Distributors LLC	$20,097	None	None	None*

*Amounts paid to the Distributor under the Fund's Distribution Plan are for compensation.
Aquila Tax-Free Fund For Utah:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Aquila Distributors LLC	$18,848	None	None	None*

*Amounts paid to the Distributor under the Fund's Distribution Plan are for compensation.
Proxy Voting Policies
Information regarding how the Funds voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available without charge (1) by calling the Fund toll-free number at 1-800-437-1000, (2) at www.aquilafunds.com, and (3) on the SEC's website at www.sec.gov. The Manager's proxy voting policies and procedures follow:
Background and Scope of Applicability:  The purposes of these proxy voting policies and procedures is to set forth the principles, guidelines and procedures by which Aquila Investment Management LLC (the "Firm" or "AIM") votes the securities for which the AIM exercises voting authority and discretion

("Proxies").Generally, Aquila Municipal Trust (the "Trust") does not purchase or hold voting securities.  As a result, it is not likely that the Trust will hold securities whose issuers issue proxies.  However, the Trust is permitted to invest in money market funds whose issuers may periodically issue proxies pursuant to requirements under the Investment Company Act of 1940.  Because of the nature of voting subject matters that might arise in the context of a money market fund proxy, AIM perceives relatively less risk with money market fund proxies in contrast to the proxies of corporate operating companies.  Accordingly, this procedure has been designed and implemented to address matters that might arise in conjunction with voting money market fund proxies.
It is the general policy of the Firm to vote on all matters presented to security holders in any money market fund proxy in which the Trust is eligible to vote, and these policies and procedures have been designed with that in mind.  However, the Firm reserves the right to abstain on any particular vote or otherwise withhold its vote on any matter if in the judgment of the Firm, the costs associated with voting such Proxy outweigh the benefits to the Trust, or if the circumstances make such an abstention or withholding otherwise advisable and in the best interests of the Trust.
In the event the Trust holds a voting security and is eligible to vote in a proxy solicitation, these Proxy Voting Policies and Procedures will be used in determining how to cast a vote, whether to abstain from casting a vote, casting actual votes, maintaining required records and publically disclosing the results of proxy voting.
Philosophy Governing Guidelines:  AIM believes that shareholders will do best investing in companies in which the interests of corporate management are properly aligned with the long term interests of shareholders.  In addition, AIM believes that investors are best served by managements and boards of directors that exhibit sound corporate governance.  AIM does not support company managements and boards of directors that attempt to enrich themselves disproportionately at the expense of shareholders or that do not exhibit sound governance practices.  AIM has established these proxy voting guidelines, but believes they cannot anticipate all situations that may arise.  These proxy voting guidelines are guidelines, not rigid rules.  There may be instances in which the specific situation requires a vote that does not follow the guidelines.  However, generally, proxies will be voted in the best interests of Fund shareholders in a manner designed to maximize shareholder value and/ or promote strong mutual fund governance practices.
Proxy Voting Procedures:  The "named" Portfolio Manager of each respective Fund with the Trust will receive, read and vote proxies using the philosophies and guidelines as described herein. AIM will work with the Trust's Custodian to identify voting securities, receive relevant proxy materials, if any, and distribute such proxy materials to the respective Portfolio Manager. Proxies may be voted either electronically or manually via paper ballots delivered via the U. S. Mail.
Generally, the factor(s) considered in voting proxies may include:
Does the proposed action help or hurt long-term shareholder value?
Does the proposed action help or hurt mutual fund governance practices?
Is the proposed action otherwise in the best interest of Fund shareholders?
Other relevant factors.

If the Portfolio Manager needs further input on a voting matter, they may consult with the Fund's Chief Compliance Officer, Fund officers or Fund legal counsel.  Voting records will be maintained in a dedicated file for proxy votes in AIM's headquarters
In cases where votes may require additional analysis, the Portfolio Manager may document the reasoning for the vote and supplement the Fund's voting records.  AIM will rely on the Securities and Exchange Commission's (SEC) EDGAR (Electronic Data Gathering and Retrieval) system to provide proxy statement documentation.  AIM will make all required Form N-PX filings with the SEC and will post the Trust's Proxy Voting Policies and Procedures and proxy voting results on the Aquila Group of Funds website located at www.aquilafunds.com.

APPENDIX A
DESCRIPTION OF SECURITIES RATINGS
The ratings of Moody's Investors Service, Inc., Standard & Poor's Ratings Group and Fitch Ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while debt obligations of the same maturity and coupon with different ratings may have the same yield. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.
Description of Moody's Investors Service, Inc.'s Long-Term Obligation Ratings:
Moody's long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody's Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.
Aaa—Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.
Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A—Obligations rated A are considered upper-medium grade and are subject to low credit risk.
Baa—Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.
Ba—Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.
B—Obligations rated B are considered speculative and are subject to high credit risk.
Caa—Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.
Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C—Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.
Note : Moody's appends numerical modifiers "1", "2" and "3" to each generic rating classification from "Aa" through "Caa." The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category.
Description of Moody's Investors Service, Inc.'s Short-Term Obligation Ratings:
Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:
P-1—Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2—Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3—Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP—Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Note : Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.
Description of Moody's Investors Service, Inc.'s U.S. Municipal Ratings:
U.S. Municipal Short-Term Obligation Ratings:
There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade ("MIG") and are divided into three levels–MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated "SG," or speculative grade. MIG ratings expire at the maturity of the obligation.
MIG 1—This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2—This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3—This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG—This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
U.S. Municipal Demand Obligation Ratings:
In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.
When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue's specific structural or credit features.

VMIG 1—This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 2—This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 3—This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
SG—This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.
Description of Standard & Poor's Ratings Group's Long-Term Issue Credit Ratings:
Long-term issue credit ratings are based, in varying degrees, on Standard & Poor's analysis of the following considerations: (1) likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.
Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
AAA—An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.
AA—An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.
A—An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.
BBB—An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB, B, CCC, CC, and C—Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB—An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.
B—An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.
CCC—An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC—An obligation rated 'CC' is currently highly vulnerable to nonpayment.
C—A 'C' rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the 'C' rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.
D—An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to 'D' upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.
Plus (+) or Minus (–): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.
NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.
Description of Standard & Poor's Ratings Group's Short-Term Issue Credit Ratings:
Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity date of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.
A-1—A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2—A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.
A-3—A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B—A short-term obligation rated 'B' is regarded as having significant speculative characteristics. Ratings of 'B-1', 'B-2', and 'B-3' may be assigned to indicate finer distinctions within the 'B' category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.
B-1—A short-term obligation rated 'B-1' is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
B-2—A short-term obligation rated 'B-2' is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
B-3—A short-term obligation rated 'B-3' is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
C—A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D—A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
Description of Standard & Poor's Ratings Group's Municipal Short-Term Note Ratings Definitions:
A Standard & Poor's U.S. municipal note rating reflects Standard & Poor's opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor's has indicated that its analysis will review the following considerations: (1) amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and (2) source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
Note rating symbols are as follows:
SP-1—Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2—Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3—Speculative capacity to pay principal and interest.
Description of Standard & Poor's Ratings Group's Dual Ratings:
Standard & Poor's assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short term rating symbols for the put option (for example, 'AAA/A-1+'). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, 'SP-1+/A-1+').
Description of Standard & Poor's Ratings Group's Active Qualifiers (Currently applied and/or outstanding)
i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The 'i' subscript indicates that the rating addresses the interest portion of the obligation only. The 'i' subscript will always be used in conjunction with the 'p' subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of "AAAp NRi" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.
L: Ratings qualified with 'L' apply only to amounts invested up to Federal deposit insurance limits.
p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The 'p' subscript indicates that the rating addresses the principal portion of the obligation only. The 'p' subscript will always be used in conjunction with the 'i' subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of "AAAp NRi" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.
pi: Ratings with a 'pi' subscript are based on an analysis of an issuer's published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer's management and therefore may be based on less comprehensive information than ratings without a 'pi' subscript. Ratings with a 'pi' subscript are reviewed annually based on a new year's financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer's credit quality.
preliminary: Preliminary ratings, with the 'prelim' qualifier, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor's of appropriate documentation. Standard & Poor's reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating. (1) Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. (2) Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor's policies. (3) Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor's emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s). (4) Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor's opinion, documentation is close to final. Preliminary ratings may also be assigned to these entities' obligations. (5) Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor's would likely withdraw these preliminary ratings. (6) A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.
t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.
unsolicited: Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor's and not at the request of the issuer or its agents.
Description of Fitch Ratings' Corporate Finance Long-Term Obligation Ratings:
Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bonds ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument.
The relationship between issuer scale and obligation scale assumes an historical average recovery of between 30% and 50% on the senior, unsecured obligations of an issuer. As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity's issuer rating or Issuer Default Rating. At the lower end of the ratings scale, Fitch Ratings now additionally publishes explicit Recovery Ratings in many cases to complement issuer and obligation ratings.
AAA—Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA—Very high credit quality. 'AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A—High credit quality. 'A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB—Good credit quality. 'BBB' ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB—Speculative. 'BB' ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.
B—Highly speculative. 'B' ratings indicate that material credit risk is present.
CCC—Substantial credit risk. 'CCC' ratings indicate that substantial credit risk is present.
CC—Very high levels of credit risk. 'CC' ratings indicate very high levels of credit risk.
C—Exceptionally high levels of credit risk. 'C' indicates exceptionally high levels of credit risk.
Defaulted obligations typically are not assigned 'D' ratings, but are instead rated in the 'B' to 'C' rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.
Note: The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' obligation rating category, or to corporate finance obligation ratings in the categories below 'B'.
Description of Fitch Ratings' Structured, Project & Public Finance Long-Term Obligation Ratings:
Ratings of structured finance, project finance and public finance obligations on the long-term scale, including the financial obligations of sovereigns, consider the obligations' relative vulnerability to default. These ratings are typically assigned to an individual security or tranche in a transaction and not to an issuer.
AAA—Highest credit quality. 'AAA' ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA—Very high credit quality. 'AA' ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A—High credit quality. 'A' ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB—Good credit quality. 'BBB' ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
BB—Speculative. 'BB' ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.
B—Highly speculative. 'B' ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC—Substantial credit risk. 'CCC' ratings indicate that default is a real possibility.

CC—Very high levels of credit risk. 'CC' ratings indicate that default of some kind appears probable.
C—Exceptionally high levels of credit risk. 'C' ratings indicate that default appears imminent or inevitable.
D—Default. 'D' ratings indicate a default. Default generally is defined as one of the following: (1) failure to make payment of principal and/or interest under the contractual terms of the rated obligation; (2) the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or (3) the coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.
Structured Finance Defaults—"Imminent" default, categorized under 'C', typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. "Imminent" default alternatively refers to the case where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.
Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to pay interest and/or principal in full in accordance with the terms of the obligation's documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation will typically be rated in the 'C' category.
Structured Finance Write-downs—Where an instrument has experienced an involuntary and, in Fitch Ratings' opinion, irreversible "write-down" of principal (i.e., other than through amortization, and resulting in a loss to the investor), a credit rating of 'D' will be assigned to the instrument. Where Fitch Ratings believes the "write-down" may prove to be temporary (and the loss may be "written up" again in future if and when performance improves), then a credit rating of 'C' will typically be assigned. Should the "write-down" then later be reversed, the credit rating will be raised to an appropriate level for that instrument. Should the "write-down" later be deemed irreversible, the credit rating will be lowered to 'D'.
Notes: In the case of structured and project finance, while the ratings do not address the loss severity given default of the rated liability, loss severity assumptions on the underlying assets are nonetheless typically included as part of the analysis. Loss severity assumptions are used to derive pool cash flows available to service the rated liability.
In the case of public finance, the ratings also do not address the loss given default of the rated liability, focusing instead on the vulnerability to default of the rated liability.
The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-Term Rating category, or categories below 'B'.
Description of Fitch Ratings' Corporate, Public and Structured Finance Short-Term Obligation Ratings:
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1—Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.
F2—Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3—Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B—Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C—High short-term default risk. Default is a real possibility.
RD—Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Or, the default of a specific short-term obligation.
D—Default. Indicates a broad-based default event for an entity, or the default of all short-term obligations.
Notes to Fitch Ratings' Long-Term and Short-Term Obligation Ratings:
Rating Watch: Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or affirmed. However, ratings that are not on Rating Watch can be raised or lowered without being placed on Rating Watch first, if circumstances warrant such an action.
A Rating Watch is typically event-driven and, as such, it is generally resolved over a relatively short period. The event driving the Watch may be either anticipated or have already occurred, but in both cases, the exact rating implications remain undetermined. The Watch period is typically used to gather further information and/or subject the information to further analysis. Additionally, a Watch may be used where the rating implications are already clear, but where a triggering event (e.g., shareholder or regulatory approval) exists. The Watch will typically extend to cover the period until the triggering event is resolved or its outcome is predictable with a high enough degree of certainty to permit resolution of the Watch.
Rating Watches can be employed by all analytical groups and are applied to the ratings of individual entities and/or individual instruments. At the lowest categories of speculative grade ('CCC', 'CC' and 'C') the high volatility of credit profiles may imply that almost all ratings should carry a Watch. Watches are nonetheless only applied selectively in these categories, where a committee decides that particular events or threats are best communicated by the addition of the Watch designation.
Rating Outlook: Rating Outlooks indicate the direction a rating is likely to move over a one- to two-year period. They reflect financial or other trends that have not yet reached the level that would trigger a rating action, but which may do so if such trends continue. The majority of Outlooks are generally Stable, which is consistent with the historical migration experience of ratings over a one- to two-year period. Positive or Negative rating Outlooks do not imply that a rating change is inevitable and, similarly, ratings with Stable Outlooks can be raised or lowered without a prior revision to the Outlook, if circumstances warrant such an action. Occasionally, where the fundamental trend has strong, conflicting elements of both positive and negative, the Rating Outlook may be described as Evolving.
Outlooks are currently applied on the long-term scale to issuer ratings in corporate finance (including sovereigns, industrials, utilities, financial institutions and insurance companies) and public finance outside the U.S.; to issue ratings in public finance in the U.S.; to certain issues in project finance; to Insurer Financial Strength Ratings; to issuer and/or issue ratings in a number of National Rating scales; and to the ratings of structured finance transactions. Outlooks are not applied to ratings assigned on the short-term scale and are applied selectively to ratings in the 'CCC', 'CC' and 'C' categories. Defaulted ratings typically do not carry an Outlook.
Expected Ratings: Where a rating is referred to as "expected", alternatively referred to as "expects to rate" or suffixed as (EXP), this indicates that a full rating has been assigned based upon Fitch Ratings' expectations regarding final documentation, typically based upon a review of the final draft documentation provided by the issuer. No other conditionality pertains to an expected rating. While expected ratings typically convert to final ratings within a short time, as determined by the issuer's decisions regarding timing of transaction closure, in the period between assignment of an expected rating and a final rating, expected ratings may be raised, lowered or placed on Rating Watch, as with final ratings.
Program Ratings: Program ratings assigned to corporate and public finance note issuance programs (e.g., medium-term note programs) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program.
"Interest-Only" Ratings: Interest-only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.
"Principal-Only" Ratings: Principal-only ratings address the likelihood that a security holder will receive its initial principal investment either before or by the scheduled maturity date.
"Rate of Return" Ratings: Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.
Paid-In-Full: This tranche has reached maturity, regardless of whether it was amortized or called early. As the issue no longer exists, it is therefore no longer rated. Indicated in rating databases with the symbol "PIF".
NR: A designation of "Not Rated" or "NR" is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.
Withdrawn: The rating has been withdrawn and the issue or issuer is no longer rated by Fitch Ratings. Indicated in rating databases with the symbol 'WD'.

APPENDIX B
ADDITIONAL INFORMATION ABOUT THE ARIZONA ECONOMY AND ARIZONA OBLIGATIONS
The following information is a summary of certain factors affecting the credit and financial condition of the State of Arizona ("Arizona" or the "State"). The sources of payment for Arizona municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State and certain of its municipalities and public authorities. This summary does not purport to be a complete description and is derived solely from information contained in publicly available documents, including reports prepared by state government and budget officials and statements of issuers of Arizona municipal obligations, as available on the date of this Statement of Additional Information. Any characterizations of fact, assessments of conditions, estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, such reports and are subject to risks and uncertainties that may cause actual results to differ materially. The Fund is not responsible for information contained in such reports and has not independently verified the accuracy, completeness or timeliness of information contained in such reports. Such information is included herein without the express authority of any Arizona issuer and is provided without regard to any events that have occurred since the date of the most recent publicly available report.
Economic and Demographic Information
General
Located in the country's sunbelt, Arizona continues to be one of the fastest growing areas in the United States. Based on 2010 census figures, Arizona ranked 16th in U.S. population. Over the last several decades, Arizona has outpaced most other regions of the country in virtually every major category of growth, including population, personal income, gross state product and job creation.
Geographically, Arizona is the nation's sixth largest state in terms of area (113,909 square miles). It is divided into three distinct topographic regions: northern Arizona - high plateau country traversed by deep canyons such as the Grand Canyon National Park; central Arizona - rugged, mountainous and heavily forested; and southern Arizona - encompassing desert areas and flat, fertile agricultural lands in valleys between mountains rich in mineral deposits. These topographic areas all have different climates, which have distinctively influenced development in each region. Land ownership is vested largely in the federal and State governments: 42.1 percent is owned by the federal government, 27.6 percent is held as Federal Trust Land (Indian), 17.6 percent is privately owned and 12.7 percent is held by the State.
Arizona is divided into 15 counties. Two of these counties, Maricopa County, Arizona ("Maricopa County") and Pima County, Arizona ("Pima County"), are more urban in nature and account for over 75 percent of total population and 84 percent of total wage and salary employment in Arizona, based on 2015 estimates. Located within Maricopa County is the greater Phoenix metropolitan area, which consists of the City of Phoenix, the sixth largest city in the United States, and surrounding cities including Scottsdale, Tempe, Mesa, Glendale, Chandler, Peoria, Gilbert and Avondale. Located within Pima County is the Tucson metropolitan area, which is dominated by the City of Tucson, Arizona, the State's second most populous city.

Economic Condition and Outlook
The Arizona Office of Economic Opportunity projects that employment in Arizona will increase from roughly 2,852,181 to 2,990,734 from 2016 through 2018. This represents growth of 138,553 jobs or 2.4% annualized growth.  Highlighting regional differences, the Phoenix Metro Area (Phoenix MSA) is projected to increase by 115,258 jobs at an annualized growth rate of 2.8%. The Phoenix MSA is the only substate region projected to outpace the employment growth rate for the state as a whole. Roughly 83% of the state employment growth is projected to occur within the Phoenix MSA. The Tucson Metro Area (Tucson MSA) is projected to add 10,068 jobs at an annualized growth rate of 1.3%. While the Tucson MSA's rate of growth is slower than that projected for the Phoenix MSA during the same period, it represents strong growth for the region which only averaged annual growth of 0.7% from Quarter 2 2014 to Quarter 2 2016. Projected employment increases in the Tucson MSA rep-resents roughly 8% of Arizona's projected employ-ment growth. Finally, the Balance of State is projected to add 12,813 jobs at an annualized growth rate of 1.5%. Projected employment increases in the Balance of State Region represents roughly 9% of Arizona's projected employment growth.
Arizona's economy continues to be a leader across the nation, adding another year of solid growth in 2017 and setting the stage for continued expansion throughout the next three years. Employment gains in the first half of 2017 were in the 2%-2.5% range, and, after expected benchmark revisions, continued through the balance of the year.
Recent business relocation announcements, impressive net in-migration, and opportunities for wage appreciation will help to sustain the expansion. The state's manufacturing sector relies on defense spending and electronics manufacturing, which are both poised to expand in the near term. While manufacturing employment nationally was down slightly in 2016, in Arizona it grew by nearly a percent, and through October 2017 growth was over 3%.
According to a report by S&P Global, Arizona's "manufacturing sector has expanded as the state continues to receive large private sector investments," including the massive build-up of Intel's facility in Chandler. Moreover, Arizona's growing professional service industries — especially health care and financial services - will help generate further new employment opportunities.
The case for continued optimism is supported by three conditions:
•	Continued consumer confidence fuels a robust retail sales environment, supported by wage growth and federal tax reform.
•	Arizona's nascent manufacturing renaissance continues, thanks to pro-growth State policies that attract new business investment and additional domestic in-migration.
•	The ongoing diversification of Arizona's economy into professional services, high-tech manufacturing, and health care delivery continues.
Together, these compelling attributes combine to make Arizona's "job and economic growth forecasts over the next five years among the best in the U.S.," according to Forbes magazine. In fact, in 2017 alone, more than 80 companies that worked with the Arizona Commerce Authority pledged some 20,000 new jobs and more than $1.5 billion in new investment in Arizona over the next several years.

Employment
Despite a tightening national labor market, Arizona remains below full employment even with the state's unemployment rate reaching a 10-year low. According to the Arizona Office of Economic Opportunity, job openings have exceeded placements for the first time in over a decade, suggesting new opportunities to attract discouraged or out-of-state workers into the Arizona labor market.
Since 2015, over 160,000 private-sector jobs have been added, and the Executive forecast calls for Arizona's employment growth to continue to outpace the national average through 2021.
Personal Income
Arizona aggregate personal income growth, as reported by the U.S. Bureau of Economic Analysis, has displayed slow growth since the Great Recession. However, more recent data has suggested a turnaround in wage appreciation, and most economists expect wage and income growth to accelerate, achieving rates of overall personal income growth that are several percentage points above the levels in the past several years.
Notably, during the first two quarters of 2017, annualized personal income growth averaged nearly 6%, and the Executive forecast projects a return to growth in the 4%-4.5% range over the next three years.
In-migration
For decades, the pace of domestic in-migration has been key to Arizona's growth. Prominent among the state's historical attractions for newcomers have been affordable housing, an attractive climate, and a competitive cost of living. While Arizona continues to feature all of these attributes, in-migration to Arizona has slowed in recent years, consistent with national trends, and today's movers increasingly represent Millennial, college-educated professionals who hold a different set of preferences than the movers of yesterday.
Arizona is well positioned to meet its demographic challenges, thanks to the state's strong embrace of the 21st century sharing economy — an economic system in which assets or services are shared between private individuals.
The state's innovation-friendly regulatory environment stands to attract high-tech industries with jobs that appeal to Millennial movers. Arizona's Office of Economic Opportunity reports that, since the Great Recession, a plurality of new migrants into the state have had some type of post-secondary education. The pace of Arizona's in-migration should continue to improve during the three-year budget window.

Risks
The most serious risk to Arizona comes from a scenario, as in previous years, in which the nation falls back into recession due to macroeconomic conditions beyond the state's control.
Catalysts for a national downturn might include another financial crisis or a geopolitical or natural shock.
In contrast to prior years, an upswing in the state's housing sector and a more diversified Arizona economy would likely provide some local insulation against the effects of a national downturn.

Upside Potential
Arizona has leaped into the 21st century under the Executive's leadership. Over the past three years, the administration has worked with the Legislature to reshape the state's economy for the future through a combination of aggressive investments in K-12 education, pro-growth tax reforms, and a reduction in the regulatory barriers to entry that delay innovation and growth.
Together, this state has charted a course towards:
• ensuring that 60% of Arizonans have a certificate or college degree by 2030;
•	fully funding K-12 education above and beyond the rate of inflation and population growth;
•	identifying a list of more than 500 regulations that can be improved or eliminated; and
•	reshaping State Government to be leaner and more efficient in serving the residents and taxpayers of this state.
As policymakers continue down this road, particularly through the initiatives and recommendations contained in the Executive Budget, there exists real opportunity to exceed the projections discussed in the Executive's revenue forecast.
Revenue Outlook
General Fund revenue growth in FY 2017 was dampened by slower than expected growth in Transaction Privilege Tax (TPT) collections and a significant decline in Corporate Income Tax collections. While spring 2017 Individual Income Tax payments slowed in comparison with spring 2016, overall collections were in line with model predictions.
The Executive forecast contemplates that one-time technical issues related to the simplification of municipal TPT collections affected the revenue numbers in FY 2017 and may do so again in FY 2018. Going forward, the Executive forecast reflects the pace of recent collections while including signs of wage inflation that will provide ongoing support for revenue growth in FY 2019 and beyond.
Achieving the FY 2019 Baseline Revenue Forecast. Overall, revenue collections from the "Big 3" — Transaction Privilege, Individual Income, and Corporate Income taxes — are on track to achieve the Executive estimates for FY 2018, leaving State Government well positioned to achieve the Executive's four-year estimate going into FY 2019.
The State's Transaction Privilege Tax — the largest component of General Fund revenue and a key bellwether of state economic and fiscal health — has been a strong performer, posting year-to-date growth of over 5% through November 2017, compared to an Executive forecast of just over 4% for the same period.
The Corporate Income Tax continues to underperform. While that trend is attributable in part to the previously enacted Corporate Income Tax reforms, we have also noted generally poor nationwide performance in this category, including in states that did not reduce taxes. The Executive believes this is renewed evidence that punitive capital taxes only serve to discourage investment and innovation, and higher rates are not the solution, due to high volatility and low collections. However, lower collections from Corporate Income Tax are reflected in the Executive forecast and are offset by consistently solid performance in the Individual Income Tax, which, through November 2017, exceeded estimates by more than $20 million.

Overall, assuming achievement of the Executive forecast of 3.1% ongoing revenue growth in FY 2018 and continued improvement in the state and national economies as discussed in this section, State Government is likely to achieve the 3.7% base revenue growth in FY 2019 as proposed in the Executive Budget.
Arizona Office of Economic Opportunity Employment Report – May 2018
Arizona's seasonally adjusted unemployment rate remained unchanged at 4.9% in March and 4.9% in April. The U.S. seasonally adjusted unemployment rate declined from 4.1% in March to 3.9% April. A year ago, the Arizona seasonally adjusted rate was 5.0% and the U.S. rate was 4.4%. Over the month, Arizona's seasonally adjusted labor force level increased 5,984 individuals from March to April. From April 2017 to April 2018 Arizona's seasonally adjusted labor force level increased 78,254 individuals.
Over the Month  -Arizona gained 5,300 Nonfarm jobs (0.2%) in April (see Figure 2). This was less than the post-recessionary ('10-'17) average gain of 10,100 jobs. The Private Sector gained 3,300 jobs (0.1%). Historically, ('10-'17) the Private Sector averages employment gains of 8,900 jobs in April. Nine of the eleven sectors posted gains in April. Gains were seen in Leisure & Hospitality (2,500 jobs); Construction (2,500 jobs); Government (2,000 jobs); Education & Health Services (700 jobs); Information (500 jobs); Other Services (100 jobs); Natural Resources & Mining (100 jobs); Manufacturing (100 jobs) and Professional & Business Services (100 jobs). Two sector reported losses. Losses were recorded in Financial Activities (-200 jobs); and Trade, Transportation & Utilities (- 3,100 jobs).
Over the Year -Arizona Nonfarm employment grew by 2.3% (63,100 jobs) over the year in April (see Figure 3). The Private Sector accounted for 63,300 jobs (2.7%). Nine of the eleven sectors reported job gains and two had losses. The sectors with the largest gains included Education & Health Services (14,400 jobs); Construction (12,600 jobs); Manufacturing (8,600 jobs); and Professional & Business Services (8,100 jobs). Gains were also recorded for Trade, Transportation & Utilities (6,800 jobs); Leisure & Hospitality (6,700 jobs); Financial Activities (6,000 jobs); Natural Resources & Mining (300 jobs); and Other Services (100 jobs). Losses were recorded in Government (-200 jobs) and Information (-300 jobs).
Arizona Joint Legislative Budget Committee Staff Report- May 2018
Economic Indicators – National - According to the U.S. Department of Commerce Bureau of Economic Analysis, the U.S. Real Gross Domestic Product (GDP) increased at an annual rate of 2.3% in the first quarter of 2018. This was a slowdown from the prior quarter's growth rate of 2.9%. The largest contributors to real GDP growth in the first quarter of 2018 was net exports, fixed investment and government consumption.
The Conference Board's U.S. Consumer Confidence Index increased by 1.3% or 1.7 points to 128.7 in April. The latest reading is 7.8% or 9.3 points above the index in April 2017 and remains slightly below its 17-year high of 130.0 reached in February 2018. The improvement in April reflected both consumers' appraisal of the current economy and their expectations for the coming months. The percentage of survey respondents planning to buy a major household appliance surged by 4.8 points to 54.3, the highest reading since December 2017 and the second highest reading since 2009.
According to the U.S. Department of Commerce Bureau of Economic Analysis, the U.S. Personal Consumption Expenditure Price Index (PCEPI) remained unchanged in March. The index's year-over-year growth rate increased from 1.8% in February to 2.0% in March. That rate is the same as the Federal Reserve Bank's (Fed) 2.0% annual inflation target.

Consumer prices, as measured by the U.S. Consumer Price Index (CPI), increased 0.2% in April and increased 2.5% above April 2017 prices. A 3.0% increase in the gasoline index and 0.3% increase in the shelter index were the main positive contributors to the monthly increase. Core inflation (all items less food and energy) increased 0.1% for the month, along with increases in the indexes for household furnishings, personal care and medical care. The indexes for used vehicles, new vehicles and airline fares saw decreases for the month.
The Conference Board's U.S. Leading Economic Index increased 0.3% in March to 109.0 and is 6.2% above its March 2017 reading. The strongest positive contributor for the month was the interest rate spread index, followed by the Institute for Supply Management (ISM) new orders index. These increases more than offset declines in the indexes for average workweek of production workers and average weekly initial claims. Of the index's 10 components, 6 made positive contributions for the month.
Economic Indicators – Arizona - Housing - Single-family housing construction is increasing. In March, Arizona's 12-month total of single-family building permits was 28,170, or 13.6% more than a year ago. The comparable single-family permit growth rate for the entire U.S. was 7.9%.
The 12-month total of multi-family building permits has been up and down. In March, Arizona'stotal of 10,597 multi-family building permits was (7.8)% less than in 2017. Nationwide multi-family permits were 3.2% more than in 2017.
Tourism - Revenue per available room was $130.64 in March, which was 2.6% above the amount in March 2017. Ridership through Phoenix Sky Harbor Airport in March increased by 26.5% over the prior month and was up by 2.3% compared to March 2017.
Employment - According to the latest employment report released by the Office of Economic Opportunity (OEO), the state added 5,300 net new nonfarm jobs in April compared to the prior month. This was slightly above the 10-year average net job gain for April of 5,200 jobs. Most of the month-over-month job gains occurred in the Leisure and Hospitality sector and the Construction industry, which each added 2,500 net new jobs.
Compared to the same month in the prior year, Arizona added 63,100 net new jobs in April, which is a year-over-year increase of 2.3%. The average net employment increase in the first 4 months of calendar year 2018 is 64,700. The largest year-over-year job gains in April came from the following industries: Education and Health Services (+14,400), Construction (+12,600), and Manufacturing (+8,600).
In April, the state's regular unemployment rate remained unchanged at 4.9% for the third consecutive month. The U.S. unemployment rate declined from 4.1% to 3.9% in April, the lowest jobless rate since December 2000.
OEO reported that 23,962 initial claims for unemployment insurance were filed in April, an increase of 3.6% compared to the same month last year.
According to OEO, the state had a total of 24,045 claimants receiving unemployment insurance benefits in April, an increase of 16.8% from March. This figure is (6.6)% below the April 2017 level.
In March, the Average Weekly Hours worked by individuals in Arizona's private sector was 34.9 hours. This was 0.6% above the level during the prior month, and 1.5% above the level in March 2017.

The Average Hourly Earnings received by private sector workers in March was $25.75, which was (1.0)% below the average in the prior month. Year-over-year growth in earnings increased from 2.8% in February to 3.0% in March.
State Agency Data - At the beginning of May 2018, the total AHCCCS caseload was 1.80 million members. Since the federal health care expansion in January 2014, the overall AHCCCS population has grown by 540,100 members.
Total monthly enrollment was flat during April but was (4.1)% lower than a year ago. Parent and child enrollment in the Traditional population was also flat during April but was (4.5)% lower than a year ago.
Laws 2016, Chapter 112 reopened enrollment in KidsCare program in September 1, 2016. Following the enrollment freeze in January 2010, the KidsCare caseload had dropped to 500 members by August 2016. Through May 1, 2018, enrollment in the program was 28,800, or 900 more than the prior month's enrollment.
In January 2014, the state started accepting new enrollment to the Proposition 204 childless adults program. In April 2018, the childless adult population increased by 200, or 0.1%. At 305,500, this population is (3.8)% lower than a year ago.
The state also opted to expand adult Medicaid coverage to 133% of FPL. Their enrollment decreased by (300) in April and now totals 76,200 individuals. Enrollment is (7.2)% lower than a year ago. The federal share of this population's cost decreased from 95% to 94% in January 2018.
There were 14,581 TANF recipients in the state in April, representing a (3.4)% monthly caseload decrease from March. The year-over-year number of TANF recipients has declined by (18.1)%. The statutory lifetime limit on cash assistance is 24 months.
The Supplemental Nutrition Assistance Program (SNAP), formerly known as Food Stamps, provides assistance to low-income households to purchase food. In April, 834,351 people received food stamp assistance in the state, representing a (1.8)% decrease over March caseloads. Compared to April caseloads last year, the level of food stamp participation has declined by (8.5)%.
The inmate population was 42,035 as of April 30, 2018. This is a 0.2% increase since March, and a (0.6)% decrease since last April.
Based on information the Department of Child Safety provided for March 2018, reports of child maltreatment totaled 47,538 over the last 12 months, a decrease of (0.1)% over the prior year. There were 15,065 children in out-of-home care as of February 2018, or (12.0)% less than in February 2017. Compared to the prior month, the number of out-of-home children decreased by (0.5)%.
FY 2019 Baseline Summary Prepared by the Arizona Joint Legislative Budget Committee (JLBC) Staff
Overview
The FY 2019 Baseline provides an estimate of the state's General Fund balances. The revenue projections reflect a consensus economic forecast while the spending estimates represent active funding formula requirements and other obligations. The Baseline does not represent a budget proposal, but an estimate of available resources after statutory requirements.
The JLBC Baseline parameters are as follows:

•
Total FY 2019 General Fund revenue is projected to be $9.95 billion. Base revenues are forecast to grow by $368 million, or 3.6% above FY 2018. After adjusting these estimates for previously enacted tax law changes and the elimination of one-time monies, however, net revenue growth would only be $140 million, or 1.4% above FY 2018.

•
In comparison, FY 2019 Baseline formula spending is projected to be $10.06 billion. This amount reflects a $228 million, or 2.3%, increase in expenditures over FY 2018. Spending on current funding formulas would be partially offset by elimination of one-time FY 2018 spending.

•	The projected FY 2019 cash shortfall is $(108) million. When comparing ongoing revenues with ongoing spending, however, the structural shortfall is $(11) million.
The Baseline can be used to determine the level of changes, either in spending or revenues, necessary to bring the budget into balance. The structural shortfall of $(11) million and cash shortfall of $(108) million may understate the necessary level of changes to produce a balanced budget. The Baseline eliminates over $89 million of spending that was labeled as "one-time" in the FY 2018. There may be legislative interest in retaining some of this spending, as well as in other new discretionary spending or tax decreases.
FY 2018
The FY 2018 budget is currently projected to have a $(20) million shortfall, a decrease of $(58) million from the original budget estimate of a $38 million balance. Total revenues, including the beginning balance, are forecast to be $9.81 billion compared to spending of $9.83 billion. The net $(58) million adjustment has 2 components:
•	Including the beginning balance, revenues are $(45) million less than anticipated.
•
Spending is projected to be a net $13 million higher than originally budgeted in FY 2018 primarily due to a Department of Education supplemental (see Statement of General Fund Revenues and Expenditures).

FY 2019 Baseline Revenues
Base revenues are forecast to grow in FY 2019 while one-time revenues are projected to decline from FY 2018 to FY 2019. Overall FY 2019 collections would increase by 1.4% to $9.95 billion, or $140 million above the revised FY 2018 estimate. The major adjustments are:
•
Based on JLBC's 4-sector consensus, FY 2019 base revenues are projected to grow by $368 million, or 3.6%. Base revenues reflect the underlying growth in the economy and exclude one-time adjustments, urban revenue sharing and new tax law changes (see the General Fund Revenue section for more information). This estimate excludes any impact associated with the recently enacted federal tax law changes.

•
The growth in base revenues would be partially offset by a $(151) million decrease in the balance forward between FY 2018 and FY 2019. The state started FY 2018 with a cash balance of $151 million, but that is projected to be completely eliminated at the start of FY 2019 as the FY 2018 budget is currently estimated to have a $(20) million shortfall.

•	The state set-aside for urban revenue sharing formula distributions would decrease from $681 million to $675 million, thereby increasing state revenue by $6 million.
•	Previously enacted legislative changes would reduce state revenue by $(75) million, primarily from the continued phase-in of corporate income tax reductions.
•	Elimination of one-time FY 2018 fund transfers would reduce revenues by $(8) million.
FY 2019 Baseline Spending
Based on statutory funding formulas and other obligations, FY 2019 Baseline spending is projected to increase by 2.3% to $10.06 billion, or $228 million more than FY 2018. The major adjustments are:
•
Department of Education formula spending would have a net increase of $168 million due to 1.3% growth in student enrollment, a 1.77% inflation factor, and a new 1.06% teacher pay adjustment. These growth factors would be partially offset by savings associated with higher K-12 property tax collections and trust land endowment earnings.

•
AHCCCS formula spending would grow by a net of $84 million, reflecting 2.0% caseload growth, a 3.5% rate increase, and elimination of one-time savings for a 1-year moratorium on a federal health insurer fee.

•	The Department of Economic Security (DES) budget would increase by $52 million primarily for Developmental Disabilities Medicaid growth.
•	Department of Corrections spending would decrease $(12) million for the elimination of a one-time health insurance adjustment.
•
University spending would increase by $7 million due to an increase of $27 million for the first year of the 2017 Capital Infrastructure program, partially offset by the elimination of $(15) million in one-time FY 2017 assistance and $(5) million for a one-time health insurance adjustment.

•
School Facilities Board funding would be reduced by $(52) million, reflecting the elimination of $(17) million of one-time building renewal monies and $(35) million for decreased lease-purchase debt obligations. The Baseline includes a total of $88 million for new construction, including $38 million for the second and final year of FY 2018 authorizations and $50 million for the first year of 5 new FY 2019 authorizations.

•
County assistance would fall by $(10) million due to the elimination of one-time FY 2018 spending for 3 large rural counties and a Department of Juvenile Corrections cost offset. The Baseline continues to include $30 million from non-General Fund sources for local Highway User Revenue Fund (HURF) in FY 2019 to fully offset the local HURF "sweep." This offset has already been enacted for FY 2019.

•	Agency budgets would be reduced by $(25) million statewide to eliminate a one-time state employer health insurance increase; the majority of these savings are reflected in the agencies listed above.
The $10.06 billion spending level would support a Full-Time Equivalent (FTE) Position ceiling of 53,150 state employees.

Other Fiscal Challenges
As an estimate of state revenues and spending obligations, there are both positive and negative risks to the JLBC Baseline estimates. Because small percent changes in growth assumptions can have a substantial impact – over 3 years, a 1% change in base revenue growth could change available revenues by $635 million through FY 2021 – these risks could significantly change the final results of these budgets.
The state faces a number of other challenges in putting together a FY 2019 budget. These challenges include:
•
Federal tax reform passed by Congress at the end of 2017 will provide distinct budgeting challenges. Arizona will need to decide whether to continue to conform its definition of state taxable income for individual and corporate taxes to the federal definition. Conforming with the recently-enacted federal tax legislation changes could have a significant fiscal impact.

•
The length of the current economic recovery is approaching the record for the longest post-World War II expansion. If the economy makes it through FY 2019 without a recession, it would tie the record at 120 months.

•	Retirement system underfunding is not addressed in the Baseline in 2 ways:
o
New retirement rates in the Arizona State Retirement System (ASRS), Corrections Officer Retirement Plan (CORP) and Public Safety Personnel Retirement System (PSPRS) systems could result in up to $29 million in new General Fund costs.

o
The Elected Officials' Retirement Plan (EORP) is currently estimated to become insolvent in 9 years. The current General Fund contribution is $5 million. The General Fund cost of making the system sustainable is an additional $5 million for state elected officials.

•	The state faces ongoing litigation such as:
o	The K-12 Capital Funding litigation in Maricopa Superior Court.
o	Litigation against the Department of Child Safety in United States District Court. The case was recently granted class-action status.
o
The Rental Car surcharge litigation has a potential one-time impact of $150 million. A Maricopa Superior Court has ruled that the rental car surcharge used to help fund the Arizona Sports and Tourism Authority is unconstitutional as those monies are to be dedicated for transportation. The Court also ruled that the state, and not the Authority, had the initial legal responsibility to pay the collected surcharges.

Debt
At the end of FY 2019, the state's projected level of lease-purchase and bonding obligations will be $6.8 billion. The associated annual debt service payment is $884 million.
Of the $6.8 billion in total obligations, the General Fund share is $1.9 billion. The General Fund annual debt service is projected to be $321 million in FY 2019 (see the Debt and Lease-Purchase Financing section of the Capital Outlay narrative for additional information).

As a remnant of the Great Recession, the state also pays $931 million of current year K-12 obligations in the next year (the "rollover"). The $6.8 billion estimate of total obligations also does not include any unfunded retirement liability.
Arizona's credit rating was last changed in May 2015. Both major credit rating agencies upgraded Arizona's credit rating. Standard & Poor's upgraded Arizona from AA- to AA, while Moody's upgraded Arizona from Aa3 to Aa2. Both ratings represent the agencies' third highest rating out of 10 possible levels. Using Moody's credit ratings as of January 2017, in comparison to other states, 32 states have a higher rating, 10 states have the same rating, and 7 states have a lower rating or are not rated due to a lack of state level debt. Along with an overall rating, credit agencies also provide an outlook in terms of the future direction of rating changes. Since May 2015, both major agencies have maintained a stable outlook for Arizona.
More recently, Standard & Poor's upgraded its rating on Arizona's 2010 Lottery bonds to AA+ from AA. While the rating only applies to the Lottery bonds and not the state's overall rating, Standard & Poor's cited the state's broad and diverse population base and growth in the past decade as one reason for the improved outlook.
Other Funds
Besides the General Fund, the state has dedicated special revenue funds. Only a portion of these monies is subject to legislative appropriation. The Baseline includes a FY 2019 Other Fund appropriated spending level of $4.3 billion, or (1.9)% below FY 2018.
The level of FY 2019 non-appropriated state funds is expected to be $9.5 billion, while non-appropriated Federal Funds are forecast to be $16.3 billion. When all appropriated and non-appropriated fund sources are combined, total FY 2019 state spending would be $40.1 billion.
State Revenues and Expenditures
The State receives revenues from taxes, fees and other sources, the most significant of which are the transaction privilege (sales) tax, the personal income tax and the corporate income tax. The State expends money on a variety of programs and services, the most significant elements of which include education (both kindergarten through twelfth grade and higher education), health and human services, correctional programs, transportation and debt service.
General Fund
The monies of the State are segregated into the General Fund and various other funds, including special, agency and trust funds. The General Fund consists of revenues received by the State and not required by law to be credited to any other fund, as well as earnings from the investment of State monies not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities, is the depository of most of the major revenue sources of the State.
State Budget
The State's fiscal year begins on July 1 and ends on June 30 of the next calendar year. State law specifies that an annual budget shall be proposed by the Governor by the second Tuesday in January of each year for the next fiscal year (the "Governor's Budget"). Under State law, the Governor's Budget cannot provide for projected expenditures in excess of projected revenues for the ensuing fiscal year.

Following the Governor's Budget, the Joint Legislative Budget Committee ("JLBC") staff releases a baseline legislative budget for the next fiscal year. The Governor's Budget and the JLBC budget form the basis for final negotiations between the Governor and Legislature to reach agreement on appropriations and other legislation to fund State government for the ensuing fiscal year (the "Budget Act"). The Budget Act must be approved by a simple majority vote of each House of the Legislature.
Over the years, a number of laws and constitutional amendments have been enacted, often through voter initiatives, which have made it more difficult for the State to raise taxes, imposed certain mandatory expenditures by the State, or otherwise limited the Legislature and the Governor's budgetary discretion.
THE STATE BUDGET AND APPROPRIATIONS PROCESS
General
Historically, the State Legislature has adopted an annual operating and capital outlay budget for all agencies of the State. The budget process is initiated by the Governor submitting the Governor's Budget by the second Tuesday in January for the next fiscal year to the State Legislature that includes proposed expenditures for the State and its agencies and the means of funding those expenditures. Thereafter, the staff of the JLBC analyzes the Governor's Budget and prepares a baseline budget. Public hearings are then conducted during the Legislative session and, generally prior to July 1, the budget is adopted through passage of appropriations bills. State agencies are then responsible, under the oversight of the Department's General Accounting Office, for exercising budgetary control and ensuring that expenditures do not exceed appropriations. The State Legislature has authority during the fiscal year to make additions, deletions or amendments to the adopted budget.
The accounts of the State are organized on the basis of funds and account groups, each of which is considered a separate accounting entity. It is expected that monies to be appropriated for Lease Payments will be paid primarily from the State's General Fund. The General Fund is used for all financial resources except those required to be accounted for in another fund. General Fund revenues are derived primarily from the collection of taxes, specifically transaction privilege (also referred to herein as "sales tax"), income (individual and corporate), motor vehicle, insurance premium and other taxes. Other State funds include special revenue funds, capital projects, debt service, enterprise, internal service, university, and trust and agency funds.
Pursuant to authorizing legislation, the Lease is required to provide that the obligation of the State to pay Lease Payments and Additional Rent pursuant thereto is a current expense of the State, payable primarily from appropriated monies and not a general obligation or indebtedness of the State. If the State Legislature fails to appropriate monies or the Department fails to allocate such monies for payment of Lease Payments and Additional Rent, then the State and the Department are relieved of any subsequent payment obligation under the Lease. The Department agrees in the Lease to use its best efforts to budget, obtain, allocate and maintain sufficient appropriated monies to pay Lease Payments and Additional Rent, but the Lease contains an acknowledgement that appropriating State monies is a legislative act beyond the control of the Department.
Constraints on the Budget Process
Over the years, a number of laws have been enacted, often through voter initiatives, which have increased the difficulty of raising State taxes, imposed certain mandatory expenditures by the State, or otherwise limited the Legislature and the Governor's budgetary discretion. In fiscal year 2014-15, approximately 60 percent of the State's General Fund was protected from Legislative budget reductions due to voter initiative and federal expenditure requirements. In the event the State desires to increase the tax and fee revenues deposited in the General Fund, the State Constitution requires that any legislation that provides for a net increase in such State revenues requires the affirmative vote of two-thirds of the members of each house of the State Legislature. If the legislation receives the necessary two-thirds votes, the legislation will become effective immediately upon the signature of the Governor. If the Governor vetoes the measure, then the legislation will not become effective unless it is approved by an affirmative vote of three-fourths of the members of each house of the State Legislature. This constitutional requirement applies to legislation that would provide for a net increase in State revenues in the form of: (1) the imposition of any new tax, (2) an increase in a tax rate or rates, (3) a reduction or elimination of a tax deduction, exemption, exclusion, credit or other tax exemption feature in computing tax liability, (4) an increase in a statutorily prescribed State fee or assessment or an increase in a statutorily prescribed maximum limit for an administratively set fee, (5) the imposition of any new State fee or assessment or the authorization of any new administrative set fee, (6) the elimination of an exemption from a statutorily prescribed State fee or assessment, (7) a change in the allocation among the State, counties or cities of Arizona transaction privilege, severance, jet fuel and use, rental occupancy, or other taxes, or (8) any combination of the foregoing. This constitutional requirement does not apply to the effects of inflation, increasing assessed valuation or any other similar effect that increases State revenue but which is not caused by an affirmative act of the State Legislature. In addition, the requirement does not apply to fees and assessments that are authorized by statute, but are not prescribed by formula, amount or limit, and are set by a State officer or agency, and does not apply to taxes, fees or assessments that are imposed by counties, cities, towns and other political subdivisions of the State.
STATE FINANCES
The General Fund

The monies of the State are segregated into the General Fund and various other funds, including special, agency and trust funds. The General Fund consists of revenues received by the State Treasury and not required by law to be credited to any other fund, as well as earnings from the investment of state monies not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities, is the depository of most of the major revenue sources of the State. The General Fund may be expended as a consequence of appropriation or funding measures enacted by the Legislature and approved by the Governor (including the annual Budget Act), as well as appropriations pursuant to various voter initiatives.
Budget Reserves - Budget Stabilization Fund (BSF)
The BSF, which acts as a budgetary reserve for the State, is funded with General Fund revenues and was established to normalize (over time) the fluctuations of the State's high and low growth rates and to help protect the State from unforeseen revenue reductions and/or unanticipated expenditure increases. The amount of funds transferred to or from the BSF is established by statutory formula, but may also be specified by additional acts of the Legislature. No operating expenditures may be directly incurred from monies in the BSF. Other than transfers from the General Fund, interest earned on pooled investments held by the State Treasurer is the primary revenue source of the BSF.
Given its stated use and purpose, balances in the BSF fluctuate depending on the fiscal condition of the State and the State General Fund. The balance in the BSF was approximately $455.3 million as of June 30, 2014 and $457.3 million as of June 30, 2015. The estimated budgeted BSF for fiscal year 2015-16 is approximately $461.4 million.

Sources of Tax Revenue
The following is a summary of the State's major tax revenues. In fiscal year 2014-15, approximately 89.7 percent of the State's General Fund tax revenues and transfers were derived from sales and use taxes, personal income taxes and corporate income taxes.
Sales and Use Tax
The transaction privilege tax accounted for approximately 47.0 percent of General Fund revenues and transfers in fiscal year 2014-15. The transaction privilege tax is levied upon the gross receipts from business activities within the State that are subject to the tax. However, exemptions have been provided for certain essentials such as food for home consumption, prescription drugs and gas delivered through mains. Other exemptions provide relief for a variety of sales ranging from custom computer software to aircraft.
The Arizona use tax is imposed at the same rates as the transaction privilege tax on consumers of tangible personal property that is used, consumed, or stored in the State. Use tax applies to purchases from out-of-state vendors that are not required to collect tax on their sales. Use tax also applies to most leases of tangible personal property.
Personal Income Tax
The Arizona personal income tax, which accounted for approximately 35.3 percent of General Fund revenues and transfers in fiscal year 2014-15, is closely modeled after the federal income tax law. It is imposed on net taxable income (gross income less exclusions and deductions), with rates ranging from 2.59 percent to 4.54 percent. Personal, dependent, and other credits are allowed against the gross tax liability.
Taxes on capital gains realizations, which are largely linked to stock market performance, can add a significant dimension of volatility to personal income tax receipts.
Corporate Income Tax
The corporate income tax accounted for approximately 7.4 percent of General Fund revenues and transfers in fiscal year 2014-15. The corporate income tax is levied on corporations that engage in business within Arizona. The tax rate currently is 4.9 percent of taxable income.
State Appropriations Limit
Article IX, Section 17 of the Arizona Constitution imposes a limit on the amount of State revenues that the Legislature may appropriate for a fiscal year to a percentage of Arizona personal income. Currently, this limit is 7.41 percent of Arizona personal income. The Constitutional provision also defines the type of State revenues that are subject to the appropriations limit, which include taxes, university collections, licenses, fees and permits. Certain revenues are excluded from the limitation, including interest and dividends, sales for services and rentals, federal grants and funding, donations and gifts, and amounts received in trust.
The JLBC staff, in consultation with the Governor's Office of Strategic Planning and Budgeting ("OSPB"), is required by statute to report the appropriations subject to the Constitutional limit. This calculation is prepared by February 15th of each year and indicates the appropriations that are or will be subject to the limit in the previous, current and subsequent fiscal years. The most recent calculations prepared by JLBC indicate that the appropriations subject to the limit, as a percent of Arizona personal income, were 5.84 percent for fiscal year 2014-15 and 5.66 percent for fiscal year 2015-16.

GOVERNMENT-WIDE FINANCIAL ANALYSIS
The State's overall financial position and operations for the fiscal year ended June 30, 2017 for the primary government are summarized, as follows, based on the information included in the government-wide financial statements.
For the year ended June 30, 2017, the State's combined net position totaled $26.4 billion, reflecting an increase of $1.7 billion during the current fiscal year. The largest portion of the State's net position (85%) represents net investment in capital assets of $22.5 billion. Additions to land, roads, and bridges provided the majority of the governmental activities increase in net investment in capital assets of $860.8 million. The State uses these capital assets to provide services to citizens; consequently, these assets are not available for future spending. Although the State's investment in its capital assets is reported net of accumulated depreciation and related debt, it should be noted that the resources needed to repay this debt are planned to be provided from other sources, since the capital assets themselves are not typically used to liquidate these liabilities. The State's net position also included $8.9 billion (34%) of resources that are subject to external restrictions on how they may be used. The governmental activities increase in restricted net position of $567.8 million is largely a result of an increase of $353.8 million in the amount restricted by the State's Constitution for basic education funded by the Land Endowments Fund, an increase of $152.2 million in the amount restricted for capital projects, and an increase of $76.5 million in the amount restricted for health and welfare. The business-type activities increase in restricted net position of $253.6 million is primarily due to an increase of $234.9 million in the amount restricted for the Unemployment Compensation Fund. After accounting for the above net position restrictions, the State has a remaining deficit of $5.0 billion (19%) reported as unrestricted net position.
Change in Net Position
Governmental Activities – Net Position increased by $1.3 billion from fiscal year 2016, or a 6% increase from fiscal year 2016. Reported sales tax revenues increased by $319.9 million, or 5%. The increase in sales tax collections generally reflects increased economic activity in the State during fiscal year 2017. Net taxable sales increased by 4% from fiscal year 2016, resulting in the increased reported sales tax revenue. The largest increases in net taxable sales during fiscal year 2017 were in retail sales, restaurants and bars, and contracting. The most notable change in revenues occurred within operating grants and contributions, as it increased by $1.2 billion (9%) over fiscal year 2016. This increase is largely attributable to the enhanced federal financial participation matching rates for increased enrollment in Arizona Health Care Cost Containment System (AHCCCS) programs due to implementation of the Patient Protection and Affordable Care Act of 2010 (ACA) beginning January 1, 2014. AHCCCS experienced an increase of 73,146 members (4.0%) over fiscal year 2016. Adding to the increase in operating grants and contributions was an increase in the fair value of the Permanent Fund investment portfolio of $632.0 million during fiscal year 2017. The increase in health and welfare expenses of $508.5 million (3%) resulted mostly from the increased enrollment and the increase in rates and utilization for AHCCCS programs. The increase in education expenses of $232.8 million (4%) was largely due to increased enrollment growth and inflation.
Business-type Activities – Net Position increased by $453.4 million from fiscal year 2016, or 14%. This increase is primarily due to increases in net position for the Universities and the Unemployment Compensation Fund of $260.0 million and $234.9 million, respectively. Non-operating revenues and transfers from the General Fund more than offset the Universities' operating loss of $1.1 billion. The Universities' operating revenues increased by $191.5 million over fiscal year 2016 primarily due to an increase in net student tuition and fees revenue, largely as a result of increased enrollment and modest increases in tuition and fee rates. Other increases included an increase in the endowment earnings on investments and an increase in State appropriation transfers from the General Fund. Universities' operating expenses increased by $225.1 million over fiscal year 2016 primarily due to increases in expenses for instruction, academic support, and scholarships and fellowships and student services that largely reflect continued enrollment growth. Also, the Unemployment Compensation Fund's unemployment assessment revenue increased by $13.0 million and cost of sales and benefits decreased by $19.8 million, as compared to the prior fiscal year, due to the decline in unemployment levels. In addition, unemployment assessment revenue of $495.9 million was higher than the cost of sales and benefits of $271.5 million during fiscal year 2017.
General Fund
The General Fund is the chief operating fund of the State. At June 30, 2017, unassigned fund balance of the General Fund had a deficit of $258.3 million, while total fund balance closed the year at $34.4 million. The fund balance of the State's General Fund decreased $114.7 million during the fiscal year. Revenues exceeded expenditures by $521.5 million, before other financing sources and uses. However, other financing sources and uses more than offset this excess by $636.2 million, which consist primarily of transfers to the Universities in support of higher education, offset by legislative transfers from other funds to the General Fund. Overall revenues increased by $808.8 million (3%) and expenditures increased by $1.0 billion (4%) from fiscal year 2016. Primary reasons for decreases in fund balance during the fiscal year are due to expenditure increases for health and welfare, education, and intergovernmental revenue sharing. Primary reasons for increases in fund balance during the fiscal year are increased collections of sales taxes and increased intergovernmental revenue, including federal funding received as a result of the AHCCCS implementation of the ACA.
Transportation and Aviation Planning, Highway Maintenance and Safety Fund
The Transportation and Aviation Planning, Highway Maintenance and Safety Fund is responsible for the repair and maintenance of existing roads, paying the debt service for roads that are built from the issuance of revenue bonds and grant anticipation notes, and providing technical assistance with road construction provided by contractors hired by the Arizona Department of Transportation (ADOT). Total fund balance increased $79.3 million during fiscal year 2017. Although revenues exceeded expenditures by $346.9 million, transfers to non-major governmental funds of $273.9 million, to primarily pay debt service, largely offset this excess. Overall revenue decreased by $99.7 million (3%), however, expenditures also decreased by $129.8 million (5%), as compared to the prior fiscal year.
Land Endowments Fund
The Land Endowments Fund was established when the federal government granted Arizona statehood. Both the State's Constitution and the federal government require that the land grants given to the State be maintained indefinitely, and the earnings from the land grants should be used for public education, primarily K-12. For fiscal year 2017, the Land Endowments Fund total fund balance increased $487.9 million. Endowment investments increased $484.8 million, at fiscal year end, mainly due to a net increase in the fair value of investments of $568.6 million, receipts from land sales of $179.0 million, and realized gains of $85.6 million. This was partially offset by increased distributions resulting from Proposition 123.
GENERAL FUND BUDGETARY HIGHLIGHTS
During the fiscal year ended June 30, 2017, the original budget was amended by various supplemental appropriations and appropriation revisions. Differences between the original budget and the final amended budget resulted in a $2.1 billion net increase in appropriations for the General Fund. Some of the significant changes in the General Fund appropriations were:

1.	$641.8 million increase due to prior fiscal year obligations that were paid in the current fiscal year per A.R.S. § 35-191.
2.
$998.5 million increase to the Department of Education's original budget is primarily due to the basic state aid deferred payment from fiscal year 2016, which was appropriated as a supplemental appropriation in the fiscal year 2017 budget, as well as additional state aid funding.

3.
$259.3 million increase to the AHCCCS' original budget (after factoring in the prior fiscal year obligations that were paid in the current fiscal year) is primarily due to supplemental appropriation increases for voluntary payments from political subdivisions related to disproportionate share hospital and graduate medical education, Proposition 204 services, due to enrollment in excess of budgetary projections, and the KidsCare program.

4.
$57.6 million increase to the Department of Economic Security's (DES) original budget is primarily due to supplemental appropriations for certain Title XIX programs and loans to the Department from the State's Budget Stabilization Fund to fund program expenses while awaiting federal reimbursement.

The actual expenditures were less than the final budget by $1.2 billion. Of this amount, $92.6 million will continue as legislative multiple fiscal year spending authority for fiscal years 2018 and beyond, depending upon the budgetary guidelines of the Legislature. The remaining $1.1 billion represents the unused portion of the State's legislatively authorized annual operating budget.
CAPITAL ASSETS AND DEBT ADMINISTRATION
Capital Assets
The State's investment in capital assets for its governmental and business-type activities as of June 30, 2017 totaled $29.1 billion, net of accumulated depreciation. The total primary government increase in capital assets for the current period was 4%, with a 3% increase in capital assets used for governmental activities and a 6% increase for business-type activities. Depreciation charges of the governmental and business-type activities for the fiscal year totaled $453.1 million. Major capital asset activity during the current fiscal year included the following:
•	The ADOT started or completed roads and bridges totaling $772.6 million during the fiscal year.
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The Universities' additions to capital assets totaled $585.8 million and included increased investments in buildings to support instruction, research, and public service missions, as well as building renewal and other capital projects.

The State manages its roads using the Present Serviceability Rating (PSR), which measures the condition of the pavement and its ability to serve the traveling public. The PSR uses a five-point scale (5 excellent, 0 impassable) to characterize the condition of the roadway. The State's serviceability rating goal is 3.23 for the overall system. The most recent assessment indicated that an overall rating of 3.67 was achieved for fiscal year 2017. The State manages its bridges using the Bridge Management System. To comply with federal standards, the State is expected to maintain its bridges to a condition where not more than 10.0% are classified as poor. The State's most recent assessment indicated that 1.6% of the bridges were so classified for fiscal year 2017.

The State's most notable and largest highway construction project to date was started during fiscal year 2016 and was for the design, construction, and 30-year maintenance of the Loop 202 South Mountain Freeway. The project is a 22-mile, 8 lane freeway that will complete the Loop 202 and Loop 101 freeway system. The contract was entered into on February 26, 2016 for $1.25 billion. Right-of-way cost estimates, not contractually committed, brings the total project cost estimate to $2.0 billion, not including financing costs. Actual costs incurred by the ADOT through June 30, 2017 for this project are $662.4 million.
Long-Term Debt
The State issues no general obligation debt instruments. The Arizona Constitution, under Article 9, Section 5, provides that the State may contract debts not to exceed $350 thousand. This provision has been interpreted to restrict the State from pledging its credit as a sole payment for debts incurred for the operation of the State government. As a result, the State pledges either dedicated revenue streams or the constructed building or equipment acquired as security for the repayment of long-term debt instruments.
Major long-term debt activity during the current fiscal year included the following:
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The ADOT issued revenue refunding bonds for $312.9 million and grant anticipation refunding notes for $90.4 million to refinance existing debt to obtain debt service savings by taking advantage of lower market interest rates.

•	The Arizona Department of Administration issued COPs for $119.9 million to pay a portion of the purchase option price for a State prison that was under a capital lease agreement.
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The Universities issued revenue bonds for $489.1 million to fund the acquisition, construction, or renovation of capital facilities and infrastructure, and to refinance existing debt to obtain debt service savings by taking advantage of lower market interest rates.

ECONOMIC CONDITION AND OUTLOOK
The Office of Economic Opportunity within the Department of Administration is forecasting the State to gain a projected 138,553 jobs, representing annual growth rate of 2.4%, over the two-year projected employment period of 2016 (quarter 3) to the 2018 (quarter 2).
The State's fiscal year 2018 General Fund budget reflects projected growth in base revenues of 4.3%. The net revenues are projected to increase from $9.8 billion in fiscal year 2017 to $9.9 billion in fiscal year 2018. General Fund spending is projected to increase from $9.6 billion in fiscal year 2017 to $9.8 billion in fiscal year 2018. The budget includes increased spending for K-12 education changes, increases for School Facilities Board (SFB) spending, and increased spending for DES. The General Fund fiscal year 2018 cash balance is projected to be a $38 million balance.
The enacted budget's 3-year spending plan provides estimates of fiscal year 2019 and fiscal year 2020 spending. The fiscal year 2019 General Fund budget is forecasted to have revenues of $10.1 billion and expenditures of $10.0 billion, with a $58 million balance. After accounting for legislation enacted separately from the budget and technical adjustments, fiscal year 2019 revenues are projected to be $10.1 billion compared to spending of $10.0 billion. The fiscal year 2019 balance is estimated to be $52 million, including the $38 million fiscal year 2018 ending balance. The structural balance for fiscal year 2019 is estimated to be $80 million. The fiscal year 2019 spending projection includes statutory formula caseload growth and removal of fiscal year 2018 spending categorized as one-time in the fiscal year 2018 budget process. Fiscal year 2019 ongoing revenues are primarily based on the Executive growth rate of 4.1%, but also incorporate separately enacted tax law changes. It also reflects new one-time spending, including $56 million in one-time fiscal year 2019 spending to complete SFB school construction projects started in fiscal year 2018 and start SFB projects projected to start in fiscal year 2019.
The fiscal year 2020 General Fund budget is forecasted to have revenues of $10.5 billion and expenditures of $10.4 billion, with a $157 million balance. After accounting for separately enacted legislation and technical adjustments, fiscal year 2020 revenues are projected to be $10.5 billion compared to spending of $10.4 billion. The fiscal year 2020 budget is estimated to have a $122 million balance, including the $52 million fiscal year 2019 ending balance. The structural balance for fiscal year 2020 is estimated to be $15 million. The fiscal year 2020 spending includes statutory formula caseload growth and removal of one-time fiscal year 2019 spending. Fiscal year 2020 ongoing revenues reflect the
Executive budget base growth rate of 4.5%, further adjusted for previously enacted tax law changes. It also reflects new one-time spending, including $42 million to complete SFB school construction projects projected to start in fiscal year 2019.
STATE RETIREMENT SYSTEM
Retirement Benefits
The State contributes to four separate pension plans for the benefit of all full-time employees and elected officials.
The Arizona State Retirement System ("ASRS"), a cost-sharing, multiple employer defined benefit plan, has reported increases in its unfunded liabilities. The Board of ASRS adopts annual contribution rates for the system. For the year ended June 30, 2016, active plan members were required by statute to contribute at the actuarially determined rate of 11.47 percent (11.35 percent for retirement and 0.12 percent for long-term disability) of the members' annual covered payroll. The State was also required by statute to contribute at the actuarially determined rate of 11.47 percent (10.85 percent for retirement, 0.50 percent for health insurance premium, and 0.12 percent for long-term disability) of the members' annual covered payroll. For fiscal year 2017, active plan members actuarially determined contribution rate is 11.48 percent (11.34 percent for retirement and 0.14 percent for long-term disability) of the members' annual covered payroll. The State is also required to contribute at the actuarially determined rate of 11.48 percent (10.78 percent for retirement, 0.56 percent for health insurance premium, and 0.14 percent for long-term disability) of the members' annual covered payroll.
The Arizona Public Safety Personnel Retirement System ("PSPRS"), an agent multiple-employer defined benefit plan that covers public safety personnel who are regularly assigned to hazardous duties, for which the Arizona State Legislature establishes and may amend active plan members' contribution rate, has reported increases in its unfunded liabilities. The effect of the increase in the PSPRS's unfunded liabilities is expected to result in increased contributions by the State and its employees. However, the specific impact on the State, or on the State's and its employees' future annual contributions to the PSPRS, cannot be determined at this time.
For the year ended June 30, 2015, active PSPRS members were required by statute to contribute 11.05 percent of the members' annual covered payroll and the participating State agencies were required to contribute at the actuarially determined rates for their portion of the plan of 23.39 to 105.19 percent, as applicable, the aggregate of such employee and employer contributions being the total actuarially required amount. The health insurance premium portion of the contribution rate was included in the actuarially determined rates previously stated.
Under PSPRS for the fiscal year ending June 30, 2016 and each subsequent fiscal year, the employee contribution rate is set by statute and calculated at the lesser of 11.65 percent or 33.3 percent of the sum of the member's contribution rate from the preceding fiscal year, plus the aggregate computed employer contribution rate subject to a minimum employee contribution rate of 7.65 percent. The employer contribution rates are based upon an actuarial valuation.
It should be noted that the PSPRS Board of Directors has adopted a three year contribution rate phase-in associated with the Arizona Supreme Court decision which determined that the reduction in the permanent benefit increase enacted by the State Legislature in 2011 (Senate Bill 1609) was unconstitutional. Other litigation relating to the 2011 legislation remains outstanding. If the ultimate outcome overturns additional portions of the legislation, there will be further adverse impacts on the funded ratio and the actuarially determined contribution rates.
On February 16, 2016, the Governor of Arizona signed into law pension overhaul legislation which makes several changes to the PSPRS. The changes, which only affect new hires that start after July 1, 2017, will require new public employees to serve until the age of 55 before being eligible for full pension benefits. The new legislation will also cap pension benefits for new hires and split the cost of pensions 50/50 between employers and new employees; offer new hires the option of a 100 percent defined contribution plan and tie cost-of-living adjustments to the regional Consumer Price Index with a cap of 2 percent (the "COLA Provision"). As approved by the voters at an election held on May 17, 2016, the COLA Provision will also apply to current members of the PSPRS.
The Corrections Officers Retirement Plan ("CORP") is a multiple-employer defined benefit plan that covers certain State employees whose primary duties require direct inmate contact, for which the Arizona State Legislature establishes and may amend active plan members' and the State's contribution rates. The CORP has reported increases in its unfunded liabilities. The effect of the increase in the CORP's unfunded liabilities is expected to result in increased contributions by the State and its employees, however the specific impact on the State, or on the State's and its employees' future annual contributions to the CORP, cannot be determined at this time.
For the year ended June 30, 2015, active CORP members were required by statues to contribute 8.41 percent of the members' annual covered payroll, and the participating State agencies were required to contribute at the actuarially determined rates for their portion of the plan of 6.93 to 17.0 percent, as applicable, the aggregate of such employee and employer contributions being the total actuarially required amount. The health insurance premium portion of the contribution rate was included in the actuarially determined rates previously stated.
The Elected Officials Retirement Plan ("EORP"), a cost sharing multiple-employer defined benefit plan that covers State elected officials and judges, for which the Arizona State Legislature establishes and may amend active plan members' contribution rate, has reported increases in its unfunded liabilities. The EORP is governed by the same Board of Trustees that manages the PSPRS plan. As of January 1, 2014 EORP is closed to new members. Pursuant to Arizona statute, the annual contribution for active members of EORP is 13 percent of the members' annual covered payroll. Although the actuarially determined employer contribution rate for fiscal year 2016-17 is 95.56 percent of covered payroll, pursuant to current State law participating EORP employers are required to annually contribute 23.50 percent of covered payroll for elected officials and eligible judges. This amount is distributed to EORP, the Elected Officials Defined Contribution Retirement System (EODCRS) and the Arizona State Retirement (defined benefit) System (ASRS), depending on the retirement program in which each eligible employee participates. As a percent of covered payroll, the employer contribution rate, by statute, for EODCRS participating members is 6.00 percent; the employer contribution rate for ASRS participating members is 11.48 percent (11.34 percent for retirement and 0.14 percent for long-term disability) for fiscal year 2016-17; and all remaining employer contributions, up to 23.50 percent of the covered payroll of all elected officials and eligible judges, are remitted to EORP. The EORP employer contribution is additionally funded each year with designated state and county court fees and a $5,000,000 appropriation from the State general fund. For fiscal year 2016-17 the total EORP employer contribution is expected to be approximately $30,000,000 lower than the actuarially determined employer contribution.
The Government Accounting Standards Board adopted Statement Number 68, Accounting and Financial Reporting for Pensions ("GASB 68"), which, beginning with fiscal years starting after June 15, 2014, requires cost-sharing employers to report their "proportionate share" of the plan's net pension liability in their government-wide financial statements. GASB 68 also requires that the cost-sharing employer's pension expense component include its proportionate share of the plan's pension expense, the net effect of annual changes in the employer's proportionate share and the annual differences between the employer's actual contributions and its proportionate share. Additionally, GASB 68 requires agent-employers to report their plan's net pension liability in their government-wide financial statements, along with pension expense reported for changes in components of the net pension liability. The State's employees participate in the several pension plans provided by the State, and both the State and each covered employee contribute to the State plans. As of June 30, 2015, the State reported the following liabilities for its proportionate shares of its net pension liabilities under the specified plans: ASRS - $3.2 billion; PSPRS - $796.3 million; CORP - $675.9 million; EORP - $250 6 million; and Universities' Defined Contribution Plan - $31.7 million
At June 30, 2017, the State reported a liability of $3.5 billion for its proportionate share of the ASRS' net pension liability. The net pension liability was measured as of June 30, 2016. The total pension liability used to calculate the net pension liability was determined using update procedures to roll forward the total pension liability from an actuarial valuation as of June 30, 2015, to the measurement date of June 30, 2016. The total pension liability as of June 30, 2016, reflects a change in actuarial assumption for a decrease in loads for future potential permanent benefit increases. The State's proportion of the net pension liability was based on the State's actual contributions to the plan relative to the total of all participating employers' contributions for the year ended June 30, 2016. The State's proportion measured as of June 30, 2016, was 21.75 percent, which was an increase of .08 percent from its proportion measured as of June 30, 2015.
Other Post-Employment Benefits
Beginning with the fiscal year that commenced on July 1, 2008, the State was required to implement GASB 45, Accounting by Employers for Other Post-Employment Benefits ("OPEB"), which requires reporting the actuarially accrued cost of post-employment benefits, other than pensions, such as health and life insurance for current and future retirees. GASB 45 requires that such benefits be recognized as current costs over the working lifetime of employees and, to the extent such costs are not pre-funded, the reporting of such costs as a financial statement liability.
State employees, their spouses and survivors may be eligible for certain retiree health care benefits under health care programs provided through the State. Employees on long-term disability and their spouses may also qualify for retiree health care benefits through the State. It is expected that substantially all State employees that reach normal or early retirement age while working for the State will become eligible for such benefits. Currently, such retirees may obtain the health care benefits offered by the State by paying 100 percent of the applicable health care insurance premium available to all participants, whether retired or not, in the State's health care program. The State makes no payments for OPEB costs for such retirees. Even though the retirees are paying 100 percent of the insurance premiums there is, however, according to GASB 45, an implicit rate subsidy since the retirees are paying a lower premium than what would be paid if the insurance premiums were based on the retiree's age.

The State commissioned an actuarial valuation of the OPEB costs associated with the health care programs available to retirees through the State in order to meet the requirements of GASB 45. Based on that valuation, the financial impact to the State was $28.416 million as of June 30, 2015.
Litigation
The State is party to numerous legal proceedings, many of which normally occur in government operations. In addition, the State is involved in certain other legal proceedings that, if decided against the State, might require the State to make significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation, estimate the potential impact on the ability of the State to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on a fund's investments.

APPENDIX C
ADDITIONAL INFORMATION ABOUT THE COLORADO ECONOMY AND COLORADO OBLIGATIONS
The following information is a summary of certain factors affecting the credit and financial condition of the State of Colorado ("Colorado" or the "State").  The sources of payment for Colorado municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State and certain of its municipalities and public authorities.  This summary does not purport to be a complete description and is derived solely from information contained in publicly available documents, including the Focus Colorado: Economic and Revenue Forecast dated March 19, 2018 prepared by the Colorado Legislative Council Staff Economics Section, and other reports prepared by state government and budget officials and statements of issuers of Colorado municipal obligations, as available on the date of this Statement of Additional Information.  Any characterizations of fact, assessments of conditions, estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, such reports and are subject to risks and uncertainties that may cause actual results to differ materially. The Fund is not responsible for information contained in such reports and has not independently verified the accuracy, completeness or timeliness of information contained in such reports.  Such information is included herein without the express authority of any Colorado issuer and is provided without regard to any events and that occurred since the date of the most recent publicly available report.
General Profile
Colorado became the 38th state of the United States of America when it was admitted to the union in 1876. Its borders encompass 103,718 square miles of the high plains and the Rocky Mountains, with elevations ranging from 3,315 to 14,433 feet above sea level. The current population of the State is approximately five million. The State's major economic sectors include agriculture, professional and business services, manufacturing, technology, tourism, energy production and mining. Considerable economic activity is generated in support of these sectors by government, wholesale and retail trade, transportation, communications, public utilities, finance, insurance, real estate and other services.
Economic Outlook
The following discussion is based on the Focus Colorado: Economic and Revenue Forecast dated June 20, 2018 prepared by the Colorado Legislative Council Staff Economics Section.
The U.S. and Colorado economies are firing on all cylinders and appear positioned to flourish in the near term. Most fundamental indicators suggest that the economy is operating at its peak, with strong labor markets, improving housing markets, and robust consumer activity. The upswing in energy prices is proving a boon to Colorado producers, reigniting the state's high-powered oil and gas industry. Favorable tax treatment under the Tax Cuts and Jobs Act is strengthening business activity beyond what would otherwise be expected at this stage of the business cycle. The policy change is accelerating short-term growth, but may be borrowing against future investment. The expansion is long-lived and remains poised to become the longest on record. However, structural factors—primarily demographics —have conspired to limit the strength of economic growth.
The economic expansion is expected to weaken during the forecast period as the business cycle comes to a close. The Federal Reserve has already begun to apply the brakes this year, raising interest rates to rein in rising inflationary pressures. As interest rates rise, households are expected to reprioritize savings at the expense of some spending, which will reduce growth capacity. Employers are already constrained by labor shortages, which will be exacerbated as veteran workers age out of the labor force. These constraints are cyclical certainties and are expected to emerge over 2019 and 2020 as the expansion wanes.
Short-term risk to the economic outlook comes mostly from abroad. The global economy has experienced volatility in the face of rising commodity prices, fluctuations in the U.S. dollar, and uncertainty over trade agreement negotiations. Closer to home, a relatively strong dollar, retaliatory tariffs, and drought conditions threaten the state's agriculture industry, even as crop prices recover. The fiery Colorado housing market also poses challenges. The elevated cost of living is pricing out many buyers, contributing to slower anticipated population growth and crimping consumer expenditures elsewhere in the economy.
Gross Domestic Product
The economic expansion is broad-based and long-lived. The U.S. economy is on track to record its longest expansion ever. Real gross domestic product (GDP), an estimate of the inflation-adjusted value of final U.S. goods and services, grew moderately in the first quarter of this year following a strong end to 2017. Solid gains in business investment continue to bolster growth. Colorado's economy continues to outpace the nation—only Washington State grew more quickly during 2017. U.S. and Colorado GDP is expected to continue to grow in 2018 and 2019 with the federal Tax Cuts and Jobs Act providing a near-term boost to consumer spending and business activity. The change in policy, however, poses a risk of pulling future economic activity forward at the expense of longer-term growth.
Real GDP grew at annual rate of 2.2 percent in the first quarter of 2018. Contributions to growth came from all four main components of GDP with solid gains in investment by businesses. Despite a decline in residential investment, total private domestic spending grew 7.2 percent from the previous quarter. Since mid-2017, business investment, specifically nonresidential fixed investment, has steadily picked up pace. Consumer spending, which accounts for more than two-thirds of U.S. economic activity, grew by 1.0 percent, following a healthy gain of 4.0 percent in the fourth quarter. Government spending and investment contributed modestly to economic growth. U.S. exports rose at 4.2 percent, a slower rate than the prior quarter. However, trade on net was nearly inconsequential as strong consumer demand for imports mostly offset economic gains from exports.
The current expansion is weaker than prior expansions. The present-day economic expansion surpassed the 1960s expansion to become the second longest on record in U.S. history. Only the 1990s expansion endured longer, lasting 120 months relative to 109 months for the current expansion through the first quarter of this year. However, this expansion remains weaker than the 1990s expansion and other prior episodes of economic growth.
Many factors have contributed to slower growth. The most significant is demographic change, which has slowed population growth, weakened consumer activity, and modified spending patterns as a higher share of the population enters retirement. Structural changes in the economy, including technological change and shifts toward automation, have slowed growth in labor productivity and wages, causing negative downstream impacts on consumption and shifting business spending toward cost saving, capital intensive investments. Wage growth has sprung to life in recent months, and business investment has accelerated, offering positive signs for business and consumer activity.
Colorado's economy is among the nation's strongest. After growing 1.6 percent in 2016, Colorado's real GDP increased 3.6 percent in 2017, the second highest annual growth rate in the nation. Only Washington's 4.4 percent increase was faster in 2017. Economic growth continues to be solid and broad-based across most industries, with 19 of 20 sectors registering a positive year-over-year contribution to GDP. The exception was agriculture, where abundant supply and low prices conspired to hurt producers. The mining industry has benefited from higher oil prices and a smaller workforce, while Colorado's strong consumer confidence and buoyant housing market have allowed the state to outperform the national economy.
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Real U.S. GDP is expected to increase 2.9 percent in 2018 and 2.3 percent in 2019. Near-term stimulus to business investment and consumer spending from the Tax Cuts and Jobs Act will provide a short-term boost to GDP growth.

Demographics
Population growth has slowed. Data published by the U.S. Census Bureau in December show a slowdown in Colorado population growth attributable primarily to slower net migration. Lower levels of net migration reflect fewer new residents to the state and more residents moving elsewhere. Slower population growth will contribute to a tightening state labor market. Locations outside of Colorado are proving more affordable to many would-be residents of the state as housing costs continue to rise in Colorado. Several other factors are also contributing to slower net migration and population growth. Economic growth has improved in many areas of the U.S., offering encouraging job prospects in less expensive areas. Additionally, consistent with nationwide trends, international migration to Colorado has also slowed due to changes in federal immigration policy and improved economic prospects abroad. Birth rates have fallen, which has also contributed to slower population growth.
The aging population is slowing economic activity. Demographic change actively affects economic performance across the U.S. and in Colorado, influencing the supply of labor, income, consumption, and inflation. An increasing share of the baby boomer generation — those born between 1946 and 1964 — is retiring, causing labor force participation to decline and slowing income and consumption growth over the long run. Based on projections released by the State Demography Office, Colorado's prime working age population, comprising persons between ages 25 and 54, is projected to fall from a high of 47 percent of the population in 2001 to 41 percent by 2020. The share of those aged 65 and older is expected to rise from a historical average of about 10 percent to nearly 15 percent by 2020.
Income and consumption rise and fall with age. In particular, the average earning and consumption levels of those in the U.S. peak between ages 45 and 54 and decline steadily thereafter. As the baby boomer generation reached their 40s and 50s, the U.S. enjoyed a "demographic dividend," marked by strong economic growth in the 1990s and 2000s.
The current expansion has been less impressive than in previous business cycles in part because of the demographic drag on the U.S. and Colorado economies, which is expected to continue well into the future. The oldest baby boomers reached age 65 in 2010. The youngest will reach retirement age in 2029. The number of baby boomers leaving the labor force is expected to peak in Colorado in the early 2020s.
Evolving consumption patterns. In addition to the rise and fall of income and spending, consumption patterns tend to evolve over time with changes in technology and economic activity. Anecdotal evidence and economic data suggest that members of the millennial generation — those born between 1980 and 1999 — spend more on experiences, such as travel and dining out, and less on things, such as apparel, books, and food consumed at home, than previous generations did at their age. Millennials are also making different decisions than prior generations with respect to housing, which makes up the largest share of household expenses (over 40 percent in the Denver-Boulder-Greeley combined statistical area). National data from the Consumer Expenditure Survey suggest that relative to prior generations aged 25 to 34, millennials are less likely to own a home, more likely to rent or share housing, and less likely to move. These consumption trends have subdued national demand for housing construction and sales in recent years. However, these trends are abating as a rising share of Millennials are reaching their 30s.

•	With the slowdown in net migration to the state, Colorado population growth is projected to grow 1.3 percent in 2018 and 2019.
Business Income and Activity
Business activity and incomes are expected to continue to grow throughout the forecast period. Commodity prices for metals and crops have picked up as a result of stronger global demand, boosting industrial production, manufacturing, and export activity. However, rising wage and inflationary pressures will increase business costs, which may constrain future business opportunities. The federal Tax Cuts and Job Act is expected to increase after-tax profits of corporations and business owners, which may result in additional business investments and boost productivity. The extent and duration of the boost, however, is uncertain. Additionally, business benefits from tax reform may add additional competition to a tight business environment.
Businesses are propelling future growth. Certain business measures, including investment, industrial production, and manufacturers' orders can serve as valuable leading indicators that suggest future economic performance. Business investment and proprietors' income continued to increase through the start of 2018, while corporate profits after tax were more volatile (top left). Investment in equipment and intellectual property continually increased in 2017, resulting in 8.0 percent growth between the first quarter 2017 and the first quarter of 2018. Nonfarm proprietors' income increased 2.9 percent between the first quarter 2018 and the first quarter of 2017. Corporate profits after tax were 0.1 percent higher in the first quarter of 2018 than the first quarter of 2017; however, corporate profits increased 7.8 percent between the fourth quarter of 2017 and the first quarter of 2018.
Both the Institute for Supply Management's (ISM) manufacturing index and its non-manufacturing business activity index indicate expanding business activity. The manufacturing index has been in expansionary territory (with values above 50) for the past 21 months, reading 58.7 in May. The broader non-manufacturing business activity index read 59.1 in April. The non-manufacturing index has consistently over-performed the manufacturing index since the end of the 2008-09 recession. However, the two indices converged in 2017 when the oil and gas sector rebounded following an industry-specific recession in 2016. The Federal Reserve Bank of Kansas City produces a manufacturing index similar to the ISM index for businesses within its region, which includes Colorado as well as six other states. The Kansas City Fed index strengthened to 79.0 in May, the second consecutive month that the index reported all time highs. Despite extremely robust manufacturing activity now, firms report optimism about future opportunities for expansion.
As measured by the Federal Reserve Board of Governors, industrial production increased 3.4 percent in the first five months of 2018 over year-ago levels. Production accelerated at the end of 2017 as the Gulf Coast recovered from the calamitous 2017 Atlantic hurricane season. Following this rebound, growth has moderated year-to-date. New orders continue to increase as the expansion matures and global markets improve. Total new orders increased 7.8 percent in the first four months of 2018 compared with the same period in 2017, and new orders for durable goods increased 9.0 percent, partially on the strength of increased orders for civilian aircraft.
Tax reform shook up stock markets. Passage of the federal Tax Cuts and Jobs Act helped to fuel stock markets at the end of 2017. Thus far this year, markets have been volatile in response to trade policy discussions, interest rate speculation, and industry-specific headlines. Many companies chose to use their tax windfall to buy back an estimated $178 billion worth of stock in the first quarter of 2018. Volatility indicators continue to reflect heightened concern about future fluctuations. The Chicago Board Options Exchange (CBOE) Volatility Index is based on S&P 500 option prices. When the index goes up, it indicates near-term expectations for market volatility. The index spiked at the start of February and remains elevated relative to the period of historically low volatility in 2017.
Labor Markets
U.S. and Colorado labor markets continue to pick up momentum in 2018; however, historically low unemployment rates and signs of growing worker shortages suggest the labor market is at or beyond its optimal capacity. Colorado labor market activity continues to outpace that of the nation as a whole, and the state unemployment rate remains among the lowest in the country. Wage gains in 2018 and 2019 will pull more workers into the labor force, sustaining employment growth, albeit at reduced levels.
Strong labor markets are counteracting structural shifts. Colorado's labor force participation rate is climbing in spite of an accelerating number of annual retirements. Labor force participation fell during the first five years of the current expansion, a demographic idiosyncrasy inconsistent with the early years of all other recent expansions. Growing labor force participation since 2015 suggests that the tight labor market is now strong enough to counteract demographic and structural shifts toward automation, which have reduced demand for lower-skilled workers in many industries, including manufacturing and information services sectors. Positive trends in the labor force participation rate will sustain employment growth through the forecast period.
The job market is still growing. U.S employers continue to add employees to their payrolls at a healthy pace. On average, employers added 194,000 new jobs each month over the past 12 months. In May 2018, U.S. employment rose 1.6 percent over year-ago levels. Job growth has remained broad-based across supersectors, with professional and business services and education and health services sectors adding the most jobs since May 2017. Job gains in the construction and manufacturing industries continue to trend upward; these sectors added 270,000 and 245,000 jobs, respectively, since May 2017. Mining and logging employment continues to show considerable improvement in recent months as oil production and investment has surged with rising oil prices. However, mining and logging employment remains well below its peak level of 900,000 jobs in early 2014.
The U.S. unemployment rate fell to an 18-year low of 3.8 percent in May 2018, continuing a yearlong downward trend and suggesting that recent job growth has been sufficient to absorb the workers reentering the labor force. The "underemployment" (U6) rate, a broader measure that captures discouraged workers and those who work part-time but desire full-time work, was 7.6 percent in May 2018, down from 8.4 percent in the same month one year ago.
Colorado's labor market is even tighter. The state labor market remains one of the strongest in the country. Job growth has accelerated slightly thus far this year after slowing in the last half of 2017. However, total job growth has fallen compared to earlier periods in the current economic expansion, suggesting the presence of capacity constraints. Job growth peaked at 3.8 percent in early 2015. Colorado employment rose 2.5 percent through May over year-ago levels, and gains occurred across nearly all sectors. Strong residential and nonresidential construction activity continues to drive demand for construction workers. Relative to a year ago, the industry has added 9,700 jobs to its payrolls, a 6.0 percent increase. The leisure and hospitality supersector, which includes the arts, entertainment, and recreation and accommodation and food services sectors, continues to benefit from Colorado's thriving tourism industry. Finally, employment in the mining and logging supersector continues to trend upward as oil prices improve.
Colorado's unemployment rate is still among the lowest in the country and the number of new and continued unemployment claims remains near historical lows. The state unemployment rate dropped to 2.8 percent in May after holding steady at 3.0 percent since September 2017. Many employers are reporting that it is becoming increasingly difficult to find the talent and skilled labor needed to grow their businesses.

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Colorado will continue to add jobs through the forecast period, although at a slower pace than in recent years as labor market shortages constrain growth. Nonfarm employment in the state will increase 2.0 percent in 2018 and 1.6 percent in 2019. The state's unemployment rate will average 2.9 percent in 2018 and 3.1 percent in 2019.

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As the nation maintains full employment, U.S. nonfarm employment will increase 1.4 percent in 2018 and 1.1 percent in 2019. The national unemployment rate will average 3.9 percent in 2018 and 4.1 percent in 2019.

Monetary Policy and Inflation
Interest rates are on the rise. Under the leadership of new Chairman Jerome Powell, the Federal Reserve is expected to pursue an aggressive agenda of ongoing interest rate hikes over 2018 and 2019. In June, the Federal Open Market Committee voted to increase the target range for the federal funds rate to between 1.75 percent and 2.00 percent, continuing a pattern of quarterly increases of 25 basis points each. With the U.S. unemployment rate now firmly below the Fed's target, coupled with rising inflationary pressure, further tightening appears imminent. Twelve of fifteen committee members surveyed at the Fed's March meeting anticipated either two or three additional hikes this year, which would put the target federal funds rate between 2.00 percent and 2.50 percent by year end. While these rates remain modest by historical standards, they represent a sea change after years of dovish Fed decision making. Until the middle of last year, the Fed's target for the federal funds rate was below 1.00 percent.
During the latter years of the current business cycle, tighter monetary policy will act to control inflation and stave off labor market overheating. Rising interest rates will encourage businesses and consumers to migrate a portion of their expenditures toward savings; this forecast anticipates an attendant increase in interest income. In Colorado, higher rates could pose additional challenges in a housing market already unfriendly to buyers.
Inflationary pressure is mounting. U.S. consumer prices, as measured by the consumer price index for all urban areas, increased 2.7 percent in May relative to the same month a year prior. Core inflation, which excludes food and energy increased at a slightly slower 2.2 percent. Inflationary pressure is expected to increase nationally with rising energy prices, which have downstream impacts on prices for most goods and many services. A tight labor market also boosts inflation by increasing labor input costs for producers and because businesses set prices to capture a portion of rising household incomes. U.S. consumer prices are being driven by energy price increases, attendant transportation prices, and the quickening national housing market.
Consumer prices in Colorado will continue to rise faster than national rates due in large part to rapid growth in housing costs across most of the state and spillover effects from the higher cost of living. In the second half of 2017, the headline Denver-Boulder-Greeley consumer price index rose 3.7 percent over year-ago levels, while core prices rose 3.4 percent. As a result of methodological changes, the U.S. Bureau of Labor Statistics now publishes a new Denver-Aurora-Lakewood consumer price index on a bimonthly basis instead of the semi-annual Denver-Boulder-Greeley index. Through March, the new index measured consumer prices at a level 2.2 percent higher than the 2017 average.
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Consumer prices for the Denver-Aurora-Lakewood area are expected to increase 3.1 percent in 2018 and 2.9 percent in 2019. By comparison, the national measure for all urban areas is expected to rise 2.6 percent in 2018 and 2.3 percent in 2019.

Households and Consumers
Over the next two years, higher wage and investment incomes are expected to bolster household spending even as prices inflate more quickly and demographic change dampens consumption patterns. As savings rates have fallen and household debt continues to grow, rising incomes present an opportunity for household deleveraging in the face of rising interest rates.
Personal income is accelerating. After two disappointing years, a tight national labor market and the promise of rising interest rates have put U.S. households on track for their best year of income growth since 2015. While personal income growth remains modest to moderate by the standards of past expansions, the improving outlook for both wage earners and investors offers a boost.
U.S. personal income grew 3.7 percent in the first quarter of 2018 compared with the same quarter last year. Wage and salary earnings made the largest contribution as usual. Personal income from dividends, interest, and rent has crept up slowly over the last two years but continues to make only a modest contribution, adding 3.3 percent in 2017 and 3.4 percent in the first quarter of 2018 compared with the same period last year. As interest rates increase, income from interest earnings is expected to climb significantly.
Wage and salary contributions are improving despite demographic drag. The mature national labor market is expected to contribute further to wage and salary growth in 2018 and 2019. Wage and salary income comprises just over half of aggregate U.S. personal income, and accelerated to a modest 3.1 percent in 2017. Employee compensation appears stronger after data were released for the first quarter of this year, when workers added 4.6 percent to the income they received in the first quarter of 2017. With nonagricultural payrolls slowing over that period (up 1.6 percent in 2017) and consumer price inflation still low (at 2.1 percent), wages and salaries are once again increasing in real terms after failing to do so over the last two years.
Wage and salary growth is weighed down by demographic factors. On an inflation-adjusted, per-worker basis, wages and salaries fell during both 2016 and 2017. Many economists attribute this phenomenon to the retirement of long-tenured veteran employees, who earned relatively high wages and salaries, and their replacement by younger, less experienced employees who earn less.
Colorado residents are out-earning those elsewhere. Personal income in Colorado increased 4.1 percent in 2017, comfortably besting the national rate by a full percentage point. The composition of Colorado personal income growth is even more skewed towards wage and salary income than in the nation at large, and Colorado wage and salary employees out-earned their national counterparts, adding 5.2 percent. While outperforming the nation, the increase in Colorado wage and salary growth fell short of the combined contributions of employment growth (2.2 percent) and headline Denver-Boulder-Greeley inflation (3.4 percent). Like the nation, demographic factors act as a drag on wage and salary growth as older and more experienced workers retire. Nonfarm proprietors' income increased 3.3 percent after falling 2.7 percent in 2016, and dividend, interest, and rent income grew 3.8 percent on a hot rental market and improving dividends and interest earnings.
Growth in consumer spending is peaking now. Low unemployment, rising wages, and spillovers from the Tax Cuts and Jobs Act present very favorable conditions for near-term consumer spending. Personal consumption expenditures were up about 4.5 percent in the first quarter of the year compared to the same period last year. Colorado's average wage continues to grow and is now nearly 6 percent higher than the average U.S. wage; however, rising housing costs currently outpace wage increases, creating cost burdens for households and cutting into disposable incomes. Another downside risk to spending is high gasoline prices, which have risen more than 11 percent in the first quarter year-over-year. Summer travel may be curbed if prices do not moderate.

The University of Michigan's Index of Consumer Sentiment, a measure of consumers' confidence in the economy, ticked down 0.8 percent in May. The Current Economic Conditions Index also fell between April and May, a 2.7 percent decrease month-over-month. One reason cited for the dampened outlook is smaller anticipated income gains coupled with rising interest rates and inflation.
Retail trade. Inflation-adjusted U.S. retail sales are up 2.2 percent in the first four months of the year compared with the same period last year. The increase in sales is largely driven by furniture, gasoline, and e-commerce sales, reflecting housing market improvement and the energy price upswing. Sales of new and used vehicles in the U.S. are up about 0.5 percent year-over-year in April. Driving the growth are foreign light-weight trucks, up more than 18 percent during the same period, while sales of domestic cars are down almost 18 percent. The only industries to experience a decline in sales were sporting goods, hobby, book and music stores; health and personal care stores; and department stores.
The decline in department store sales reflects the ongoing competition between brick-and-mortar stores and online retailers. E-commerce sales were up 16.4 percent in the first quarter of 2018, compared to the same period last year. Online sales comprised 9.5 percent of total retail sales in the first quarter, up from 8.5 percent in the first quarter of 2017. There is a big push by big box and department stores to gamer more online sales in order to compete with Amazon. Walmart reported a first quarter 33 percent increase in e-commerce sales year-over-year. The company plans to roll out a grocery home-delivery service by the end of this year, a service that Amazon already provides.
Household saving is down and consumer debt continues to rise. The personal savings rates continue to fall on average across U.S. households, reflecting stronger growth in consumption than in incomes. As of March 2018, the U.S. saving rate reached 3.1 percent, well below the historical average of 6.5 percent. The savings rate may rise some in 2018 as the changes under the federal Tax Cuts and Jobs Act boost after-tax incomes for many households. Consumer debt service ratios continue to rise, surpassing historical averages that date back to the 1980s.
Mortgages make up the largest share of household debt, currently accounting for more than two thirds of household debt balances. Home price appreciation, rising homeownership rates, and rising interest rates are causing growth in debt balances to accelerate. These trends are expected to continue throughout 2018 as monetary policy tightens and the national housing market strengthens. Credit card and auto loan debt remained the strongest components of growth in household debt in the first quarter of 2018, growing 6.7 percent and 5.3 percent, respectively, over the prior year. By comparison, student loan balances rose 4.7 percent, mortgage debt rose 3.6 percent, and total household debt balances rose 3.8 percent. Rising interest rates will put upward pressure on each of these components.
While household debt continues to rise, the share of debt that is delinquent continues to fall. As of the first quarter of the year, 4.6 percent of debt was 30 or more days delinquent, and 3.1 percent was severely delinquent (more than 90 days past due). Delinquency rates for total household debt have been falling since 2010, led primarily by improvements in mortgage debt payments. By contrast, delinquency rates for auto loans and credit card loans have been rising in recent years, and student loan debt delinquencies remain elevated.
Consumer and mortgage debt in Colorado. Average consumer debt for Coloradans held steady in the third quarter of 2017 over the same period a year prior, according to the biannual Consumer Credit Report published by the Federal Reserve Bank of Kansas City. The Kansas City Fed estimate of consumer credit excludes first mortgages and student loans, which typically are not used to fund consumer spending, but includes all other sources of household debt. Colorado consumer credit balances averaged $19,135 in the third quarter of 2017, relative to $18,171 nationally.

In the third quarter of 2017, the average mortgage balance of Colorado homeowners rose 4.7 percent to $238,950, according to Kansas City Fed estimates. Nationally, mortgage balances averaged $198,024, up 3.1 percent from year-ago levels.
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U.S. personal income is projected to grow 4.8 percent in 2018 and 5.1 percent in 2019. Wage and salary income will continue to dominate personal income, growing 5.3 percent in 2018 and 4.7 percent in 2019.

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Colorado personal income is expected to continue to outpace the nation, growing 5.8 percent in 2018 and 6.3 percent in 2019. Wage and salary income will advance 6.0 percent in 2018 and 6.1 percent in 2019, contributing to broader growth in personal income.

•	Supported by rising wages, Colorado retail sales are expected to increase 6.2 percent in 2018 and 5.2 percent in 2019.
Residential Real Estate
A robust labor market and strong consumer confidence continue to spur housing demand both nationally and in Colorado. However, supply constraints and rising mortgage rates are pushing up prices and sidelining some first-time homebuyers. Colorado's real estate market, particularly along the Front Range, remains one of the hottest in the country.
The national housing market is heating up. Through April 2018, total U.S. building permits pulled by homebuilders increased 8.0 percent compared to the same period one year prior, and construction began on 8 percent more units than year-ago levels. The national median home price for homes sold in April 2018 was $312,400—about $1,300, or 0.4 percent, higher than in the same month last year. The Case-Shiller 20-city composite home index increased 6.6 percent through March 2018 relative to the same period last year, representing acceleration from the 5.9 percent increase posted in 2017. Rental vacancy rates remain low by historical standards, signaling upward pressure on the cost of home and apartment rents.
A lack of buildable lots, rising construction materials costs, and labor shortages hinder the industry's ability to meet demand in many major metropolitan areas, pushing up home prices and outpricing many first time buyers. In addition, recent mortgage rate increases and expectations for higher rates may slow activity in the near term.
Many Colorado markets are becoming untenable. Colorado's real estate market, particularly for areas along the Front Range, remains one of the hottest in the county; however, record high price gains and historically low inventories are pushing home prices to levels that may disqualify future potential buyers. The number of residential permits issued in Colorado continues to outpace the national market: homebuilders demanded 10.7 percent more housing permits in 2017 than during the previous year, and through April 2018, permits are up 26.2 percent year-to-date over year-ago levels. Single-family construction exhibits consistent growth, well outpacing national trends, and has accelerated over the last eighteen months. Multifamily construction remains a much more significant contributor to housing supply than during previous business cycles, particularly in central Denver and a handful of suburban areas where developable land is limited.
Colorado has experienced some of the sharpest home price increases in the country. However, home price appreciation and new residential development have been uneven across the state's 64 counties. Home price appreciation has been the strongest for counties along the Front Range and 1-70 mountain corridors. Similarly, the number of new residential units have been concentrated along more populated areas of the Front Range.

•	With demand for housing still very high, the number of permitted residential construction projects in Colorado is expected to increase 21.0 percent in 2018 and 4.3 percent in 2019.
Nonresidential Construction
Private and public investment is driving demand for new facilities. Total U.S. nonresidential construction spending picked up momentum through the first four months of 2018, expanding by a seasonally adjusted annual rate of 3.9 percent from the same period one year ago. The largest year-over-year increases occurred in public safety, transportation, health care and educational projects, while spending on manufacturing and power structures registered a decline. Both public and private categories have been contributing to the improvement. Strong demand for oil and gas drilling permits has boosted nonresidential construction spending in Colorado.
Investment in private nonresidential projects has grown modestly through the first four months of the year compared with same period one year ago, increasing by 3.0 percent. Private spending on power-related and manufacturing building structures continued to fall significantly down from the same period one year ago, but investment in transportation related facilities more than offset those declines. Spending on transportation facilities was up 42.5 percent in April 2018 from the same month last year.
Spending on public nonresidential construction projects continues to be encouraging, increasing 7.3 percent in April 2018 from the same month one year ago. Improvement has been broad-based, posting strong gains across 11 of the 12 public nonresidential construction categories. The largest year-over-year increase was in office projects, up 30.5 percent. Nationally, public agencies have stepped up spending in education and public safety projects.
Major local nonresidential projects are on the way. The value of nonresidential projects that broke ground in Colorado between January and April this year was nearly 40 percent greater than those that started during the same period last year, though weather effects associated with a mild winter may partially account for strong growth. Just over half of this growth is attributed to an increase in manufacturing projects in Weld County. Higher oil prices have prompted energy companies to increase activity to bolster their inventory position. Nonresidential construction will continue to expand in 2018. Major projects scheduled to start in 2018 include the Denver International Airport terminal upgrade, Market Street redevelopment, and the $750 million Redbarre Campus project in Parker. In addition, some of the work from Denver's $937 million infrastructure bonds, approved in last November's elections, will commence this year. Some of the projects scheduled to start in 2019 include the National Western Center project and three new buildings at Colorado State University.
Price effects suggest downside risk. Players in the nonresidential construction market are monitoring recently imposed tariffs on steel and aluminum that are expected to inflate construction materials prices over the next several months. In addition, rising interest rates and wage pressures are putting upward pressure on the price of new construction projects. If these costs increase too quickly, momentum in the industry may significantly slow.
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Supported by demand for commercial and industrial building and rising construction costs, the value of Colorado nonresidential construction projects is expected to increase 14.2 percent in 2018 and 6.7 percent in 2019.

Energy Markets
Oil prices are providing a significant boost to the energy sector, which has increased activity and production in response. Crude oil prices have increased 45.7 percent since one year ago on strong global demand and geopolitical risk. Natural gas production and prices have held steady year-to-date, and coal production has seen slight increases over 2017 levels.
Future oil price trends are uncertain. A growing global economy and production cuts by OPEC member states and Russia have conspired to cut the global crude inventory glut. Global oil consumption increased by more than 5 percent over the past three years, and global consumption is expected to exceed the unprecedented level of 100 million barrels per day later this year. OPEC nations and Russia have withheld oil from the global markets since the beginning of 2017 in an attempt to stabilize oil prices. This effort has been sustained and has helped to reduce the stock of crude oil to its five-year average.
Because of their massive unexploited reserves, OPEC member states and Russia could choose to increase production at their next meeting on June 22. OPEC may announce production increases to lower oil prices in efforts to keep American production subdued. However, Saudi Arabia is preparing to sell shares in the state oil company, Saudi Aramco, and higher oil prices would increase the market capitalization of the firm. There are upside and downside risks surrounding OPEC production levels. Based on futures contracts, commodity traders expect lower oil prices for the remainder of the year.
The re-imposition of U.S. sanctions on Iran is likely to have a limited impact on the amount of Iranian oil reaching the global market. While the United States and European allies are expected to refuse to buy oil from Iran, purchases from China, Russia, and African nations are expected to continue. The reinstated sanctions will constrain investment in infrastructure and technology that would make Iran's oil and gas sector more productive in the future, but the short-term impact on global oil supplies will be limited. Elsewhere, Venezuela is going through political and economic crisis, which has caused its oil production to decline by 500,000 barrels per day. Should the country bring more production back online, the additional supply will drive prices down.
The oil price surge is buttressing U.S. hydrocarbons producers. The United States increased its oil production by 13.7 percent in the first three months of 2018 compared with the same period in the previous year. Increased supply has been absorbed by rising demand.
Natural gas prices averaged $2.84 per thousand cubic feet (Mcf) in the last week of May, down 11.0 percent from $3.18 during the same week in 2017. Prices temporarily spiked to $4.28 during the first week of January 2018 due to extremely cold weather in the much of the nation.
Nationally, new drilling activity, as measured by active drilling rigs, increased throughout 2017 and into 2018, reaching a total of 861 oil rigs and 197 natural gas wells in the first week of June. Active drilling rig counts were 15.6 percent higher in June 2018 than in June 2017.
Oil prices are high enough to boost Colorado producers, but natural gas prices are not. Energy industry investment in Colorado has accelerated modestly and is expected to rise further after the recent increase in oil prices. In a survey of oil producers published by the Tenth District of the Federal Reserve, which includes Colorado, producers reported that a price of $52 per barrel of oil was profitable in the first quarter of 2018. Surveyed firms plan to increase exploration and development and expect higher profits in 2018. A price of $2.92 per million BTU would be needed to make it profitable to extract natural gas, according to the survey.
Firms in the Tenth District also reported that they anticipate a mild effect from steel and aluminum tariffs on their business. Over half of respondents indicated that wage increases for skilled labor were expected. About forty percent of firms expected that drilling inputs and logistics will also contribute to modest cost pressures in 2018.

Coal production is back from the brink. According to the Colorado Department of Natural Resources, coal production in Colorado increased 18.9 percent in 2017. The two largest coal mines in Colorado increased production significantly in 2017. The West Elk and Foidel Creek mines increased production by 16.9 percent and 48.1 percent, respectively, over year-ago levels. Similar to national trends, production at these two mines were depressed in 2016, while their parent companies, Arch Coal and Peabody Energy, went through bankruptcy.
Global Economy
Global signals are mixed, and downside risks are significant. The global economy continues to grow, albeit at an underwhelming pace. The U.S. is driving growth among advanced economies for now, with pro-cyclical expansionary fiscal policies boosting growth in 2018. Emerging markets are a mixed bag, with increased commodity prices helping some and a stronger U.S. dollar hurting others. Productivity growth remains slow across the board.
Downside risks to the global economy remain elevated, stemming from economic and geopolitical tensions. Uncertainty surrounding international trade negotiations has upset global markets. Protectionist sentiment is on the rise, threatening global trade with the potential for new tariffs and non-tariff barriers. Tensions with North Korea have eased for now, but the U.S. has reimposed sanctions on Iran after pulling out of the Iran nuclear deal, which may increase tensions in the Middle East and adversely affect oil supplies. The impending Mexican presidential elections, in which a populist nationalist candidate is firmly in the lead, could raise political tensions in North America amid NAFTA negotiations. Assassinations of political candidates and journalists number in the dozens in the lead up to Mexico's election, proving criminal groups maintain considerable power in the country.
The International Monetary Fund's April World Economic Outlook projects global growth to tick up to 3.9 percent this year and remain steady in 2019. The growth projections for both advanced and emerging and developing economies were revised upwards from the October 2017 forecast. On the global level, the second half of 2017 saw an increase in both world trade volume and industrial production. Advanced economies benefitted from higher investment spending, while private consumption in emerging and developing economies helped accelerate growth.
Dollar appreciation and commodity price inflation have downstream effects worldwide. After hitting its lowest point in the last three years during February, the dollar has rebounded and is gaining momentum against other currencies. A strong U.S. economy and slow growth in Europe, Japan, and some key emerging markets, such as Brazil, caused the trade-weighted dollar index to quickly rebound to its highest level in a year. Several emerging markets reacted by raising interest rates to put the brakes on their falling currencies, including Turkey, Argentina, and Brazil. Rate hikes are expected to dampen emerging market growth in the near term and create headwinds for the global economy.
Commodity prices are on the rise. A combination of OPEC tightening supplies, increased demand, and sanctions on oil-producing Iran and Venezuela have curbed oil supply, raising prices to the highest level since the 2014 crash. Crop prices remain volatile surrounding ongoing international trade negotiations, alongside dry conditions in key production areas. Global gold prices remain relatively strong but with a worsening outlook.
Cracks are emerging in the powerhouse Chinese economy. China's economy is slowing, but growth continues to meet benchmarks amid suppressed expectations. The government set a 6.5 percent growth target for 2018, after almost hitting the 7 percent mark last year. Growth exceeded expectations in the first quarter of the year at a 6.8 percent annualized rate. The country's debt-to-GDP ratio is close to 300 percent, so lower growth targets are aimed at mitigating financial risk. Additionally, industrial production is down in the country after more stringent environmental restrictions have taken effect. The implementation of steel and aluminum tariffs and the impending imposition of further tariffs will likely put further downward pressure on the Chinese economy.
Political risk again mars the European outlook. Europe's economy grew 2.8 percent last year, representing acceleration by a full percentage point from the year prior. For the first year since the global financial crisis, all countries in the region posted positive economic growth. The IMF projects deceleration in 2018 and 2019, to 2.6 and 2.2 percent respectively. The European Central Bank continues to pursue a course of expansionary monetary policy and has kept interest rates low. This, combined with a decrease in unemployment, has bolstered domestic demand, although wages remain stagnant.
Political uncertainty in Italy and Spain present downside risks to the region. Italy is undergoing significant political upheaval, having remained without a new government for three months. Some analysts fear an Italian exit from the Eurozone on the basis of new national leaders' antiestablishment rhetoric. Italy has one of the highest debt-to-GDP ratios among developed countries; within the Eurozone, it is second only to Greece. Similar to the Greek debt crisis, a financial crisis in Italy would have consequences that extend throughout the region. The Spanish prime minister was ousted on a vote of no confidence after his party was found guilty of corruption. Despite the political tensions and temporary government that will be put in place, this did not shake markets like the Italian political upheaval has.
International Trade
The uncertainty surrounding trade negotiations has generated significant global downside risk. The U.S. imposed tariffs on steel and aluminum, as well as $50 billion in tariffs on Chinese exports. China, Canada, and Mexico have all announced retaliatory tariffs on U.S. exports in response, targeting steel, aluminum, and a bevy of agricultural products. Tariffs imposed on NAFTA partners threaten the already contentious trade talks. With Mexican and U.S. elections both quickly approaching, negotiations could drag on into 2019. Alongside these new risks, the U.S. trade deficit decreased to $49.0 billion in March from $57.7 billion in February, largely due to a record-setting industrial supplies and materials export numbers —which includes crude oil.
NAFTA negotiations may have significant effects for the U.S. and Colorado. The U.S. has called for a renegotiation of NAFTA, a three-party trade agreement between the U.S., Mexico, and Canada. The U.S. objective is to bolster domestic manufacturing by mandating that more goods traded between the three countries contain U.S. component parts. Additionally, the Trump Administration is seeking to abolish dispute-resolution mechanisms and establish a sunset clause that would require the three countries to renew the trade deal every five years.
Congress approved a deadline for the approval on a renegotiated deal for May 2018, which since has come and gone. Following the imposition of tariffs on steel and aluminum imports from both Canada and Mexico, both U.S. trade partners retaliated by proposing tariffs on U.S. goods, including steel, aluminum, and agricultural products. Upcoming elections may complicate future negotiations. Mexico's presidential election will be held July 1, and a nationalist candidate who has threatened to be much tougher in talks with the U.S. enjoys a strong lead in the polls.
Tariffs are targeting the trade deficit. President Trump has stated that one of his policy priorities is lowering U.S. trade deficits. The U.S. has imposed tariffs on steel and aluminum imports, at rates of 25 percent and 10 percent respectively, in an effort to boost domestic manufacturing. According to the Department of Commerce, the U.S. is the largest importer of steel in the world, sourcing the product from 85 different countries.

The recently announced tariffs on imports from China target the trade deficit between the two countries. China is among the nation's largest trade partners and accounts for over half of the U.S. trade deficit: the value of U.S. imports from China exceeded the value of exports to China by $375 billion in 2017. The Asian giant is a target in part because of its violations of intellectual property protections, which are of unique importance to American businesses. The U.S. tariffs target industrial products and technology exported from China, while Chinese tariffs on U.S. goods target agricultural and energy products.
Tariff impacts on Colorado will vary across industries. The threat of tariffs causes prices on affected goods to fluctuate, volatility which will likely persist now that tariffs are implemented. The Colorado steel industry stands to benefit from higher prices and tariffs. However, tariffs will create higher costs for the construction, transportation, and machinery industries. The top five countries from which Colorado imported iron and steel products as of March 2018 include Mexico, Canada, Italy, China, and Germany—all of which are subject to the metals tariff. Aluminum tariffs have already driven up the cost of aluminum cans, a product both manufactured and purchased in the state and an important part of the state's craft beer industry. The 25 percent tariffs on U.S. agricultural products, including soy, wheat, corn, beef, pork, and dairy products, may put downward pressure on prices, further straining an already struggling agriculture industry. Colorado's trade relationships are disproportionately skewed toward North American international trade partners. The tariffs may or may not persist depending on further negotiations; however, if they do persist, any effects to the state's economy will be felt over one or more years as businesses adjust to the higher price environment.
Agriculture
Ongoing trade negotiations have upset commodity markets, pushing prices up and generating uncertainty in a highly globalized industry. These pressures, combined with increasingly tighter monetary policies, a rising dollar and oil prices, and drought conditions in much of the state, present downside risks for Colorado agriculture.
Agriculture prices have turned a corner. Commodity prices are mostly up in March in year-over-year comparisons. Winter wheat prices increased by about 34 percent from March 2017 to March 2018. Prices for hay are up 24 percent over the same period, potentially due to drought conditions choking supply. March corn prices are up over February of this year, but down from March 2017. Cattle prices remained stable from February to March this year, as well as year-over-year, at $125 dollars/cwt in all three reporting periods. Hog prices are down from the beginning of the year, as well as in year-over-year comparisons. This could be a function of the threat of tariffs by China on U.S. pork products and low pork prices in China fueling domestic consumption rather than imports.
Poor credit conditions remain a significant problem. Cash flow shortages and credit conditions continue to burden producers. With a persistent decline in farm income and increasing operational costs, loan demand is up and credit supply is down. Low levels of liquidity and already unsustainable balance sheets have led some producers to sell off assets, be denied for loans, or declare bankruptcy. The U.S. Department of Agriculture (USDA) forecasts that the ratio for farm debt to income will increase to three this year at commercial banks, the highest it has been since 1983. Family farmer bankruptcy filings were up 63 percent in the first quarter of 2018 compared with the same period last year. On the upside, non-irrigated farmland and ranchland values are up over the previous year in the first quarter, 5 and 7 percent respectively, in the area including Colorado, northern New Mexico, and Wyoming.
Drought risk burdens the agriculture outlook. Drought conditions persist throughout most of the southern region of Colorado, putting crop yields and livestock at risk. As of May 22, about 34 percent of the state is in "extreme" or "exceptional" drought, with almost 79 percent of the state at least "abnormally dry". Different water conditions in the northern and southern halves of the state are attributable to snowpack levels: the northern part of the state received between 90 and 109 percent of normal October to May precipitation, while the southern part received less than 50 percent.
Despite a 9 percent increase in acres planted from 2017 to 2018, winter wheat yield in Colorado is forecast by the USDA to decrease by almost 4 percent in 2018. As of late May, 29 percent of pasture and range conditions were listed as poor or very poor. Poor pasture conditions this spring spurred livestock sell-offs and diminished feed stocks, leading to higher prices for hay and corn. The U.S. Seasonal Drought Outlook expects the drought to persist throughout much of Colorado through the end of August.
The last major drought occurred in the 2012-2013 season. During May 2012, the entire state was under drought conditions, leading to almost 100,000 failed and about 125,000 prevented planting acres. The drought persisted in 2013, and resulted in lower cash receipts for crops that year. From 2012 to 2013, total cash receipts for crops dropped by 24 percent, while receipts for wheat and corn dropped by 43.8 and 32.4 percent, respectively. Net income dropped, resulting in increased credit demand. Overall financial conditions were more favorable before the 2013 drop than current conditions; however, drought conditions this year are not as severe and are concentrated in the southern part of the state.
Summary
The near term economic outlook is bright, though risks cloud the longer term outlook. The U.S. and Colorado economies will continue to expand in 2018 and 2019, with growth expected to slow significantly in late 2019 and 2020. National and state economies will wrangle with rising inflationary pressures and tighter labor markets, which will pose challenges to business growth and profits over the longer term. The passage of the federal Tax Cuts and Jobs Act boosted business investment in recent months that will promote future productivity gains. However, this near-term boost may have pulled economic activity forward, at the cost of steadier and more consistent growth over the longer term. Additional interest rate hikes may quell inflationary pressures, yet rate hikes are likely to heighten financial market volatility as investors shift strategies.
Teamed with federal tax cuts, higher wages will sustain consumer activity throughout the forecast period and will partially offset demographic drags on income and consumption. In Colorado, high housing costs will continue to constrain net migration to the state, and will dampen consumer spending unless strong wage gains can offset the rising cost of living.
Risks to the Forecast
Several factors could result in stronger or weaker economic activity than forecast. These risks are balanced over the next year and skewed to the downside in the latter half of the forecast period.
Downside. The economy is at or near capacity in most industries, signaled by the tightening of the labor market and accelerating wage pressures. Structural changes, including an aging population and automation, make it difficult to discern both where the economy's productive capacity is and how the economy is performing relative to it. If the economy is operating further beyond capacity than assumed in this forecast, a recession is more likely within the forecast period.
The Federal Reserve is expected to tighten monetary policy more quickly than in the past. This course of action has been communicated consistently and is likely priced into most markets. Depending on the pace of tightening, however, consumer spending and business investment could be suppressed more than expected. Additionally, higher interest rates could produce unexpected shifts in investor behavior that could create shocks to U.S. and global financial markets.

Global political events could also produce downside economic shocks. Tensions between the U.S. and China over tariffs could upset the U.S. relationship with its most significant trading partner. Similarly, the renegotiation of NAFTA could destabilize trade with next two most important partners, Canada and Mexico.
Upside. The outlook for business has brightened as an effect of the Tax Cuts and Jobs Act, and market volatility offers near-term upside for savvy investors. The outcomes of trade negotiations could further boost business activity in particular sectors, while increasing energy prices may benefit Colorado disproportionately. This forecast assumes that employment growth and other economic inputs will be constrained with the economy at or near capacity. The economy could perform better than expected if capacity is greater than estimated, for example if the labor force participation rate increases or if investors do not curtail their economic contributions in response to higher interest rates.
Economic indicators reported in this forecast document are often revised by the publisher of the data and are therefore subject to change. Employment data are based on survey data from a "sample" of individuals representative of the population as a whole. Monthly employment data are based on the surveys received at the time of data publication and data are revised over time as more surveys are collected to more accurately reflect actual employment conditions. Because of these revisions, the most recent months of employment data may reflect trends that are ultimately revised away. Additionally, employment data undergoes an annual revision, which is published in March of each year. This annual revision may affect one or more years of data values.
Like the employment data, residential housing permits and agriculture data are also based on surveys. These data are revised periodically. Retail trade sales data typically have few revisions because the data reflects actual sales by Colorado retailers. Nonresidential construction data in the current year reflects reported construction activity. These data are revised the following year to reflect actual construction activity.
Metro Denver Region
The first four months of 2018 offered additional growth to the metro Denver region's booming economy. Employment growth across the seven-county region is up year-to-date over 2017 levels, while the unemployment rate is holding steady at historically low rates. Without slack in the labor market, wage pressures continue to rise. The dearth of housing in the area has pushed home prices up even further, and subsequently excluded some people from the housing market and the region. Housing permit growth is up thus far in 2018; however, demand continues to overwhelm supply. As housing costs price many out of the area and the population ages in place, population growth is expected to slow, which may slow economic activity over the longer-term.
The labor market in the metro Denver region followed the national trend during the first four months of the year, with an increasing number of workers entering the labor market as job opportunities improve. Employment growth was up 2.4 percent year-to-date over the same period last year, while the unemployment rate maintained 2017 levels. Early data suggest that employment growth has accelerated for the first time since 2014, even as population growth in the region has slowed.
The unemployment rate continues to signal that the area economy is at full employment. The extra slack in the labor market and a slight decline in the total labor force led to a stable unemployment rate of 2.7 percent year-to-date, the same level as 2017. The metro Denver region's unemployment rate is lower than the statewide average of 3.0 percent. Approximately 30 percent more companies in Denver report that they are adding jobs as of April, compared to the same month last year, which may help maintain this historically low rate of unemployment.

Residential construction activity remained elevated at the start of 2018, owing to strong demand and mild winter weather. In the first four months of the year, Denver-Aurora area single-family home permits rose 23.1 percent over year-ago levels, while permits in the Boulder metro area increased 4.2 percent. In 2017, the region experienced pallid 3.8 growth in the Denver-Aurora area, and a decline of 4.3 percent in Boulder, as labor and land constraints muted growth. Multi-family construction has remained elevated throughout the metro Denver area as developers make the most of limited land.
Housing inventories are up in May by 9.2 percent from a year prior; however, they remain at historic lows and continue to push home prices up. The median price of a single-family home in metro Denver during May was $451,000, a slight decrease from April. Housing costs continue to squeeze many residents in the area and have spurred some outmigration to the exurbs and beyond in search of more affordable housing.
Nonresidential building, a more volatile indicator than residential housing, is down year-to-date both in value and square footage. Value is down 0.4 percent, while square footage is down over 38 percent in the first four months of the year over the same period last year. Permits for nonresidential construction are at the lowest point since 2016.
Northern Region
The northern region continues to be one of the best performing areas in the state. Following a recession in the oil and gas sector in 2016, the region's economy built momentum in 2017, which has continued into 2018. The region added jobs at the fastest pace in the state, and the unemployment rate remains at historic lows. Population growth and a strong labor market continue to boost demand for housing and nonresidential real estate.
The labor market in the northern region is among the strongest in the state, with robust employment growth and a historically low unemployment rate. The region's two metropolitan statistical areas (MSAs), Fort Collins-Loveland and Greeley, posted strong metro area job growth rates over prior-year levels through the first four months of 2018, increasing 2.9 percent and 5.1, respectively. Employment growth rebounded in the Greeley MSA in 2017 as oil prices stabilized and the energy industry increased oil and gas development in the Denver-Julesburg Basin. Area unemployment continues to fall as employment gains outpace growth in the labor force. The Fort Collins-Loveland unemployment rate was 2.4 percent, while Greeley's was 2.6 percent in April 2018.
The northern region produces about a quarter of the value of Colorado's agriculture products due to the livestock industry in Weld County. The industry has struggled over the past few years. An excess of agricultural commodity supplies has kept prices low. However, an improving global economy and slightly weaker U.S. dollar have modestly increased commodity prices, as demand for U.S. agricultural products has improved.
Oil production in the northern region, particularly in Weld County, has dominated statewide production for over a decade. Oil production increased in 2017 after a decline in 2016. Oil and gas production clipped in 2015 and 2016 in response to low oil prices, which have a lagged effect on production. The number of active drilling rigs in the first week of June 2018 was 32, a decline from 35 active drilling rigs a year ago, but double the 16 active drilling rigs in the same week in 2016. Natural gas production in the northern region modestly increased in 2017; growing 5.6 percent. Recent increases in oil and gas prices point to continued growth in oil and gas production, investment, and employment in 2018.
The northern region's residential real estate market is mixed. A strong labor market, high net in-migration to the region, and the availability of land for development have supported strong residential construction activity in recent years. A spike in multi-family residential construction permits in the Fort Collins-Loveland MSA occurred in 2016, causing total permits to decline 44.4 percent in 2017 and 37.6 percent year-to-date in 2018. Yet, the level remains elevated. In the Fort Collins-Loveland MSA, single family permits increased 78.0 percent in 2017, but eased some in the first four month of 2018, declining 17.8 percent. Residential construction in the Greeley MSA declined 11.8 percent in 2017 with the slowdown in energy activity, but rebounded in the first four months of 2018, growing 39.0 percent from the prior year.
Activity in the nonresidential construction industry also fared well in 2017 and has continued to grow in 2018. In 2017, the region added almost 3.7 million square feet, 8.6 percent more than the prior year's new nonresidential inventory. The value of these projects increased 468.7 percent in the first four months of 2018 due to new construction and investment in the oil and gas industry.
Pueblo - Southern Mountains Region
The Pueblo - Southern Mountains region includes five southern Front Range counties surrounding the City of Pueblo. Construction activity accelerated at the start of 2018, as strong demand and mild winter weather allowed for an expansion of the housing and nonresidential inventory. Following improvements in both 2016 and 2017, preliminary data suggest that labor market activity slowed at the start of 2018. However, recent tariffs imposed on steel imports offer the potential for rejuvenation of the Pueblo steel industry, which in turn could spur employment and downstream activity m the region.
The collapse of the Pueblo steel industry in the 1980s has left a long legacy for the region's economy. In the wake of industry collapse, the regional economy has diversified slowly, but a void remains unfilled. Public sector jobs comprise a significant share of area employment. Additionally, health care providers and institutions of higher education offer work for many area residents. The area economy has experienced steady improvements in labor market activity since 2014. Yet, the area employment to population ratio remains low and the regional unemployment rate remains elevated relative to the statewide average. Through April, the unemployment rate averaged 4.4 percent, while the statewide rate averaged 3.0 percent over the same period.
Preliminary data suggest that labor market activity softened at the start of 2018, with a slowdown in both employment and labor force growth. However, strong construction activity in the region suggests the possibility for an upward revision to the data. Should the recent 25 percent tariffs on U.S. imports of steel remain in place, Pueblo may also see a boost from steel industry hiring. Many expect the tariffs to spur domestic production with the tariffs making foreign steel untenable for purchase. At this time, the impact of steel tariffs on the Pueblo region remains speculative. Uncertainty over the longevity of the tariffs, the possibility for exemptions, and business responses to the tariffs remain uncertain.
Residential construction activity continues to accelerate, supported by in-migration to the area. Both single and multi-family housing permits rose at a double-digit pace in the first four months of the year relative to the same period last year. Throughout the recovery and expansion from the 2007-09 recession, home price appreciation in the Pueblo metro area lagged other regions of the state. However, home prices have accelerated over the past two years, reflecting firmer demand for housing. According to data published by the Federal Housing Finance Agency, home prices rose 10.6 percent in the first quarter of 2018 compared to the same period a year prior.
Following two years of mixed data in 2016 and 2017, nonresidential construction activity rose considerably at the start of the year. The value, number, and square footage of projects all rose relative to year-ago levels in the first four months of 2018.

Colorado Springs Region
The Colorado Springs economy expanded further at the start of 2018, with population growth and tourism boosting employment and residential construction. Offering attractive job opportunities and lower real estate prices than the Denver metro area, the region continues to attract a growing number of young professionals. The regional economy has a large public sector presence, supporting area defense operations, higher education institutions, and health care facilities Strong, diverse private sector growth also continues to support the area economy.
Preliminary data suggest that employment growth in the Colorado Springs metropolitan statistical area (MSA) accelerated at the start of 2018, growing 2.5 percent in the first four months of the year over year-ago levels. Job growth has been broad-based across most industries, with population growth supporting demand for construction, retail trade, transportation, and health care sectors. Strong in-migration to the area reflects in the steep increase in the labor force over the past two years. The vast majority of these new job seekers have found work, maintaining downward pressure on the unemployment rate. Year-to-date through April, the unemployment rate averaged 3.4 percent.
The strong labor market, population growth, and tourism have supported retail sales in the region. According to reports released by the City of Colorado Springs, revenue from the city's general sales and use tax increased 6.0 percent year-to-date through April relative to the same period last year. Tax statistics point to strong contributions from business, retail, and tourism-related industries. Following double-digit growth in 2017, the city's lodger's tax collections increased 3.4 percent in the first four months of the year. Auto rental tax collections rose 9.3 percent through April.
The number of permits issued for residential construction rose considerably at the start of the year on strong demand and mild winter weather conditions. Year-to-date through April, single family permits increased 19.3 percent over year-ago levels. Multi-family permits more than doubled over the same period, driving a significant share of statewide multi-family permit growth. While more affordable than real estate in the Denver metro area, Colorado Springs home prices continue to rise at a double-digit pace. According to data published by the Federal Housing Finance Agency, home prices rose 11.6 percent in the first quarter of 2018 over the same period a year prior.
Nonresidential construction was down slightly at the start of the year. Relative to pre-recessionary levels, demand for new nonresidential construction has remained subdued throughout the recovery and expansion, with a slow general upward trend. In-migration to the area and strong business activity, however, are expected to limit office and commercial vacancies, spurring additional development in coming years.
San Luis Valley Region
The San Luis Valley has the state's smallest and oldest population, as well as its lowest household incomes. The economy of its six counties is largely agricultural. Nonfarm employers include regional commercial, health, and government services as well as a small but resilient tourism sector. Economic data for the region are sparse, but those that are available suggest that the regional housing market is growing and the nonfarm job market is improving.
San Luis Valley agricultural producers are faced with different challenges and opportunities than farmers and ranchers in other areas of the state. The valley is fed by the Upper Rio Grande, but producers away from waterways often rely on groundwater instead. Water supply factors, combined with a high, cool, and dry climate, have historically driven valley farmers to focus on potato, barley, and alfalfa production, though other crops and livestock production are attractive to some producers. There was steady, yet modest, increases in Colorado potato prices in 2016 and 2017, a relative boon for producers after years of volatility. However, potato prices have modestly declined through the first quarter of the year and drought conditions threatened the outlook for the region.
In addition to the agricultural industry, tourism, a large retirement community, and government services, including Adams State University, support the San Luis Valley economy. Labor market conditions continue to improve in the region at rates among the fastest in the state as this small region continues to add jobs at a respectable pace. In 2017, employment growth for the region was 5.0 percent, the state's fastest growth rate among economic regions. Through the first four months of 2018, regional employment has averaged 3.7 percent. The region's unemployment rate also continues to improve. The unemployment rate averaged 3.9 percent in 2017, down nearly a full percentage point from the 2016 rate even in the face of significant labor force population growth. The rate has averaged at the same pace through the first four months of 2017.
San Luis Valley real estate is relatively affordable but caters to a small resident population even when compared to other rural regions. Residential construction in the region has been limited and fairly volatile throughout the recent economic recovery and expansion. The 55 residences permitted through the first four months of the year exceed prior year permitted projects by 13 homes, or 12.9 percent. Demand for regional housing is expected to remain strong.
Southwest Mountain Region
Despite being the smallest based on population, the five-county southwest mountain region has a diverse economy. Its geography and relative isolation from the rest of the state lend to both its traditional and nontraditional sectors, including agriculture, energy, tourism and outdoor recreation, and health care. Outlooks in the agricultural and energy industries improved over last year, with commodity and natural gas prices rising. Recent expansions in the health care sector have helped to alleviate the pressure of the traditionally more cyclical and volatile energy, tourism, and agricultural sectors.
Employment growth in the region increased 3.2 percent in 2017 and has added 2.5 percent more jobs in the first four months of 2018 compared with the same period in 2017. All counties in the region, except Montezuma County, had unemployment rates at or below the statewide average in 2017. The regional unemployment rate averaged 2.9 percent in 2017 and increased slightly to 3.1 percent year-to-date through April on strong growth in the labor force, reflecting in-migration to the area. Service industries employ a significant portion of residents in the region. Strong area tourism has sustained growth in area service sectors. National park visitations increased 4.4 percent in 2017 and have continued to climb in the first four months of 2018, growing 15.5 percent compared with the same period in 2017.
Housing permits increased 29.8 percent in 2017, and had very strong growth in the first four months of 2018, growing 152.1 percent over the same period last year. With the construction industry booming in La Plata County, there are not enough workers to meet demand. Many workers relocate to warmer climates during the typically slow winter months in Colorado, however mild winter weather allowed for stronger activity than usual. The additional residential construction has not brought home prices down, however, as the region is attractive for second-home buyers who continue to prop up prices.
Western Region
The western region is characterized by a diverse economy. Key industries in the more northern counties of Mesa, Garfield, Moffat, and Rio Blanco include energy and agriculture, while the counties of Delta, Gunnison, Hinsdale Montrose, Ouray, and San Miguel are more reliant on tourism, mining, and retiree-related spending. The region's economy has lagged behind that of the Front Range over the past few years; however, regional economic activity accelerated in 2017 and growth has continued into 2018.

Relatively affordable housing and an improving labor market are attracting people from Denver and other areas of the state and country.
The region's labor market improved through 2017 and into 2018 despite slow natural gas production and a struggling coal industry. Employment increased 4.1 percent in 2017, and has increased 4.0 percent through the first four months of 2018 compared with the same period in the prior year. The region's unemployment rate declined for the seventh consecutive year in 2017, and has improved further in 2018 as employment gains outpace growth in the labor force. Government and hospitals are some of the largest employers in the region. However, employment growth in Grand Junction, the region's largest city decelerated modestly over the past three years.
After years of subpar growth, the region's residential construction market has gained momentum. In 2017, the region's planning departments issued permits that will add almost 1,300 residential units, up 42.8 percent from the prior year. This rapid growth was maintained in the first four months of 2018, with permits growing 43.1 percent compared with the same period in 2017. A limited number of existing homes, lower prices, and more people moving into the region is buoying the housing market. Higher rental prices in the region are also stimulating home purchases. Conversely, activity in the region's nonresidential construction sector was down in 2018 compared to the year prior. The total value of nonresidential construction projects was down 77.2 percent in the first four months of 2018, relative to year-ago levels.
The Piceance Basin is located in the western region of Colorado and is the second largest potentially developable natural gas resource in the country. Natural gas production has declined for five consecutive years due to persistently low natural gas prices and a lack of investment from energy firms in the western region of the state. This trend continued in 2017, with natural gas production declining 2.1 percent over year-ago prices.
The number of people that visited the Black Canyon of the Gunnison National Park increased 12.3 percent in the first four months of 2018 from the prior year. While the Black Canyon of the Gunnison is not far from the struggling coal city of Somerset, most visitors to the park visit the south rim of the canyon and patronize businesses in the gateway communities of Montrose and Gunnison. Tourism has been less strong in other areas of the region. Visitations to the Colorado National Monument near Grand Junction decreased 11.7 percent year-to-date through April.
Mountain Region
Colorado's mountain region continues along a strong growth trajectory. Despite a tepid ski season, the sale of ski passes increased year-over-year, as did employment in the region. Residential housing permit growth is up this year after declining in 2017. A limited supply of homes and rising housing costs are challenging growth and may constrain consumer spending if affordable options remain limited.
The labor market in the region remains strong. Employment increased 4.3 percent in 2017 over year-ago levels, and rose an additional 4.6 percent in the first four months of 2018 over the same period last year. The unemployment rate averaged 2.4 percent in the first four months of 2018, lower than the state's unemployment rate of 2.9 percent. Tourism remains a strong contributor of growth, supported by the gaming industry concentrated in Gilpin County, and outdoor recreation in each county in the region.
Regional tourism continued to flourish, even in spite of a low snow year. Late-season snowfall gave ski towns a spring boost; however, ski resort visits were down 5 percent in the Rocky Mountains this past season. Vail Resorts reported that lift ticket revenue was up 3.7 percent over last year even with skier visits down by 1.9 percent. The company recently announced its acquisition of Crested Butte Mountain Resort, along with three other resorts outside the state, and will invest $35 million across the four resorts over the next two years. Severe drought throughout much of the state puts forest areas under threat of wildfires this summer, which could dampen summer tourism. Lower snowpack equates to lower stream flows, which will affect fishing and watersports, including rafting and kayaking.
The regional housing market remains strong, as high demand continues to push up prices and support continued growth in construction activity. Many area workers have been priced out of the market, and have opted for lower price housing further from their workplace. Housing permit growth is up 74.2 percent through April this year. However, the relatively mild winter likely explains a large portion of the strength, as workers could continue construction projects instead of waiting for fairer weather.
Nonresidential construction growth has slowed this year, down from its decade-high peak of 293.3 percent growth in project value during 2017. Last year saw the expansion of gaming-town construction projects, which have tapered off this year.
Eastern Region
The eastern region comprises Colorado's 16 rural plains counties. The region relies on agriculture as its primary industry, with retailers, other locally-focused business, and government operations supporting area farming and ranching communities. While crop prices have gradually increased as of late, most crops remain below their 10-year average. Growth in the regional livestock inventory continues to improve through the first quarter of 2018 after posting their best year in eight years. However, potential trade disputes with some of Colorado's largest trading partners have made many farmers and ranchers reliant on foreign markets nervous.
Colorado's top agricultural commodities include beef, corn, wheat, and milk. Commodity prices for these items began a downward trend in 2013 as global supply outstripped demand. Prices have stabilized in recent months and even climbed for some crops. Field crop prices are expected to remain low and grow slowly, maintaining pressure on farm profitability.
Ranchers have fared better compared to farmers, as lower feed prices have enabled cattle feeders to earn a profit. In 2017, Colorado cattle and calf feedlot inventories grew 6.7 percent from the previous year, the strongest gain since 2011. First quarter data suggest improvement will continue through the current year as inventory is up 6.3 percent from the same period last year.
Colorado dairies continues to produce milk at a healthy rate. Milk production in Colorado was up 9.3 percent through the first quarter of the 2018 from the same period one year ago; nationally, U.S production was up 1.5 percent during the same period. In 2017, Colorado dairies produced milk at the fastest rate in the nation. Demand from local cheese and dairy manufactures have buoyed milk production in the Colorado market. In 2016, Leprino Foods, a Denver based company and the world's largest maker of mozzarella cheese, finished construction on a new factory in Greeley, contributing to employment activity along the eastern plains.
A possible trade war between the U.S. and its major trade partners has made some tied to the agriculture industry uneasy. Many Colorado farmers and ranchers rely on trade in the international market. Such trade barriers may hinder the industry.
The number of nonfarm jobs in the region has finally surpassed its historical peak, increasing a healthy 4.2 percent during 2017. Through April 2018, employment growth is up 3.6 percent from the same period last year. The regional unemployment rate averaged 2.5 percent through April 2018, the second lowest in the state. Growth has been uneven across counties in the region. Many of the rural counties with small populations have experienced volatile labor markets in recent years as the agricultural economy stumbled. Counties closer to Front Range urban areas, by contrast, have generally experienced stronger, more consistent growth stimulated by new residential development in exurban areas.
The regional economy is expected to continue to expand due to the growing population in the counties closest to metropolitan areas. Morgan County, which is characterized by a strong agricultural industry presence, is currently the region's largest in terms of both population and employment. Elbert County, however, is projected to become the most populated county in the region next year as new residential developments continue. The State Demographer projects that Elbert County's population will grow an average of 4.6 percent annually through 2020, the fastest projected county growth rate in the state by more than a full percentage point.
STATE FINANCIAL INFORMATION
The State Treasurer
The State Constitution provides that the State Treasurer is to be the custodian of public funds in the State Treasurer's care, subject to legislative direction concerning safekeeping and management of such funds. The State Treasurer is the head of the statutorily created Department of the Treasury (the "State Treasury"), which receives all State moneys collected by or otherwise coming into the hands of any officer, department, institution or agency of the State (except certain institutions of higher education). The State Treasurer deposits and disburses those moneys in the manner prescribed by law. Every officer, department, institution and agency of the State (except for certain institutions of higher education) charged with the responsibility of collecting taxes, licenses, fees and permits imposed by law and of collecting or accepting tuition, rentals, receipts from the sale of property and other moneys accruing to the State from any source is required to transmit those moneys to the State Treasury under procedures prescribed by law or by fiscal rules promulgated by the Office of the State Controller. The State Treasurer and the State Controller may authorize any department, institution or agency collecting or receiving State moneys to deposit such moneys to a depository to the State Treasurer's credit in lieu of transmitting such moneys to the State Treasury.
The State Treasurer has discretion to invest in a broad range of interest bearing securities described by statute. All interest derived from the deposit and investment of State moneys must be credited to the General Fund unless otherwise expressly provided by law.
Tax and Revenue Anticipation Notes
The Funds Management Act authorizes the State Treasurer, on behalf of the State, to issue and sell notes payable from the anticipated revenues of any one or more funds or groups of accounts to meet temporary cash flow shortfalls.  Since 1984, with the exception of each of Fiscal Years 1990-91, 1991-92 and 1998-99, the State has issued tax and revenue anticipation notes pursuant to the Funds Management Act in order to fund cash flow shortfalls in the General Fund.  For each of Fiscal Years 1990-91, 1991-92 and 1998-99, the State funded cash flow shortfalls by use of Borrowable Resources.  All tax and revenue anticipation notes issued by the State have been paid in full when due.
Taxpayer's Bill of Rights
General. Article X, Section 20 of the State Constitution, entitled the Taxpayer's Bill of Rights and commonly known as "TABOR," imposes various fiscal limits and requirements on the State and its local governments, excluding "enterprises," which are defined in TABOR as government-owned businesses authorized to issue their own revenue bonds and receiving less than 10% of their annual revenues in grants from all State and local governments combined. Certain limitations contained in TABOR may be exceeded with prior voter approval.
TABOR provides a limitation on the amount of revenue that may be kept by the State in any particular Fiscal Year, regardless of whether that revenue is actually spent during the Fiscal Year. This revenue limitation is effected through a limitation on "fiscal year spending" as discussed hereafter. Any revenue received during a Fiscal Year in excess of the limitations provided for in TABOR must be refunded to the taxpayers during the next Fiscal Year unless voters approve a revenue change.
TABOR also requires prior voter approval for the following, with certain exceptions: (i) any new State tax, State tax rate increase, extension of an expiring State tax or State tax policy change directly causing a net revenue gain to the State; or (ii) the creation of any State "multiple fiscal year direct or indirect debt or other financial obligation."
Thirdly, TABOR requires the State to maintain an emergency reserve equal to 3% of its fiscal year spending (the "TABOR Reserve"), which may be expended only upon: (i) the declaration of a State emergency by passage of a joint resolution approved by a two-thirds majority of the members of both houses of the General Assembly and subsequently approved by the Governor; or (ii) the declaration of a disaster emergency by the Governor. The annual Long Appropriation Bill (the "Long Bill") designates the resources that constitute the TABOR Reserve, which historically have consisted of portions of various State funds plus certain State real property. The amount of the TABOR Reserve for Fiscal Year 2016-17 was $386.7 million, and the amounts of the TABOR Reserve for Fiscal Years 2017-18, 2018-19 and 2019-20 have been estimated in the OSPB March 2018 Revenue Forecast to be $408.8 million, $422.5million and $443.1, respectively.
Fiscal Year Revenue and Spending Limits; Referendum C. As noted above, unless otherwise approved by the voters, TABOR limits annual increases in State revenues and fiscal year spending, with any excess revenues required to be refunded to taxpayers. Fiscal year spending is defined as all expenditures and reserve increases except those for refunds made in the current or next Fiscal Year or those from gifts, federal funds, collections for another government, pension contributions by employees and pension fund earnings, reserve transfers or expenditures, damage awards or property tax sales.
The maximum annual percentage change in State fiscal year spending is limited by TABOR to inflation (determined as the percentage change in U.S. Bureau of Labor Statistics Consumer Price Index for Denver, Boulder and Greeley, all items, all urban consumers, or its successor index) plus the percentage change in State population in the prior calendar year, adjusted for revenue changes approved by voters after 1991, being the base year for calculating fiscal year spending. TABOR provides for an automatic decrease in the State fiscal year spending limit when State TABOR revenues decline without a corresponding automatic increase in State fiscal year spending limit when State TABOR revenues increase. This can result in what is commonly referred to as the "ratchet down effect" whenever there is a decline in TABOR revenues. The ratchet down effect occurs because each year's TABOR limit is calculated based on the lesser of the prior year's TABOR revenues or the prior year's TABOR limit. In a year in which the State's TABOR revenues are below the existing TABOR limit, the lesser amount is required to be used to calculate the following year's TABOR limit. Unlike this automatic reduction, the only means of increasing the TABOR limit is with the approval of State voters. The State experienced the ratchet down effect when TABOR revenues declined by 13.1% between Fiscal Years 2000-01 and 2002-03, followed by an increase of 8.0% in Fiscal Year 2003-04.
Several measures were passed by the General Assembly during the 2005 legislative session in an effort to relieve State budget challenges, including statutory changes designed to mitigate the ratchet down effect of TABOR on the State's finances. One of two measures that were referred by the General Assembly to a statewide vote in November of 2005, designated "Referendum C," was approved by State voters and thereafter codified as Sections 24-77-103.6 and 106.5, C.R.S. The immediate impact of Referendum C was to preclude any ratchet down effect on the State beginning in Fiscal Years 2005-06. It also authorized the State to retain and spend any amount in excess of the TABOR limit in Fiscal Years 2005-06 through 200910. For Fiscal Years 2010-11 and thereafter, Referendum C created an Excess State Revenues Cap, or "ESRC," as a voter-approved revenue change under TABOR that now serves as the limit on the State's fiscal year revenue retention. The base for the ESRC was established as the highest annual State TABOR revenues received in Fiscal Years 2005-06 through 2009-10. This amount, being the revenues received in Fiscal Year 2007-08, is then adjusted for each subsequent Fiscal Year for inflation, the percentage change in State population, the qualification or disqualification of enterprises and debt service changes, each having their respective meanings under TABOR and other applicable State law. However, per SB 17-267, the ESRC for Fiscal Year 2017-18 is to be an amount equal to (i) the ESRC for Fiscal Year 2016-17 calculated as provided above (ii) less $200 million. For subsequent fiscal years, the ESRC is to be calculated as provided above utilizing the ESRC for Fiscal Year 2017-18 as the base amount.
SB 17-267 also (i) replaces the Hospital Provider Fee with the Healthcare Affordability and Sustainability Fee, which fee will be exempt from TABOR as it will be collected by a new enterprise created by SB 17-267 within the Department of Health Care Policy and Financing; (ii) exempts retail marijuana from the 2.9% State sales tax, which will result in less revenue subject to TABOR in Fiscal Years 2017-18 and thereafter; and (iii) extends and expands the income tax credit for business personal property taxes paid, which is projected to reduce income tax collections in Fiscal Years 2018-19 and thereafter, but will be offset in part by the distribution of a portion of the special sales tax on retail marijuana sales to the General Fund on an ongoing basis.
As a result of Referendum C, the State was able to retain the following amounts in excess of the previously applicable TABOR limit: $1.116 billion in Fiscal Year 2005-06, $1308 billion in Fiscal Year 2006-07 and $1.169 billion in Fiscal Year 2007-08. TABOR revenues did not exceed the TABOR limit in either of Fiscal Years 2008-09 or 2009-10. TABOR revenues exceeded the TABOR limit by $0.771 billion in Fiscal Year 2010-11, $1.473 billion in Fiscal Year 2011-12, $1.860 billion on Fiscal Year 2012-13 and $2.125 billion in Fiscal Year 2013-14, although no refunds were required because such revenues were below the applicable ESRC. TABOR revenues exceeded the TABOR limit by $2.384 billion in Fiscal Year 2014-15, resulting in the State being $169.7 million above the applicable ESRC and triggering a refund.
The OSPB March 2018 Revenue Forecast states that TABOR revenues exceeded the TABOR limit by $2.130 billion in Fiscal Year 2016-17 and are projected to exceed the TABOR limit by $2.407 billion in Fiscal Year 2017-18, by $2.324 billion in Fiscal Year 2018-19 and by $2.506 billion in Fiscal Year 2019-20, resulting in the State being $436.2 million below the ESRC in Fiscal Year 2016-17, $74.9 million below the projected ESRC in Fiscal Year 2017-18, $276.8 million below the projected ESRC in Fiscal Year 2018-19 and $206.5 million below the projected ESRC in Fiscal Year 2019-20.
SB 17-267 also changed the TABOR refund mechanisms. Under prior law, the means by which revenues in excess of the ESRC could be refunded to taxpayers included: (i) a sales tax refund to all taxpayers; (ii) the earned income tax credit to qualified taxpayers; and (iii) a temporary income tax rate reduction, the particular refund mechanism used to be determined by the amount that needs to be refunded. Per SB 17-267, beginning with Fiscal Year 2017-18, there is added as the first refund mechanism the amount reimbursed by the State Treasurer to county treasurers in the year of the TABOR refund for local property tax revenue losses attributable to the property tax exemptions.
Referendum C also creates the "General Fund Exempt Account" within the General Fund, to which there is to be credited moneys equal to the amount of TABOR revenues in excess of the TABOR limit that the State retains for a given Fiscal Year pursuant to Referendum C. Such moneys may be appropriated or transferred by the General Assembly for the purposes of: (i) health care; (ii) public elementary, high school and higher education, including any related capital construction; (iii) retirement plans for firefighters and police officers if the General Assembly determines such funding to be necessary; and (iv) strategic transportation projects in the Colorado Department of Transportation Strategic Transportation Project Investment Program.
Voter Approval To Retain and Spend Certain Marijuana Taxes Associated with Proposition AA. At the general election held on November 3, 2015, the State's voters authorized the State to retain and spend $66.1 million in sales and excise taxes on the sale of marijuana and marijuana products ("Marijuana Taxes") authorized by Proposition AA approved by the State's voters in November of 2013 that otherwise would have been subject to a required refund to taxpayers in Fiscal Year 2015-16 pursuant to TABOR. HB 151367, which referred the measure (Proposition BB) to the State's voters, also provides for the allocation of the retained amount for public school capital construction, for various purposes such as law enforcement, youth programs and marijuana education and prevention programs and for use by the General Fund for any purpose.
State Funds
The principal operating fund of the State is the General Fund. All revenues and moneys not required by the State Constitution or statutes to be credited and paid into a special State fund are required to be credited and paid into the General Fund. The State also maintains a large number of statutorily created special State funds for which specific revenues are designated for specific purposes.
Budget Process and Other Considerations
Phase I (Executive). The budget process begins in June of each year when State departments reporting to the Governor prepare both operating and capital budgets for the Fiscal Year beginning 13 months later. In August, these budgets are submitted to the OSPB, a part of the Governor's office, for review and analysis. The OSPB advises the Governor on departmental budget requests and overall budgetary status. Budget decisions are made by the Governor following consultation with affected departments and the OSPB. Such decisions are reflected in the first budget submitted in November for each department to the Joint Budget Committee of the General Assembly (the "JBC"), as described below. In January, the Governor makes additional budget recommendations to the JBC for the budget of all branches of the State government, except that the elected executive officials, the judicial branch and the legislative branch may make recommendations to the JBC for their own budgets.
Phase II (Legislative). The JBC, consisting of three members from each chamber of the General Assembly, develops the legislative budget proposal embodied in the Long Bill, which is introduced in and approved by the General Assembly. Following receipt of testimony by State departments and agencies, the JBC marks up the Long Bill and directs the manner in which appropriated funds are to be spent. The Long Bill includes: (i) General Fund appropriations, supported by general purpose revenue such as taxes; (ii) General Fund Exempt appropriations primarily funded by TABOR-exempt or excess TABOR revenues retained under Referendum C; (iii) cash fund appropriations supported primarily by grants, transfers and departmental charges for services; (iv) reappropriated amounts funded by transfers and earnings appropriated elsewhere in the Long Bill; and (v) estimates of federal funds to be expended that are not subject to legislative appropriation. The Long Bill usually is reported to the General Assembly in March or April with a narrative text. Under current practice, the Long Bill is reviewed and debated in party caucuses in each house. Amendments may be offered by each house, and the JBC generally is designated as a conference committee to reconcile differences. The Long Bill always has been adopted prior to commencement of the Fiscal Year in July. Specific bills creating new programs or amending tax policy are considered separately from the Long Bill in the legislative process. The General Assembly takes action on these specific bills, some of which include additional appropriations separate from the Long Bill. The Long Bill for Fiscal Year 2017-18 (HB 18-1322) was adopted by the General Assembly in April 2018.
Phase III (Executive). The Governor may approve or veto the Long Bill or any specific bills. In addition, the Governor may veto line items in the Long Bill or any other bill that contains an appropriation. The Governor's vetoes are subject to override by a two-thirds majority of each house of the General Assembly. The Long Bill for Fiscal Year 2018-19 was approved and signed by the Governor in April 2018.
Phase IV (Legislative). During the Fiscal Year for which appropriations have been made, the General Assembly may increase or decrease appropriations through supplemental appropriations. Any supplemental appropriations are considered amendments to the Long Bill and are subject to the line item veto of the Governor.
Revenues and Unappropriated Amounts. For each Fiscal Year, a statutorily defined amount of unrestricted General Fund year-end balances is required to be retained as a reserve (as previously defined, the "Unappropriated Reserve"), which may be used for possible deficiencies in General Fund revenues. Unrestricted General Fund revenues that exceed the required Unappropriated Reserve, based upon revenue estimates, are then available for appropriation, unless they are obligated by statute for another purpose. In response to economic conditions and their effect on estimated General Fund revenues, the General Assembly periodically modifies the required amount of the Unappropriated Reserve.
The OSPB March 2018 Revenue Forecast indicates that the State ended Fiscal Year 2016-17 with reserves of $30.5 million above the Unappropriated Reserve requirement and that, based upon the current budget for Fiscal Year 2017-18 and the Governor's November 2017 budget request, the State will end Fiscal Year 2017-18 with reserves of $492.0 million above the Unappropriated Reserve requirement. These figures are based on revenue and budget information available when the OSPB March 2018 Revenue Forecast was completed and are subject to change in subsequent OSPB revenue forecasts based on new information on revenue and expenditures.
Expenditures; The Balanced Budget and Statutory Spending Limitation. The State Constitution mandates that expenditures for any Fiscal Year may not exceed available resources for such Fiscal Year. Total unrestricted General Fund appropriations for each Fiscal Year are limited as provided in Section 2475-201.1, C.R.S. For the Fiscal Years 2009-10 and thereafter, total General Fund appropriations are limited to: (i) such moneys as are necessary for reappraisals of any class or classes of taxable property for property tax purposes as required by Section 39-1-105.5, C.R.S., plus (ii) an amount equal to 5% of Colorado personal income (as reported by the U.S. Bureau of Economic Analysis for the calendar year preceding the calendar year immediately preceding a given Fiscal Year).
Excluded from this appropriations limit are: (i) any General Fund appropriation that, as a result of any requirement of federal law, is made for any new program or service or for any increase in the level of service for any existing program beyond the existing level of service; (ii) any General Fund appropriation that, as a result of any requirement of a final State or federal court order, is made for any new program or service or for any increase in the level of service for an existing program beyond the existing level of service; or (iii) any General Fund appropriation of any moneys that are derived from any increase in the rate or amount of any tax or fee that is approved by a majority of the registered electors of the State voting at any general election.
The limitation on the level of General Fund appropriations may also be exceeded for a given Fiscal Year upon the declaration of a State fiscal emergency by the General Assembly, which may be declared by the passage of a joint resolution approved by a two-thirds majority vote of the members of both houses of the General Assembly and approved by the Governor.

Fiscal Year Spending and Emergency Reserves. Through TABOR, the State Constitution imposes restrictions on increases in fiscal year spending without voter approval and requires the State to maintain a TABOR Reserve.
State Budget and Revenue Outlook
The following discussion is based on the Focus Colorado: Economic and Revenue Forecast dated June 20, 2018 prepared by the Colorado Legislative Council Staff Economics Section.
General Fund Budget Overview
FY 2017-18. The General Fund is expected to end the year with an 11.7 percent reserve, $544.4 million above the required 6.5 percent statutory reserve. Relative to the March forecast, expectations for General Fund revenue were increased $245.2 million on stronger than expected collections to date for corporate income taxes and a one-time $110.7 million Tobacco Master Settlement Agreement payment. Budgeted expenditures were reduced by $105.6 million, which further improved the budget situation. Revenue subject to TABOR is expected to fall short of the Referendum C cap by $93.0 million.
FY 2018-19. The General Fund is expected to end the year with an 8.1 percent reserve, $92.6 million higher than the budgeted 7.25 percent reserve. The entirety of this amount is the result of the FY 2017-18 surplus, which increases the beginning reserve for FY 2018-19.
Revenue is expected to exceed the Referendum C cap by $126.2 million, resulting in a TABOR refund for tax year 2019. The projected amount refunded will total $147.5 million, and includes $21.3 million carried over from the FY 2014-15 refund obligation for which money is already set aside in the General Fund. Pursuant to Senate Bill 17-267, the TABOR refund obligation will be refunded via local government reimbursements for the senior homestead and disabled veteran property tax exemptions in FY 2019-20. Any remaining refunds will be distributed through the six-tier sales tax refund mechanism.
FY 2019-20 (Unbudgeted). The General Assembly is forecast to have $1.01 billion, or 8.1 percent, more to spend or save in the General Fund than what is budgeted for FY 2018-19. This amount assumes current law, and is largely attributable to the FY 2018-19 excess reserve, projected revenue increases, and smaller transfers from the General Fund than those budgeted for FY 2018-19. This amount will change if the General Assembly enacts changes that impact revenue or expenditures in FY 2018-19 or with changes in revenue expectations for any budget year between FY 2017-18 and FY 2019-20.
Revenue is expected to exceed the Referendum C cap by $104.1 million, resulting in a TABOR refund obligation for tax year 2020 of an equal amount. The TABOR surplus will be refunded in FY 2020-21 via local government reimbursements for the senior homestead and disabled veteran property tax exemptions.
Higher than Usual Forecast Uncertainty. Significant shifts in taxpayer behavior occurred in anticipation of and following the passage of the Tax Cuts and Jobs Act, resulting in unusual income tax collection patterns at the end of calendar year 2017 and start of 2018 that cannot easily be isolated from underlying economic conditions. Revenue impact estimates of the federal tax bill published in December 2017 remain preliminary and subject to change. The federal tax bill enacts changes that affect the 2018 tax year, data for which will not be available until at least a year from now. Even with collections data, the revenue impact of the federal tax changes cannot be isolated from economic processes or underlying taxpayer behavior. Considering these factors, revenue estimates in this forecast are subject to a higher than usual margin of error.

State Education Fund
The Colorado Constitution requires the State Education Fund to receive one-third of one percent of taxable income. In addition, the General Assembly has at different times authorized the transfer of additional moneys from the General Fund to the State Education Fund. Money in the State Education Fund is required to be used to fund kindergarten through twelfth grade public education.
General Fund transfers to the State Education Fund pursuant to Senate Bill 13-234, which have occurred annually since FY 2013-14, are scheduled to end after FY 2018-19. In FY 2018-19, the State Education Fund is expected to receive $680.3 million, with higher amounts in the following year resulting from growth in taxable income among Colorado taxpayers.
General Fund Transfers to Transportation and Capital Construction
Transportation transfers. Senate Bill 17-267, which authorized up to $1.88 billion in certificates of participation for transportation projects, repealed transfers from the General Fund to the Highway Users Tax Fund in FY 2018-19 and FY 2019-20 previously specified by Senate Bill 17-262 and requires General Fund appropriations for certificate of participation-related lease payments beginning in FY 2018-19. Under current law, these General Fund appropriations are expected to total $100 million annually by FY 2021-22.
Senate Bill 18-001 created one-time General Fund transfers for transportation of $495 million in FY 2018-19 and $150 million in FY 2019-20. These amounts are apportioned to the State Highway Fund, a new Multimodal Transportation Options Fund, and county and municipal governments. Beginning in FY 2018-19, Senate Bill 18-001 authorizes 20 years of additional transfers to the State Highway Fund. Unless voters approve one or more transportation funding ballot measures, the amount of the transfers is set at $50 million per year. Depending on ballot outcomes, the amounts annually transferred under SB 18-001 could be $122.6 million or fall to $0. In these scenarios, the last three years of lease-purchase agreements under SB 17-267 would also be repealed and the state would instead issue transportation revenue bonds.
Tax Policies Dependent on Revenue Conditions
Several tax expenditures are "triggered" by certain state revenue conditions. These include the historic preservation income tax credit, the low-income child care expenses tax credit, and partial refundability of the conservation easement income tax credit.
Historic preservation income tax credit available in tax year 2018. The historic preservation income tax credit will be triggered on for tax year 2018 based on the December 2017 forecast, which expected sufficient revenue to grow appropriations by more than 6.0 percent in FY 2017-18. Based on the June 2018 forecast, the credit is also expected to be available in tax year 2019.
Low-income child care expenses tax credit unavailable in tax year 2017. The low-income child care expenses income tax credit was extended for three years under House Bill 17-1002. Based on the June 2017 forecast, this credit was unavailable in 2017 and will be available for tax years 2018 through 2020.
Partial refundability of the conservation easement tax credit expected to be available in tax years 2019 and 2020. The conservation easement income tax credit is available as a nonrefundable credit in most years. In tax years when the state refunds a TABOR surplus, taxpayers may claim an amount up to $50,000, less their income tax liability, as a refundable credit. This forecast expects a TABOR surplus in FY 2018-19 and FY 2019-20. If a surplus occurs in these fiscal years, partial refundablility of the credit will be available in tax years 2019 and 2020.

TABOR Outlook
State revenue fell short of the Referendum C cap by $436.2 million in FY 2016-17, and is expected to fall short of the Referendum C cap by $93.0 million in FY 2017-18. State revenue is projected to exceed the Referendum C cap by $126.2 million in FY 2018-19 and by $104.1 million in FY 2019-20. Based on these projections, the state will issue TABOR refunds in FY 2019-20 and FY 2020-21.
When revenue exceeds the cap, TABOR requires the surplus to be refunded during the following fiscal year. The state TABOR refund requirement is estimated at $147.5 million in FY 2019-20 and $104.1 million in FY 2020-21. The refund requirement for FY 2019-20 includes the $126.2 million TABOR surplus expected for FY 2018-19 and a $21.3 million obligation for underrefunds of prior year TABOR surpluses. The refund requirement for FY 2020-21 includes only the TABOR surplus expected for FY 2019-20. For both years, the TABOR refund obligation is expected to be refunded via the property tax exemption reimbursement TABOR refund mechanism. The forecasted FY 2018-19 TABOR refund obligation exceeds the forecasted FY 2019-20 property tax exemption reimbursement by $0.6 million. If the actual refund obligation exceeds the property tax exemption reimbursement, the amount of the excess will be refunded to taxpayers using the sales tax refund mechanism.
Expectations for the state's TABOR outlook have been changed since the March forecast as a result of increased expectations for most TABOR revenue sources.
TABOR surplus. Article X, Section 20 of the Colorado Constitution (TABOR) limits state fiscal year spending, the amount of revenue the state may retain and either spend or save each year. The limit is equal to the previous year's limit or revenue, whichever is lower, adjusted for inflation, population growth, and any revenue changes approved by voters. Referendum C, approved by voters in 2005, is a permanent voter-approved revenue change that raises the amount of revenue the state may spend or save.
Referendum C allowed the state to spend all revenue collected above the limit during a five-year timeout period covering FY 2005-06 through FY 2009-10. Beginning in FY 2010-11, Referendum C allows the state to retain revenue collected above the TABOR limit base up to a capped amount. The cap is based on the amount of state revenue collected in FY 2007-08, adjusted annually for inflation and population growth. It is grown from the prior year's cap regardless of the level of revenue collected. Senate Bill 17-267 applied a $200.0 million one-time downward adjustment to the Referendum C cap in FY 2017-18 and requires that the cap for FY 2018-19 and subsequent years be grown from this reduced level.
State law requires adjustments to the refund amount based on over-refunds or under-refunds of previous TABOR surpluses. Most recently, revenue exceeded the Referendum C cap in FY 2014-15, prompting TABOR refunds on returns for tax year 2015. The amount of the FY 2014-15 refund obligation is now estimated to have been $159.1 million, adjusting for accounting errors discovered after refunds were issued. To date, the state has refunded $137.8 million of this obligation. The remaining $21.3 million is required to be refunded with the next TABOR surplus.
Amount encumbered for FY 2014-15 refunds. The General Assembly set aside (or "encumbered") $169.7 million in the General Fund for payment of the refund obligation generated by the FY 2014-15 surplus. This amount is reflected in the Comprehensive Annual Financial Report for FY 2015-16. State fiscal year spending for FY 2014-15 exceeded the Referendum C cap by $159.1 million, less than the amount originally projected. An estimated $10.6 million difference represents an over-encumbrance of revenue.
TABOR refund mechanisms. This forecast anticipates that state TABOR refunds in FY 2019-20 and FY 2020-21 will both be administered via the property tax exemption reimbursement TABOR refund mechanism. Pursuant to Senate Bill 17-267, state law requires that any TABOR surplus first be refunded via this mechanism. The exemption disburses state funds to counties, school districts, and special districts to offset these governments' property tax loss associated with the senior homestead and disabled veteran property tax exemptions. Amounts required to be refunded are encumbered in the General Fund in the year in which a surplus is collected and paid to local governments in the following fiscal year.
The TABOR refund obligation expected for FY 2018-19 requires a set-aside of $147.5 million from the General Fund; $21.3 million of this amount was set aside in previous years and remains restricted in the fund balance.
Other TABOR refund mechanisms, including the six-tier sales tax refund mechanism and temporary income tax rate reduction, are triggered if and only if the amount of the TABOR refund obligation exceeds the amount of the property tax exemption reimbursement.
TABOR forecast uncertainty. The state TABOR surplus represents the amount of state revenue subject to TABOR collected in excess of the Referendum C cap. Relatively small fluctuations in the amount of state revenue can have disproportionately large effects on the amount of the TABOR surplus and refund obligation. For all three years of the current forecast period, the possibilities that revenue could fall short of or exceed the Referendum C cap exist within the normal degree of forecast error. Similarly, the amount of the TABOR surplus may trigger refund mechanisms beyond the property tax exemption reimbursement mechanism within this same degree of forecast error.
General Fund Revenue
Net of the diversion to the State Education Fund under Amendment 23, General Fund revenue is expected to total $11.6 billion in the current FY 2017-18, representing strong growth of 12.8 percent over the $10.3 billion collected in FY 2016-17. Robust revenue increases are attributable primarily to underlying economic growth, with additional early contributions resulting from the federal Tax Cuts and Jobs Act (TCJA). Every major source of General Fund revenue is expected to make strong contributions to overall revenue gains. Expectations for individual and corporate income tax, sales tax, and use tax were all revised upward from the March forecast. In total, current year General Fund expectations were increased $245.2 million, or 2.2 percent, from March. The revision incorporates $110.7 million from a one-time payment received in April under the Tobacco Master Settlement Agreement, which is discussed below.
Gross General Fund revenue is expected to increase an additional 5.2 percent in FY 2018-19 to total $12.2 billion. Revenue expectations are consistent with an economic forecast of continued employment growth and moderate to strong increases in income and consumer spending. The General Fund revenue forecast for FY 2018-19 was increased $29.2 million, or 0.2 percent, from March, with upward revisions to the corporate income tax revenue outlook more than offsetting reduced expectations for individual income tax.
General Fund revenue is expected to increase an additional 4.9 percent to total $12.8 billion in FY 2019-20, a downward revision of $64.1 million, or 0.5 percent, relative to the March forecast.
This forecast contains both upside and downside risk due to the late stage of the economic expansion and uncertainty surrounding the impacts of the TCJA. Significant shifts in taxpayer behavior occurred in anticipation of and following the passage of the TCJA, resulting in unusual income tax collection patterns at the end of calendar year 2017 and start of 2018 that cannot easily be isolated from underlying economic conditions. Considering these factors, revenue estimates in this forecast carry a higher than usual margin of error.

Triggered tax expenditure impacts. The Historic Preservation Income Tax Credit is triggered on for tax year 2018 because the December revenue forecast projected sufficient revenue to allow 6 percent growth in General Fund appropriations in FY 2017-18. The Gross Conservation Easement Tax Credit is expected to become partially refundable in tax year 2019 and tax year 2020 because the state is expected to collect a TABOR surplus in each of FY 2018-19 and FY 2019-20.
Expiring tax expenditures. This forecast estimates state revenue under current state and federal law. Under current state law, certain tax expenditures available now are scheduled to expire in future years. The forecast includes upward adjustments to revenue projections to account for the expiration of these tax expenditures.
Individual income tax. Payers of the state's individual income tax are the most significant contributors to the General Fund. For the current FY 2017-18, the tax is anticipated to account for roughly 60 percent of General Fund revenue, net of the diversion to the State Education Fund. The tax is assessed at a rate of 4.63 percent and applied to Colorado taxable income earned by households, non-corporate businesses, estates, and trusts.
Individual income tax revenue surged in FY 2017-18, increasing 10.8 percent in the first eleven months of the fiscal year relative to the same period last year. At the close of the current fiscal year, individual income tax revenue is expected to top $7.5 billion on an accrual accounting basis, representing an increase of 11.3 percent from last year.
Most of the increase for the current year is attributable to a strengthening Colorado economy. Tax withheld from wage and salary income represents the largest component of the individual income tax. Wage withholding is poised to increase 7.4 percent on a cash accounting basis, with strength throughout the fiscal year. Employers withhold more tax when they employ more workers or increase employee pay. With Colorado's labor market tightening, employers are increasingly motivated to increase compensation in order to compete for skilled employees in scarce supply.
The 2018 tax season provided a boost to state revenue. During the current fiscal year, projected 15.5 percent growth in cash payments made with tax returns will more than offset a 2.3 percent climb in tax refunds. The spike in cash payments suggests that taxpayers earned more money in 2017 than was anticipated in their withholding forms (in the case of employees) or their quarterly estimated tax remittances (in the case of business owners and investors).
Individual income tax revenue will increase 6.0 percent to nearly $8.0 billion in FY 2018-19 and 5.8 percent to over $8.4 billion in FY 2019-20. Much of this growth is attributable to changes to federal law enacted in the 2017 Tax Cuts and Jobs Act. The federal policy generally lowered federal tax rates while expanding the amount of income to which they apply, reducing most taxpayers' federal tax liability on net. However, since Colorado taxable income derives from federal taxable income, the Tax Cuts and Jobs Act is expected to increase Colorado income tax revenue on net.
Impacts of federal tax reform have already been felt in estimated income tax payments, which surged at the end of 2017 as taxpayers pushed to take advantage of expiring income tax deductions. In FY 2018-19, they are expected to contribute to higher spring tax bills, when taxpayers will be required to remit tax above the amounts withheld for tax year 2018. Beginning in 2019 and continuing through FY 2019-20, tax policy changes will contribute to higher monthly withholding figures. The forecast assumes that the state Department of Revenue will publish withholding tables requiring that more state tax be withheld beginning in 2019.

Short-term risks to the forecast are skewed to the upside as the economy continues to excel and tax reform impacts continue to manifest. The forecast carries more downside risk toward the end of the forecast period as the economic outlook grows less certain.
Sales taxes. The 2.9 percent state sales tax is assessed on the purchase of goods, except those specifically exempted, and a relatively small collection of services. Sales tax receipts are expected to increase 7.3 percent to total $2.9 billion during the current FY 2017-18, and will grow at the more modest rates of 5.4 percent in FY 2018-19 and 4.7 percent in FY 2019-20.
Sales tax collections increased 6.9 percent over the first eleven months of the current fiscal year, reflecting higher household incomes and improved consumer confidence. The TCJA is expected to provide a small boost to consumption in FY 2017-18 and FY 2018-19. Strong employment growth and moderate wage growth both have contributed to increased sales tax receipts this year as well. Growth in sales tax collections is expected to moderate slightly but continue to outpace changes in prices and population.
Use taxes. The 2.9 percent state use tax is due when sales tax is owed but is not collected at the point of sale. Use tax revenue is largely driven by capital investment among manufacturing, energy, and mining firms. Use tax collections surged during the current fiscal year, rising 18.7 percent over the first eleven months of the year. Elevated collections are due in significant part to strong performance in the energy industry. Revenue is expected to continue to grow at robust rates through the forecast period, increasing 19.5 percent in the current FY 2017-18 before adding 9.1 percent in FY 2018-19 and 6.2 percent in FY 2019-20. The forecast represents upward revisions to March expectations primarily as a result of current year performance. Expected collections were revised upward by $8.7 million in FY 2017-18 and $11.0 million in FY 2018-19.
Projections for FY 2018-19 incorporate an additional use tax revenue increase attributable to House Bill 10-1193, which took effect earlier this year. Under the bill, online retailers who do not collect sales tax on purchases made by Colorado residents are required to notify purchasers and the Department of Revenue of the resulting use tax obligation. A boost to tax revenue is expected to materialize as businesses become familiar with the law and improve compliance.
Corporate income taxes. Corporate income tax collections are forecast to increase 40.4 percent in FY 2017-18 to $715.0 million. Corporate income tax collections in the first eleven months of the fiscal year have increased significantly on a strong economy and high corporate profits. Corporate income tax revenue will continue to increase in FY 2018-19 to total $778.8 million. As the stimulus from the federal tax law recedes, corporate income tax revenue will decline 4.3 percent in FY 2019-20 to $745.0 million. The three years of the current forecast period are expected to represent the three highest annual corporate income tax collections in the state's history.
Compared with the March forecast, the estimated FY 2017-18 corporate income tax revenue was increased by $100.1 million due to higher than estimated collections in the first eleven months of the fiscal year. Revenue was extremely strong in March and April when many corporations pay their quarterly and annual taxes. Forecasted corporate income tax revenue was increased relative to March by $120.0 million in FY 2018-19 and $43.5 million in FY 2019-20 assuming underlying strength in the economy will continue through the forecast period.
Tobacco Master Settlement Agreement. For the current FY 2017-18 only, there is $110.7 million in General Fund revenue attributable to the Tobacco Master Settlement Agreement (Tobacco MSA). Colorado receives annual TABOR-exempt Tobacco MSA payments that are generally credited to the Tobacco Litigation Settlement Cash Fund. This spring after publication of the March forecast, the Attorney General signed a supplementary agreement under the Tobacco MSA to resolve a backlog of disputes between tobacco manufacturers and the state. The supplementary agreement resulted in a one-time release of previously disputed payments from a privately managed escrow account. Under a preexisting state law, the released payments were credited to the General Fund and not to the Tobacco Litigation Settlement Cash Fund. They are exempt from TABOR as a damage award.
No such payments are anticipated to contribute to General Fund revenue in the future.
Cash Fund Revenue
Cash fund revenue subject to TABOR totaled $2.78 billion in FY 2016-17. This revenue is expected to fall 18.1 percent to $2.27 billion in FY 2017-18. The drop in revenue is attributable to the elimination of the Hospital Provider Fee and the 2.9 percent sales tax on retail marijuana in Senate Bill 17-267. These reductions more than offset expected increases in transportation-related and severance tax revenue. Year-over-year changes in other cash fund categories are minimal.
Total cash fund revenue subject to TABOR will rebound from this lower level by 8.3 percent to $2.46 billion in FY 2018-19, and will increase 1.2 percent to $2.49 billion in FY 2019-20, as most revenue sources are projected to rise.
Transportation-related revenue subject to TABOR totaled $1,220.3 million in FY 2016-17. Transportation funding will increase 3.3 percent in FY 2017-18 to $1,260.7 million and grow 2.1 percent in FY 2018-19.
The largest source of revenue into the Highway Users Tax Fund (HUTF) is motor fuel excise tax (22e per gallon of gasoline and 20.5e per gallon of diesel fuel). Fuel excise tax collections increased 3.2 percent in FY 2016-17 to $629.4 million. In FY 2017-18, fuel tax collections are expected to grow 1.6 percent and reach $639.3 million. The HUTF also receives revenue from other sources, including registration fees. In FY 2016-17 total registration fees equaled $369.0 million and they are expected to increase 3.8 percent to $383.0 million in FY 2017-18. Total HUTF revenue is expected to increase 2.5 percent to $1,092.6 million in FY 2017-18 and 1.7 percent to $1,111.2 million in FY 2018-19.
The State Highway Fund (SHF) is the primary fund for the state Department of Transportation to meet state transportation needs. The SHF receives money from HUTF transfers, local government grants, and interest earnings. The HUTF revenue is subject to TABOR when it is originally collected by the state but the transfers are not. The two largest sources of TABOR revenue into the fund are local government grants and interest earnings. Local government revenue into the SHF fluctuates based on local budgeting decisions and large annual fluctuations are common. SHF revenue subject to TABOR is expected to increase 11.7 percent to $44.7 million in FY 2017-18 and increase 5.4 percent to $47.1 million in FY 2018-19.
Revenue to the Statewide Bridge Enterprise is not subject to TABOR. Revenue to this enterprise is expected to grow 3.9 percent to $110.8 million in FY 2017-18 and 2.0 percent to $113.0 million in FY 2018-19. The bridge safety surcharge fee collections typically grow at the same rate as vehicle registrations.
After accounting for $654.4 million in fee collections and associated interest earnings subject to TABOR in FY 2016-17, the Hospital Provider Fee was repealed on July 1, 2017. Under Senate Bill 17-267, hospitals now remit a Healthcare Affordability and Sustainability Fee to a new TABOR enterprise.
Severance tax revenue including interest earnings is expected to total $108.2 million in FY 2017-18 and $215.2 million in FY 2018-19. Relative to other revenue sources, severance tax revenue is extremely volatile because the value of natural resources severed from the earth fluctuates considerably with changes in commodity prices. In addition, production is extremely responsive to natural resource prices where, small changes in expected prices drive investment decisions. The forecast for severance tax revenue is $31.4 million higher in FY 2017-18 and $79.3 million higher in FY 2018-19 than forecast in March, reflecting year-to-date collections for the current budget year and continued economic growth through the forecast period.
Severance taxes from oil and natural gas are forecast to total $95.2 million in FY 2017-18 and $203.1 million in FY 2018-19. Oil and gas severance tax collections have been strong since the March forecast, including $40.5 million in collections in April. Given the year-to-date oil and gas severance taxes, on-going oil and gas development and consistent price levels are expected to result in a 113.3 percent increase in oil and gas severance taxes between FY 2017-18 and FY 2018-19. The value of oil and gas production in 2018 will be recorded for property tax purposes in 2019 and will increase the ad valorem credit in FY 2019-20, contributing to a 20.9 percent decrease in oil and gas severance taxes.
Oil prices in Colorado averaged $64.12 per barrel in May 2018, which is expected to be the peak oil price in the forecast period. The price of oil rose in the spring of 2018 as the global economy improved reducing the level of global oil stocks. In addition, geopolitical risks caused the price to increase following President Trump's announcement of re-imposing sanctions on Iran. OPEC is scheduled to meet on June 22, 2018 and it is expected that they will announce increased production targets, aimed in part at keeping the price of oil from increasing and discouraging oil and gas development in the United States. Given these expectations, the price of oil received by Colorado producers is projected to average $59.55 per barrel in 2018, $56.93 per barrel in 2019, and $54.68 per barrel in 2020.
Natural gas prices have been much more stable than oil prices. Producers in Colorado have received an average price of $2.47 per Mcf in May 2018 and are expected to average $2.86 per Mcf in 2018. Natural gas producers are able to quickly place natural gas on the market due to new technologies and existing infrastructure, which will keep natural gas prices below $3.50 throughout the forecast period. Prices are expected to average $3.23 per Mcf in 2019 and rise to $3.39 per Mcf in 2020.
Coal has historically been the second largest mineral source of severance taxes in Colorado after oil and natural gas. Coal severance tax revenue is expected to decrease 7.9 percent over year-ago revenue and generate $3.8 million in severance taxes in FY 2017-18. Coal severance taxes are expected to decline an additional 5.2 percent in FY 2018-19 to $3.6 million and 5.8 percent to $3.4 million in FY 2019-20 as the demand for coal as a fuel for electricity production declines. Utility companies are realigning their electricity production away from coal toward natural gas and renewable sources.
Metal and molybdenum mines will pay $2.4 million in severance taxes on the value of minerals produced in FY 2017-18. International demand for steel has increased mining activity at the two molybdenum mines in Colorado, the Climax Mine outside Leadville and the Henderson Mine outside Empire. Based on constant demand, metal and molybdenum severance taxes are expected to be $2.4 million in each year of the forecast period.
Finally, interest earnings are expected be $6.7 million in FY 2017-18 and $6.1 million in FY 2018-19.
Limited gaming revenue includes taxes, fees, and interest earnings collected in the Limited Gaming Fund and the State Historical Fund. Most of this revenue is subject to TABOR. Revenue attributable to Amendment 50, which expanded gaming beginning in FY 2009-10, is TABOR-exempt. The state limited gaming tax is a graduated tax assessed on casino adjusted gross proceeds, the amount of wagers collected less the amount paid to players in winnings, in the three state-sanctioned gaming municipalities: Black Hawk, Central City, and Cripple Creek. Casinos on tribal lands in southwestern Colorado are not subject to the state tax.

Limited gaming revenue subject to TABOR totaled $103.7 million in FY 2016-17 and is expected to grow 2.9 percent to $106.7 million in FY 2017-18. Through April, tax revenue alone grew 6.9 percent from the July-April period in 2017 on the strength of additional wagers and increased adjusted gross proceeds in the highest tax bracket. By statutory formula, gaming tax revenue subject to TABOR cannot grow faster than 3.0 percent annually, but growth in tax revenue is expected to be supplemented by higher fee and interest earnings. Gaming revenue is expected to grow at slower rates through the remainder of the forecast period, including by 1.5 percent during FY 2018-19.
Under state law, annual growth in gaming tax revenue that exceeds 3.0 percent is attributed to Amendment 50 and exempt from TABOR. Years when total gaming tax revenue grows by more than 3.0 percent therefore result in disproportionately higher distributions of Amendment 50 revenue. This revenue primarily supports the state community college system. In the current FY 2017-18, gaming tax revenue has grown by almost 7 percent, resulting in an approximate $4 million increase in Amendment 50 revenue.
After four and a half years, the marijuana market is maturing leading to moderating growth rates for marijuana tax revenue. Total marijuana tax revenue is expected to reach $253.8 million in FY 2017-18 and $271.3 million in FY 2018-19. The majority of the revenue from the marijuana industry is voter approved revenue exempt from TABOR, however the 2.9 percent state sales tax is included in the state's revenue limit.
The largest source of marijuana revenue, the special sales tax is expected to reach $159.1 million in FY 2017-18 and $181.8 million in FY 2018-19. Excise tax revenue is forecast to reach $76.1 million in FY 2017-18 and $75.1 million in FY 2018-19. The excise tax is based on the wholesale price of marijuana. Initially, the wholesale price was calculated by the Department of Revenue and consistent for each type of marijuana sold. In 2017, state law was amended to allow cultivators to use the contract wholesale price of marijuana if it was an arm's length transaction. Over time, the calculated wholesale rate for marijuana has declined as cultivators become more efficient and more cultivators use the contract price, which is generally lower than the wholesale price. The effect of these two trends is a reduction in the excise taxes paid for the same amount of marijuana, which is expected to continue through the forecast period.
The 2.9 percent state sales tax rate applies to medical marijuana and marijuana accessories purchased at a retail marijuana store. Medical marijuana sales tax revenue is expected to remain flat through the forecast period, generating about $12.7 million in FY 2017-18 and FY 2018-19. Retail marijuana is exempt from the 2.9 percent state sales tax starting July 1, 2017. Retailers have remitted a total of $4.8 million year-to-date in FY 2017-18, which is higher than tax collections from taxable marijuana accessories. Taxpayers are either continuing to collect the 2.9 percent sales tax on marijuana sales or, more likely, filing sales tax returns for periods prior to FY 2017-18. It is assumed that the 2.9 percent sales tax remitted from retail marijuana dispensaries will decline in FY 2018-19 and FY 2019-20 as sales tax returns from prior periods when retail marijuana was taxable are processed. Revenue from the 2.9 percent sales tax is deposited in the Marijuana Tax Cash Fund and is subject to TABOR.
Federal Mineral Lease (FML) revenue is the state's portion of the money the federal government collects from mineral production on federal lands. Collections are mostly determined by the value of mineral production. Since FML revenue is not deposited into the General Fund and is exempt from TABOR, the forecast is presented separately from other sources of state revenue. FML revenue is expected to increase 1.4 percent from the previous year, to $92.2 million in FY 2017-18. FML revenue is forecast to increase 13.3 percent in FY 2018-19 to $104.5 million as the state fulfills its obligations for previous payments associated with canceled leases on the Roan Plateau. FML revenue will increase 3.6 percent in FY 2019-20 to $108.2 million.

Revenue to the Unemployment Insurance (UI) Trust Fund has not been subject to TABOR since FY 2009-10. Revenue to the Employment Support Fund, which receives a portion of the UI premium surcharge, is still subject to TABOR.
The ending balance for the state's UI Trust Fund was $739.4 million in FY 2016-17, up 8.8 percent from the previous fiscal year. The fund has benefited from the state's healthy labor market and historically low unemployment rates. In FY 2016-17, the total amount of benefits paid from the fund dropped to $466.0 million, the lowest amount in almost ten years. Premium contributions ticked up in FY 2016-17, despite employers shifting to a lower premium rate schedule, which reduces the amount of UI contributions they are required to pay for each employee.
The UI Trust Fund is expected to continue to improve throughout the forecast period. A higher employee chargeable wage base will support the fund. The chargeable wage is indexed annually to the average weekly wage growth. The chargeable wage base is $12,600 for 2018, up $100 from 2017. The amount of benefits paid from the fund is also expected to continue to fall, further reinforcing the fund.
Fiscal Controls and Financial Reporting
No moneys may be disbursed to pay any appropriations unless a commitment voucher has been prepared by the agency seeking payment and submitted to the central accounting system, which is managed by the Office of the State Controller, a division of the Department of Personnel & Administration. The State Controller is the head of the Office of the State Controller. The State Controller or his delegate has statutory responsibility for reviewing each commitment voucher submitted to determine whether the proposed expenditure is authorized by appropriation and whether the appropriation contains sufficient funds to pay the expenditure. All payments from the State Treasury are made by warrants or checks signed by the State Controller and countersigned by the State Treasurer, or by electronic funds transfer. The signature of the State Controller on a warrant or check is full authority for the State Treasurer to pay the warrant or check upon presentation.
The State Controller is appointed by the Executive Director of the Department of Personnel & Administration. Except for certain institutions of higher education which have elected to establish their own fiscal rules, the State Controller has statutory responsibility for coordinating all procedures for financial administration and financial control in order to integrate them into an adequate and unified system, conducting all central accounting and issuing warrants or checks for payment of claims against the State. The State Controller prepares a Comprehensive Annual Financial Report, or "CAFR," in accordance with generally accepted accounting principles ("GAAP") applicable to governmental entities, with certain statutory exceptions for budget compliance and reporting.
The State implemented a new integrated financial system in July 2014 and has been experiencing various issues, including the labor allocation process which continues to utilize the State's legacy payroll system. The longer time period to complete labor allocation, the first time closing in the new system and developing financial statement reports caused delays in closing the books and producing the State's financial statements. This resulted in delays in the release of the State's CAFRs for Fiscal Years 2014-15, 2015-16 and 2016-17 and the inability of the State to timely submit its audited financial statements for posting on EMMA as required by various continuing disclosure undertakings entered into by the State, the State Treasurer and certain State departments and agencies that utilize the State's credit.

THE STATE GENERAL FUND
This Appendix contains a discussion of the General Fund, including the estimated cash flows for the General Fund for Fiscal Year 2017-18.
The General Fund
The General Fund is the principal operating fund of the State. All revenues and moneys not required by the State Constitution or statutes to be credited and paid into a special State fund are required to be credited and paid into the General Fund. As required by recent changes in GAAP, the General Fund reported in the State's Fiscal Year 2010-11 CAFR and subsequent CAFRs includes a large number of statutorily created special State funds that do not meet the GAAP requirements to be presented as Special Revenue Funds. To make the distinction between the statutory General Fund and the GAAP General Fund, the CAFR refers to the statutory General Fund as the General Purpose Revenue Fund. The revenues in the General Purpose Revenue Fund are not collected for a specific statutory use but rather are available for appropriation for any purpose by the General Assembly. The following discussion of the General Fund represents the legal and accounting entity referred to in the State's Fiscal Year 2016-17 CAFR as the General Purpose Revenue Fund.
General Fund Revenue Sources
The major revenue sources to the General Fund are individual and corporate income taxes and sales and use taxes. The State also imposes excise taxes on the sale of cigarettes, tobacco products and liquor, and receives revenues from a diverse group of other sources such as insurance taxes, pari-mutuel taxes, interest income, court receipts and gaming taxes.
STATE PENSION SYSTEM
General Description
Overview. The State of Colorado, like most other state and local governments, provides post-employment benefits to its employees based on their work tenure and earnings history. By statute, the State created PERA, which administers cost sharing, multiple-employer defined benefit plans to provide retirement, death and disability benefits through the State Division Trust Fund (generally for State employees) (the "State Division"), the School Division Trust Fund (for employees of school districts), the Local Government Division Trust Fund (for employees of numerous municipalities and other local governmental entities), the Judicial Division Trust Fund (for judges in the State) and the Denver Public Schools Division (for employees of DPS). The defined benefit plan for the State Division is referred to herein as the "State Division Plan."
As described in more detail under the caption "—Funding of the State Division Plan" below, the State Division Plan is funded with payments made by the State and by each employee, the amounts of which are determined and established by statute. Benefits provided through the State Division Plan are paid from the State Division Trust Fund. State employees hired after 2005 may, in lieu of participating in the State Division Plan, elect to participate in a defined contribution plan (the "State Division DC Plan") which is also administered by PERA. However, the majority of State employees participate in the State Division Plan. The State has no obligation to make contributions or fund benefits in Divisions other than the State Division and Judicial Division of PERA. The State does not participate in the federal Old-Age, Survivors and Disability Insurance (Social Security) program.

PERA. PERA is a legal entity created by statute in 1931 that is separate from the State as further described in Article 51 of Title 24, C.R.S. (the "PERA Act"). Management of PERA is vested in a 16 member Board of Trustees (the "PERA Board"). PERA has fiduciary responsibility for several separate divisions, including the State Division, the School Division, the Local Government Division, the Judicial Division and the Denver Public Schools Division. The State represents the majority, but not all, of the State Division employers and employees. Each Division operates as a separate legal trust. PERA also operates two cost-sharing, multiple-employer post employment benefit plans through the Health Care Trust Fund and the Denver Public Schools Health Care Trust Fund that provide health care premium subsidies to participating PERA benefit recipients who choose to enroll in one of PERA's health care plans.
The Health Care Trust Fund. The State also currently offers other post-employment health and life insurance benefits to its employees. The post-employment health insurance to State employees is provided through PERA's Health Care Trust Fund, in which members from all divisions of PERA are eligible to participate. The Health Care Trust Fund is a cost-sharing, multiple employer plan under which PERA subsidizes a portion of the monthly premium for health insurance coverage for certain State retirees and the remaining amount of the premium is funded by the benefit recipient through an automatic deduction from the monthly retirement benefit. The Health Care Trust Fund is funded by a statutory allocation of moneys consisting of portions of, among other things, the employer statutorily required contributions, the amount paid by members and the amount of any reduction in the employer contribution rates to amortize any overfunding in each Division's trust fund. At December 31, 2016, the Health Care Trust Fund had an unfunded actuarial accrued liability of approximately $1.3 billion, a funded ratio of 17.4% and a 37-year amortization period. Because the Health Care Trust Fund is a cost sharing, multiple employer plan, PERA's actuary has not determined the portion of the unfunded actuarial accrued liability that applies to each Division participant. The benefit provided by the Health Care Trust Fund is a fixed limited subsidy of the retiree's health care insurance premium payment, and the retiree bears all risk of medical cost inflation.
Basic Provisions of the State Division Plan
Members of the State Division Plan who meet minimum age and service requirements are eligible to receive a monthly retirement benefit based on their employment and earnings history with the State. Calculation of retirement benefits, and eligibility requirements, differ depending on the employee's original hire date. In response to funding challenges, the General Assembly has enacted changes to State Division Plan benefits at various times. Some of such changes have been applied prospectively to newly hired employees. As a result, there are several tiers of employee benefits and related provisions that are based on employee hire dates and other factors.
Implementation by PERA of GASB 67
In 2012, GASB issued Statement No. 67, "Financial Reporting for Pension Plans—An Amendment of GASB Statement No. 25" ("GASB 67"), which establishes new standards for financial reporting and note disclosure by defined benefit pension plans administered through qualified trusts, and note disclosure requirements for defined contribution pension plans administered through qualified trusts. GASB 67 is effective for accounting periods beginning after June 15, 2013, and, accordingly, PERA implemented GASB 67 beginning with the PERA 2014 CAFR.
The objective of GASB 67 as stated therein is to improve financial reporting by state and local governmental pension plans. The requirements of GASB 67 are intended to improve financial reporting primarily through enhanced note disclosures and schedules of required supplementary information. A related statement, GASB Statement No. 68, "Accounting and Financial Reporting for Pensions," applies to governmental employers as reflected in the State's Fiscal Year 2016-17 CAFR appended to this Official Statement.

GASB 67 establishes a shift in financial disclosure requirements from a funding-based approach to an accounting-based approach. Implementation of GASB 67 requires the preparation of two actuarial valuations, one for funding purposes and one for accounting and financial disclosure purposes. The purpose of the funding valuation is to guide the PERA Board's actions necessary to ensure the long-term sustainability of PERA's trust funds. The funding valuation aids this action by allowing PERA to assess the sufficiency of the current statutory contribution rates and analyze the sufficiency of future contributions to meet current and future benefit obligations. The actuarial valuation for accounting purposes emphasizes the obligation an employer incurs to employees through the employment-exchange process. The primary purpose of the valuation for accounting purposes is to provide a consistent, standardized methodology that allows comparability of amounts and increased transparency of the pension liability across U.S. pension plans complying with this new reporting standard. To accomplish this, GASB 67 requires a different approach for determining net pension liability as compared to the previously disclosed unfunded actuarial accrued liability,1 or "UAAL." Net pension liability is to be measured as the total pension liability' of the plan less the amount of the plan's fiduciary net position.
Another major change in the new standard is the rate used to discount projected benefit payments. The new standard states the long-term expected rate of return on the investments of the plan should be applied only to available plan assets that are expected to be invested using a strategy to achieve that return. If there comes a point in the projections when plan fiduciary net position and contributions related to active and inactive employees are no longer projected to be greater than or equal to projected benefit payments related to those employees and administrative expenses (crossover point), then from that point forward the plan will be required to discount the projected benefit payments after the crossover point using a yield or index rate for 20-year, tax-exempt general obligation municipal bonds with an average rating of "AA/Aa" or higher (or equivalent quality on another rating scale).
GASB 67 also enhances the standards for footnote disclosure and required supplementary information for pension plans, including, among other things, disclosing the plan's net pension liability, ratio of fiduciary net position to total pension liability and actuarial methods and assumptions.
Actuarial Valuations
Many of the measures used to determine and evaluate the financial condition and funding status of the State Division Plan are based on actuarial valuations. An actuarial valuation is the determination, as of the actuarial valuation date, of the service cost, total pension liability and related actuarial present value of projected benefit payments for pensions performed in conformity with Actuarial Standards of Practice unless otherwise specified by GASB. Actuarial valuations involve estimates of the value of reported amounts and assumptions about the probability of events far into the future, and actuarially determined amounts are subject to continual revision as actual results are compared to past expectations and new estimates are made about the future.
The actuarial valuations for each of PERA's defined benefit plans, including the State Division Plan, were prepared by PERA's actuaries as of December 31, 2016, based on a set of actuarial methods and assumptions that by State law are the responsibility of the PERA Board. The valuations for the State Division Plan examine the assets of the Plan compared to actuarial liabilities, compare past and future trends and determine the net pension liability of the Plan. The actuarial valuation for funding purposes applies an asset valuation method that recognizes a four-year smoothed market value of assets for purposes of determining the UAAL, while the actuarial valuation for accounting and financial reporting purposes applies the fair value of assets (determined in conformity with GASB standards) to determine the net pension liability.

The PERA 2016 CAFR states that the PERA Board studies all economic and demographic actuarial assumptions at least every five years and approves changes to those assumptions. Recently, the PERA Board has reviewed the economic assumptions on a more frequent basis. The PERA Board last completed an experience study in 2016, and the next experience study is planned in 2020.
No assurance can be given that any of the assumptions underlying the actuarial valuations of the State Division Plan will reflect the actual results experienced by the Plan. Variances between the assumptions and actual results may cause an increase or decrease in the actuarial value of Plan assets, the net pension liability of the Plan and other valuation and performance measures determined on the basis of such actuarial valuations.
Funding of the State Division Plan
Statutorily Required Contributions. The State Division Plan is funded with payments made by the State and by each eligible employee as provided in the PERA Act. The State's contributions to the Plan are based on percentages of employee wages and are set by statute. These contribution percentages are referred to herein as the statutorily required contribution, or "SRC," of the State. The baseline SRC that is made by the State for most State employees is 10.15% of the employee's salary. The State has consistently contributed the full amount of the SRC to the State Division Plan.
As required by statute, State employees contribute 8.0% (except for State Troopers and Colorado Bureau of Investigation officers, who contribute 10%) of their wages to the State Division Plan, although per SB 10-001, for Fiscal Years 2010-11 and 2011-12 the employee contribution percentage was increased to 10.5% of the employee's wages. The 2.5% increase in contribution percentage by employees offset a 2.5% reduction in the State contribution for those Fiscal Years. The employee contribution rates reverted to pre-Fiscal Year 2010-11 levels effective July 1, 2012, and the State returned to paying the 10.15% SRC.
The General Assembly enacted legislation in 2004, 2006 and 2010 to gradually increase employee contributions to the State Division Plan by authorizing the Amortization Equalization Disbursement, or "AED," and the Supplemental Amortization Equalization Disbursement, or "SAED," in order to shorten the amount of time over which the unfunded liability of the Plan is amortized. Both the AED and the SAED are paid by the State as contributions to the State Division Plan as a percentage of employee wages, but the SAED payment comes from moneys that would otherwise have been used to provide market-based salary increases to employees. The AED applicable to the State Division Plan was effective as of January 1, 2006, and was initially payable at the rate of 0.5% of total covered payroll, with annual increases in the contribution rate through 2017. The AED rate applicable to the State Division Plan was 4.2% in 2015, 4.6% in 2016 and is 5.0% in 2017. The SAED applicable to the State Division Plan was effective as of January 1, 2008, and was also initially payable at the rate of 0.5% of total covered payroll, with annual increases in the contribution rate through 2017. The SAED rate applicable to the State Division Plan was 4.0% in 2015, 4.5% in 2016 and is 5.0% in 2017. The total SRC applicable to the State Division Plan will be equal to 20.15% of employee wages.
Changes to the statutorily required contributions to the State Division Plan by the State and its employees, or to other provisions of the Plan, could be made by the General Assembly through future legislative action, which changes could impact the SRC, the funding status and/or the financial condition of the Plan as described herein. The State cannot predict if or when any such legislative changes might be enacted or the impact that any such changes, if enacted, might have on the State Division Plan or the State's funding obligations with respect to the Plan.
Because the State's annual contributions with respect to the State Division Plan are set by statute and funded in the State's annual budget, such contributions are not affected in the short term by changes in the actuarial valuation of Plan assets or the funded ratio of the Plan. Any changes in the SRC would require legislative action by the General Assembly.
While PERA has a pension funding policy as discussed in "—Change in PERA Funding Policy" hereafter, the State does not have a formal or established policy or procedure for managing its pension liability. PERA annually provides a briefing to State officials and members of the General Assembly as to the status of the State Division Plan and occasionally may pursue legislation pertaining to changes in contribution and/or benefit provisions in furtherance of PERA's funding policy. Legislative proposals to modify the contributions, benefits, eligibility and other provisions of the State Division Plan also are introduced in the General Assembly from time to time independent of a request therefor from PERA.
The SRC is paid from the State General Fund as well as from certain federal funds and State cash funds and is typically paid from the same funding source as the employee's salary and other benefits. Although the rate of the SRC is set by statute, payment of the SRC nevertheless is subject to annual appropriation through the State budgeting process.
Actuarially Determined Contribution. As a result of the shift in financial disclosure requirements under GASB 67 from a funding-based approach to an accounting-based approach, the historical disclosure and use of the annual required contribution,' or "ARC," as a funding benchmark by PERA is no longer required. Rather, this philosophical shift necessitates the development and use of a plan specific actuarially determined contribution ("ADC") benchmark against which to gauge the adequacy of the SRC for the State Division Plan. The ADC represents the amount needed to fund benefits over time, and constitutes a target or recommended employer contribution for the reporting period determined in conformity with Actuarial Standards of Practice based on the most recent measurement available when the contribution for the reporting period was adopted. An ADC deficiency arises when actual employer contributions are less than the ADC, and interest accrues on the ADC deficiency at the plan's expected long term rate of return.
Change in PERA Funding Policy. In response to the new GASB 67 standards, the PERA Board adopted a revised pension funding policy in March 2015 with regard to its trust funds to update and replace the prior funding policy dated November 2007. The purpose of the revised funding policy, as stated in the PERA 2016 CAFR, is to: (i) define the overall funding benchmarks of PERA's defined benefit pension trust funds; (ii) assess the adequacy of the contribution rates which are set by the General Assembly by comparing these rates to an ADC rate; and (iii) define the annual actuarial metrics that will assist the PERA Board in assessing the sustainability of the plan. The results of these three items are intended to guide the PERA Board when considering whether to pursue or support proposed legislation pertaining to changes in plan contribution and/or benefit provisions.
Historical ADC and State Contributions. The State annually contributes the full amount of the SRC to the State Division Plan; however, these amounts have been less than the applicable ARC or ADC. During this period the State has not made any contributions to the State Division Plan in excess of the SRC.
The Management's Discussion and Analysis in the PERA 2016 CAFR states that, using the funding policy approved by the PERA Board in March 2015 and the 2015 actuarial funding valuation based on an assumed 7.50% investment rate of return and discount rate, the 2017 ADC for the State Division Fund needed to meet the layered, 30-year closed amortization period will be 22.71%, and that using such funding policy and the 2016 actuarial funding valuation based on an assumed 7.25% investment rate of return and discount rate, the 2018 ADC for the State Division Fund needed to meet the layered, 30-year closed amortization period will be 26.30%.

Funding Status of the State Division Plan
The State Division Plan currently is significantly underfunded. As discussed in "-Funding of the State Division Plan-Statutorily Required Contributions" above, the AED and SAED were implemented in 2006 and 2008, respectively, and other changes were made to the Plan design by SB 10-001, all in an effort to improve the funding status of the State Division Plan. In addition, investment returns on Plan assets have recently decreased following the negative effects of the global economic downturn that began in 2008. The actuarial assumptions as to the investment rate of return on Plan assets and the discount rate on actuarially accrued liabilities were lowered by the PERA Board from 8.50% to 8.00% in 2009, from 8.00% to 7.50% at the end of 2013 and from 7.50% to 7.25% as of December 31, 2017, and other economic assumptions, including the amortization period, have been changed over this period as well, to reflect actual results and new estimates about the future.
The PERA 2016 CAFR reports that at December 31, 2016, the actuarial value of assets of the State Division Plan was approximately $14.0 billion and the AAL of the Plan was approximately $25.7 billion, resulting in a UAAL of approximately $11.6 billion and a funded ratio (i.e., the actuarial value of Plan assets divided by the AAL) of only 54.6%. This UAAL would amortize over a 65-year period based on contribution rates as of the date of calculation (i.e., contributions equal to the SRC) and future increases in the AED and SAED, as well as an investment rate of return and discount rate for actuarially accrued liabilities of 7.25%.
The actuarial value of assets of the State Division Plan is determined by using an asset valuation method of smoothing the difference between the market value of assets and the actuarial value of assets over a four-year period to prevent extreme fluctuations that may result from short term or cyclical economic and market conditions. Accordingly, the full effect of recent fluctuations in assets of the State Division Plan as a result of economic and market conditions is not reflected in the funded ratio. Based on the market value of assets of the State Division Plan, the PERA 2016 CAFR reports that at December 31, 2016, the UAAL of the Plan was approximately $12.1 billion and the funded ratio was 52.7%.
The total pension liability for the State Division Plan was determined by actuarial valuations as of December 31, 2015, and accepted actuarial procedures were applied to roll forward the total pension liability to December 31, 2016.
Since contribution rates to the State Division Plan are fixed by statute, unless changes are made to such rates or changes are made to Plan provisions to reduce benefit payments, improvements in the funding status of the State Division Plan are expected to come primarily from increases in investment returns on Plan assets or changes in the actuarial assumptions used to determine the value of Plan assets and the AAL.
Implementation of Changes in Pension Accounting Standards Applicable to the State—GASB 68
GASB Statement No. 68, "Accounting and Financial Reporting for Pensions" ("GASB 68"), which is related to GASB 67 but is applicable to the State, is effective for fiscal years beginning after June 15, 2014, and accordingly was first implemented in the State's Comprehensive Annual Financial Report for Fiscal Year 2014-15. GASB 68 revises and establishes new financial reporting requirements for most governments, such as the State, that provide their employees with pension benefits. GASB 68 requires cost-sharing employers participating in defined benefit plans to record their proportionate share of the unfunded pension liability. PERA reports that the State Division had an unfunded actuarial accrued liability of approximately $10.2 billion as of December 31, 2015, and $11.6 billion as of December 31, 2016. The State reported a liability in the State's Fiscal Year 2016-17 CAFR of approximately $17.8 billion, consisting of approximately $17.5 billion for the State Division and $0.3 billion for the Judicial Division, at June 30, 2017, compared to a reported liability in the State's Fiscal Year 2016-17 CAFR of approximately $10.3 billion, consisting of approximately $10.1 billion for the State Division and $0.2 billion for the Judicial Division, at June 30, 2016, for its proportionate share of the net pension liability, for its proportionate share of the net pension liability. Schedules presenting the State's proportionate share of the net pension liability for its retirement plan as of June 30, 2014 through 2017, and a 10-year history of the State's contribution to PERA for the State and Judicial Divisions, are set forth in Note RSI-2 to the Required Supplementary Information in the State's Fiscal Year 2016-17 CAFR.
Investment of State Division Plan Assets
State law authorizes the investment of PERA's funds by the PERA Board, subject to the following limitations:
•	The aggregate amount of investment trust shares, corporate stocks, corporate bonds and convertible debentures cannot exceed 65% of the book value of the fund.
•	Neither common nor preferred stock of a single corporation can exceed 5% of the book value of the fund.
•	The fund cannot acquire more than 12% of the outstanding stocks or bonds of a single corporation.
A 10-year history of the State's contribution to PERA for the State and Judicial Divisions is also included in Note RSI-2 to the Required Supplementary Information in the State's Fiscal Year 2016-17 CAFR appended to this Official Statement.
Current Litigation
The Colorado Governmental Immunity Act (CGIA) sets upper limits on State liability at $350,000 per individual and $990,000 for two or more persons in a single occurrence. Judgments in excess of these amounts may be rendered, but the claimant must petition the General Assembly for an appropriation to pay any amount greater than the immunity limits. Judgments awarded against the State for which there is no insurance coverage or that are not payable from the Risk Management Fund ordinarily require a legislative appropriation before they may be paid. Effective January 1, 2012, the Act was amended to waive the State's sovereign immunity for legal proceedings in which the State has been determined to be negligent in conducting prescribed fires.
Numerous court cases are pending in which the plaintiffs allege that the State has deprived persons of their constitutional rights, civil rights, inadequately compensated them for their property, engaged in regulatory misfeasance, or breached contracts. In the aggregate, the monetary damages (actual, punitive, and attorney's fees) claimed in the constitutional and civil rights cases would exceed the insurance coverage available by a material amount. The property compensation and breach of contract suits are generally limited to the appraised value of the property or the contract amount. In the breach of contract suits, the State often files counterclaims. While it is reasonably possible that awards of judgment could occur, it is unlikely that those awards would have a material adverse effect on the State's financial condition.
The State is the defendant in numerous lawsuits involving claims of inadequate, negligent, or unconstitutional treatment of prisoners, mental health patients, nursing home patients, or the developmentally disabled. In some of these suits, plaintiffs are seeking or have obtained certification as a class for a class action suit. Most of these cases seek actual damages that are not material but include requests for punitive damages that may be material. There is also the potential that the courts may rule that the current conditions of confinement, Medicaid coverage, or residential services are unconstitutional, which could result in significant future construction, medical, or residential services costs that are not subject to reasonable estimation.
The State is the defendant in lawsuits by employees accusing the State of various infractions of law or contract. These may include claims related to age and sex discrimination, sexual harassment, wrongful termination, contractual agreements for paying salaries based on parity and equity, and overtime compensation under the Federal Fair Labor Standards Act. The State does not believe that any of these cases are material to its financial operations.
In the event of adverse loss experience, which is defined as a default rate in excess of 9 percent, College Assist could be liable for up to 25 percent, or $1.9 billion, of the $7.6 billion outstanding balance of loans in repayment status. An estimated liability of $132 million is calculated based on a default rate of 6.9% of the $1.9 billion. The probability of a material loss is remote, and the State's liability is capped at the net position of the College Assist program of $139 million.
At June 30, 2017, the Lottery Division of the Department of Revenue had outstanding annuity contracts of approximately $167.9 million in the names of lottery or lotto prizewinners. The probability is remote that any of the sellers of these contracts will default, and thereby require the State to pay the annuity.
The Colorado Department of Revenue routinely has claims for refunds in various stages of administrative and legal review that could result in refunds. Individual claims exceeding $5.0 million include two claims for income tax refunds of $13.7 million and $22.3 million. While the Court of Appeals ruled in the taxpayer's favor in both claims on November 2, 2017 and November 30, 2017, respectively, the State will file petitions in the Colorado Supreme Court and the Department of Revenue will continue to vigorously defend these claims. The likelihood of an unfavorable outcome is uncertain.
Various notes and bonds have been issued by state school districts that may impact the State. Colorado statutes provide that if a district indicates it will not make a required payment to bondholders by the date on which it is due, the State Treasurer shall forward to the paying agent the amount necessary to make the payment. The State shall then withhold state property-tax-equalization payments to the defaulting school district for a period up to 12 months to cover the State's loss. Currently, notes or bonds valued at approximately $9.1 billion are outstanding. Of this amount, $729 million is covered by private insurance.
Many state agencies have grant and contract agreements with the federal government and other parties. These agreements generally provide for audits of the transactions pertaining to the agreements, with the State being liable to those parties for any disallowed expenditure. Individually significant disallowances are disclosed in the following paragraphs.
Due to unclear guidance provided by the Centers for Medicare and Medicaid Services (CMS), the Department of Health Care Policy and Financing (HCPF), as well as several other states, may have to repay a portion of the $38.4 million Children's Health Insurance Program Reorganization Act (CHIPRA) Bonus payments it received from CMS based on an Office of the Inspector General (OIG) audit finding. HCPF strongly disagrees with this OIG audit finding and believes the OIG misinterpreted federal regulations and written guidance related to the CHIPRA bonus calculation. HCFP is prepared to challenge this if repayment is requested by CMS and join other states in disputing this through all available channels including the State and Federal Courts. The likelihood of an unfavorable outcome is uncertain.
The CMS conducted an onsite visit of the Pueblo Regional Center (PRC) and sent HCPF a report of its findings and requested a development of corrective action plan. CMS claimed that HCPF violated federal administrative requirements regarding administration of the Medicaid Home and Community Based Services waiver program for developmentally disabled for approximately 60 individuals. CMS alleged violations of federal rules that involve the provision of services to those individuals between November 1, 2014 and November 2015 and seeks disallowance of payments to HCPF for services provided at PRC. HCPF submitted its proposed corrective action plan on September 26, 2016. HCPF has submitted responses to additional follow-up questions from CMS in March and August 2017. HCPF continues to work to fully respond and implement the CAPs requirements. As of September 13, 2017, HCPF continues to wait for feedback from CMS as to the scope of its determination of non-compliance. HCPF has filed a federal administrative appeal with the Department of Health and Human Services to dispute the scope of the CAP and any proposed remedial sanctions, but that matter is stayed to allow the parties to attempt to negotiate a resolution. The likelihood of an unfavorable outcome is uncertain. There is a possibility that the losses could reach greater than $5 million.
Two suits were filed in U.S. District Court against HCPF and the Department of Corrections (DOC) in which the plaintiffs seek to expand the coverage of Direct Antiviral Acting (DAA) drugs for treatment of Hepatitis C. One suit enjoins HCPF from implementing any policy or protocol that denies access to DAA drugs to any Medicaid beneficiary who is infected with Hepatitis C; HCPF estimates that it would cost $200 million to provide DAA drugs to all Medicaid recipients infected with Hepatitis C. The other suit enjoins DOC from delaying or denying this treatment for inmates needing treatment. DOC estimates a cost of $59.3 million for medications at issue. The original HCPF case was dismissed on February 17, 2017; however on April 13, 2017 a new case was filed by three new plaintiffs on essentially the same grounds, and this new case was further amended on May 9, 2017 to add a fourth plaintiff. Plaintiffs then filed a motion to certify it as a class action; that motion is fully briefed and pending before the court. HCPF will vigorously defend these claims. The DOC case was filed on July 19, 2017. The State filed a motion to dismiss and a motion to stay further litigation. DOC will vigorously defend the case while awaiting a ruling. The likelihood of an unfavorable outcome is uncertain for both cases.
The TABOR Foundation, a not-for-profit entity that is not part of State government, has filed suit in Denver District Court against HCPF alleging that the hospital provider fee is a tax, not a fee, and therefore requires a vote of the people. The plaintiff challenges the fee imposed in Fiscal Years 2011, 2012 and 2013, and seeks a refund of all revenue collected, kept, or spent unconstitutionally, plus interest. Approximately $5.4 billion has been collected in fees through Fiscal Year 2017. The Complaint was filed on June 26, 2015. HCPF filed a motion to dismiss arguing that the hospital provider fee is a fee and not a tax. The Motion was fully briefed and pending before the District Court for 20 months when plaintiffs filed an Amended Complaint. Per the Court's order, on September 8, 2017, the State filed a supplement to the motion to dismiss adding grounds to dismiss the new claims in the Amended Complaint. The Colorado Hospital Association filed a motion to intervene in the case, which was granted on December 11, 2017. The plaintiff then filed a second Amended Complaint on December 19, 2017, adding the Colorado Union of Taxpayers Foundation and two individuals as plaintiffs, and alleging the fee violates TABOR in that it constitutes a change in tax policy resulting in a net tax revenue to the State. HCPF has objected to this and will continue to vigorously defend these claims. The State is unable to estimate the likelihood of an adverse outcome.
A suit was filed against the Colorado Department of Human Services where the plaintiff seeks $10.0 million in damages due to suffering life-long injuries from an assault in a Division of Youth Correction facility. A motion to dismiss has been briefed, and the State is awaiting the Court's decision. The Department of Human Services will vigorously defend claims. The State is unable to estimate the likelihood of an adverse outcome.
In January 2015, the United States Supreme Court issued its ruling in the case of The State of Kansas versus The States of Colorado and Nebraska claiming overuse of water supply available under the Republican River Compact. As a result of that ruling, The State of Nebraska was required to pay Kansas $5.5 million. The ruling also paved the way for state parties to come to agreement and finalize accounting of the available Republican River water supply and past uses by each state. Currently the accounting is finalized and both Nebraska and Kansas may consider asserting claims against Colorado for its documented overuse. Both states have indicated a strong interest in settling this past debt without litigation; nonetheless they have reserved the right to seek relief against Colorado if a settlement cannot be reached. No specific amount of damages has been determined; however they may exceed $5.0 million.
Two suits were filed by Heartland Biogas, LLC (Heartland) against The State of Colorado (Departments of Agriculture & Public Health and Environment) where the plaintiff seeks $100 million in damages in each case due to the voluntary closure of their biogas facility. In the first case the plaintiff alleges the State violated its due process and substantive due process rights. The Defendants filed a motion to dismiss. The Magistrate Judge recommended that the State Defendants' motion to dismiss be granted and that the claims against the State Defendants be dismissed with prejudice. The parties are awaiting the District Court Judges' review of the recommendation. The Defendants also filed a motion to dismiss the second case, where the plaintiff alleges the State is liable under a theory of estoppel and that the State's action constituted a regulatory taking. The State is unable to estimate the likelihood of an adverse outcome.
The National Federation of Independent Businesses (NFIB), has filed suit against the Colorado Secretary of State alleging that §§ 24-21-104 and 24-21-104.5, C.R.S. violate TABOR. These provisions allocate fees collected by the Secretary's Business and Licensing Division to a cash fund, and authorize appropriations from that cash fund to the Secretary's Elections Division and to counties to support election functions. NFIB seeks a refund of allegedly unconstitutionally collected registration fees, and the imposition of penalties, interest, fees, and costs in accordance with Colorado Constitution Article X, § 1. The complaint does not seek a precise monetary award; The State's estimate of exposure is approximately $20 million. The parties filed cross-motions for summary judgment in Denver District Court. After full briefing and oral argument, on November 3, 2015, the District Court granted summary judgment in the Secretary's favor. The Court did not decide whether the fees are taxes. NFIB has filed a timely appeal to the Colorado Court of Appeals, and the matter is now fully briefed.
In an unpublished decision, the Court of Appeals reversed the trial court's grant of summary judgment in favor of the Secretary and remanded the case for further factual development on the question of whether and to what extent the Secretary's fees have increased post-TABOR's enactment. The parties filed a joint petition for rehearing that was summarily denied, and then each party cross-petitioned for a writ of certiorari. The cross-petitions have been fully briefed and are pending before the Supreme Court. The Secretary will vigorously defend claims. The State is unable to estimate the likelihood of an adverse outcome.
There is a Notice of Claim (NOC) regarding potential claims against the Department of Public Health and Environment (CDPHE). The NOC contends the CDPHE is responsible for the death of a child who died while under the care of a licensed child care provider; compensatory damages in excess of $5 million are sought. To date, no lawsuit has been filed; should an action be filed, CDPHE will vigorously defend the action. The likelihood of an unfavorable outcome is uncertain.

APPENDIX D
ADDITIONAL INFORMATION ABOUT THE COMMONWEALTH OF KENTUCKY AND KENTUCKY OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the Commonwealth of Kentucky ("Kentucky" or the "Commonwealth"). The sources of payment for Kentucky municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the Commonwealth and certain of its municipalities and public authorities. This summary does not purport to be a complete description and is derived solely from information contained in publicly available documents, including the Commonwealth of Kentucky Quarterly Economic & Revenue Report Second Quarter Fiscal Year 2018, and other reports prepared by state government and budget officials and statements of issuers of Kentucky municipal obligations, as available on the date of this Statement of Additional Information. Any characterizations of fact, assessments of conditions, estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, such reports and are subject to risks and uncertainties that may cause actual results to differ materially. The Fund is not responsible for information contained in such reports and has not independently verified the accuracy, completeness or timeliness of information contained in such reports.  Such information is included herein without the express authority of any Kentucky issuer and is provided without regard to any events that have occurred since the date of the most recent publicly available report.

General

The Commonwealth of Kentucky, nicknamed the Bluegrass State, was the first state west of the Alleghenies to be settled by pioneers. Kentucky is bounded by the Ohio River to the north and the Mississippi River to the west, and is bordered by the States of Illinois, Indiana, Ohio, West Virginia, Tennessee, Missouri and the Commonwealth of Virginia.

The Kentucky economy has become a diversified, modern, international economy -- illustrated by the fact that Kentucky's manufacturing employment concentration as a percentage of non-farm employment is now higher than the national average, and recessionary employment declines in these sectors were more muted in Kentucky than the national equivalent. The Commonwealth's parks, horse breeding and racing industry, symbolized by the Kentucky Derby, play an important role in branding and expanding the tourism industry in the Commonwealth.

As indicated in the Commonwealth of Kentucky Quarterly Economic & Revenue Report Third Quarter Fiscal Year 2018 Kentucky was in line with the national economy in terms of personal income growth. Kentucky personal income grew 3.7 percent during the third quarter of Fiscal Year 2018, slightly ahead of national growth of 3.6 percent. The adjacent-quarter growth rate was 1.5 percent, marking only the fourth time since the end of the recession that the rate has grown 1.5 percent or higher in a quarter. Contributing components were both wages and salaries and supplements to wages and salaries, which grew 3.8 percent and 3.9 percent.

Kentucky non-farm employment rose by 0.9 percent in the third quarter of Fiscal Year 2018, a number that is historically very low for the state and in comparison to the nation as a whole. This marks the sixth consecutive quarter of growth below 1.0 percent. The fastest growing employment super sector in Kentucky in the third quarter was leisure and hospitality services employment, which grew 1.6 percent and represents a net 3,200 increase in jobs. The slowest growing sector in the third quarter was government employment, which includes federal, state, and local government employment and grew 0.0 percent.

Manufacturing employment, the fourth largest super sector in Kentucky, grew by 0.9 percent for the quarter. On an adjacent-quarter basis, manufacturing employment has declined in three of the last four quarters, with growth rates of -0.1, -0.3, -0.1 and 1.4 percent.

The third quarter of Fiscal Year 2018 marked the fifth consecutive quarter Kentucky has experienced growth in personal income. As a result of the economic tailwind, individual income and sales and use tax collections have gained benefit. The Commonwealth is poised to maintain a steady pace of growth in personal income at an estimated 4.4 percent to end Fiscal Year 2018, and 5.2 percent entering Fiscal Year 2019.

Debt Structure

Kentucky's indebtedness is classified as either appropriation supported debt or non-appropriation supported debt. Appropriation supported debt carries the name of Kentucky and is either (i) a general obligation of Kentucky or (ii) a revenue obligation of one of its debt-issuing agencies, which is subject to state appropriation for all or a portion of the debt service on the bonds. General obligation bonds pledge the full faith, credit and taxing power of Kentucky for the repayment of the debt. The Kentucky Constitution requires voter approval by general referendum prior to the issuance of general obligation bonds in amounts exceeding $500,000. Kentucky has not issued general obligation bonds since 1966 and has no general obligation bonds outstanding.

Project revenue notes and bonds are issued by various debt issuing authorities of Kentucky. The revenues produced by the projects funded by the debt are pledged as security for repayment of the debt. Project revenue debt is not a direct obligation of Kentucky. Project revenues are, in some cases, derived partially or solely from biennial appropriations of the Kentucky General Assembly. In other cases, the direct revenues generated from the funded project constitute the only source of payment.

Non-appropriation or moral obligation debt carries the name of Kentucky for the benefit and convenience of other entities or agencies within Kentucky. The bonds are special obligations of the issuer, secured and payable solely from the sources pledged for the payment thereof and do not constitute a debt, liability, obligation or a pledge of the faith and credit or taxing powers of Kentucky. The Kentucky General Assembly does not intend to appropriate any funds to fulfill the financial obligations represented by these types of bonds.

The payment of debt service by the state universities is enhanced by the requirement that, in the event of a default, the Secretary of the Kentucky Finance Cabinet must intercept any funds appropriated to the university but not yet disbursed and must use those funds to remedy the default.

Because the Kentucky Constitution requires the vote of a majority of the state's electorate to approve the issuance of state general obligation indebtedness and until 1998 required the vote of two-thirds of a municipality's electorate to approve the issuance of general obligation indebtedness by any city, county, or other municipality within the state, most Kentucky state and local government indebtedness had been issued not as general obligation indebtedness but as either debt payable only from revenues produced by the particular project or as indebtedness subject to biennial, in the case of the state, or annual, in the case of a local government, legislative appropriation for the payment of debt service. Such appropriation- backed indebtedness is customarily issued in the form of lease revenue bonds by a public authority or public holding company which uses the proceeds of the bonds to finance the particular public project and leases the project to the state or local government pursuant to a lease renewable each fiscal biennium (in the case of the state) or each fiscal year (in the case of a local government). Failure of the lessee government to renew the lease would terminate the lessee's obligation to make further rental payments and would leave the bondholders with recourse only against the property which was subject to the lease and any other security pledged for the payment of the bonds. An amendment to the state constitution approved by the electorate in 1994 authorized the Kentucky General Assembly to enact legislation permitting local governments (exclusive of school districts) to issue general obligation indebtedness without voter approval but subject to prescribed limitations on the maximum amount of indebtedness that may be incurred based on the assessed value of the taxable property within the municipality and such additional limitations and conditions as may be prescribed by statute. The Kentucky General Assembly enacted such enabling legislation in 1996 and the Kentucky courts issued a final judgment in 1998 upholding the validity of the constitutional amendment. Beginning in 1998, local governments (exclusive of school districts) in Kentucky began to issue general obligation indebtedness under the authority of the constitutional amendment and the enabling legislation, in addition to or instead of lease revenue bonds.

Neither Kentucky nor any of its agencies has ever defaulted in the payment of principal or interest on general obligation indebtedness or project revenue obligations.

Budgetary Process in the Commonwealth

General. The General Assembly is required by the Kentucky Constitution to adopt measures providing for the state's revenues and appropriations for each fiscal year. The Governor is required by law to submit a biennial State Budget (the "State Budget") to the General Assembly during the legislative session held in each even numbered year. State Budgets have generally been adopted by the General Assembly during those legislative sessions, which end in mid-April, to be effective upon the Governor's signature for appropriations commencing for a two year period beginning the following July 1.

In the absence of a legislatively enacted budget, the Supreme Court has ruled that the Governor has no authority to spend money from the state treasury except where there is a statutory, constitutional or federal mandate and the Commonwealth may be prevented from expending funds for certain state governmental functions, including the ability to pay principal of, premium, if any, and interest, when due, on obligations that are subject to appropriation.

Fiscal Year 2017

The Commonwealth's combined net position (governmental and business-type activities) totaled ($15.8) billion at the end of FY 17, as compared to ($14.6) billion at the end of the previous year.

The largest portion of the Commonwealth's net position, $23 billion, is net investment in capital assets (e.g. land, infrastructures, buildings and improvements and machinery and equipment), minus any related debt, which is still outstanding and used to acquire those assets. The Commonwealth uses these capital assets to provide services to its citizens; therefore, these assets are not available for future spending. The second largest portion of the Commonwealth's net position, totaling $1.5 billion, is restricted and represents resources that are subject to either external restrictions or legislative restrictions on how they may be used. The remaining balance is unrestricted net position. The unrestricted net position, if it has a positive value, could be used at the Commonwealth's discretion. However, the unrestricted balance is ($40.2) billion; therefore, funds are not available for discretionary purposes. A contributing factor to the negative balance is that liabilities are recognized on the government-wide statement of net position when the obligation is incurred. Accordingly, the Commonwealth recognizes long-term liabilities (such as general bonded debt, compensated absences, unfunded employer pension cost, and contingent liabilities-shown in Note 15 to the financial statements) on the statement of net position.

The Commonwealth received program revenues of $14.9 billion and general revenues (including transfers) of $12.3 billion for total revenues of $27.2 billion during FY 17. Expenses for the Commonwealth during FY 17 were $28.4 billion, which resulted in a total decrease of the Commonwealth's net position in the amount of $1.2 billion, net of contributions, transfers and special items.

The change in net position resulted in a decrease from the previous year. The decrease in net position of governmental activities was $1.45 billion or 9.6 percent. Approximately 47.8 percent of the governmental activities' total revenue came from taxes, while 43.7 percent resulted from grants and contributions (including federal aid). Overall, program revenues were insufficient to cover program expenses for governmental activities. Therefore, the net program expenses of these governmental activities were supported by general revenues, mainly taxes.

At June 30, 2017, the Commonwealth's governmental funds reported combined ending fund balances of $2.1 billion, a net decrease of $232.6 million in comparison with the prior year. $97 million is non-spendable and is comprised of inventories, notes receivables, cash with fiscal agents, and restricted cash that must remain intact. The $1.9 billion is restricted for certain purposes and is not available to fund current operations. The $91.2 million is considered unrestricted (committed, assigned, or unassigned). When the unrestricted balance is positive it is available for spending either at the government's discretion or upon legislative approval.

The General Fund balance at June 30, 2017, was $6.2 million. The balance reported reflects a decrease of $349 million from the previously reported amount, which represents an decrease of 98.3%. The major factor for the decrease in fund balance is an increase in expenditures of $880 million or 9.2%.

The General Fund balance is segregated into non-spendable and spendable amounts with the spendable amounts further segregated as restricted, committed, assigned, and unassigned. Inventory of $6.2 million represents the non-spendable amount. The unrestricted had a balance of $55 thousand, therefore is available for spending at the government's discretion or upon legislative approval.

The major special revenue funds experienced normal cyclical changes in revenues and expenditures. The revenues increased by $120.2 million from the previous year, a change of less than 1 percent. Expenditures increased by $247.5 million from the previous year, a change of 1.8 per cent. The Transportation Fund experienced a slight increase in revenues and a small decrease in expenditures, resulting in an increase in fund balance of $76.5 million.

The Commonwealth's bonded debt increased by $64.7 million to $6.6 billion, a 1.0% increase during the current fiscal year. The major factors in this increase is the issuance of new debt to advance refund debt outstanding to reduce future interest cost and the issuance of new debt to fund new projects authorized during fiscal year 2017. No general obligation bonds were authorized or outstanding at June 30, 2017.

Fiscal Year 2018

As reported by the Office of the State Budget Director, the May 2018 General Fund receipts decreased by 4.9 percent compared to the same month of the previous Fiscal Year. Total revenues for the month were $703.1 million, compared to $739.6 million during May 2017, a decrease of $36.5 million. The official Fiscal Year 2018 revenue estimate calls for 2.3 percent growth in revenues. Based on May's receipts, General Fund revenues can fall 7.6 percent in the final month of the fiscal year and meet the official estimate. Compared to last year, Road Fund receipts decreased 2.3 percent in May 2018 to $135.6 million. The official Road Fund revenue estimate calls for revenues to decline 0.3 percent for the fiscal year. Based on year-to-date tax collections, revenues can fall 2.5 percent in the final month of the fiscal year to hit the official forecast.

Consensus Forecasting Group; Official Revenue Forecasts

The Consensus Forecasting Group ("CFG"), in conjunction with the Office of the State Budget Director ("OSBD"), is statutorily charged with the responsibility of developing budget planning reports, preliminary revenue estimates, and official revenue estimates for each branch of government and the General and Road funds, pursuant to KRS 48.120 and KRS 48.115. The CFG is staffed by the Legislative Research Commission ("LRC") but receives econometric and modeling support from the Governor's Office for Economic Analysis, an organizational unit of the OSBD. Members of the CFG are jointly selected by the State Budget Director and the LRC.

Subject to modification by the General Assembly, appropriations made in the branch budget bills enacted for each branch of government shall be based upon the official revenue estimates presented to the General Assembly by the OSBD in conjunction with the CFG. The enacted estimates shall become the official revenue estimates of the Commonwealth upon the branch budget bills becoming law, and shall remain the official revenue estimates of the Commonwealth until revised by the CFG, as provided in KRS 48.115(2).

The revised CFG official revenue estimate for the Phase 1 Tobacco Master Settlement Agreement payments is $114.6 million for Fiscal Year 2018. The CFG official revenue estimate as adopted for the Phase 1 Tobacco Master Settlement Agreement payments is $119.5 million in Fiscal Year 2019 and $118.1 million in Fiscal Year 2020.

Investment Policy

The Commonwealth's investments are governed by KRS 42.500 et seq. and KAR Title 200 Chapter 14. The State Investment Commission ("SIC"), comprised of the Governor, the Treasurer, Secretary of the Finance and Administration Cabinet and two gubernatorial appointees from the Kentucky Banker's Association and Bluegrass Community Bankers Association, is charged with the oversight of the Commonwealth's investment activities. The Commission is required to meet at least quarterly, and delegates day-to-day investment management to the Office of Financial Management. OFM engaged PFM Asset Management LLC ("PFM") to conduct an evaluation of existing statutes and regulations, general investment functions, and portfolio performance benchmarks reporting and suggested best practices. PFM has made its recommendations to OFM and the SIC, and most recommendations have been implemented.

On May 31, 2018, the Commonwealth's operating portfolio was approximately $3.861 billion in cash and securities. The composition of investments was as follows: U.S. Treasury securities (30.7%); securities issued by agencies and instrumentalities of the United States Government (22.8%); mortgage-backed securities and collateralized mortgage obligations (6.5%); repurchase agreements collateralized by the aforementioned (14.0%); municipal securities (0.0%); and corporate and asset-backed securities, including money market securities (26.0%). The portfolio had a current yield of 1.06% and an effective duration of 0.44 years.

The Commonwealth's investments are currently categorized into three investment pools; the Short Term, Limited Term, and the Intermediate Term Pools. The purpose of these pools is to provide economies of scale that enhance yield, ease administration and increase accountability and control. The Short Term Pool consists primarily of the General Fund and related accounts. The Limited Term Pool is a money market like pool which focuses on principal protection for certain agency funds. The Intermediate Term Pool represents a combination of Agency Fund investments, state held component unit funds, fiduciary funds held for the benefit of others, and also bond proceeds for capital construction projects, held until spent for their intended purpose. Bond proceeds were previously invested separately until July 2010 when they were added into the Intermediate Term Pool to provide additional economies of scale. The Commonwealth engages in selective derivative transactions. These transactions are entered into only with an abundance of caution and for specific hedge applications to minimize yield volatility in the portfolio. The SIC expressly prohibits the use of margin or other leveraging techniques. The Commonwealth executes a variety of transactions which may be considered derivative transactions, which include: the securities lending program, over the counter treasury options, interest rate swaps, mortgage—backed securities, collateralized mortgage obligations and asset—backed securities.

The Commonwealth has had a securities lending program since the mid-1980s. The Commonwealth is able to enter into either a principal relationship or an agent relationship. In a principal relationship the Commonwealth reverses its treasury and agency securities in exchange for 102 percent of "Eligible Collateral," marked to market daily. "Eligible Collateral" is defined as securities authorized for purchase pursuant to KRS 42.500. In an agent program the agent, Deutsche Bank, lends the Commonwealth's treasuries and agencies, takes the cash received from the loan and invests it in Eligible Collateral authorized for purchase pursuant to KRS 42.500. The income generated by these transactions is split between the agent and the Commonwealth.

KAR Title 200 Chapter 14 provides, among other things that: corporate securities, inclusive of Commercial Paper, Banker's Acceptances and Certificates of Deposit are limited to $25 million per issuer and a stated final maturity of five years or less. Money market securities rated Al P1 or higher are limited to 20 percent of the investment pools. Asset-Backed Securities ("ABS") are limited to 20 percent of the investment pools. Mortgage-Backed Securities ("MBS") and Collateralized Mortgage Obligations ("CMO") are also limited to a maximum of 25 percent of the investment pools. ABS, MBS and CMO must have a weighted average life of four years or less at time of purchase. Changes have been proposed for these regulations which generally would tighten the securities eligible for purchase while allowing a larger position in certain of those security types.

Economic Conditions and Outlook

National Economy

The temporary impact and disruption inflicted by hurricanes Harvey, Irma, and Maria must be considered relative to the strong momentum the national economy was experiencing prior to the storms. The most recent revisions to real GDP showed the economy growing at a 3.1 percent annual rate in the second quarter of the 2018 fiscal year, with the impact from the hurricanes revised down to slightly less than 0.5 percentage points from the previous estimate of about 1.25 percent reduction in national output due to the storms. In turn suggesting if it were not for the disruptions stemming from the hurricanes, third-quarter GDP growth could have registered 3.5 percent, following the 3.1 percent growth in the second quarter. To date, the advanced estimate of third quarter GDP growth provided by the Bureau of Economic Analysis' is a solid 3.0 percent annual rate, followed by 2.6 percent in the fourth quarter and 2.3 percent in the first quarter of 2018.

The continued expansion of the national economy will be fueled by growth in consumer spending. Household wealth continues to improve, as real income, home prices, and gains in employment continue their upward trends. Real consumption expenditures are forecasted to increase at an average annual rate of 2.6% over the remainder of fiscal year 2018.

Despite the increases in household wealth and the continuing decline in unemployment, broad measures of inflation, such as the Personal Consumption Expenditures (PCE), continue to be measured at lower rates than the two percent (2.0%) target of the Federal Reserve. The continued modest increase in inflation will likely concern Federal Reserve members, as they consider whether additional increases in interest rates are warranted in December. The Federal Reserve must balance the low current measures of inflation with the increases being observed in the labor market. The Employment Cost Index has increased 0.7% in the most recent calendar quarter and has risen 2.5% over the last year. Increases in wages and salaries and a sharp increase in businesses reporting "hard-to-fill" job openings provide evidence of an ever-tightening labor market. The current unemployment rate is below the Federal Reserve and the Congressional Budget Office's estimates of full employment, and further labor cost increases and pressure on profitability are likely to continue. In addition to raising the benchmark interest rate, the Federal Reserve is expected to continue to shrink the $4.5 trillion balance sheet of bonds purchased by the Federal Reserve since the beginning of the Great Recession. The Federal Reserve made the purchases through three rounds of emergency asset purchases of Treasury bonds and mortgage backed securities intended to stimulate the economy. The selling of these assets, coupled with the expected shift for the U.S. Treasury to issue more short-term Treasury bills, will add to an increase in short-term interest rates in the remainder of fiscal year 2018.

Kentucky Economy
The Commonwealth entered the first quarter of fiscal year 2018 on a positive note, continuing its recent run of employment gains. Personal incomes of Kentuckians grew 3.0 percent during the first quarter of fiscal year 2018, slightly outperforming the national increase of 2.9 percent. Kentuckian's wages and salaries showed yet more contrast between the national averages with growth of 3.9 percent in the first quarter versus 2.6 percent for the US, respectively. Over the next three quarters, Kentucky personal income is forecasted to increase by 4.3 percent, while Kentuckians wages and salaries are projected to maintain a robust pace of growth at an estimated 5.1 percent over the same horizon. Sustained growth patterns in personal income is certainly a bright spot for the Commonwealth's economic outlook.
As a result, the continued pattern of employment gain should sustain the rate of revenue collected for the General Fund providing a certain degree of benefit to Kentucky's economy. Thus far, the General Fund has grown at a rate of 2.9 percent for the first quarter of the 2018 fiscal year. In spite of favorable conditions derived from forward-looking indicators, Office of the State Budget Director will continue to err on the side of caution due to uncertain economic conditions on the national level and the implications that could occur on the state level.
Kentucky employment is projected to grow in 10 of the 11 super-sector groups over the course of the next three quarters, providing plausible growth assumptions for income and employment prospects. Of all the sectors, service-providing employment as a whole is on target to have the greatest employment gain, specifically within the business services employment, which is projected to grow at a relatively brisk pace of 3.4 percent for the full year of fiscal year 2018. In addition, the service sector information employment is anticipated to grow at a swift rate of 3.2 percent over the same period. It is not uncommon for employment in one service super-sector to replace lost employment in another service super-sector as industries realign themselves based on market demands. However, the current forecast does not indicate such a displacement as key service super-sectors are expected to rise uniformly. Following the trend of preceding quarters, construction continues to be a bright spot in the Kentucky employment outlook. The full year of fiscal year 2018 projects steady growth of 4.2 percent in construction employment.
Despite the recent turnaround in coal severance tax collections from negative to positive growth, the mining industry remains a persistent weak spot in Kentucky's economy. Coal severance year-to-date tax collections are up 5.9 percent for the first quarter of fiscal year 2018. However, overall tax collections declined for the fifth consecutive year reaching an all-time low of $100.5 million in fiscal year 2017. On a year-to-year basis, Eastern and Western Kentucky coalmine employment continues to decrease at a steady pace. An additional sector of employment that continues to project weak growth for the remainder of the fiscal year is the government sector; flat to slightly negative growth of 0.01 percent is projected for the full 2018 fiscal year. Stagnate growth seen within the government sector comes as no surprise with the ongoing uncertainty of the State's budget as well as anticipated changes on the Federal and State level.
Long-Term Financial Planning
Debt financing of the Commonwealth is classified as either appropriation supported debt or non-appropriation supported debt. Appropriation supported debt carries the name of the Commonwealth and is either a general obligation of the state or a lease revenue obligation of an issuing agency created by the Kentucky General Assembly to finance various projects subject to state appropriation for all or a portion of the debt service on the bonds. Non-appropriation or moral obligation debt carries the name of the Commonwealth for the benefit and convenience of other entities within the state. This type of indebtedness is a special obligation of the issuer, secured and payable solely from the sources pledged for the payment thereof and does not constitute a debt, liability, obligation, or pledge of the faith and credit of the Commonwealth.
Major Initiatives
Fiscal year 2017 was the second fiscal year of the Commonwealth's 2016-18 biennial budget period. The Commonwealth of Kentucky is one of three states that enact a biennial budget in an even-numbered year; meaning that the fiscal year 2017 and fiscal year 2018 budgets were enacted in the 2016 Regular Session of the Kentucky General Assembly. General Fund revenue fell short of the enacted estimate by 1.3 percent in fiscal year 2017, which was $138.5 million below the budgeted estimate. This revenue shortfall required a combination of General Fund reductions and transfers of excess Restricted Funds to close the fiscal year. Road Fund revenues exceeded the official estimate by 3.5 percent. The combination of excess revenues and other spending lapses resulted in a Road Fund surplus of $57.2 million. In fiscal year 2016, General Fund spending increased by 8.2 percent, and Road Fund spending decreased by 11.9 percent.
The General Fund's 8.2 percent spending growth was focused in the three areas: Medicaid (65 percent of the spending growth), criminal justice (25 percent of the spending growth), and elementary and secondary education (10 percent of the spending growth). Outside those areas, most other areas of spending declined for the ninth consecutive fiscal year. Some areas of the government have incurred up to 46.8 percent in General Fund budget reductions since fiscal year 2008.
Fiscal year 2017 marked the third year after 2014 when changes were made to pension benefits provided by the Kentucky Employees Retirement System. The actuarially defined contribution was fully funded, along with an additional $98.2 million to reduce the unfunded liability. The actuarially defined contribution for the Teachers' Retirement System was funded at 95%. In spite of the additional funding provided in fiscal year 2017, the status of the pension plans has continued to deteriorate.
To address this crisis, the Commonwealth began consideration of additional pension reforms. Consultants began their work on a Pension Performance and Best Practices Analysis.
In an effort to control costs in fiscal year 2017, the Commonwealth continued the implementation of managed care in the Medicaid program. The dramatic increases in Medicaid costs required significant fiscal year spending reductions in other areas of government. To further address the cost issues, the

Commonwealth initiated a process to obtain federal approval of modifications of selected federally mandated components of Medicaid. The modification requests are focused on the recently expanded Medicaid population, that is, those with income between 100% and 138% of the federal defined poverty level. The Commonwealth also initiated negotiations to achieve savings in the financial arrangements with managed care service providers.
Other policy initiatives initiated during the last six months of fiscal year 2017 included reduced spending in many areas of government, implementation of $100 million workforce development grants for capital projects, increased funding for student education assistance, the "Cut the Red Tape" regulatory reform initiative, passing legislation to implement the recommendations of the Kentucky Council on Criminal Justice Reform, passing legislation that clarifies the rules for the Commonwealth to enter into financial arrangements with private businesses (Public Private Partnerships), and establishing performance funding requirements for the Commonwealths nine Postsecondary institutions.
The Commonwealth's capital program for the 2016-2018 biennial period included $1.25 billion in bond-funded projects. That amount is about the average for the previous eight biennial budgets. Capital expenditures during fiscal year 2017 were about $772 million from all fund sources, down from $825 million in the previous fiscal year. Those figures exclude capital expenditures on roads and bridges that are separate from the capital budget. About half of the $1.25 million of new debt authorized in the 2016-2018 biennial period is General Fund supported, and the rest is Agency Fund supported. The Commonwealth's public postsecondary institutions share of newly authorized debt was approximately 50%, consisting entirely of Agency Fund supported bonds. State support of local K-12 school construction projects and a pool of funds to finance capital investments in education and workforce training facilities across the state made up 68 percent of the General Fund supported bond projects. About 14 percent of the General Fund supported bond projects focused on routine maintenance and renovation projects for various Executive Branch agencies.
Financial Highlights – Primary Government
Government-Wide Highlights
The liabilities and deferred inflows of the Commonwealth's governmental activities exceeded its assets and deferred outflows at fiscal year ending June 30, 2017, by $16.5 billion, a decrease in net position of $1.5 billion related to current year activity. Assets of the Commonwealth's business-type activities exceeded liabilities by $749.6 million, an increase in net position of $277.1 million related to current year activity. Total net position decreased by $1.2 billion to ($15.8) billion.
The assets of component units exceeded liabilities at fiscal year ending June 30, 2017, by $9.2 billion, an increase of $664 million related to current year activity.
This negative net position of the governmental activities occurred when the Commonwealth adopted Governmental Accounting Standards Board (GASB) Statement No. 68 and No. 71 (GASB 68 and 71), Accounting and Financial Reporting for Pensions the provisions of which require the Commonwealth, as a participating employer in the Kentucky Employees Retirement System, the State Police Retirement System, the Teachers Retirement System, the Judicial Retirement Plan and the Legislators' Retirement Plan (the Plans), to reflect in the Statement of Net Position its proportionate share of the net pension liability of the Plans. The adoption of this pronouncement resulted in a decrease of $24.6 billion in the Commonwealth's beginning net position on the 2015 Financial Statements. The pension systems will continue to be under funded over the next several years until the Commonwealth's current and future plans to better fund these systems gradually reduce this liability.

Fund Highlights
As of the close of FY 17, the Commonwealth's governmental funds reported combined ending fund balances of $2.1 billion, a net decrease of $233 million in comparison with the prior year. Approximately 90.99 percent or $1.9 billion of the ending fund balance is restricted. There is unrestricted (committed, assigned, or unassigned) fund balance of $91.2 million available for spending either at the government's discretion or upon legislative approval.
Enterprise funds reported net position of $749.6 million, of which $850 million was restricted or invested in capital assets and the balance of ($100.4) million was unrestricted.
Long-Term Debt
The Commonwealth's total long-term debt obligations (bonds and notes payable) decreased by $153 million to $7.76 billion during the current fiscal year.
Government-Wide Financial Analysis
Net Position
Net position may serve as a useful indicator of a government's financial position. The Commonwealth's combined net position (governmental and business-type activities) totaled ($15.8) billion at the end of FY 17, as compared to ($14.6) billion at the end of the previous year.
The largest portion of the Commonwealth's net position, $23 billion, is net investment in capital assets (e.g. land, infrastructures, buildings and improvements and machinery and equipment), minus any related debt, which is still outstanding and used to acquire those assets. The Commonwealth uses these capital assets to provide services to its citizens; therefore, these assets are not available for future spending.
The second largest portion of the Commonwealth's net position, totaling $1.5 billion, is restricted and represents resources that are subject to either external restrictions or legislative restrictions on how they may be used. The remaining balance is unrestricted net position. The unrestricted net position, if they have a positive value, could be used at the Commonwealth's discretion. However, the unrestricted balance is ($40.2) billion; therefore, funds are not available for discretionary purposes. A contributing factor to the negative balance is that liabilities are recognized on the government-wide statement of net position when the obligation is incurred. Accordingly, the Commonwealth recognizes long-term liabilities (such as general bonded debt, compensated absences, unfunded employer pension cost, and contingent liabilities) on the statement of net position.
Changes in Net Position
The Commonwealth received program revenues of $14.9 billion and general revenues (including transfers) of $12.3 billion for total revenues of $27.2 billion during FY 17. Expenses for the Commonwealth during FY 17 were $28.4 billion, which resulted in a total decrease of the Commonwealth's net position in the amount of $1.2 billion, net of contributions, transfers and special items.
Governmental Activities:
During the fiscal year, the change in net position resulted in a decrease from the previous year. The decrease in net position of governmental activities was $1.45 billion or 9.6 percent. Approximately 47.8 percent of the governmental activities' total revenue came from taxes, while 43.7 percent resulted from grants and contributions (including federal aid). Overall, program revenues were insufficient to cover program expenses for governmental activities. Therefore, the net program expenses of these governmental activities were supported by general revenues, mainly taxes.
Business-Type Activities:
The business-type activities increased the Commonwealth's net position by $276.6 million. Program revenues generated by the operations of the State Parks and the Kentucky Horse Park were not sufficient to cover program expenses. General revenues were needed to support expenses of these programs. Program revenues generated by the operations of the Kentucky Public Employees Health Plan, Insurance Administration and Unemployment Compensation were sufficient to cover program expenses.
Overall Analysis
Financial highlights for the State as a whole during fiscal year ended June 30, 2017, include the following:
•
The liabilities of the State's governmental activities now exceed assets (net position) at the close of the fiscal year. Liabilities exceeded assets by $16.5 billion and the State's business-type activities now have assets that exceed liabilities (net position) by $750 million.

•
The State's total net position decreased during the year by $1.17 million. Net position of governmental activities decreased by $1.45 billion, while net position of business-type activities increased by $276.6.

•	The net position of the governmental activities continues to be a negative because of the implementation of GASB 68 and 71 and the subsequent restatement of the fiscal year 2015 financial statements.
Financial Analysis of the Commonwealth's Individual Funds
At June 30, 2017, the Commonwealth's governmental funds reported combined ending fund balances of $2.1 billion, a net decrease of $232.6 million in comparison with the prior year. $97 million is non-spendable and is comprised of inventories, notes receivables, cash with fiscal agents, and restricted cash that must remain intact. The $1.9 billion is restricted for certain purposes and is not available to fund current operations. The $91.2 million is considered unrestricted (committed, assigned, or unassigned). When the unrestricted balance is positive it is available for spending either at the government's discretion or upon legislative approval.
General Fund
The General Fund is the primary operating fund of the Commonwealth. The fund balance at June 30, 2017, was $6.2 million. The balance reported reflects a decrease of $349 million from the previously reported amount, which represents an decrease of 98.3%. The major factor for the decrease in fund balance is an increase in expenditures of $880 million or 9.2%.
The fund balance is segregated into non-spendable and spendable amounts with the spendable amounts further segregated as restricted, committed, assigned, and unassigned. Inventory of $6.2 million represents the non-spendable amount. The unrestricted had a balance of $55 thousand, therefore is available for spending at the government's discretion or upon legislative approval.

Major Special Revenue Funds
The major special revenue funds experienced normal cyclical changes in revenues and expenditures. The revenues increased by $120.2 million from the previous year, a change of less than 1 percent. Expenditures increased by $247.5 million from the previous year, a change of 1.8 per cent. The Transportation Fund experienced a slight increase in revenues and a small decrease in expenditures, resulting in an increase in fund balance of $76.5 million.
Proprietary Funds - The Commonwealth's proprietary funds reported net position of $624 million, which included $749.6 million in the enterprise funds and ($125.6) million in the internal service funds. This is a total increase in net position of $257.2 million from the previous year. This change in net position involved mainly from one fund, the Unemployment Compensation Fund which had an increase of $193 million for the 2017 fiscal year. This change is not unusual because it is consistent with changes in net positions from previous years.
General Fund Budgetary Highlights
During the year, as the national and state economy began to improve, the official revenue forecast for the General Fund was increased. The General Fund revenues, for the year, were more than the final budgetary estimates by approximately $51 million. Actual expenditures for the year were approximately $361.9 million less than the final budgeted amount.
Capital Asset and Debt Administration
Capital Assets - The Commonwealth's investment in capital assets for its governmental and business-type activities as of June 30, 2017, amounts to $26.4 billion, with accumulated depreciation of $1.5 billion, leaving a net book value of $24.9 billion. This investment in capital assets includes land, improvements, buildings, equipment, and construction in progress, infrastructure and intangibles. Infrastructure assets are normally immovable and of value only to the Commonwealth, such as roads, bridges, streets and sidewalks, drainage systems, lighting systems, and similar items.
The total increase in the Commonwealth's investment in capital assets for the current fiscal year was about 1.9 percent in terms of net book value. However, actual expenditures to purchase or construct capital assets were $745.3 million for the year. Most of this amount was used to construct or reconstruction roads and bridges. Depreciation charges for the year totaled $110.3 million.
Infrastructure Assets – The Commonwealth has elected to utilize the "Modified Approach" as it relates to guidelines set forth in the GASB (Government Accounting Standards Board) Statement Number 34. Under this alternative method the Commonwealth expenses certain maintenance and preservation costs and does not report depreciation expense. Assets accounted for under the modified approach include nearly 63,753 lane miles of roads and approximately 8,928 bridges that the Commonwealth has responsibility for maintaining.
•	There have been no significant changes in the condition level of infrastructure assets.
•	The asset condition level established by the Commonwealth has approximately been met and exceeded for the past eight years.
Debt Administration - The Office of Financial Management as established in KRS 42.4201, is responsible for the oversight of the Commonwealth's debt. The Office develops a long-term debt plan including criteria for the issuance of debt and an evaluation of the total state debt to be incurred. Debt is issued through the State Property and Buildings Commission and the Kentucky Asset/Liability Commission.
The Commonwealth of Kentucky's bonded debt increased by $64.7 million to $6.6 billion, a 1.0% increase during the current fiscal year. The major factors in this increase is the issuance of new debt to advance refund debt outstanding to reduce future interest cost and the issuance of new debt to fund new projects authorized during fiscal year 2017. No general obligation bonds were authorized or outstanding at June 30, 2017.
Additional Information About the Kentucky Economy
General Fund receipts in the third quarter of FY18 totaled $2,490.5 million compared to $2,364.5 million in the third quarter of FY17, an increase of $125.9 million or 5.3 percent. Receipts have now grown 3.8 percent for the first nine months of FY18. Growth rates for the first three quarters of the fiscal year, receipts were 2.9, 3.2 and 5.3 percent. The official revenue estimate, approved by the Consensus Forecasting Group in December 2017, calls for 2.3 percent revenue growth for the fiscal year. To meet the estimate, receipts can decline 1.6 percent over the last three months of FY18.
Road Fund revenue fell 1.7 percent in the third quarter of FY18. Receipts totaled $370.1 million compared to the $376.5 million received in the third quarter of the last fiscal year. Through the first nine months of FY18, receipts have decreased 0.8 percent. Growth rates for the first three quarters of the fiscal year were -0.5, -0.3 and -1.7 percent, respectively. The official Road Fund revenue estimate calls for revenues to decline 0.3 percent for the fiscal year. Based on year-to-date tax collections, revenues must grow 1.2 percent for the remainder of FY18 to meet the estimate.
Real GDP grew by 2.6 percent in the third quarter of FY18. This is the second consecutive quarter of growth at 2.5 percent or higher. Real consumption, real investment, and real exports lead the real GDP growth with growth rates of 2.8 percent, 5.3 percent and 3.5 percent, respectively. US personal income grew by 3.6 percent in the third quarter of FY18. This is the fifth consecutive quarter of solid adjacent-quarter growth.
Kentucky personal income grew by 3.7 percent in the third quarter of FY18 and grew by 1.5 percent on an adjacent-quarter basis. This is just the seventh time since the end of the recession that adjacent-quarter growth has reached 1.5 percent or higher. Wages and salaries income and supplements to wages and salaries income grew strongly in the third quarter, growing 3.8 and 3.9 percent, respectively. Kentucky employment growth continues to be very weak, growing only 0.9 percent in the third quarter.
As we enter the fourth quarter of the 2018 fiscal year, the economy is primed for acceleration in the coming fiscal quarters, as fiscal stimulus from the Tax Cuts and Jobs Act (TCJA) provisions are combined with the increased federal spending afforded by the Bipartisan Budget Act of 2018. Despite the recent volatility, real GDP is expected to strengthen in the final quarter of the fiscal year by 2.7 percent. The gains are expected to be driven by consumer spending, which has been encouraged by record household net worth and continued gains in employment and after-tax income.
Shifting focus towards Kentucky's Economic Outlook for the final quarter of FY18 and first two quarters of FY19, the Commonwealth is poised to maintain a steady pace of growth for personal income at an estimated 4.4 percent to end FY18, and 5.2 percent entering FY19. Kentuckians' wages and salaries projection have a similar outlook, reflecting steady growth of 4.7 percent in the fourth quarter of FY18. Interim projections call for continued growth of 5.3 percent into the first two quarters of FY19.

The Kentucky employment picture, while generally positive, remains weak compared to other recovery periods. Total non-farm payroll employment is anticipated to edge up 24,000 by June and an additional 10,200 by December to end the second quarter of FY19.
General Fund growth in the final quarter of FY18 is projected to be 2.3 percent compared to the final quarter of FY17. Growth in the first three quarters of FY18 was 3.8 percent. Revenues for the entire FY18 are predicted to be $10,829.1 million for growth of 3.4 percent. Collections at the forecasted levels would compare favorably to the FY18 official revenue estimate of $10,718.4 million, leading to revenues in excess of the official estimate of $110.7 million. The largest single revenue source that is expected to outperform the official estimate is the individual income tax, with a projected excess of $71.1 million. Revenue growth in the whole
General Fund in the first half of FY19 is forecasted to soften somewhat to a pace of 1.7 percent.
Road Fund revenues are expected to decline slightly in the fourth quarter of FY18, extending their run of quarterly decreases. Should revenues fall in the fourth quarter, it would be the first time since FY10 in which receipts fell in all four quarters of a fiscal year. Road Fund revenues have historically experienced steady, solid growth. For perspective, Road Fund revenues declined in only seven of the past 36 years. Growth rates for the first three quarters of FY18 have been -0.5, -0.3, and -1.7 percent, respectively.
Revenue Receipts - Third Quarter, 2018 Fiscal Year

General Fund.General Fund receipts in the third quarter of FY18 totaled $2,490.5 million compared to $2,364.5 million in the third quarter of FY17, an increase of $125.9 million or 5.3 percent. Receipts have now grown 3.8 percent for the first nine months of FY18. Growth rates for the first three quarters of the fiscal year, receipts have been 2.9, 3.2 and 5.3 percent. The official revenue estimate, approved by the CFG in December 2017, calls for 2.3 percent revenue growth for FY18. To meet the estimate, receipts can decline 1.6 percent over the last three months of FY18.
Third quarter gains were primarily driven by individual, sales and use, corporation, and lottery, taxes.
Individual income tax posted receipts of $1,027.7 million, compared to last year's third quarter receipts of $944.0 million. The resulting growth rate was 8.9 percent more than the third quarter of FY17. Both declarations and withholding payments increased as compared to the same period last year. Income tax refund payments were slightly delayed in 2018 due to the Department of Revenue's enhanced fraud detection initiative. This program ensures that only legitimate refund claims are paid and typically influences receipts during tax filing season from February through April. Overall collections in the individual income tax have grown 5.2 percent through the first nine months of FY18.
Total sales and use tax receipts for the quarter were $859.9 million compared to $818.7 million in the third quarter of FY17. The $41.2 million difference translates to an increase of 5.0 percent. Receipts have now grown 3.5 percent for the first nine months of FY18.
Property tax receipts were $1.8 million, or 1.3 percent less than the third quarter of FY17. Collections of $136.3 million compare to $138.1 million received in the third quarter of FY17. Property tax collections have grown 3.7 percent through the first nine months of FY18, right on track with expectations.
Corporation income tax grew 43.5 percent, or $11.5 million, during the third quarter of FY18. Receipts totaled $37.8 million compared to the $26.3 million received a year earlier. For the year, collections have increased 5.1 percent.

Coal severance tax receipts continued to decline in the third quarter with receipts down 18.5 percent. Collections of $22.3 million compared to the FY17 third quarter total of $27.3 million. Tax receipts have declined 10.9 percent through the first nine months of the fiscal year.
Cigarette taxes receipts were $49.4 million, 4.2 percent less than collected in the third quarter of FY17. Year-to-date cigarette tax receipts have declined 4.7 percent.
The limited liability entity tax (LLET) endured a $15.9 million decrease in the third quarter of FY18 when compared to the third quarter of FY17. Collections of $35.3 million compares to the $51.2 million received in the third quarter of FY17.
Lottery dividends posted an increase of 2.6 percent, or $1.5 million, during the third quarter of FY18. Receipts totaled $59.5 million and compare to revenues of $58.0 million received a year earlier.
The "Other" category, which represents the remaining accounts of the General Fund, increased 5.2 percent in the third quarter. Third quarter receipts for FY18 were $262.2 million and compare to $249.3 million in FY17.
Seventy-four percent of General Fund revenues were collected in the areas of the individual income and sales taxes. The next largest source of revenue was the "Other" account at 11 percent. The major components in this category include insurance premium, bank franchise, telecommunications, beer wholesale taxes and inheritance taxes. Property tax accounted for five percent. The lottery, corporation income and cigarette taxes accounted for two percent each. Finally, LLET and coal taxes accounted for one percent each.
Road Fund. Road Fund revenue fell 1.7 percent in the third quarter of FY18. Receipts totaled $370.1 million compared to the $376.5 million received in the third quarter of the last fiscal year. Through the first nine months of FY18, receipts have decreased 0.8 percent. Growth rates for the first three quarters are -0.5, -0.3 and -1.7 percent, respectively. The official Road Fund revenue estimate calls for revenues to decline 0.3 percent for the fiscal year. Based on year-to-date tax collections, revenues must grow 1.2 percent for the remainder of FY18 to meet the estimate.
Motor fuels tax receipts increased 2.6 percent during the third quarter of FY18. Receipts were $180.8 million and compare to $176.2 million collected during the third quarter of last year. Through the first nine months of FY18, motor fuels grew 0.5 percent. Since the tax rate on motor fuels has been the same over both time periods, the increase in motor fuels taxes is solely attributable to an increase in gallons of gasoline or special fuels (like diesel).
Motor vehicle usage tax receipts fell 4.7 percent, or $6.1 million, during the third quarter. Receipts were $123.1 million compared to $129.1 million collected during the same period last year. Through the first nine months of FY18, motor vehicle usage tax decreased 2.5 percent.
Motor vehicle license tax receipts decreased 12.9 percent during the third quarter of FY18. Receipts of $32.2 million compare to $36.9 million received during the third quarter of FY17.
Motor vehicle operators' license fees totaled $4.0 million, a 3.1 percent increase compared to the level observed a year ago.

Weight distance tax receipts of $20.2 million represent a 2.4 percent decrease compared to receipts collected during the third quarter of FY17. The weight distance tax is a good proxy for goods in transit over Kentucky highways.
Income on investment receipts totaled $0.6 million, a 22.8 percent decrease compared to the level observed a year ago.
The remainder of the accounts in the Road Fund combined for an increase of 5.1 percent. Receipts for the "Other" category totaled $9.3 million during the third quarter, compared to $8.8 million in the third quarter of FY17.
Motor fuels taxes and the motor vehicle usage tax accounted for 86 percent of Road Fund revenues in the third quarter. The next-largest sources of revenue were the motor vehicle license tax with nine percent followed by weight distance with five percent. The "Other" category accounted for three percent, while motor vehicle operators' license fees comprised one percent. Income on investment accounted for a negligible amount of total Road Fund receipts.
National Economy - Third Quarter, 2018 Fiscal Year

Real gross domestic product (real GDP) grew by 2.6 percent in the third quarter of FY18. This is the second consecutive quarter of growth at 2.5 percent or higher. Furthermore, this is the seventh consecutive quarter that the quarterly growth rate has increased. In the fourth quarter of FY16, real GDP growth was 1.2 percent and it has increased in every quarter since then. This increasing rate of growth in real GDP is largely a result of real investment. On an adjacent-quarter basis, real GDP has grown for the last 16 consecutive quarters with growth rates ranging from 0.1 to 1.3 percent.
Real consumption grew by 2.8 percent in the third quarter of FY18. On an adjacent-quarter basis, real consumption growth slowed slightly in the third quarter, falling to 0.5 percent compared to 0.9 percent in the second quarter. Overall, real consumption has been very stable in the last several quarters. In the last 13 quarters adjacent-quarter growth rates ranged from 0.5 to 0.9 percent. Real consumption made up 69.6 percent of real GDP in the third quarter.
Real investment grew by 5.3 percent in the third quarter of FY18. Real investment seems to have finally come out of its stupor. Between the second quarter of FY16 and the third quarter of FY17, real investment declined in four of the six quarters on an adjacent-quarter basis. On an adjacent-quarter basis, real investment growth has been positive and solid for the last four quarters, growing 1.0, 1.8, 0.9, and 1.6 percent, respectively. Real investment has soared since the end of the 2007 recession; gaining a net 69.1 percent since then, while real GDP gained only 20.5 percent over the same time period. Real investment made up 17.6 percent of real GDP in the third quarter.
Real government expenditures grew 1.1 percent in the third quarter of FY18. Real government expenditures have risen (on an adjacent-quarter basis) for the last three quarters. Real government expenditures had declined (on an adjacent-quarter basis) in three of the five quarters prior to the fourth quarter of FY17. Government expenditures are historically countercyclical. That is, when real GDP increases, government expenditures decrease and vice versa. This is because during recessions (when real GDP is declining), government expenditures increase in the form of increased unemployment insurance payments, increased number of people receiving welfare payments, and increases in fiscal spending, which some politicians believe will 'stimulate' the economy. Then during expansion periods (when real GDP is increasing), those forms of government expenditures decrease because citizens are self-sustaining and do not require any government assistance, and politicians typically do not vote for 'stimulus package' legislation.

The current expansion period has been unusual, in that, government expenditures have not followed the normal countercyclical pattern. From the fourth quarter of FY14 to the third quarter of FY16, real government expenditures rose moderately and consistently, as well as during the last three consecutive quarters. Since these patterns between government expenditures and real GDP are contemporaneous and not leading, this unusual pattern does not seem to portend any future event negative or positive. It is just unusual. Real government expenditures made up 16.9 percent of real GDP in the third quarter.
Real exports grew by 3.5 percent in the third quarter of FY18. This is the fifth consecutive quarter of adjacent-quarter growth in real exports. Adjacent-quarter growth declined slightly relative to the previous four quarters. Growth rates during that time were: 1.8, 0.9, 0.5, 1.7 and 0.3 percent, respectively. Real exports are a function of foreign country demand, which include incomes and preferences changes, as well as US domestic supply issues like availability of natural resources, labor productivity, and technological advancements. Real exports are also subject to changes in the exchange rates of the countries' currencies.
Real imports grew by 5.0 percent in the third quarter of FY18. On an adjacent-quarter basis, this was the second consecutive quarter of growth in real imports. The United States is a net importer country, which means that the US imports more goods and services than it exports. There are several reasons for this. First, the United States is a wealthy nation and therefore it has lots of disposable income with which to buy many goods. Second, foreign countries covet the ability to sell within the United States. This is because Americans are notorious for being laissez faire when it comes to buying foreign goods versus domestically-produced goods. Americans are less likely to reject a good solely on its country of origin than people from other countries do. As a result, nearly every year and every quarter, US imports are greater than US exports. Real exports made up 12.9 percent of real GDP in the third quarter, while real imports, a deduction from real GDP, made up 16.9 percent.
Federal outlays grew by 3.5 percent in the third quarter of FY18. Outlays were driven by two main accounts in the third quarter, social security and interest on the debt. Social Security expenditures grew by 5.0 percent, a net $45.9 billion, in the third quarter. That is nearly one-third of the total outlay growth. Similarly, the interest on the debt grew by 10.0 percent, a net $51.5 billion, in the third quarter. These two accounts made up two-thirds of the net growth in total outlays in the third quarter. The interest on the debt now makes up 12.8 percent of total federal outlays. The interest share of total outlays varies considerably over time. It varies due to the amount of total borrowing, but it also varies with respect to increases in the interest rate. As recently as third quarter of FY15, the share of interest on the debt fell below 10 percent.
US personal income rose by 3.6 percent in the third quarter of FY18. This is the fifth consecutive quarter of solid adjacent-quarter growth. The components of personal income grew uniformly and were modest, but wages and salaries income was the strongest, growing 4.2 percent in the third quarter. The last five quarters of adjacent-quarter wages and salaries growth were equally strong paralleling the good growth in total personal income. Proprietor's income was the weakest among the components in the third quarter with a still respectable 2.0 percent growth.
US non-farm employment rose by 1.5 percent in the third quarter of FY18. Adjacent-quarter growth has been very stable for the last five years, ranging between 0.3 percent to 0.6 percent, only once falling to 0.3 percent. While quarterly growth has ranged from 1.5 percent to 2.2 percent. Historically, these are low to medium growth rates. Growth has only been above 2.0 percent in three quarters since the end of the 2007 recession. No one industry is responsible for this weak growth. It appears to be an intrinsic change in the labor market. This change occurred sometime following the 2001 recession and was seen clearly in the recovery period following the 2001 recession.

A large part of the fundamental change can be seen in the labor force participation rate data. Throughout the 1990s, the labor force participation rate hovered between 66.1 percent and 67.2 percent. It is not unusual for the labor force participation rate to dip during a recession, as some workers are put out of work involuntarily. But it usually returns to normal levels during the subsequent recovery period, as employers hire more workers to keep up with increased demand and purchases. However, following the 2001 recession, the labor force participation rate fell from 67.2 percent in the third quarter of FY01 to 66.0 percent in the fourth quarter of FY07. There was no recovery in the labor force participation rate during any time of the 2001 recovery. Then following the 2007 recession, the labor force participation rate plummeted by an even greater amount and has never recovered. The labor force participation rate fell from 65.3 percent in the first quarter of FY10 to 62.9 percent in the third quarter of FY18.
Mining employment grew the fastest among the employment supersectors, gaining 9.0 percent in the third quarter of FY18. Mining, the smallest of the supersectors, grew from 653,000 jobs to 712,000 jobs over the last year. This is a net gain of 59,000 jobs during that time. In absolute terms, business services employment and educational services employment grew by the most in the third quarter, each gaining a net 500,000 jobs in the last four quarters. The worst performing sector in the third quarter was information services, which lost 1.4 percent during that time. Information services employment has fallen by small amounts in every quarter for the last five quarters. For the five years from the third quarter of FY10 to the fourth quarter of FY15, information services employment remained at 2.7 million. Then in FY16, information services employment grew slowly to 2.8 million jobs and has remained there.
Kentucky Economy – Third Quarter, 2018 Fiscal Year

Kentucky personal income grew by 3.7 percent in the third quarter of FY18. On an adjacent-quarter basis, personal income grew by 1.5 percent. Kentucky personal income has been quite volatile over the last few years. Adjacent-quarter growth rates have ranged from -1.5 percent to 1.5 percent. This is just the fourth time that adjacent-quarter growth has reached 1.5 percent or higher since the end of the recession. Both wages and salaries and supplements to wages and salaries grew strongly in the third quarter, growing 3.8 percent and 3.9 percent, respectively.
Transfer income grew by 3.3 percent in the third quarter of FY18. This is the second quarter in a row that transfer income has grown, following four quarters of declines. This is an interesting inflection point during an era where transfer income is growing as a share of total personal income. In 2000, transfer income made up 17.4 percent of Kentucky personal income. Right before the 2007 recession, transfer income made up 19.6 percent of Kentucky personal income. In the third quarter of FY18, transfer income makes up 24.1 percent of Kentucky personal income. So the countercyclical nature of transfer payments has changed during the last 18 years.
Transfer income has changed in a fundamental sense, and now seems to be an acyclical monotonically increasing series. This is concerning because it has crowded out other forms of incomes, like wages and salaries and dividends, interest, and rent income. Wages and salaries income made up 53.7 percent of personal income in 2000 and declined to 51.0 percent of personal income by the third quarter of FY18.
Dividends, interest and rent income made up 17.8 percent of income in 2000, and decreased to 15.6 percent of personal income by the third quarter of FY18. These are fairly substantial changes in the makeup of personal income.
Kentucky non-farm employment grew by 0.9 percent in the third quarter of FY18. This is historically very low growth. It is also low growth relative to the nation as a whole. Kentucky non-farm employment growth has not reached 2.0 percent in a single quarter during the current expansion period. This is also the sixth consecutive quarter of growth below 1.0 percent. On an adjacent-quarter basis, non-farm employment growth has only reached 1.0 percent one time since the 2007 recession ended.
Manufacturing employment grew by 0.9 percent in the third quarter of FY18. On an adjacent-quarter basis, manufacturing employment has declined in three of the last four quarters, with growth rates of -0.1, -0.3, -0.1 and 1.4 percent, respectively. Manufacturing employment is the fourth largest employment supersector in Kentucky. Motor vehicles and parts; food, beverage, and tobacco products; and chemical products are the three largest subsectors of the Kentucky manufacturing employment base. Signature industries within these categories include automobile parts, tobacco, and bourbon.
Kentucky manufacturing employment suffered large losses during and following the 2001 recession, losing a net 7.4 percent during the recession period. During the 2001 "recovery", manufacturing employment fell continuously from 2001 to 2007, losing a net 9.8 percent of jobs. Then manufacturing employment suffered more large losses during the 2007 recession, losing a net 16.7 percent. Employment growth during the 2007 recovery period has been very slow. Employment rose from a post recession low of 208.8 million jobs in the fourth quarter of FY10 to 252.9 million in the third quarter of FY18. This is a net growth of 20.5 percent over 35 quarters. Historically, that is very slow growth.
Leisure and hospitality services employment, the fastest growing supersector in the third quarter, grew 1.6 percent. This represents a net 3,200 increase in jobs. Adjacent-quarter employment growth in leisure and hospitality has been weak for the last three years, growing over 1.0 percent just two times during that time.
Government employment, which includes federal, state and local government employment, grew by 0.0 percent in the third quarter of FY18. This was the slowest growing sector in the third quarter. At the end of the 2007 recession, government employment in Kentucky was 312.9 million. Following the official end of the recession, government employment rose to 324.7 million jobs by the fourth quarter of FY12. Government employment frequently increases during and following recessions as more government services are demanded by way of unemployment insurance claimants, welfare payments recipients, and other transfer payment recipients.
However, it is somewhat unusual for government employment to continue to rise this long following the end of a recession. After the fourth quarter FY12, government employment began to decline and decline steadily until second quarter of FY17. Government employment has risen in four of the last six quarters. Again, this is very unusual for being this far removed from the end of a recession.
Interim Outlook – Beyond the Third Quarter, 2018 Fiscal Year
General Fund. Kentucky General Assembly passed two revenue measures during the 2018 Regular Session. Scores for these revenue bills are still being tabulated for HB 366 and HB 487. Therefore, the effects and fiscal impacts of these revenue bills are not included in this interim forecast. The combination of the two bills represent a revenue enhancement that will be fully detailed in the Fourth Quarter Annual Report that will be published on July 30, 2018. This report compares the most recent interim forecast to the official estimates rendered by the CFG on December 15, 2017, and specifically does not include the actions of the General Assembly during the 2018 Regular Session.
General Fund growth in the final quarter of FY18 is projected to be 2.3 percent compared to the final quarter of FY17. Growth in the first three quarters of FY18 was 3.8 percent. Revenues for the entire FY18 are predicted to be $10,829.1 million for growth of 3.4 percent. Collections at the forecasted levels would compare favorably to the FY18 official revenue estimate of $10,718.4 million, leading to revenues in excess of the official estimate by $110.7 million. The largest single revenue source that is expected to outperform the official estimate is the individual income tax, with a projected excess of $71.1 million. Revenue growth for the whole General Fund in the first half of FY19 is forecasted to soften somewhat to a pace of 1.7 percent.
In forecasting the individual income tax receipts, the first step is to estimate "withholding" collections. Withholding receipts account for roughly 95 percent of the total individual income tax receipts. Declaration (estimated) payments are historically positive, but declarations are offset nearly dollar-for-dollar by net payments with returns. This net payments account historically runs negative due to over-withholding and the high number of refunds that are returned to taxpayers in February, March, and April every year.
The withholding component of the individual income tax adds stability to the overall growth. Individual income tax growth posted 5.2 percent in the first three quarters of FY18. Withholding is expected to slow for the remainder of FY18 and into the first half of FY19. Withholding is closely tied to wages and salaries and employment in the state. Overall, projections for the individual income tax indicate that FY18 will end 4.2 percent higher than FY17.
Annual sales tax receipts slowed significantly in FY17 but have rebounded nicely in FY18. Through the first nine months, sales taxes have grown 3.5 percent with expected growth of 3.3 percent in the fourth quarter. If the expectations for the fourth quarter prove accurate, the sales tax will generate $3,604.1 million in FY18; just $7.8 million lower than the official estimate. Growth in the first half of FY19 is expected to taper off to 2.7 percent, but the consumption sector in Kentucky appears to have recovered from the 0.7 percent growth witnessed in FY17. Improvements in personal income, especially wages and salaries, have likely contributed to the rebound in the sales and use tax.
Property tax revenues are expected to decrease by 6.5 percent over the remainder of the year following growth of 3.7 percent in the first nine months of FY18. Over 90 percent of the property tax receipts have already been collected in FY18, so the modest drop in the fourth quarter will not have a devastating effect on the annual growth rate which is expected to be 2.5 percent. Property taxes are finally shaking off the effects of the 2007 recession, even though the state rate on real property has remained at 12.2 cents per $100 in valuation since the beginning of the recession.
The OSBD has fundamentally changed the way that the two largest business taxes, the corporation income tax and the LLET, are estimated. Due to the interaction between payment of the LLET and the credit on the income tax return, it is difficult to pinpoint exact amounts of business tax to apportion or allocate between each tax category. Therefore, OSBD has adopted a model with a combined forecasting variable equal to the sum of LLET and corporate income tax receipts.
The forecast for the final quarter of FY18 calls for strong growth in the corporation income tax with an offsetting sharp decline in the LLET. Through March, the combined accounts have grown 1.7 percent as the income tax has grown 5.1 percent while the LLET has declined 5.0 percent. Receipts can decline 2.0 percent for the remainder of the fiscal year and still hit the official estimate, but our interim forecast calls for the Commonwealth to exceed the estimate by $19.1 million.
Energy markets, and coal markets in particular, continue to be fraught with downside risk. The official estimate for the coal severance tax calls for receipts of $88.5 million, a decline of 11.9 percent. The interim estimate calls for receipts of $23.3 million in the fourth quarter of FY18, bringing the annual total to $92.2 million — a decline of 8.2 percent for the year. Partially due to the uptick in mining employment discussed in this report, the prospects for the coal severance tax are expected to improve slightly in the first half of FY19 with growth of 11.7 percent. However, any meaningful rebound in the coal severance tax to its previous high are certainly not built into this interim forecast.
Cigarette tax receipts grew 1.5 percent in FY16 followed by a 1.3 percent decline in FY17. There are two counter-balancing forces that characterize the current market for Kentucky-sold cigarettes. First, there is the protracted downward trend in smoking rates both nationally and in Kentucky. Second, there is increased border sales due to higher tax rates in most neighboring states. Smoking rates have been declining for at least two decades due to health concerns, smoking bans, and other factors. Thus far in FY18, the downturn in smoking rates trend has dominated any border impacts as receipts have fallen 4.7 percent. Receipts are expect to decline another 2.8 percent for the fourth quarter of FY18 resulting in an annual decline of 4.2 percent.
Kentucky Lottery receipts are virtually flat thus far in FY18, but expectations for the fourth quarter include a 2.3 percent increase. Growth at the projected rate will put year-end lottery receipts right on the estimate of $243.0 million. In FY19 Lottery dividends to the General Fund are expected to grow $5.0 million based on continued sales growth in nearly all Kentucky Lottery products.
The ubiquitous "Other" revenue accounts have been a pleasant surprise in the first three quarters of FY18, growing at a rate of 4.6 percent. Growth in the final quarter is expected to wane to 1.3 percent making year-end growth equal to 3.8 percent -$17.3 million higher than the official estimate. Several of the larger accounts have outpaced projections, including the insurance premiums tax, bank franchise tax, telecommunications tax, pari-mutuel taxes, and the PSC assessment fee.
Road Fund.  Road Fund revenues are expected to decline slightly in the fourth quarter of FY18, extending their run of quarterly decreases. Should revenues fall in the fourth quarter, it would be the first time since FY09 in which receipts fell in all four quarters of a fiscal year. Road Fund revenues have historically experienced steady, solid growth. For perspective, Road Fund revenues declined in only seven of the past 36 years. Growth rates for the first three quarters of FY18 have been -0.5, -0.3, and -1.7 percent, respectively. Revenues are forecasted to fall in the first two quarters of FY19. Growth rates for the fourth quarter of the current fiscal year and the first six months of FY19 are forecast to be -0.8 percent and -0.3 percent, respectively. The FY18 full-year forecast is $7.9 million less than the official revenue forecast as approved by the CFG in December 2017.
Motor fuels tax collections are forecasted to decline 1.7 percent over the final quarter of FY18. Because the tax rate in effect for the current fiscal year is unchanged from the prior year, growth in this revenue source is limited to changes in consumption which tends to be in the range of -1.0 percent to 1.0 percent annually. Receipts in the first two quarters of FY19 are expected to continue their decline, falling 1.3 percent, as the tax rate remains unchanged.
Motor vehicle usage tax collections have fallen 2.5 percent in the first three quarters of the fiscal year and are expected to decrease in the fourth quarter as well, falling 0.1 percent. Collections are forecasted to rebound slightly in the first half of FY19, with receipts increasing 0.9 percent. The FY18 growth rates for the first three quarters have been -4.4, 2.4, and -4.7 percent.
To estimate the growth of all other components of the Road Fund, officials of the Kentucky Transportation Cabinet and staff of the Governor's Office for Economic Analysis together assessed recent growth patterns as well as administrative and statutory factors.
Motor vehicle license taxes are forecasted to grow 1.9 percent in the final quarter of FY18 before falling 3.1 percent in the first two quarters of FY19. Motor vehicle operators' licenses are projected to increase 1.7 percent for the remainder of the fiscal year but decrease 5.8 percent over the first six months of FY19. Weight distance tax revenue is forecast to decrease 0.1 percent in the final quarter of the fiscal year but increase 2.1 percent in the first half of FY19. Investment income has grown over the first nine months of the fiscal year and that trend is expected to continue over the forecast horizon. All other revenues have fallen 0.6 percent during the first three quarters of the current fiscal year. However, receipts in this revenue category are expected to increase over the next nine months, increasing 0.1 percent in the fourth quarter of FY18 and 5.0 percent for the first half of FY19.
National Economy Outlook - Beyond the Third Quarter, 2018 Fiscal Year

As we enter the fourth quarter of the 2018 fiscal year, the economy is primed for acceleration in the coming fiscal quarters, as fiscal stimulus from the Tax Cuts and Jobs Act (TCJA) provisions are combined with the increased federal spending afforded by the Bipartisan Budget Act of 2018. Looking past the recent volatility, real GDP is expected to strengthen in the upcoming, final quarter of the fiscal year by 2.7 percent. The gains are expected to be driven by consumer spending, which have been encouraged by record household net worth and continued gains in employment and after-tax income. Additional growth will be fueled by the Bipartisan Budget Act of 2018, signed into law by President Trump in early February, which authorizes $296 billion in additional discretionary spending, extended several expiring tax provisions, and suspends the debt ceiling until early calendar 2019.
In March, President Trump—invoking national security concerns under Section 232 of the Trade Expansion Act of 1962—enacted new tariffs of 25 percent on imported steel and 10 percent on imported aluminum. Imports from Canada and Mexico, the first and third largest foreign suppliers, respectfully, are exempt from the tariffs pending the outcome of renegotiations of the North American Free Trade Agreement. Additionally, other trading partners and impacted domestic companies may petition for relief. Domestic producers of steel and aluminum lauded the move while domestic consumers and foreign suppliers have expressed strong objections.
Tariffs ranging from 8 percent to 30 percent were last imposed on steel for 30 months during the administration of George W. Bush. The consensus view of researchers is that, while domestic steel production did rise when those tariffs were in force, several hundred thousand jobs were lost in steel-consuming industries. At the current stage, the economic concern is concentrated in the specific industries and employment sectors that are directly impacted by the proposed tariffs. At the macroeconomic level, the proposed tariffs on imported steel and aluminum represent a modest impact on the current forecast with a potential decrease in annual real GDP growth of 0.1 percentage points and a corresponding 0.1 percentage point increase in CPI inflation. The greater concern, and potentially significant downside risk to the overall economy, is the potential for these tariffs to be just an opening salvo, inviting retaliation by our trading partners and eventually escalating into a full-blown trade war.
The Federal Open Market Committee (FOMC), as expected, raised the federal funds rate by 25 basis points at their March meeting. In addition to raising the benchmark interest rate, the FOMC signaled that the committee is considering increasing the pace at which increases to the federal funds rate could occur at future meetings. Given the forecast for strong consumer demand, tight labor markets, and the impact of fiscal stimulus; expected increases in personal consumption expenditure (PCE) price indexes could rapidly exceed the targeted inflation rate of the Federal Reserve necessitating future rate hikes.
Kentucky Economy Outlook - Beyond the Third Quarter, 2018 Fiscal Year

As the close of FY18 approaches, the third quarter marked the fifth consecutive quarter Kentuckian's have experienced growth in personal income. As result, individual income tax collections have gained benefit from the economic tailwind, reflecting 5.2 percent growth through the first nine months of FY18. In the same respect, sales and use tax receipts have increased 6.5 percent for the month of March and have grown 3.5 percent year-to-date. After declining 1.3 percent in the first two months of the fiscal year, sales and use collections have made a solid rebound, exceeding 5.3 percent growth in five of the past seven months.
Shifting focus towards Kentucky's Economic Outlook for the final quarter of FY18 and first two quarters of FY19, the Commonwealth is poised to maintain a steady pace of growth for personal income at an estimated 4.4 percent to end FY18, and 5.2 percent entering FY19. Kentuckians' wages and salaries projection have a similar outlook, reflecting steady growth of 4.7 percent in the fourth quarter of FY18. Continued growth of 5.3 percent is expected to span into the first two quarters of FY19.
The employment picture, while generally positive, remains weak compared to other recovery periods. Total non-farm payroll employment is anticipated to edge up 24,000 by June and an additional 10,200 by December to end the second quarter of FY19.
Breaking into a sectoral analysis, the outlook for goods-producing employment projects growth in all three supersectors. While, weaker growth is expected for construction and manufacturing employment, the mining sector has a more favorable outlook. Employment in the mining sector is anticipated to witness an increase of 1,100 jobs in fourth quarter of FY18, compared to the fourth quarter in the prior year, proving to be a rarity as of late with the decline of the coal industry. Mining employment is anticipated to rise 10.4 percent in closing out FY18, with a lower pace of growth anticipated of 2.4 percent in the first half of FY19. The largest contributors pertaining to the employment gain in mining supersector group is attributable to oil production and natural gas severance.
The service-providing sector will end the final quarter of FY18 on a positive note with growth anticipated at 1.3 percent, along with growth of 1.6 percent over the rest of the forecast horizon. Focusing now on the first two quarters of FY19, slight job loss are expected in other services. Business services are expected to account for the largest employment surge in the first and second quarters of FY19, gaining an estimated 8,200 additional employees in the industry supersector group. The service-providing sector accounts for approximately 66 percent of Kentucky's workforce, or 1.3 million employees of the non-farm employment labor force.
Government employment is projected to rise 0.2 percent in the final quarter of FY18, and 0.3 percent into the first and second quarters of FY19.
State Retirement Systems

Following is information about the Commonwealth's retirement system, including pension plans and other post-employment benefits. Capitalized terms used under this heading and not otherwise defined shall have the respective meanings given by the CAFRs, as herein defined.

Retirement Plans. Eligible state employees may participate in one of two provided multi-employer benefit plans: the Kentucky Retirement Systems and the Teachers' Retirement System of Kentucky ("TRS"). The Kentucky Retirement Systems is comprised of five retirement plans, KERS Non-Hazardous, KERS Hazardous, County Employees Retirement System ("CERS") Non-Hazardous, CERS Hazardous, and the State Police Retirement System ("SPRS"). Each retirement plan is state supported, except for the CERS plans, which have been excluded from the Kentucky Retirement Systems information provided herein. The Kentucky Retirement Systems and TRS (collectively, the "Retirement Plans") provide both retirement and Other Post-Employment Benefits ("OPEB") to state employees and teachers based upon their age, hire date, years of service and retirement date. Most retirement benefits are subject to a statutory inviolable contract under which the benefits shall not, with limited exceptions, be reduced or impaired by alteration, amendment or repeal. Kentucky Employees Retirement System ("KERS") eligible employees hired January 1, 2014 and thereafter, and TRS eligible employees hired January 1, 2019 and thereafter, are no longer party to the inviolable contract and the General Assembly can amend, suspend or reduce benefits with future legislation. The Kentucky Public Employees' Deferred Compensation Authority (the "KDC") additionally provides administration of tax-deferred supplemental retirement plans for all state, public school and university employees, and employees of local political subdivisions that have elected to participate. The available deferred compensation plans include a 457(b) Plan and a 401(k) Plan. The Retirement Plans and KDC are component units of the Commonwealth for financial reporting purposes and are included in The Kentucky Comprehensive Annual Financial Report. (the "CAFR").

Pension Funding.

The Commonwealth's enacted budget proposal for fiscal years 2019 and 2020 included the full Actuarially Determined Employer Contribution ("ADEC") for the assumed rates of return found on the following pages for the Kentucky Retirement Systems and TRS. Based upon the assumptions employed in the Retirement Plans' June 30, 2017 actuarial valuation reports used in preparing the associated Retirement Plans' 2017 CAFRs, the Kentucky Retirement Systems had a state supported pension Unfunded Actuarial Accrued Liability (the "UAAL") of $14,688 million. TRS, assuming a 7.5 percent investment return, had a pension UAAL of $14,305 million. Under the GASB 67 Accounting Method and assuming a 4.49 percent blended investment rate of return, the TRS pension UAAL would be $28,259 million. The state supported portion of the Retirement Plans for the Fiscal Year ended June 30, 2017 had funding percentages of 16.92 percent for the Kentucky Retirement Systems and 56.41 percent for TRS (the blended rate for TRS would yield a 39.83 percent funding level). These funding percentages compare to 19.46, 54.63 and 35.22 percent respectively for the Fiscal Year ended June 30, 2016. The funding ratios have declined due to a variety of factors including, changes to the discount rate, lower than projected investment returns and other variances from actuarial assumptions. The Kentucky Retirement Systems' state supported ADEC for pension benefits for the Fiscal Year ended June 30, 2017 was $697.4 million; $873.3 million was contributed. The TRS state supported pension ADEC for the Fiscal Year ended June 30, 2017 was $1,076.6 million; $1,050.7 million was contributed.

The Commonwealth's enacted budget for Fiscal Years 2017 and 2018 provided funding for payment of the full ADEC of the Kentucky Retirement Systems as well as an additional $185.767 million above the ADEC over the biennium. Similarly, the TRS was appropriated a budgeted estimate of 94 percent of the ADEC over the biennium. In addition to increased pension appropriations, the Kentucky Permanent Pension Fund was established in House Bill 238 (2016 Regular Session), the proceeds of which shall only be used for contributions to the Commonwealth's pension funds. The appropriated deposits to this fund are budgeted in the 2018 budget bill to be transferred to individual retirement plans.

Other Post Employment Benefits. The Commonwealth's CAFR for the fiscal year ended 6/30/2017 represents Governmental Accounting Standards Board (GASB)Statement 45 ("Accounting and Financial Reporting by Employers for Post-employment Benefits other than Pensions"). The Commonwealth intends to adopt GASB Statement 75 ("Accounting and Financial Reporting for Postemployment Benefits Other Than Pensions") for CAFR reporting after the fiscal year ending 6/30/2018.

The Commonwealth is obligated to provide healthcare benefits to certain retired state employees and teachers. The Retirement Plans administer two multi-employer defined benefit healthcare plans (collectively, the "Health Plans") for which the Commonwealth pays a portion of the cost of the benefits of the retired employees. As of January 1, 2006, the Commonwealth commenced self-funding of healthcare benefits for state employees. The Kentucky Retirement Systems also adopted, on January 1, 2006, a self-funding health care plan for Medicare Eligible Retirees. TRS became self-insured for post-retirement healthcare costs for Medicare Eligible Retirees on July 1, 1991. Beginning January 1, 1997, TRS offered non-Medicare Eligible Retirees insurance through the state health insurance program, which has since become self-insured. Beginning January 1, 2007, TRS offered its Medicare Eligible Retirees an insured Medicare Advantage Plan and, beginning July 1, 2010, offered this group an insured Employer Group Waiver Drug Plan. The TRS Board requires retirees not eligible for Medicare to pay the equivalent for the Medicare Part B program towards their cost of health coverage.

The Retirement Plans commission actuarial studies, which provide results for consideration, under certain actuarial funding methods and sets of assumptions. A five-year experience study covering the period from July 1, 2008 to June 30, 2013 for the Kentucky Retirement Systems, was dated April of 2014. Similarly, a five-year experience study covering the period from July 1, 2010 to June 30, 2015 for the TRS Board was dated September 15, 2016. In addition to the experience studies, annual actuarial reports are performed on both retirement systems. Pursuant to their respective actuarial studies, the OPEB UAAL as of June 30, 2017 was estimated at $1,881.7 million for the Kentucky Retirement Systems and $2,719.4 million for TRS. These estimates represent the present value of the amount of healthcare benefits under the respective Health Plans, payable over future periods and allocated by the actuarial cost method, as of June 30, 2017. The actuarial estimates for the Kentucky Retirement Systems' OPEB liabilities increased from the $1,702.5 million reported in the Kentucky Retirement Systems' 2016 CAFR. The actuarial estimates for TRS decreased from the $2,884.8 million reported in their 2016 CAFR.

The Kentucky Retirement Systems' state supported OPEB Annual Required Contribution for Fiscal Year ended June 30, 2017 was $146.9 million; $167.2 million was contributed. The TRS state supported OPEB Annual Required Contribution for the Fiscal Year ended June 30, 2016 was $103.9 million; $181.4 million was contributed. The state supported portion of the OPEB for the Fiscal Year ended June 30, 2017 had funding percentages of 44.3 percent for the Kentucky Retirement Systems and 28.5 percent for TRS.

Recent Changes to State Retirement Systems. Senate Bill 151 from the 2018 Regular Session of the General Assembly was signed into law by the Governor on April 10, 2018. The bill modified the funding structure of the Retirement Plans from a percent-of-payroll method to a level-dollar method which will take effect beginning with FY 2021, provided reform to the TRS plan, further modified benefits under the Kentucky Retirement System plans, and replaced prior legislation for opt-out provisions for quasi-governmental agencies wishing to exit the Kentucky Retirement System plans. Under the TRS plan, the bill created a new benefit tier effective for new employees hired on or after January 1, 2019 who will be placed in a Hybrid Cash Balance Plan. This plan has a guaranteed rate of return of zero percent plus 85 percent of the investment return in the plan in excess of zero percent to the employee. Additionally, teachers hired as of January 1, 2019, are no longer party to the inviolable contract, and the General Assembly has the right to amend, suspend or reduce benefits with future legislation. The bill further made provisions which require the General Assembly to fully fund the ADEC beginning in Fiscal Year 2019, and reset the amortization to 30-years beginning in 2019.

Some of the 2018 pension reforms were based on a PFM Group Consulting, LLC three part report dated August 2017, May 2017 and December 2016, respectively. The report developed a range of analyses that illustrated the current and projected financial condition of the retirement systems, and provided options and recommendations for improvement and reform.

In December 2016 the Kentucky Retirement Systems and TRS publicly presented the annual actuarial valuation reports of the systems as prepared by Cavanaugh Macdonald as of June 30, 2016. The assumed investment rate of return for KERS Non-Hazardous and SPRS was 6.75 percent based on the annual valuation conducted as of June 30, 2016. The TRS, CERS and KERS Hazardous plans continue to use a 7.5 percent discount rate. There was a reduction in the assumed rate of return from 7.75 percent to 7.5 percent for the valuation as of June 30, 2015.

Senate Bill 2 from the 2013 Regular Session of the General Assembly was signed into law by the Governor on April 4, 2013. The bill created a new section in KRS Chapter 7A establishing a 13 member Public Pension Oversight Board to oversee the Kentucky Retirement Systems and report to the General Assembly on benefits, administration, investments, funding, laws, administration regulations and legislation pertaining to Kentucky Retirement Systems. The bill also stated that new employees hired after January 1, 2014 will be placed in a Hybrid Cash Balance Plan. This plan has a guaranteed rate of return of 4.0 percent for both hazardous and non-hazardous employees, plus 75 percent of the investment return in the plan in excess of 4.0 percent to the employee. This provision was modified with the passage of SB 151 in the 2018 Regular Session. Hazardous employees' employer contribution is set at 7.5 percent of salary and non-hazardous employees have an employer contribution of 4.0 percent. The bill further provides for a 1.5 percent COLA only if it is prefunded and appropriated by the General Assembly or if the pension plan is 100 percent funded. New employees as of January 1, 2014 are no longer party to the inviolable contract, and the General Assembly has the right to amend, suspend or reduce benefits with future legislation. The bill additionally made provisions for a Health Savings Account as an insurance option for retirees, required the General Assembly to start fully funding the ADEC beginning in Fiscal Year 2015, and reset the amortization to 30-years beginning in 2015.

Litigation Potentially Impacting KERS.

In April 2013, Seven Counties Services, Inc. ("Seven Counties"), filed for Chapter 11 bankruptcy protection in the United States Bankruptcy Court for the Western District of Kentucky (the "Bankruptcy Court"). Seven Counties provides mental health services for the Cabinet for Health and Family Services for the greater Louisville, Kentucky area and surrounding counties. For approximately the past twenty-five years, Seven Counties has been a participating employer in KERS. Seven Counties identified KERS as a creditor with a primary objective of discharging its continuing obligation to remit retirement contributions for approximately 1,300 employees and terminate its membership in KERS. The estimated impact of Seven Counties' objective on KERS would result in an unfunded liability of approximately $90 million at that time.

KERS opposed Seven Counties' attempt to discharge its obligations and terminate its membership. KERS asserted that Seven Counties is a Governmental Unit properly participating in KERS by Executive Order issued in 1978 and thus ineligible for Chapter 11 relief. Consequently, Seven Counties would remain statutorily obligated to continue participation and remit contributions.

On May 30, 2014, the Bankruptcy Court held that Seven Counties was not a Governmental Unit and could move forward with its Chapter 11 bankruptcy case. Moreover, the Court held that Seven Counties' statutory obligation to continue to participate and remit contributions to KERS was a "contract" eligible for rejection. Seven Counties rejected its participation in KERS.

In June 2014, KERS appealed the Bankruptcy Court's ruling. On October 6, 2014, Seven Counties filed a formal reorganization plan with the Bankruptcy Court. On January 6, 2015, the Bankruptcy Court confirmed Seven Counties' plan of reorganization (the "Confirmation Order"). On January 19, 2015, KERS appealed the Confirmation Order. At a hearing on January 20, 2015, the Bankruptcy Court denied a motion by KERS seeking a stay of the Confirmation Order, which would have delayed implementation of the reorganization plan pending the determination of the issues on appeal. After the Bankruptcy Court denial of the stay, KERS filed an emergency motion for a stay with the U.S. District Court for the Western District of

Kentucky (the "District"), which the District Court denied on February 4, 2015. On May 12, 2015, KERS filed a motion with the District Court to certify a question to the Kentucky Supreme Court in connection with whether the relationship between KERS and Seven Counties (i) constituted a "contract" subject to rejection in bankruptcy by Seven Counties or (ii) was a statutory obligation of Seven Counties not constituting a contract. On March 31, 2016 the United States District Court issued a Memorandum of Opinion and Order that (i) denied KERS' motion to certify a question of law to the Kentucky Supreme Court, (ii) reversed the Bankruptcy Court's determination regarding classifying KERS as a multi-employer plan and determined KERS was a multiple employer plan, (iii) affirmed the Bankruptcy Court's decision in all other aspects; and (iv) denied Seven Counties cross-appeal.

On April 21, 2016 the Kentucky Retirement Systems Board voted to appeal the decision to the United States Court of Appeals for the Sixth Circuit. KERS filed a brief with the Sixth Circuit Court of Appeals on January 3, 2017. Seven Counties then filed a brief at the end of July 2017, and oral arguments were held on November 30, 2017. A ruling on this matter is pending.

Other entities within the Commonwealth, including some entities with pending litigation, are attempting to terminate their participation in KERS. For example, Kentucky Retirement Systems filed an action against Kentucky River Community Care ("KRCC") to compel it to comply with its statutory duties and require retirement plan participation. Similarly, Bluegrass Oakwood, Inc., a subsidiary of Bluegrass MHMR, attempted to terminate its participation in KERS through an action before the Kentucky Court of Appeals that was dismissed on February 24, 2015, resulting in Bluegrass Oakwood remaining as a participant in KERS. No assurance can be provided with respect to the impact of such actions, if any, on the future contribution rates.

In June 2014, the City of Fort Wright, a participating employer in CERS, filed a lawsuit against the Kentucky Retirement Systems' Board of Trustees alleging that the Board invested CERS funds in investments that were prohibited by statute and common law. In addition, the City alleged that the Board of Trustees paid substantial asset management fees, which the suit alleges were improper. Kentucky Retirement Systems filed a motion to dismiss this action based on a number of legal issues, including the argument that the action was barred by the doctrine of sovereign immunity. Franklin Circuit Court denied the motion to dismiss. An interlocutory appeal of the sovereign immunity issue was filed at the Kentucky Court of Appeals. On September 23, 2016, the Court of Appeals upheld the Franklin Circuit Court's ruling that sovereign immunity did not prohibit this action from proceeding. After a denied motion to the Kentucky Supreme Court for discretionary review of the Court of Appeals ruling, the case is now proceeding at the Franklin Circuit Court on the merits of the claims made. The City of Fort Wright filed a Renewed Motion for Declaratory Judgment on May 1, 2017. Kentucky Retirement Systems will file its Reply to this Motion upon the resolution of a pending discovery issue. Both parties have filed Motions for Declaratory Judgment on the legal issue of whether or not Kentucky Retirement Systems is authorized under Kentucky law to invest County Employee Retirement System plan assets according to the standards established in KRS 61.650 or if some other standard applies. This issue has been fully briefed. Oral arguments will be set for this matter and then the case will be submitted to the Court for a decision.

In what is essentially a companion case to the City of Fort Wright matter outlined above, Damian Stanton filed a Complaint on September 4, 2015, alleging that he is a member of CERS and that the Board invested CERS funds in investments that were prohibited by both statutory and the common law, as well as alleging that substantial management fees were paid as a result of the investments. This case was held in abeyance pending the outcome of the Kentucky Retirement Systems' motion for discretionary review in the Fort Wright matter. No new action has been taken in this matter to date.

On November 17, 2016, Western Kentucky University ("WKU") filed a motion in Franklin Circuit Court seeking a judgment against the Kentucky Retirement Systems after the Kentucky Retirement Systems asserted WKU should continue to make retirement contributions for employees who were purportedly fired as WKU employees and then rehired as contract laborers. On March 3, 2017, Kentucky Retirement Systems filed a Motion to dismiss this action based on WKU's failure to name necessary parties. Franklin Circuit Court denied this motion. The parties are currently seeking discovery in this matter. In January 2009, Sheriff John Aubrey and a number of other plaintiffs, including hazardous duty members of the Kentucky Retirement Systems, law enforcement unions and fraternal organizations, and a number of hazardous duty employers, filed a complaint in Franklin Circuit Court seeking a determination that the 2008 amendments to KRS 61.637 regarding the legal requirements for reemployment after retirement were unconstitutional and discriminatory. The case progressed to the Supreme Court of Kentucky on a Motion to Dismiss of the Kentucky Retirement Systems based on a claim of sovereign immunity. In April 2013, the Supreme Court ruled that sovereign immunity did not prevent this case from being filed against the Kentucky Retirement Systems, and remanding the case back to Franklin Circuit Court. Recently, plaintiffs filed a Motion for Summary Judgment. Kentucky Retirement Systems filed a Response and Cross-Motion for Summary Judgment on June 14, 2017. WKU has filed a motion for Summary Judgment in that action, Kentucky Retirement Systems is in the process of drafting its response.

On June 12, 2017, the River City Fraternal Order of Police and several other individuals filed a Complaint and Motion for a Restraining Order challenging the Kentucky Retirement Systems' implementation of the Medicare Secondary Payer Act as it relates to KRS 61.702, asserting that Kentucky Retirement Systems violated both the federal law and the inviolable contract rights of its members. The court granted a Temporary Restraining Order (the "TRO"); however, a hearing was held at the end of July 2017 to determine whether to dissolve the TRO or grant an injunction during the pendency of this action. On September 25, 2017, Franklin Circuit Court issued an Order in the River City FOP litigation denying the Plaintiffs' Motion for Temporary Injunction a dissolved the Court's previously Restraining Order effective November 1, 2017. Plaintiff thereafter filed a Motion to amend their Complaint to explicitly allege a violation of the federal Medicare Secondary Payer Act. This motion was granted. Kentucky Retirement Systems filed a notice that it was removing the case to Federal District Court.

In December 2017, certain members and beneficiaries of the Kentucky Retirement Systems filed litigation (Mayberry et al v. KKR et al) against certain Hedge Fund Sellers, Investment, Actuarial and Fiduciary Advisors, Annual Report Certifiers, and certain (past and present) Kentucky Retirement Systems Trustees and Officers in Franklin Circuit Court. The litigation alleges (in summary) that actuarial assumptions, fees, statements and disclosures harmed the financial status of the Retirement System. While Kentucky Retirement Systems is designated a "Defendant" that designation is a technical formality in so much as Kentucky Retirement Systems is a "nominal defendant." On April 20, 2018 the Kentucky Retirement Systems and the plaintiffs filed a joint notice with the Court advising that Kentucky Retirement Systems does not intend to challenge its status as a "nominal defendant."

On April 11, 2018, the Kentucky Attorney General Andy Beshear, along with the Kentucky Education Association and the Kentucky State Fraternal Order of Police, filed a lawsuit against the 2018 Pension Reform Bill also known as Senate Bill 151 (18 RS SB 151). The lawsuit seeks a declaratory judgment on seven counts and also seeks both temporary and permanent injunctive relief on implementation of 18 RS SB 151.

Litigation

The State is party to numerous legal proceedings, many of which normally occur in government operations. In addition, the State is involved in certain other legal proceedings that, if decided against the

State, might require the State to make significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation, estimate the potential impact on the ability of the State to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on a fund's investments.

APPENDIX E
ADDITIONAL INFORMATION ABOUT THE RHODE ISLAND ECONOMY AND RHODE ISLAND OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the State of Rhode Island and Providence Plantations ("Rhode Island" or the "State"). The sources of payment for Rhode Island municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State and certain of its municipalities and public authorities. This summary does not purport to be a complete description and is derived solely from information contained in official statements relating to debt offerings by the State. Any characterizations of fact, assessments of conditions, estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, such reports and are subject to risks and uncertainties that may cause actual results to differ materially. The Fund is not responsible for information contained in such reports and has not independently verified the accuracy, completeness or timeliness of information contained in such reports. Such information is included herein without the express authority of any Rhode Island issuer and is provided without regard to any events that have occurred since the date of the most recent statement.

Overview

Population Characteristics. Rhode Island experienced a population decrease of 1.1 percent between 2003 and 2017. The U.S. Census Bureau estimated that Rhode Island's population increased by 0.2 percent in 2017 to 1,059,639, compared to 1,057,566 in 2016. For the same 15-year period, the population of New England is estimated to have increased by 4.4 percent, and the United States population is estimated to have increased by 12.3 percent. From 2016 to 2017, New England and the U.S. population are estimated to have increased 0.4 percent and 0.7 percent, respectively.
Personal Income and Poverty. Rhode Island per capita real personal income surpassed U.S. per capita real personal income in 2001 and has remained above U.S. per capita real personal income since that time. Rhode Island per capita real personal income in 2015 was $42,093 versus U.S. per capita real personal income of $40,386. In addition, Rhode Island has maintained a poverty rate below the national average. Over the 2002 — 2016 period Rhode Island's average poverty rate was 12.1 percent versus the U.S. average poverty rate of 13.5 percent.
Employment According to the U.S. Department of Labor's Bureau of Labor Statistics, total Rhode Island nonfarm employment has grown each year since 2011; non-farm employment expanded by 0.5 percent in 2011, 1.1 percent in 2012, 1.3 percent in 2013, 1.5 percent in 2014; 1.4 percent in 2015, 1.0 percent in 2016, and most recently 1.3 percent in 2017. The average annual growth rate for Rhode Island nonfarm employment for the 2003 to 2017 period was 0.2 percent.
Economic Base and Performance. Rhode Island has a diversified economic base that includes traditional manufacturing, high technology, and service industries. A substantial portion of products produced by these and other sectors is exported. Like most other historically industrial states, Rhode Island has seen a shift in employment from labor-intensive manufacturing industries to technology and service-based industries, particularly education and health services and leisure, hospitality and other services.
Human Resources. Skilled human capital is the foundation of economic strength in Rhode Island. It provides the basis for a technologically dynamic and industrially diverse regional economy. The Rhode Island economy benefits from a vigorous post-secondary education sector, which conferred over 18,600 degrees during the 2014-15 academic year. The Rhode Island population is well-educated with 32.5 percent of its residents over the age of 25 having received a Bachelor's degree or a graduate or professional degree in 2016 according to the U.S. Department of Commerce's Census Bureau (American Community Survey 5-Year Estimates). In addition, per pupil spending on public elementary and secondary education in Rhode Island has been significantly higher than the national average since the 2000-2001 school year. For school year 2014 201415 Rhode Island spent 40.3 percent more per pupil than the national average.
Economy
During testimony for the May 2018 Revenue Estimating Conference ("REC"), IHS Markit economists presented forecasts for the U.S. and Rhode Island economies. The Rhode Island Department of Labor and Training (DLT) presented current state employment and labor force trends. The REC conferees adopted the economic forecast through a consensus process, informed by the testimony provided to the conferees. The updated economic forecast made changes to the consensus outlook adopted at the November 2017 REC.
IHS Markit economists predicted gross domestic product growth of 2.8 percent for 2018 and 2.7 percent for 2019, supported by low real interest rates as well as a "fiscal boost" from the federal Tax Cuts and Jobs Act and the recent federal budget bill.  IHS Markit economists noted that U.S. equities have been boosted by higher nominal growth, regulatory reforms, tax cuts and declining risk premiums while being restrained by rising rates and uncertain policy, especially around tariffs. Additionally, IHS Markit testimony noted additional boosts to the economy including higher consumer confidence and increases in personal consumption, household formations, and business fixed investments, specifically oil and mining related structures.
IHS Markit economists predicted some tightening of labor markets with a "contained recession risk", noting that a recession is likely within the next five years. Other risks to growth were identified such as rising real rates, an upturn in energy prices, a still tight mortgage lending environment, as well as global growth uncertainty. Brexit, Euro splintering and geopolitical issues with North Korea, Iran, Syria and Ukraine were specifically noted.
IHS Markit economists noted that private sector employment growth has been modest for the first quarter of 2018 at 0.5 percent average monthly growth through March, or a gain of 500 net jobs. Gains in the wholesale trade and professional/business services were partially offset by losses in the healthcare and financial activities sectors. HIS Markit testimony indicated that the pace of employment growth will accelerate in the second quarter of 2018.
IHS Markit economists spoke about the state's housing market. Property values are on the rise partially explained by the limited inventory of homes for sale. However, the overall trend for home construction in Rhode Island is lackluster and housing starts in the first quarter of 2018 were down 12 percent from the previous year. Despite this, home construction activity is expected to increase through the end of 2021, although the trend is for higher-end housing because of high construction and materials costs.
IHS Markit's forecasts predict private-sector payroll growth will reach 1.5 percent between the first quarter of 2018 and the first quarter of 2019, partially fueled by the boost to national economic growth resulting from passage of the federal Tax Cuts and Jobs Act and the recent federal budget bill. The forecasts also predict that the unemployment rate will continue to fall to 4.1 percent by the first quarter of 2019, while resident employment and the state labor force are projected to grow.
Over the next five years, Rhode Island payrolls are projected to grow 0.6 percent per year, with most of the growth being in professional and business services sectors. However, most of these positions will fall in the lower-skilled, lower-wage variety. Healthcare will be the second key source of new jobs. The retail trade sector is projected to decline 0.7 percent per year through 2022 and represents the weakest point of the labor market as consumer spending continues to shift from brick and mortar stores to online commerce.
IHS Markit economists noted that low birth rates and flows of out-migrations are a weakness for Rhode Island. In 2017, population growth was 0.2 percent or 2,100 individuals. There have been four consecutive years of positive net migration because international migration has been able to overcome domestic out-migration. The natural population has also increased slightly since 2015, though birth rates are still falling.
Rhode Island wage and salary growth has been increased from the November forecast of 3.0 percent to 4.6 percent for fiscal year 2018 and from 4.2 percent to 4.3 percent for fiscal year 2019. Employment growth has been increased from 1.2 percent to 1.3 percent for FY 2018 and from 0.5 percent to 1.3 percent for FY 2019. Personal income growth has been increased from 2.8 percent to 3.9 percent for FY 2018 and from 4.0 percent to 4.4 percent for FY 2019.
This year's estimates advanced much of the long-term growth into earlier forecast years. This is a departure from revisions presented in recent prior conferences when predicted growth rates were reduced and appeared instead in later forecast years.
DLT reported that as of March 2018, 4.5 percent of Rhode Island residents are unemployed, down 0.1 percent from the prior year. The unemployment rate for those ages 25 to 54 was 3.8 percent as of March 2018, a considerable decline from the 9.9 percent rate for 2009 and lower than the pre-recession low in 2006 of 4.3 percent. As of March 2018, there are 25,300 unemployed Rhode Islanders, up 800 from March 2017 but down 38,800 from the recession high of 64,100 in June and July of 2010.
Testimony also indicated that the March 2018 labor force of 558,000 is 16,700 less than the peak of 574,700 in December 2006. DLT reported that the employment level is at its highest since March 2008. DLT gave several reasons why the labor force is well below pre-recession levels including that the working age population has grown very little since 2006; the overall population has gotten older, with those 55 and older representing 38.5 percent of the workforce; and that labor force participation among younger workers is declining.
DLT reported that there have been 43,200 net new jobs created between July 2009 and March 2018. Of those, 12,700 or 27.7 percent were in positions paying less than $35,000 a year, 20,400 or 44.6 percent were in jobs paying between $35,000 and $59,999 and 12,700 or 27.7 percent were in jobs paying $60,000 or more.
Revenues
Taxes
Revenues from taxes in FY 2018 are estimated to increase 5.6 percent over the prior year. Total estimated tax revenues for FY 2018 of $3,089.6 million are $67.9 million, or 2.2 percent, above the November 2017 estimate of $3,021.7 million. FY 2019 total estimated taxes are $3,153.4 million, which is $49.0 million, or 1.6 percent, above the adopted November 2017 estimate.
Personal Income Tax
The personal income tax estimates of $1,357.2 million for FY 2018 and $1,381.2 million for FY 2019 represent annual growth rates of 9.1 percent and 1.8 percent, respectively. The FY 2018 revised estimate is $57.9 million more than previously estimated. The FY 2019 estimate is $20.6 million above the November estimate and $24.0 million above the revised FY 2018 estimate. The FY 2019 estimate includes

$3.3 million from the expected impact of the federal Tax Cut and Jobs Act, of which $2.9 million is from one-time repatriation of foreign profits.
Business Taxes
The conferees estimated total business taxes of $440.3 million in FY 2018 and $482.3 million in FY 2019. The adopted FY 2018 estimate represents an increase to FY 2017 collections of 10.2 percent. The FY 2019 estimate is 9.5 percent over the FY 2018 revised estimate. The estimates for FY 2018 and FY 2019 are $1.4 million less and $24.7 million more than assumed in November, respectively. The FY 2019 estimate includes $24.8 million from the expected impact of the federal Tax Cut and Jobs Act, of which $21.4 million is from one-time repatriation of foreign profits. This is expected to appear in state revenues over two years with a similar impact in FY 2020.
Sales and Use Taxes
Sales tax, the bulk of the consumption taxes, is estimated at $1,051.5 million for FY 2018 and $1,082.0 million for FY 2019. The FY 2018 estimate declined by $1.5 million from the November consensus, while the FY 2019 estimate is up $0.9 million. The FY 2019 estimate is $30.5 million more than the revised FY 2018 consensus estimate, an increase of 2.9 percent.
Excise Taxes Other Than Sales and Use Taxes
The conferees estimate $173.8 million for revised FY 2018 and $160.2 million for FY 2019 from excise taxes other than sales and use taxes. These taxes include motor vehicle license and registration fees, cigarettes taxes, and alcohol taxes. The FY 2018 revised estimate is $12.3 million, or 6.6 percent, below the prior year, and $0.1 million more than the November estimate. The total FY 2019 estimate decreases by $13.6 million, or 7.8 percent, from the revised estimate for FY 2018. This decline is primarily from previous changes in law that require the transfer of the remaining 20.0 percent of motor vehicle license and registration fees from the general fund to the Rhode Island Highway Maintenance Account in FY 2019.
Other Taxes
The inheritance and gift, racing and athletics, and realty transfer taxes are estimated to produce $66.8 million in FY 2018 and $47.7 million in FY 2019. The FY 2018 revised estimate is $32.4 million less than the previous year, primarily due to an exceptionally large inheritance tax payment accrued to FY 2017. The FY 2019 estimate for other taxes is $19.1 million less than the FY 2018 revised estimate, reflecting the exclusion of the unusual activity in inheritance taxes.
Other Sources
Other sources revenue consists of transfers to the general fund from unclaimed property and other miscellaneous sources. These are estimated to produce $49.8 million in FY 2018 and $13.0 million in FY 2019. The FY 2018 amount is $24.9 million above the previous year. This reflects onetime transfers not repeated in FY 2019. Other sources also include departmental receipts and lottery revenues, described further below.
Departmental Receipts
The conferees adopted estimates of $396.5 million for FY 2018 and $210.5 million for FY 2019 from licenses and fees, fines and penalties, sales and services, and miscellaneous departmental receipts that are deposited as general revenues. The FY 2018 revised estimate is $26.4 million greater than the previous year, partially from the impact of the tax amnesty program.
The FY 2019 estimate is $186.0 million less than the revised FY 2018 estimate, primarily due to the end of the hospital licensing fee, which is estimated to produce $182.0 million in FY 2018. This fee is renewed on a year-to-year basis and has been extended each year since its inception. The estimators, however, must estimate revenues consistent with current law, under which no fee is yet authorized for FY 2019. FY 2019 departmental revenues are projected to be $4.0 million below the revised FY 2018 estimate, excluding the hospital licensing fee.
Lottery Transfer
The lottery transfer is estimated to produce general revenues of $364.0 million in FY 2018, with $286.9 million generated from the video lottery terminals installed at Twin River and Newport Grand, $59.0 million derived from combined games, which includes PowerBall, Mega Millions, scratch tickets, and Keno, and $18.1 million in net revenues received from the table games at Twin River. The FY 2018 revised estimate is $1.3 million above the FY 2017 transfer.
The estimated transfer is $364.1 million for FY 2019, with $290.8 million derived from video lottery terminals, $59.1 million from combined games, and $14.2 million from the table games at both Lincoln and the new Tiverton facility, assuming a September 1 start date. The FY 2019 lottery transfer is projected to remain nearly flat from the revised FY 2018 estimate resulting in $0.1 million more revenues to the state. The estimate reflects the same assumptions used in November for the timing and impact Massachusetts gaming is expected to have on Rhode Island revenues and updates the opening of the new Twin River location in Tiverton from November to September. This is still later than prior estimates of a July opening.
Budget Procedures
The State budget of revenues and appropriations is adopted annually by the General Assembly and is prepared for submission to the General Assembly, under the supervision of the Governor, by the State Budget Officer within the Office of Management and Budget in the Department of Administration. Preparation and submission of the budget is governed by both the State Constitution and the General Laws of the State, which provide various limitations on the powers of the General Assembly and certain guidelines designed to maintain fiscal responsibility.
According to Article IX Section 15 of the Rhode Island Constitution and Rhode Island General Laws Section 35-3-7, the Governor must present spending recommendations to the General Assembly for the next fiscal year on or before the third Thursday in January, unless extended by statute. The budget contains a complete plan of estimated revenues and proposed expenditures, with a personnel supplement detailing the number and titles of positions of each agency and estimates of personnel costs for the current and next fiscal years.
The budget as proposed by the Governor is considered by the General Assembly. Under State law, the General Assembly may increase, decrease, alter or strike out any items in the budget, provided that such action may not cause an excess of appropriations for expenditures over expected revenue receipts. No appropriation in excess of budget recommendations may be made by the General Assembly unless it shall provide the necessary additional revenue to cover such appropriations. The Governor may veto legislative appropriations bills. However, the Governor does not have line-item veto authority. The General Assembly may override any veto by a 3/5 vote of the members present and voting of each of the houses of the General Assembly. Supplemental appropriation measures for the current fiscal year shall be submitted by the

Governor to the General Assembly on or before the third Thursday in January. Supplemental appropriations by the General Assembly must be supported by additional revenues and are subject to the Constitutional limitation on State expenditures discussed below.
The General Laws of the State provide that, if the General Assembly fails to pass the annual appropriation bill, the same amounts as were appropriated in the prior fiscal year shall be automatically available for expenditure, subject to monthly or quarterly allotments as determined by the State Budget Officer. Expenditures for general obligation bond indebtedness of the State shall be made as required regardless of the passage of the annual budget or the amount provided for in the prior fiscal year.
The budget as submitted by the Governor is required to contain a statement of receipts and expenditures for the current fiscal year, the budget year (next fiscal year), and two prior fiscal years. Receipt estimates for the current year and budget year are those adopted by the REC, as adjusted by any change to rates recommended by the Governor and/or enacted by the General Assembly.
In addition to the preparation of the budget, the State Budget Officer is also authorized and directed by the General Laws: (a) to exercise budgetary control over all State departments; (b) to operate an appropriation allotment system; (c) to develop long-term activity and financial programs, particularly capital improvement programs; (d) to approve or disapprove all requests for new personnel; and (e) to prepare annually a five-year financial projection of anticipated general revenue receipts and expenditures, including detail of principal revenue sources and expenditures by major program areas which shall be included in the budget submitted to the General Assembly.
The State has a Budget Reserve and Cash Stabilization Account which, under the Rhode Island Constitution, may be called upon only in an emergency involving the health, safety, or welfare of the State or in the event of an unanticipated deficit caused by a shortfall in general revenue receipts. Such reserve account is capped at 5% of General Fund revenues. The reserve account was funded by limiting annual appropriations to 97% of estimated revenues. When the Budget Reserve and Cash Stabilization Account has reached its maximum, the excess contribution flows to the Rhode Island Capital Plan Fund for capital projects. If funds are withdrawn, the Budget Reserve and Cash Stabilization Account is replenished through the funding formula provided for in the Constitution, and the general laws require that the repayment be made to the Rhode Island Capital Plan Fund in the next fiscal year.
The balance of the Budget Reserve and Cash Stabilization Account at the end of FY 2017 was $192.6 million according to final closing documents of the State Controller. The projected balance at the end of FY 2018 per the revised budget is $195.8 million.
Financial Controls
Internal financial controls utilized by the State consist principally of statutory restrictions on the expenditure of funds in excess of appropriations, the supervisory powers and functions exercised by the Department of Administration and the accounting and audit controls maintained by the State Controller and the Office of Internal Audit. Statutory restrictions include the requirement that all bills or resolutions introduced in the General Assembly which, if passed, would have an effect on State or local revenues or expenditures (unless the bill includes the appropriation of a specific dollar amount) must be accompanied by a "fiscal note", which sets forth such effect. Bills impacting State finances are forwarded to the State Budget Officer, who determines the agency, or agencies, affected by the bill and is responsible, in cooperation with such agencies, for the preparation of the fiscal note. The DOR's Division of Municipal Finance is responsible for the preparation of fiscal notes for bills affecting cities and towns.

The Department of Administration/State Budget Office is required by law to produce a quarterly report to be made public that incorporates actual expenditures, encumbrances, and revenues compared with the projected revenues and appropriations. The report also contains a projection of the fiscal year-end balance.
The State Controller is required by law to administer a comprehensive accounting system that will classify the transactions of State departments in accordance with the budget plan, to prescribe a uniform financial, accounting and cost accounting system for State departments and to approve all orders for disbursement of funds from the State treasury. In addition to his or her other duties, the Controller is required to prepare monthly statements of receipts and quarterly statements of disbursements in comparison with estimates of revenue and allotments of appropriations.
The General Treasurer is responsible for the deposit of cash receipts, the payment of sums, as may be required from time to time and upon due authorization from the State Controller, and, as Chair of the State Investment Commission, the investment of all monies in the State fund structure, as directed by the State Investment Commission. Major emphasis is placed by the General Treasurer on cash management in order to ensure that there is adequate cash on hand to meet the obligations of the State as they arise.
The General Treasurer is responsible for the investment of certain funds and accounts of the State on a day-to-day basis. The State treasury balance is determined daily. In addition, the General Treasurer is the custodian of certain other funds and accounts and, in conjunction with the State Investment Commission, invests the amounts on deposit in such funds and accounts, including but not limited to the State Employees' and Teachers' Retirement Trust Fund and the Municipal Employees' Retirement Trust Fund. The General Treasurer submits a report to the General Assembly at the close of each fiscal year on the performance of the State's investments.
The Finance Committee of the House of Representatives is required by law to provide for a complete post-audit of the financial transactions and accounts of the State on an annual basis, which must be performed by the Auditor General, who is appointed by the Joint Committee on Legislative Services of the General Assembly. This post-audit is performed traditionally on the basis of financial statements prepared by the State Controller in accordance with the requirements of the GASB with specific attention to the violation of laws within the scope of the audit, illegal or improper expenditures or accounting procedures and recommendations for accounting and fiscal controls. The Auditor General also performs an audit of the State's compliance with federal program requirements pursuant to the federal Single Audit Act. The Auditor General also has the power, when directed by the Joint Committee, to make post-audits and performance audits of all State and local public bodies or any private entity receiving State funds.
State Government Organization
General Information
The State of Rhode Island is governed by its Constitution, the present form of which was adopted by the electorate in 1986 reflecting a comprehensive restatement to replace archaic language and to delete repealed provisions of the 1843 Constitution, as well as various other amendments.  Under the State Constitution, the powers of the government are divided into three branches: legislative, executive and judicial.
Legislative Branch
The legislative power of the government is vested in the General Assembly, which consists of a 38 member Senate and a 75 member House of Representatives.  They are constituted on the basis of population and the representative districts shall be as nearly equal in population and as compact in territory as possible.  All members of the General Assembly are elected biennially from senatorial and representative districts and are not subject to term limits.  The General Assembly meets annually beginning on the first Tuesday in January.  The concurrence of the two houses of the General Assembly are necessary for the enactment of laws.
Executive Branch
The chief executive power of the State is vested in the Governor and, by succession, the Lieutenant Governor.  Each is elected for four year terms.  The Governor is primarily responsible for the faithful execution of laws enacted by the General Assembly and for the administration of State government through the Executive Department.  Under the State Constitution, the Governor is granted the power to veto any act adopted by the General Assembly, provided, however, that any such veto can be overridden by a 3/5 vote of the members present and voting of each of the houses of the General Assembly.  The Governor does not have any power of line-item veto.
The State Constitution also provides for the election of three additional general State Officers: the Attorney General, the Secretary of State and the General Treasurer.  The Attorney General represents the State with regard to the investigation, prosecution, and trial of all felony matters, misdemeanor cases, and appellate matters within its jurisdiction.  The Secretary of State administers activities related to elections, legislative records, archives and the distribution and exchange of official State documents.  The General Treasurer is responsible for overseeing the investment of State funds, managing the State Retirement System, the Crime Victim Compensation Program and the Unclaimed Property Program, and the payment of employees and vendors that provide goods and/or services to the State.  All general State Officers are limited to serving two four-year terms in office.
Judicial Branch
The judicial power of the State is vested in the Supreme Court and such lower courts as are established by the General Assembly.  The Supreme Court, appointed by the Governor and confirmed by the Senate and the House of Representatives, has final revisory and appellate jurisdiction upon all questions of law and equity.  The General Assembly has also established a Superior Court, a Family Court, a District Court, a Workers' Compensation Court, a State Traffic Tribunal, and certain municipal courts in various cities and towns in the State.
Local Government
There are 39 cities and towns in Rhode Island that exercise the functions of local general government. There is no county governmental structure in the State of Rhode Island. Local executive power is generally placed in a mayor, or administrator/manager form of government and legislative power is vested in either a city or town council. The State Constitution provides municipalities with the right of self-government in all local matters by adopting a "home rule" charter. Every city or town, however, has the power to levy, assess and collect taxes, or borrow money, only as specifically authorized by the General Assembly. Except for matters that are reserved exclusively to the General Assembly, such as taxation and elections, the State Constitution restricts the power of the General Assembly on actions relating to the property, affairs and government of any city or town which has adopted a "home rule" charter, to general laws which apply to all cities and towns, but which shall not affect the form of government of any city or town. The General Assembly has the power to act in relation to a particular home rule charter city or town, provided that such legislative action shall become effective only upon approval of a majority of the voters of the affected city or town. Section 44-35-10 of the General Laws requires every city and town to adopt a balanced budget for each fiscal year.  Local governments rely principally upon general, real and tangible personal property taxes, automobile excise taxes, and state aid for provision of revenue.
Since 1985, cities and towns had been prohibited by Section 44-5-2 of the General Laws of the State from imposing a tax levy or tax rate, which increases by more than 5.5% over the previous year's levy or rate. The statute authorized tax levy or tax rate increases of greater than 5.5% in the event that the amount of debt service required to service present and future general obligation debt of the city or town increased at a rate greater than 5.5%. The statute also provides for the certification by a state agency of the appropriate property tax base to be used in computations in any year when revaluation of property is being implemented. Provisions of Section 44-5-2 also included authorization to exceed the 5.5% limitation in the event of loss of non-property tax revenue, or when an emergency situation arose and was certified by the State Auditor General. In such an emergency situation, the levy in excess of a 5.5% increase had to be approved by a majority of the city or town governing body or electors voting at the financial town meeting. The statute was amended to clarify that nothing in the tax levy cap provisions was intended to constrain the payment of obligations of cities and towns. The power of the cities and towns to pay their general obligation bonds and notes is unlimited and each city or town is required to levy ad valorem taxes upon all the taxable property for the payment of such bonds and notes and the interest thereon, without limitation as to rate or amount.
During the 2006 session of the General Assembly, significant amendments to Section 44-5-2 of the General Laws of the State were enacted. The amendments progressively reduce the maximum property tax levy from a 5.5% increase over the prior year levy to 4.0% in the year 2013, while expanding and clarifying exemptions from the property tax cap. Limitations on the tax rate were removed. The previous property tax limitation applied a 5.5% cap on the tax rate or the levy. In those municipalities where a city or town council has final tax levy approval, a four-fifths vote would be required to exceed the applicable cap. In the case of a city or town having a financial town meeting, the majority of the electors present and voting at the town financial meeting shall also approve the excess levy. The act also capped the amount of funds requested by a school committee of a city or town at the same rate of increase as the maximum tax levy increase. The act also broadened the definition of state mandates on municipalities and restricted the flexibility of the Governor or Legislature to forego reimbursement of State mandates.
Status of Pension and OPEB Plans Administered by Municipalities
The Office of the Auditor General completed an initial review in 2007 of the fiscal health of the various locally-administered defined benefit pension plans covering Rhode Island municipal employees. Updated reviews have been completed in March 2010 and September 2011, which also includes an assessment of the status of other post-employment benefit plans offered by municipalities. Twenty-four communities have created 36 pension plans, which they administer for their employees. The State Auditor General considered 23 locally administered pension plans to be at risk, twelve were considered most at risk because the plans were significantly underfunded and annual contributions were significantly less than annual required amounts. The collective funded ratio of the plans decreased from 43%, as reported in March 2010 to 40%, as reported in the September 2011 update. Total assets collectively held by these 36 pension plans were $1.4 billion (as reported in their fiscal 2010 audit reports or more current valuations when available). The collective unfunded actuarial liability for future benefits under these locally-administered plans was approximately $2.1 billion (as of the most recent actuarial valuation referenced in their June 30, 2010 financial statements or more current valuations when available).
The Office of the Auditor General's September 2011 report further summarized the status of other postemployment benefit ("OPEB") plans administered by municipalities for their employees. The actuarial value of assets held by these plans was $27.5 million and the collective unfunded actuarial accrued liability for future benefits was nearly $3.5 billion (as of the most recent actuarial valuation referenced in their June 30, 2010 financial statements). The collective funded ratio of the locally-administered OPEB plans was less than 1%. The State Auditor General made a number of recommendations to improve the funded status of the locally administered pension and OPEB plans.
In November 2011, the General Assembly enacted reforms to state pensions through passage of the Retirement Security Act of 2011, and provided for a Study Commission to be established to review existing legislation and pension plan administrative practices and to make recommendations for the improved security and funding of locally administered plans and other post-retirement benefit obligations of cities and towns.  The commission consists of fourteen (14) members, and began meeting on January 25, 2012.  In accordance with the act, Rhode Island municipalities with locally administered plans must submit an Actuarial Experience Study and Actuarial Valuation Study to the Commission by April 1, 2012.  Documents submitted by the municipalities are under review by the Department of Revenue ("DOR") and the Office of the Auditor General.  Municipalities whose pension plans are deemed to be in "critical" status (below 60% funded) must notify the plans' participants & beneficiaries, the General Assembly, the Department of Revenue, the Auditor General and the General Treasurer within 30 days following that certification.  In addition, municipalities with plans in critical status are required to submit within 180 days of sending the critical status notice to the Commission a reasonable alternative funding improvement plan to emerge from critical status.
The Commission developed guidelines to assist municipalities whose locally-administered pension plans are deemed to be in critical status and is providing support to municipalities.  Up until the Commission's final recommendation report released in January 2015, all municipalities that had a pension plan in critical status had submitted a Funding Improvement Plan to the Commission.  All Funding Improvement Plans were reviewed by the Commission through January 2015.
On January 9, 2015, the Commission issued its report to the Governor and the General Assembly.  According to the executive summary, 22 plans were still in critical status, but as of February 2017, this number had decreased to 18, based on an analysis by the Division of Municipal Finance.  The Division of Municipal Finance continues to monitor all local plans and receives report submissions.  Please note that Central Falls was not required to submit a Funding Improvement Plan, pursuant to Sec. 45-65-4(4), which excludes certain plans from the provisions of this chapter.
The Commission made 11 recommendations, most with broad or general consensus.  Recommendations with broad consensus include: establishing an oversight board, expanding proposed budget language in the municipal disclosure process, continued funding of the municipal incentive aid program, and continued monitoring of OPEB plans.  There was general consensus for expanding legislation requiring fiscal impact statements, requiring an annual funding notice, studying the feasibility of administering a voluntary program to invest plan assets, developing a voluntary Municipal Employees' Retirement System (MERS) pathway and consideration of funding improvement plans for OPEB. Recommendations to expand the criteria for oversight under the fiscal stability act and establishing a state-wide OPEB trust had less consensus among the commission members but were nevertheless recommended and included as items for further study and discussion.
In June 2016, the General Assembly enacted legislation establishing an advisory council for oversight and reporting on the status of locally administered pension plans.
The advisory council consists of the General Treasurer, serving as the chairperson; the auditor general; a representative of organized labor appointed by the governor; a representative of the Rhode Island League of Cities and Towns; and the Director of Revenue or his designee from the Division of Municipal Finance.

On or before April 30 of each year, the advisory council is required to provide the Governor and both chambers of the general assembly an annual report "performance dashboard" of all pension plans used by either the State or any municipality or municipal employees.  For each plan, the dashboard must include fund performance for each plan's most recently completed and previous five and ten fiscal years, the total percentage of the plan that is funded, the percentage of administrative costs of the fund as measured against the fund's assets, the assumed and projected rates of return for the funds, and the municipality's capacity to pay the required funding payment as a percentage of their tax levy ratio.
The report will be accompanied by an opinion prepared by the General Treasurer regarding the sustainability of each plan and any potential areas of concern.
State Oversight for Municipal Fiscal Stability
In June 2010, the General Assembly enacted "An Act Providing for the Financial Stability of Cities and Towns" ("Fiscal Stability Act") to provide a mechanism for the State to work with cities and towns undergoing financial distress that threatens the fiscal well-being, public safety and welfare of such cities and towns, or other cities and towns or the State, and to provide stability to the municipal credit markets for Rhode Island and its cities and towns through a predictable, stable mechanism for addressing cities and towns in financial distress.
The Fiscal Stability Act was a result of the display of fiscal weakness in several communities, culminating with the City of Central Falls filing for judicial receivership in the Rhode Island Superior Court on May 18, 2010. Under the Fiscal Stability Act, Central Falls moved from having a judicially-appointed receiver to a state appointed receiver (the "State Receiver").  The State Receiver appointed by the Director of Revenue pursuant to the Fiscal Stability Act, filed for federal bankruptcy protection on August 1, 2011, see "Central Falls Bankruptcy" below.  The State has a compelling interest in the fiscal health of Rhode Island municipalities. The Fiscal Stability Act gives the State, acting primarily through the Department of Revenue, the power to exercise varying levels of support and control depending on the circumstances. The Fiscal Stability Act repeals Chapter 45-9 relating to Budget Commissions in its entirety and creates three levels of state oversight and control. The three levels are: fiscal overseer, budget commission, and state receiver. If the director of revenue determines in consultation with the Auditor General that a city or town is facing a fiscal emergency and that circumstances do not allow for the appointment of a fiscal overseer or a budget commission, the Director of Revenue may appoint a receiver without first having appointed a fiscal overseer or budget commission.
The Fiscal Stability Act also prohibits municipalities from filing for, or being placed into, either voluntarily or involuntarily, judicial receivership and clarifies that the Superior Court has only limited jurisdiction to ratify certain actions taken prior to the enactment of the legislation upon the request of the Director of Revenue and to take such further actions as may be necessary to ensure an orderly transition. When the Director of Revenue abolishes a fiscal overseer, budget commission or receiver of a city or town as the case may be after determining in writing that the city or town's fiscal stability has improved to a level that said fiscal overseer, budget commission or a receiver is no longer needed, the city or town must create and maintain for a period of five (5) years a department of administration and finance which shall be responsible for the overall budgetary and financial administration of the city and town.  The division of municipal finance must submit a list of three (3) names to the elected chief executive officer of the city or town who must appoint one of those individuals for a period of not more than five (5) years as the officer who shall be responsible for the department of administration and finance.  The appointment and removal of said officer must be approved in writing by the Division of Municipal Finance.  The Fiscal Stability Act applied retroactively to May 15, 2010.  During the 2011, 2013 and 2014 legislative sessions, the Act was amended; those amendments are discussed below.

Bills were introduced during the 2011 session at the request of the Department of Revenue to address issues in connection with the Fiscal Stability Act that have arisen during the course of the Central Falls receivership.  Two of those bills enacted as Chapter 277 of the Public Laws of 2011 and its companion Chapter 269 of the Public Laws of 2011 as amended two section of current law (R.I. Gen. Laws Sec.45-12-1 and R.I. Gen. Laws Sec.45-12-22.4) to (i) permit a pledge of general fund revenues of cities and towns to the payment of general obligation debt and lease appropriation debt of cities and towns; (ii) make any municipal or district employee or official who intentionally violates the law personally liable to the city, town or district for amounts not expended in accordance with such appropriations and make said employee or official subject to removal; and (iii) prohibit a municipality from issuing pension and Other Post-Employment Benefits (OPEB) debt without approval of the State Auditor General and Director of the Department of Revenue.  The purpose of the bills is to enhance capital market access for cities, towns and districts.  Both bills were passed by the General Assembly and were enacted into law.  The bills took effect upon passage and apply to general obligation bonds and other financing obligations issued by cities, towns and districts including those issued prior to the date of enactment.
Two other bills, enacted as Chapter 279 of the Public Laws of 2011 and its companion Chapter 304 of the Public Laws of 2011 as amended "clean up" some provisions of the Fiscal Stability Act which was passed during the last legislative session, and (i) clarify that the receiver - as well as budget commissions - is entitled to exercise all power that elected officials may exercise under applicable laws; (ii) prohibit expenditures by elected officials in excess of appropriations and provide that any elected official who intentionally violates that provision will be personally liable for those expenditures; (iii) clarify that powers of the city or town council exercisable by resolution or ordinance will be exercised by order of the receiver; (iv) provide that the state shall indemnify fiscal overseers, budget commission members and receivers arising out of actions taken by them except in instances of malfeasance or gross negligence and provide that said individuals will not be subject to any civil liability for any actions taken or omitted in the course of performing their official duties and that they shall not be subject to prosecution or have any liability for misdemeanor violations of criminal laws for actions taken or omitted in the course of performing official duties under chapter 45-9; (v) provide that any person who violates the law or ignores a written demand made by a fiscal overseer, budget and review commission, receiver or administration and finance officer would be required to pay the reasonable attorney fees incurred to seek enforcement or compliance with the written demand; and (vi) clarify that the law would not pre-empt or restrict the powers and remedies available to a state-appointed receiver under Chapter 9 of Title 11 of the United States Code and the receiver's ability to exercise such powers and remedies on a municipality's behalf in such a federal proceeding.
During the 2013 legislative session of the Rhode Island General Assembly, two bills were passed and enacted as Chapter 347 of the Public Laws of 2013 and its companion Chapter 246 of the Public Laws of 2013 which modified the Fiscal Stability Act in those instances where there is State oversight under the Act but the municipality had not been placed in a Chapter 9 bankruptcy.  (In those instances where a municipality had been placed in a Chapter 9 bankruptcy, the law was changed in 2013 to require the State to reimburse the municipality for 50 percent of the cost of the Administration and Finance Officer.)  Under the 2013 amendments, the Act was changed in the following material ways where a municipality had been under State oversight but the municipality had not been placed in a Chapter 9 bankruptcy: (i) instead of an Administration and Finance Officer, a Finance Advisor is to be appointed for a five (5) year period upon the termination of a fiscal overseer, budget commission or receiver; (ii) the Finance Advisor is to be appointed by the Director of Revenue, and report to the Director of Revenue but is an employee of the municipality; and (iii) the Finance Advisor is responsible for monitoring the overall budgetary and finance administration and fiscal health of the municipality.  The cost of the Finance Advisor will be shared 50/50 by the State and the municipality.  The 2013 amendments to the Act do not impact the existing Administration and Finance Officer in Central Falls, except to provide that the State reimburses the municipality 50 percent of the cost for that position.

During the 2014 legislative session of the General Assembly, three bills were passed which modified the Fiscal Stability Act.  House bill H-7943 and its companion bill S-2974 provide for a member of a town or city council to be elected to serve on a budget commission. (Prior to that change, it was the town or city council president.)  House bill H-8291 Substitute A and its companion bill S-3115 provide that for a municipality where a State receiver has been abolished because of a Chapter 9 bankruptcy filing, the director of information technology and the director of human resources would not report to or be under the direction of the Administration and Finance Officer for the municipality.
Lastly, House bill H-7944 Substitute A, as amended, and its companion bill S-2778, as amended, extend the provisions of the budget commission chapter to include/cover fire districts and also provide additional financial reporting requirements for fire districts, which requirements are similar to those applicable to cities and towns.
Central Falls
In June 2011, the City of Central Falls (the "City") adopted a budget of $21.6 million.  Subsequently, the City was estimated to have a structural deficit of $6.1 million for FY 2012.  The adopted State FY 2012 budget includes no appropriation to Central Falls to enable the City to close its cumulative deficits and its estimated FY 2012 deficit.  As of June 2010, the City had approximately $79 million in unfunded pension and health insurance liabilities.  As a part of his efforts to balance the budget and resolve the deficit, the State Receiver sought major concessions from retirees and union groups, proposing to cut approximately $2.5 million from the budget through cuts to pensions and payments for retiree health care benefits, as well as other cuts.  The concessions were not achieved and as a result the State Receiver filed for federal Chapter 9 bankruptcy protection for the City of Central Falls on August 1, 2011.
On September 22, 2011, the City filed a plan of debt adjustment with the Bankruptcy Court.  The plan of debt adjustment provided for balanced budgets for Fiscal Years 2012-2016.  After September 22, 2011, the City reached new collective bargaining agreements with (1) the Central Falls Police Department, Fraternal Order of Police, Central Falls Lodge No. 2, (2) the International Association of Fire Fighters, Local 1485, AFL-CIO, and (3) the Rhode Island Council 94, American Federation of State, County and Municipal Employees AFL-CIO, Local 1627.
The City also reached a settlement with the retirees which provided for permanent cuts in their pensions of up to 55%.  The agreement required the Director of Revenue to seek legislation from the General Assembly granting a $2.6 million appropriation to be disbursed by the City over a period of five years such that the combined supplemental transition payment and the reduced retirees' pensions would result in a reduction of no more than 25% over that five year period.  The General Assembly passed 2012-H 7323 Substitute A, as amended (FY 2013 Budget Bill) and Governor Lincoln Chafee signed it into law on June 15, 2012.  Article 22 of the Budget Bill provided for the $2.6 million dollar appropriation.
In the 2014 Session of the General Assembly, H-7776 sub A and S-2332 sub A were enacted.  These bills stipulate that the "state shall annually appropriate sufficient funds to the restricted account for the city of Central Falls to supplement the city's funding for payments to Central Falls retirees in order that they continue to receive seventy-five percent (75%) of their base pension benefit as of July 31, 2011…".  Annual general revenue appropriations will be required beginning in FY 2017 in an estimated amount of $328,561.  Total projected funding through FY 2045 is estimated at $4.9 million.
One important issue in the Bankruptcy Court was whether the Central Falls School Department was a department of the City.  On March 23, 2012, the Bankruptcy Court determined that the Central Falls School District is not part of the City of Central Falls.

The above-referenced plan of debt adjustment filed with Bankruptcy Court on September 22, 2011 did not account for the subsequently-agreed upon collective bargaining agreements with the three (3) municipal unions and the settlement agreement with the retirees.  On June 15, 2012, the City filed an amended plan of debt adjustment and then, to respond to concerns expressed by the Bankruptcy Court, filed a Second Amended Plan of Debt Adjustment on July 10, 2012, a Third Amended Plan of Debt Adjustment on July 23, 2012, and a Fourth Amended Plan of Debt Adjustment on July 27, 2012.  The Fourth Amended Plan of Debt Adjustment was confirmed by the Bankruptcy Court by confirmation order entered on September 11, 2012.  Over 99% of the creditors that voted on the plan, voted to accept the plan.  Not a single creditor filed an objection to the plan.
The Fourth Amended Plan of Debt Adjustment became effective on October 25, 2012 and the City of Central Falls emerged from bankruptcy on that date.  Under the plan, the City will have court-ordered balanced budgets for Fiscal Years 2013, 2014, 2015, 2016 and 2017 and imposes a 4.0% property tax increase in each of those five years.  Also, as a result of the agreement with the retirees, the City's five-year budget plan contains affordable pay as you go pension and retiree health insurance costs based upon the restructured plans.
Counsel for certain members of the Central Falls city council field a motion seeking to terminate the receivership.  Counsel for the state filed an objection to that motion on the grounds that the Director of Revenue was not yet able to make the required determination under the Fiscal Stability Act that the receivership was no longer necessary.  In response, the Rhode Island Superior Court (Judge Silverstein) entered an order requiring the parties to participate in mediation to attempt to resolve their differences.  A mediator was appointed and the mediation commenced on February 4, 2013.  The mediation was not successful in resolving the issues between the parties.  In April, 2013, the Director of the Department of Revenue, finding that the financial condition of Central Falls had improved to a level such that a receivership was no longer necessary, terminated the receivership effective as of that date.  After posting the position of Administration and Finance Officer and conducting interviews, the division of municipal finance recommended the names of candidates to the Mayor of Central Falls. The Mayor appointed an Administration and Finance Officer for the city in April, 2013.  The State provides 50% of the funding for this position.
One litigation matter relating to the Central Falls receivership and bankruptcy remains pending.  In a decision by the Rhode Island Superior Court in June, 2015, that court held that the City of Central Falls was liable to indemnify certain elected officials for their reasonable attorney's fees and expenses that were incurred as a result of their legal challenge to the Fiscal Stability Act.  The City of Central Falls then filed a motion in the United States Bankruptcy Court for the District of Rhode Island seeking a determination that those elected officials were barred from collecting on their indemnification claims against the City because they had failed to timely file proofs of claim in the Chapter 9 case as required by federal bankruptcy cal.  The federal bankruptcy court entered an order on November 12, 2015 holding that the indemnification claims of the elected officials were discharged.  Thereafter the elected officials sought an order from the Rhode Island Superior Court requiring that the elected officials' attorney's fees and expenses be paid by the State of Rhode Island.  Counsel for the State has vigorously denied that the state has any legal obligation to indemnify the elected officials for those fees and expenses and has vigorously defended against those claims.  The matter was briefed by the parties in the summer of 2016.  The parties are awaiting a decision from the Superior Court with respect to this matter.  An appeal of the Superior Court decision to the Rhode Island Supreme Court is likely regardless of which side prevails.

East Providence
In November 2011, the Director of Revenue determined, in consultation with the Auditor General, that the City of East Providence was facing fiscal deficits and cash shortfalls of such a magnitude that the appointment of a fiscal overseer under the Fiscal Stability Act was required.
The fiscal overseer concluded that East Providence (1) was unable to present a balanced municipal budget; (2) faced a fiscal crisis that posed an imminent danger to the safety of the citizens of the City and/or their property; and (3) would not achieve fiscal stability without the assistance of a budget commission.
In December 2011, the Director of Revenue established a budget commission under the Fiscal Stability Act thereby placing the finances of East Providence under the jurisdiction of that commission.  The Budget Commission has assumed responsibility for all budget and financial matters.  On September 9, 2013, the Director of Revenue determined that the fiscal health of the City improved to a level that the oversight of a Budget Commission was no longer needed.  The last scheduled meeting of the Budget Commission was held on September 16, 2013.  At the same time, the Director appointed a Finance Advisor for the City as required by R.I. Gen. Law Sec. 45-9-10, as amended during the 2013 legislative session.  The appointment was effective as of September 16, 2013.  The State provides 50 percent of the funding for this position.
Woonsocket
In April 2012, the Woonsocket City Council passed an ordinance requesting that the Rhode Island General Assembly pass enabling legislation to allow the City to assess and collect a supplemental tax.  While the legislation was introduced, the General Assembly did not pass the legislation.  Subsequently, in May 2012 the Mayor and City Council made a joint request to the division of Municipal Finance to establish a Budget commission for the City.  That request was approved.  On May 29, 2012, the Director of the Department of Revenue, in consultation with the Auditor General, appointed a Budget Commission pursuant to R.I. Gen. Laws 45-9-5 thereby placing the finances of Woonsocket under the jurisdiction of that commission.
The Budget Commission crafted a five year plan for the City that if adhered to, will maintain structural stability in the City.  On March 19, 2015, the Budget Commission voted to request the Director of Revenue disband the Commission.  Subsequent to the Commission's request, the Director of Revenue approved of the Commission disbanding and appointed a Finance Advisor for the City as required by R.I. Gen. Laws Sec. 45-9-10, as amended during the 2013 legislative session.  The appointment was effective as of March 20, 2015.  The State provides 50 percent of the funding for this position.
Coventry (Anthony) Fire District
The Coventry Fire District has stated that the district has a current operating deficit, as well as a cumulative deficit from prior years.  On June 17, 2015, the voters of the district voted (i) to reject a supplemental tax increase of $600,000 and (ii) to dissolve the district by the end of the year.  The fire district board is currently assessing its legal options, and the State of Rhode Island has not intervened pursuant to the Fiscal Stability Act.
Central Coventry Fire District
During the 2014 legislative session, the General Assembly amended the Fiscal Stability Act to extend its provisions to fiscally distressed fire districts.  At the time, the Central Coventry Fire District ("CCFD") was under judicial receivership and had been scheduled for liquidation.  Pursuant to the Fiscal Stability Act as amended, the CCFD is currently under the oversight of the State.  On May 6, 2014, the

Director of Revenue appointed a Receiver who is working to achieve fiscal stability for the fire district.  In December 2014, the fire district filed for Chapter 9 bankruptcy.  The Receiver continues to negotiate with unions and other creditors in order to restore financial stability.  On June 1, 2015, the Receiver for the fire district notified the Court of outstanding challenges that remain in submitting a viable restructuring plan.
The receivership was terminated effective October 1, 2015.  Given the financial distress of the CCFD, the Acting Director of Revenue directed the Receiver to file a motion to dismiss the chapter 9 petition.  The U.S. Bankruptcy Court for the District of Rhode Island granted the motion and the dismissal was effective on October 1, 2015.  The receivership and legal costs, which were paid by the State, amounted to approximately $1.2 million.  The Receiver and the Acting Director determined that for a number of reasons it was not likely that a viable restructuring plan could be achieved and successfully implemented.  No reimbursement of these costs has been received and it is unlikely the CCFD will reimburse the State for these costs.
City of Providence
The City of Providence reported a cumulative deficit position of $13.5 million at June 30, 2015 ($8.7 million FY 2015 beginning cumulative deficit, $4.8 million FY 2015 operating deficit).  Pursuant to the requirement of R.I. General Laws 45-12-22.3, any accumulated year-end deficit shall be eliminated over no more than five years, in equal or diminishing amounts.  The City submitted a deficit reduction plan on January 26, 2016, to eliminate the cumulative deficit of $13.5 million to the Office of the Auditor General.  The plan submitted by the City projects eliminating the FY 2015 beginning cumulative deficit by the close of FY 2017 by reducing it by approximately $4.3 million per year for by FY 2016 and FY 2017.  In addition, the plan projects that the City will eliminate the FY 2015 operating deficit over a five year period by reducing it annually by approximately $1.0 million per year, from FY 2017 through the close of FY 2021.
In a letter dated January 29, 2016, the Office of the Auditor General declared the plan generally acceptable and consistent with the statute and added certain requirements for the City to adhere to:
•
Monthly status meetings with the Office of the Auditor General, Division of Municipal Finance, the City's Finance Director and other members of the City administration shall continue for the purpose of receiving updates on the City's budgetary compliance, financial situation, and progress in eliminating the deficit at least through the close of FY 2016.

•
Upon determination that the City projects an unfavorable variance from the enacted fiscal year budget plan such that the planned "surplus" or deficit reduction amount may not be achieved, the City will develop a plan within 30 days to correct the budget imbalance and achieve the same targeted amount of deficit reduction for the fiscal year as outlined in the approved deficit reduction plan.

The City Council of the City of Providence adopted and approved the Deficit Reduction Plan as submitted to the Office of the Auditor General on March 8, 2016.
The City of Providence recognized a $10.28M operating surplus in FY 2016 and as a result reduced their cumulative deficit to $3.16M.  The City has budgeted additional deficit reduction contributions in FY 2017 and the City expects to have an operating surplus by the end of FY 2017.  According to the Division of Municipal Finance, progress on these operating measures, the City still faces an unfunded liability for its locally-administered pension plan of roughly $1 billion and for its OPEB liability of another $1 billion.  Such structural challenges without tangible long term solutions remain a concern for the State.

Local Tax Relief
In 1998, the General Assembly enacted measures designed to phase out, over a number of years, two separate components of the local property tax levy. One is the local levy on inventories. The phase out period spanned ten years and progressively eliminated 10% of the tax levy each year until it was totally phased-out as of FY 2009. Local communities were to be reimbursed for lost revenues from the inventory tax through the State's General Revenue Sharing program, which was to have increased from 1.0 percent of tax revenues in FY 1998 to 4.7 percent in FY 2009. Expanded sharing of State revenue was delayed beginning in FY 2003 and all appropriations for general revenue sharing were eliminated beginning in FY 2010. Despite the reductions in state aid, the local reduction in the levy on inventories continued on the original schedule and the tax has now been eliminated.
The other local property tax levy reduced was the local levy on motor vehicles and trailers.  This tax was to be phased out subject to annual review and appropriation by the General Assembly by providing increasing exemptions against the assessed value of all motor vehicles.  Local communities are reimbursed on the value of the exempted amounts and assumed cumulative growth in the tax rate equal to the Consumer Price Index (CPI).  Beginning in FY 2004, however, there was no longer a CPI adjustment for an assumed growth in municipal tax rates.  For FY 2008 and for FY 2009, the first $6,000 in value of a vehicle was exempted from taxation and municipalities were prohibited from applying an excise tax rate higher than the rate applied in 1998.  Municipalities were being reimbursed for the lost revenue resulting from the exemption.  Beginning in FY 2008, municipalities were being reimbursed for 98% of the tax value of the exemption.  During the 2005 Session of the General Assembly, additional video lottery terminals were authorized which were expected to yield additional lottery revenues to the State, a portion of which was to be dedicated to local governments through the Motor Vehicle Excise Tax Reimbursement Program.  In the FY 2010 supplemental budget enacted by the General Assembly, the Motor Vehicle Excise Tax Reimbursement Program was reduced by $18.1 million, approximately 13.4% of the enacted FY 2010 budget amount.  The statute was amended to require reimbursement to communities equal to 88% of the 98% current rate of reimbursement.  For FY 2011, the Governor proposed, in his recommended FY 2011 budget, to eliminate all state appropriations to reimburse local governments for the $6,000 exemption, and included permissive language to allow for taxation by local governments subject to the cap on property tax levy discussed above.  For FY 2011 and thereafter, the General Assembly enacted legislation that mandates a $500 exemption for which the state will reimburse municipalities an amount subject to appropriation.  The legislation further allows municipalities to provide an additional exemption; however, that additional exemption will not be subject to reimbursement.  The General Assembly also removed the provision that restricted municipalities from taxing the difference in the event that the value of a vehicle is higher than the prior fiscal year.  It also allowed for rates to be lowered from the then current frozen levels.
The General Assembly provided $10.0 million in FY 2011 to FY 2017 enacted budgets, as well as the Governor's FY 2018 proposed budget, for the Motor Vehicle Excise Tax Reimbursement Program.  The Assembly did not provide funding for fire districts beyond FY 2010, but for FY 2011 and thereafter, it restored the authority for fire districts to levy a motor vehicle excise tax.
State Aid to Local Communities
The largest category of state aid to cities and towns is assistance programs for school operations and school construction. In addition, the State makes contributions to the Employee Retirement System of Rhode Island on behalf of local districts and charter schools, which partially relieves them of the cost of funding retirements benefits for teachers.
In June 2010, the General Assembly enacted a funding formula to guide education aid payments beginning July 1, 2011 (FY 2012). The formula redistributes current education aid spending among school districts, state operated schools, and charter schools. For school districts that receive more money under the new formula, the increase is being phased in over seven years. For school districts that receive less money under the new formula, the decrease is being phased in over ten years. The funding formula aid program disburses funding to communities on the basis of a number of factors including wealth of the community, the average daily number of students in the community's schools, and the number of children in the community's schools who are eligible for free or reduced price meals.
For FY 2017, not including aid to State-operated schools, the State appropriated $84.95 million in education aid to local school districts and charter schools through the funding formula ($875.9 million with the inclusion of the State-operated Davies Career and Technical High School, the Metropolitan Career and Technical School, and the Rhode Island School for the Deaf).
In addition to redistributing current aid levels, the formula establishes six categories of funding outside of the core formula amount.  These categories are subject to appropriations and may be ratably reduced if demand exceeds the available funding, however they are integral parts of the funding formula and are being funded under a ten-year transition plan.  Under these new categories, the state will pay for the costs of setting up and running career and technical education programs, the costs of pre-kindergarten programs, transportation for out-of-district non-public students and students in regionalized school districts, and the mount of the cost of nay special education student that is above five times the core education aid amount (meaning the cost for a non-special education student who is eligible for the free and reduced lunch program).  Existing permanent bonuses for regionalized school districts will be replaced with temporary bonuses that phase out over two years.  Lastly, the State will match funding for the Central Falls School Department from the City of Central Falls as it gradually resumes paying its required local contribution during a transition period of ten years (currently the State pays 100 percent of the local contribution for Central Falls).  The State appropriated $31.0 million for these categories in FY 2017.
There are also a handful of aid categories still being funded that pre-date the funding formula. In the FY 2017 budget, state general aid support of $6.3 million is provided for internet access, for administering the school breakfast program, for textbooks for non-public schools, for implementation of full day kindergarten, and for a payment based on the number of group home beds in each community.
In addition to reimbursement of school operations costs, State school construction aid is provided at levels ranging from 30% to 95% of the construction cost of new facilities and renovations.  Under current law, the minimum reimbursement percentage is 35% for FY 2013 and thereafter.  The level for each individual community is based upon the relationship between student enrollment and community wealth, and takes into consideration the relative weight of school debt in the particular city or town to its total debt.  The definition of reimbursable expenditures includes capital expenditures made through a capital lease or lease revenue bonds or from a municipality's capital reserve account.  In June 2011, the General Assembly enacted a moratorium on the approval of new projects with the exception of those needed for health and safety issues.  This moratorium ended on May 31, 2015.  The State would appropriate $80.0 million for this category in the FY 2018 recommended budget.  In addition, the FY 2016 enacted budget included $20.0 million from debt restructuring savings in FY 2016 for a new program to be administered by the School Building Authority within the Department of Elementary and Secondary Education for direct loans and grants to school districts for repairs and renovations to school buildings.  A related program would be provided approximately $2.3 million in the FY 2018 recommended budget to provide aid to cities and towns in the construction of libraries.
The final major category of State aid is state funding of teachers' retirement costs.  Both the employer and the employee contribute to the costs of the defined benefit plan that covers teachers throughout the state.  Effective July 1, 2012 there is a defined contribution plan, which features both employer and employee contributions.  For teachers, by Rhode Island law, the employer share is split between the State and the local school district or charter school, with the State paying 40% of the employer share and the local district or charter school paying 60%.  These payments are made directly to the Employees Retirement System of Rhode Island.  The only public school teachers who do not participate in this system are those at State-operated schools that are staffed by state employees and those at schools that are exempt from participating: namely Mayoral Academy charter schools and Metropolitan Career and Technical School.  The FY 2018 budget includes $100.7 million based on projected FY 2018 expenditures.
Other local aid programs include the motor vehicle excise tax reimbursement (as discussed above), payment-in-lieu of taxes (PILOT) program and distressed communities aid program.  The Motor Vehicle Excise Tax Reimbursement Program was funded at $135.6 million in FY 2010 Enacted Budget.  However, this was reduced in the final enacted budget to $117.2 million.  For FY 2011 through FY 2017, the enacted budgets included an appropriation of $10.0 million to local governments for the Motor Vehicle Excise Tax Reimbursement and a reduction of the exemption from $6,000 to $500.  An amount of $10.0 million is also included in the Governor's proposed FY 2018 budget.
The PILOT program authorizes the General Assembly to appropriate and distribute to communities amounts not to exceed 27% of the property taxes that would have been collected on tax exempt properties.  Properties included in this program are non-profit higher educational institutions, non-profit or State-owned hospitals, veterans' residential facilities, and correctional facilities occupied by more than one hundred (100) residents.  The FY 2017 enacted budget included $42.0 million for this program.  The Governor's FY 2018 proposed budget includes an amount of $45.2 million.  Funding by community has been adjusted to reflect changes in tax rates and values, as well as any changes to the exempted tax rolls.  Article 2 of the FY 2015 enacted budget also made changes to the distribution of appropriations under the program to allow for the issuance of the payment on July 31st or following receipt of a municipality's assessment data for the following year's fiscal payment, whichever is later.  This change went into effect as of July 1, 2015.  Furthermore, the 2014 General Assembly granted cities and towns the right to and the method by which they may: (1) tax the real and personal property of a for-profit hospital facility; and/or (2) enter into a stabilization agreement with a for-profit hospital facility.
Also, the State makes payments to communities identified as distressed based upon four different criteria.  As a result of the indices established by Rhode Island General Laws 45-13-12, the following communities will receive funds through the Distressed Communities Relief Fund in FY 2017: Central Falls, Cranston, East Providence, North Providence, Pawtucket, Providence, West Warwick and Woonsocket.  Since Johnston is newly qualifying for the program in FY 2018, they shall be paid 50% of current law requirements the first year it qualifies.  The City of Cranston is falling out of the program in FY 2018.  When any community falls out of the Distressed Communities Relief Fund, it shall receive a one-time payment of 50% of the prior year requirement exclusive of any reduction for first year qualification.
Of the communities identified as distressed, Central Falls was determined to be especially distressed in FY 1991 and in FY 1993 the State assumed full responsibility for funding education in Central Falls.  Appropriations of $10.4 million for the Distressed Communities Relief Fund have been included in the FY 2013 through FY 2016 enacted budgets and has increased to $12.4 million in the FY 2017 revised and FY 2018 proposed Budgets.
State library aid provides financial support for local public library services and for the construction and capital improvement of any free public library.  A portion of library aid is disbursed directly to local libraries, including private libraries, while other aid is disbursed to the individual cities and towns.  Appropriations of $9.4 million are included in the FY 2018 enacted budget.
Rhode Island also distributes to communities the proceeds of a statewide tax imposed on the tangible personal property of telephone, telegraph, cable, express and telecommunications companies.  For

FY 2017 revised budget and in the FY 2018 proposed budget, an amount of $13.6 million was included in the budget.  Funds collected from this tax are distributed to cities and towns within the state on the basis of the ratio of the city or town population relative to the population of the state as a whole.
Also, the State distributes a 1.0 percent means and beverage tax according to the proportion of that tax collected in each community.  For FY 2018, the means and beverage tax is estimated at $28.9 million.  Similarly, the State distributes a 1.0 percent hotel tax, as well as a 25.0 percent local share of the State 5.0 percent hotel tax which, when combined, provide municipalities a 2.25 percent gross receipts tax on the rental of lodging accommodations at hotels, inns and certain bed and breakfast establishments within a municipality.  In FY 2018, an amount of $10.7 million is estimated to be distributed.
The State also provides funds through the Airport Impact Aid to cities and towns which host airports, and expects to distribute a total of $1.0 million in FY 2018.
In the FY 2014 Appropriations Act, the Governor proposed Article 11, known as the "Municipal Incentive Aid Act."  The purpose of this Act is to encourage municipalities to improve the sustainability of their retirement plans and to reduce unfunded liabilities.  Municipalities that comply with the requirements of this Act will receive aid under this new program.  The municipal incentive aid would be distributed to each municipality as a percentage of the municipality's population as compared to the total state population.  The General Assembly enacted an amount of $5.0 million in the FY 2014, FY 2015 and FY 2016 budgets for eligible communities.  There were no funds appropriated in FY 2017 or in the Governor's proposed FY 2018 budget.
The 2014 General Assembly also made changes to the statute governing this program.  The statute provides now that for FY 2015 and each fiscal year thereafter that municipal incentive aid is distributed to eligible municipalities under R.I. General Laws 45-13.2-6, a municipality has to implement the original recommended Funding Improvement Plan (FIP) or an amended FIP pursuant to chapter 45-65, within one month after the close of the fiscal year and have made the required funding payment in compliance with the municipality's adopted FIP(s) and the funding guidelines established by the Pension Study Commission.
Furthermore, the statute now provides that for FY 2014, and in any year thereafter that a municipality is not eligible to receive a distribution under chapter 45-13.2, the distribution that said municipality would have received had it been eligible shall be re-appropriated to the immediately following fiscal year, at which time the amount re-appropriated shall be distributed to said municipality provided that said municipality has satisfied the eligibility requirements of both the prior fiscal year and the then current fiscal year.  In the event that said municipality fails to satisfy the eligibility requirements for the prior and the then current fiscal year by the time that eligibility to receive distributions in the next fiscal year is determined, then the amount that would have been distributed to the municipality for said prior year will be distributed in the month of May among the municipalities that received a distribution in the prior fiscal year, with the share to be received by each municipality calculated in the same manner as distributions were calculated in the prior fiscal year.
The Town of Coventry submitted a funding improvement plan (FIP) for all three of its locally-administered pension plans.  The Town was initially not eligible to receive the Incentive Aid for FY 2014 and FY 2015 because the funding improvement plan for the Coventry School Pension Plan (non-certified school employees) had not been approved by the local governing body.  The Town, working with the school department, trustees, and unions signed a memorandum of agreement with the parties which was approved by the governing body.  Since the Town reached an agreement and the Town Council accepted responsibility for this plan, the Town received the incentive aid for FY 2014 and FY 2015 in May 2015.

The Town of Johnston was not eligible for incentive aid for FY 2015 because they did not fund 100 percent of its ARC as required by the guidelines established by the Pension Study Commission.  Johnston's FY 2015 share of $136,438 has been allocated to the 38 qualifying municipalities in May 2016.
The FY 2016 Municipal Incentive Aid Program cost was budgeted at five million dollars in accordance with RIGL Section 45-13.2-6.  All communities except the Town of Johnston were eligible and have received the funds appropriated.  The above cited law was amended to allow a municipality not meeting the eligibility requirements in the current fiscal year to be eligible to receive the appropriated funds in the following fiscal year, provided the municipality satisfied the eligibility requirements of both the prior and current fiscal years.  The total allocation for the Town of Johnston for FY 2016 was $137,340.  In the event that the Town of Johnston fails to satisfy the eligibility requirement by March 2017, then the amount that would have been distributed to that municipality will be distributed in May 2017 among the municipalities that received a distribution in the prior fiscal year, with the share being calculated in the same manner as distributions were calculated in the prior fiscal year.
State Budgeting Practices for Municipalities
The FY 2013 enacted budget included requirements for fiscally prudent budgeting practices for cities and towns by requiring, for example, cities and towns to provide for a Five-Year Budget Forecast and a fiscal impact statement for changes in health care benefits, pension benefits and OPEB.  This information would be submitted to the Division of Municipal Finance.
The fiscal impact statements to the Division of Municipal Finance has to show changes in health care benefits, pension benefits and OPEB, reflecting the impact on the unfunded liability and ARC, as well as the impact on the Five-Year Forecast.  Fiscal impact statements have to show underlying actuarial assumptions and support for underlying assumptions.
In the enacted FY 2017 Budget, Article 8 made various amendments to State law impacting municipalities.  It implemented a municipal transparency portal and made changes to municipal data reporting, amending R.I. General Laws Section 45-12-22.2 and Section 44-35-10.  The intent of this legislation is to improve required reporting, unify the formatting of the reports, therefore simplifying the reporting, streamline the process for municipalities, and to make municipal data publicly available in a user-friendly manner.  This will be accomplished through a newly created Municipal Transparency Portal, a new electronic interface that will be established on the Division of Municipal Finance's website where municipalities will post financial data directly.
The amendments to the law include that the submission of the currently required quarterly reports will be reduced from four to three, and renamed to "budget-to-actual financial information"; the format of the new "budget-to-actual financial information" is determined jointly by the Division of Municipal Finance, the Office of the Auditor General, and the Commission of Education, in conjunction with input and advice from the municipalities.  Also, currently, there is no audited financial information in a matching format to that of any of the required municipal reporting.  However, under this budget article of the enacted FY 2017 Budget, as part of the annual audited financial statements of a municipality, a municipal data report will be submitted by the municipality through the use of the transparency portal.  The data are included in the municipality's financial statements as supplementary information.
All budget-to-actual financial information, municipal data report, and reports required pursuant to the provisions of Section 44-35-10 have to be submitted to the division of municipal finance through the use of the division's Transparency Portal, once implemented, in the format required by the division, which will be located on the division's website.  The division will create a finalized report and will submit the Transparency Report to the municipality to be signed by the chief executive officer, chief financial officer, superintendent of the school district, and chief financial officer for the school district.  All signed Transparency Reports will be posted to the municipality's website.  The municipalities will provide a copy of the signed Transparency Report to the commissioner of education, the office of the auditor general, the municipality's council president, and the school committee chair.
Article 8 also included eliminating parts of the five-year-forecast report and requiring that the adopted budget survey report and the five-year-forecast be submitted to the Division of Municipal Finance through the use of the transparency portal.  The forecast includes any and all underlying assumptions.
Article 8 also includes language to make available municipal vendor contracts on the Divisions' website.  The amendment to R.I. General Laws Section 42-142-4 is intended to make the Division's website even more user-friendly through the use of web based tools that potentially could enhance shared services amongst municipalities.
Lastly, Article 8 amends R.I. General Laws Section 45-13-12 and requires municipalities receiving State aid through the Distressed Communities Relief Fund to participate in the Income Tax Refund Offset Program.  The intent of this proposal is to increase the collection of overdue taxes in those communities.  The Income Tax Refund Offset Program is a debt collection program administered by the Division of Taxation.  This program allows the Division of Taxation to intercept State income tax refunds and apply them to outstanding liabilities owed to municipal entities.  Participating municipalities typically receive a large number of payments from delinquent taxpayers after the initial notification of this program to delinquent taxpayers.  Currently, fifteen municipalities participate in the refund offset program.  The municipalities are Bristol, Burrillville, Central Falls, Cranston, Coventry, East Providence, Lincoln, Little Compton, North Providence, Pawtucket, Providence, Richmond, Tiverton, West Warwick, and Woonsocket where approximately a combined $2.1 million in delinquent liabilities has been collected since the program started.  This amount does not reflect payment due to notification by those municipalities and only reflects the tax offset collected by the State.
In addition to the above mentioned financial reporting requirements, Rhode Island General Laws Section 45-12-22.2 has been amended to provide that if a budget-to-actual report projects a year-end deficit, a corrective action plan signed by the chief executive officer and chief financial officer must be submitted to the Division of Municipal Finance, the Auditor General and the Commissioner of Education on or before the last day of the month succeeding the close of the fiscal quarter in which budget-to-actual financial information is required.
RI General Laws Section 45-12-22.3 requires that each municipality notify both the Auditor General and the Division of Municipal Finance within 30 days if it is likely that a municipality will incur a deficit.  RI General Laws Section 44-5-22 requires that each municipality submit their certified tax roll to the Division of Municipal Finance no later than the next succeeding August 15.  Local governments would also be required to join electronic reporting and implement the Municipal Uniform Chart of Accounts (UCOA) within six months of State-wide implementation.
The five-year forecast to be submitted to the Division of Municipal Finance includes two scenarios: one scenario would show a baseline forecast, the other forecast would include pensions and OPEB funded at 100 percent of the Annually Required Contribution (ARC), separately for the general and unrestricted school funds.  The forecast also has to show underlying actuarial assumptions.
Financial data, such as quarterly reports, adopted budget surveys and the Comprehensive Annual Financial Report (CAFR) must be submitted to the Division of Municipal Finance within certain timelines as provided under the statute.  Local governments would also be required to join electronic reporting and implement the Municipal Uniform Chart of Accounts (UCOA), within six months of statewide implementation as required under RI Gen. Laws Sec. 44-35-10.  RI Gen. Laws Sec. 44-5-22 has been amended to require each municipality to submit their certified tax roll to the Division of Municipal Finance no later than the next succeeding August 15.  In addition, RI Gen. Laws Sec. 45-12-22.2 requires the chief financial officer of a municipality to prepare a quarterly report certifying the status of the municipal budget.  Each quarterly report submitted must be signed by the chief executive officer, the chief financial officer, as well as the superintendent of the school district and the chief financial officer for the school district.  The report must now be submitted to the city or town council president and the school committee chair.  It is encouraged, but not required, to have the council president and school committee chair sign the report as well.  RI Gen. Laws Sec. 45-12-22.3 has been amended to require each municipality to notify both the Auditor General and the Division of Municipal Finance within 30 days if it is likely that a municipality will incur a deficit.  RI Gen. Laws Sec. 45-12-22.2 has been amended to provide that if a quarterly report projects a year-end deficit, a corrective action plan signed by the chief executive officer and chief financial officer must be submitted to the Division of Municipal Finance, the Commissioner of Education, and the Auditor General on or before the last day of the month succeeding the close of the fiscal quarter.
State Revenues and Expenditures
State Revenues - General
The State draws nearly all of its revenues from a series of non-property related taxes and excises, principally the personal income tax and the sales and use tax, from federal assistance payments and grants-in aid, and from earnings and receipts from certain State-operated programs and facilities.  The State additionally devices revenue from a variety of special purpose fees and charges that must be used for specific purposes as required by State law.
State General Fund Revenues
Personal Income Tax.A resident's Rhode Island taxable income is the same as his or her federal taxable income, subject to specified modifications. A nonresident's Rhode Island taxable income is equal to the nonresident's Rhode Island income less deductions (including such taxpayer's share of the income and deductions of any partnership, trust, estate, electing small business corporations, or domestic international sales corporations). In addition, a non-resident's Rhode Island taxable income is subject to specified modifications that are included in computing his or her federal taxable income. Other modifications are derived from or connected with any property located or deemed to be located in Rhode Island and any income producing activity or occupation carried on in the State. Current law allows the State's Tax Administrator to modify income tax rates in accordance with federal tax law changes when the General Assembly is not in session in order to maintain the revenues upon which appropriations are made.
The State's current personal income tax system begins with federal Adjusted Gross Income (AGI), modified as provided for in current law, and then subtracts an enhanced standard deduction and a personal and dependent exemption amount to arrive at taxable income. Both the enhanced standard deduction and the personal and dependent exemption amounts are subject to phase-out for high income taxpayers. Taxable income is then subject to tax at marginal rates of 3.75%, 4.75%, and 5.99% to yield the Rhode Island tax liability before credits. Under the personal income tax system, eleven tax credits could be taken against the computed Rhode Island tax liability. The tax credits allowed are: a fully refundable earned income tax credit (15% of the federal earned income tax credit effective for the tax year 2017 and thereafter), a property tax relief credit, a lead paint abatement credit, a child and dependent care credit, credit for taxes paid to other states, a motion picture production company credit, a credit for contributions to qualified K-12 scholarship organizations, a historic structures tax credit, a State Invested in Rhode Island Wavemaker Fellowship tax credit, a Rebuild Rhode Island tax credit and a Rhode Island Qualified Jobs Incentive tax credit.

The personal income tax exemption includes an exemption for taxable Social Security benefits and an exemption of up to $15,000 of pension and annuity income for individual filers with federal adjusted gross income of $80,000 or less and for joint filers with federal adjusted gross income of $100,000 or less; provided, that the taxpayer has reached full Social Security retirement age in the tax year in which the exemption is claimed.  These income limitations are indexed for inflation and are currently $81,575 and $101,950, respectively.
In the 2017 Session, the General Assembly approved the Governor's recommendation for the addition of two new Revenue Agent and two new Data Analyst positions in the DOR' s Division of Taxation (the "Division of Taxation"). The addition of these positions is estimated to increase the State's aggregate revenue by $2,000,000, divided among personal income tax, business corporations tax, and sales and use tax. The estimated increase in FY 2018 personal income tax revenue is $750,000. The General Assembly also enacted the State's fifth Tax Amnesty initiative program, effective from December 1, 2017 through February 15, 2018. Under this program, tax filers will not be subject to penalties or prosecution and will pay interest as computed under Rhode Island General Law Section 44-1-7, reduced by 25%. Filers may enter a tax payment plan with the Tax Administrator. The program is estimated to increase FY 2018 personal income tax revenue by $4.3 million.
Sales and Use Tax.  The State assesses a tax on all retail sales, subject to certain exemptions, on hotel and other public accommodation rentals, and on the storage, use or other consumption of tangible personal property in the State. The State sales and use tax rate is 7.0%. Major exemptions from the sales and use tax include: (i) food for human consumption off the premises of the retailer, excluding food sold by restaurants, drive-ins or other eating places; (ii) clothing and most footwear that is sold for less than $250 per item; (iii) prescription medicines and medical devices; (iv) fuel used in the heating of homes and residential premises; (v) domestic water usage; (vi) gasoline and other motor fuels otherwise specifically taxed; (vii) sales of tangible property and public utility services when the property or service becomes a component part of a manufactured product for resale, or when the property or service is consumed directly in the process of manufacturing or processing products for resale and such consumption occurs within one year from the date such property is first used in such production; (viii) tools, dies and molds, and machinery and equipment, including replacement parts thereof, used directly and exclusively in an industrial plant in the actual manufacture, conversion or processing of tangible personal property to be sold; (ix) sales of air and water pollution control equipment for installation pursuant to an order by the Director of the Department of Environmental Management; and (x) sales of boats or vessels; (xi) buses, trucks and trailers used for interstate commerce; (xii) sale of local art; (xiii) sale of electricity and natural gas and heating fuels to businesses; and (xiv) sale of wine and spirits.
In the 2006 Session, the General Assembly passed legislation to conform to the Streamlined Sales Tax Project. The Streamlined Sales Tax Project is an effort created by state governments, with input from local governments and the private sector, to simplify and modernize sales and use tax collection and administration. Effective January 1, 2007, Rhode Island became a full member of the Streamlined Sales and Use Tax Agreement ("SSUTA"). By participating in the SSUTA, Rhode Island now has over 1,000 taxpayers who are voluntarily collecting and remitting use tax for sales into Rhode Island even though they do not have a legal requirement to do so.
In the 2011 Session, the General Assembly passed legislation to reduce the sales and use tax from 7.0% to 6.5% upon the passage of any federal law that requires remote sellers to collect and remit sales and/or use taxes due on purchases made by State residents, effective the first day of the first State fiscal quarter following passage. No such legislation has passed yet at the Federal level and thus the sales and use tax remains at 7.0%.

In the 2017 Session, the General Assembly accepted the Governor's recommendation to increase the excise tax on cigarettes to $4.25 per pack from $3.75 effective August 16, 2017, which impacted the collection of sales tax on cigarettes. In addition, the General Assembly approved the Governor's proposal to require entities connected to remote sales, including catalogs, to either collect and remit sales taxes, provide disclosures to the DOR on sales for which retailers are and are not collecting taxes, or provide notices to consumers or sellers regarding their respective sales and use tax obligations. Subsequent to introduction of the Governor's FY 2018 budget, Amazon, the nation's largest e-commerce retailer, announced it would begin voluntarily collecting sales taxes due on its direct retail transactions with Rhode Islanders beginning February 1, 2017. This initiative is estimated to increase revenue in FY 2018 by $19.7 million.
Business Corporation Tax.The business corporations tax (currently 7.0% of gross revenues) is imposed on corporations deriving income from sources within the State or engaging in activities in the State for profit or gain. Rhode Island's corporate minimum tax was $500 for the period from January 1, 2004 to December 31, 2015. For tax year 2016, Rhode Island's corporate minimum tax was $450, and for tax year 2017, Rhode Island's corporate minimum tax is $400.
In 1996, the General Assembly enacted the Jobs Development Act ("JDA"). Effective January 1, 2015, it provides for rate reductions of 0.2% (up to a maximum reduction of 4.0%) for each 50 new jobs created by eligible firms (each ten new jobs created by a small business concern) for three years past the elected base year. A qualifying job is a 30-hour per week, on average, position that pays at least 150.0% of the prevailing hourly minimum wage as determined by State law. After three years, the rate reduction is set at that of the third year for as long as the third-year employment level is maintained.
The 2014 General Assembly passed legislation that implemented combined reporting with single sales factor apportionment and market-based sourcing of income for all C-corporations. As part of this reform of the business corporation tax, the General Assembly also reduced the business corporations tax rate for C-corporations from 9.0 to 7.0%. In addition, the 2014 General Assembly eliminated the franchise tax for those franchise tax filers paying more than the $500 minimum franchise tax. These changes were effective for tax years beginning after December 31, 2014.
The 2017 General Assembly adopted legislation to change the corporate tax payment schedule to align the State's practices with federal reporting timelines and recognized best practices. The schedule requires four payments and allocates half of estimated payments to each six-month period. Changing the payment schedule will avoid a revenue loss of at least $10.0 million related to how deferred revenue is accounted for in FY 2017, which was identified by the State Controller after completion of the May consensus revenue estimate. The enacted FY 2018 Budget assumes a revenue loss of $0.2 million from this change.
Nursing Facility Provider Assessment.  The State levies a tax on the gross revenues of nursing homes at a rate of 5.5%. In addition, the State levies a 1.5% tax on gross revenues from freestanding Medicaid facilities not associated with hospitals.
Taxes on Public Service Corporations.  A tax ranging from 1.25% to 8.0% of gross earnings is assessed annually against certain foreign and domestic public service corporations described in Title 44, Chapter 13 of the General Laws. In the case of corporations whose principal business is manufacturing, selling or distributing currents of electricity, the rate of tax imposed is 4.0% of gross earnings. For those corporations manufacturing, selling or distributing illuminating or heating gas, the rate of tax imposed is 3.0%. Corporations providing telecommunications services are assessed at a rate of 5.0%. However, 100.0% of the amounts paid by a corporation to another corporation for connecting fees, switching charges and carrier access charges are excluded from the gross earnings of the paying company. In contrast, the tangible personal property within the State of telegraph, cable, and telephone corporations used exclusively for corporate business is exempt from local taxation, but is subject to a State-level personal property taxation program.
Tax on Insurance Companies.  Each insurance company transacting business in Rhode Island must file a final return each year on or before March 1 and pay a tax of 2.0% of the gross premiums on insurance contracts written during the previous calendar year to Rhode Island individuals or businesses. With respect to an out-of-state insurance company, however, the tax cannot be less than that which would be levied by the applicable state or foreign (i.e., non-Rhode Island) jurisdiction on a similar Rhode Island insurance company or its agent doing business to the same extent in such jurisdiction.
The following premiums are exempt from the tax: (i) premiums from marine insurance issued in Rhode Island; (ii) the premiums paid to the insurer that maintains the State's workers' compensation insurance fund, and (iii) the premiums paid to nonprofit medical service corporations, nonprofit hospital service corporations, nonprofit dental service corporations and health maintenance organizations. Insurance and surety companies are exempt from the business corporations tax and annual franchise tax.
Financial Institutions Excise Tax.  For the privilege of doing business as a banking institution during any part of the year, each State bank, trust company, or loan and investment company organized in Rhode Island must annually pay an excise tax. This excise tax is measured as the higher of either: (i) 9.0% of its net income of the preceding year or (ii) $2.50 per $10,000 or a fraction thereof of its authorized capital stock as of the last day of the preceding calendar year. A national bank within the State must only pay the excise tax measured by option (i) above. The minimum tax payable is $100. Mutual savings banks and building and loan associations are subject to the tax.
Banking Institutions Interest Bearing Deposits Tax.  The bank interest bearing deposits tax was eliminated for state and national banks beginning January 1, 1998 and thereafter. A tax rate on deposits held by credit unions continues to apply with a rate of 0.0695 cents for each $100 for institutions with over $150 million in deposits and a rate of 0.0625 cents for each $100 for credit unions with less than $150 million in deposits.
Estate and Transfer Tax.For decedents whose deaths occurred on or after January 1, 2015, the estate tax is an amount equal to the maximum credit allowed under federal estate tax law as it was in effect as of January 1, 2001, provided that a credit is allowed against any tax so determined in the amount of $64,400 (for deaths occurring prior to January 1, 2017) and $65,370 (for deaths occurring on or after January 1, 2017) (equivalent to the taxes owed on an estate with a taxable value of $1.5 million). For all decedents whose death occurred on or after January 1, 2002, any increase in the unified credit provided by 26 U.S.C., subsection 2010 in effect on or after January 1, 2001 shall not apply for Rhode Island estate tax purposes. The threshold estate tax exemption amount applicable to decedents whose deaths occurred on or after January 1, 2010 and prior to January 1, 2015, as well as the estate tax credit applicable to estates of decedents whose deaths occurred on or after January 1, 2015 is indexed to the Consumer Price Index ("CPI") for all Urban Consumers as of September 30 of the prior calendar year. The time period for filing a return is nine months from the date of death.
Cigarettes Tax.  The State's cigarette tax is comprised of a cigarette stamp excise tax, a cigarette floor stock tax, and a tax on the wholesale price of cigars, pipe tobacco, etc. The cigarette stamp excise tax generates over 95% of the total cigarette taxes collected by the State.
The cigarette stamp excise tax rate has increased consistently over the last two decades, most recently on August 16, 2017, when the cigarette stamp excise tax rate was increased from $3.75 per pack of 20 cigarettes to $4.25 per pack.

The rate of tax on the wholesale price of cigars, pipe tobacco, and other tobacco products has also risen over the past ten years, although not as frequently as the cigarette stamp excise tax. On July 1, 2006, the tax on cigars was limited to a maximum of 50 cents per cigar and the tax on snuff was changed to $1.00 per ounce with a minimum tax of $1.20. On April 10, 2009, the other tobacco products tax was increased from 40.0% to 80.0% of the wholesale price. This increase in the wholesale price tax did not affect the maximum tax on cigars or the minimum tax on snuff.
Other Taxes.  In addition to the above described taxes, the State imposes various fees, taxes and excises for the sale of liquor and other alcoholic beverages, controlled substances, the registration of motor vehicles, the operation of pari-mutuel betting, motor carrier fuel use and the conveyance of real estate.
The State also assesses a real estate conveyance tax of $2.50 for each $500 or fractional part of the sale price on sales of a controlling interest in a real estate company where a real estate company is a business that is primarily engaged in the holding, selling or leasing of real estate.
The State assesses an alcohol excise tax of $3.30 per barrel for beer and malt beverages. For high proof spirits, those spirits that contain 15% or more alcohol, the excise tax is $5.40 per gallon. For still wine, the excise tax is $1.40 per gallon, but is reduced to $0.30 per gallon for manufacturers of still wine using instate fruit. The excise tax on low proof distilled spirits and sparkling wine is $0.75 per gallon.
The State's share of the 8.0% rental vehicle surcharge is deposited in the Rhode Island Highway Maintenance Account ("RIHMA"). Motor vehicle operator license and vehicle registration fees are also deposited in the RIHMA beginning in FY 2016 with 25.0% of these fees being transferred in FY 2016, 50.0% in FY 2017, 80% in FY 2018 and 100% in FY 2019.
Departmental Receipts
Licenses and Fees. The largest category of departmental receipts is licenses and fees. This category's prominence in departmental receipts is due largely to the assessment of the hospital licensing fee beginning in FY 1995. Other significant license and fee revenues are derived from the registration of securities, motor vehicle title fees and various professional licenses. Motor vehicle title fees, emission control inspection fees, and good driving record dismissal fees were transferred from General Fund license and fees revenue to the RIHMA beginning in FY 2015.
The hospital licensing fee was first enacted in 1994 and is reinstituted each legislative session. The 2017 General Assembly reinstituted the hospital licensing fee for FY 2018 at a rate of 5.856% of hospital FY 2016 net patient revenues and retained the 37.0% discount on the rate for all Washington County hospitals. The 37.0% discount yields an effective hospital licensing fee rate for Washington County hospitals of 3.686%. The payment of the FY 2018 hospital licensing fee, estimated at $182.0 million, will occur in July 2019.
In the 2015 Session, the General Assembly eliminated the 2.0% surcharge on net patient revenues from imaging services and outpatient health care facilities. Previously, a monthly surcharge of 2.0% was imposed upon the net patient revenue received by every outpatient health care facility and every imaging services provider. In addition, the General Assembly agreed to eliminate licensing requirements for 27 professional licenses issued by the Department of Business Regulation ("DBR"), the Department of Health, the Department of Elementary and Secondary Education, and the Department of Environmental Management.
The enacted FY 2018 Budget eliminates the Department of Labor and Training's apprenticeship fee and includes the transfer of Eisenhower House revenues from departmental receipt revenues under the

Rhode Island Historical Preservation and Heritage Commission to a restricted receipts account under the Department of Environmental Management.
Sales and Services. A second category of departmental receipts is sales and services, which includes rental payments at State piers, board and support payments at the Veterans' Home and revenues derived from the sale of vanity license plates.
Fines and Penalties. A third category of departmental receipts is fines and penalties, such as interest and penalties on overdue taxes.
The enacted FY 2018 Budget includes several new or increased penalties collected by the Department of Labor and Training. The Budget includes $0.1 million of revenue associated with increased penalties for practicing the electrician's trade without a license. The legislation increases the penalties from $500 to $1,500 for the first violation and from $950 to $2,000 for subsequent violations. The Budget also includes $0.3 million of revenue associated with increasing penalties for employers that violate payroll record laws. The penalty for late filing increases from $10 to $25 and the maximum penalty increases from $100 to $200 for any one report. An employer must keep an accurate daily and weekly record of hours worked for all employees. The Budget also includes $150,000 of revenue from penalties on employers that violate wage and hour laws. The legislation establishes penalties from 15% to 25% of the back wages ordered to be paid for the first violation within a three-year period and 25% to 50% of the back wages ordered to be paid for subsequent violations during the same period. Finally, the Budget assumes $100,000 of revenue associated with increased penalties for the misclassification of employees, from $500 to $1,500, for each employee misclassified.
Miscellaneous Departmental Revenues. Miscellaneous departmental revenues include revenues from investment earnings on General Fund balances, indirect cost recoveries, as well as child support payments.
In 2016, the Office of the General Treasurer changed the policy on the treatment of tax refund and other checks issued by the State that remain uncashed after a specified period of time. In the past, these checks were written off in June of the fiscal year and the amount of the checks written off were reverted to general revenues. Effective for FY 2016 and thereafter, the Office of the General Treasurer will turn uncashed tax refund and other State-issued checks over to the unclaimed property program rather than writing the checks off and reverting uncashed amounts to general revenues. The net impact of this change in policy was to reduce miscellaneous departmental receipts revenues by the amount of the checks transferred to the unclaimed property program less the 10% indirect cost recovery charge that is assessed against the unclaimed property program.
Other Sources
The largest component of Other Sources is the transfer from the Rhode Island Lottery. A detailed history of the lottery and the related statutory changes over time can be found below under the heading "Rhode Island Lottery."
The next largest component of Other Sources is the unclaimed property transfer. The unclaimed property transfer reflects funds that have escheated to the State. They include unclaimed items, such as bank deposits, funds held by life insurance companies, deposits and refunds held by utilities, dividends, and property held by courts and public agencies. The General Treasurer deposits escheated funds into the General Fund, with deductions made for administrative costs.

The final component of Other Sources is the other miscellaneous revenues category. This category reflects, among other things, non-recurring receipts that are not recorded in other receipt categories, such as one-time receipts from the securitization of tobacco master settlement agreement payments, settlement revenues and transfers from other State entities.
In the enacted FY 2018 Budget, the General Assembly authorized several transfers of excess reserves from various quasi-public agencies. These include $5.0 million from the NBC, $6.0 million from the RIRRC, $2.6 million from the RITBA, $3.5 million from the RIIB, and $6.0 million from the RIHEBC. The General Assembly also authorized the transfer of $12.5 million from National Grid's 2018 System Reliability and Energy Efficiency Conservation Procurement program, which generates most of its revenues from a legislatively-authorized fee assessed on consumers.
Rhode Island Lottery
The State Lottery Fund was created in 1974 for the receipt and disbursement of revenues of the State Lottery from sales of lottery tickets and license fees. The monies in the fund are allotted for: (i) establishing a prize fund from which payments of the prize are disbursed to holders of winning lottery tickets, the total of which prize payments equals, as nearly as is practicable, 45% of the total revenue accruing from the sale of lottery tickets; (ii) payment of expenses incurred by the Lottery in the operation of the State lotteries; and, (iii) payment to the State's General Fund of all revenues remaining in the State Lottery fund, provided that the amount to be transferred into the General Fund must equal not less than 30% of the total revenue received and accrued from the sale of lottery tickets plus any other income earned from the lottery.
The State retains a percentage of approximately 60.7% of the payout for certain lottery and keno games, and redistributed net terminal income ("NTI") from video lottery games, in accordance with State law. At present, there are two licensed video lottery facilities operating in the State of Rhode Island: (1) Twin River Casino ("Twin River", formerly known as Lincoln Park), and (2) Newport Grand. Twin River has been operating on a 24 hour per day, seven days per week basis since November 2009. Newport Grand does not currently operate on a 24 hour per day basis. In the 2005 Session, the General Assembly passed legislation that allowed the Director of the Division of State Lottery to enter long-term contracts with the owners of Twin River and Newport Grand. The master contract for Twin River froze the retailer's share of video lottery NTI at 28.85% for existing video lottery terminals and 26.0% for additional video lottery terminals (which rates are subject to certain adjustments based on the consumer price index in the 11th through 15th years of the contract term). The master contract for Newport Grand froze the retailer's share of video lottery NTI from existing and additional video lottery terminals at 26.0%. Under State law, table games are only permitted at Twin River, with the State retaining a percentage of the net table game revenue as defined in State law. As of July 1, 2014, the percentage of net table game revenue retained by the State was reduced from 18% to 16%, per State statute, because Twin River's NTI from video lottery games recorded a decline from FY 2013 to FY 2014.
In the fall of 2011, the Division of Lottery commissioned a study (the "Christiansen Study") by Christiansen Capital Advisors, LLC ("Christiansen") to determine the impact that the pending expansion of gaming in Massachusetts might have on Rhode Island's gaming industry and revenues. The Christiansen Study examined nine different scenarios depending on the location of the three destination resort casinos and the one slot parlor in Massachusetts. Under the likely case scenario with table games in operation only at Twin River outlined in the Christiansen Study, the DOR projected that, by FY 2020, casino gaming in Massachusetts will reduce Twin River gross gaming revenues by 37.3% from its FY 2014 level of $462.4 million and reduce Newport Grand gross gaming revenues by 53.2% from its FY 2014 level of $44.7 million. These projected declines in Twin River and Newport Grand gross gaming revenues were estimated to reduce the State's revenues from these facilities by $121.0 million in FY 2020 vis-à-vis the amount the State received from these two facilities in FY 2014. No assurance can be given, however, as to how gaming in Massachusetts, or the overall decline of the casino industry in the Northeast, will ultimately affect revenues generated at Twin River or Newport Grand from table gaming and/or video lottery terminals in the future.
On November 22, 2011, the Governor of the Commonwealth of Massachusetts (the "Commonwealth") signed into law an act that authorized the establishment of three destination resort casinos and one slot parlor in the Commonwealth. The act allows for one destination resort casino in each of three regions in the Commonwealth and a slot parlor at one location in the Commonwealth. Each destination resort casino requires a minimum capital investment of $500 million and must include a hotel. Each destination resort casino must pay to the Commonwealth a licensing fee of $85.0 million and pay taxes at a rate of 25.0% on gross gaming revenue. The slot parlor must pay a $25.0 million licensing fee to the Commonwealth, invest $125 million in the facility that hosts the slot parlor and pay taxes at a rate of 40.0% of gross gaming revenue to the Commonwealth and a rate of 9.0% of gross gaming revenue to the Massachusetts Racehorse Development Fund. Finally, each destination resort casino and the slot parlor must pay an annual licensing fee of $600 for each slot machine in operation at a facility.
The Massachusetts Gaming Commission has awarded licenses for two of the three casinos and the one slot parlor contemplated by the gambling legislation. Licenses have been awarded to MGM Resorts International on June 13, 2014 for a casino in Springfield, Massachusetts, and to Wynn Resorts on September 16, 2014 for a casino in Everett, Massachusetts, which is just outside of Boston. A license was also awarded on February 27, 2014 to Penn National Gaming for a slot parlor in Plainville, Massachusetts, approximately twenty (20) miles from Twin River.
Both MGM Resorts International and Wynn Resorts have paid the Commonwealth the licensing fee for the destination resort casino licenses, and Penn National Gaming has paid $25.0 million to the Commonwealth for its license. Penn National Gaming's slot parlor in Plainville, Massachusetts opened on June 24, 2015. Twin River's revenues were only down by approximately 1.68% for fiscal year 2017, as compared to FY 2016.
With regard to the third resort casino license, the Gaming Commission voted to give developers in New Bedford and Somerset until May 4, 2015 to complete their applications. Developers for the New Bedford site met the deadline, joining developers for a site in Brockton, Massachusetts. The developers for the Somerset site asked for a further extension of the time needed to apply for the license. In the interim, both the voters of Brockton and the voters of New Bedford approved local referendums allowing a destination resort casino to be located in their cities. The Gaming Commission declined to award the license to Brockton.
On September 12, 2015, the Department of the Interior approved the Mashpee Wampanoag Tribe's ("Tribe") application to take certain land into trust. In November 2015, the Tribe acquired 115 acres of land in Taunton, Massachusetts; those acres were part of the 151 acres identified in the Tribe's September 12, 2015 application. On February 4, 2016, a civil lawsuit was filed by a group of Taunton residents against the Department of the Interior in the United States District Court in Boston, Massachusetts challenging the Department's decision to allow the Tribe to take the land in trust. In July, 2016 the court ruled in favor of the East Taunton residents. The Tribe appealed, and on March, 2017, the U.S. Court of Appeals for the First Circuit, granted the Tribe an extension for submitting opening arguments to late April, 2017. It is unclear what, if any, effect this lawsuit will have on the Massachusetts Gaming Commission's decision with respect to the issuance of the third resort casino license.
Newport Entertainment and Leisure, LLC, ("NEL"), a Rhode Island limited liability company, entered into an Asset Purchase Agreement (the "Newport Grand Agreement") with the owner of Newport

Grand, Newport Grand LLC, a Rhode Island limited liability company ("NG LLC"), on or about December 31, 2013 for the purpose of acquiring Newport Grand.
In March of 2015, Twin River Management Group, Inc. ("TRMG"), a Delaware corporation that is the corporate parent of UTGR, Inc., the owner of Twin River, and NEL entered into an agreement under the terms of which the Newport Grand Agreement would be assigned to TRMG. Shortly thereafter, TRMG announced that it had obtained an option to purchase approximately 45 acres of land in the northern part of Tiverton, Rhode Island, approximately 400 feet from the Massachusetts border, and that after its acquisition of Newport Grand, it intended to seek permission to transfer Newport Grand to the Tiverton location. TRMG's goal is to better compete with the imminent threat of casinos in Massachusetts by offering both video lottery and table games at the Tiverton property. To transfer Newport Grand to Tiverton, there would have to be State-wide voter approval and approval by the voters in Tiverton, as well as regulatory approval by the DBR and the DOR Division of Lotteries.
On or about April 24, 2015, Premier Entertainment II, LLC, a Delaware limited liability corporation of which TRMG is the sole member ("Premier"), filed a Facility Permit Ownership Transfer Application ("Application") with the DBR seeking to transfer the facility permit for Newport Grand to Premier. The DBR approved the transfer, subject to certain conditions. On or about July 1, 2015, Premier filed an application for a lottery sales agent license with the Lottery for Newport Grand. The transfer of Newport Grand to Premier occurred on July 14, 2015. TRMG announced on July 24, 2015 that it had completed the acquisition of Newport Grand.
The 2015 General Assembly enacted several changes modifying operating requirements for Newport Grand due to its proposed acquisition and relocation by Premier. The legislation suspends the requirement that Newport Grand maintain 180.0 full-time equivalent (FTE) positions and reduces the required positions to 100.0 FTEs. The total required FTEs at the facility would revert to 180.0 positions in the event that Newport Grand is licensed to host video lottery games and table games at a facility relocated outside of the City of Newport. The General Assembly also reinstituted the enhanced share of video lottery net terminal income for the owners of Newport Grand albeit at a rate of one and nine-tenths (1.9) percentage points effective July 1, 2015 through June 30, 2017. Unlike the previous increase in Newport Grand's share of net terminal income, the funds garnered from the 1.9 percentage point enhanced share must be applied exclusively to marketing expenditures for the facility.
In November 2015, Christiansen updated the Christiansen Study (which had been previously updated in November 2014) of the impact of casino gaming in Massachusetts on Rhode Island gaming revenues. In the 2015 update, Christiansen analyzed the reconfiguration of gaming at Twin River, where there are 272 fewer video lottery terminals in operation, 12 more traditional table games and a poker room with 16 poker tables, and the anticipated addition of a hotel, as well as the relocation of Newport Grand's video lottery terminal operations to a full casino located in Tiverton. These Rhode Island gaming scenarios were analyzed with Massachusetts resort casinos located in Springfield, Everett, Brockton or Taunton, and a slots-only facility located in Plainville. The 2015 update to the Christiansen Study projected that a slots-only facility in Plainville would have a lesser impact than originally projected, primarily due to the reconfiguration of gaming at Twin River. In addition, the 2015 update to the Christiansen Study found that the addition of a hotel at Twin River would increase gaming revenues generated from the video lottery terminals and the table games. The 2015 update to the Christiansen Study projected that the negative impact from resort casino gaming in southeastern Massachusetts will be significantly less with either a resort casino located in Brockton or a tribal casino located in Taunton versus Fall River, as was analyzed when the Christiansen Study was updated in 2014. Finally, the 2015 update to the Christiansen Study projected that the transfer of the gaming operations at Newport Grand to a full casino located in Tiverton would increase gaming revenues to the State; provided such a relocation receives approval via the passage of the State and local referenda discussed above. The 2015 update to the Christiansen Study did find, however, that, if there were both a resort casino in

Brockton and a tribal casino in Taunton, then the economic viability of a smaller full casino in Tiverton would be doubtful to the point that such a casino would likely fail in the face of this level of competition.
In March 2016, the General Assembly passed, and the Governor subsequently signed into law, legislation authorizing referenda questions to appear on the November 2016 ballot with regards to transferring Newport Grand operations to the Tiverton site. The voters approved this referendum question at both the local and State-wide level and thus a new casino is expected to open in early FY 2019. Because the Tiverton Casino will operate 24 hours per day seven days a week, 1.45% of net terminal income will be paid to the Town of Tiverton. Under prior law, the Newport Grand facility was not open 24 hours per day seven days a week and therefore the City of Newport's share of net terminal income was 1.01%. Under the new law, the State's share of net table game revenue will be reduced from 16% to 15.5%. The Town of Lincoln and the Town of Tiverton will each receive 1.0% of the net table game revenue, with the balance going to the casino operator. The new law also guarantees the Town of Tiverton and the Town of Lincoln a minimum of three million dollars ($3.0 million) each year from the combination of net table game revenues and NTI. To the extent that either town does not receive that amount in any State fiscal year, then the State is required to make up the shortfall out of the State's share of NTI and net table game revenue. The guarantee continues in effect so long as both table games and video lottery games are offered at the gaming facilities. It is anticipated that the Town of Lincoln will not receive any payments from the State under this provision because sufficient revenues are anticipated at Twin River to achieve this minimum payment. The casino in Tiverton is not expected to open until Fall of 2018 and thus this provision does not apply at this time.
Historic and Motion Picture Production Tax Credits
The State's Historic Structures Tax Credit has allowed a taxpayer to receive a tax credit equal to up to 30% of the qualified rehabilitation expenditures made in the substantial "rehabilitation of a certified historic structure." To qualify, the application for certification must have been made prior to January 1, 2008. These credits were transferable, could be carried forward for ten years, and could be used to offset the personal income tax or certain business tax liabilities of a taxpayer. In the 2008 Session, the General Assembly enacted legislation that authorized Commerce RI to issue up to $356.2 million in revenue bonds to provide a fund from which the General Fund would be reimbursed for the State's historic tax credit liabilities paid out to taxpayers. Since June 2009, $225 million of bonds have been issued by Commerce RI, which are secured by payment obligations of the State subject to annual appropriation by the General Assembly. Of the remaining $131.0 million of authorized bonds, only $75 million is expected to be issued in FY 2019. The balance was authorized for debt service reserves and cost of issuance and will not be required and therefore will be extinguished.
Under the legislation, such historic preservation projects will generally receive a State tax credit of up to 25.0% of the qualified rehabilitation expenditures incurred by a developer. The maximum credit any one historic rehabilitation project can receive is $5.0 million. The developer must pay a non-refundable fee equal to 3.0% of the estimated qualified rehabilitation expenditures the developer expects to incur for the eligible project. The proceeds from these fees are deposited into the Historic Preservation Tax Credit Trust Fund and are used to reimburse the General Fund for the redemption of historic structures tax credit certificates. Historic structures tax credit certificates can be redeemed against personal income tax, business corporation tax, financial institutions tax, public utilities gross earnings tax, and insurance companies gross premiums tax liabilities.
In addition, the 2013 General Assembly enacted legislation that allowed for the re-use of historic structures tax credits associated with historic rehabilitation projects that were abandoned by developers after being accepted into the reconstituted historic structures tax credit program in 2008. This legislation reallocated $34.5 million of historic structures tax credits that had been previously authorized to new historic rehabilitation projects.

The State's Motion Picture Production Tax Credit program allows a motion picture production company to receive a tax credit equal to twenty-five (25%) of its certified production costs for activities occurring within the State. To avail itself of the tax credit under current law: (i) the motion picture production company must be formed under State law; (ii) the primary locations for the motion picture must be within the State; and (iii) the minimum production budget for the motion picture must be $100,000. The State's Film Office must approve the motion picture and give initial and final certification. In connection with securing final certification, the motion picture production company must submit an independent accountant's certificate listing the costs associated with the tax credit. The motion picture production company "earns" the tax credit in the taxable year when production in the State is completed, and unused credit can be carried over for three years. The credit is assignable and any proceeds received by the motion picture production company for the assignment are exempt from State tax. These tax credits may be used to offset personal income tax, business corporation tax, public utilities gross earnings tax, insurance companies gross premiums tax, and financial institutions tax liabilities. Currently, the Motion Picture Production Tax Credit program is capped at $15.0 million annually and at $5 million per project, which can be waived for qualifying motion picture and TV productions.
Intermodal Surface Transportation Fund Revenues
During the 2014 Legislative Session, the financing mechanism for transportation infrastructure and bridge repairs changed dramatically when the General Assembly enacted Article 21 — Relating to Transportation of the FY 2015 Appropriations Act ("Article 21"). Article 21 created a long-term plan for financing Rhode Island's roads and bridges, along with removal of the authority to toll the Sakonnet River Bridge. Article 21 expanded the RIHMA within the Intermodal Surface Transportation Fund, such that this account will become Rhode Island's primary source for transportation financing, by making several technical changes to existing law and by implementing various funding streams to finance the transportation plan. Various motor vehicle fees, surcharges and tax revenue, which were previously accounted for in the General Fund, are now being deposited in the RIHMA for this purpose.
Article 21 removed authority of RITBA to toll the Sakonnet River Bridge as of June 30, 2014 (the toll was formally removed on June 20, 2014 by order of the Governor). RITBA will continue to control the four bridges in the East Bay (Newport Pell, Jamestown, Mount Hope, and Sakonnet) and a portion of Route 138. To make up for the loss of toll revenue on the Sakonnet River Bridge, Article 21 transferred 3.5 cents ($0.035) per gallon of the State gas tax to RITBA beginning July 1, 2014 to be used for maintenance expenses, capital expenditures and debt service on any of the Authority's projects.
Article 21 made additional changes that resulted in new revenue to the RIHMA, including: (i) authorization to increase the gas tax every other fiscal year equivalent to the increase in the Consumer Price Index (CPI), rounded to the nearest 1.0 cent increment; (ii) transfer of fees collected for the issuance of certificates of title; (iii) transfer of surcharges collected on vehicle rentals; (iv) imposition of a new $25 fee on dismissals based on good driving records; (v) increase of the fee on motor vehicle inspections from $39 to $55, $32 of which will go to the RIHMA; and (vi) transfer of most motor vehicle related fees over a three year period, with 25.0% transferred in FY 2016, 50.0% in FY 2017, 80.0% in FY 2018 and 100.0% in FY 2019. The Governor's recommended revised budget for FY 2018 reduces the transfer from 80.0% to 60.0%, but maintains the requirement for the transfer to increase to 100.0% in FY 2019.
Motor Fuel Tax
The Intermodal Surface Transportation Fund is supported by the State's 33 cents per gallon motor fuel tax. A motor fuel tax is due on the sale of all fuels used or suitable for use in operating internal combustion engines for operating or propelling motor vehicles on the public roadways of the State other than fuel used: (i) for commercial fishing and other marine purposes other than operating pleasure craft; (ii)

in engines, tractors, or motor vehicles not registered for use or used on public highways by lumbermen, water well drillers, and farmers; (iii) for the operation of airplanes; (iv) by manufacturers who use diesel engine fuel for the manufacture of power and who use fuels other than gasoline and diesel engine fuel as industrial raw material; and, (v) for municipalities and sewer commissions using fuel in the operation of vehicles not registered for use on public highways. Taxes paid in prior periods are subject to refund if it is later determined that such tax was not due and payable on the motor fuel purchased.
In the 2014 Session, the General Assembly enacted legislation to index the motor fuel tax rate on a biennial basis to the Consumer Price Index for all Urban Consumers (CPI-U), as published by the United States Bureau of Labor Statistics as of September 30 of the prior calendar year, with the first indexation effective July 1, 2015. This change does not impact general revenue since effective July 1, 2009 the State's General Fund no longer receives any of the revenues generated by the State's motor fuel tax. The indexation of the motor fuel tax rate resulted in an increase in the State's motor fuel tax from $0.32 per gallon to $0.33 per gallon for FY 2016 and FY 2017. There was no increase on July 1, 2017 because of low inflation.
In addition, the State charges a fee of one cent per gallon of motor fuel delivered to an underground storage tank ("UST"). Motor fuel tax receipts fund operating and debt service expenditures of the Department of Transportation, as well as specific portions of transportation-related expenditures of RIPTA and the Department of Human Services ("DHS"). As of FY 2018, the 33 cents per gallon motor fuel tax and the one cent UST fee are allocated as follows: 17.25 cents to the Department of Transportation; two cents to an indenture trustee to support debt service on motor fuel tax bonds; 9.75 cents to RIPTA, of which 9.25 cents are from motor fuel tax and 0.5 cents are from the UST fee; 3.5 cents to RITBA for maintenance expense, capital expenditures and debt service; one cent to DHS for its Elderly and Disabled Transportation Program, and the remaining 0.5 cents from the UST fee to the Department of Environmental Management's UST Replacement Fund.
Dedication of Registration and License Fees
The State dedicates certain registration and license fees to transportation purposes, namely as a piece of the State match used towards the U.S. Department of Transportation's federal highway program. This three-year, phased increase in registration and license fees began in FY 2014. Two-year registration and driver's license fees were each increased by $30 ($10 per year for three-years), while one-year registration fees were increased by $15 ($5 per year for three-years). All existing vehicle registration and license fees, as discussed above under "Other Sources — Intermodal Surface Transportation Fund Revenues," will be transferred to the RIHMA.
Rhode Works Revenues
In February 2016, the General Assembly enacted legislation authorizing the Department of Transportation to construct toll gantries at various locations along the interstate highways in Rhode Island. The revenues generated from these tolls will be deposited to the Rhode Island Bridge Replacement, Reconstruction and Maintenance Fund. Tolls will be assessed electronically only on vehicles classified by the Federal Highway Administration as Class 8 — single trailer, three or four axles up to and including Class 13 — seven or more axle multi-trailer trucks. The maximum toll amount for a one-way border-to-border trip through Rhode Island will not exceed $20 and the daily maximum amount of tolls collected upon the same individual large commercial truck will not exceed $40. In addition, this legislation authorized the Department to borrow up to $300 million in GARVEE bonds through Commerce RI to finance highway improvements, the repayment of which will be derived from and secured by future distributions of federal highway trust funds due to the State. GARVEE bonds in the principal amount of $245,925,000 were issued in the fall of 2016. The State has completed its evaluation of contract proposals for the construction of 14 toll gantries, and the contracts were awarded in May 2017. The State anticipates collections to begin in

March 2018 with two toll gantries, and that the remainder of the gantries in place by December 2018. It has been reported in the press that the Rhode Island Trucking Association intends to file a lawsuit against the State challenging the imposition of the new tolls once the tolling system is operational. It is not possible at this time to predict the potential outcome or the impact on revenues generated by the tolls, if such litigation is filed.
Non-General Revenue Sources
Restricted Receipts
These expenditures reflect various dedicated fees and charges, interest on certain funds and accounts maintained by the State and private contributions and grants to certain State programs. Such receipts are restricted under law to offset State expenditures for the programs under which such receipts are derived.
Federal Receipts
Federal receipts are revenues from the federal government, representing grants-in-aid and reimbursements to the State for expenditures for various health, welfare and educational programs and distribution of various restricted or categorical grants-in-aid.
Federal grants-in-aid reimbursements are normally conditioned to some degree, depending on the particular program being funded, on matching resources by the State ranging from a 50% matching expenditure to in-kind contributions. The largest categories of federal grants and reimbursements are made for medical assistance payments for the indigent (Title XIX, or Medicaid), and a block grant for Temporary Assistance to Needy Families ("TANF"). The federal participatory rate for Title XIX, known as the Federal Medical Assistance Percentage ("FMAP"), is recalculated annually. The major determinant in the FMAP rate calculation is the relative per capita income of the State.
As part of the auditing process for the fiscal year ended June 30, 2017, the Auditor General observed material non-compliance in the administration of certain federal programs, which is reported in the Auditor General's "Single Audit Report" for that fiscal year. The State's Fiscal 2017 Single Audit Report was completed on April 2, 2018. The more significant federal program findings relate to implementation of the RIBridges integrated eligibility computer system, formerly known as the Unified Health Infrastructure Project ("UHIP"), which is used to administer multiple human service programs. As a result, the Auditor General expressed an adverse opinion regarding compliance for three major federal programs in the Fiscal 2017 Single Audit Report. The State has, and will continue to, dedicate substantial resources to resolving these issues in a timely manner.
State Expenditures
Medicaid
Medicaid is a health insurance program jointly funded by the federal government and the states to provide services to low-income children, pregnant women, parents of dependent children, the elderly, and people with disabilities. The federal government's share of expenditures for most Medicaid services is the FMAP. The remainder is referred to as the nonfederal or state share. With passage of the Patient Protection and Affordable Care Act of 2010, commonly referred to as the Affordable Care Act ("ACA") states have the option of expanding coverage to include certain low-income adults with the federal government paying all program costs for the first three years and eventually paying 90% of the total cost. Rhode Island provides Medicaid assistance consisting of medical assistance, residential care, community based services and case management activities to individuals who meet the eligibility criteria established for the various assistance programs operated by the Executive Office of Health and Human Services ("EOHHS") and the four departments under its umbrella: the Departments of Human Services; Behavioral Healthcare, Developmental Disabilities and Hospitals; Children, Youth and Families; and Health.
The FY 2018 revised budget includes $2.834 billion in funding for the Medicaid program across all five State EOHHS agencies, including $1.148 billion in general revenue funding. Overall, Medicaid represents 30.0% of the total FY 2018 revised budget and 30.1% of the general revenue budget.
The FMAP is a calculation with significant impact on state health and human services spending. The formula that determines an individual state's Medicaid rate is based on that state's three-year average per capita income relative to national per capita income and represents the portion of medical services delivered under the Medicaid program that the federal government will contribute. States with a higher per capita income level are reimbursed a smaller share of their costs. By federal law, the Medicaid rate cannot be lower than 50% or higher than 83%. The federal contribution to any state's administrative costs for Medicaid services is set at 50%. For Rhode Island, the projected rate for State FY 2018 is based on one-quarter of the federal fiscal year 2017 and three-quarters of the federal fiscal year 2018 rate, resulting in a rate of 51.34%.
The Rhode Island Consumer Choice Global Compact Waiver, or Medicaid Global Waiver, was approved by the Centers for Medicare and Medicaid Services on January 16, 2009. The Global Waiver establishes a new federal-state agreement that provides Rhode Island with the flexibility to provide services in the least restrictive, most cost-effective way to meet the needs of its citizens. The waiver is effective until December 31, 2018. Programs under the waiver include Rite Care, Rhody Health Partners, Rhody Health Options, Connect Care Choice, home and community based services to elderly residents, residential and community support programs to adults with behavioral health and developmental disabilities, and breast and cervical cancer treatments. This waiver also allows the State to leverage Medicaid for services that were previously only State funded in the Departments of Human Services, Behavioral Healthcare, Developmental Disabilities and Hospitals, and Children, Youth and Families.
On March 23, 2010, President Obama signed the ACA, which provides for national health care reform. The ACA requires most U.S. citizens and legal residents to have health insurance by January 1, 2014, or pay a tax penalty, and expands Medicaid coverage to individuals and families up to 138% of the federal poverty level. It also provides for premium credits and cost-sharing subsidies for individuals and families between 139% and 400% of poverty. The ACA requires most employers to offer medical coverage, includes small business tax credits for employers with no more than 25 employees, and provides for a temporary reinsurance program for employers providing health insurance coverage to individuals over 55 years of age, but who are not eligible for Medicare. The ACA allows young adults to remain on their parents' or guardian's health plan until age 26. Issued regulations state that young adults are eligible for this coverage regardless of any of the following factors: financial dependency, residency with parent, student status, employment or marital status. The law does not require that a plan or issuer offer dependent coverage, but that if coverage is offered, it must be extended to young adults up to age 26. Prior to this change, Rhode Island required insurance plans that cover dependent children to cover unmarried dependent children until age 19, or until age 25 if a student, and if the dependent child is mentally or physically impaired, the plan must continue their coverage after the specified age.
Between 2014 and 2016, the federal government paid 100% of the cost of covering newly-eligible individuals. The benefits were 100% federally funded until January 2017, at which time the Medicaid rate decreased to 95% in calendar year 2017, and will decrease to 94% in 2018, 93% in 2019 and 90% on January 1, 2020 for all subsequent years, requiring a 10% State match.
States are required to maintain the same income eligibility levels through December 31, 2013 for all adults, and this requirement is extended through September 30, 2019 for children currently in Medicaid. For Rhode Island, this requirement applies to Rite Care eligibility for parents who are at or below 133% of poverty and children who are at or below 250%. States cannot take actions to lower enrollment or make eligibility stricter. States can reduce provider fees, but must prove that the reduction will not make it harder for Medicaid patients to get needed care; also, states may eliminate optional benefits.
In September 2011, former Governor Lincoln Chafee issued an executive order to establish the Rhode Island Health Benefit Exchange, renamed HealthSource RI ("HealthSource RI"), the marketplace for purchasing health insurance. The 2015 General Assembly enacted legislation to establish the health benefits exchange as a division within the Department of Administration. It authorizes HealthSource RI to operate a state-based exchange to meet the minimum requirements of the federal act. It authorizes the Department to charge an assessment on insurers, which cannot be more than the revenues that would be raised through the federally facilitated marketplace upon those insurers offering products on the exchange. The assessment is estimated to generate $6.8 million in FY 2018. The budget also includes $2.6 million from general revenues to be used in conjunction with the revenues from the assessment for the operations of HealthSource RI.
HealthSource RI began accepting applications on October 1, 2013. Health plans offered through the marketplace are categorized into tiers based on the level of benefits and cost sharing requirements. Individuals in households with income below 400% of poverty, who are not Medicaid eligible, will receive federal subsidies to reduce the cost of commercial health plans purchased through the Exchange. The 2013 General Assembly created a premium assistance program to aid in the transition to coverage through the Exchange with the State paying 50% of the cost of commercial coverage, after subtracting what the parents are currently paying for Rite Care coverage and any federal tax credits or subsidies that are available.
Principal Governmental Services
Principal State governmental services are functionally divided into six major areas: General Government, Human Services, Education, Public Safety, Natural Resources, and Transportation. They are administered and delivered by fourteen departments, the Board of Education, and several public corporations. All expenditures by such State agencies, including those funded by federal and restricted use sources, are budgeted by the Governor and appropriated annually by the General Assembly. The following paragraphs describe the major functions of State government.
General Government
General Government provides general administrative services to all other State agencies and carries out State licensure and regulatory functions. General Government includes those agencies that provide general administrative services to all other State agencies and those that carry out State licensure and regulatory functions. This function includes most elected officials, administrative agencies, including, but not limited to, the Department of Administration, the DOR, the Department of Labor and Training, the Executive Office of Commerce, and the Board of Elections, and regulatory agencies including, but not limited to, the DBR and the Public Utilities Commission. The three major departments in the General Government function are the Department of Administration, the DOR, and the Department of Labor and Training.
Department of Administration
The Department of Administration is generally responsible for all central staff and auxiliary services for the State, including planning, budgeting, personnel management, purchasing, information processing, accounting, auditing, building maintenance, property management, and labor relations. The Department of Administration directs accounting and fiscal control procedures and is responsible for preparing the State's annual fiscal plan and capital development program. The Department of Administration also administers the

State-wide planning program for the comprehensive development of the social, economic and physical resources of the State. The Department of Administration also includes the Office of Internal Audit, which examines the books of account of all State departments and agencies and determines whether audits should be performed in accordance with a risk based evaluation.
The Department of Administration includes the Office of Energy Resources, which is responsible for coordinating all energy-related matters, including energy security, energy efficiency, renewable energy and natural gas, and HealthSource RI.
Department of Revenue
The DOR includes the Division of Taxation, the Registry of Motor Vehicles, the Division of State Lottery, the Division of Municipal Finance and the Office of Revenue Analysis. The DOR is also responsible for administering certain programs relating to State aid. Programs within the DOR are responsible for the assessment and collection of all taxes; administration and enforcement of all laws pertaining to the operation and registration of motor vehicles; administration of a lottery system; monitoring and reporting on the financial condition of Rhode Island's cities and towns; and assisting cities and towns in financial distress.
Department of Labor and Training
The Department of Labor and Training is responsible for administering benefit payment programs, workforce development programs, workforce regulation and safety programs, and the Labor Relations Board. The Department of Labor and Training is responsible for administering the payment of benefits to qualified unemployed workers from taxes collected from Rhode Island employers under the Employee Security Act. The Department of Labor and Training is also responsible for administering payments to workers under the Temporary Disability Insurance Act and the Worker's Compensation Act. The Temporary Disability Insurance Act provides for the payment of benefits to workers who are unemployed due to illness or non-work related injuries from taxes paid by all employees. The Worker's Compensation Act provides for the payment of benefits to workers who are unemployed due to work related injuries from insurance premiums paid by employers. The Department of Labor and Training also operates Employment Resource Centers located throughout the State, which provide job referral, job placement and counseling; and employment training and support services for adults and youths.
The Department of Labor and Training also enforces wage, child labor, parental and family medical leave laws; examines, licenses and registers professions such as electricians, pipefitters, and refrigeration technicians; and inspects all State buildings, public buildings, and city and town educational facilities for compliance with building codes. The Department also has primary responsibility for the collection of data on employment and unemployment in Rhode Island.
Human Services
Human Services includes those agencies that provide services to individuals, including medical assistance for eligible low-income populations (Medicaid, as described above) by EOHHS, care of the disabled by the Department of Behavioral Healthcare, Developmental Disabilities and Hospitals; child protective and social services provided by the Department of Children, Youth and Families ("DCYF"); health programs at the Department of Health and DHS; and financial assistance and social services provided by DHS.
These departments are collectively under the managerial umbrella of the EOHHS. The Executive Office also functions as the "single state agency" for Medicaid administration in Rhode Island, maintaining full administrative oversight of the State's Medical Assistance (Medicaid) Program, which includes the Children's Health Insurance Program ("CHIP").
Department of Human Services
DHS administers and coordinates local, state and federal programs for cash assistance and social services. The responsibilities of the department include supervision of the following programs: child support enforcement, supplemental security income, general public assistance, supplemental nutrition assistance, TANF cash assistance, child care assistance, home energy assistance, elderly transportation, and other services to the elderly. The Department also administers vocational rehabilitative services and services for the blind and visually impaired. The Department also manages the administrative and budgeting functions of the Office of Veterans Affairs.
RI Bridges/Unified Health Infrastructure Project. The RI Bridges system, formerly known as the Unified Health Infrastructure Project ("UHIP"), is the new Rhode Island integrated eligibility system for various health and human services programs, such as Medicaid, the Supplemental Nutrition Assistance Program ("SNAP") and Healthsource RI. Upon its implementation in September 2016, the system experienced many functional problems that have resulted in clients not receiving the services to which they are entitled and others remaining on the eligibility roles longer than they should. Increased caseload costs have been experienced by the State because of these system issues and have been accounted for in updated projections from the Caseload Estimating Conference.  System development has largely been funded with federal grants and because of the implementation issues there has been increased oversight from the federal grantor agencies and requests for corrective action plans.
The State has negotiated with the system developer, Deloitte, to recoup some of the system costs expended to date, to receive additional services at no charge to fix and improve the system and to cover any fines that may be levied against the State by the federal government. In April 2017, Deloitte agreed to credit the State $27 million to cover costs of the implementation and in October 2017, the Governor announced an agreement with Deloitte to provide a credit of nearly $60 million to cover ongoing costs of the implementation and for Deloitte to cover any fines that may be levied on the State by the Food and Nutrition Services (FNS) related to the SNAP program.
Under the current planning document submitted to the federal government, it is expected that RI Bridges will be fully compliant with all program requirements by June 2018.
Department of Children, Youth, and Families
The DCYF is responsible for providing comprehensive, integrated services to children in the State in need of assistance. The Department is responsible for providing services to children who are without families or whose families need help in meeting the children's basic needs. Major functions of the Department include investigating child abuse, delivering services directly to children and their families in their own homes or foster homes, developing and providing alternative community-based living situations and administering juvenile corrections facilities and programs.
Department of Behavioral Healthcare, Developmental Disabilities and Hospitals
The Department of Behavioral Healthcare, Developmental Disabilities and Hospitals ("BHDDH") provides services that include hospitalization, housing, vocational programs, inpatient and outpatient treatment, counseling, rehabilitation, transportation, and hospital level care and treatment. BHDDH provides these services either directly through the Eleanor Slater Hospital system, which operates at two sites, the Cranston Unit and the Zambarano Unit, and the Rhode Island Community Living and Supports System

("RICLAS"), or through contracts with private, non-profit hospitals, and agencies. BHDDH organizes, sets standards for, monitors and funds programs primarily according to the nature of a client's disability. BHDDH's behavioral health services help people who have psychiatric disorders and severe mental illness, such as manic depression or schizophrenia. BHDDH's developmental disabilities services assist people with disabilities like cerebral palsy, epilepsy, autism, behavioral problems and other physical and mental conditions. BHDDH hospitals provide long-term care for people who need medical treatment and nursing care for problems associated with chronic illness. BHDDH also provides substance abuse prevention and treatment services, in addition to gambling addiction services.
Department of Health
The Department of Health is responsible for the health of the citizens of Rhode Island and as such makes investigations into the causes of disease, the prevalence of epidemics and endemics among the people, the sources of mortality, the effect of location, employment and other conditions, ascertain the causes and the best means for the prevention and control of diseases or conditions detrimental to the public health. The Department of Health also operates the State laboratory and the Medical Examiner's Office.
Education
Education includes elementary and secondary education and higher education, as well as arts funding, historical preservation and heritage support and atomic energy commission research activities. The seventeen member Rhode Island Board of Education (the "Board of Education") is responsible for pre-school through postsecondary education in the State. Within the Board of Education are two councils, the Council on Elementary and Secondary Education and the Council on Postsecondary Education. Each of the councils focuses on regulatory and governance issues that pertain to their respective area.
Council on Elementary and Secondary Education
The Council for Elementary and Secondary Education is responsible for the formulation and implementation of State-wide goals and objectives for elementary, secondary and special populations education and for the allocation and coordination of various educational functions among the educational agencies of the State and local school districts. The Council also establishes education aid reimbursement payments to local school districts, operates the Rhode Island School for the Deaf, the Metropolitan Career and Technical School (the "Met School") and William M. Davies, Jr. Career and Technical High School ("Davies"), and supervises the State's vocational-technical schools. The Council also operates the Central Falls School District. The Council appoints a Commissioner of Elementary and Secondary Education to serve as its chief executive officer.
Council on Postsecondary Education
The Council on Postsecondary Education is responsible for the formulation and implementation of broad goals and objectives for public higher education in Rhode Island, including a comprehensive capital development program. In addition, the Council holds title to all public higher education institutions of the State, which include the University of Rhode Island, Rhode Island College, and the Community College of Rhode Island (collectively, the "State Colleges"). Although there is institutional autonomy, the Council is responsible for general supervision of public higher education, including adoption and submittal of the State higher education budget, property acquisition and management and approval of organizational and curriculum structures. The Commissioner of Postsecondary Education is appointed by the Council to serve as chief executive officer of the Council. RIHEBC issues revenue bonds from time to time on the Council's behalf to finance various capital improvements for the State Colleges, which revenue bonds are supported by certain revenues derived by the State Colleges and/or certain appropriations made by the State to the State Colleges.

Public Safety
Public Safety includes those agencies responsible for the safety and security of the citizens of Rhode Island. Agencies included in this area of State government are the Department of Public Safety, the Department of Corrections, the Judicial Department, and the Attorney General's office.
Department of Public Safety
The Department of Public Safety is comprised of the following agencies: State Police, E-911 Emergency Telephone System, State Fire Marshal, Municipal Police Training Academy, Sheriffs, Capitol Police, and the Public Safety Grant Administration Office. The Director of the Department of Public Safety also serves as the Superintendent of the Rhode Island State Police.
Department of Corrections
The Department of Corrections is responsible for the confinement of sentenced and pre-trial adult offenders, the provision of various programs to encourage and assist offenders in modifying their behavior, and the provision of custody and program services for offenders sentenced or otherwise placed in community supervision.
The Department of Corrections is made up of two main programmatic areas, Institutional Corrections and Community Corrections. Institutional Corrections includes seven separate facilities and associated support services. Within Community Corrections are Probation and Parole, the Home Confinement Unit, a Risk Assessment Unit and the Furlough Program. Also included within the Department of Corrections budget, but with independent decision-making authority, is the State Parole Board.
The Department of Corrections also operates the Central Distribution Center, which purchases and warehouses food and other supplies for redistribution to State agencies, and operates the Correctional Industries Program which employs inmates to manufacture various products or provide services to State and local agencies and non-profit organizations.
Natural Resources
Natural Resources includes those agencies responsible for protecting the natural and physical resources of the State and regulating the use of those resources. Agencies included in this area of State government are the Department of Environmental Management and the Coastal Resources Management Council.
Department of Environmental Management
The Department of Environmental Management ("DEM") has primary responsibility for environmental programs and bureaus of the State. DEM is charged with the preservation and management of Rhode Island's forests, parks, beaches, farms, fisheries and wildlife and with monitoring, controlling and abating air, land and water pollution. In addition, DEM plans, licenses and enforces laws regulating refuse and hazardous waste disposal, pesticides, individual sewage disposal systems, and non-coastal freshwater wetlands. DEM also works with the Coastal Resources Management Council to protect the State's coastline and with the Water Resources Board and Department of Health to protect watersheds and ensure sufficient drinking water supplies. DEM is responsible for operating all State parks, beaches, and recreation facilities including bathing areas, public campsites, historical sites and more than 40,000 acres of public land. DEM also operates commercial fishing ports in Galilee and Newport that house most of the State's commercial fishing fleet. DEM administers grant and loan programs for municipal and non-profit organizations, and anti-pollution, open space, and recreational development and farmland acquisition programs.
Transportation
Transportation comprises the road construction, road maintenance, mass transit, and planning activities of the Department of Transportation. The Department administers the Intermodal Surface Transportation Fund and within the Fund, the RIHMA, to fund transportation expenditures from dedicated user-related revenue sources. This highway fund concept has the advantage of relating the funding of transportation projects to those who utilize the services provided by those projects, by means of financing mechanisms paid directly by those end-users. This concept is also intended to provide a stable revenue stream to enable transportation projects to be financed on a pay-as-you-go basis.
Department of Transportation
The Department of Transportation is responsible for the integration of all modes of transportation into a single transportation system. The Department of Transportation is organized to carry out its responsibilities for the construction and maintenance of all State roads, bridges, transportation facilities (other than those operated and maintained by RITBA), and the administration of State and federal highway construction assistance programs.
Financial Assistance and Oversight of Local Governments
Local Tax Relief
The local property tax levy on motor vehicles and trailers was to be phased out over seven years subject to annual review and appropriation by the General Assembly by providing increasing exemptions against the assessed value of all motor vehicles. Local communities were to be reimbursed by the State for the value of the exempted amounts. The program was modified in subsequent legislative sessions. Beginning in FY 2011, the General Assembly appropriated $10.0 million annually for this program. Funding remained at this level through FY 2017.
In the 2017 Session, the General Assembly enacted changes to the Motor Vehicle Excise Tax Reimbursement Program that will end the ability of municipalities to tax motor vehicles over time, ultimately allowing no tax in FY 2024. Municipalities will be reimbursed by the State for the lost tax revenues. The minimum exemption and discount to the retail value will grow over the next five years until the tax is no longer levied. The FY 2018 revised budget includes $34.5 million for this program, based on the most recent tax roll data provided by municipalities.
State Aid to Local Communities

Education Aid
The largest category of State aid to cities and towns is assistance programs for school operations and school construction. In addition, the State makes contributions to the Employee Retirement System of Rhode Island on behalf of local districts and charter schools, which partially relieves them of the cost of funding retirement benefits for teachers.
In June 2010, the General Assembly enacted a funding formula to guide education aid payments beginning July 1, 2011 (FY 2012). The formula distributes education aid spending among school districts, State-operated schools, and charter schools. For school districts that receive more money under the new formula, the increase was phased in over seven years (through FY 2018). For school districts that receive less money under the new formula, the decrease is being phased in over ten years (through FY 2021). The funding formula aid program disburses funding to communities based on many factors, including wealth of the community, the average daily number of students in the community's schools, and the number of children in the community's schools who are eligible for free or reduced-price meals.
For FY 2018, not including aid to State-operated schools, the State appropriated $896 5 million in education aid to local school districts and charter schools through the funding formula ($926.0 million with the inclusion of formula aid to the State-operated Davies, the Met School, and the Rhode Island School for the Deaf). Included in this amount are Stabilization Funds to restore the State aid reduced due to the ten-year transition of the funding formula for the Davies, the Met School, and the Central Falls School District (currently, the State pays 100% of the local contribution for Central Falls).
In addition to redistributing current aid levels, the formula establishes eight categories of funding outside of the core formula amount. These categories are subject to appropriations and may be ratably reduced if demand exceeds the available funding, however they are integral parts of the funding formula. Under these categories, the State will pay for the costs of setting up and running career and technical education programs, the costs of pre-kindergarten programs, transportation for out-of-district non-public students and students in regionalized school districts, the amount of the cost of any special education student that is above five times the core education aid amount (meaning the cost for a non-special education student who is eligible for the free and reduced lunch program), density aid support for Local Education Authorities ("LEAs" or districts) that send more than 5.0% of their total enrollment to schools of choice, and support for English learners for new and innovative programs. Prior permanent bonuses for regionalized school districts were replaced with temporary bonuses that phase out over two years. The State appropriated $25.5 million for these categories in FY 2018.
There are also a handful of aid categories still being funded that pre-date the funding formula. In the FY 2018 Budget, State general aid support of $5.6 million is provided for internet access, administering the school breakfast program, textbooks for non-public schools, aid to the State's recovery high school, and for a payment based on the number of group home beds in each community.
In addition to funding of school operations costs, State school construction aid is provided at levels ranging from 30% to 95% of the construction cost of new facilities and renovations. Under current law, the minimum reimbursement percentage is 35% for FY 2013 and thereafter. The level for each individual community is based upon the relationship between student enrollment and community wealth, and takes into consideration the relative weight of school debt in the particular city or town to its total debt. The definition of reimbursable expenditures includes capital expenditures and debt service made through a capital lease or lease revenue bonds or from a municipality's capital reserve account. The State appropriated $80.0 million for this category in the FY 2018 enacted budget.
The final major category of State aid is State funding of teachers' retirement costs. Both the employer and the employee contribute to the costs of the defined benefit plan that covers teachers throughout the State. Effective July 1, 2012, there is a defined contribution plan, which features both employer and employee contributions. For teachers, by Rhode Island law, the employer share is split between the State and the local school district or charter school, with the State paying 40% of the employer share and the local district or charter school paying 60%. These payments are made directly to the Employees Retirement System of Rhode Island. The only public-school teachers who do not participate in this system are those at State-operated schools that are staffed by State employees and those at schools that are exempt from participating: namely Mayoral Academy charter schools and the Metropolitan Career and Technical School. The revised FY 2018 budget includes $102.0 million in State share contribution based on projected FY 2018 expenditures.

Other local aid programs include the motor vehicle excise tax reimbursement (as discussed above), payment-in-lieu of taxes ("PILOT") program and distressed communities aid program.
Payment in Lieu of Taxes
The PILOT program authorizes the General Assembly to appropriate and distribute to communities amounts not to exceed 27% of the property taxes that would have been collected on tax exempt properties. Eligible properties included in this program are private, non-profit institutions of higher education, nonprofit hospitals, State owned and operated hospitals, veterans' residential facilities, and correctional facilities occupied by more than one hundred residents. The FY 2018 revised budget includes $45.2 million for this program. Funding by community has been adjusted to reflect changes in tax rates and values, as well as any changes to the exempted tax rolls. Article 2 of the FY 2015 enacted budget also made changes to the distribution of appropriations under the program to allow for the issuance of the payment on July 31St or following receipt of a municipality's assessment data for the following year's fiscal payment, whichever is later. This change went into effect as of July 1, 2015.
Distressed Communities Relief Fund
The State makes payments to communities identified as distressed based upon criteria established by Rhode Island General Laws Section 45-13-12. On the basis of this criteria, the following municipalities received distressed communities funds in FY 2018: Central Falls, Cranston, Johnston, North Providence, Pawtucket, Providence, West Warwick and Woonsocket. Since Johnston is newly qualifying for the program in FY 2018, it will be paid 50% of the current law required payment for the first year it qualifies for the aid. When any community falls out of the Distressed Communities Relief Fund, it shall receive a one-time payment of 50% of the prior year requirement exclusive of any reduction for first year qualification. Appropriations of $12.4 million for the Distressed Communities Relief Fund are included in the FY 2018 revised budget.
Library Aid
State library aid provides financial support for local public library services and for the construction and capital improvement of any free public library. A portion of library aid is disbursed directly to local libraries, including private libraries, with the remainder disbursed to the individual cities and towns. Appropriations of $9.4 million are included in the FY 2018 revised budget. The FY 2018 revised budget also includes an appropriation of approximately $2.2 million to provide reimbursement to cities and towns for debt service in the construction of libraries.
Other Aid
Rhode Island also distributes to communities the proceeds of a State-wide tax imposed on the tangible personal property of telephone, telegraph, cable, express and telecommunications companies. For the FY 2018 revised budget, an amount of $13.2 million is estimated to be distributed. Funds collected from this tax are distributed to cities and towns within the State based on the ratio of the city or town population relative to the population of the entire State.
Also, the State distributes a 1.0% meals and beverage tax per the proportion of that tax collected in each community. For FY 2018, the meals and beverage tax is estimated at $27.8 million. Similarly, the State distributes a 1.0% local hotel tax, as well as a 25.0% local share of the State 5.0% hotel tax which, when combined, provide municipalities a 2.25% gross receipts tax on the rental of lodging accommodations at hotels, inns and certain bed and breakfast establishments within a municipality. In FY 2018, an amount of $10.0 million from these hotel taxes is estimated to be distributed.

The State also provides funds through the Airport Impact Aid program to cities and towns that host airports, and expects to distribute a total of $1.0 million in FY 2018.
State Indebtedness - Authorization and Debt Limits

Under the State Constitution, the General Assembly has no power to incur state debts in excess of $50,000 without the consent of the people, except in the case of war, insurrection or invasion, or to pledge the faith of the State to the payment of obligations of others without such consent. By judicial interpretation, this limitation has been judged to include all debt of the State for which its full faith and credit are pledged, including general obligation bonds and notes and bonds and obligations guaranteed by the State. However, non-binding agreements of the State to appropriate monies in support of obligations of a public corporation, such as the Capital Reserve Funds (defined below) of Commerce RI and RI Housing, or to appropriate monies to pay rental obligations under state long-term leases, such as the State's lease agreements with RICCA, are not subject to this limitation.
Public Finance Management Board and Debt Affordability Study

Public Finance Management Board
The Public Finance Management Board (the "PFMB") was created during the 1986 Session of the General Assembly to provide advice and assistance to issuers of tax-exempt debt in the State. The PFMB is charged with the responsibility of collecting, maintaining and providing information and advice on state, municipal and regional authorities, agency boards, commissions, public or quasi-public corporations, and fire districts and other special districts having authority to issue revenue or general obligation bonds or notes or various types of conduit debt or enter into financing leases. The Chair of PFMB is the General Treasurer of the State, and personnel within the Treasurer's Office provide staffing. As part of the FY 2017 Appropriations Act, the General Treasurer requested and the General Assembly approved certain changes to the statutes governing PFMB to require additional reporting on debt from public issuers in the State and to authorize funding to support the creation of a new Office of Debt Management within the General Treasurer's Office.
Beginning January 1, 2017, PFMB is required to annually report the total amount of public state, regional, municipal, public and quasi-public corporation, and fire district and other special district debt authorized, sold and unsold. PFMB is also required to undertake a Debt Affordability Study ("DAS"), which must include recommended limits for debt capacity at least every two years for each public issuer.
To support these new PFMB functions, the PFMB has amended its rules and regulations and instituted a policy to expand the assessment of its statutory fee of 1/40th of 1% of the principal amount of each debt issuance to the lead underwriter or purchaser of any taxable or tax-exempt debt issue in the State in the amount of $1 million or more. This fee will now also be assessed on refunding issuances. The PFMB has implemented a policy to exclude fees on leases. Taken together, these recent legislative changes empower the PFMB to improve public debt management and oversight in Rhode Island.
The PFMB is also authorized to allocate private activity tax exempt, taxable and/or federal tax credit bond issuance capacity under Section 146 of the Code among all issuers in the State of Rhode Island.
All issuers of debt are required to submit a notice of proposed sale and a notice of final sale to the PFMB. However, failure to do so does not affect the validity of the issuance of any obligation.

Debt Affordability Study-Debt Ratios
The PFMB's most significant undertaking in 2017 was the publication of the first DAS conducted in Rhode Island in nearly two decades. This study is the first of its kind in the nation to set recommended debt limits that incorporate both debt and pension liabilities together, and the first to include the indebtedness of nearly all public debt issuers in a state, including special districts and quasi-public corporations. The study sets guidelines to protect Rhode Islanders from incurring debt that is out of proportion with the ability of the impacted population to repay.
The PFMB considered several factors in developing the study's affordability targets: for each issuer, the PFMB considered relevant peer comparisons, ratings agency guidance, and legal requirements set forth in statutes and bond indentures. These affordability limits are purely advisory, and represent what the PFMB views as prudent levels of indebtedness given the available information.
The PFMB found the debt burden of the State to be manageable, but above many national peers and recommended a slight reduction to the State's prior debt affordability targets. Most municipal borrowers are found to be borrowing within acceptable limits, but the study notes that some municipal borrowers carry debt and pension liabilities in excess of their affordability targets. There are also some quasi-public corporations in Rhode Island that are at, or above, their recommended targets.
The PFMB has adopted and from time to time revised Credit Guidelines (the "Credit Guidelines") for use in evaluating certain elements of the State's debt burden. The current guidelines as contained in the DAS are as follows: State Tax-Supported Debt to personal income not to exceed 4%, and annual debt service to general revenue not to exceed 7.5% within the next five years and 7.0% thereafter. The PFMB will consider revising the Credit Guidelines concurrently with each biennial DAS. In connection with the development of the FY 2018 Capital Budget, the State estimated net State Tax-Supported Debt to be 3.13% of personal income, and annual debt service to be 5.19% of general revenues in FY 2017. It is anticipated that fluctuations of this ratio over the long-term will be affected by both variations in personal income levels, general revenues and debt issuance. PFMB monitors the total amount of State Tax-Supported Debt, Contingent Obligations (defined below) and Agency Revenue Debt (defined below) in relation to the State's personal income and general revenues. The Credit Guidelines may be exceeded temporarily under certain extraordinary conditions. The Credit Guidelines provide that if a guideline is exceeded due to economic or financial circumstances, PFMB should request that the Governor and the General Assembly recommend a plan to return debt levels to the Credit Guidelines within five years.
The PFMB also recognizes that it may be appropriate to temporarily exceed affordability targets for quasi-public corporations and municipal entities if increased capital spending is needed to manage emergency situations or revenues are temporarily impaired by economic downturns. However, issuers of public debt should endeavor to return to their target ratios in normal economic circumstances.
Debt Affordability Study-Combined Debt and Pension Ratios
States have begun to review their debt affordability criteria while also considering whether to include additional metrics to account for unfunded pension liabilities and OPEB liabilities. Prior to the DAS, no state had added a metric accounting for pension or OPEB liabilities in their debt affordability analysis. However, since rating agencies have incorporated pension ratios in the updated rating methodology for states, other states will likely eventually incorporate a metric accounting for pension liabilities.
The funding of the pension annual required contribution ("ARC") is a gauge of the effort states are making to fund their pension plans. A state that has paid the ARC in full has met its obligation to cover the pension benefits accrued that year and to pay down a portion of any liabilities that were not pre-funded in previous years. Assuming projections of actuarial experience hold true, a payment less than the full ARC means the unfunded liability will grow and require greater contributions in future years. The unfunded accrued actuarial liability ("UAAL") is the appropriate pension liability measure since it is the basis for determining a portion of the ARC. The PFMB recommends the following ratios for its combined debt and pension obligations for the State:

•	The PFMB recommends that Debt Service + Pension ARC to General Revenues not exceed 16%.
•	The PFMB recommends that Debt + Pension Liability (UAAL) to Personal Income not exceed 8%, beginning in 2021.
•	The PFMB recommends the State continue to fund 100% of its Pension ARC and OPEB ARC.
State Direct Debt
State direct debt includes tax anticipation notes ("TANs") and general obligation bonds. The full faith and credit of the State are pledged to the payment of principal and interest on this debt. If future state revenues are insufficient to make the required principal and interest payments to bondholders and noteholders, the State is legally required by its contract with bondholders and noteholders to raise taxes in order to meet these obligations.
Tax Anticipation Notes
The State is authorized to borrow in any fiscal year without consent of the people an amount in anticipation of state tax receipts not in excess of 20% of the tax receipts for the prior fiscal year, and may borrow an additional amount in anticipation of all other non-tax receipts not in excess of 10% of such receipts in the prior fiscal year, provided the aggregate of all such borrowings must not exceed 30% of the actual tax receipts during the prior fiscal year. Any such borrowing must be repaid during the fiscal year in which such borrowing took place. No money can be borrowed in anticipation of such receipts in any fiscal year until all money so borrowed in all previous fiscal years shall have been repaid. The maximum amount of borrowing is further constrained by statute such that the aggregate borrowing cannot be in excess of the amount stipulated by the General Assembly by general law. The full faith and credit and taxing power of the State are pledged to the payment of TANs and interest thereon. The State last issued TANs in FY 2012 and no issuance of TANs is currently planned for FY 2018.
General Obligation Bonds and Bond Anticipation Notes ("BANs")
The State Constitution provides that the General Assembly has no power to incur state debts in excess of $50,000 without the consent of the people, except in the case of war, insurrection or invasion, or to pledge the faith of the State to the payment of obligations of others without such consent. By judicial interpretation, the limitation stated above includes all debt of the State for which its full faith and credit are pledged, including general obligation bonds and notes, bonds and notes guaranteed by the State, and debts or loans insured by RII-RBA. Although non-binding agreements of the State to appropriate monies are not subject to this limitation, such agreements must be authorized by law. $395.6 million in authorized general obligation bonds have been authorized but remain unissued at June 30, 2017. The State has not issued BANs in recent years and does not plan to issue BANs in FY 2018.
State Tax-Supported Debt
State tax-supported debt (the "State Tax-Supported Debt") is debt for which the ultimate source of payment is, or may include, appropriations from the State's General Fund. The State Tax-Supported Debt does not have the full faith and credit of the State pledged to it, but it may have the full faith and credit of another public issuer.
State Tax-Supported Debt is not considered "legal" debt under the State Constitution because the State's payments on the debt obligations, even if they are the subject of a contractual commitment, are subject to annual legislative appropriation. As a result, voter approval of such debt is not required.
State Tax-Supported Debt includes: (i) lease-purchase financing obligations (structured as certificates of participation ("COPs")), (ii) certain bonds issued by Commerce RI and RITBA, the primary payment sources for which are State appropriations and (iii) lease revenue bonds issued by RICCA.
Financing Obligations Authorized under Rhode Island Public Corporation Debt Management Act
Historically, State Tax-Supported Debt has been authorized by special legislation. Pursuant to the Rhode Island Public Corporation Debt Management Act, Chapter 35-18 of the Rhode Island General Laws, subject to certain limited exceptions, no elected or appointed State official may enter into any financing lease or into any guarantee with any person, and no bonds may be issued or other obligation incurred by any public corporation (other than RISLA, RI Housing and RIIFC, RIIB, NBC, with certain exceptions, RIHEBC) to finance, in whole or in part, the construction, acquisition, or improvement of any essential public facility, without the prior approval of the General Assembly. The General Assembly approves such obligations through the passage of a Joint Resolution by the Senate and the House of Representatives. An "essential public facility" includes roads, bridges, airports, prisons, reservoirs, waste and wastewater treatment facilities, educational facilities, and any other facilities used by any State agency, department, board, or commission to provide services to the public (but excluding personal property).
State Tax-Supported Debt issued by Public Corporations
The following public corporations issue State Tax-Supported Debt:
1-195 Commission. The 1-195 Commission is authorized by State law to purchase 1-195 surplus land from the Department of Transportation and to plan, implement, administer and oversee the redevelopment of the 1-195 surplus properties. Also included in this legislation was authorization for Commerce RI to issue bonds or other obligations not to exceed $42,000,000 to finance the acquisition by the 1-195 Commission of the surplus land from the State Department of Transportation. In 2013, Commerce RI issued bonds for that purpose in the aggregate principal amount of $38,400,000, all of which was outstanding as of June 30, 2017. These funds were paid to the Department of Transportation and were used to complete the relocation project, including road reconstruction and other infrastructure improvements to the surplus land. The Commerce RI Bonds are payable from State-appropriated funds and pledged receipts derived from the sale, lease, transfer, or disposition of the surplus property acquired by the 1-195 Commission. The revenue from this financing, in combination with residual funds from the motor fuel and/or GARVEE bond proceeds, is expected to be sufficient to fund completion of the 1-195 relocation project by the Department of Transportation. To the extent these resources are not sufficient to complete the project; other state and federal transportation funds would be made available which would impact the progress of other contemplated projects.
Commerce RI. Commerce RI is the official economic development organization for the State and its activities are largely supported by State appropriations. Commerce RI is authorized to assist in the financing of projects through the issuance of economic development revenue bonds, which do not constitute a debt or liability of the State, but some of which are subject to annual appropriations of funds, including the 1-195 Commission's payments on bonds issued by Commerce RI for the 1-195 relocation project described above.

In November 2003, the State entered into a payment agreement with Commerce RI relating to the issuance of $53,030,000 of Motor Fuel Tax Revenue Bonds, to provide funds for the State match for certain major transportation projects funded by GARVEE bonds. The Motor Fuel Tax Revenue Bonds are secured by two cents of the motor fuel tax dedicated to the Department of Transportation, subject to annual appropriation. In March 2006, a second series of Motor Fuel Tax Revenue Bonds totaling $42,815,000 was sold, and on April 2, 2009 a third series was sold totaling $12,410,000. As of June 30, 2017, $49,765,000 was outstanding. In November 2017, Commerce RI issued $35,020,000 in Motor Fuel Tax Revenue Refunding Bonds for the advance refunding of the 2003, 2006 and 2009 Motor Fuel Tax Revenue Bonds, resulting in present value savings of $5.7 million to the Department of Transportation.
GARVEE bonds issued through Commerce RI, which are secured by federal funds made available to the Department of Transportation, are not considered part of the State's net tax supported debt, but rather, are considered special obligation debt, payable solely from federal grants.
In June 2009 and June 2015, Commerce RI issued revenue bonds in the amount of $150,000,000 and $75,000,000, respectively, to provide funds to reimburse the State for Historic Structures Tax Credits presented from time to time by taxpayers. These revenue bonds are supported by a payment agreement with the State subject to annual appropriation. As of June 30, 2017, there was $80,225,000 of such revenue bonds outstanding.
In December 1999, Commerce RI entered into a limited recourse guaranty, not to exceed $3,000,000, in connection with the refinancing by the Employees' Retirement System of Rhode Island ("ERSRI") of a four-story office building in Providence formerly known as the American Express Building. Commerce RI's delivery of the limited recourse guaranty and its cap of $3,000,000 was potentially to be utilized to supplement a gap between previously issued debt secured by mortgages on the property and certain appraisals of the property's value at that time. After a series of payment defaults to the ERSRI, and various creditor actions, in December 2004 Gateway Eight Limited Partnership filed for bankruptcy protection. Thereafter, legal proceedings resulted in the sale of the American Express Building and various creditor rights actions resulted in a net balance deficiency to the ERSRI of an amount less than $2,000,000. After the sale of the property and the calculation of the deficiency, the ERSRI invoked the terms of Commerce RI's limited recourse guaranty, which, in addition to limiting payment to $3,000,000, limits the obligations of Commerce RI to funds received by the General Assembly for this purpose and further limits Commerce RI's obligations to request the Governor to submit an appropriation request to the General Assembly for any payment obligation of Commerce RI pursuant to the limited recourse guaranty. Commerce RI has annually submitted the appropriations requests to the Governor in accordance with the terms of the limited recourse guaranty annually as requested by the ERSRI. The Governor has not elected to request the General Assembly to fund the limited recourse guaranty to ERSRI. Unlike certain other bonds or indebtedness of Commerce RI, pursuant to the enabling act of Commerce RI, there is no Capital Reserve Fund to be replenished with respect to the limited recourse guaranty to ERSRI. Hence, there is no legal requirement that the Governor submit the appropriations request to the General Assembly to fund Commerce RI's limited recourse guaranty to ERSRI. A total of $1,749,148 would be required if this obligation were funded.
Rhode Island Convention Center Authority. Obligations issued by RICCA do not constitute a debt or liability or obligation of the State, but are secured solely from the pledged revenues or assets of RICCA. Pursuant to Lease and Agreements between RICCA, as lessor and the State, as lessee, RICCA leases to the State the convention center facilities and the Dunkin' Donuts Center located in Providence. The State is obligated to make lease payments in an amount sufficient to pay the operating expenditures of RICCA and the corresponding debt service on RICCA's obligations including, but not limited to, RICCA's bonds. The lease payments are subject to annual appropriation by the General Assembly. The aggregate outstanding principal amount of RICCA' s bonds is $192.4 million as of June 30, 2017. In November 2017, RICCA issued $68,720,000 in Refunding Revenue Bonds for the advance refunding of its outstanding Refunding

Revenue Bonds, 2009 Series A, and on March 22, 2018 RICCA issued $45,000,000 in Garrahy Parking Garage Lease Revenue Bonds, 2018 Series A (Federally Taxable), to finance the construction of a public parking garage and commercial or retail space.
Rhode Island Turnpike and Bridge Authority. RITBA issues revenue bonds secured by toll and other revenues for the purpose of financing the renovation, repair, and improvement of the Claiborne Pell Bridge, the Mount Hope Bridge, the Sakonnet River Bridge, the Jamestown Verrazzano Bridge and the portion of Route 138 connecting highway from Route lA to the Claiborne Pell (Newport) Bridge and other facilities for which it is responsible.
RITBA also has issued revenue bonds secured by motor fuel tax revenues which are subject to annual appropriation by the State in the annual budget. The General Assembly voted to allocate $0.035 per gallon of the State's thirty-three cents ($0.33) per gallon motor fuel tax to RITBA beginning July 1, 2014 for maintenance expenses, operations, capital expenditures and debt service. These funds are subject to appropriation by the State in the annual budget. It is currently estimated that revenue from the motor fuel tax to be paid to RITBA will be approximately $15.5 million in FY 2018, and $7,845,017 was received by RITBA for the period July 1, 2016 through June 30, 2017.
Revenues from toll receipts, the motor fuel tax and other revenues of RITBA are estimated to be sufficient to cover debt service on all the RITBA outstanding debt. As of June 30, 2017, RITBA had $168,940,000 in revenue bonds outstanding $53,155,000 secured by toll revenues and $115,785,000 secured by State appropriations of motor fuel taxes. The remaining amount of authorized but unissued bonds of RITBA under all authorizations of the General Assembly is $15,500,000.
Contingent Obligations
The following is a description of the State's contingent obligations (the "Contingent Obligations").
State-Guaranteed Debt
Guaranteed debt includes bonds and notes issued by, or on behalf of public corporations charged with enterprise undertakings, for the payment of which debt the full faith and credit of the State are pledged in the event that the revenues of such entities may at any time be insufficient. As of June 30, 2017, only RII-RBA was authorized to pledge the State's full faith and credit in this manner and the State had no general obligation bonds outstanding to fund such a guaranty.
Rhode Island Industrial-Recreational Building Authority. The State has agreed to appropriate or borrow and pay to RII-RBA amounts required to service eligible mortgage loans for industrial and/or recreational projects insured under the Industrial Recreational Building Mortgage Insurance Fund that are in default and for which funds in the Industrial-Recreational Building Mortgage Insurance Fund are insufficient. Voter approval enabled RII-RBA to pledge the State's full faith and credit up to $80,000,000 for the following purposes: to insure eligible mortgages for new construction, acquisition, and rehabilitation or expansion of facilities used for manufacturing, processing, recreation, research, warehousing, retail, and wholesale or office operations. RII-RBA can also provide mortgage insurance for new or used machinery, equipment, furniture, fixtures or pollution control equipment required in these facilities. Mortgages insured by RII-RBA are limited to certain specified percentages of total project cost. RII-RBA is authorized to collect premiums for its insurance and to exercise rights of foreclosure and sale as to any project in default. In the 2010 Session, the General Assembly modified the authorization of the State's full faith and credit obligation to $60,000,000.

As of June 30, 2017, RII-RBA had outstanding mortgage agreements and other commitments for $12,984,073 mainly in connection with revenue bonds issued by the RIIFC. In accordance with State law, all premiums received by RII-RBA and all amounts realized upon foreclosure or other proceeds of defaulted mortgages are payable into the Industrial Recreational Building Mortgage Insurance Fund. All expenses of RII-RBA and all losses on insured mortgages are chargeable to this Fund. As of June 30, 2017, the Fund had a cash and cash equivalents balance of $1,257,866. The State has agreed to appropriate or borrow and pay to Mil-RBA any amounts required to service insured loans that are in default should the Fund be insufficient. No such appropriation was proposed or required in either the final FY 2017 budget or the enacted FY 2018 budget.
State Moral Obligation Debt
State moral obligations are Contingent Obligations of the State supporting bonds issued by State public corporations secured, in part, by a reserve fund to which is attached a discretionary replenishment provision (herein referred to as "Capital Reserve Fund"). The replenishment provision carries a moral obligation of the State. The discretionary replenishment provision typically reads substantially as follows:
In order further to assure the continued operation and solvency of the corporation for the carrying out of its corporate purposes, the executive director shall annually, on or before December first, make and deliver to the governor a certificate stating the sum, if any, required to restore each capital reserve fund to the minimum capital reserve fund requirement for the fund. During each January Session of the General Assembly, the governor shall submit to the General Assembly printed copies of a budget including the total of the sums, if any, as part of the governor's budget required to restore each capital reserve fund to the minimum capital reserve fund requirement for the fund. All sums appropriated by the General Assembly for this purpose, and paid to the corporation, if any, shall be deposited by the corporation in the applicable capital reserve fund.
A Capital Reserve Fund is generally equal in size to the maximum amount of debt service required in any year. The State's discretionary replenishment provision means that if the Capital Reserve Fund falls below its required level, the General Assembly may, but is not legally required to, appropriate funds sufficient to restore the Capital Reserve Fund to its required level. The most likely reason that such a Capital Reserve Fund would fall short of the required level is if revenues were insufficient to meet a Capital Debt Service payment and the reserve fund had to be used to make the payment.
The authority to issue moral obligation bonds with such a Capital Reserve Fund mechanism is contained in the enabling legislation of Commerce RI, RI Housing and RISLA. Such authority is not granted to the other State corporations without specific legislative approval. As of the date of this Information Statement, only RI Housing and Commerce RI have issued bonds secured by a Capital Reserve Fund.
The following public corporations issue State moral obligation debt which are considered Contingent Obligations of the State:
Rhode Island Housing and Mortgage Finance Corporation. RI Housing is authorized to assist in the construction and financing of low and moderate income housing and health care facilities in the State. In addition to its general powers, RI Housing is authorized to issue revenue bonds, to originate and make mortgage loans to low and moderate income persons and families, to purchase mortgage loans from and make loans to private mortgage lenders in the State in order to increase the amount of mortgage money generally available, to make mortgage loans to contractors and developers of low and moderate single-family and multi-family housing developments and to acquire and operate, both solely and in conjunction with others, housing projects. The total outstanding indebtedness, including unamortized bond premium/discount, of RI Housing at June 30, 2016 was $1,336,538,157, consisting of $1,231,863,651 of long-term bonds and notes and $104,674,506 of short-term or convertible-option bonds and notes. Included in the total outstanding is $30,328,376 in bonds, which are secured in part by capital reserve funds which have aggregated to $6,882,722 on June 30, 2017. The General Assembly may, but is not obligated to, provide appropriations for any deficiency in the Capital Reserve Funds referenced above. RI Housing has never been required to request any such appropriations. Such Capital Reserve Funds relate solely to select multi-family issues of RI Housing.
Commerce RI. Certain of the bonds of Commerce RI may be secured, in addition to a pledge of borrower revenues, by a Capital Reserve Fund established by Commerce RI for the applicable bond issue. As of June 30, 2017, Commerce RI's bonds secured by a Capital Reserve Fund were outstanding in the principal amount of $21,584,259 (excluding bonds issued for the benefit of 38 Studios LLC ("38 Studios"), as further discussed below).
Commerce RI has also issued bonds secured by a Capital Reserve Fund and a performance-based agreement, whereby job rent credits are applied against a borrower's lease payments if certain targeted new job goals are met for the financed project. If the job goals are met, Commerce RI will make annual requests to the General Assembly for appropriation which will be used to pay the debt service on the bond issue. As of June 30, 2017, the outstanding principal balance of bonds issued by Commerce RI with performance based agreements is $15.1 million. Job rent credits are expected to result in an annual State appropriation obligation of $3.4 million.
An additional $5,000,000 in Capital Reserve Fund-backed State moral obligation loans were issued by Commerce RI under the Job Creation Guaranty Program ("JCGP") for two companies, Corporate Marketplace and eNow. The loan to eNow is no longer outstanding and $2,250,000 of the Corporate Marketplace loan remains outstanding as of June 30, 2017. In the 2013 Session, the General Assembly repealed the JCGP enabling statute.
On August 27, 2014, Bridge Bank sent a notice of nonpayment to Commerce RI in accordance with Commerce RI's guaranty (the "Guaranty") of a term loan advanced by Bridge Bank to a borrower under the JCGP. In accordance with its obligation under the Guaranty, Commerce RI's made payment of the amounts sought by Bridge Bank (the "Advance") and subsequently made demand upon the borrower to pay Commerce RI's for such Advance. As of September 30, 2014, the amounts paid from JCGP reserves held by Commerce RI's totaled $75,336, representing the August payment on the Advance. On November 24, 2014, the remaining $1,000,000 in the Capital Reserve Fund was used to pay principal. The current outstanding balance as of June 30, 2017 is $2,250,000.
Moral Obligation of the State Regarding 38 Studios
In November 2010, Commerce RI issued $75.0 million of taxable revenue bonds under the JCGP. The bond proceeds were loaned to 38 Studios LLC to fund an overall agreement that included relocation of the company's corporate headquarters to Rhode Island, establishment and operation of a video gaming studio in Providence and completion of at least one particular video game. Proceeds also were used to fund a Capital Reserve Fund and capitalized interest fund. Amounts in the Capital Reserve Fund were to be used in the event that 38 Studios failed to make any required loan payments. In accordance with the enabling legislation and the agreement between Commerce RI, the bond trustee and 38 Studios, should amounts in the Capital Reserve Fund fall below minimum requirements, Commerce RI is required to present the Governor with a certificate stating the amounts required to restore any shortfall and the Governor is required to include such amounts in his or her budget request for appropriation to the General Assembly. 38 Studios filed for Chapter 7 bankruptcy protection on June 7, 2012 and Commerce RI and the bond trustee have obtained court approval to take custody of the assets pledged by 38 Studios to secure the payment of the bonds. At the time of the bankruptcy, the total debt service on the bonds, after considering existing reserves with the bond trustee, was $89.2 million. The outstanding bonds are comprised of a term bond maturing in 2020 with sinking fund installments and maximum annual debt service of approximately $12.75 million. The General Assembly may, but is not required, to appropriate such amounts as required in future fiscal years. As of June 30, 2017, there were $42,455,000 of such revenue bonds outstanding under the JCGP for the 38 Studios project.
During the fiscal year ended June 30, 2016, the State transferred $12.5 million to Commerce RI to satisfy debt service obligations related to 38 Studios. For fiscal year 2017, the enacted budget included $2.5 million to cover debt service obligations related to 38 Studios, but these funds were withdrawn in the revised budget approved by the General Assembly because of additional litigation settlement funds received during the fiscal year. The enacted FY 2018 Budget also does not include appropriations for Commerce RI 38 Studios debt service due to available resources from the settlements described below.
In November 2012, Commerce RI sued various individuals and entities involved with the loan to 38 Studios including principals of 38 Studios, former employees of Commerce RI and various advisors to Commerce RI alleging fraud, negligence, breach of fiduciary duty and other charges. Commerce RI has reached settlements with all the defendants in this litigation. After application of all settlements described above, the State's remaining obligation for debt service on the Commerce RI 38 Studios debt will be approximately $15.2 million (inclusive of interest).
Rhode Island Public Rail Corporation. The FY 2010 Enacted Budget included a Public Corporation Debt Management Act Joint Resolution that allows the Public Rail Corporation to fully indemnify AMTRAK' s operations of the South County Commuter Rail, by securing, with the funding support of the Department of Transportation, either a line or evergreen letter of credit in the amount of $7.5 million in favor of AMTRAK. The letter of credit for $7.5 million has been issued. The letter of credit does not finance project costs, but rather, provides a source of payment for any indemnity which may become due and payable to AMTRAK under any South County Rail Service Agreements with the Public Rail Corporation.
Agency Revenue Debt
Agency revenue debt ("Agency Revenue Debt") is secured by revenues generated from the use of bond proceeds or the assets of the public corporation issuing the bonds. Certain State public corporations are authorized by their enabling legislation to issue bonds, notes and other forms of indebtedness to finance projects in support of their corporate purposes. The debt which is secured solely by the revenues generated by the public corporations or their conduit borrowers (for example, municipalities, public and private educational and healthcare institutions and private companies) is not a general obligation of the State nor does the State provide security for the debt in any other manner, i.e., by appropriations, guarantees, or moral obligation pledges of a Capital Reserve Fund. Agency Revenue Debt is not treated as State Tax-Supported Debt or a Contingent Obligation of the State notwithstanding the fact that the State may have legal obligations to make payments to be applied to a public corporation's debt service obligations. Agency Revenue Debt includes debt issued by NBC, RIHEBC, RIIB, RISLA, and TSFFC and certain debt issued by RITBA.
Agency Revenue Debt includes bonds issued on behalf of the State Colleges which are secured by enterprise revenues (such as housing and dining revenues) or secured by Educational and General Revenues (such as tuition and fees) derived from the State Colleges. State Colleges Auxiliary Revenue Debt and State Colleges Educational and General Revenue Debt are not general obligations of the State or the State Colleges and do not require voter approval. Although Educational and General Revenue debt may legally be paid from State appropriations, such debt is considered self-supporting.

Certain information regarding Agency Revenue Debt of public corporations which constitute component units of the State government for financial reporting purposes is available in footnote 1 to the 2017 Basic Financial Statements which are incorporated by reference herein, and are included in the 2017 CAFR.
Employment Security Fund Activity
The Rhode Island Employment Security Fund is composed primarily of monies collected from a tax imposed on Rhode Island employers. These funds are used for the purpose of paying Unemployment Insurance benefits to eligible claimants. All funds are deposited in the State's account in the federal Unemployment Trust Fund which is administered by the United States Treasury.
An employer's contribution rate is determined by (a) the level of reserves in the Rhode Island Employment Security Fund and (b) the individual employer's history of unemployment. The level of reserves determines the tax rate schedule in effect for all covered employers in the State for a specific calendar year, while a particular employer's experience with unemployment determines the tax rate within that schedule at which that employer is assessed.
Between calendar years 2009-2015, the State withdrew a total of $926.1 million from the Federal Unemployment Account ("FUA") for cash flow purposes. The balance in the Rhode Island Employment Security Fund was $355.2 million as of August 31, 2017. The Rhode Island Department of Labor and Training completely repaid amounts withdrawn from FUA, and ES Fund reserves have steadily increased since. No additional withdrawals have been needed since May 2015. The State's outstanding withdrawals peaked at $291.8 million during April 2012.
Current projections show a continued build-up in trust fund reserves over the next few years if the economy continues to improve. These estimates are based on the Department of Labor and Training's projections of employment and unemployment levels assuming a continued gradual recovery from the recession and therefore are uncertain and subject to change.
State Funding of Retirement Systems
Employees' Retirement System of Rhode Island (ERSRI)
The State, through the Employees' Retirement System of Rhode Island ("ERSRI"), administers and contributes to three defined benefit pension plans - the Employees' Retirement System (the "ERS") and the Judicial Retirement Benefits Trust (the "JRBT"), the State Police Retirement Benefits Trust (the "SPRBT" and collectively with the ERS and the JRBT, the "Plans"). The ERS, the largest of the Plans, covers eligible State employees as well as teachers and certain other employees of local school districts. The JRBT and the SPRBT are significantly smaller retirement plans than the ERS. As more particularly described below under the heading "Employees' Retirement System (ERS)," the State, through ERSRI, also administers and contributes to a mandatory defined contribution plan for certain members of the ERS. ERSRI is administered by the State of Rhode Island Retirement Board (the "Retirement Board"), which was authorized, created and established in the Office of the General Treasurer as an independent retirement board to hold and administer, in trust, the funds of ERSRI.
The State, through ERSRI, also administers but does not contribute to: (i) the Municipal Employees' Retirement System ("MERS"), a combination defined benefit/defined contribution plan for municipal employees and (ii) the Teacher's Survivor Benefits Plan ("TSB"), which provides survivors' benefits for teachers who do not participate in Social Security. ERSRI also administers the Rhode Island Judicial Retirement Fund Trust ("RIJRFT"), which provides retirement benefits for judges appointed on or prior to

December 31, 1989 and their beneficiaries. See "State Pension Plans and Membership - Rhode Island Judicial Retirement Fund Trust (RIJRFT)" herein. In addition, a separate defined contribution retirement plan is provided through the Teachers' Insurance and Annuity Association for members of the faculty of the State's public colleges and university (Rhode Island College, Community College of Rhode Island and University of Rhode Island) (collectively, the "State Colleges") and certain administrative employees in education and higher education. The State contributes 9.5% of the participating employee's salary per year to this plan.
Currently, in the aggregate, the Plans have significant unfunded liability due to a number of factors. As a result, the State does not believe that the existing assets of the Plans, the expected earnings on those assets, and contributions from members of the Plans will be sufficient to fund expected retirement benefits, and the State will need to make significant contributions to the Plans in the future to ensure that the Plans will have a sufficient amount of assets to fund expected retirement benefits. The magnitude of the unfunded pension liability, together with significant costs related to post-employment healthcare benefits, pose a significant financial challenge to the State.
Contributions
Contribution requirements for the Plans are established by statute. Pursuant to Section 36-10-2 and Section 16-16-22 of the Rhode Island General Laws ("RIGL"), the State is required by statute to make contributions to the Plans by annually appropriating an amount equal to a percentage of the total compensation paid to the active membership. An actuarial consultant employed by ERSRI (the "Actuary") performs an actuarial valuation of the Plans (the "Actuarial Valuation") for the purpose of computing the percentage. The percentage is referred to herein as the ARC. The ARC is certified by the Retirement Board on or before December 15th of every year. State statutes provide that the State contributes 100% of the ARC to the ERS for State employees, the JRBT and the SPRBT, and 40% of the ARC to the ERS for
teachers. Pursuant to the Retirement Board's current policy, the ARC becomes effective two years after the valuation date. Employee members contribute a fixed percentage of their annual salary and, with the exception of the RIJRFT, the State (and, in respect to ERS, the LEAs (hereinafter defined)) contributes the additional amounts, based on the ARC, which are necessary, when combined with the projected investment earnings on Plan assets, to pay benefits. Contribution requirements are subject to amendment by the General Assembly.
The State must remit to the General Treasurer the employer's share of the contribution on a payroll frequency basis. In respect to the ERS Plan for teacher's (see State Pension Plans and Membership for plan membership), the State must remit to the General Treasurer the employer's share of the contribution on a monthly basis, payable by the fifteenth (15th) day of the following month.
Benefits
The Plans fund retirement benefits from their assets, investment earnings on their assets, employer and non-employer contributions by the State and contributions from employee members. The level of retirement benefits varies among the different Plans and is calculated based on a member's years of service, compensation and age of retirement. Each Plan's retirement benefits are determined by statute and are not subject to negotiation between the State and other public employers and the employee members of the Plans.

State Pension Plans and Membership

Employees' Retirement System (ERS)
The ERS, the largest of the Plans, is a multiple-employer, cost-sharing, public employee retirement plan covering eligible State employees as well as teachers and certain other employees of local school districts. Membership in ERS is mandatory for all covered State employees and teachers, with five years of employment required before retirement benefits become vested. The State makes 100% of the ARC to ERS for State employees. The State makes 40% of the ARC to ERS for teachers. The applicable city, town or local education agency (the "LEA"), makes the remaining 60% of the ARC; provided, however, that the LEAs are responsible for 100% of the ARC in respect to the TSB. The State's and the LEA's contributions are invested together and one investment rate of return is calculated. Pursuant to Rhode Island General Laws Section 36-10-1 and Section 16-16-22, separate contribution rates are determined for State employees and for teachers.
Effective July 1, 2012, ERSRI also administers a mandatory defined contribution plan for members of the ERS Plan with less than 20 years of service as of June 30, 2012. The plan was established under Section 36-10.3-2 of the Rhode Island General Laws. Effective July 1, 2015, active members with 20 or more years of service as of June 30, 2012 remained participants of, but no longer contribute to, the defined contribution plan. Eligible teachers participating in social security and State employees contribute 5.00%, and eligible teachers not participating in social security contribute 7.00%, of their salary per year to the defined contribution plan. For eligible teachers participating in social security and State employees, the State contributes 1.00%-1.50% of the member's salary, and for eligible teachers not participating in social security, the State contributes 3.00%-3.50% of the member's salary per year, based on years of service. The Actuary does not provide an Actuarial Valuation relative to the State's contribution to the defined contribution plan.
Judicial Retirement Benefits Trust (JRBT)
The JRBT, a single-employer plan, provides retirement allowances to judges appointed after December 31, 1989. The Retirement Board's management of the JRBT is limited to the collection of employee and employer contributions; benefit eligibility is managed by an administrative section of the judiciary.
Rhode Island Judicial Retirement Fund Trust (RIJRFT)
The pensions for 57 active and retired judges appointed on or prior to December 31, 1989 and their beneficiaries are funded by the State on a pay-as-you-go basis, with a cost to the State of $5,877,901 as of June 30, 2017. Effective July 1, 2012, the RIJRFT was established to receive contributions from the active judges in the pay-as-you-go system. There are five active judges participating in the RIJRFT. The State has not made employer contributions to the RIJRFT to date and the pensions are currently funded on a pay-as-you-go basis. However, the State has always fully funded the pay-as-you-go system through annual appropriations and the enacted FY 2017 Budget and recommended FY 2018 Budget continue to provide for this appropriation.
State Police Retirement Benefits Trust (SPRBT)
The SPRBT, a single-employer plan, provides retirement allowances, disability and death benefit coverage to State police officers hired after July 1, 1987. The Retirement Board's oversight of the SPRBT includes collection of employee and employer contributions and computation of benefits.

State of Rhode Island State Police Retirement Fund Trust (SPRFT)
The State funds pension benefits for 269 retired non-contributing State police officers and their beneficiaries hired on or prior to July 1, 1987 who were on a pay-as-you-go basis, with an annual benefit cost to the State of $17,391,853 as of June 30, 2017. Effective July 1, 2015, a trust fund was established to support the pensions of the State police officers in the pay-as-you-go system. Since its establishment, the State has made an initial deposit of $31 4 million, consisting of $15 million from a settlement reached with Google, Inc. and $16.4 million in general revenues, into the trust fund. Future annual payments will be made with the State's general revenues until the trust fund is fully funded in approximately 18 years.
Other Background Information
The State also administers but does not contribute to MERS. As with the Plans, ERSRI acts as the investment and administrative agent for MERS. The assets for MERS are held in trust and commingled with the assets of the Plans for investment purposes. As part of RIRSA (hereinafter defined), changes were made to MERS similar to the changes made to the Plans. Like ERS, effective July 1, 2012, MERS converted from a defined benefit plan to the current combination defined benefit/defined contribution plan; provided, however, that public safety employees covered by MERS remain in a defined benefit plan.
The State also administers post-employment health care plans covering State employees, legislators, judges, State police officers and certain public-school teachers.
For State employees, there are currently nearly as many retirees and beneficiaries as there are active members participating in ERS. The decrease in active membership has been the result of reductions in the size of the overall workforce and demographic trends. Although there are currently more active members than retirees and beneficiaries in ERS with respect to teachers, based on current trends, it is likely that retirees and beneficiaries will outnumber active members in the near future if the active population continues to decline. These developments significantly increase the burden upon contributions needed from current employees, who are receiving lower salary increases than projected and unpaid furlough days, and from the State and the LEAs, where the total pension-related contributions for State employees and teachers was approximately 24% of salary in fiscal year 2017.
Investment Policy
As of June 30, 2017, the market value of assets in the Plans was $8,041,060,035. ERSRI acts as a common investment and administrative agent for the Plans. Assets for the Plans are held in trust and are commingled with other programs and plans for investment purposes. The funds contributed by the State, LEAs and employees are invested in a diversified mix of equity, fixed income and real asset investments.
The State Investment Commission (the "Commission") oversees all investments made by the State, including those made for the ERSRI. RIGL Section 35-10-11 requires that all investments be made in securities as would be acquired by prudent persons of discretion and intelligence who are seeking a reasonable income and the preservation of capital.
The Commission establishes the long-term asset allocation policy for the Plans, selects investments and monitors investment performance of the Plans' assets. An asset/liability study is conducted periodically as requested by the Commission to identify an optimally diversified investment allocation that seeks to maximize return within an acceptable level of risk.
Policy targets and actual allocations will vary due to market movements and efforts to minimize trading costs, diversify assets, and implement investment decisions prudently. The implementation of the new asset allocation is currently underway, and the new targets are expected to be met gradually over the next 3-5 years.
Actuarial Valuation of the Plans
Actuaries and the Actuarial Valuation
Each fiscal year, the Actuary prepares the Actuarial Valuation for each Plan. The primary purpose of an Actuarial Valuation is to provide an amount that the State should contribute to the Plans, which is referred to as the ARC. The ARC consists of two components. First, for each fiscal year, the Actuary calculates an amount that will be necessary to pay the actuarial estimate of retirement benefits earned in that fiscal year (which is referred to as the "Normal Cost"). Second, in each Actuarial Valuation, the Actuary calculates the funding status of each of the Plans (as known as a "Funded Ratio"), develops a schedule for restoring the funding status of the Plans to 100%, and then includes that fiscal year's portion of that schedule into the ARC.
To calculate the funding progress of a Plan, the Actuary calculates a Funded Ratio of each Plan. To calculate the Funded Ratio, the Actuary develops a schedule of expected retirement benefit payments of each Plan and then discounts those expected benefit payments to a present valuation, which is referred to as an "Actuarial Accrued Liability" or "AAL." The rate at which the Actuary discounts those expected payments is equal to the expected rate of return on the assets of the Plan. In addition, the Actuary calculates the "Actuarial Value of Assets," which is the market value of the assets subject to some adjustments. The most significant such adjustment is referred to as "smoothing," which is a method employed by the Actuaries to phase-in unexpected gains and losses over a five-year period. The Actuary computes the UAAL by subtracting the Actuarially Accrued Liability from the Actuarially Value of Assets. For example, for the Fiscal Year ended June 30, 2017, the aggregate Actuarially Accrued Liability of the Plans was $11,822,311,238, the aggregate Actuarial Value of Assets was $6,463,983,219, and the Unfunded Actuarially Accrued Liability of the Plans was $ 5,358,328,020. The Funded Ratio is the Actuarial Value of Assets divided by the Actuarially Accrued Liability, which, as of June 30, 2017, was an aggregate of 54.7% for the Plans.
Actuarial Assumptions and Methods
Actuarial Accrued Liability. To prepare the Actuarial Valuation, the Actuary uses several assumptions and methodologies. In order to develop a schedule of expected retirement benefits in calculating the Actuarial Accrued Liability, the Actuary makes a variety of demographic and other data (such as employee age, salary and service credits) and actuarial assumptions (such as salary increases, interest rates, turnover, mortality and disability). Every three or four years, and most recently in 2016, the Actuary performs an experience review to validate the actuarial assumptions used by the Plans as compared to the actual experience of the Plans. When the Actuary prepares an experience review, it can reveal that assumptions that the Actuary has previously used are not consistent with the current demographic or economic experience of the Plans. If this occurs, then the Retirement Board may approve changes in those assumptions, which can lead to large increases in the Actuarial Accrued Liability (and thus the Unfunded Actuarial Accrued Liability) because it can lead to a new schedule of expected retirement benefits that reflects an increase in expected retirement benefits.
In connection with the actuarial valuations as of June 30, 2017, the Retirement Board approved several changes in the assumptions that are used in calculating the UAAL and Funded Ratio of the Pension Plans. These include a decrease in the general inflation assumption, the general wage growth assumption, salary and payroll increase assumptions, among other matters. One of the most significant adopted changes is a reduction of the investment rate of return from 7.50% to 7.00%. In connection with the reduction of the investment rate, the Retirement Board elected to phase in the actuarial effect of that reduction into the State's contributions over a five-year period. In addition, as required by statute the Retirement Board used a 20-year amortization period to amortize the amount of the increase in the UAAL attributable to this reduction.
The actuarial valuations as of June 30, 2017 were prepared on the basis of these modified assumptions. However, the impact on contribution rates would be uniformly reflected in the contribution rates over the five-year period beginning with the Fiscal Year 2020 contribution rates. The change in the normal cost will be fully reflected in the Fiscal Year 2020 contribution rates. The impact from the increase in UAAL will be spread over the five years in such a way to create approximately the same increase in contribution rate each of the five years. Each layer will be amortized of a schedule of 20 years for the first layer and each successive layer one less year.
In addition, in calculating the Actuarial Accrued Liability, the Actuary uses methodologies such as a method that determines the value of retirement benefits employees earn of their periods of employment. In addition, the Actuarial Accrued Liability is calculated on a "closed system" basis that does not include any retirement benefits that have not been earned either by active members or future members. In calculating the Actuarial Accrued Liability, the Actuary uses the assumed investment rate of return of the Plan assets as the discount rate to calculate the present value of future retirement benefit payments. Accordingly, the higher that rate, the lower that present value of future retirement benefit payments will be. For the actuarial valuations as of June 30, 2017, the Retirement Board adopted 7.0% as the investment rate of return for the Plans other than RIJRFT. For RIJRFT, the municipal bond index rate, based on the Fidelity Index's "20-Year Municipal GO AA Index" (3.56% at June 30, 2017) is used.
Due to the volatility of the United States' and international financial markets, the actual rate of return earned by the Plans on their assets may be higher or lower than the assumed rate. For example, as noted in the Actuarial Valuation of ERSRI as of June 30, 2017, the average annual investment rate of return based on the market value of assets over the last ten years (July 1, 2007-June 30, 2017) was 4.20%. Changes in the Plans' assets as a result of market performance will lead to an increase or decrease in the UAAL and the Funded Ratio. As a result of the State's adoption of the five-year asset smoothing method, however, only a portion of these increases or decreases will be recognized in the current year, with the remaining gain or loss spread over the remaining four years.
Actuarial Value of Assets. In calculating the Actuarial Value of Assets, the State uses an asset smoothing method which is based on the market value of the assets with a five-year phase-in of actual investment return in excess of (or less than) expected investment income.
Pursuant to RIGL Section 36-10-2 and Section 16-16-22, the State makes its ARC based upon the Actuarial Valuation. The method for determining the ARC is set forth in Section 36-10-2 of the RIGL. Although the State has made its ARC payments to the Plans for each of the past nineteen years, the Plans remain severely underfunded (as evidenced by the Plans' UAAL). Several factors have contributed to the Plans' UAAL. Over the course of many years, key decisions were made by the General Assembly and Retirement Board that resulted in lower contributions to ERSRI. There were also certain improvements made to the Plans' benefits without providing sufficient funding to pay for such improvements. Certain demographic actuarial assumptions, such as retiree longevity, and other actuarial assumptions, including an assumed investment rate of return, have also played significant roles in contributing to the Plans' UAAL. The principal factors contributing to the growth of the UAAL are (i) investment experience, (ii) interest owed on the UAAL, (iii) liability experience, (iv) changes to actuarial assumptions, and (v) legislative changes prior to 1991.

In June 2012, the Governmental Accounting Standard Board (GASB) implemented changes to the accounting and financial reporting standards for state and local government pension plans. The accounting versus funding measures have been separated. The accounting standards will require the net pension liability be calculated differently than the calculation to determine the unfunded actuarial accrued liability under the funding method. The accounting method will be subjected to more volatility since the assets are valued at fair market value, where typically the market value of assets is smoothed over a period of years under the funding method. The calculation of the net pension liability is explained in more detail in the "GASB Pension Accounting and Financial Reporting Standards" section.
Prospective Plan Funding Status
The following table sets forth the prospective statutory funding status of the Plans for the Fiscal Year ended June 30, 2017 through the Fiscal Year ended June 30, 2042. The following information constitutes forward-looking information and does not represent a prediction of actual results. The following information represents a projection of the future funded status of the Plans, based on the assumptions and methodologies used by the Actuary in preparing the Actuarial Valuations for the Plans, and the assumption that the State will continue to make its ARC payments in each Fiscal Year. Accordingly, the following information is based on numerous assumptions and methodologies and actual results will likely differ. Investors should read carefully all of the footnotes to the following table and the related cross-references to understand the assumptions and methodologies upon which the following information is based.
Pension Reform and Related Litigation

Legislative Pension Reform
In order to increase the stability and security of the Plans, the State's General Assembly enacted legislation in 2005, 2009, 2010 and 2011 to modify the Plans' pension benefit structure and reduce benefits, the most recent of which was the Rhode Island Retirement Security Act of 2011 ("RIRSA"). RIRSA and the State's other legislative pension reforms have contributed to a reduction in the ARC and UAAL. These reductions, however, are already fully reflected in the June 30, 2013 valuation and therefore are not expected to materially reduce either the ARC or the UAAL going forward.
Legal Challenges to Pension Reform
The 2009, 2010 and 2011 legislative pension reforms have resulted in numerous lawsuits against the State brought by current and retired employees, as well as their unions. These lawsuits, some of which are still pending, are described below. The State is vigorously defending any liability in all pending pension reform litigation.
In May of 2010, a number of unions representing State employees and teachers filed a lawsuit in the State's superior court (the "Superior Court") challenging the pension reform legislation enacted by the General Assembly in 2009 and 2010. In June of 2012, certain unions, active employees, retired State employees and associations of retired State and municipal employees who maintained they were current beneficiaries of ERSRI filed five separate lawsuits in Superior Court challenging the RIRSA. In April of 2014, a seventh lawsuit was filed in Superior Court by certain individual retired State workers and teachers. In September of 2014, the Cranston Firefighters, IAFF Local 1363, AFL-CIO and the International Brotherhood of Police Officers, Local 201 (Cranston Police), which had been parties to the 2012 lawsuit challenging RIRSA, withdrew from the original lawsuit and each filed separate lawsuits in Superior Court challenging RIRSA, resulting in nine lawsuits overall. These nine lawsuits were ultimately consolidated.

In March of 2015, the Superior Court entered an order appointing a Special Master, tasking him with certain duties, including "addressing all discovery issues, motions, and assisting the parties in narrowing and/or resolving disputed issues by agreement, subject to further approval by the Court." In April of 2015, the Special Master presented an interim report to the Superior Court stating that a settlement has been reached in five of the nine consolidated pension cases. The Special Master reported that the proposed settlement would impact 58,901 employees. A class action was filed for settlement purposes and in June of 2015, the Superior Court issued its decision approving the proposed settlement. The General Assembly passed legislation to carry out the settlement, which was enacted into law on June 30, 2015 ("New RIRSA"), and the Superior Court entered final judgments in July of 2015. The employees that are members of the unions that brought the non-settled consolidated cases will receive the same benefits afforded to the settling parties.
In July of 2015, the State moved to dismiss three of the remaining six cases — Cranston Firefighters, IAFF Local 1363, AFL-CIO v. Chafee; International Brotherhood of Police Officers, Local 301, AFL-CIO v. Chafee and City of Cranston Police Officers, International Brotherhood of Police Officers, Local 301, AFL, CIO v. Chafee — for lack of justiciability on the grounds that because RIRSA was amended by New RIRSA, the plaintiffs' claims were moot. The Superior Court granted the motion and dismissed the three cases without prejudice.
Nine appeals from two of the July 2015 judgments were filed with the State's Supreme Court (the "Supreme Court"). The appeals do not affect the implementation of New RIRSA. Three of the nine appeals have been dismissed by the Supreme Court. The six remaining appeals are pending before the Supreme Court and are scheduled for argument on April 12, 2018.
In March of 2016, Cranston Firefighters, IAFF Local 1363, AFL-CIO and International Brotherhood of Police Officers, Local 301, AFL-CIO jointly filed a new lawsuit in the United States District Court for the District of Rhode Island captioned Cranston Firefighters, IAFF Local 1363, AFL-CIO, et al. v. Raimondo, et al. In that case, the Cranston police and firefighters' unions claimed that RIRSA and New RIRSA violate the Contracts Clause, Takings Clause and Due Process Clause of the United States Constitution. They also sought a declaration concerning the effect of the class action settlement on Cranston police and firefighter retirees. In March of 2017, the District Court granted the State's motion to dismiss all counts in the plaintiffs' complaint. The plaintiffs subsequently filed an appeal with the United States Court of Appeals for the First Circuit, which issued its decision on January 22, 2018 affirming the District Court's decision to grant the State's motion to dismiss. The appeal period has expired. Notably, the employees represented by the plaintiff unions are municipal employees for which the State would not have funding responsibility.
In addition to the foregoing cases, in September 2014, another case challenging RIRSA was commenced by the Rhode Island State Troopers Association and Rhode Island State Troopers Association ex rel. Kevin M. Grace and Ernest E. Adams in Superior Court. The State has answered the complaint in that action, which remains pending. There is no trial date set. The State intends to vigorously defend this lawsuit.
GASB Pension Accounting and Financial Reporting Standards
On June 25, 2012, the Governmental Accounting Standards Board ("GASB") voted to approve two new standards that modify the accounting and financial reporting of the State's pension obligations: GASB 67, Financial Reporting for Pension Plans ("GASB 67"), which was effective for the State's fiscal year 2014 financial statements, and GASB Statement No. 68, Accounting and Financial Reporting for Pensions ("GASB 68" and collectively with GASB 67, the "GASB Statements"), which was effective for the State's fiscal year 2015 financial statements. GASB 67 established new standards for defined benefit pension plan accounting and reporting. GASB 68 required changes to governments' reporting of and inclusion of pension assets and liabilities in their annual financial statements. The GASB Statements are intended to improve comparability between public pension plans by standardizing the way certain financial data relating to these plans are disclosed.
The State's financial reporting on its pension system reflects the changes addressed in the GASB Statements, which include, among other changes, (i) the separation of accounting and financial reporting requirements from funding approaches, (ii) a requirement to report "net pension liability" (defined as total pension liability minus a pension plan's net assets) on the State's balance sheet, (iii) the immediate recognition of differences between expected and actual changes in economic and demographic factors, and (iv) the deferred recognition over a five-year, closed period of differences between actual and projected earnings on plan investments.
As opposed to the calculation of the UAAL, which the Plans calculate using the actuarial assumptions and methods adopted by the Board, the Actuary calculates the net pension liability of the Plans in accordance with GASB requirements, which set forth required assumptions and methods. In the case of the Plans, most of the assumptions that GASB requires the Plans to use are the same or similar to the assumptions and methods that the Board has adopted for use in the calculation of the UAAL; but there are some differences. The most significant distinction is that GASB requires the calculation of the net pension liability at June 30 on the basis of the market value of investments at that date. For funding purposes, the Actuarial Valuation uses the actuarial value of assets, which reflects a five-year smoothed asset valuation.
GASB 67
The net pension liability of the Plans under GASB No. 67 as of June 30, 2017 is calculated based on the actuarial valuations of the Plans as of June 30, 2016 and adjusted to reflect what the Actuary assumed would occur with respect to the experience of the Plans as of June 30, 2017.
Beginning July 1, 2016, a trust was created, State of Rhode Island State Police Retirement Fund Trust (SPRFT), under the Employees Retirement System of Rhode Island (ERSRI) for retirees classified as "State Police" under Rhode Island General Law §42-28-22.1 to allow for advance funding of the benefits that are currently paid for on a pay-as-you-go basis. The establishment of the SPRFT includes an actuarially appropriate contribution amount based on a seventeen (17) year funding period, plus an initial supplemental contribution from the State to start the SPRFT of $15 million. In FY 2017 and beyond, the State will make a series of 17 annual level dollar contributions to the trust and all benefit payments for this group will be paid out of this trust. With the State initial contribution of $15 million and $16.4 million for the next 17 years, given an annual rate of return on the contributions of 7.00%, and life expectancy is consistent with the most recent actuarial valuation for the SPRFT, the liability for the pay-as-you-go retirement benefits for the State Police Officers hired before July 1, 1987 will be advance funded.
GASB 68
GASB 68 requires each participating employer to recognize and record as a liability on its financial statements their proportionate share of the collective net pension liability determined under GASB 67. For the Fiscal Year ending June 30, 2017, each participating employer must recognize its share of the total net pension liability of approximately $5,141,649 (expressed in thousands). As shown below, the State's share of the collective net pension liability as of June 30, 2017 has been determined to be $3,135,916 (expressed in thousands). This amount was recorded as a liability on the 2017 CAFR. The GASB 68 disclosures as of June 30, 2017 are based on the Plan net pension liability as of June 30, 2016. Accordingly, the GASB No. 68 disclosures (other than RIJRFT) are based on the actuarial valuations of the Plans as of June 30, 2015 and adjusted to reflect what the Actuary assumed would occur with respect to the experience of the Plans as of June 30, 2016.

Under GASB 68 requirements, the State has also developed a valuation for its pay-as-you-go pension plans for certain State police officers and judges. The net pension liability at the June 30, 2016 measurement date was $289.1 million for State police officers and $51.3 million for judges.
Other Post-Employment Benefits
In addition to providing pension benefits, the State, through the Rhode Island State Employees' and Electing Teachers OPEB System (the "OPEB System"), is required by law to provide certain health care benefits ("other post-employment benefits" or "OPEB") for retired State employees. RIGL Chapter 36-12.1 (the "OPEB Statute") governs the provisions of the OPEB System. The OPEB System is administered by the Rhode Island OPEB Board (the "OPEB Board"), an independent board established under the OPEB Statute for the purpose of holding in trust and administering the funds of the OPEB System. The OPEB System administers benefits plans for: (i) State employees (including certain employees of the Narragansett Bay Commission, Rhode Island Airport Corporation and Commerce RI), (ii) certified public school teachers electing to participate in the OPEB System; (iii) judges; (iv) State police officers; (v) retired and former members of the General Assembly; and (vi) certain employees of the State Colleges (primarily faculty) (collectively, the "OPEB Plans"). The contribution requirements of retirees, the State and other participating employers are set by statute. Active employees (other than employees of the State Colleges) do not make contributions to the OPEB Plans. The retirees' contribution to the cost of the OPEB Plans varies based on their years of service.
The State Investment Commission oversees all investments made by the State, including those made for the OPEB System. The OPEB Statute requires that all investments shall be made in securities as would be acquired by prudent persons of discretion and intelligence who are seeking a reasonable income and the preservation of capital. The assets of each of the OPEB Plans are pooled for investment purposes only. Consistent with a target asset allocation model adopted by the State Investment Commission, the OPEB System maintains a diversified portfolio by sector, credit rating and issuer using the prudent person standard.
Pursuant to the OPEB Statute, a trust was established in fiscal year 2011 to accumulate assets and pay benefits and other costs associated with the OPEB Plans. The State's annual OPEB cost is calculated based on the ARC in respect to the Pension Plans, as determined by the Actuary in accordance with GASB Statement 45, "Other Post-Employment Benefits" ("GASB 45"). The State is required by the OPEB Statute to fully fund the ARC through annual appropriations. Prior to fiscal year 2011, the State funded the OPEB Plans on a pay-as-you-go basis, with annual contributions designed to fund only current year claims, premiums and administrative costs. All employer contributions to the trust for fiscal year 2011 and thereafter have been made and will be made on an actuarially determined basis in accordance with the OPEB Statute.
Pursuant to GASB 45 and State law, the State has obtained an Actuarial Valuation of the OPEB Plans for the fiscal year ending June 30, 2017. GASB 45 requires that OPEB obligations be recalculated at two-year intervals and the next valuation will be for the fiscal year ending June 30, 2019. The purpose of the Actuarial Valuation is to measure the State's funding progress, to determine the ARC, and to determine the actuarial information in accordance with GASB 45. As of the June 30, 2017 Actuarial Valuation, there were 13,433 active members covered by the OPEB trust and 7,976 retirees receiving healthcare benefits under the OPEB System.
The ARC is based on OPEB Plan provisions in effect as of the valuation date, the actuarial assumptions adopted by the OPEB Board, and the methodology set forth in the OPEB Statute. The OPEB Board's current policy is that the ARC determined by a given Actuarial Valuation becomes effective two years after the valuation date. Thus, the ARC determined by the June 30, 2017 Actuarial Valuation will be applicable for fiscal years 2020 and 2021.

In computing the ARC, the Actuary determined the AAL of the OPEB Plans to be $844,503,143 and the UAAL to be approximately $628,806,816 as of June 30, 2017. This reflects a change from $785,911,274 for the AAL and $647,537,352 for the UAAL as of the June 30, 2015 valuation. This is primarily the result of assumption changes adopted by the Board to the rates of mortality, salary increases, dates of retirement, employee turnover and disability. The healthcare trend assumption was also reset to 9.0% for the first year, trending down to 3.5% over 14 years. The existing assumed rate of return of 5.0% for the OPEB Trust Fund remains unchanged.
The actuary calculated the ARC based on an amortization of the UAAL over 30 years for judges and General Assembly members, 0 years for teachers and 19 years for State employees, State police officers and certain employees of the State University and Colleges. The OPEB Plans for the judges and General Assembly members are currently over 100% funded. The State and other participating employers contributed approximately $56.7 million to the OPEB Plans in FY 2017. The ARC determined by the June 30, 2015 valuation was used to determine the amount of the FY 2018 contribution. For FY 2019, based on the June 30, 2015 valuation, the State and other participating employers will be required to contribute approximately $60.7 million to the OPEB Plans.
The following tables set forth the prospective statutory funding status of the OPEB Plans for the Fiscal Year ended June 30, 2017 through the Fiscal Year ended June 30, 2040. The following information constitutes forward-looking information and does not represent a prediction of actual results. The following information represents a projection of the future funded status of the Plans, based on the assumptions and methodologies used by the Actuary in preparing the Actuarial Valuations for the Plans, and the assumption that the State will continue to make its ARC payments in each Fiscal Year. Accordingly, the following information is based on numerous assumptions and methodologies and actual results will likely differ. Investors should read carefully all of the other information contained herein regarding the OPEB Plans to understand the assumptions and methodologies upon which the following information is based.
Actuarial Valuations of the OPEB Plans involve estimates of the value of reported amounts and assumptions about the probability of occurrence of events far into the future. Examples include assumptions about future employment, mortality, and the healthcare cost trends. Amounts determined regarding the funded status of the OPEB Plans and the ARC are subject to continual revision as actual results are compared with past expectations and new estimates are made about the future. These future revisions in actuarial assumptions could have a material effect on the UAAL or ARC in the future. In the event of material changes in the UAAL with respect to retiree healthcare, there is no assurance that the State will be able to fund its ARC in the future. In the event that the State is not able to fund such contributions, the State may be required to raise additional revenue, to reduce State services, to modify benefits, to implement a combination of the foregoing or take other necessary measures.
In June of 2015, GASB approved new Statement No. 74, Financial Reporting for Postemployment Benefits Plans Other Than Pension Plans, and Statement No. 75, Accounting and Financial Reporting for Postemployment Benefits Other Than Pensions, which establish new accounting and financial reporting requirements for governments whose employees are provided with OPEB. The State implemented GASB Statement No. 74 in FY 2017 and will implement GASB Statement No. 75 in FY 2018. GASB Statement No. 75 will require the State to restate the opening net position as of July 1, 2017 to recognize its share of the net OPEB liability relating to the OPEB Plans. The amount of the restatement has not yet been determined.
Other Benefits
In addition to benefits provided to State employees by the State Retirement System described above, most State employees since 1956 have also been covered under the provisions of the Federal Old-Age and

Survivor's Insurance Program (Title II of the Federal Social Security Act). Benefit rates, State contributions and member contributions are governed by federal law. The State is also subject to the unemployment compensation provisions of the federal employment security law. Contributions by the State under these programs are made by annual appropriation of actual benefit costs incurred rather than a percentage of payroll.
Employee Relations
It is the public policy of the State to encourage the practice and procedure of collective bargaining, and to protect employees in the exercise of full freedom of association, self-organization, and designation of representatives of their own choosing for the purposes of collective bargaining, or other mutual aid and protection, free from the interference, restraint, or coercion of their employers. See Rhode Island General Laws Section 28-7-2. State employees, with limited exceptions, have the right to organize, to designate representatives for the purpose of collective bargaining and to negotiate with the Governor or his/her designee on matters pertaining to wages, hours and other conditions of employment, except those benefits provided under the State Employees' Retirement System. See Rhode Island General Laws Section 36-111. State employees generally have all rights to bargain as do private employees under the State Labor Relations Act, except that State employees cannot lawfully strike. See Rhode Island General Laws Section 36-11-6.
The State's workforce consists of approximately 14,886 paid employees as of September 30, 2017. This corresponds to 14,021 full-time equivalent ("FTE") positions. This number is less than the 15,160 authorized FTE positions in the FY 2018 Enacted Budget by approximately 1,139 positions. Of this amount, the State employs 3,596 non-union employees (24% of the total workforce) and 11,290 union employees (76% of the total workforce). There are fifteen unions, the largest being American Federation of State, County and Municipal Employees (AFSCME), Council 94. Council 94 represents approximately 3,813 employees (26% of total union workforce). Other significant unions include the Rhode Island Brotherhood of Correctional Officers ("RIBCO") (1,049 employees —7% of the total union workforce); the Rhode Island Alliance of Social Service Employees, Local 580 (798 employees —5% of the total union workforce); and the Laborers International Union North America (850 employees —6% of the total union workforce).
The current collective bargaining agreements between the State and the various employee unions ("CBAs") were effective for a four-year period July 1, 2013 through June 30, 2017. The CBAs provided for three salary increases: 2% effective April 6, 2014, 2% effective October 5, 2014 and an additional 2% effective October 4, 2015. These general salary increases were also extended to non-union employees. Additionally, the CBAs provided for negotiated health insurance benefits modifications to include single/family ($250/$500) medical expense deductibles, as well as increases in medical and prescription co-payments. The CBAs also decreased the amount of the payment to employees who waive the health insurance benefit.
In May 2016, RIBCO (rank and file only), exercised its statutory right to pursue interest in arbitration, which resulted in an interest arbitration decision for the period of July 1, 2012 through June 30, 2017. The decision awarded salary increases of 2% effective July 1, 2012, 2% effective July 1, 2013, 2% effective July 1, 2014, 2% effective July 1, 2015 and 2.25% effective January 1, 2017. The RIBCO (rank and file) CBA expired June 30, 2017 and it is anticipated that RIBCO may elect to proceed to statutory interest arbitration for a successor contract.
The Rhode Island Troopers Association ("RITA") contract expired on April 30, 2016. An eighteen (18) month contract extension was signed for the period May 1, 2016 through October 31, 2017. The existing contract had provided for a bonus of 3.5% paid to troopers each year the Department of Public Safety received a "status" accreditation from the Commission on Accreditation for Law Enforcement Agencies ("CALEA"). The "status" bonus was ended and in its place the troopers received a 3.5% salary increase. In addition, the differential paid to a senior trooper at the seventy-two (72) month level was increased from two thousand dollars ($2,000) to three thousand five hundred dollars ($3,500) and the differential paid to detectives was increased from four thousand dollars ($4,000) to five thousand five hundred dollars ($5,500). An additional salary increase of 1.25% for troopers and detectives became effective July 1, 2017. The RITA CBA expired October 31, 2017 and it is anticipated that the RITA may elect to proceed to statutory interest arbitration for a successor contract.
In February 2017, pursuant to a wage reopener and more specifically to aid with the recruitment and retention of physicians and psychiatrists needed at the Eleanor Slater Hospital System, which is operated through the State's Department of Behavioral Healthcare, Developmental Disabilities and Hospitals ("BHDDH"), the State negotiated and entered into an agreement with the State Employed Physicians Association (limited to doctors employed by the BHDDH) for increases in doctor salaries. The agreement also provides for increases in the on-call pay to BHDDH-employed doctors. The pay raises are in the process of being effectuated through a public hearing process, which was concluded in December 2017. Both the salary increases and on-call increases are subject to retroactivity to December 2016 per the agreement.
Almost all the CBAs between the State and the various employee unions expired on June 30, 2017. The Unions have submitted timely requests to negotiate a successor agreement and the parties are currently engaged in negotiations. By their terms, each CBA "shall remain in full force and be effective during the period of negotiations and until a notice of termination of this agreement to the other party." The State has an affirmative obligation to bargain in good faith with the unions until an impasse and cannot unilaterally change the terms of existing CBAs during negotiation. In the event of an impasse, the State law mandates that the State and the unions enter into mediation (Rhode Island General Laws Section 36-11-7.1), conciliation (Rhode Island General Laws Sections 36-11-7 and 36-11-8), and ultimately interest arbitration (Rhode Island General Laws Section 36-11-9) if the parties are unable to ultimately negotiate the terms of a successor agreement. Interest arbitration is binding on the State and the unions on all issues, other than an issue which involves wages, and as to that issue, the decision is only advisory in nature. There are three exceptions to this rule. The RITA (under Rhode Island General Laws Section 28-9.5-1 et seq.), RIBCO (under Rhode Island General Laws Section 28-9.7-1 et seq.), and E-911 employees (under Rhode Island General Laws Section 28-9.6-1 et seq.) have specific statutory authority to proceed to interest arbitration on all matters, including the settlement of wage or hour disputes.
Litigation
The State is party to numerous legal proceedings, many of which normally occur in government operations. In addition, the State is involved in certain other legal proceedings that, if decided against the State, might require the State to make significant future expenditures or substantially impair future revenue sources.
Pension Litigation
For a discussion of litigation in respect to the State's pension reform, see the section titled: "Pension Reform and Related Litigation" under "State Funding of Retirement Systems" above.
Other Litigation
The Retiree chapter of Council 94, AFSCME, filed a complaint in Rhode Island Superior Court alleging breach of contract in connection with, and challenging the constitutionality of, a change to retiree health benefits. The case is in the early stages, but could result in a significant shift in State resources. Damages are expected to be in the millions.

The Narragansett Indian Tribe (the "Tribe") filed a complaint challenging the constitutionality of a statute authorizing table games at Twin River Casino. The tribe also disputes whether the State "operates" either Twin River or Newport Grand within the meaning of the statute. The Rhode Island Supreme Court has since determined that the statute is constitutional and remanded the case to the Superior Court to determine whether the State "operates" the facilities. If the Tribe were to prevail, there could be a significant impact to the State's gaming revenue. In addition, the continuing cost of defending this litigation is estimated to be in the millions.
On March 31, 2017, the Tribe filed an action for declaratory judgment, breach of contract and injunctive relief against RIDOT and the Rhode Island State Historic Preservation Commission in United States District Court for the District of Rhode Island seeking to enjoin further construction on the 1-95 Viaduct Bridge Replacement project. The Tribe is seeking the conveyance of certain lands to mitigate for the loss of historical tribal land discovered under the 1-95 Viaduct project. The Tribe, however, will not accept RIDOT's proffered deeds to the land because the deeds contain a limited waiver of the Tribe's sovereign immunity. It is the State's position that the limited waiver is necessary in order for the deeds to remain enforceable. The properties at issue are worth millions of dollars and the State could lose upwards of $80 million dollars associated with the 1-95 Viaduct Bridge Replacement project. The District Court granted the State and federal defendants' motions to dismiss. The Tribe has appealed the decision to the First Circuit. The parties have been engaging in informal mediation to attempt to resolve the underlying dispute.
Children's Rights of New York ("Children's Rights") sued the DCYF alleging constitutional and statutory violations in its foster care programs. Children's Rights sought substantial changes to these programs, prolonged supervision by a private, outside monitor and attorney's fees. Judgment was entered in favor of the State in the United States District Court for the District of Rhode Island on April 30, 2014. Children's Rights appealed to the United States Court of Appeals for the First Circuit, and the First Circuit reversed the District Court's decision. The First Circuit remanded the case to the District Court for additional discovery and further litigation. On January 8, 2018, the parties filed a Joint Motion for Preliminary Approval of Settlement Agreement, Setting Hearing, and Directing Class Notice. The District Court granted preliminary approval on January 11, 2018, and set a fairness hearing for May 9, 2018. Plaintiffs' Counsel will be filing a motion for approval of attorneys' fees of several million dollars which will require District Court approval.
A family sued DCYF for "wrongful adoption," alleging that DCYF failed to disclose the adopted child's severe disabilities. The child also brought separate claims against DCYF in connection with a sexual assault that allegedly occurred while she was in DCYF's care. The Superior Court issued a decision denying the State's motion to dismiss based on the statute of limitations. The State is considering filing a petition for certiorari with the Rhode Island Supreme Court on this issue. The family is seeking over $2.0 million in damages, and there may be exposure for pre-trial interest exceeding that amount. This case is not likely to be resolved in the near future.
In 2010, Irie Transitional Program ("IRIE"), a program that provides residential services to teenagers in DCYF care, filed suit in Superior Court against DCYF alleging that it was not paid for services provided to children of the teenagers in its program. IRIE initially filed suit under a theory of unjust enrichment, but later amended its complaint to allege breach of contract, conspiracy, and tortuous interference with business. The Superior Court granted the State's motion to dismiss the amended complaint, but an appeal is pending. IRIE seeks $2,908,560 in damages, plus interest and costs.
A wrongful death action arising out of a drowning at Pulaski Park in Glocester has been brought against the Department of Environmental Management. Discovery is near completion and this case is expected to be tried sometime in 2018. Plaintiff is seeking $5,000,000 in damages. If a judgment is entered against the State, the pretrial interest to date is 144%.

Lionel Monsanto has filed a civil suit against the General Treasurer, certain Rhode Island State Police officers and the Superintendent of the State Police for violations of his First, Fourth, Fifth, Sixth and Fourteenth Amendment rights, arising out of an alleged assault by a Rhode Island State Police officer while in State custody. The plaintiff seeks millions of dollars in damages and attorney's fees and costs.
On May 2, 2011, Cashman Equipment filed suit against Cardi Corporation and RIDOT in Superior Court in connection with work performed in the course of building the Sakonnet River Bride. Cashman has set forth a number of allegations against Cardi including breach of contract, unjust enrichment, and negligence due to the fact that Cardi allegedly supplied a defective design for the cofferdams and defective materials. Cashman has contended that Cardi's actions required Cashman to perform additional work on the bridge for which it was entitled to compensation. In relation to the State, Cashman has specified $1,537,943.52 as pass through claims. Cardi has filed a first amended third party complaint against the State for those amounts plus any damages related to Type F concrete. The parties have participated in three Court ordered mediations. On June 9, 2017 Cashman filed for Bankruptcy.
The Quidnessett Memorial Cemetery (the "Cemetery") filed a lawsuit against RIDOT alleging inverse condemnation, continuous trespass, and violations of substantive and procedural due process stemming from an easement that the Cemetery granted to RIDOT in 1984 for the construction of a "seepage pit" on Cemetery property for overflow of highway runoff. The Cemetery alleges at least $2.5 million in damages for the value of the easement, which does not include damages related to loss of use. The Cemetery also demands the State resolve the flooding on Cemetery property, which may require major highway reconstruction with a cost in the millions. The matter is in the discovery phase.
In Rollingwood Acres Inc., Smithfield Peat Co. v. RIDOT, et al., Plaintiff alleges counts against RIDOT of trespassing and conversion, based on occurrences when RIDOT allegedly went onto Plaintiff's land and altered a certain pipe. Plaintiff alleges counts against RIDEM of extortion under R.I. Gen. Laws §9-1-2 and violations of the equal protection clause of the United States Constitution. Other counts were originally alleged but have been disposed of in favor of the State. While the State maintains that most of the damages sought are not of the type recoverable, Plaintiff will seek a minimum of half a million dollars.
The Chariho Regional School Committee ("Chariho") filed a Verified Complaint for Declaratory Judgment and Injunctive Relief against the State in Superior Court regarding the rights and obligations under an Agreement Concerning the Transfer of Ownership of the Chariho Career and Technical Center (the "Agreement"). In Count I, Chariho seeks a declaration, among other things, that the Agreement is enforceable between RIDE and Chariho and that RIDE breached the Agreement by approving career and technical programs at Westerly and Narragansett high schools, respectively. In Count II of the Complaint, Chariho seeks a preliminary and permanent injunction restraining RIDE from: (i) approving the continued operation of any career and technical programs in Narragansett, New Shoreham, South Kingstown and Westerly for so long as Chariho operates a career and technical center and (ii) any new career and technical education programs in Narragansett, New Shoreham, South Kingstown and Westerly for so long as Chariho operates a career and technical center. In addition, Chariho seeks an award of attorney's fees and costs. The State has moved to dismiss the Complaint for lack of jurisdiction and failure to join indispensable parties, as well as failure to state a claim upon which relief may be granted. A hearing on the motion to dismiss is scheduled for November 21, 2016. In addition, the Narragansett School Committee and the Westerly School Committee have filed motions to intervene in the litigation, respectively. A hearing on the motions to intervene was heard for October 17, 2016. A motion to dismiss was granted in favor of the defendants on March 20, 2017. An appeal may follow, and the State will continue to vigorously defend appeals. The motion to dismiss was granted on March 20, 2017. On May 26, 2017, a notice of appeal was received.
RIDE filed an administrative appeal in Superior Court of the Rhode Island State Labor Relation Board's order and direction of election for its Legal Counsel/Hearing Officers. RIDE believes that the

Legal Counsel/Hearing Officers are confidential and managerial employees exempt from collective bargaining. A hearing date is pending. The estimated amount of potential damages is unknown at this time.
Complainant Gaines filed a discrimination claim with the Human Rights Commission against the State. Ms. Gaines was formerly employed as Director of Educator Quality and Certification at the Rhode Island Department of Elementary and Secondary Education from September 2005 until May 2011. She has alleged that she was wrongfully terminated due to her disability, and that RIDE refused to make a reasonable accommodation to her disability by appointing her to a suitable vacant position which was then available. The case is in the early discovery stage, but plaintiff's attorney has not taken any action to move the case forward in several years. The State believes it has a valid defense. Potential damages are estimated at $500,000.
A wrongful death action arising out of a motor vehicle accident on Rhode Island Route 146 was brought against the State in Superior Court. The allegations in the complaint relate to the draining of water from the highway and lack of a barrier across the median. Potential liability is estimated to be at least $250,000 under the State wrongful death statute and if interest is awarded, interest would be 12% of the judgment per annum from May 2006.
Parents filed suit on behalf of their minor daughter alleging that the State and three park rangers failed to protect and warn the minor Plaintiff from potential harm. Discovery is ongoing. Potential damages are $750,000 and possible interest on any award.
Plaintiffs filed a lawsuit against the Director of the DHS because of the delay in SNAP benefit applicants receiving their benefits. The case was mediated in January of 2017 in the United States District Court for the District of Rhode Island and the parties reached and entered into a settlement agreement. Plaintiffs have since expressed concerns regarding compliance with the settlement agreement and requested relief from the Court. On November 2, 2017, the Court appointed a special master to oversee the settlement.
A wrongful death action arising from the death of an inmate while incarcerated was brought against the Adult Correctional Institutions ("ACI"), its agents and employees. Discovery is ongoing. Damages are unknown at this time.
A wrongful death action arising from a pedestrian being struck by a motor vehicle accident in the City of Providence was brought against the State and other parties. Discovery is ongoing. Damages could exceed $350,000.
The plaintiff, a former DCYF employee, sued certain DCYF employees alleging claims of defamation, libel, slander, false light, intentional infliction of emotional distress and tortious interference with beneficial relations. Discovery is ongoing. Damages could be approximately $500,000. If interest is awarded, interest would be 12% of the judgment per annum from July 2009.
The plaintiff, a former program worker with juveniles, brought suit against DCYF and certain DCYF employees alleging discrimination based on gender and retaliation under the Whistleblowers' Act. Discovery is ongoing. Damages are estimated to be a minimum of $821,000. If interest is awarded, the amount would be 12% of the judgment per annum from April 2007. The amount of the potential award may be offset by a workers' compensation setoff.
Plaintiff National Grid brought an unjust enrichment case against the Town of Johnston and the Department of Transportation claiming that the Town has not paid its bills for electricity services on certain State roads in the Town. The Town claims that the electricity services were provided on state-owned roads in the Town and therefore the State, not the Town, is liable. The State filed a cross-claim against the Town.

Both the State and the Town filed summary judgment motions against National Grid. In September 2017, the judge granted the State's summary judgment motion and denied the Town's summary judgment motion. The plaintiff may appeal. Potential damages are estimated to be in excess of $1,600,000. An award of interest is also likely.
Plaintiffs sued the Department of Health seeking damages and declaratory relief stemming from an inspection and summary order closing their practice for approximately one week. The Plaintiffs seek lost profits, other damages, as well as attorney fees. The lawsuit was filed in June 2014 and has been stayed by agreement pending resolution of related matters. Potential damages are estimated to be approximately $400,000 including attorney's fees.
A wrongful death action arising from allegations of medical care of a veteran has been brought against DHS and the Veterans Hospital. Discovery is ongoing. Potential damages are estimated to be in excess of $250,000. An award of interest would apply to any judgment at 12% per annum since August 2006.
A personal injury case was filed alleging that a youth in temporary custody of DCYF visited a trampoline park where the youth sustained injuries, including permanent paralysis. The complaint includes three counts brought against the DCYF, a DCYF social worker, the group home where the youth was staying, two of the employees of the group home and John Does alleging negligence, negligent supervision and loss of parental companionship. The Department of the Attorney General represents the State, DCYF and the DCYF employee. Discovery has not commenced. Because the complaint has just been filed, the extent of the alleged injuries and alleged permanent paralysis are unknown at this time, but may be extensive, and damages could be in the several million dollar range.

APPENDIX F
ADDITIONAL INFORMATION ABOUT THE UTAH ECONOMY AND
UTAH DOUBLE- EXEMPT OBLIGATIONS
The following information is a summary of certain factors affecting the credit and financial condition of the State of Utah ("Utah" or the "State"). The sources of payment for Utah municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State and certain of its municipalities and public authorities. This summary does not purport to be a complete description and is derived solely from information contained in publicly available documents, including the 2018 Economic Report to the Governor prepared by the Utah Economic Counsel, reports prepared by state government and budget officials and statement of issuers of Utah municipal obligations, as available on the date of this Statement of Additional Information. Any characterizations of fact, assessments of conditions, estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, such reports and are subject to risks and uncertainties that may cause actual results to differ materially. The Fund is not responsible for information contained in such reports and has not independently verified the accuracy, completeness or timeliness of information contained in such reports.  Such information is included herein without the express authority of any Utah issuer and is provided without regard to any events that have occurred since the date of the most recent publicly available report.
Geographic Information
On January 4, 1896, the State became the 45th state of the United States of America (the "U.S."). Ranking 13th among the states in total area, the State contains approximately 84,900 square miles. It ranges in elevation from a low of 2,200 feet above sea level in the south, to a high of 13,500 feet above sea level in the northern mountains. The State is in a semi—arid region (precipitation ranks as the 2nd lowest in the nation, behind Nevada). Home to deserts, plateaus, the Great Basin and the Rocky Mountains, the state is known for its scenic beauty and the diversity of its outdoor recreation areas. Land ownership in the State was distributed as about 64% federal, 10% State, and 26% other (American Indian reservation, municipal, state sovereign lands, and private).
Utah Economy and Outlook
Overview
Jobs.When looking at only private sector job growth, Utah ranked first in the nation at the time of this writing. The number of jobs in Utah increased by approximately 43,500 to 1.47 million. Although the rate of growth has been trending down in Utah since 2015; falling from 3.7 percent in 2015 to three percent in 2017 the growth rate is still exceptional.
Utah's high growth sectors in 2017 include professional business services with an increase of 10,000 jobs, leisure and hospitality, with an increase of 5,400 jobs, retail trade with an increase of 5,200 jobs. Utah and Washington Counties are the two major high growth counties with each reporting job growth of 4.6 percent. Three smaller counties also had high rates of growth; Wasatch 5.9 percent, Uintah 6.2 percent, and Duchesne 4.8 percent. Oil prices have increased to nearly $60 a barrel, which has supported the job recovery in the Uintah Basin. Despite the strong job growth in the Uintah Basin in 2017, both Duchesne and Uintah Counties are down about 15 percent from their 2014 employment peaks.
The 2018 forecast for the Utah economy shows a modest slowdown in employment growth in 2018. For the first time in four years, employment growth should dip below three percent. The 2018 forecast is for 2.8 percent job growth, 41,000 additional jobs. Despite a slight decline in job growth in 2018, Utah will continue to be in the top five among all states in job growth.  Nearly 90 percent of the 41,000 new jobs in 2018 are projected to be in just five of Utah's 29 counties: Salt Lake, Utah, Davis, Weber, and Washington counties. Almost all sectors of the Utah economy are projected to perform well but the largest job increases in 2018 are expected to be in professional and business services, construction, and healthcare.
Labor Shortages and Unemployment Rate.Tight conditions in Utah's labor market continued in 2017. The annual unemployment rate held steady at 3.5 percent, the fourth consecutive year the rate has been below four percent. No relief is expected for most employers as the unemployment rate is projected to drop slightly to 3.3 percent in 2018.
Large public and private projects will increase pressure on the labor market, particularly for the construction sector. Along with the $3 billion redevelopment of the Salt Lake International Airport, which is near midpoint and will continue for four to five more years, several other projects are getting underway in 2018 that will add to labor demand: the new $600 million state prison with a completion date of 2020; the 855,000 square foot Amazon fulfillment center; $1 billion in state road construction over the next three years; and $600 million in public school construction approved by voters in November 2017 and planned over the next three years.
Wages and Personal Income.Although job growth slowed in 2017, due in part to labor shortages, the average wage had a healthy increase of 5.3 percent. The average wage in Utah in 2017 was $47,012. Utah's tight labor market is putting upward pressure on wages, particularly in the construction industry where the average wage increased by six percent in 2017. The forecast for wage growth in 2018 is for moderately lower levels of growth.
Total personal income in Utah increased to $132.7 million in 2017, a 6.3 percent increase. Utah ranks in the top tier of states in personal income growth. The relatively high growth rate in personal income reflects the state's strong job growth and rising wage rate.  Personal income is expected to decline slightly to a 4.9 percent growth rate in 2018. On a per capita basis personal income in Utah was at $42,700 in 2017.
Consumer Confidence, Retail Sales, and Home Prices.  The Zions Bank Consumer Attitude Index shows the Utahns are very optimistic about current economic conditions. This optimism can be traced to Utah's strong job and wage growth, which boosts consumer confidence. Optimistic consumers lead to increased consumer spending, which is reflected in record levels for retail sales. Retail sales in Utah in 2017 increased by 7.8 percent, the strongest increase in five years.  Total retail sales hit $31.6 billion in 2017 led by new auto/truck sales, which reached an all‐time high of 134,600 vehicles sales, a six percent increase. Retail sales also got a lift from rising home prices, which added to consumer confidence. The housing price index reported an increase of 8.4 percent in 2017 with a forecast for a 6.9 percent increase in 2018.
The Utah economy likely will have a solid year of growth in 2018. Every major economic indicator shows an increase over 2017 with the exception of permit authorized nonresidential construction. Growth rates for most of Utah's economic indicators should be double the national rate and the Utah economy should outperform almost all of the high growth western states. Utah's economic growth will be supported by high levels of demographic growth driven, in part, by net in‐migration of 30,000 in 2018. The downside risks to the state's economy come from external factors that could impact the U.S. economy and reverberate to the local economy; changes in U.S. trade and immigration policy, escalation of military tensions with North Korea, a sudden retrenchment U.S. stock market, or trouble in China's overpriced housing market. External threats, however, are generally low probability events and unlikely to affect the anticipated solid growth of Utah economy over the next 12 months.

Economic Outlook - May 2018 Economic Summary
Overview of the Economy—The Utah economy remains healthy. Every major industrial sector expanded in 2017, contributing a total of 43,500 new jobs over the year. An annual employment growth rate of 3.1% is on par with the state's long-term average and is among the strongest in the nation. In 2017, Utah's construction sector posted the highest job growth with 5.4%.
Outlook 2018—The consensus forecast predicts moderating–but still healthy–job and wage growth, low unemployment, and increased net migration in 2018. Internal risks to the Utah economy include the supply of workers, increasing interest rates, housing affordability, and air quality. The nation is entering a late business cycle which may also present challenges. Demographic advantages, an appealing business climate, and increasing labor force participation will continue to be an advantage for the economy. All going well, Utah will once again be one of the top performing economies in the nation in 2018.
Demographics
2017 Overview
Utah's population continued to grow in 2017, with the third highest annual growth rate in the nation at 1.9 percent. In the short term, Utah's unique demographics will continue to exist, despite changes in the balance of net migration and natural increase as contributions to population growth.
State Population Estimates
Utah's population grew by 59,045 persons and reached 3,114,039 by July 1, 2017, according to estimates prepared by the Utah Population Committee (UPC). Net migration (in‐migration minus out‐migration) continued to increase in 2017, contributing 26,989 new residents or 46 percent of growth. Natural increase decreased from 2016, but still contributed more than half of the new growth (54 percent or 32,056 persons).
Utah's rate of natural increase remains the highest among all states, at 11.4 per 1,000 population between 2016 and 2017. This high rate of natural increase has occurred despite the fact that Utah's fertility rate has been declining over the past decade. While Utah's total fertility rate has long been the highest in the nation, the continued decline in 2016 resulted in Utah falling to the second highest rate behind South Dakota. While lower than in the past, Utah's total fertility rate remained above the national average in 2016 (2.24 compared to 1.82).
County Population Estimates
The UPC estimates indicate that Salt Lake County experienced the largest population growth between 2016 and 2017, with 19,373 new residents. This was a shift from the previous three years, in which Utah County saw higher absolute growth. Utah County still saw significant growth, with the addition of 14,350 people. The Wasatch Front (Davis, Salt Lake, Utah, and Weber) still comprise the majority of the state's population (2,343,627 residents or 75.3 percent). Salt Lake County maintains its position as the largest county (1,128,283 residents).
Wasatch County had the highest rate of growth (4.1 percent), followed by Washington (3.3 percent), and Iron (3.0 percent), according to the UPC estimates. Additionally, ring counties (counties that neighbor the urban core like Tooele and Juab) continue to experience solid population growth. Only two counties are estimated to have lost population: Kane (‐0.3 percent) and Daggett (‐4.7 percent).

Utah's Shifting Age Structure
With a median age of 30.7 in 2016, Utah remained the youngest state in the nation. This is due in part to 30 percent of Utahns being under 18 years of age. The state's share of working‐age population (18 to 64 year olds) was the third lowest in the nation, at 59.2 percent.
While the lowest nationally, Utah's median age has been increasing over the past several years. This reflects the fact that the 65 and older population has become a larger share of Utah's overall population. In 2016, 10.5 percent of the state's population was aged 65 and over. In 2000 this share was 8.5 percent, while in 2010 it was 9.0 percent.
The total dependency ratio (non‐working age persons per 100 working age persons) for 2016 was 68.9. This was the third highest in the nation behind Idaho (70.1) and South Dakota (69.1). The national dependency ratio was 61.7. While most of this ratio was youth (51.2), the share of 65 years and older people has increased from 14.4 in 2000 to 17.6 in 2016.
Persons per household are estimated to be 3.19 in 2016 in Utah, the highest in the nation. This is an increase from 3.10 in 2010. Nationally, this same measure is 2.65 persons per household and has also increased in recent years.
Race and Hispanic Origin Counts
The "minority" population (measured as the population that is not white alone and non‐Hispanic) remained similar to 2015, at 21.2 percent of the Utah population. Three counties have a higher minority population than the state average – San Juan County (56.5 percent), Salt Lake County (28.2 percent), and Weber County (23.5 percent). The minority population in San Juan County is predominantly the Native American population, while in Salt Lake and Weber County the dominant group is the Hispanic or Latino population.
The Hispanic or Latino population is the largest minority group in the state. This population increased 2.3 percent – from 411,143 in 2015 to 420,400 in 2016. In 2016, those identifying as Hispanic or Latino were 13.8 percent of Utah's population.
The second largest minority group in Utah was the Asian population at 2.4 percent. This population has experienced significant growth for the past several years, with a 5.7 percent increase from 2015 to 2016.
Subcounty Populations
According to July 1, 2016 estimates from the Census Bureau, Salt Lake City remains the largest city in Utah with a population of 193,744. West Valley (136,574) and Provo (116,868) maintained their second and third place rankings from the 2015 estimates.
Cities that added the most population from 2010 to 2016 are South Jordan, Lehi, Herriman, and South Jordan. Nationally, Lehi was the 11th fastest growing city with a population over 50,000. Logan was one of five cities nationally that crossed the 50,000 population mark between 2015 and 2016.
2018 Outlook
A steady pace with 2017 growth is expected in 2018, with short‐term projections indicating a total population of 3,178,000. Natural increase (births minus deaths) is projected to increase slightly, contributing 34,888 people to Utah's population. Net migration is expected to stay on pace and reach 28,000.

Demographics - May 2018 Economic Summary
Population—Utah Population Committee estimates that Utah's population increased by 59,045 persons in July 2017 with total population rising to 3,114,039. Utah's population growth rate of 1.9% between 2016 and 2017 is the third highest in the nation. Utah also had the highest natural increase in America at 11.4 per 1,000 population for the same period. The total 2017 population count for the United States is 325,719,178. This represents a population increase of 2,313,243 people, or 0.7% from 2016.
Long‐run Projections
State Level Results
For the foreseeable future, Utah will remain a place of growth and change, possibility, and prosperity. Utah is becoming ever more interdependent and interrelated with the outside world, principally through markets but also through technology and migrations of people. Product markets, financial markets, and labor markets connect people to each other through a vast web of relationships that are sometimes invisible, but nonetheless pervasive and transformative. The realities and possibilities emerging from these global interconnections continue to dynamically reshape Utah, presenting new challenges and opportunities. Our collective responses to these emerging and evolving conditions and realities will cumulatively shape opportunities for future generations.
In a mere half century, the state will be home to nearly six million people residing in over 2.2 million households. Utah will continue to maintain its signature demographics as compared to the nation – a relatively young population with relatively large household sizes. However, it is also expected to continue the national trend towards lower fertility rates and an aging population. Fertility rates are projected to decline, but remain above replacement (2.1 children per woman). The share of the population 65 years and older is projected to double, rising from one in 10 to one in five Utahns by 2065.
Median age is projected to increase from 30.7 to38.3 years. Net‐in migration to Utah will cumulatively contribute one‐third of the state's population growth over the next 50 years, with the remaining two‐thirds resulting from natural increase (births exceeding deaths). Because migrants tend to be young, they are likely to bring children with them and have more children after arriving, contributing to the youthfulness of Utah. These in‐migrants will also continue to bring demographic and cultural diversity to the state.
Wasatch Front Metropolitan Area
Over the next 50 years the greater Wasatch Front Region will continue to emerge as a global metropolitan area, as its combined population doubles to reach 3.7 million residents.
Salt Lake and Utah counties will develop and merge into a much larger, more integrated metropolitan area, adding 1.6 million people to reach a combined population of 3.3 million by 2065. The epicenter of this residential and commercial growth dynamic will gradually shift southward into Utah County, which will add one million new residents over the next half century to reach 1.6 million, nearly matching the population of Salt Lake County. Residential and commercial development will further enlarge the greater metropolitan area especially into Wasatch, Juab, Morgan, and Tooele counties. Vast expanses of previously undeveloped land will become part of the expanding urban area.
Salt Lake County will maintain its role as the economic heart of the state with the continued dominance and prominence of its downtown as well as emerging employment concentrations in the northwest quadrant and point of the mountain.  Increasing development costs will intensify the development densities within the county and will encourage overflow to more affordable development in adjacent areas. The population in Salt Lake County will swell by another 600,000 to reach 1.7 million in 50 years.
Northern portions of the greater Wasatch Front urban area, including Davis and Weber counties, will continue to grow, albeit at a more moderate rate.  The impact of urbanization will expand into Cache and Box Elder counties.
Southwestern Utah
Over the next half century, Washington County is expected to be the most rapidly growing of all counties, with its population more than tripling to exceed half a million. Southwestern Utah continues to have its own growth and development dynamics that are more similar to, and oriented towards, the economic engines of Phoenix, Las Vegas, and Southern California. It is heavily dependent on migration for its demographic growth. As this area of the state becomes increasingly urban, it will continue to attract retirees, but will diversify economically and demographically.  Urbanization will intensify water and infrastructure challenges.
Rural Utah
Much of rural Utah has a narrow, specialized economic base that often is tied to the highly cyclical extractive industries. Other natural resource industries face increasing pressure from globalization. The environmentally fragile and isolated areas of the state may not be suitable for the kind of economic development that results in growth. However, new possibilities in technology may make it possible for small populations to have more economic sustainability and stability. These have yet to be fully explored and investigated.
Other more isolated smaller communities have well‐ established recreation, agriculture, or higher education institutions that provide the economic anchors that allow sustained livelihoods in these remarkable and beautiful places.
Challenges
With all this growth and change will come transportation, air quality, water, infrastructure, education, technology, and public services challenges. New diversity in demographics, culture, language, socioeconomics, and generations create the necessity to reinvent and reimagine how we design and connect our communities.
Collectively we have never had such economic, cultural, technological, and demographic capacity. We are both witnesses to and participants in this transformation of Utah. The actions we take today shape how the future will unfold. These projections provide an analytic framework for understanding the overarching trends that influence Utah's future.
Employment, Wages, and Labor Force
2017 Overview
While not as strong as 2016, Utah's labor market performance was notably healthy in 2017, showing gains in both the volume of jobs and the number of labor force participants.
At the end of the year, approximately 69.4 percent of Utah's population age 16 and over was either employed or actively seeking work. Over the Great Recession, Utah's labor force participation lost roughly five percentage points, dropping from a decades‐long average of 72.1 percent to a low of 67.2 percent. In the early years of post‐recession recovery, labor force participation was slow to rebound; even prime working age adult participation failed to bounce back. 2017 appears to be a tide‐changing year with most age groups returning to pre‐recession participation levels. Momentum gains in entering and re‐entering the labor force manifested themselves in other economic indicators as well: wages, unemployment, and job counts, signifying tightness in the state's labor markets.
Labor force entrants were efficiently absorbed into payrolls in 2017. On average, the state exhibited an unemployment rate of 3.5 percent, meaning that approximately 54,500 individuals were unemployed each month of the year. Additionally, the labor force grew by over 51,000, a signal of job seekers' confidence in the state's economy.
Overall, roughly 43,500 jobs were added to the state's economy, an expansion of 3.5 percent. Six thousand fewer jobs were added in 2017 than 2016, but regardless, unemployment remained low throughout the year. The slightly fewer jobs added is likely a sign of tightening labor markets; labor supply in some fields may be lacking. As a result, employers may not be able to fill as many jobs as desired.
Every major industry group across the Utah economy added jobs in 2017. The decline in oil demand finally played itself out, with 2017 ending with a small employment increase over 2016. More significant gains were seen in industries such as construction, which grew by 5.4 percent, leisure and hospitality, growing at 5.1 percent, and professional and business services up 4.2 percent. The mix of fastest growing industries exemplifies the state's robust economic conditions, with incomes increasing, housing in high demand, and our tech sector blossoming.
Labor market gains have not been evenly distributed across the state. Accolades shining a light on the statewide economic conditions do not illustrate the struggles of some Utah counties where gains have been few. Efforts from policymakers and political leaders, reaching as high as the Governor's office, seek to remedy this phenomenon to ensure 2018 is an economic success for all corners of the state.
2018 Outlook
Tightening labor markets leading to restrictions in growth were anticipated in 2016 but did not manifest until 2017. As such, 2018 may exhibit additional slowing though still posting labor market growth. Employers will seek to absorb every source of labor supply possible, thus keeping the state's unemployment rate low. Wage growth may temper in comparison to 2017 but will still be driven by competition for skilled workers in key economic activity.
Forces external to the state may play a significant role in steering the labor market trajectory. As Congress builds out its final version of tax policy changes, it is yet to be determined to what extent those changes may have an effect on Utah consumers, employers, and job seekers.
Employment - May 2018 Economic Summary
Employment Change—Utah's nonagricultural employment increased an estimated 3.3%, or 48,200 jobs, between April 2017 and April 2018. Nationally, employment increased 1.6%, or 2.3 million jobs, between April 2017 and April 2018.
Unemployment—Utah's unemployment rate was 3.1% in April 2018, slightly lower than the April 2017 rate of 3.3%. The national unemployment rate was 4.0% in April 2018, lower than the April 2017 rate of 4.4%.

Personal Income
2017 Overview
Utah's total personal income in 2017 was an estimated $132.7 billion, a 6.3 percent increase from $124.9 billion in 2016. Utah's estimated 2017 per capita income was $42,691, up 4.3 percent from $40,925 in 2016. Both measures of personal income growth in Utah were higher in 2017 than in 2016, in which total personal income grew by 5.2 percent and per capita income grew by 3.1 percent. In the last two years, Utah's growth in total personal income and per capita income has been nearly twice the national average.
Total Personal Income
Total personal income (TPI) is the sum of all individual personal income in a given region. There are three components of TPI: 1) net earnings by place of work, adjusted by residence; 2) income from dividends, interest, and rent (DIR); and 3) income from transfer receipts, such as social security, welfare, and pensions. The largest component of TPI is typically earnings by place of work, which consists of the total earnings from farm and nonfarm industries including contributions for social insurance. In 2017, Utah's TPI was an estimated $132.7 billion, a 6.3 percent increase from $124.9 billion in 2016. Of Utah's total personal income in 2016, 76 percent can be attributed to earnings by place of work. Of this amount, 72 percent came from wages and salaries, 18 percent came from supplements to wages and salaries, and 10 percent came from proprietors' income.
In 2016, Utah's income from Dividends, Interest, and Rent (DIR) increased to $23.71 billion and income from transfer receipts was $16.7 billion. Utah transfer receipts comprise a smaller portion of TPI than the national average (13.4 percent vs. 17.4 percent).  Utahns rely more on wage earnings for income than their counterparts nationally.
In 2016, most nonfarm earnings in Utah were in the private sector: 83 percent of the earnings by place of work, compared to 82.7 percent nationally. The Utah public sector accounted for 16.9 percent of nonfarm earnings, which is slightly higher than the national share (16.8 percent). Within the Utah private sector, the manufacturing sector (11.9 percent) was the largest source of earnings, followed by professional, scientific, and technical services (10.8 percent), and health care and social services (10.5 percent). At the national level, health care accounted for the largest percentage of private sector earnings followed by professional, scientific, and technical services, and manufacturing.
In 2016, most of Utah's broad industry classifications experienced growth in earnings. The arts, entertainment, and recreation sector had the highest year‐over‐year growth of 16.1 percent. Other industries experiencing high growth included real estate and rental and leasing (14.3 percent); forestry, fishing, and related activities (10.5 percent); information (10 percent); and construction (9.9 percent).
The only sector to experience a loss in earnings in 2016 was mining, quarrying, and oil and gas extraction, which fell 19.1 percent.
Per Capita Personal Income
Per capita personal income is a region's total personal income divided by its total population. Personal income and per capita earnings data are reported quarterly by the U.S. Bureau of Economic Analysis. Utah's estimated 2017 per capita personal income was $42,691, up 4.3 percent from the 2016 level of $40,925. Utah's estimated 2017 per capita income is 84.7 percent of the national per capita income of $50,423.

Utah's 2016 growth rate in per capita personal income was the second highest in the nation at 3.1 percent. The state's personal income has been among the fastest growing in the United States due to the strong economy and robust labor market. Utah's year‐over‐year employment growth is consistently one of the highest in the county, and its unemployment rate is well below national levels.
Personal and Per Capita Income by County
While Utah experienced strong personal income growth of 3.1 percent in 2016, it was lower than its 5.3 percent growth in 2015. Eleven Utah counties experienced a decline in per capita income in 2016, with Rich (‐12.3 percent), Duchesne (‐6.8 percent), and Uintah (‐5.8 percent) counties seeing the greatest decrease. The 18 other Utah counties experienced per capita personal income growth. Piute County experienced the strongest year‐over‐year growth in 2016, with 6.2 percent, while Washington and Utah counties experienced 4.1 percent growth. Salt Lake, Davis, Weber, and Cache counties all experienced greater than 3 percent per capita income growth.
In 2016, Summit County's per capita income was $108,675, the highest in Utah, and more than two‐ and‐a‐half times the state average ($40,925). Summit was the only county with a per capita income that exceeded the national average ($49,246). San Juan County ($22,260) had the lowest per capita income, which is only 54 percent of the Utah average.
2018 Outlook
Utah's total personal income in 2017 is estimated to have grown 6.3 percent. This is up from 5.2 percent in 2016 and nearly double the national average. The state's estimated 2017 per capita income growth also improved from 3.1 percent in 2016 to 4.3 percent in 2017.
With the ongoing economic expansion and robust labor market, Utah continues to attract economic migrants looking for work, a lower cost‐of‐living, and an attractive setting. However, even with the inflow of new workers, the strong pace of hiring and a low unemployment rate has challenged several industries with labor shortages. The competition to hire and retain a qualified workforce should continue to put upward pressure on wages and personal income.
As Utah looks to remain one of the top labor markets in the nation in 2018, preliminary forecasts show that both total personal income growth and per capita income growth will continue to see strong gains, albeit at a somewhat slower pace than the robust growth over the past two years.
Wages and Income - May 2018 Economic Summary
Total Personal Income—Utah's total personal income reached $133.0 billion in the fourth quarter of 2017, rising 5.1% from the fourth quarter of 2016. Utah ranked 6th in the nation. Nationally, personal income increased 4.0% over the same period.
Income Per Capita—Utah's per capita personal income grew 2.5% to reach $42,043 in 2017. Per capita personal income for the nation in 2017 was $50,392, a year-over-year increase of 2.4%.
Gross Domestic Product by State
2016 Overview
Gross domestic product (GDP) by state details the value of final goods and services produced in a state. It is the state‐level counterpart to the national GDP. Conceptually, GDP by state is gross output less intermediate inputs, and as such it measures the economic activity within the state. Real GDP controls for inflation by using "chained" dollars (a weighted average of data in successive pairs of years), which is a more meaningful measure of GDP over time. The U.S. Bureau of Economic Analysis (BEA) releases GDP data annually in June. In 2017, BEA revised state‐level GDP measures for 2014‐2016.
Nominal GDP
Utah's nominal GDP (measured in current dollars) was estimated to be $157.7 billion in 2016, up from $149.1 billion in 2015. This represents a growth rate of 5.8 percent, which ranks the first highest in the nation. The Utah GDP growth rates of 5.8 percent, 5.8 percent, 5.7 percent, and 4.1 percent in 2016, 2015, 2014, and 2013, respectively, represent a marked improvement in the Utah economy compared to the average annual GDP growth rate of 0.5 percent between 2008 and 2010. However, the average Utah growth rate of the last four years is still below the 7.4 percent annual growth rate in state GDP that prevailed between 1998 and 2007.
Real GDP
Utah's real GDP (measured in 2009 chained dollars) was $137.0 billion in 2016, up from $132.1 billion in 2015. This represents a growth rate of 3.7 percent, the third highest in the nation. Of Utah's production in 2016, 87 percent came from private industry led by finance, insurance, and real estate.
Industry Growth
The information industry (which accounts for 4.5 percent of Utah GDP) showed the strongest real GDP industry growth for the 2015 to 2016 period, growing from $6.3 billion to $7.1 billion, a 12.6 percent increase. The construction and education and health services industries had the next highest industry growth rates of 9.9 percent and 9.5 percent, respectively. The lowest growth industries in Utah in 2016 were agriculture, natural resources, and mining (‐23.7 percent) and manufacturing (3.0 percent).
2017/2018 Outlook
Utah's current real GDP growth rate of 3.7 percent is above the average growth rate of 2.8 percent in the state in the last four years (2012‐2015). This is a marked increase from the negative Utah average real GDP growth rate of ‐0.7 percent during 2008‐2010. Utah's GDP growth has become more aligned with the national economy recently, both in terms of growth trends and industrial composition. Agriculture, natural resources, and mining was the only industry group to experience a decline in 2016, going from $3.9 billion in 2015 to $3.0 billion in 2016. Besides this, eight out of eleven Utah industry groups have performed well, growing by 4 percent or greater (other services and manufacturing were below 4 percent). Potential federal trade policy changes and geopolitical instability could present challenges in the economy. Potential expansionary federal fiscal policy including tax cuts and infrastructure spending may present an upside risk. However, Utah's strong and diversified industrial composition will continue to help our growth remain above the U.S. average, we expect Utah growth in real GDP to be in the 3.5–4.5 percent range.
GDP, CPI, Interest Rates, and Home Prices - May 2018 Economic Summary
Interest Rates—The 30-year fixed-rate mortgage (FRM) averaged 4.61% for the week ending May 17, 2018 according to Freddie Mac.
Home Prices—According to the Federal Housing Finance Agency (FHFA) House Price Appreciation Ranking, Utah's house prices were up 10.74% in the fourth quarter of 2017 from fourth quarter of 2016.

Foreclosure Rates—At the end of the first quarter of 2018, Utah ranked 2nd lowest with 0.38% of all loans in foreclosure.
Utah Taxable Sales
2017 Overview
Taxable sales (sales subject to sales tax) are an indicator of economic activity in the state. They indicate changes in both consumer and business spending on taxable goods and services and typically perform well in times of economic expansion and poorly during times of recession.
In 2017, total taxable sales in Utah increased by approximately 7.2 percent to an estimated $60.6 billion. A robust labor market and solid gains in wages and personal income were among the primary drivers of growth. In addition to solid growth in sales from existing taxpayers, additional tax collections from some online sellers who began collecting sales tax in 2017 bolstered growth. Other significant factors driving growth in Utah taxable sales include another strong year in the tourism industry and high consumer sentiment. Each major component of Utah taxable sales increased in 2017. Retail sales increased the most at 7.8 percent, followed by business investment purchases at 7.0 percent and taxable services at 5.2 percent.
Retail Sales
Trends in retail sales are particularly important as retail sales is the largest component of total taxable sales, accounting for an estimated 52.2 percent of the total in 2017. Furthermore, retail sales are an important economic indicator as consumer spending drives much of our economy.
In 2017, retail sales was an estimated $31.6 billion, a 7.8 percent increase from $29.3 billion in 2016. This growth significantly outpaced the 4.4 percent increase estimated in U.S. nontaxable and taxable retail sales in 2017. Significant increases in Utah employment, wages and personal income were primary drivers of growth in consumer expenditures. The growing popularity of online sales has reduced growth in taxable retail sales in recent years. Online or remote sales from businesses that do not have a physical presence in the state and do not collect sales tax are not included in taxable sales. However, in 2017 some online sellers, including Amazon, began collecting sales tax in Utah. The addition of these sales provided a significant lift to taxable retail sales in 2017.
Business Investment Purchases
For the first time since 2014, business investment purchases increased over the prior year, rising by an estimated 7.0 percent to $8.8 billion in 2017. Sharp drops in investment in the oil and gas and mining industries led to business investment declines in 2015 and 2016. However, in 2017 investments in these industries are once again increasing. The largest increases in business investment purchases in 2017 were from the construction, manufacturing, and wholesale trade industries.
Although a relatively small portion of total taxable sales (14.6 percent in 2017), business investment purchases have historically been the most volatile of the three major components of taxable sales. Business investment purchases declined the most of any component during the recession and are the only major component of taxable sales to not reach or exceed pre‐recession highs by 2017.
Taxable Services
Taxable services increased by an estimated 5.2 percent to $16.9 billion in 2017. Tourism‐related industries (accommodation, food services, entertainment, and recreation) once again led growth in this sector. Since 2011, growth in taxable services has been steady with annual increases ranging from 4.2 to 6.0 percent.
2018 Outlook
Utah's strong labor economy, combined with high consumer confidence, should drive another year of steady gains in Utah taxable sales. Total taxable sales are forecasted to increase by 5.4 percent to $63.9 billion in 2018. Although slower than 2017, growth in retail sales is expected to increase by 5.1 percent in 2018, 1.2 percent higher than the 3.9 percent forecasted increase in U.S. nontaxable and taxable retail sales. Business investment purchases are forecasted to grow again in 2018, increasing by 5.6 percent, while taxable services should have another year of consistent growth, increasing by 5.1 percent.
Forecasted growth in 2018 is barring any significant changes in the broader macro‐economic environment. Taxable sales forecasts are sensitive to changes in economic and political conditions. Specific conditions with the potential to impact 2018 taxable sales are primarily external in nature and include, but are not limited to, monetary and tax policy decisions, national political climate, commodity prices, and geopolitical instability.
Any significant changes in these and other economic and political conditions could result in changes to employment, disposable income, and consumer confidence, which will in turn affect Utah taxable sales.
Summary
Healthy economic conditions led to significant growth in taxable sales in 2017. Although risks to the projections exist, the outlook for 2018 is positive with steady growth in Utah taxable sales expected to continue in 2018.
State Tax Collections
2017 Overview
Utah continues to experience healthy economic growth with tax collections rising steadily each year since the Great Recession. Utah's economy once again outpaced the nation in employment and wage growth. Consistent with this picture, FY 2017 total unrestricted state revenues jumped 6.1 percent following a 2.8 percent increase in FY 2016.
With the conclusion of FY 2017, Utah is on pace to post its seventh year of uninterrupted growth in unrestricted revenues from General, Education, and Transportation Funds and mineral lease revenues. Total FY 2017 unrestricted revenue from these sources totaled $6,970.2 million, exceeding the February 2017 forecast (adjusted for legislation) by $104.8 million.  General Fund revenues increased 4.5 percent while Education Fund revenues rose 6.1 percent. Revenues to the Transportation Fund jumped 12.3 percent.
General Fund
Revenues from all major taxes deposited into the General Fund, except for severance and beer, cigarette and tobacco taxes, posted positive gains in FY 2017. Unrestricted revenues in the General Fund totaled $2,341.3 million in FY 2017, an increase of 4.5 percent compared to FY 2016. FY 2017 unrestricted sales tax revenue rose 4.4 percent while total sales tax, including earmarked revenue, rose 5.2 percent. Increases in sales tax revenue were a result of overall positive economic conditions and a strong labor market in Utah. One item to note is the increase in sales tax earmarks over the years.

Sales tax earmarks totaled $585.4 million in FY 2017, up 7.8 percent compared to FY 2016. In FY 2011, total earmarked sales tax revenue amounted to $189.2 million. FY 2017 unrestricted insurance premium tax revenue increased 9.3 percent. Total insurance premium taxes, including unrestricted and earmarked funds, increased 2.5 percent. Liquor profit revenue edged up 2.2 percent in FY 2017. Continuing weakness in prices and production in Utah's natural resource extractive industries led to a 55.2 percent decline in oil and gas severance tax unrestricted revenues. Mining severance tax revenues were down 1.9 percent in FY 2017 following a large drop in FY 2016.
Education Fund
Total Education Fund revenues rose 6.1 percent, to $3,980.1 million in FY 2017. This was largely the result of a 7.1 percent increase in individual income taxes. FY 2017 gross final payments grew $63.2 million or 6.1 percent. The strength of Utah's labor market was evident in withholding payments which jumped 7.5 percent in FY 2017. Refunds increased 7.3 percent to $468.4 million in FY 2017.
FY 2017 corporate tax revenue decreased 2.9 percent following a 9.5 percent drop in FY 2016. Mineral production withholding fell 3.0 percent, mirroring the declines in the natural resource sector.
Transportation Fund
Total Transportation Fund revenues, which jumped 12.3 percent to $573.5 million in FY 2017, were influenced by recent legislation which increased the tax rate on both motor and special fuels by 4.9 cents (effective January 1, 2016). It changed the tax rate from a flat 24.5 cents per gallon to a percentage of the average statewide rack price of a gallon of motor fuel, with the tax rate changing at the beginning of each calendar year.
The new calculated tax rate allows motor fuel tax rates to rise when gas prices increase. Collections from motor fuel and special fuel taxes increased 14.3 and 16.8 percent respectively in FY 2017, as a result of tax rate increases and increases in consumption due to relatively low fuel prices. Other Transportation Fund revenue sources posted 0.1 percent growth.
Potential Risks to the Economy
While Utah has benefited from a lengthy period of economic expansion, there is always the potential for national and international developments to negatively impact the state's economy. Potential disruption that could impact tax collections include a correction in stock market or asset values leading to a decline in business and consumer confidence, fiscal or monetary policy changes such as rising interest rates or tax policy changes, declining economic activity in China or Europe, military conflicts, terrorist attacks, weak U.S. labor markets, and negative developments in a particular economic sector.
In addition, legislative changes have the potential to impact tax collections. For instance, legislation is pending in Congress that would allow states to collect sales and use tax from remote sellers with no nexus (physical presence) in the state.
2018 Outlook
The FY 2018 outlook for revenues is positive with total unrestricted revenue projected to rise 5.6 percent.

Forecasted economic indicators remain strong with personal income anticipated to increase 4.9 percent in FY 2018, boosting sales and income tax revenue.

The General Fund is expected to grow 5.5 percent (5.8 percent including earmarks). Unrestricted sales taxes are forecasted to increase 5.6 percent (6.0 percent including earmarks). Total Education Fund revenues are expected to grow 6.3 percent with its largest component, individual income taxes, increasing 6.7 percent. Although difficult to forecast, FY 2018 corporate tax revenue is expected to rise 2.0 percent as U.S. corporate profits are forecasted to rise 5.1 percent in 2017. Revenues in the Transportation Fund are expected to edge up 1.5 percent in FY 2018.
Summary
FY 2017 was the seventh year of consecutive growth in total unrestricted tax revenues. Healthy growth in tax collections is expected to continue in FY 2018 barring any major economic disruptions.
Exports
2017 Overview
Over the last decade, Utah merchandise exports have grown from $7.8 billion in 2006 to almost $12.1 billion in 2016. Over the last year, however, Utah exports decreased roughly nine percent. Utah is currently the 28th largest exporting state in the nation, slightly down from 27th in 2015.
The Salt Lake City metropolitan area is the 36th largest exporter in the nation among MSAs with $8.7 billion, making up 72 percent of Utah's total exports in 2016. Over the last decade, exports from Salt Lake City increased 56 percent from $5.6 billion in 2007. The Provo‐Orem area made up 16 percent of total exports with a value of $1.9 billion in 2016. This is a 57 percent increase over the last decade from $1.2 billion. The Ogden‐Clearfield area accounted for 13 percent of total exports with $1.6 billion, up 141 percent from 2007. The Logan area (including some parts of Idaho) saw even more rapid growth than Ogden with a 177 percent increase over the last decade. Finally, St. George, Utah increased its exports from $24 million in 2007 to $36 million in 2016, a 51 percent increase.
Utah's leading export industry continues to be primary metal products. This sector accounted for approximately 40 percent of Utah's total merchandise exports in 2016, down from 44 percent in 2015. The value of primary metal exports in 2016 stood at $4.8 billion, a moderate decrease from $5.5 billion in the previous year.
The state did see substantive gains in manufacturing ($67 million), transportation equipment ($54 million), and electrical equipment ($40 million) exports. Other industries declined, including computers and electronics (–$403 million), chemicals (–$32 million), fabricated metals (–$25 million), machinery (–$24 million), and plastics and rubber (–$16 million).
Excluding gold, Utah's "value added" exports declined slightly from $7.4 billion in 2015 to $7.1 billion in 2016. The largest non‐metal export category in 2016 was computers and electronic products, totaling $1.7 billion. While this industry declined nearly 20 percent from the previous year, it still makes up almost 15 percent of the total goods exported from the state. Other major export categories included chemicals ($1.06 billion, nine percent of total), food products ($922 million, eight percent of total), and transportation equipment ($866 million, seven percent of total).
Categories which experienced significant relative growth in 2016 include textiles and fabrics (up 103 percent), petroleum and coal products (up 70 percent), wood products (60 percent growth), and fish and other marine products (58 percent growth).

The United Kingdom was again Utah's largest export destination in 2016 with exports totaling $3 billion representing 25 percent of Utah's export portfolio. The second largest export destination was Hong Kong, with over $1.5 billion in exports, making up 12 percent of Utah's export portfolio. The commodity profile of exports to the United Kingdom and Hong Kong continues to be dominated by primary metals. In fact, 93 percent of exports to the United Kingdom and 88 percent of exports to Hong Kong are primary metals. Utah's third largest export destination was Canada with $1.3 billion in exports, making up 11 percent of total 2016 Utah exports. The top three industry exports to Canada were: primary metals ($301 million), chemicals ($195 million), and transportation equipment ($171 million). Mexico followed Canada at$741 million, making up six percent of the total. By far, the largest industry export to Mexico was transportation equipment at $243 million.
Rounding out the top five export destinations is China with $648 million in exports, making up 5 percent of the total. The single largest export category to China was computers and electronics at $238 million. Taiwan, Japan, the Netherlands, Germany, and South Korea are also included in Utah's top 10 trading partners.
Over the last decade, exports to Free Trade Agreement (FTA) partners increased 92 percent. In 2016 alone, exports to FTA partners totaled $3.1 billion, making up 26 percent of exports from Utah.
2018 Outlook
As has historically been the case, significant fluctuations in Utah's total exports are driven largely by volatility of the price of gold in the international marketplace. The price of gold is projected to increase slightly in 2018 and 2019, but not as much as previously projected. Increased demand is expected to support increased precious metals exports from Utah.
To establish greater consistency in export value the State of Utah is promoting increased and expanded "value added" exports to diverse markets across the globe. Aiding in this effort are the World Trade Center Utah, the Goernor's Office of Economic Development, and the Economic
Development Corporation of Utah.
Critical to increased trade are free trade agreements such the North American Free Trade Agreement (NAFTA), which has come under fire by the current administration. Utah's success in the global market is dependent on positive trade relations with both Canada and Mexico.
Utah also continues to support increasing exports from rural Utah, working to help smaller rural economies to benefit from global economic growth. Because rural exports make up only a small percentage of total exports from the state, the potential for expanded growth remains significant.
Additionally, the Inland Port Exploratory Committee (IPEC) held three public meetings during 2017 to discuss next steps in exploring the feasibility of an inland port in Utah. The IPEC visited three ports of interest: Port of Long Beach, CA; Greer, S.C. Inland Port; and Cordele, GA Inland Port. This committee also managed the contract for the Inland Port Feasibility Study, which was awarded in October. The study was completed in December and included a review of the market, competitiveness, and logistics system facts. The study concluded that there is a strong business opportunity if there is integration of ground and air logistics, infrastructure development, and economic development. A global trade port could be transformative and further establish the state as a global economic player.

Price Inflation and Cost of Living
2017 Overview
Inflation at a moderate level can be a positive signal that the economy is strong and that businesses feel confident enough in consumer spending to raise prices. The Federal Reserve states that an inflation rate of two percent is most consistent with its mandate for price stability and maximum employment, conditions associated with economic growth, and warns that an inflation rate "that is too high may reduce the public's ability to make accurate long term economic decisions." Conversely, an inflation rate that is too low would elevate the "probability of falling into deflation" —a harmful economic phenomenon where prices, and perhaps wages, fall.
A common measure of inflation is the U.S. Consumer Price Index (CPI), which measures price changes for a fixed group of goods and services over time. The CPI is calculated by the U.S. Bureau of Labor Statistics. After extensive analysis, the Federal Reserve considers the Personal Consumption Expenditures (PCE) Index compiled by the U.S. Bureau of Economic Analysis (BEA) to be a better measure of inflation that consumers experience over time.
Through October 2017, the headline index has risen two percent. The CPI increased by 1.3 percent from 2015 to 2016. In the previous year (from 2014 to 2015) the CPI increased only 0.1 percent. The last time inflation was above two percent was in 2012.
Housing, car insurance, motor fuel and medical care became relatively more expensive this year while vehicle and clothing prices actually fell. Over the last decade, car insurance is up nearly 60 percent, education near 50 percent, medical care prices over 30 percent, housing and food prices have grown around 20 percent (the general price level), while vehicle, clothing and recreation prices have changed very little.
Motor fuel prices have fluctuated a lot but have fallen 10 percent this decade. The trend of inflation is clear, $1.00 in 1960 could buy the same amount of quality goods as $8.33 in 2017. This is up from $8.17 in 2016.
While the Federal Reserve decreased the interest rate to an unprecedented 0‐0.25 percent in 2008 in response to the recession, there have been moderate increases in recent years. In 2016 the rates were raised to 0.75 percent with gradual increases up to 1.50 percent by December of 2017. This points to continued moderate inflation and confidence in the economy of the nation.
Regional Price Parities (RPPs) measure cost of living across states and metropolitan areas and help give a sense for differences by geographic region. The most recent RPP data is from 2015. Utah's RPP is 97, indicating that the cost of living in Utah is slightly lower than the national average.
According to the most recent BEA reports, the 2016 average compensation per job in Utah was $57,729 (compared to the national average of $66,447). This reflects a 2.7 percent increase in Utah's average compensation since 2015, which is double the national increase of 1.3 percent during the same period.
2018 Outlook
According to the Federal Reserve, overall PCE inflation for 2018 is expected to be near two percent and remain stable in the near future.

The Federal Reserve expects the federal funds rate to increase through 2018 to near two percent. The rate increases will depend on the future expected outlook of the economy and could be impacted by federal tax changes among other factors.
Regional/National Comparisons
2017 Overview
Population and Households
Utah ranked 31st for total population (3,051,217) in 2016—surpassing the three million inhabitants mark that year. For 2016, Utah was the fastest growing state in the nation with an increase in residents of 1.8 percent. Over the three‐year average from 2013 through 2016, Utah ranked fourth for population growth, with an annualized increase of 1.7 percent, significantly higher than the U.S. average (0.7 percent). Utah's growth is also faster than the Mountain States regional average (1.4 percent) and that of all of its neighboring states; though Colorado, Arizona, Idaho and Nevada were close behind, ranking fifth, seventh, ninth and eleventh, respectively. Utah's growth can be attributed in part to the state's highest‐in‐the‐nation birth rate. Utah also continues to have the largest household size in the nation (3.2 persons per household—with only two other states averaging over 3.0).
Gross Domestic Product
Utah ranked second in the nation for annualized real gross domestic product (GDP) growth from 2013 through 2016, with a rate of 3.9 percent. The U.S. average was 2.3 percent and the Mountain States regional average was 2.6 percent.
Per capita GDP measured $44,893 in 2016, 12 percent lower than the U.S. as a whole ($50,708), and with a national ranking of 31st—but higher than the other Mountain States except Colorado and Wyoming.Utah's relatively low per capita GDP is at least partially attributable to Utah's high proportion of children.
Personal and Family Income
One measure of the health of the economy is personal income. This subset of GDP measures the amount of funds available to individuals. Utah's total personal income was $125 billion in 2016, resulting in a per capita personal income of $40,925. This places Utah as 42nd in the nation. This ranking also relates to Utah's high proportion of children.
Two measures that do not include children are household income and family income. Utah's median household income was $65,977 in 2016—12th highest in the nation. Utah's high ranking is due in part to having the fewest single‐person households in the nation. While household income measures the income of all workers within a household (regardless of relation), another measure—family income—excludes single‐person households, measuring only the income of relatives within the same households. Utah's 2016 median family income measured $74,181, with a national ranking of 20th. To put these incomes in perspective, Utah's cost of living is typically considered near the national average.
Employment and Unemployment
Nonfarm payroll jobs are generally considered an accurate employment indicator that closely reflects labor market conditions. In 2016, Utah employed nearly one and a half million workers on nonfarm payrolls. The annualized growth rate of employment was 2.6 percent from the end of 2013 to the end of 2016, compared to 1.8 percent nationally. This employment growth is second in the Mountain States region to Arizona's 2.9 percent growth.
This high growth rate has influenced Utah's low unemployment rate. For 2016, the state's unemployment rate averaged 3.4 percent, eighth lowest in the nation and significantly lower than the national unemployment rate (4.9 percent). By October 2017, Utah's rate had decreased slightly to 3.3 percent, 10th lowest in the nation, but up slightly from the same month in 2016 (3.2 percent). The national unemployment rate in October 2017 was 4.1 percent.
2018 Outlook
Utah's economy is likely to remain vibrant. GDP will rise accordingly. Population growth will continue—like other states in the West—to outpace the national average. Utah's low unemployment rate is likely to remain steady. This should keep pressure on wages, likely increasing them and bolstering Utah's labor participation rate.
Social Indicators
2017 Overview
Social indicators provide insights into "noneconomic" dimensions of life in Utah. Our selective review includes commuting, internet, crime rates, education, homeownership, and poverty.
Commuting
The 2016 American Community Survey (ACS) showed 75.8 percent of working Utahns drove alone as their means of transportation to work, 11.0 percent carpooled, 2.7 percent used public transportation, 2.7 percent walked, 0.7 percent rode a bicycle, 0.6 percent used other means, and 6.1 percent worked at home. The mean travel time to work was 21.3 minutes, which is the 10th shortest in the nation.
Internet
Data from the 2016 American Community Survey estimates that 94.5 percent of households in Utah have a computer. Of these, 85.4 percent—805,275 households—have a broadband internet subscription,0.4 percent have a dial‐up, and 14.2 percent have a computer without an internet subscription. Only 5.5 percent of Utah households do not have a computer.
Crime
The Federal Bureau of Investigation's Uniform Crime Reports for 2016 reported the rate of violent crime (murder and non‐negligent manslaughter, forcible rape, robbery, and aggravated assault) for Utah was242.8 per 100,000 people, the ninth lowest in the nation, and an increase from 238.7 per 100,000 people in 2015. This is in comparison to the national rate of 397.1 violent crimes per 100,000 people in 2016. As such, Utah continued to have a significantly lower rate of violent crime than the U.S. Utah's property crime was 2,951.5 per 100,000 people, 10th highest in the nation and above the national average of 2,450.7 per 100,000 people.
Education
In 2016, the ACS reported 91.7 percent of Utahns age 25 years and older had at least a high school degree, ranking Utah as the 12th in the nation. The national rate was 87.5 percent. Utah also ranked 18th in higher education attainment, with 32.6 percent of persons 25 years and over having obtained a bachelor's degree or higher. For higher education, Utah males ranked 11th highest in the nation (34.5 percent) while Utah females rank 30th (30.7), a difference of 19 places in ranking. The national rate was 31.3 percent.
Homeownership
For 2016, Utah's homeownership rates have risen to 71.3 percent, a 1.4 percentage point increase from the previous year. This was the first‐time homeownership rates have increased since 2009 when the impacts of the Great Recession began to appear in the housing market. Utah is still far from its peak in 2008 when homeownership reached 76.2 percent, however, the increase this year improves Utah's national homeownership ranking from 11th in 2015 to 7th in 2016. The average rate for the nation was 63.4 percent. The states with the highest home ownership were West Virginia with a rate of 74.8 percent, Delaware at 73.0 percent, and Michigan at 72.8 percent. The lowest rates of home ownership occurred in the District of Columbia with a rate of 40.8 percent, New York at 51.5 percent, and California at 53.8 percent.
Poverty
The rate of all people in poverty in Utah in 2016 was 10.2 percent. This rate is a decrease of 1.1 percentage points from 2015. Utah had the 11th lowest rate in the nation and was below the national rate of 14.0 percent. New Hampshire had the lowest poverty rate (7.3 percent) and Mississippi had the highest (20.8 percent). Compared to other states, Utah had very low rates of participation in public assistance programs for people with low incomes, partially due to its relatively low poverty rate.
Economic Development
2017 Overview
Job Growth
2017 was a year of continued economic growth for Utah. National economic gains continued to be marginal, and Utah remained among the top states in the nation for economic growth. Utah ranked second in the nation for year‐over‐year job growth. October 2017 data from the Utah Department of Workforce Services shows Utah's year‐over job growth rate was 2.7 percent, almost double the national rate (1.4 percent). This corresponds to more than 39,000 jobs added to Utah's economy.
Quality professional jobs increased substantially in 2017. In particular, information jobs grew by 6.0 percent year‐over, and professional, scientific, and technical services jobs grew by 3.9 percent year‐over, both rates significantly higher than the national average.
The Economic Development Corporation of Utah and the Governor's Office of Economic Development worked together to support 30 companies who announced decisions to relocate or expand in Utah, adding a projected 11,456 jobs to the state's economy and retaining an additional 1,598 jobs. This represents projected capital investments in Utah totaling more than $1 billion.
Major Projects
Notable expansions or relocations in 2017 include the planned expansion of Pluralsight with 4,464 jobs to south of Salt Lake City, Stryker with 540 jobs in Salt Lake City, Packsize with 354 jobs in Salt Lake City, and Electronic Power Systems with 128 jobs in Cache County. Adobe also announced a $90 million capital investment project in the state.

In addition to business growth, infrastructure projects continue to enhance opportunities. Utah's transportation infrastructure is one of the best in the country. In particular, Salt Lake City is undergoing a 10‐ year, $3 billion plus remodel of its international airport that is expected to contribute $3.3 billion to the state's economy.

Business Climate
Utah's young, educated workforce continues to grow, state and local governments remain fiscally responsible and stable, and the cost of doing business remains lower than the national average. Utah continues to receive recognition as a leading global business destination, enjoying accolades from national sources like Forbes, which has ranked Utah the #1 Best State for Business six of the past eight years.
Utah also ranked first on the Pollina Corporate "Top 10 Pro‐Business States" and has for the past four years. Factors that contribute to this ranking include a stable regulatory environment, low unemployment, ease of starting a business, low operation costs, a well‐ educated workforce, and high quality of life.
Trends
Utah's strategic industry clusters employed 224,471 Utahns in 2017, up from 217,749 in 2016, demonstrating 3.1 percent growth. Utah's industry clusters include aerospace and defense, energy and natural resources, financial services, life sciences, outdoor products, and software development and information technology.
Utah‐based companies raised $623 million from private investors in 2016. 2017 continued with strong investment deals bringing over $627 million in investment through three quarters.
2018 Outlook
2018 is expected to show continued growth. Because of Utah's diverse mix of industries, the state economy is expected to mirror trends in the national economy, but at a greater rate.  Utah continues to attract relocation projects, as well as the attention of national and global site selectors, and is primed for the best organizations and talent to bring their business to the state.
Public Education
2017 Overview
Enrollment
In fall 2017, there were 652,347 students in Utah's public education system, an increase of 7,871 students (1.2 percent) over 2016. There were 47,649 kindergarten students, a decrease of 639 students over the previous fall 2016 (48,288) or ‐1.32 percent.
Although Utah's student population is primarily white (74.6 percent), it is becoming more diverse. In fall 2017, 17.0 percent of Utah's student body was Hispanic or Latino, 1.7 percent was Asian, 1.6 percent was Pacific Islander, 1.0 percent was American Indian and Alaska Native, 1.4 percent was African American or Black, and the remaining students identified with multiple ethnicities.
In 2017, there were 112 operating charter schools in Utah. Charter schools operate independently of school districts, but receive public funds and must adhere to federal and state laws in using those funds for operations. Charter schools are educating 75,566 students, about 11.6 percent of all Utah students in public schools.
Finances
In fiscal year 2014, the most recent year for which National Center of Education Statistics data are available by state, Utah's net current expenditure per pupil was $6,546, the nation's lowest. Net current expenditure does not include spending for capital; including capital spending total expenditure per pupil for fiscal year 2014 was $7,815. However, some consider the measure of current expenditure as a percent of total personal income a better measure of Utah's effort to fund public education. In this measure, Utah ranks 31st nationally, at 3.7 percent. Utah's per pupil net current expenditures for fiscal year 2017 was $7,298.
In the 2017 General Session, the Legislature appropriated funds for an increase of $127 (four percent) in the regular Weighted Pupil Unit (WPU) value, increasing it from $3,184 to $3,311 for fiscal year 2018. The cost of the Basic School Program is projected to be $2,849,024,700, which is funded by $399,041,300 (14.01 percent) from a statewide uniform property tax rate (the basic levy) and $2,422,483,400 (85.03 percent) in state income tax revenues.
Achievement
In 2017, Utah ranked 33rd in the nation with an ACT Average Composite Score of 20.3. Utah is one of only 17 states in the nation where the test is offered to 100 percent of high school students.
Statewide, the class of 2017 graduation rate was 86 percent, a one percentage point increase from the prior year graduation rate of 85 percent.
In 2017, Utah's pupil‐teacher ratio was 21.8, which is the same as in 2016.
A total of 32,849 Utah students earned 233,626 hours of college credit in 2017 through Utah's concurrent enrollment program. This total represents a nine percent increase in students over 2016 and 96 percent of them are passing their college courses.
A total of 25,508 Utah public school students took 39,223 Advanced Placement (AP) exams in 2017 with a 67 percent pass rate, meaning the scores were good enough to earn college credit. Nationally, the pass rate was only 57 percent.  Utah has 13 schools involved in the International Baccalaureate (IB) program including nine that offer IB diplomas.
157 Utah schools—or about 14 percent of all Utah schools—offer dual immersion programs in French (16), German (2), Mandarin Chinese (42), Portuguese (6), and Spanish (86). Five of these schools offer more than one language.
2018‐2019 Outlook
Enrollment
Growth in student enrollment is expected for several years, as Utah continues to experience net in‐migration, the nation's highest birth rate, and the nation's second highest fertility rate. Total enrollment in the public education system in Utah in fall of 2018 is forecasted to increase by 7,681 students (1.2 percent) to 660,082. A projected additional $68 million in state funds are needed to fund student growth.

For the past four school years, the incoming kindergarten class was smaller than in previous years. This change corresponds to a declining number of total births five years prior. Based on births, the trend of declining kindergarten size is expected to continue until at least the 2019‐20 school year.
Charter school enrollment in Utah has increased by approximately 6.8 percent per year, on average, over the last four years. It is forecasted that enrollment in charter schools in Utah will grow by 5.6 percent in the fall of 2018.
Higher Education
2017 Overview
Higher education is a driver of the state's economy. The recent recession and recovery have hastened a long‐term change in the composition of the American workforce with the decimation of low‐skill blue collar and clerical jobs, nationwide. Ninety‐nine percent of jobs filled since December 2007 have gone to workers with at least some college education.
2015‐16 graduates of Utah's public colleges and universities will earn a combined increase of over $470 million in wages their first year in the workforce—an average of over $23,500 more per graduate.
With four‐year tuition at Utah's public colleges among the lowest in the country at an average of $6,483 per year, the estimated wage "return" for a bachelor's degree is over 100% after just two years of employment after graduation.
Utah: A State of Opportunity
Board of Regents Strategic Plan 2025.
In January 2016, the Board of Regents, the governing authority of Utah public higher education, adopted a strategic plan addressing key issues facing higher education in Utah. The Board set metrics for the following areas:

•   Affordable Participation
•   Timely Completion
•   Research & Workforce
Enrollment & Completion
Utah's public colleges and universities saw a slight 2.8 percent bump in enrollment in Fall 2017. While college enrollments across the U.S. have declined, USHE's 10‐ year enrollment projections are expected to outpace the country with an anticipated 55,000 additional students coming to USHE campuses over the next 10 years.
Nearly 62 percent of Utahns aged 25‐64 have attended some college in pursuit of a certificate or degree.Based on 2016 Census data, 33 percent of Utahns aged 25‐64 have earned an associate degree or higher. Utahns typically take longer to complete their course of study: only two out of five USHE students complete their degree within 150 percent of time (six years for a bachelor's, three years for an associate). About half of students graduate within 200 percent of time (eight years for a bachelor's, four years for an associate). To increase Utah's college completion rate, the Board of Regents passed a College Completion Resolution outlining five proven initiatives to help Utah students:

•   Encourage students to take 30 credits per year to graduate on time.
•   Offer plateau tuition at seven of the eight USHE institutions.
•	Help students with math attainment and encourage them to start on their math track during their first year.
•   Design degree‐specific graduate maps.
•   Work to implement reverse transfer and stackable credentials, where appropriate.
Paying for College
Tuition and Student Debt
Utah ranked third‐lowest in the nation for tuition and fees for public universities ($6,360 vs $9,410 nationally), and has the lowest average student debt in the country, at $18,921 compared to $28,950 nationally. Only 54 percent of Utah college students take out student loans, the seventh‐lowest in the nation.
Fifty‐four percent of 2014‐15 USHE students received some form of gift aid. Full‐time students (30 or more credit hours attempted) received, on average, grants awards of $5,660 per student; 33.3 percent of students who enrolled full‐time and received gift aid had all of their tuition and fees covered.
FAFSA Completion
In 2016‐17, 55 percent of eligible Utah high school graduates did not complete the Free Application for Federal Student Aid (FAFSA), the highest among allstates. It is estimated that $36 million in Pell grants was left on the table in 2016‐17 because of this. Last year, Utah joined the FAFSA Collective Impact Initiative and hosted over 70 FAFSA Completion Open House events to help boost Utah's numbers.
Utah Educational Savings Plan (UESP)
In 2017, Utah's nonprofit 529 college savings plan received Morningstar's highest "Gold" rating for the seventh year in a row. UESP is not only the fastest growing college savings plan in the nation, it's the only plan that has received such consistently high marks from Morningstar.
Funding Higher Education
A combination of relatively low costs and low tuition rates make USHE institutions among the most efficient and affordable in the country. Nationally, USHE institutions rank 45th in overall educational revenues per FTE. USHE received an overall 6.2 percent tax fund budget increase last year.
College Preparation
High School Feedback Reports
USHE created these reports to show how Utah's high school graduates are making the transition from high school to higher education. Some key takeaways include:
•    `41 percent of Utah high school graduates attended college within one year of graduating high school.
•	77 percent have completed or started on their math track by the end of their first year of college.
•	Only 76 percent of low‐income students qualified for federal Pell grants, most likely due to not filling out the FAFSA.
•     Only 28 percent took at least 30 credits during their first year in college.

Concurrent Enrollment
Concurrent enrollment provides an opportunity for Utah high school juniors and seniors to earn both high school and college credit at a USHE institution. In 2015‐16, more than one‐third of all high school juniors and seniors in Utah participated in concurrent enrollment, saving these students an estimated $41 million in future tuition expenses.
StepUp Utah Scholars
StepUp Utah Scholars is a college‐readiness program that helps students understand why college is important and what they can do in junior high and high school to best prepare. In 2016‐17, over 97 junior high schools were reached by 753 presentations given by volunteers.
Regents' Scholarship
The Regents' Scholarship was created in 2008 and is funded by the Utah Legislature to help encourage Utah high school students to prepare for college, both academically and financially, by taking a core course of study during grades 9‐12, and saving for college. The Scholarship continues to see increased growth, with a 16 percent increase in awards from last year (to 3,801 students).
USHE Counselor Conference
For the eighth consecutive year, USHE hosted its statewide conference for K‐12 school administrators and counselors. Over 650 attended.
Utah College Application Week (UCAW)
UCAW gives every high school senior in participating schools the opportunity to apply to college during the school day, with a particular focus on first‐generation and low‐income students. Nearly 20,000 students from 117 schools participated in 2016, with students submitting over 25,365 applications. Eighty‐six percent of students said UCAW increased their interest in going to college after high school graduation.
Industry and the Workforce
Increased Wages of USHE Graduates
USHE's 2015‐16 graduates generated an estimated$470 million in additional revenues to Utah in 2017, with 76 percent coming from those with a bachelor's degree or higher. With increased wages comes increased spending and saving capacity that will generate an estimated additional $16 billion to Utah's economy over the next 30 years due to their higher educational attainment.
Career & Technical Education (CTE)
USHE provided over 11,240,576 membership hours in technical education last year, and works closely with business and industry leaders to develop and deliver relevant programs tailored to local workforce development needs. Eighty‐nine new certificates were developed as a result of direct collaboration with business and industry.

Agriculture
2017 Overview
General
In 2016, Utah had an estimated 11 million acres in farmland (8.6 million acres of pastureland), 20.9 percent of Utah's total 52.6 million acres of land. This ranks Utah as 25th in the country in total land in farms. There were 18,100 (rank 37) agriculture operations averaging 608 acres (rank 12). Cash receipts, or the market value of agricultural commodities, totaled$1.66 billion in 2016, down nearly 16 percent from 2015's $1.97 billion.
Top Counties
Utah's top five counties for 2016 agricultural sales were Sanpete County ($229 million), Utah County ($213 million), Millard County ($205 million), Beaver County $204 million) and Box Elder County ($175 million). Utah's top five counties that lead the state in total number of farms were Utah (2,462), Box Elder (1,235), Uintah (1,231), Cache (1,217) and Weber (1,121).  Daggett County had the fewest at 51.1
Production
Nationally, Utah ranks 2nd in mink pelt production; 2nd in tart cherry production; 3rd in wool production; 5th in sheep production; 15th in safflower production; 15th in the production of hogs and pigs; 22nd in dairy cows; and 28th in beef cows.
In January 2017, there were 820,000 beef cattle and calves, down from 830,000 in 2016, a one percent decrease. There were also 700,000 hogs on Utah farms in 2016, a nearly five percent year‐over increase. Sheep and lambs totaled 275,000 beginning in 2017, down from 285,000 the previous year, or nearly a four percent decrease. There were 92,000 milk cows producing 2.10 billion pounds of milk in 2016, down from 2.22 billion pounds in 2015, or a 5 percent decrease. Livestock, livestock products, and poultry made up $1.22 billion (down nearly 25 percent) in 2016 or 65 percent of total sales. This significant decrease was a result of below average commodity prices leading to less inventory. Crop sales contributed $423.5 million in 2016, 35 percent of the total, down nearly six percent in value.
Total agriculture sales figures do not reflect the value of commodities produced and used on Utah farms and ranches, such as hay, grain and corn fed to livestock. By incorporating this value, the overall contribution of agriculture production would increase by approximately 40 percent.
Sales and Prices

Livestock and poultry are the foundation of Utah agriculture. Abundant rangelands are the foundation of livestock production supporting more than 6,000 cattle ranching families. Cattle and calve sales, which decreased 18 percent from 2015, were the leading agriculture sector in 2016 with $515 million in sales (excludes inter‐farm and in‐state sales). Around 120 dairy farms had $335 million in sales in 2016. Due to the growing global market and other countries producing increased milk products, milk prices of $15.50/cwt were down nearly 40 percent in 2016 from the 2014 high of $25.00/cwt. Pork sales totaled $141 million in 2016, a decline in value of nearly ten percent from the previous year.
Falling prices for Utah's major commodities (cattle, milk and hay) since 2014 has dramatically hurt farmers' and ranchers' ability to cover production costs.

Significant Issues

Animal agriculture is the foundation of Utah agriculture. Cattle and sheep ranches harvest the annually renewing forage on abundant rangelands. Economically viable ranching operations require a combination of private and public lands to be sustainable and economically viable. Ranchers face tremendous uncertainty with 67 percent of Utah lands under federal control. Cuts in livestock grazing rights, limitations on access to federally managed public lands and challenges to livestock water rights create uncertainty for Utah's largest agricultural sector. Predation, led by coyotes, continues to be a problem for sheep, cattle and poultry producers, especially on or near public lands.
Similarly, Utah's population growth continues to pressure conversion of fruit, vegetable and other farmland for development. Agriculture diverts approximately 82 percent of developed water, but returns more than half back into the ecosystem. In the nation's second most arid state, growth continues to pressure conversion of agricultural water to municipal and industrial uses.
2018 Outlook
Agriculture production and processing play a role in Utah's diverse economy. Farms and ranches provide open space and contribute to Utahns' quality of life and are highly valued according to Envision Utah. Ramped‐up interest in locally‐grown food is the catalyst for Community Supported Agriculture and more than 40 farmer's markets statewide. Federal land management policies are hurting Utah's livestock industry. Grazing cuts and uncertainty are reducing the potential for a greater economic contribution by Utah agriculture, especially for rural communities.
Population growth in a state with limited water and private land continues to pressure transitioning these natural resources from food production to urban development.
Construction
2017 Overview
The value of Utah's permit‐authorized construction in 2017 estimated at $8.5 billion, an all‐time high in current dollars and the second highest year ever in inflation adjusted dollars. Only 2006, in the run‐up to the Great Recession, had a higher level of permit authorized construction value with a total value of $9.0 billion. The 2017 estimate includes the value of residential, and nonresidential construction and additions, alterations and repairs.
Residential construction is the largest sector in the construction industry. In 2017 the value of residential construction was $4.8 billion, 18 percent higher than in 2016. The number of residential units receiving building permits increased from 19,950 in 2016 to 23,800 in 2017, a 19 percent increase. Single‐family construction increased to 12,500 units from 10,600 units in 2016 while the number of multifamily units increased from 8,760 in 2016 to 11,000 in 2017.
Home building in 2017 continued its gradual but steady recovery from the Great Recession. It has been seven years since residential construction established the current cycle's trough in 2010. In a typical cycle construction has fully recovered seven years after the trough but in this cycle, despite historically low interest rates, the recovery is only at about 83 percent of the pre‐recession peak—23,800 new residential units in 2017 versus 28,300 units in 2005.
While the home building recovery has been slower than expected, the number of new residential units in 2017 was well below the increase in new households as estimated by demographers at the Kem C. Gardner

Policy Institute. The estimated increase in households in Utah in 2017 is 28,000 that is 4,200 more households than housing units.
Typically the number of new housing units exceeds the increase in households by about ten percent due to vacancies and second home construction. This has been the case over the past 40 years. But in the last few years the increase in households has been greater than the increase in housing units, which explains, at least in part, the tight housing market. A market characterized by very low apartment vacancy rates and rising rental rates as well as a limited number of "for sale" listings of existing homes. Home builders also complain that labor shortages, land availability, and municipal regulations are creating bottlenecks that are reducing the supply of new homes. These market conditions confirm that Utah is currently experiencing a housing shortage, which limits housing opportunities for both renters and homebuyers.
The most significant increase in construction activity in 2017 was in multifamily residential construction, which was up 26 percent in number of units and 28 percent in value. Total value of multifamily construction hit a historic high of $1.48 billion in 2017. Forty‐seven percent of all residential units receiving building permits in Utah were multifamily units (apartments, condominiums, and townhomes) in 2017.
The value of Utah's permit authorized nonresidential construction in Utah in 2017 was $2.4 billion, the third highest year on record (inflation adjusted). Utah nonresidential construction sector, while down just slightly from record setting 2016, was led by office and industrial construction. Permits were issued for nearly $520 million in office construction, an all‐time record in inflation adjusted dollars. The previous record was set in 2007 with $465 million in two cities; Salt Lake City and Lehi, account for more than half of the office construction statewide. In 2017 Salt Lake City issued permits for $190 million in office construction and Lehi issued permits for $110 million.
The value of industrial construction in 2017 was $500 million, one of the highest years on record. Hospital construction, which set a record of over $500 million in construction in 2016 was down to only $114 million in 2017. Hospital projects are generally large, infrequent one‐off projects. It will likely be several years before we see another substantial increase in hospital construction.
In summary the $8.5 billion in permit authorized construction activity in 2017 includes $4.8 billion of residential construction, $2.4 billion of nonresidential construction and $1.3 billion of additions, alterations and repairs.
2018 Outlook
The 2018 forecast for the value of permit authorized construction in Utah is $8.3 billion, off about two percent from 2017. The value of residential construction is expected to increase by two percent to $4.9 billion due to increases in labor and material costs.
The number of residential units is forecasted to increase from 23,500 units in 2017 to 25,500 units in 2018. Most of the increase in residential construction will be concentrated in single‐family sector, where the number of units receiving building permits is projected to increase to 14,500, up sixteen percent. Multifamily permits will be nearly at 10,700 units but in terms of composition there will be a shift to more condominiums and townhomes and a modest decline in apartment construction. About 300 cabins, and manufactured homes will received building permits in 2018.
The value of permit authorized nonresidential construction in 2018 is forecast to decline by 21 percent to $1.9 billion in 2018, still a level of activity well above the annual average since 2000 of $1.6 billion. In 2018 the traditional sectors of nonresidential construction—office, industrial, retail, hospitals, and churches—will continue to have solid levels of activity, benefitting from Utah's strong job market and expanding population.
In summary the $8.3 billion in permit authorized construction activity in 2018 will include $4.9 billion of residential construction, $1.9 billion of nonresidential construction and $1.5 billion of additions, alterations and repairs.
Energy
2017 Overview
Three recent events have dominated Utah's energy scene in the past few years: 1) the partial rebound in crude oil prices after the 2015 crash due to a worldwide oversupply, 2) the continued low natural gas price, which directly affects exploration in Utah, and 3) the exponential increase in both utility‐scale and residential PV (photovoltaic) solar capacity. Utah's crude oil price dropped from a high of about $100 per barrel in the summer of 2014 to a low of about $20 a barrel in early 2016, but has subsequently rebounded to about $45 per barrel in 2017. Following the same trend, the number of drilling rigs in Utah decreased from about 23 rigs in late 2014 down to zero rigs in early March 2016, then back to 10 rigs in late 2017. After two years of decline, crude oil production increased in 2017 by 12 percent as a result of the slightly stronger price. Natural gas prices have remained low for the past three years due to oversupply from the country's prolific shale reservoirs. As a result, drilling for gas in Utah has virtually stopped and production has declined by 35 percent since the peak reached in 2012. Between 2015 and 2017, 826 MW of new utility‐scale solar capacity came online in Utah, more capacity than wind, hydroelectric, geothermal, and biomass combined. This surge in solar also occurred in the residential sector; the total number of renewable energy tax credits filed in Utah has grown exponentially in the past eight years, from 153 in 2009 to over 7,400 in 2016, of which about 98 percent were for residential PV.
Coal production in Utah is at a 30‐year low as out‐of‐ state demand, especially from Nevada and California, diminishes as coal plants convert to natural gas. Production of electricity in Utah has decreased significantly in the past three years (down 16 percent), mostly from coal‐fired (down 22 percent) and natural gas‐fired (down 28 percent) power plants, but at the same time, generation from renewable resources has more than doubled and now accounts for 13 percent of total electricity generated in the state. Consumption of petroleum products is expected to reach record levels in 2017 as prices remain relatively low, while consumption of natural gas is expected to decrease. Electricity consumption has remained steady for the past four years in contrast to the historical three to four percent annual growth rate. This reduction in growth is partially attributed to the increase in rooftop solar installations, which offsets electric demand from power plants. Utah will continue to be a net‐ exporter of energy by producing more natural gas, coal, and electricity than is used in‐state, but will remain reliant on other states and Canada to satisfy our demand for crude oil and petroleum products.
Petroleum
Production. From 2003 to 2014, crude oil production in Utah experienced a substantial resurgence due to new discoveries in central Utah and increased exploration and development in the Uinta Basin―the latter fueled by dramatic increases in crude oil prices over those years. Crude oil production reached 40.9 million barrels in 2014, over triple the production achieved in 2003. Following a large decline in the price of crude oil, production dropped 9.2 percent in 2015 to 37.1 million barrels and dropped an additional 18 percent in 2016 to 30.5 million barrels. However, as prices increased in 2017, crude oil production followed and is estimated to reach 34.1 million barrels. Total crude oil pipeline imports increased to 40.2 million barrels in 2016, making up for declining Utah production coupled with increases in refinery capacity, but declined to 36.2 million barrels in 2017 as Utah production increased by about four million barrels. Refinery receipts—

the amount of crude oil delivered to Utah's ﬁve reﬁneries―reached a record high of 67 million barrels in 2017 as refineries increased their capacity by about nine percent. Estimated exports of Utah crude oil peaked in 2014 at 15 million barrels, coinciding with a peak in production. Exports are estimated to decrease to only about three million barrels in 2017.
Prices and Value. Following worldwide trends, Utah's crude oil price began to decline in late 2014(from about $85 per barrel) and continued to decline through much of 2015 (down to a low of about $28 per barrel), but stabilized in 2016 at $36.91, a price not seen since 2003. During 2017, prices increased and mostly hovered in the mid‐$40 a barrel range, increasing to nearly $50 a barrel by the end of the year. This increase in price, coupled with a resultant increase in production, pushed the value of Utah's produced crude oil to $1.5 billion in 2017, the highest price in the last three years, but only half the record price of $3.2 billion set in 2014. Following suit, Utah's average price for regular unleaded motor gasoline and diesel also increased in 2017 to $2.40 and $2.70 per gallon, respectively.
Consumption. Utah's refined petroleum production increased to 78 million barrels in 2017 as a result of several refinery capacity expansions. Refined petroleum product imports from Wyoming via the Pioneer pipeline decreased slightly to 16 million barrels in 2017, but with expanded capacity, Utah refineries were able to export a record 32 million barrels of petroleum products via pipeline to other states. As demand increases with a growing economy and increased population, Utah's total petroleum product consumption is estimated to increase to a new high of 57 million barrels in 2017, the highest share being motor gasoline (50 percent), followed by diesel fuel (27 percent).
Natural Gas
Production. Utah's natural gas production peaked in 2012 at 491 billion cubic feet (Bcf), but has since retreated to 317 Bcf in 2017 as prices have softened. Dry production and actual natural gas sales also decreased to 306 and 275 Bcf, respectively. Similarly, natural gas liquids production decreased to four million barrels. Roughly nine percent of natural gas production was from coalbed methane wells, but this percentage has been decreasing as numerous new conventional wells have been drilled in the Uinta Basin, at least up until 2015, and existing coalbed methane wells have declining production rates. Several shale gas exploratory wells were drilled in Utah before the price declined in 2015, but only a few wells in the Uinta Basin have recorded minor natural gas production from a shale formation. With the current low price of natural gas, drilling rigs in Utah are focused mostly on liquid‐rich plays.
Prices and Value. The average wellhead price for natural gas in Utah decreased 49 percent between 2014 and 2016 ($4.35 per thousand cubic feet [Mcf] to $2.24 per Mcf), but rebounded by 21 percent to $2.70 per Mcf in 2017. Fortunately for consumers, the increase in wellhead price only resulted in a 0.7 percent increase in the residential natural gas price to $9.18 per Mcf in 2017. The lower overall production of both natural gas and natural gas liquids, coupled with still low average prices, resulted in a 2017 value of natural gas production of $934 million, the lowest value since 2002.
Consumption. Estimated natural gas consumption in Utah decreased 6.2 percent in 2017 to 224 Bcf. Consumption from the residential, commercial, and industrial sectors was mostly steady, but consumption decreased 26 percent in the electric utilities sector due to lower demand for electricity coupled with increased capacity from renewable resources. Utah only consumes about 71 percent of in‐state production, making Utah a net exporter of natural gas.
Coal
Production. Utah coal production is expected to decrease 1.3 percent in 2017 to 13.8 million short tons, well below the 24.5 million tons averaged in the 2000s. Declining Utah coal production started during the

2008 recession, but demand has not rebounded like other energy commodities since coal has dropped out of favor as a fuel for electric and industrial needs. Production at the three Bowie mines—Skyline, Dugout, and Sufco (these mines were recently purchased by Canyon Consolidated Resources, which is partly owned by Murray Energy, the owner of the Lila Canyon mine)—remains steady at about 10.5 million tons in 2017 and accounted for 77 percent of Utah's total coal production. The Murray‐owned West Ridge mine shut down in late 2015 and the longwall mining machine was shifted to the Lila Canyon mine, which has since increased production to about 1.4 million tons, but has capacity to produce more if market conditions improve. The Deer Creek mineclosed in early 2015, while the nearby Castle Valley mine has kept steady production of about one million tons per year. The Coal Hollow mine in southern Utah will produce roughly 700,000 tons in 2017 from a surface mine on private land. Bronco Energy recently re‐opened the Emery mine, cutting new portals in spring 2017. Total production for 2017 should be around 80,000 tons, but should increase to nearly one million tons in 2018. The federal coal leasing moratorium was recently lifted, but several questions remain as to the future of Utah coal mining, in particular, questions concerning foreign exports and level of domestic demand.
Prices and Value. The average mine‐mouth price for Utah coal increased 4.4 percent in 2017 to about $38 per short ton, still a relatively high price in nominal dollars but well below the inflation‐adjusted high of $99 per ton reached in 1976. Recent price increases are mostly related to mining difficulty as opposed to increased demand. The end‐use price of coal at Utah electric utilities, which includes transportation costs, remained mostly steady at $42 per ton in 2017. The value of coal produced in Utah totaled $524 million in 2017, well below the inflation‐adjusted high of $1.3 billion recorded in 1982.
Consumption. Approximately 13 million short tons of coal were consumed in Utah in 2017, 96 percent of which was burned at electric utilities. Demand for coal in Utah has declined in recent years, including a dramatic 17 percent decline between 2015 and 2016, with decreasing demand for electricity, in particular, from coal‐fired generation. Coke consumption in Utah ended in 2002 when Geneva Steel went out of business, and coal sales for industrial use (mostly cement and lime companies) has dropped to roughly 500,000 tons per year, which is less than half of peak demand of 1.3 million tons reached in 1998. In the past, Utah was a significant net exporter of coal, but out‐of‐state demand has dropped from a high of 16 million tons in 2001 down to only about 2.6 million tons in 2017. Utah's foreign exports peaked in the mid‐1990s at about five million tons, then dropped to near zero in the mid‐ 2000s, before rebounding recently to about one million tons a year.
Electricity (Including Renewable Resources)
Production. Electric generation in Utah decreased 3.5 percent to 36,800 gigawatthours (GWh) in 2017, the lowest level in 15 years, and a 21 percent decrease from peak generation in 2008. This large reduction in electric generation is the result of several factors including a recession‐related decrease in demand, increased energy efficiency measures, an exponential increase in residential roof‐top solar (which is not captured in the utility‐ scale generation numbers), and a reduction in demand for coal‐fired generation from out‐of‐state users, particularly California. Coal‐fired electric generation once dominated Utah's electric portfolio, providing 94 percent of electric generation in 2005. In 2017, coal accounted for only 71 percent of electric generation; significant increases in natural gas generation (16 percent) and renewable sources (12 percent) have broadened Utah's generation portfolio. The largest change in Utah's electricity sector is the recent exponential increase in utility‐scale PV solar capacity. Between mid‐2015 and the end of 2016, 826 MW of new utility‐scale solar capacity came online, more than wind, hydroelectric, geothermal, and biomass combined. Solar now accounts for a remarkable 5.7 percent of Utah's total electric generation.
Prices. The overall price of electricity in Utah has remained mostly steady over the past five years. Utah's 2017 average electric rate of 8.7 cents per kilowatthour (kWh) for all sectors of the economy is about 20 percent lower than the national average of 10.6 cents. This lower rate is attributed to Utah's reliable fleet of coal‐fired power plants, which supply 71 percent of electricity generation in the state. The residential price of Utah's electricity increased less than 1 percent in 2017 to 11.1 cents per kWh, but is still lower than the national average of 13.0 cents per kWh.
Consumption. In general, from 1980 to 2013, electricity consumption has averaged a 3.3 percent increase annually, mirroring Utah's population rate increase (2.1 percent per year) combined with the increasing rate of consumption per capita (1.3 percent per year). However, since 2013, electricity consumption has mostly stayed steady or even decreased slightly—2017 consumption totaled about 30,300 GWh. These steady numbers and recent declines are most likely related to energy efficiency measures as well as the dramatic increase in residential rooftop solar (as stated earlier, roof‐top solar electric generation and consumption reduces demand; the data are not captured within the consumption totals). Utah remains a net exporter of electricity, using only 82 percent of in‐state electric generation.
2018 Outlook
Production and Consumption. Utah crude oil prices bottomed out in early 2016 and have since rebounded to about $50 per barrel in late 2017. This increase and stabilization in price has translated into 10 to 12 rigs drilling for oil in Utah, up from zero rigs in March 2016. Many of these new oil wells are targeting the Green River Formation in the Uinta Basin and have been quite successful. Crude oil production rebounded from the 2016 low, increasing 12 percent in 2017, and is expected to continue its upward trend in 2018. At the same time, demand for petroleum products in Utah will continue to trend upward as the economy remains strong and prices for motor gasoline remain below $3.00 a gallon. In contrast, only very minor drilling for natural gas has taken place in the past several years, resulting in a continued decrease in gas production—with 2018 production possibly hitting a low not seen since the late 1990s. Currently, no plans exist for the construction of additional natural‐gas power plants in Utah, so consumption will continue to fluctuate depending on the severity of the heating and cooling seasons and the amount of generation at the existing peaking plants. Coal production in Utah is expected to remain in the 14‐to‐15‐million‐ton per year range for the near future, as in‐state demand remains steady and out‐of‐state demand continues to be weak. Production could increase if new foreign export markets are established. Electricity generation could continue to decline in the next few years as more rooftop solar is installed, offsetting increases in demand related to population growth. In addition, with states like California favoring electricity from renewable resources or natural gas plants, coal‐fired generation from Utah power plants will continue to be in lower demand.
Prices. Crude oil prices remained mostly steady in 2017, fluctuating between $40 and $50 per barrel throughout the year. By the end of 2017, prices were closer to $50 and are expected to remain in the upper $40s to lower $50s throughout 2018. Questions linger about whether prices will return to the highs seen in the early 2010s, but most estimates indicate prices should remain at their current range for the foreseeable future as worldwide supply continues to adjust to increased success in exploration. The price of natural gas has remained in the mid to upper $2.00 per Mcf range for the past three years, and projections indicate the price will stay at this low level for several more years as supply greatly outpaces demand. Utah's mine‐ mouth coal price will remain relatively flat and is expected to average in the upper $30‐per‐ton range in coming years. With regard to electricity, Utah's well‐established coal‐fired power plants, as well as a new fleet of natural‐gas plants and nearly one gigawatt of new solar capacity, will assure affordable, reliable electric power for the foreseeable future and help keep Utah's electricity prices nearly 20 percent below the national average.

Minerals
2017 Summary
The Utah Geological Survey (UGS) projects an estimated gross production value of nonfuel mineral commodities in 2017 of $2.9 billion, an increase of about $36 million (1.2 percent) from the inflation‐ adjusted value in 2016. This increase in total value is primarily a result of higher commodity prices and increased production from the Bingham Canyon mine.
The U.S. Geological Survey reports the 2016 value of Utah's nonfuel minerals production ranks tenth nationally, accounting for 4.5 percent of the total U.S. nonfuel minerals production. The UGS's 2017 projections were derived primarily from our annual industry production surveys, corporate quarterly reports, and discussions with mining industry professionals.
Utah's 2017 estimated $2.9 billion total value broken‐down by mineral industry sector includes an industrial minerals value of $1.2 billion (43 percent), base metals value of $1.4 billion (48 percent), and precious metals value of $280 million (10 percent). Utah produces a long list of industrial mineral commodities including potash, salt, magnesium chloride, sand and gravel, crushed stone, Portland cement, lime, limestone, phosphate, Gilsonite, and a variety of less valuable mineral products. Utah's base metal production includes copper, magnesium, beryllium, and molybdenum, in decreasing order of importance. Gold is Utah's top precious metal, followed by silver.
The massive April 2013 Manefay landslide at Kennecott Utah Copper's Bingham Canyon open‐pit copper‐gold‐molybdenum‐silver mine had a significant negative impact on Utah's nonfuel mineral production value from 2013 to 2017, and these negative consequences are expected to linger into 2018. In early 2015, Kennecott decided to increase the safety factor for the Bingham Canyon mine and began an extensive waste stripping program on the east side of the pit in the area of the Manefay slide to lessen the chances of additional movement. Mineral production has continued, but at a significantly reduced level. However, Kennecott has also announced plans for a long‐term pit expansion, called the south wall pushback, which is expected to extend the mine life to 2028.
Copper production from both the Lisbon Valley copper mine in San Juan County and the CS Mining copper mine in Beaver County was suspended in mid‐2016 as a result of falling copper prices. While the Lisbon Valley open pit, heap leach quickly resumed normal operations, CS Mining filed for bankruptcy. The CS open‐pit operation was subsequently acquired by Tamra Mining Company, LLC, which restarted production in late 2017. Both of these mines should benefit from the rebounding copper price moving forward.
Metal production from the Materion Natural Resources beryllium mine in Juab County and the US Magnesium, LLC magnesium operation in Tooele County remain largely unchanged. The CML iron mine west of Cedar City closed due to low iron ore prices in October 2014 and has not reopened. Uranium mining operations in southeastern Utah remained closed as a result of continued low uranium prices, which has also resulted in the loss of their byproduct vanadium production.
For most industrial mineral commodities, change in production and price is likely to be relatively insignificant for 2017, but data from the U.S. Geological Survey indicates that sand and gravel production, one of Utah's most valuable industrial mineral commodities, will be down significantly for the year. After several years of substantial increases, production of sand and gravel through the 2nd quarter of 2017 shows a 28 percent decrease from the same period in 2016. This decrease probably does not reflect a future trend considering ongoing construction of the new Salt Lake City airport terminal and construction driven by increased population.

Nonfuel mineral exploration and development activities in Utah rebounded in 2017. Liberty Gold is engaged in an aggressive, several years‐long drilling campaign for gold‐silver in the Goldstrike mining district in northwestern Washington County. This program hopes to delineate a new open‐pit mineral resource by early 2018. Similarly, TriMetals Mining is defining a small, open pit gold‐silver resource in the Gold Springs district of westernmost Iron County. Kennecott also continues its long‐term program to discover mineral resources in the Oquirrh Mountains of Salt Lake and Tooele Counties. In addition to these programs, exploration has resumed in the Tintic district, Juab County; San Francisco district, Beaver County; Gold Hill district, Tooele County; Henry Mountain district, Garfield County; and Drum district, Juab and Millard Counties. Exploration and development in the industrial minerals sector has been flat for the past few years, but Crystal Peak Mineral's Sevier Lake potash project continues to make advances on its feasibility study and EIS.
2018 Outlook
Higher metal prices along with growing base and precious metal production from a recovering Bingham Canyon mine will likely result in an increase in the value of metals in 2018. Industrial minerals production and value is expected to be relatively stable through 2018 with no anticipated substantial swings in commodity production. In summary, the UGS estimates that the gross production value of Utah's nonfuel mineral commodities in 2018 will be appreciably higher than 2017 totals.
Tourism and Travel
2017 Overview
Utah's tourism and travel sector experienced continued economic growth in 2017, including increased visitor spending, travel‐related jobs and wages, travel‐related state and local tax revenue, and a record number of visitors to Utah's 14 ski resorts and five national parks. In 2017, visitors purchased more Utah hotel rooms and spent more money on arts, entertainment, recreation, restaurants, and retail than ever before.
During the first three quarters of 2017, 25 of 29 Utah counties experienced year‐over‐year increases in their transient room tax revenue. In addition, total taxable sales in the leisure and hospitality sector increased eight percent during the first half of 2017, while gas station, grocery store, and other travel‐ related retail sales increased around three percent.
During the first half of 2017, travel‐related jobs in Utah's private leisure and hospitality sector experienced a 3.5 percent year‐over‐year increase (consistent with all other sectors) and wages had increased 10.7 percent from the prior year, outpacing all other sectors (8.1 percent).In the spring of 2017 the Utah Office of Tourism reran their Mighty 5®/Road to Mighty® ad series, which generated increased ad awareness, ROI, and incremental (ad‐influenced) travel to the state. In fact, visitation to Utah's national parks and places from January through October 2017 was up 14 percent compared to the same period in 2016.
This year, Utah's Board of Tourism Development allocated more than $3.4 million in cooperative marketing matching funds, as well as an additional $850,000 in matching funds through its Cafeteria Co‐op Marketing program. These programs enable destination marketing organizations such as convention and visitor bureaus, county tourism offices, and nonprofit organizations to combine their marketing dollars with Utah Office of Tourism matching funds to promote a wide variety of destinations and events throughout the state.
In 2017, many of Utah's travel‐related news headlines appertained to President Obama's 2016 designation of Utah's ninth national monument: Bears Ears. Obama's creation of Bears Ears National

Monument, using the authority of the 1906 Antiquities Act, ignited public lands' debates across Utah and the nation. A little more than a month after its designation, and due to conflicting viewpoints regarding the appropriate uses of Utah's public lands, representatives of Outdoor Retailer decided to leave Salt Lake City as their home base at the end of their contract in 2018.  According to analysts, Outdoor Retailer had an estimated annual economic impact of $45 million dollars.
During the summer months, local headlines followed a wildfire burning near Brian Head Ski Resort and Cedar Breaks National Monument. This human‐caused "Brian Head Fire"—the largest active wildfire in the nation at the time—lasted two months and burned more than 70,000 acres of southern Utah land. As a result, nearby Cedar Breaks experienced decreased visitation during the course of the fire in June and July (down seven percent and 20 percent, respectively).
In August, it was announced that Deer Valley Resort would be acquired by a newly formed resort company (name to be determined) controlled by affiliates of KSL Capital Partners, LLC, and Henry Crown and Company that joined with Intrawest Resorts Holdings, Inc., Mammoth Resorts, and Squaw Valley Ski Holdings. Solitude Mountain Resort was not included in the buy and Deer Valley Partners will maintain ownership of Solitude.
The following month, the Utah Office of Tourism hosted its annual Utah Tourism Conference at the Uintah Conference Center in Vernal, Utah. The annual tourism conference brings together over 300 local and national travel partners and industry experts. Similarly, Utah's Office of Outdoor Recreation hosted two Summits in 2017, including conferences at Snowbird Ski Resort and Ruby's Inn/Bryce Canyon.
Due in part to Utah's growing travel and tourism industry, the Utah Legislature passed new legislation this year to support Utah's outdoor recreation infrastructure as well as an educational pilot program in tourism management. SB 264 (effective January 2018) will enact a 0.32 percent statewide transient room tax on short term lodging. Revenue from this statewide lodging tax will be deposited into the Hospitality and Tourism Management Education Account and the Outdoor Recreation Infrastructure Account.
Utah's airline industry had an eventful year as well. As of October 2017, Salt Lake City International Airport (SLC) reported five percent and 25 percent year‐over‐ year increases in total domestic and international passengers, respectively. In addition, the first phase of SLC's $3 billion redevelopment project reached midpoint this fall, with all five phases to be completed by 2025. Smaller airports across the state announced flight expansions. St. George‐based SkyWest Airlines added a second roundtrip flight to Phoenix and a roundtrip flight to Los Angeles; Utah's Ogden‐Hinckley airport added flights to Las Vegas and Los Angeles with plans to add future flights to Dallas, Denver, and Seattle.
Finally, after visiting Utah in early May to conduct a review of Bears Ears and Grand Staircase‐Escalante National Monuments, U.S. Secretary of the Interior Ryan Zinke recommended that President Trump reduce the size of both monuments. In December 2017, almost one year after Obama's creation of Bears Ears, Trump not only reduced the size of Bears Ears and Grand Staircase‐Escalante, but also divided the two monuments into five smaller monuments. Trump's announcement was met with applause and opposition.
Currently, several tribes, conservation groups, outdoor retailer Patagonia, and other local organizations are suing President Trump's executive action in federal court. Shortly after Trump's proclamation, Representative Chris Stewart introduced legislation to create Escalante Canyons National Park and Preserve in a portion of the former Grand Staircase‐Escalante National Monument. If this legislation is approved by Congress, Utah will have six national parks.

2018 Outlook
Despite uncertainty surrounding the United States' international travel ban, continued low gas prices, two destructive hurricanes on U.S. soil (Harvey and Irma), and the proposal by the National Park Service to increase entrance fees at 17 of the nation's most visited parks including four of Utah's Mighty Five, the U.S. travel industry remained strong in 2017.
Likewise, the U.S. economy continues to grow and consumer confidence remains high. The U.S. Travel Association forecasts a four percent increase in domestic and international spending in the U.S. next year along with a two percent increase in domestic leisure person‐trips and a two percent increase in international visitation.
The Utah tourism and travel outlook for 2018 remains equally optimistic. In the year ahead, it is estimated that Utah will experience a two percent increase in travel‐related jobs and wages, a four percent increase in travel‐related sales, and a six percent increase in travel‐related tax revenues.
Nonprofit Sector
2017 Overview
The nonprofit sector plays a role in the social and economic fabric of Utah. When public and private organizations are unable to meet community needs, public charities are asked– and are even created– to intervene. In doing this, nonprofits earn their tax exempt status from the Internal Revenue Service (IRS). In addition to investing significant financial and human resources toward social impact, the nonprofit sector plays a vital yet largely unknown role in local economic development.
There were 9,686 registered tax‐exempt nonprofit organizations in the state as of September 2017. Seventy percent of these organizations were registered 501(c)3 public charities that serve religious, educational, scientific, and public purposes and whose work addresses needs within our communities and throughout the world. Often public charities and foundations are examined together, however, this chapter focuses specifically on 501(c)3 public charities because they deliver services and make up the largest portion of the nonprofit sector in Utah. Most religious institutions and state‐funded universities are 501(c)3 public charities and are underrepresented because they are not required to file an IRS 990 form unless they request government grants. Due to a simplification in Form 1023, when filing for nonprofit status through the IRS, many organizations are not given a National Taxonomy Exempt Entities (NTEE) code or are categorized as "unknown/unclassified."
The nonprofit sector contributes to the state's economy. Total gross revenues reported by all 501(c)3 organizations in Utah was more than $9.3 billion in 2017, equivalent to over six percent of Utah's gross domestic product (GDP). Utah consistently shows that the nonprofit sector is growing and making up a greater GDP percentage in comparison to other states in the nation.
The three largest reporting charitable organizations in the state by revenue are Intermountain Healthcare, Western Governor's University, and the Center for Excellence in Higher Education. They reported almost $6 billion in gross revenues for 2017 totaling close to 67 percent of the state's nonprofit revenue contribution.
It is reported that 71 percent of public charities in Utah have annual revenues of less than $500,000 and 64 percent show less than $25,000 in receipts. The economic impact of Utah's public charities is largely driven by organizations with more robust budgets, but the positive social impact has a broader reach. Utah

Nonprofits Association welcomes partnering with any organization seeking to clarify the nonprofit social return on investment.
Volunteerism remains critical to the success of the nonprofit sector across the United States. Utah has ranked highest in the country in volunteerism for 10 consecutive years (2005 to 2015). In 2015, Utah volunteers logged 171 million service hours, equivalent to nearly 82,000 full‐time employees and $3.8 billion worth of services.
2018 Outlook
While Utah's general economic future looks stable with unemployment at less than four percent, the nonprofit sector still lacks recent and historical employment data to help answer questions about jobs and salaries as they relate to the other industries in the state. Utah Nonprofits Association would like to consider partnering with the Department of Workforce Services to find better ways to monitor and track employment information for the benefit of nonprofit leaders and policy makers.
Looking ahead, federal tax reform could ultimately impact the success of nonprofits, including Utah's public charities. A concerning aspect of the federal tax bill includes a projected decrease in charitable giving. Nonprofits in the United States rely heavily on charitable donations in order to meet the public need that they were created to fulfill. In 2016 alone, Americans donated over $389 billion to charitable organizations and Utah ranks first in the nation for charitable giving. Charitable donations are projected to take a steep dive as federal tax reform doubles the standard deduction thus decreasing the incentive for Americans to contribute to charitable organizations. The loss of incentive equates to an estimated $13 billion loss in charitable donations each year nationally.
In fact, according to a recent report on Utah's philanthropic landscape, the factor of "tax benefit" was ranked third by Utahans as a top motivator for charity donation. Without donations, nonprofit budgets—many that are expected to increase—will suffer resulting in a failure to provide services to meet the needs of the community, pay workers, and contribute to the growth of the GDP.
STATE OF UTAH GOVERNMENTAL ORGANIZATION
The following description of State government emphasizes those functions of government related to finance, administration and planning of State government, and is not intended as a detailed description of all functions of the State's government.
Constitutional Departments
The Constitution of the State (the "State Constitution") divides the powers of government among the legislative department, the executive department and the judicial department.
Legislative Department. The legislative department is composed of the Senate and the House, which constitute the Legislature. The Legislature exercises the legislative power of the State and meets in regular session annually beginning in January. Among other things, the Legislature imposes taxes to provide revenues and makes appropriations to carry out all the activities of State government.
Executive Department. The elected constitutional officers of the executive department are the Governor, Lieutenant Governor, State Auditor, State Treasurer (the "State Treasurer"), and Attorney General. The Governor is the chief executive officer of the State.

Judicial Department. The State Constitution vests the judicial power of the State "in a supreme court, in a trial court of general jurisdiction known as the district court, and in such other courts as the Legislature by statute may establish." Under such authority, the Legislature has established the Court of Appeals, juvenile courts and justice courts.
Certain Other Administrative Bodies
Utah State Tax Commission. The Utah State Tax Commission (the "State Tax Commission") is responsible for, among other things, administering and enforcing the tax laws of the State, formulating State tax policy, assessing certain properties, and collecting various State taxes.
Department of Administrative Services. The Department of Administrative Services coordinates the agencies that provide administrative support to State government and is presently composed of various divisions including, but not limited to, the Division of Finance and the Division of Facilities and Construction Management ("DFCM").
Division of Finance. Among other things, the Division of Finance maintains financial accounts for State agencies, maintains a central accounting system, approves accounting systems of State agencies, approves proposed expenditures for the purchase of supplies and services requested by most State agencies, and issues financial reports of the State.
Division of Facilities Construction and Management. DFCM is responsible for the design and construction of the facilities used by all State agencies and institutions with some exceptions. DFCM is also responsible for the leasing of all facilities for State agencies with some exceptions. DFCM also manages and maintains many State facilities and allocates space among State agencies.
State Building Board. The State Building Board acts as a policy—making board for DFCM. The board is responsible for preparing and maintaining a five—year building plan for the State, establishing design and construction standards for State facilities, and establishing procurement rules relating to State facilities.
Governor's Office of Management and Budget. The Governor's Office of Management and Budget prepares the Governor's budget recommendations, monitors state agency expenditures, forecasts and monitors revenues and coordinates state planning activities.
State Bonding Commission. The Lieutenant Governor (as designee of the Governor), the State Treasurer, and a third person appointed by the Governor constitute the Commission. The Commission, following authorization by the Legislature, is responsible for the issuance of the State's general obligation and revenue bonds.
Department of Transportation. UDOT is responsible for the planning, design, construction and operation of transportation facilities within the State. The Transportation Commission is a citizen commission charged with policy and programming oversight of UDOT. All expenditures for highway construction projects must be authorized by the Transportation Commission after review and prioritization by UDOT.
Legal Borrowing Authority For General Obligation Bonds
Constitutional Debt Limit. Article XIV, Section 1 of the State Constitution limits the total general obligation indebtedness of the State to an amount equal to 1.5% of the fair market value of the total taxable property of the State, as shown by the last assessment for State purposes before incurring such debt (the "Constitutional Debt Limit").

Constitutional Debt Limit Estimate Using Calendar Year 2017 (Fiscal Year 2018) Estimated Taxable Valuation. Based on estimated ad valorem property tax reports from the State Tax Commission, the Calendar Year 2017 (Fiscal Year 2018) estimated fair market value of ad valorem taxable property and valuation for fees in lieu property is approximately $375.7 billion, leaving the State approximately $3.04 billion of additional Constitutional Debt Limit incurring capacity taking into consideration the outstanding general obligation debt (including the 2018 Bonds) and long—term contract liabilities. (Source: Municipal Advisor.)
Statutory Appropriations General Obligation Debt Limit. Title 63J, Chapter 3, of the Utah Code (the "State Appropriations and Tax Limitation Act"), among other things, limits the maximum general obligation borrowing ability of the State. Under the State Appropriations and Tax Limitation Act, the outstanding general obligation debt of the State at any time may not exceed 45% of the maximum allowable State budget appropriations limit as provided in and subject to the exemption set forth in that act (the "Statutory Appropriations General Obligation Debt Limit"). The State Appropriations and Tax Limitation Act also limits State government appropriations based upon a formula that reflects changes in population and inflation.
On occasion, the Legislature has amended the State Appropriations and Tax Limitation Act to provide an exemption for certain general obligation highway bonds and bond anticipation notes from the limitations imposed by the State Appropriations and Tax Limitation Act. Of the State's current outstanding general obligation bonds of $2,396,875,000, $2,207,460,000 (including the highway portion of the 2018 Bonds) is exempt from the State Appropriations and Tax Limitation Act.
Outstanding General Obligation Indebtedness
The State has issued general obligation bonds for general administrative buildings, higher education buildings, highways, water and wastewater facilities, flood control facilities, technology, and refunding purposes.
Revenue Bonds And Notes
State of Utah Recapitalization Revenue Bonds. The State Bonding Commission is authorized, with prior approval of the Legislature, to issue "recapitalization" revenue bonds of the State to provide funds for certain of the State's revolving loan funds. Such State revenue bonds are secured principally by the payments on certain bonds, notes and other obligations owned by the State through such funds and by debt service reserve funds, and constitute "State Moral Obligation Bonds," but are not applied against the general obligation borrowing capacity of the State.
Average annual principal and interest payments on the State's recapitalization revenue bonds are approximately $6.99 million for each Fiscal Year extending through Fiscal Year 2023 (Source: Municipal Advisor).
Other State Related Entities' Revenue Debt. Various State related entities have outstanding bonds and notes payable solely from certain specified revenues. None of these bonds or note issues are general obligations of the State and, therefore, such bonds or notes are not applied against the general obligation borrowing capacity of the State.
Most State related entities' revenue bonds and notes are issued by the State Board of Regents (for student loans and various capital projects) and the State of Utah, State Building Ownership Authority.

Lease Obligations
The State leases office buildings and office and computer equipment. Although the lease terms vary, most leases are subject to annual appropriations from the Legislature to continue the lease obligations. If a legislative appropriation is reasonably assured, long—term leases are considered noncancellable for financial reporting purposes.
Operating Leases. Operating leases contain various renewal obligations as well as some purchase options. However, due to the nature of the leases, the related assets are not classified as capital leases. Any escalation clauses, sublease rentals and contingent rents are considered immaterial to the future minimum lease payments and current rental expenditures. Operating lease payments are recorded as expenditures or expenses of the related funds when paid or incurred.
Operating lease expenditures for Fiscal Year 2017 were $29.694 million for primary government and $32.13 million for discrete component units. The total future minimum lease payments for the State's operating leases for primary government totaled $77.69 million (with annual payments scheduled through Fiscal Year 2057). The total future minimum lease payments for the State's operating leases for discrete component units totaled $196.389 million (with annual payments scheduled through Fiscal Year 2052).
Capital Leases. Leases that in substance are purchases are reported as capital lease obligations in the government—wide financial statements and proprietary fund statements in the State's CAFR.
Primary government's total capital lease payments including principal and interest for Fiscal Year 2017 were approximately $2.707 million. The present value of the minimum lease payments of the State's capital leases for primary government totals approximately $21.616 million (with annual payments scheduled through Fiscal Year 2037). The present value of the future minimum lease payments of capital leases for the State's discrete component units (which mostly are capital leases with certain colleges and universities) as of Fiscal Year 2017 totaled approximately $190.057 million (with annual payments scheduled through Fiscal Year 2032).
State Guaranty Of General Obligation School Bonds
Under the Utah School Bond Guaranty Act, Title 53A, Chapter 28 of the Utah Code (the "Guaranty Act") which took effect on January 1, 1997, the full faith and credit, and unlimited taxing power of the State is pledged to guaranty full and timely payment of the principal of, and interest on general obligation bonds ("Guaranteed Bonds") issued by eligible boards of education of State school districts ("Eligible School Boards"). The Guaranty Act is intended to reduce borrowing costs for Eligible School Boards by providing credit enhancement for Guaranteed Bonds.
In the event an Eligible School Board was unable to make the scheduled debt service payments on its Guaranteed Bonds, the State would be required to make such payments in a timely manner. For this purpose, the State may use any of its available moneys, seek a short—term loan from the State School Fund or issue its short—term general obligation notes. The Eligible School Board remains liable to the State for any such payments on Guaranteed Bonds. The State may seek reimbursement for such payments (plus interest and penalties) by intercepting State financial aid intended for the Eligible School Board. The Guaranty Act also contains provisions to compel the Eligible School Board to levy a tax sufficient to reimburse the State for such payments.
The State Superintendent of Schools (the "State Superintendent") is responsible for monitoring the financial condition of each local school board in the State and reporting, at least annually, his or her conclusions to the Governor, the Legislature and the State Treasurer. The State Superintendent must report immediately to the Governor and the State Treasurer any circumstances suggesting that a local school board will be unable to pay when due its debt service obligations (a "Report") and recommend a course of remedial action. Since the inception in January 1997 of the Guaranteed Bonds program, the State has not been requested to make payments on any Guaranteed Bonds and has not received a Report from the State Superintendent.
As of February 28, 2018, the State has $3.327 billion principal amount outstanding of Guaranteed Bonds. Currently, the Guaranteed Bond program's annual principal and interest payments are scheduled through Fiscal Year 2037 (for Fiscal Year 2018 the program's current annual principal and interest payments total approximately $369.9 million (including any federal interest subsidy payments on Build America Bonds)) (Source: Municipal Advisor). The State cannot predict the number of bonds that may be guaranteed in this year or in future years; no limitation is currently imposed by the Guaranty Act.
State Moral Obligation Bonds
Bonds issued by the State Board of Regents, recapitalization revenue bonds issued by the State Bonding Commission and certain qualifying bonds of the Utah Charter School Finance Authority may be secured by a pledge pursuant to which a designated official will certify to the Governor on or before December 1 of each year the amount, if any, necessary to restore a capital reserve or debt service reserve fund to its required amount. In the case of revenue bonds issued to finance a capital project for an institution of higher education, if so pledged, the chairman of the State Board of Regents will certify to the Governor on or before December 1 of each year any projected shortfall in the revenues necessary to make debt service payments in the forthcoming calendar year. Upon receipt of such a certification, the Governor may, but is not required to, then request from the Legislature an appropriation of the amount so certified. In the case of revenue bonds issued to finance a capital project for a qualifying charter school, if so pledged, an officer of the Utah Charter School Finance Authority will certify to the Governor on or before December 1 of each year the amount, if any, required to restore the amount on deposit in the debt service reserve fund of such qualifying charter school to the debt service reserve fund requirement. Upon receipt of such a certification, the Governor shall then request from the Legislature an appropriation of the amount so certified. In all cases, the Legislature is under no legal obligation to make any appropriation requested by the Governor. Bonds issued with such pledge are referred to herein as "State Moral Obligation Bonds."
The following State Moral Obligation Bonds are outstanding:
State Board of Regents. The State Board of Regents has approximately $1.643 billion principal amount outstanding (as of November 30, 2017) of student loan revenue bonds of which approximately $691 million are State Moral Obligation Bonds and $3,395,000 principal amount outstanding (as of February 28, 2018) of other revenue bonds (for office space) which are State Moral Obligation Bonds.
In addition, the State Board of Regents (through its colleges and universities) has outstanding approximately $1.154 billion of revenue bonds issued to finance capital projects at the State's institutions of higher education of which approximately $1.133 billion are State Moral Obligation Bonds (Source: Municipal Advisor).
State of Utah Recapitalization Revenue Bonds. As of February 28, 2018, the State has $31.225 million principal amount outstanding of recapitalization water revenue bonds that mature through Fiscal Year 2023 that are State Moral Obligation Bonds.
Utah Charter School Finance Authority. Statutory authority for the Utah Charter School Finance Authority to issue bonds which qualify as State Moral Obligation Bonds was adopted in 2012. As of February 28, 2018, the Utah Charter School Finance Authority will have $292.995 million principal amount outstanding of State Moral Obligation Bonds. Currently, the Utah Charter School Finance Authority's annual principal and interest bond payments are scheduled through Fiscal Year 2049 (for Fiscal Year 2018 the program's current annual principal and interest payments total approximately $18.2 million). The State cannot predict the number of bonds that may be enhanced in this Fiscal Year or in future Fiscal Years.
The Utah Charter School Finance Authority is limited under State law as to the total principal amount of bonds it can issue as State Moral Obligation Bonds. As of January 1, 2018, the Utah Charter School Finance Authority may not issue State Moral Obligation Bonds if total outstanding principal exceeds approximately $484.92 million. Based on the principal amount of outstanding bonds, the Utah Charter School Finance Authority has available approximately $191.9 million of bonds that could be issued as State Moral Obligation Bonds. (Source: Municipal Advisor).
State Building Ownership Authority
The Authority is empowered, among other things, to issue its bonds (with the prior approval of the Legislature) to finance the acquisition and construction of facilities to be leased to State agencies and their affiliated entities from rentals paid out of budget appropriations or other available funds for the lessee agencies, which in the aggregate will be sufficient to pay the principal of and interest on the Authority's bonds and to maintain, operate and insure the facilities. The Authority is comprised of three members: the Governor or designee, the State Treasurer and the Chair of the State Building Board. The State Building Ownership Authority Act (Title 63B, Chapter 1, Part 3, Utah Code (the "Building Ownership Act")) directs DFCM to construct and maintain any facilities acquired or constructed for the Authority.
FINANCIAL INFORMATION REGARDING THE STATE OF UTAH
Budgetary Procedures
Budgetary Procedures Act. The Budgetary Procedures Act, Title 63J, Chapter 1, Utah Code (the "Budget Act") establishes the process whereby the Governor's budget is prepared and prescribes the information to be included.
The Governor is required to submit a budget to the Legislature each year, including a plan of proposed changes to appropriations and estimated revenue for the next fiscal year.
The total appropriations requested for expenditures authorized by the budget must not exceed the estimated revenue from taxes, fees and all other sources for the next fiscal year.
The Budget Act applies to all moneys appropriated by the Legislature. No appropriation or any surplus of any appropriation may be diverted from the department, agency, institution or division for which it was appropriated. Appropriated moneys generally may not be transferred from one item of appropriation to any other item of appropriation without legislative approval.
Unexpended Balances. Except for certain funds detailed in the Budget Act or funds that may be exempted by the annual appropriations act, the Director of the Division of Finance must, at the end of each fiscal year, close out all balances to the proper fund or account.
Budgetary Controls. The Director of the Division of Finance is required to exercise accounting control over all State departments, institutions and agencies other than the Legislature and legislative committees. The Director of the Division of Finance must require the head of each department to submit, not later than

May 15, a budget (work program) for the next fiscal year that does not exceed legislative appropriations or other estimated funding.
State Funds And Accounting
The Division of Finance maintains its accounting records in accordance with State law and in accordance with generally accepted accounting principles ("GAAP").
Funds are accounted for and reported in the following categories: governmental funds; proprietary funds; and fiduciary funds. Governmental funds include the General Fund, special revenue funds, capital projects funds, debt service funds, and permanent funds. Proprietary funds include enterprise and internal service funds. Fiduciary funds include pension trust funds, investment trust funds, private purpose trust funds, and agency funds.
Fund reporting in the financial statements for governmental funds focuses on major funds as defined by GAAP and promulgated by the Governmental Accounting Standards Board. The State reports the following major governmental funds: the General Fund, the Education Fund, the Transportation Fund and the Transportation Investment Fund.
The State's nonmajor governmental funds include other special revenue funds, capital projects funds, and debt service funds. The nonmajor special revenue funds account for specific revenue sources that are legally restricted to expenditures for specific purposes. Examples include tobacco settlement moneys, environmental activities, crime victim reparations and rural development programs.
State Tax System
The State's tax revenues are derived primarily from sales and use taxes, individual income taxes, motor fuel taxes, corporate franchise (business income) taxes, and numerous smaller sources, including excise taxes on insurance premiums, beer, cigarettes and tobacco, severance taxes, state liquor store profits, and numerous court and business regulation fees. These fees and taxes are regulated by the Legislature.
In addition to the State's tax system, counties, cities and towns have authority to levy and collect sales and use taxes and property taxes. School districts, some special service areas, and some local districts have the authority to levy and collect property taxes.
Individual Income Taxes. The State is one of 43 states that impose an individual income tax. The State's current single rate income tax system was fully implemented in the Calendar Year 2008. Under the system, all taxpayers' income is subject to a single rate of 4.95% of federal adjusted gross income. A tax credit based on federal deductions and federal personal exemptions is available, but phases out depending upon the taxpayer's income and filing status.
Corporate Income Tax. A multi—state company's tax liability is determined by apportionment of federal taxable income by its payroll, property and sales values in the State compared to elsewhere. There are various types of apportionment that corporations are either legally bound to, or may choose, depending on industry type. Currently, the State imposes a tax on corporate net taxable income apportioned to the State at a rate of 4.95%, subject to exceptions and credits with a minimum tax of $100.
Sales and Use Tax. In general, State sales taxes are imposed based on retail sales or use of tangible personal property, admissions, meals, utility services, general services on tangible personal property, hotel and motel accommodations, and certain other items. Use tax also applies to goods shipped to the State for use, storage, or other consumption, goods purchased outside of the State for use, storage, or other consumption in the State, and services subject to tax but performed outside the State for use, storage, or other consumption in the State. The State sales and use tax ("sales tax") rate on unprepared food items is 1.75%, residential fuels rate is 2% and the general sales tax rate is 4.70%.
The State requires its largest sales taxpayers (with annual liabilities of more than $50,000) to pay monthly. All others remit the sales tax collected on a quarterly or annual basis. Monthly sales taxpayers receive a 1.3% discount on State and local sales taxes collected. This requirement has served to reduce the volatility of the State's cash flows, with over 90% of sales and use taxes now remitted monthly.
Additional Taxes and Fees. The State collects several additional significant taxes and fees, including, but not limited to: an unemployment compensation tax (which is used to finance benefits paid to unemployed workers); a workers' compensation insurance premium tax (which is used to pay workers' compensation benefits); and various highway users' taxes (which are used for highway and road related purposes). Other taxes and fees collected by the State include excise taxes on insurance premiums, severance taxes, a cigarette and tobacco tax, an environmental surcharge, a waste tire fee, and fish and game license fees. Other State revenue sources include profits from state liquor stores, license fees and other fees collected by colleges, universities and State departments.
Property Tax Matters
Property Tax Act. The State Constitution and Title 59, Chapter 2, Utah Code (the "Property Tax Act") provide that all taxable property is assessed and taxed at a uniform and equal rate based on 100% of its "fair market value" as of January 1 of each year, unless otherwise authorized by the Constitution and provided by law. Section 3(2)(a)(iv) of Article XIII of the State Constitution provides that the Legislature may exempt from property tax up to 45% of the "fair market value" of residential property. The Legislature has enacted legislation that reduces the "fair market value" of primary residential property by 45%. No more than one acre of land per residential unit may qualify for the residential exemption. The residential exemption is limited to one acre of land per residential unit or to one primary residence per household, except that an owner of multiple residential properties may exempt his or her primary residence and each residential property that is the primary residence of a tenant.
The State Tax Commission must assess all centrally—assessed property ("centrally—assessed property") by May 1 of each year. County assessors must assess all other taxable property ("locally—assessed property") before May 22 of each year. The State Tax Commission apportions the value of centrally—assessed property to various taxing entities within each county and reports such values to county auditors before June 8.
On or before July 22 of each year, the county auditors must mail to all owners of real estate shown on their assessment rolls notice of, among other things, the value of the property, itemized tax information for all taxing entities and the date their respective county boards of equalization will meet to hear complaints. Taxpayers owning property assessed by a county assessor may file an application within statutorily defined time limits based on the nature of the contest with the appropriate county board of equalization for contesting the assessed valuation of their property. The county board of equalization must render a decision on each appeal in the time frame prescribed by the Property Tax Act. Under certain circumstances, the county board of equalization must hold a hearing regarding the application, at which the taxpayer has the burden of proving that the property sustained a decrease in fair market value. Decisions of the county board of equalization may be appealed to the State Tax Commission, which must decide all appeals relating to real property by March 1 of the following year. Owners of centrally—assessed property or any county with a showing of reasonable cause, may, on or before the later of June 1 or a day within 30 days of the date the notice of assessment is mailed by the State Tax Commission, apply to the State Tax Commission for a hearing to appeal the assessment of centrally—assessed property. The State Tax Commission must render a written decision within 120 days after the hearing is completed and all post—hearing briefs are submitted. The county auditor makes a record of all changes, corrections and orders, and delivers before November 1 the corrected assessment rolls to the county treasurers. By November 1, each county treasurer furnishes each taxpayer a notice containing the kind and value of the property assessed to the taxpayer, the street address of the property, where applicable, the amount of the tax levied on the property, and the date and year the property is subject to a detailed review.
Taxes are due November 30 (or if November 30 is a Saturday, Sunday or holiday, the next business day). Each county treasurer is responsible for collecting all taxes levied on real property within that county. There are no prior claims to such taxes. As taxes are collected, each county treasurer must pay to the State, if applicable, and each taxing entity within the county its proportionate share of the taxes, on or before the tenth day of each month. Delinquent taxes are subject to a penalty of 2.5% of the amount of the taxes or $10 whichever is greater. Unless the delinquent taxes and penalty are paid before January 31 of the following year, the amount of delinquent taxes and penalty bears interest at the federal funds rate target established by the Federal Open Market Committee plus 6%, from the January 1 following the delinquency date until paid (provided that said interest may not be less than 7% or more than 10%). If delinquent taxes have not been paid by March 15 following the lapse of four years from the delinquency date, the affected county advertises and sells the property at a final tax sale held in May or June of the fifth year after assessment.
Uniform Fees. An annual statewide uniform fee is levied on certain tangible personal property in lieu of the ad valorem tax. Subject to certain exemptions, the current uniform fee on motor vehicles that weigh 12,001 pounds or more, recreational vehicles and all other tangible personal property required to be registered with the State is equal up to 1.5% of the market value. Motor vehicles weighing 12,000 pounds or less are subject to an "age based" fee that is due each time the vehicle is registered. Such fees range from $5 to $150. Various other fees are levied against other types of tangible personal property. The revenues collected from the various uniform fees are distributed by the county of each taxing entity in which the property is located, in the same proportion in which revenue collected from ad valorem real property tax is distributed.
Budget Reserve Accounts
The State maintains various budget reserve accounts, including a General Fund Budget Reserve Account, an Education Fund Budget Reserve Account, a Medicaid Growth Reduction and Budget Stabilization Account, and natural disaster reserve accounts.
State law requires that 25% of any year—end General Fund revenue surplus be deposited into the General Fund Budget Reserve Account, not to exceed 9% of the General Fund appropriations for the Fiscal Year. Similarly, 25% of any year—end Education Fund revenue surplus is deposited into the Education Fund Budget Reserve Account, not to exceed 11% of the Education Fund appropriations for the Fiscal Year. Unless such reserve funds are drawn upon for their respective purposes, annual mandatory year—end surplus transfers are limited to the lesser of 25% of the applicable surplus or the amount necessary to reach the statutory limit of 9% for the General Fund and 11% for the Education Fund. Subject to the automatic transfer limits specified above, an additional 25% of a year—end revenue surplus may be allocated if funds have been drawn upon and not repaid.
The State has also established a Medicaid Growth Reduction and Budget Stabilization Account. If at the end of a fiscal year, there is a General Fund revenue surplus and Medicaid growth remains below specified levels, State law requires that a portion of any General Fund revenue surplus be transferred from the General Fund to the Medicaid Growth Reduction and Budget Stabilization Account. This transfer is before, and consequently reduces, the annual mandatory year—end surplus transfer to the General Fund Budget Reserve Account.

In addition, the State maintains budget reserves for natural disasters through the Wildland Fire Suppression and Disaster Recovery accounts.
As of the close of Fiscal Year 2017, and after mandatory year—end surplus transfers, the balance in the General Fund Budget Reserve Account was $146 million; the balance in the Education Fund Budget Reserve Account was $362 million; the balance in the Medicaid Growth Reduction and Budget Stabilization Account was $44 million, and the combined balance in the Wildland Fire Suppression and Disaster Recovery accounts was $18 million.
In addition to these budget reserves, at the close of Fiscal Year 2017, a $15 million General Fund/Education Fund balance remained unappropriated and $400 million of ongoing revenues were allocated for pay—as—you—go capital expenditures.
State Revenues And Collections
The State receives revenues from three principal sources: taxes, including sales and use, individual income, corporate, motor and special fuel, and other miscellaneous taxes; federal grants—in—aid; and miscellaneous charges and receipts, including licenses, permits and fees, profits from State liquor stores, the State's share of federal mineral royalties, and other miscellaneous revenues.
Fiscal Year 2017 Revenue Collections. Fiscal Year 2017 ended with combined General Fund and Education Fund (collectively, the "GF/EF") revenue collections coming in at $6.32 billion, about $51 million above the Fiscal Year 2017 forecast of $6.27 billion. Additional adjustments, including budget savings, brought the total year—end GF/EF surplus to $62.2 million before budget reserve account deposits. Of this year—end surplus amount, $32.3 million came from General Fund and $29.9 million came from Education Fund collections. After a $12.3 million transfer to the Education Budget Reserve Account; a $18.5 million transfer from the General Fund to the Medicaid Growth Stabilization account; a $2.1 million transfer to the General Fund Budget Reserve, and a $2.1 million transfer to the Wildland Fire Suppression account; about $27 2 million in GF/EF revenue remained available from Fiscal Year 2017 for appropriation during the 2018 Legislative Session.
Fiscal Year 2018 and 2019 Projections. The Governor released the most recent GF/EF consensus revenue forecast in December 2017. Fiscal Year 2018 GF/EF unrestricted revenue is forecast to total $6.70 billion ($378 million above Fiscal Year 2017 actual collections) and to further increase in Fiscal Year 2019 to $7.02 billion (an increase of $319 million over the revised Fiscal Year 2018 projections and $697 million over Fiscal Year 2017 actual collections). These estimates come primarily from projected strong growth in individual income tax collections ($3.61 billion in Fiscal Year 2017; projected $3.85 billion in Fiscal Year 2018; and projected $4.06 billion in Fiscal Year 2019), and moderate growth in corporate income tax collections ($328 million in Fiscal Year 2017; projected $335 million in Fiscal Year 2018; and projected $344 million in Fiscal Year 2019), as well as growth in the portion of sales and use tax deposited to the General Fund ($1.86 billion in Fiscal Year 2017; projected $1.96 billion in Fiscal Year 2018; and projected $2.04 billion in Fiscal Year 2019).
These revenue estimates are impacted by the effect of legislative policy changes made in recent years that increase earmarks of certain sales tax revenues, primarily for capital development projects for transportation and water. This earmarking restrains the growth of unrestricted revenue in the General Fund. Total sales tax earmarks grew from $189 million in Fiscal Year 2011 to $585 million in Fiscal Year 2017 and are projected to increase to $629 million in Fiscal Year 2018 and $654 million in Fiscal Year 2019.
These consensus estimates were made prior to the enactment of federal tax reform in December 2017. Because the State's individual income tax and corporate tax bases are directly tied to federal tax provisions, the enacted federal tax law changes will impact the State's revenues. It is anticipated that revised estimates released in February 2018 may reflect the impacts of federal tax law changes on State revenues.
State Economy. The State's economy remains healthy, with about 57,000 additional residents added between 2016 and 2017, bringing the State's population to an estimated 3,101,833 persons. This is an annual growth rate of roughly 1.9%, with about 40% of that growth attributable to net in—migration. The State's economy has also experienced broad—based economic growth in major industrial sectors in 2017. Significant gains were seen in industries such as construction (5.4% growth rate), leisure and hospitality (5.1% growth), and professional and business services (up 4.2%). The mix of fastest growing industries exemplifies the State's robust economic conditions, with incomes increasing, housing in high—demand, and a blossoming tech sector. These sectors have contributed to the State's current job growth rate of 2.9%, and low unemployment rate of 3.2%. Steady economic growth is projected to continue over the next two years with positive economic indicators that generally outpace the nation. An internal factor that may pose a risk to the rate of economic growth is the availability of a supply of highly educated and skilled workforce sufficient to meet employers' demand for labor. Potential negative external factors include federal trade policy changes, changes in monetary policy, and geopolitical instability.
Legislation Impacting Tax Collections. In the 2017 Legislative Session, the Legislature passed various bills with impact to State revenues. Senate Bill 276, "Transportation Funding Modifications", which adjusts the calculation of fuel tax rates and phases out transportation earmarks, which may increase revenue by $4.2 million in Fiscal Year 2019, $9.5 million in Fiscal Year 2020, and return $5.1 million to the General Fund in Fiscal Year 2020. Senate Bill 132, "Tax Provision Amendments", allows vehicle manufacturers to be sales—factor—weighted taxpayers for corporate tax apportionment purposes and offers a tax exemption, which may eliminate potential sales tax revenue of $10 million and potential corporate income tax revenue of $1 million beginning in Fiscal Year 2020.
In addition, for the 2018 Legislative Session the Governor has recommended changes to the State's revenue structure by re—emphasizing user fees, particularly for infrastructure, and by broadening tax bases, particularly for sales and use tax, to allow for rate reductions.
Fiscal Year 2019 Governor's Budget Recommendations. While not enacted, the Governor's total recommended budget for Fiscal Year 2019 is $16.7 billion, including State, federal, and certain local sources. The recommended budget financed by State—collected funds (i.e., excluding federal funds, local property tax for schools, and higher education tuition) totals about $10.6 billion. The recommended budget for the General Fund and the Education Fund (the State's two largest funds) totals approximately $7.1 billion. Major categories of General Fund and Education Fund expenditures include public education (about $3.5 billion), higher education (about $1.3 billion), Medicaid and other social services (about $1 billion), and corrections, public safety, and justice (about $700 million). In addition, transportation expenditures from State—collected funds total about $1.5 billion (including debt service payments for transportation projects). These expenditures are funded through various transportation funds outside the General Fund.
Most government services of the State are paid through one of its major governmental funds. In Fiscal Year 2017, the State's major governmental funds were the General Fund, Education Fund, Transportation Fund, and Transportation Investment Fund.
Revenue Summary. For Fiscal Year 2017, General Fund revenues from all sources totaled approximately $5.95 billion. Of this amount, 48.8% came from federal contracts and grants; 31.4% came from sales taxes; 8.7% came from charges for services and licenses, permits and fees; 5.6% came from federal mineral leases, investment income and miscellaneous and other revenues; and 5.5% came from other tax sources.

In the Education Fund for Fiscal Year 2017, revenues from all sources totaled approximately $4.53 billion. Of this amount, 80.4% came from individual income taxes; 10.4% came from federal contracts and grants; 7.2% came from corporate franchise taxes; 2.0% came from charges for services, licenses, permits and fees, miscellaneous other revenues and investment income.
In the Transportation Fund for Fiscal Year 2017, revenues from all sources totaled approximately $1.09 billion. Of this amount, 44.4% came from motor and special fuel taxes; 37.3% came from federal contracts and grants; 12.2% came from charges for services and licenses, permits, and fees; 6.1% came from other miscellaneous taxes and fees, sales and use taxes and investment income.
In the Transportation Investment Fund for Fiscal Year 2017, revenues from all sources totaled approximately $617 million. Of this amount 85.9% came from sales tax revenue and 14.1% came from motor vehicle registration fees.
All Governmental Fund Types; General Fund. The following tables, which have been prepared by the State's Division of Finance, are based on audited financial information and have not been otherwise independently audited. These financial summaries are not presented in a form that can be easily recognized or extracted from the State's CAFR.
Fiscal Year 2017-Budget And Related Appropriations
Statewide Summary. As of the March 2016 enacted budget, the State's Fiscal Year 2017 appropriated operating and capital budget was $15.1 billion from all sources. Updates brought the total to $15.4 billion, and supplementals from legislative action brought all operating and capital budgets to $15.6 billion. The Executive Appropriations Committee adopted consensus ongoing Fiscal Year 2017 GF/EF revenue estimates of $6.3 billion, which was adjusted to $6.4 billion from legislative changes including prior year reserves, program savings, and fund transfers.
During the 2016 Legislative Session, the Legislature had at its disposal $400 million in new ongoing GF/EF revenue growth, $150 million in one-time GF/EF sources, and around $88 million in other GF/EF sources. The Legislature approved $17.3 billion in appropriations from all sources for all purposes in Fiscal Year 2017, which includes some double-counting of funds.
Coming into the 2016 Legislative Session, the State had a structural budget balance of about $752,000. After certain legislative changes, capital development, and paying down ongoing commitments, the 2016 General and Special Legislative sessions left the State with a roughly $12.8 million structural surplus. The Legislature authorized no new general obligation debt in Fiscal Year 2016, and the State paid down principal of $331.3 million on outstanding general obligation bonds in Fiscal Year 2016, and it will pay down principal of $324.9 million in Fiscal Year 2017.
Fiscal Year 2018—Budget
Statewide Summary. As of the December 2017 budget estimates, the State's Fiscal Year 2018 operating and capital budget is $16.5 billion from all sources, which is a 5.8% increase over revised Fiscal Year 2017 estimates of $15.6 billion and includes $4.9 million appropriated during the September 2017 Special Session. In December 2017, the Governor recommended a revised Fiscal Year 2018 operating and capital budget of $16.6 billion dollars, which includes the allocation of $59 million of new one—time GF/EF revenue identified during the November 2017 consensus revenue process. The remaining increases are from variable funding sources such as balances, transfers, and non—GF/EF revenue collections.

The currently enacted Fiscal Year 2018 budget is based upon February 2017 revenue estimates that estimated nearly $6.6 billion in discretionary GF/EF revenue in Fiscal Year 2018. To that revenue the Legislature added $57 5 million in resources reserved from the prior year, balancing the State's Fiscal Year 2018 GF/EF budget at $6.7 billion.
Based on February 2017 consensus estimates, the Legislature had $372 million in new ongoing revenue growth (after adjusting for $3 million in economic development incentives) and $13 million in additional one—time collections. The Legislature also appropriated an additional $113 million from various other sources, including program savings and reductions, fund balances, and various restricted account reserves (no impact on budget reserve accounts).
Overall, the enacted Fiscal Year 2018 GF/EF budget increased from $6.4 billion to $6.7 billion—up over 4% from the Fiscal Year 2017 base. Of the new available funds, more than $334 million (67%) in new money was provided for public and higher education, including an increase in the value of the Weighted Pupil Unit, enrollment growth, capital improvements, salary and health care increases, performance—based funding, and public education teaching supplies. The Governor has recommended $59 million in revisions to the Fiscal Year 2018 GF/EF budget.
Revenue Estimates. On March 3, 2017, the Legislature's Executive Appropriations Committee adopted consensus ongoing Fiscal Year 2018 GF/EF revenue estimates of $6.6 billion, which is 5.8% more than the revised Fiscal Year 2017 estimate of $6.3 billion. Changes due to legislation passed in the 2017 Legislative Session decreased the Fiscal Year 2018 estimate by around $3.7 million and increased Fiscal Year 2017 by about $2.4 million
During the 2017 General Legislative Session, the Legislature identified other one—time sources that were added to revenue growth. From non—lapsing program balances and fund balances, the Legislature returned to the GF/EF more than $27 million in Fiscal Year 2017. Changes to the base budget freed up $80 million that the Legislature added to revenue growth across both years. In total, the Legislature had at their disposal $6 billion in Fiscal Year 2018 and $6.4 billion in Fiscal Year 2017.
In December 2017, the Governor released and Legislature's Executive Appropriations Committee adopted revised Fiscal Year 2018 revenue estimates and the initial Fiscal Year 2019 revenue estimates. These estimates yielded about $102 million in new one—time funds and $382 million in new available ongoing unrestricted GF/EF revenues, after automatic deposits into various budget reserve accounts and adjusting for a small technical structural imbalance. The Governor and Legislature may choose to allocate the $102 million in new one—time funds in either Fiscal Year 2018 or Fiscal Year 2019.
Appropriations. Altogether, the Legislature made $18.6 billion in appropriations from all sources for all purposes in Fiscal Year 2018, which includes some double—counting as funds move between accounts. Adjusting for account deposits, loan and other enterprise funds, internal service funds, fiduciary funds, and capital projects appropriations, the operating and capital budget for Fiscal Year 2018 was estimated at enactment at $16.2 billion. The Legislature appropriated about $6.7 billion from the GF/EF in Fiscal Year 2018, an increase of 4.2% over the revised Fiscal Year 2017 budget.
The Governor's revised Fiscal Year 2018 recommended budget from all sources totals about $19 billion. The revised recommended operating and capital budget totals $16.6 billion, including the allocation of $59 million of new one—time GF/EF revenue identified during the November 2017 consensus revenue process. The remaining increases are from variable funding sources such as balances, transfers, and revenue collections.

Structural Balance. The Legislature closed the 2017 General Session with a technical GF/EF structural imbalance of about $6 million, with most of the imbalance associated with revenue bills taking effect in later budget years. More than half of the structural imbalance was offset by pre—paying $3.4 million in future GF/EF employee health care costs.
Over $15 million in Fiscal Year 2018 GF/EF revenue remained unappropriated. In addition, over $400 million of ongoing revenue is appropriated for capital expenditures other than debt service. The revenue estimates released in December 2017 account for elimination of the Fiscal Year 2018 technical structural imbalance.
State Employee Workforce; Public Retirement System
State Employee Workforce. The State is among the largest employers in the State employing 20,375 people (full—time equivalents) in Fiscal Year 2017.
Public Retirement System. All full—time employees of the State are members of the Utah State Retirement System ("URS") and the State participates in various contribution systems and pension plans provided by URS. URS has separate accounting systems and prepares a separate financial report covering all retirement systems and deferred compensation plans it administers. URS operations are comprised of the following groups of systems/ plans covering employees of the State and participating local government and public education entities:
•
The Public Employees Noncontributory Retirement System (Noncontributory System); the Public Employees Contributory Retirement System (Contributory System); and the Firefighters Retirement System (Firefighters System), which are defined-benefit multiple-employer, cost-sharing, public employee retirement systems;

•	The Public Safety Retirement System (Public Safety System), which is a defined-benefit mixed agent and cost-sharing, multiple-employer retirement system;
•	The Judges Retirement System (Judges System) and the Utah Governors and Legislators Retirement Plan, which are single-employer service-employee retirement systems;
•
The Tier 2 Public Employees Contributory Retirement System (Tier 2 Public Employees System); and the Tier 2 Public Safety and Firefighters Contributory System (Tier 2 Public Safety and Firefighters System), which are defined-benefit multiple-employer, cost-sharing, public employee retirement systems;

•	Five defined contribution plans comprised of the 401(k) Plan, 457(b) Plan, Roth and Traditional IRAs, and Health Reimbursement Arrangement (BRA).

The Tier 2 Public Employees System became effective July 1, 2011. All eligible employees beginning on or after July 1, 2011, who have no previous service credit with any of the Utah Retirement Systems, are members of the Tier 2 Retirement System.
For Fiscal Year 2017, the State reported the following liability and related transactions equal to its proportionate share of the collective net pension liability of URS (measured as of December 31, 2016): $268,000 in net pension assets, $436.832 million in deferred outflows of resources, $1.058 billion in net pension liability and $132.829 million in deferred inflows of resources for the primary government. For Fiscal Year 2017, the State contributed approximately $231.133 million to URS, which was 100% of its contractually and statutorily required contributions.
As of December 31, 2016, the URS pension plans' fiduciary net position as a percent of the total pension liability is 86%.

Other Postemployment Benefits
The State administers the State Employee Other Postemployment Benefit Plan ("State Employee OPEB Plan") through the State Post—Retirement Benefits Trust Fund. A separate Elected Official Other Postemployment Benefit Plan ("Elected Official OPEB Plan") is provided for governors and legislators, and is administered through the Elected Official Post—Retirement Benefits Trust Fund. Both trust funds are irrevocable and legally protected from creditors. Both plans are single-employer defined benefit healthcare plans and are closed plans available to only employees and elected officials that meet certain eligibility criteria.
The State early implemented GASB Statement 75, Accounting and Financial Reporting for Postem-ployment Benefits Other Than Pensions. This statement establishes standards for measuring and recognizing certain transactions for Other Postemployment Benefit (OPEB) Plans; specifically, this statement requires the State to record the State's net OPEB liability in the State's CAFR. For Fiscal Year 2017, the State reported a collective $4.737 million in deferred inflows of resources and $112.456 million in net OPEB liability for both the State Employee OPEB Plan and the Elected Official OPEB Plan. For the State Employee OPEB Plan and the Elected Official OPEB Plan the fiduciary net position as a percentage of the total OPEB liability was 70.03% and 76.77%, respectively.
The State Legislature is contributing amounts to each OPEB trust fund that, at a minimum, is sufficient to fully fund the Actuarially Determined Contribution ("ADC"), an actuarially determined amount. For Fiscal Year 2017, the State contributed $33.361 million to the State Employee OPEB Plan and $1.388 million to the Elected Official OPEB Plan, which were $4.261 million and $147,000 more than the ADC, respectively.
Federal Funding
Medicaid Funding in the State. In recent months, various federal healthcare reform proposals have circulated through state and national political arenas to replace or modify the Affordable Care Act ("ACA") enacted in 2010 which could affect the amount of federal funding states receive for Medicaid. The State has been actively engaged with other state and federal partners to inform the discussion and advocate for healthcare funding reform (more state flexibility, for example); however, general uncertainty around what changes may ultimately be legislated or executively adopted remain. In any case, the State's Medicaid program is positioned to respond to additional healthcare reforms at the federal level.
On the State level, in 2017 the State secured a federal Centers for Medicare and Medicaid Services waiver approval to issue of benefits as contemplated by House Bill 437 of the Legislature's 2016 General Session, which will extend Medicaid coverage to 4,000-6,000 extremely low-income adults without dependent children. This waiver was implemented on November 1, 2017 and will be funded at the traditional federal Medicaid match rate, along with revenues from a newly-imposed hospital assessment. New State funds for this program (roughly $17 million) were budgeted upon passage of the authorizing State legislation in 2016.
The State's Medicaid participation rate is among the lowest in the nation, with average Fiscal Year 2017 enrollment approximating 333,000, or 10.7% of the State's total population (an estimated 3,101,800 as of July 2017). The State has only expanded Medicaid to a fraction of the newly eligible population under ACA, as previously noted, and did so at the traditional federal match rate. As such, the State would not be directly affected by changes to federal funding for the expansion demographic. The State receives a higher than average Federal Medical Assistance Percentage at roughly 70%; however, the State also has one of the lowest rates of spending per full-benefit Medicaid enrollee and has a history of State funding innovations such as imposing hospital assessments and moving to capitation payments for Medicaid provider networks.

While the State does not currently anticipate a material adverse impact from potential changes to the ACA, there can be no assurance that any current health care laws and regulations will remain in their current form or that any potential changes to the laws and regulations governing health care funding would not have a material adverse financial impact on the State.
Federal Funding in the State Budget. Approximately 78% percent of federal funds included in the State's Fiscal Year 2018 budget are funding the following programs: Medicaid ($1.853 billion); education, including special education, school lunch, and Title I for disadvantaged students ($520 million); Supplemental Nutrition Assistance ($310 million); transportation ($365 million); Temporary Assistance for Needy Families ($105 million); National Guard ($67 million), Office of Rehabilitation ($64 million); and Women Infants and Children ($45 million). Not only do federal dollars fund a large portion of the State's major social service programs, federal dollars also play a key role in funding programs that provide care for elderly veterans, clean drinking water, and air pollution prevention.
Although the State receives a large portion of its funding for social service programs from federal funds as discussed above, a recent Pew Charitable Trust report on federal spending ranked the State as ninth lowest in total federal spending relative to gross domestic product ("GDP") when all federal spending is accounted for. When measured on a per—capita basis, the State has the lowest total per capita federal spending. This is, in part, because the State's population is the youngest in the nation and consequently the State receives a much smaller portion of federal dollars than other states for programs such as Social Security and Medicare, two of the largest federal entitlement programs targeted to the elderly. As of 2014, the State is one of 20 states that receives less than 30% of total state revenue from federal funds. While no comparison is yet available with other states, the State's percentage of federal funds appropriated through the state budget is approximately 27% in Fiscal Year 2018 and is below the State's 10—year average of 28%.
While the State does not anticipate any material adverse impact from changes in federal funding, federal budget cuts proposed by the current administration could negatively impact the amount of federal funding the State receives in future years. There can be no assurance that current levels of federal funding to the State will be maintained or that any potential federal budget cuts and potential decreases in flow through of funds to states would not have a material adverse financial impact on the State. The State cannot predict now what, if any, effect such decreases in federal spending would have on the State's budget.
Federal Sequestration. Pursuant to the Budget Control Act of 2011 (the "BCA"), cuts to federal programs necessary to reduce federal spending to levels specified in the BCA (known as "sequestration") were ordered in federal fiscal years ending September 30, 2013 through 2021, and were subsequently extended through September 30, 2024. These reductions include cuts to the subsidy payments to be made to issuers of Build America Bonds ("BABs") and various other federal expenditures.
The State anticipates that any future reductions of subsidy payments with respect to the State's and the Authority's $1,251,150,000 of outstanding BABs (the State's $1,113,740,000 of general obligation bonds and $31,225,000 of water revenue bonds; and the Authority's $106,185,000 of lease revenue bonds) or reductions in other federal grants because of sequestration would have no material impact on their operations or financial position. The State cannot predict whether Congress will act to avoid or extend sequestration in the future.
Litigation
The State is party to numerous legal proceedings, many of which normally occur in government operations. In addition, the State is involved in certain other legal proceedings that, if decided against the State, might require the State to make significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation, estimate the potential impact on the ability of the State to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on a fund's investments.
A lawsuit was filed by the Tobacco Companies against the settling states participating in a master settlement agreement in an effort to recoup tobacco settlement payments made in prior years. The plaintiffs allege that they are entitled to a nonparticipating manufacturer adjustment that will allow them to take a credit against future payment obligations. The dispute is currently in arbitration for the tobacco settlement payment made to Utah in fiscal year 2005. An adverse ruling may impact future state tobacco receipts of up to approximately $28 million, plus interest.
In addition to the item above, the State is contesting other legal actions totaling over $15.21 million plus attorneys' fees and interest and other cases where the amount of potential loss is indeterminable. Some portions of the amounts sought have been paid by the State or placed in escrow.

AQUILA MUNICIPAL TRUST
 PART C: OTHER INFORMATION

ITEM 28 EXHIBITS

(a)	(i)	Amended & Restated Declaration of Trust (xxv)
(a)	(i)	Schedule B to Amended & Restated Declaration of Trust (xxvi)

(b)		By-laws (xxii)
(c)		See Amended and Restated Declaration of Trust and By-laws filed under Items 28(a) and 28(b).

(d)	(i)	Advisory and Administration Agreement - Aquila Tax Free Trust of Arizona (xvii)
	(ii)	Advisory and Administration Agreement - Aquila Tax-Free Fund of Colorado (xxiii)

	(iii)	Advisory and Administration Agreement - Aquila Churchill Tax-Free Fund of Kentucky (xxiii)

	(iv)	Advisory and Administration Agreement - Aquila Narragansett Tax-Free Income Fund (xxiii)

	(v)	Advisory and Administration Agreement - Aquila Tax-Free Fund For Utah (xxiii)

	(vi)	Sub-Advisory Agreement - Aquila Tax-Free Fund of Colorado (xxiii)

	(vii)	Sub-Advisory Agreement - Aquila Narragansett Tax-Free Income Fund (xxv)

	(viii)	Investment Advisory Fee Waiver Agreement - Aquila Tax-Free Fund of Colorado (xxviii)

	(ix)	Expense Waiver Letter - Aquila Narragansett Tax-Free Income Fund (xxvi) (xxviii)

	(x)	Expense Waiver Letter - Aquila Tax-Free Fund For Utah (xxvi) (xxviii)

(e)	(i)	Distribution Agreement - Aquila Tax Free Trust of Arizona (vi)

	(ii)	Anti-Money Laundering Amendment to Distribution Agreement - Aquila Tax Free Trust of Arizona (x)
	(iii)	Sales Agreement for Brokerage Firms (iv)
	(iv)	Sales Agreement for Financial Institutions (iv)
	(v)	Sales Agreement for Investment Advisers (iv)
	(vi)	Shareholder Services Agreement - Aquila Tax Free Trust of Arizona (ix)
	(vii)	Distribution Agreement - Aquila Tax-Free Fund of Colorado (xxiii)
	(viii)	Distribution Agreement - Aquila Churchill Tax-Free Fund of Kentucky (xxiii)

	(ix)	Distribution Agreement - Aquila Narragansett Tax-Free Income Fund (xxiii)

	(x)	Distribution Agreement - Aquila Tax-Free Fund For Utah (xxiii)

	(xi)	Shareholder Services Agreement - Aquila Tax-Free Fund of Colorado (xxiii)

	(xii)	Shareholder Services Agreement - Aquila Churchill Tax-Free Fund of Kentucky (xxiii)

	(xiii)	Shareholder Services Agreement - Aquila Narragansett Tax-Free Income Fund (xxiii)

	(xiv)	Shareholder Services Agreement - Aquila Tax-Free Fund For Utah (xxiii)
(f)		Not applicable
(g)	(i)	Custody Agreement (xxv)
(h)	(i)	Transfer Agency and Shareholder Services Agreement (xxvii)

	(ii)	Fund Accounting Agreement (xxv)
(i)		Opinion of counsel (xxi)

(j)		Consent of Independent Registered Public Accounting Firm (xxviii)
(k)		Not applicable
(l)		Not applicable
(m)	(i)	Distribution Plan - Aquila Tax Free Trust of Arizona (xxvi)
	(ii)	Shareholder Services Plan - Aquila Tax Free Trust of Arizona (iv)

	(iii)	Distribution Plan - Aquila Tax-Free Fund of Colorado (xxvi)

	(iv)	Distribution Plan - Aquila Churchill Tax-Free Fund of Kentucky (xxvi)

	(v)	Distribution Plan - Aquila Narragansett Tax-Free Income Fund (xxvi)

	(vi)	Distribution Plan - Aquila Tax-Free Fund For Utah (xxvi)

	(vii)	Shareholder Services Plan - Aquila Tax-Free Fund of Colorado (xx)

	(viii)	Shareholder Services Plan - Aquila Churchill Tax-Free Fund of Kentucky (xx)

	(ix)	Shareholder Services Plan - Aquila Narragansett Tax-Free Income Fund (xx)

	(x)	Shareholder Services Plan - Aquila Tax-Free Fund For Utah (xx)

(n)	(i)	Plan pursuant to Rule 18f-3 under the 1940 Act - Aquila Tax Free Trust of Arizona (xxvi)

	(ii)	Plan pursuant to Rule 18f-3 under the 1940 Act - Aquila Tax-Free Fund of Colorado (xxvi)

	(iii)	Plan pursuant to Rule 18f-3 under the 1940 Act - Aquila Churchill Tax-Free Fund of Kentucky (xxvi)

	(iv)	Plan pursuant to Rule 18f-3 under the 1940 Act - Aquila Narragansett Tax-Free Income Fund (xxvi)

	(v)	Plan pursuant to Rule 18f-3 under the 1940 Act - Aquila Tax-Free Fund For Utah (xxvi)

(o)		Reserved
(p)		Codes of Ethics
	(i)	The Trust (xviii)
	(ii)	The Manager and the Distributor (xviii)
	(iii)	Code of Ethics of Citizens Investment Advisors (xx)

	(iv)	Code of Ethics of Davidson Fixed Income Management Inc. doing business as Kirkpatrick Pettis Capital Management (xx)

N/A		Powers of Attorney (xxiii)

---------------------------
(i)		Filed as an exhibit to Registrant's Post-Effective Amendment No. 11 dated January 12, 1996, and incorporated herein by reference.
(ii)		Filed as an exhibit to Registrant's Post-Effective Amendment No. 13 dated March 22, 1996 and incorporated herein by reference.
(iii)		Filed as an exhibit to Registrant's Post-Effective Amendment No. 14 dated October 31, 1996 and incorporated herein by reference.
(iv)		Filed as an exhibit to Registrant's Post-Effective Amendment No. 15 dated October 29, 1997 and incorporated herein by reference.
(v)		Filed as an exhibit to Registrant's Post-Effective Amendment No. 16 dated October 28, 1999 and incorporated herein by reference.
(vi)		Filed as an exhibit to Registrant's Post-Effective Amendment No. 18 dated October 28, 1999 and incorporated herein by reference.
(vii)		Filed as an exhibit to Registrant's Post-Effective Amendment No. 19 dated October 31, 2000 and incorporated herein by reference.
(viii)		Filed as an exhibit to Registrant's Post-Effective Amendment No. 20 dated October 17, 2001 and incorporated herein by reference.
(ix)		Filed as an exhibit to Registrant's Post-Effective Amendment No. 21 dated October 22, 2002 and incorporated herein by reference.
(x)		Filed as an exhibit to Registrant's Post-Effective Amendment No. 22 dated October 29, 2003 and incorporated herein by reference.
(xi)		Filed as an exhibit to Registrant's Post-Effective Amendment No. 24 dated October 28, 2004 and incorporated herein by reference.

(xii)	Filed as an exhibit to Registrant's Post-Effective Amendment No. 25 dated October 21, 2005 and incorporated herein by reference.
(xiii)	Filed as an exhibit to Registrant's Post-Effective Amendment No. 26 dated October 23, 2006 and incorporated herein by reference.
(xiv)	Filed as an exhibit to Registrant's Post-Effective Amendment No. 27 dated October 16, 2007 and incorporated herein by reference.
(xv)	Filed as an exhibit to Registrant's Post-Effective Amendment No. 28 dated October 30, 2008 and incorporated herein by reference.
(xvi)	Filed as an exhibit to Registrant's Post-Effective Amendment No. 29 dated October 22, 2009 and incorporated herein by reference.
(xvii)	Filed as an exhibit to Registrant's Post-Effective Amendment No. 30 dated October 28, 2010 and incorporated herein by reference.
(xviii)	Filed as an exhibit to Registrant's Post-Effective Amendment No. 31 dated October 21, 2011 and incorporated herein by reference.
(xix)	Filed as an exhibit to Registrant's Post-Effective Amendment No. 33 dated October 24, 2012 and incorporated herein by reference.
(xx)	Filed as an exhibit to Registrant's Registration Statement on Form N-14 dated April 22, 2013 and incorporated herein by reference.

(xxi)	Filed as an exhibit to Registrant's Post-Effective Amendment No. 40 dated September 30, 2013 and incorporated herein by reference.
(xxii)	Filed as an exhibit to Registrant's Post-Effective Amendment No. 42 dated May 19, 2014 and incorporated herein by reference.

(xxiii)	Filed as an exhibit to Registrant's Post-Effective Amendment No. 44 dated July 24, 2014 and incorporated herein by reference.
(xxiv)	Filed as an exhibit to Registrant's Post-Effective Amendment No. 45 dated July 23, 2015 and incorporated herein by reference.
(xxv)	Filed as an exhibit to Registrant's Post-Effective Amendment No. 47 dated July 25, 2016 and incorporated herein by reference.
(xxvi)	Filed as an exhibit to Registrant's Post-Effective Amendment No. 49 dated March 31, 2017 and incorporated herein by reference.

(xxvii)	Filed as an exhibit to Registrant's Post-Effective Amendment No. 51 dated July 24, 2017 and incorporated herein by reference.

(xxviii)	Filed herewith.

ITEM 29. Persons Controlled By Or Under Common Control With Registrant

None.

ITEM 30. Indemnification

Article IX of the Registrant's Amended and Restated Declaration of Trust, filed as an exhibit to Post-Effective Amendment No. 47 to the Registrant's Registration Statement on Form N-1A dated July 25, 2016, is incorporated herein by reference. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers, and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such Trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31. Business & Other Connections of Investment Adviser

The business and other connections of Aquila Investment Management LLC, the Funds' Investment Adviser and Manager is set forth in the prospectus (Part A).  For information as to the business, profession, vocation, or employment of a substantial nature of its Directors and officers, reference is made to the Form ADV filed by it under the Investment Advisers Act of 1940.

Davidson Fixed Income Management, Inc. doing business as Kirkpatrick Pettis Capital Management, the Sub-Adviser of Aquila Tax-Free Fund of Colorado, is a registered investment adviser. The Sub-Adviser is an independent registered investment adviser that does business in Colorado and Oregon as Kirkpatrick Pettis Capital Management. The Sub-Adviser provides a wide range of fixed-income investment management services for organizations including non-profit entities, higher education institutions, state governments, school districts, and all levels of local government.  The Sub-Adviser and its predecessor companies have served as investment sub-adviser to Aquila Tax-Free Fund of Colorado and its predecessor since 1992. The Sub-Adviser has approximately $1.1 billion in assets under management. It has a local office at 1550 Market Street, Denver, Colorado 80202 and is a wholly-owned subsidiary of Davidson Companies, based at 8 Third Street North, Great Falls, Montana.  For information about the business, profession, vocation, or employment of a substantial nature of the investment adviser, its directors, and its officers, reference is made to the Form ADV filed by it under the Investment Adviser's Act of 1940.

Citizens Investment Advisors, the Sub-Adviser of Aquila Narragansett Tax-Free Income Fund, is a department of Citizens Bank, N.A., a bank subsidiary of Citizens Financial Group, Inc. ("CFG"). CFG is a commercial bank holding company with total assets of $153.5  billion. It is headquartered in Providence, Rhode Island, and, through its subsidiaries, has 1,150 branches and nearly 17,500 employees. It operates its branch network in 11 states and has non-branch retail and commercial offices in select markets nationwide.

Through Citizens Bank, N.A., CFG provides a full range of financial services to individuals, businesses, and governmental units. CFG's headquarters are at One Citizens Plaza, Providence, Rhode Island 02903. For information as to the business, profession, vocation, or employment of a substantial nature of the directors and officers of Citizens Financial Group, reference is made to the Form ADV filed by it under the Investment Advisers Act of 1940.

ITEM 32.   Principal Underwriters

(a) Aquila Distributors LLC serves as principal underwriter to the following Funds: Aquila Three Peaks Opportunity Growth Fund, Aquila Three Peaks High Income Fund, Aquila Churchill Tax-Free Fund of Kentucky, Hawaiian Tax-Free Trust, Aquila Narragansett Tax- Free Income Fund, Aquila Tax-Free Fund For Utah, Aquila Tax-Free Fund of Colorado, Aquila Tax-Free Trust of Arizona and Aquila Tax-Free Trust of Oregon.

(b) For information about the directors and officers of Aquila Distributors LLC, reference is made to the Form BD filed by it under the Securities Exchange Act of 1934.

(c) Not applicable.

ITEM 33. Location of Accounts and Records

All such accounts, books, and other documents are maintained by the adviser, the administrator, the sub-adviser, the custodian, and the transfer agent, whose addresses appear on the back cover pages of the Prospectus and Statement of Additional Information.

ITEM 34. Management Services

Not applicable.

ITEM 35. Undertakings

Not applicable.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and has caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 24th day of July, 2018.
AQUILA MUNICIPAL TRUST
(Registrant)

By: /s/ Diana P. Herrmann
Diana P. Herrmann, President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated below on July 24, 2018.

SIGNATURE	TITLE

/s/ Diana P. Herrmann*
Diana P. Herrmann	Trustee, Vice Chair of the Board and President

/s/ Ernest Calderón *
Ernest Calderón	Trustee

/s/ Thomas A. Christopher *
Thomas A. Christopher	Chair of the Board of Trustees

/s/ Gary C. Cornia *
Gary C. Cornia	Trustee

/s/ Grady Gammage, Jr.*
Grady Gammage, Jr.	Trustee

/s/ Glenn P. O'Flaherty *
Glenn P. O'Flaherty	Trustee

/s/ James R. Ramsey *
James R. Ramsey	Trustee

/s/ Laureen L. White *
Laureen L. White	Trustee

/s/ Joseph P. DiMaggio
Joseph P. DiMaggio	Chief Financial Officer and Treasurer

* By:  /s/ Diana P. Herrmann
          Diana P. Herrmann
        *Attorney-in-Fact, pursuant to Power of Attorney

AQUILA MUNICIPAL TRUST
Exhibit List

(d)	(viii)	Investment Advisory Fee Waiver Agreement - Aquila Tax-Free Fund of Colorado

(d)	(ix)	Expense Waiver Letter - Aquila Narragansett Tax-Free Income Fund

(d)	(x)	Expense Waiver Letter - Aquila Tax-Free Fund For Utah

(j)		Consent of Independent Registered Public Accounting Firm